SUPPLEMENT DATED MARCH 31, 2008
TO THE PROSPECTUSES FOR PRINCIPAL INVESTORS FUND, INC.
DATED FEBRUARY 29, 2008
This supplement updates information currently in the prospectus. Not every fund listed in this supplement is available in each share class.

Effective March 10, 2008, Principal Funds Distributor has been designated as a co-distributor, with Princor Financial Services Corporation, for the Institutional, J, Advisors Select, Advisors Preferred, Advisors Signature, Select, and Preferred share classes of Principal Investors Fund.
Use of the term “distributor” throughout the prospectuses for these share classes includes both Principal Funds Distributor and Princor Financial Services Corporation.

Disciplined LargeCap Blend Fund
On or about May 1, 2008, Principal Global Investors, LLC (“PGI”) will begin implementing a cash equitization program for the Disciplined LargeCap Blend Fund as described below. Scott W. Smith and Dirk Laschanzky will share the portfolio management of the cash equitization program.
Daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders will be held in the Fund’s “cash buffer.” PGI will invest the Fund’s cash buffer and portfolio cash in S&P 500 Index futures contracts that have an aggregate nominal value equal to the value of the Fund’s cash buffer and portfolio cash (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.

Equity Income Fund I
Effective March 31, 2008, David W. Simpson became a portfolio manager for this Fund along with Joseph T. Suty for Edge Asset Management, Inc.
David W. Simpson, CFA. Mr. Simpson is a portfolio manager at Edge. Prior to joining Edge in 2003, he was chief investment officer and managing director for Summit Capital Management. Mr. Simpson received an MBA in finance from the University of Wisconsin and a bachelor’s degree from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Government & High Quality Bond Fund
Effective March 11, 2008, Bryan C. Davis replaced Lisa A. Stange as a portfolio manager for the Fund for Principal Global Investors, LLC. Brad Fredericks remains as a portfolio manager for this fund.
Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

High Yield Fund II, Income Fund, and MidCap Stock Fund
Effective January 1, 2008, Mr. Coleman and Mr. Pokrzywinski had title changes as described below. Mr. Friedl’s corrected biography appears below. These funds are sub-advised by Edge Asset Management, Inc.
Daniel R. Coleman. Mr. Coleman, Managing Director, Chief Investment Officer, manages all investment operations at Edge. Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 to 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000. Mr. Coleman received an MBA from New York University and a bachelor’s degree in finance from the University of Washington.
John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been responsible for the day-to-day management of the Income Fund since January 1, 2008. Prior to that, Mr. Friedl had served as co-manager of the predecessor Income Fund with Gary Pokrzywinski since March 2005. He has been employed as an investment professional at Edge since August 1998. Mr. Friedl received a master’s degree in finance from Seattle University and a bachelor’s degree in communications and finance from the University of Washington. He has earned the right to use the Chartered Financial Analyst designation.

Gary Pokrzywinski, CFA. Mr. Pokrzywinski, Managing Director, Head of Fixed Income, leads a team of investment professionals that is responsible for the management of the Fixed-Income Funds for which Edge serves as sub-advisor (Income, Mortgage Securities, Short-Term Income and High Yield II). Mr. Pokrzywinski has been responsible for the day-to-day management of the predecessor High Yield Fund since April 1998. Mr. Pokrzywinski also served as co-manager of the predecessor Income Fund with John Friedl between March 2005 and January 2008. He served as the Income Fund’s primary portfolio manager from 1992 until 2005. Mr. Pokrzywinski has been employed at Edge since 1992. He received a bachelor’s degree in finance and management information systems from the University of Wisconsin. Mr. Pokrzywinski has earned the right to use the Chartered Financial Analyst designation and is a member of the Seattle Investment Society and the Association for Investment Management and Research.

International Growth Fund
Principal Global Investors, LLC (“PGI”) is the Sub-Advisor to the International Growth Fund. Steven Larson and John Pihlblad share portfolio management responsibilities for this fund.
Steven Larson, CFA. Mr. Larson is a portfolio manager for PGI. He is responsible for co-managing PGI’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.
John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Partners LargeCap Blend Fund I
Effective March 6, 2008, Melissa R. Brown no longer serves as a portfolio manager for the Fund. Andrew Alford, Mark Carhart, and Robert C. Jones remain as portfolio managers for Goldman Sachs Asset Management, L.P.

PARTNERS SMALLCAP VALUE FUND II
Effective March 29, 2008, Stephen A. Clark became a portfolio manager for this Fund along with Robert T. Deere for Dimensional Fund Advisors (“DFA”). Vaughan Nelson Investment Management, LP, the other sub-advisor for this fund, did not have any portfolio manager changes.
Stephen A. Clark. Mr. Clark is a Senior Portfolio Manager and Vice President of DFA and chairman of the Investment Committee. He joined DFA in 2001 and has been responsible for the portfolio management group since January 2006. He earned an MBA from the University of Chicago and a BS from Bradley University.

Principal LifeTime Funds
Effective March 31, 2008, David M. Blake and Tim Dunbar became portfolio managers for the Principal LifeTime Funds along with Dirk Laschanzky for Principal Global Investors, LLC. Messrs. Blake, Dunbar, and Laschanzky operate as a team, sharing authority and responsibility for asset allocation services with no limitation on the authority of one portfolio manager in relation to another. James Fennessey, Michael Finnegan, and Randy Welch continue as portfolio managers for Principal Management Corporation.
Tim Dunbar. Mr. Dunbar is executive director and head of equities for Principal Global Investors. In this capacity, he oversees the business management and strategic direction of the firm’s equity group on a global basis. He joined the firm in 1986 and has held a wide range of investment management roles and has been a member of the Principal Global Investors senior management team for nearly five years. Most recently, he was responsible for overseeing asset management merger and acquisition activities. Mr. Dunbar received a bachelor’s degree from Iowa State University.
David M. Blake, CFA. Mr. Blake is the executive director and chief investment officer of fixed income for Principal Global Investors. Prior to joining Principal Global Investors in 2000, he was a senior portfolio manager for Boatmen’s Capital Management, a subsidiary of Bank of America, where he began his career in 1989. Mr. Blake received both an MBA and a bachelor’s degree from Saint Louis University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

There has been a revision to a category listed within “Purchase Without an Initial Sales Charge (Class A Shares)” (Class A, B, and C shares prospectus, page 172). A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:
•	by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations; provided, however, that the third party administrator or other service provider the sponsor of the retirement or benefit plan employs utilizes a system for processing purchases of shares that will accommodate waiver of the Fund’s sales charge.

SUPPLEMENT DATED FEBRUARY 29, 2008
TO THE PROSPECTUS FOR PRINCIPAL INVESTORS FUND, INC.
CLASS A, CLASS B, AND CLASS C SHARES
DATED FEBRUARY 29, 2008
The following is a replacement of information in the prospectus.
Principal LifeTime Strategic Income Fund — Class A Shares
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets
Class A Shares

		Principal
		LifeTime
		Strategic
		Income
For the year ended October 31, 2007		Fund(1)
Management Fees		0.1225%
12b-1 Fees		0.2500%
Other Expenses		0.3000%

	Total Gross Operating Fees and Expenses	0.6725%	(2)
Expense Reimbursement at Principal LifeTime Fund Level		0.1725%

	Net Operating Fees and Expenses	0.5000%
Acquired Fund (Underlying Fund) Operating Expenses		0.5500%

	Total Annual Fund Operating Expenses	1.0500%
(1) Principal has contractually agreed to limit the Fund’s expenses attributable to Class A shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.50% for Class A shares.
(2) Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Principle LifeTime Strategic Income Fund	$525	$792	$1,053	$1,797	$552	$792	$1,053	$1,797

PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

Class A, Class B, and Class C Shares

The date of this Prospectus is February 29, 2008.

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

2	Principal Investors Fund
1-800-222-5852

Principal Investors Fund	3
www.PrincipalFunds.com

RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF”) offers many investment portfolios, (together, the “Funds”) through this prospectus. Principal Management Corporation (“Principal”)* serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory and certain corporate administrative services to the Fund.

Principal Investors Fund, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008.

Principal Funds Distributor, Inc. (the “Distributor”)* is the Fund’s principal underwriter for Class A, Class B, and Class C shares. Princor Financial Services Corporation (“Princor”)* is the Fund’s principal underwriter for other share classes the Fund issues.

Principal has selected one or more Sub-Advisors for each Fund based on the Sub-Advisor’s experience with the investment strategy for which it was selected. The Sub-Advisors and the Funds each sub-advise are:

Sub-Advisor	Fund(s)

AllianceBernstein L.P.	Partners LargeCap Value

American Century Investment Management, Inc.	Partners LargeCap Growth II

Columbus Circle Investors*	LargeCap Growth

Edge Asset Management, Inc.*	Equity Income I High Yield II Income MidCap Stock Mortgage Securities Short-Term Income Strategic Asset Management Portfolios West Coast Equity

Emerald Advisers, Inc.	Partners SmallCap Growth II

Essex Investment Management Company, LLC	Partners SmallCap Growth II

Goldman Sachs Asset Management, L.P.	Partners LargeCap Blend I

Jacobs Levy Equity Management, Inc.	Partners MidCap Value

Mellon Capital Management Corporation	Partners MidCap Growth I

Morgan Stanley Investment Management Inc. (doing business as Van Kampen)	California Municipal Tax-Exempt Bond I

Neuberger Berman Management Inc.	Partners MidCap Value

Principal Global Investors, LLC*	Bond & Mortgage Securities
Disciplined LargeCap Blend
Diversified International
Government & High Quality Bond
Inflation Protection
International Emerging Markets
LargeCap S&P 500 Index
LargeCap Value
MidCap Blend
Money Market
Principal LifeTime Funds
Short-Term Bond
SmallCap Blend
SmallCap Growth
SmallCap Value
Ultra Short Bond

4 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Sub-Advisor	Fund(s)

Principal Real Estate Investors, LLC*	Global Real Estate Securities Real Estate Securities

Spectrum Asset Management, Inc.*	Preferred Securities

T. Rowe Price Associates, Inc.	Partners LargeCap Blend Partners LargeCap Growth I

Turner Investment Partners, Inc.	Partners MidCap Growth

UBS Global Asset Management (Americas) Inc.	Partners SmallCap Growth II

*	Principal Management Corporation; Columbus Circle Investors; Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Principal Funds Distributor, Inc.; Princor Financial Services Corporation; Spectrum Asset Management, Inc.; and Edge Asset Management, Inc., are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

All of the Funds described in this prospectus offer Class A shares and Class C shares. In addition, certain of the Funds offer Class B shares. Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase. Class B and Class C shares are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge (“CDSC”) on shares redeemed within the applicable CDSC period as described in this prospectus. See “Choosing a Share Class” and “CDSC Calculation and Waivers” for more information.

Main Strategies and Risks
Each Fund’s investment objective is described in the summary description of each Fund. The Board of Directors may change a Fund’s objective or its investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of each Fund also describes each Fund’s primary investment strategies (including the type or types of securities in which the Fund may invest), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries), and the principal risks associated with an investment in the Fund. A fuller discussion of investment strategies and risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks–Temporary Defensive Measures.”

Each Fund is designed to be a portion of an investor’s portfolio. None of the Funds are intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to bear investment losses during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. In addition to the risks identified in each Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, management risk, and market risk. Each Fund is also subject to underlying fund risk to the extent that a Principal LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Investment Results
Below the description of each Fund is a bar chart showing the investment returns of its Class A shares for each of the past ten calendar years (or for each of the full calendar years since the Fund’s inception). The bar chart is intended to provide some indication of the volatility of the Fund’s past returns. The performance table following each bar chart

Principal Investors Fund	RISK/RETURN SUMMARY 5
www.PrincipalFunds.com

shows how, for each applicable class of shares, average annual total returns of the Fund compare to returns of one or more broad-based securities market indices and an average of the performance of a group of mutual funds with similar investment objectives for the last one, five, and ten calendar years (or, in the case of a newer Fund, for the life of the Fund). An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions, sales charges, or expenses that would be paid by investors purchasing the securities represented by the indices. Consult Appendix B for descriptions of the indices and category averages used in this prospectus. The annual returns in the bar chart do not reflect sales charges; if sales charges were reflected, results would be lower. Each class of shares of the Fund invests in the same portfolio of securities, and the annual returns of each class will differ only to the extent the classes do not have the same expenses. Average annual total returns shown in the performance table reflect the maximum applicable sales charge. PAST PERFORMANCE (BEFORE AND AFTER TAXES) DOES NOT GUARANTEE FUTURE RESULTS.

Performance for periods prior to the date on which a Fund’s Class A, Class B, or Class C shares began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund or a predecessor fund (as noted in the performance chart and table). Performance which is based on the oldest share class of the Fund has been adjusted to reflect the expenses of the Fund’s Class A, Class B, and Class C shares. The adjustments result in performance that is no higher than the historical performance of the Fund’s oldest share class.

The current 7-day yield for the Money Market Fund may be obtained by calling the Principal Investors Fund at 1-800-222-5852 or on the principalfunds.com website.

There can be no assurance that any Fund will achieve its investment objective. It is possible to lose money by investing in the Funds. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

6 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Strategic Asset Management (“SAM”) Portfolios

Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios currently invest principally in Institutional Class shares of equity funds and fixed-income funds. (“Underlying Funds”). Each of the SAM Portfolios may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor’s discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

•	short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
•	other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”), Fitch Ratings (“Fitch”), or Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
•	commercial paper, including master notes;
•	bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
•	repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

Principal Investors Fund	RISK/RETURN SUMMARY 7
www.PrincipalFunds.com

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence
Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

Main Risks
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio’s shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio’s investments are invested in the Underlying Funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share price will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them.

The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

8 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds, or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	Prepayment Risk
•	Real Estate Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk
•	Eurodollar and Yankee Obligations Risk

The greater the investment by each Portfolio in Underlying Funds that invest in foreign investments, the greater the exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Portfolio is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, advisor, distributor, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Edge has provided investment advice to each SAM Portfolio since its inception.

As of October 31, 2007, the Portfolios’ assets were allocated among the Underlying Funds as follows:

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Disciplined LargeCap Blend Fund	10.91%	7.47%	13.87%	5.83%	15.52%
Diversified International Fund	7.90	5.37	10.05	—	11.24
Equity Income Fund I	13.96	9.60	17.77	5.45	18.91
High Yield Fund II	4.40	5.68	2.45	6.63	3.73
Income Fund	9.79	17.09	4.02	24.44	—
International Emerging Markets Fund	2.19	1.47	2.81	—	3.09
LargeCap Growth Fund	18.78	12.59	23.35	8.45	25.64
MidCap Stock Fund	3.53	2.55	4.87	2.26	5.84
Money Market Fund	0.50	—	—	—	—
Mortgage Securities Fund	16.26	25.33	6.69	30.78	—
Real Estate Securities Fund	2.31	1.69	2.95	1.19	3.28
Short-Term Income Fund	0.84	5.28	—	11.53	—
SmallCap Growth Fund	1.93	1.24	2.59	1.07	2.78
SmallCap Value Fund	1.64	1.14	2.12	0.99	2.34
West Coast Equity Fund	5.06	3.50	6.46	1.38	7.63

Total	100.00%	100.00%	100.00%	100.00%	100.00%

Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Derivatives Risk

Principal Investors Fund	RISK/RETURN SUMMARY 9
www.PrincipalFunds.com

Historical Performance
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio’s total return has varied year by year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio’s investment return is net of the operating expenses of each of the Underlying Funds.

Flexible Income Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	generally invests no more than 30% of its net assets in equity funds

•	may invest up to 30% of its assets in any single equity fund.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

10 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.13%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-2.01%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	0.89	5.54	5.58
(after taxes on distributions)(2)	-0.86	4.20	3.81
(after taxes on distributions and sale of shares)(2)	1.07	4.03	3.75
Class B	-0.13	5.36	5.43
Class C	3.86	5.70	5.23
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond Index(3)	6.93	6.22	6.24
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 11
www.PrincipalFunds.com

Conservative Balanced Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	may invest up to 30% of its assets in any single equity fund.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as future contracts and options.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.00%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-4.84%

12 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	1.31	7.31	4.65
(after taxes on distributions)(2)	-0.43	6.19	3.11
(after taxes on distributions and sale of shares)(2)	1.65	5.76	3.06
Class B	1.42	7.38	4.61
Class C	5.46	7.71	4.47
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond Index(3)	6.77	7.97	6.37
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 2003 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses. Effective August 1, 2000, the investment objective and policies of the predecessor fund changed. Accordingly, the performance shown may not reflect what the predecessor fund’s performance would have been under its current investment objective and policies.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Balanced Portfolio

Objective:	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	invests between 30% and 70% of its net assets in equity funds and between 30% and 70% of its net assets in fixed-income funds and cash equivalents

•	may invest up to 30% of its assets in any single equity fund

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

Principal Investors Fund	RISK/RETURN SUMMARY 13
www.PrincipalFunds.com

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	15.44%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-8.79%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	2.31	9.50	7.69
(after taxes on distributions)(2)	0.65	8.69	6.29
(after taxes on distributions and sale of shares)(2)	2.74	7.94	5.95
Class B	2.46	9.62	7.64
Class C	6.44	9.91	7.46
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(3)	6.47	9.65	6.36
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

14 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Conservative Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	generally invests at least 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single equity fund

•	may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalent.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	22.16%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02 and ’01	-12.69%

Principal Investors Fund	RISK/RETURN SUMMARY 15
www.PrincipalFunds.com

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years

Class A (before taxes)	3.08	11.51	8.46
(after taxes on distributions)(2)	1.59	11.04	7.37
(after taxes on distributions and sale of shares)(2)	3.61	9.99	6.89
Class B	3.22	11.66	8.37
Class C	7.23	11.93	8.21
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index(3)	6.05	11.27	6.20
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Strategic Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	generally invests at least 75% of its net assets in equity funds

•	may invest up to 50% of its assets in any single equity fund

•	may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

16 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	25.23%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-16.73%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	3.24	12.84	8.63
(after taxes on distributions)(2)	1.95	12.49	7.69
(after taxes on distributions and sale of shares)(2)	3.74	11.25	7.15
Class B	3.46	13.20	8.58
Class C	7.44	13.31	8.37
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
Russell 3000 Index(3)	5.14	13.63	6.22
Morningstar Large Blend Category Average	6.16	12.63	5.92

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The predecessor portfolio’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 17
www.PrincipalFunds.com

Fees and Expenses of the Portfolios

The following tables show the operating expenses (expressed as a percentage of average daily net assets) incurred by the Class A, Class B and Class C shares of the SAM Portfolios during the fiscal year ended October 31, 2007. The tables also show the amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the SAM Portfolios through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(Expenses that are deducted from Fund Assets) as a Percentage of Average Daily Net Assets
Class A Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For the year ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.25	0.25	0.25	0.25	0.25
Other Expenses	0.09	0.10	0.08	0.09	0.12

Total Gross Operating Fees and Expenses	0.65%	0.66%	0.64%	0.65%	0.68%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65

Total Annual Fund Operating Expenses	1.18%	1.23%	1.24%	1.28%	1.33%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund Assets) as a Percentage of Average Daily Net Assets
Class B Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For the year ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	1.00	1.00	1.00	1.00	1.00
Other Expenses	0.11	0.12	0.09	0.10	0.13

Total Gross Operating Fees and Expenses	1.42%	1.43%	1.40%	1.41%	1.44%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65

Total Annual Fund Operating Expenses	1.95%	2.00%	2.00%	2.04%	2.09%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund Assets) as a Percentage of Average Daily Net Assets
Class C Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For the year ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	1.00	1.00	1.00	1.00	1.00
Other Expenses	0.11	0.10	0.09	0.10	0.12

Total Gross Operating Fees and Expenses	1.42%	1.41%	1.40%	1.41%	1.43%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65

Total Annual Fund Operating Expenses	1.95%	1.98%	2.00%	2.04%	2.08%

An affiliate of the Distributor may pay to intermediaries, with respect to shares of the SAM Portfolios, a revenue sharing fee accrued daily and payable monthly at the annual rate of 0.50% (0.25% for Class C Shares) of the average daily net assets of such shares sold prior to March 1, 2006, and held continuously by customers of the intermediaries, in addition to any dealer allowance, sales commissions, and/or service fees payable by the Distributor set forth above. This fee may be modified or terminated at any time upon notice to the intermediary and the intermediary may decline to accept this fee at any time upon written notice to the Distributor.

18 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Flexible Income Portfolio	$565	$808	$1,070	$1,817	$565	$808	$1,070	$1,817
Conservative Balanced Portfolio	668	920	1,189	1,958	668	920	1,189	1,958
Balanced Portfolio	669	922	1,194	1,967	669	922	1,194	1,967
Conservative Growth Portfolio	673	933	1,213	2,010	673	933	1,213	2,010
Strategic Growth Portfolio	678	948	1,239	2,063	678	948	1,239	2,063

Class B Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Flexible Income Portfolio	$698	$1,012	$1,252	$2,075	$198	$612	$1,052	$2,075
Conservative Balanced Portfolio	703	1,027	1,278	2,129	203	627	1,078	2,129
Balanced Portfolio	703	1,027	1,278	2,131	203	627	1,078	2,131
Conservative Growth Portfolio	707	1,040	1,298	2,174	207	640	1,098	2,174
Strategic Growth Portfolio	712	1,055	1,324	2,227	212	655	1,124	2,227

Class C Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Flexible Income Portfolio	$298	$612	$1,052	$2,275	$198	$612	$1,052	$2,275
Conservative Balanced Portfolio	301	621	1,068	2,306	201	621	1,068	2,306
Balanced Portfolio	303	627	1,078	2,327	203	627	1,078	2,327
Conservative Growth Portfolio	307	640	1,098	2,369	207	640	1,098	2,369
Strategic Growth Portfolio	311	652	1,119	2,410	211	652	1,119	2,410

Principal Investors Fund	RISK/RETURN SUMMARY 19
www.PrincipalFunds.com

Principal LifeTime Funds

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective:	The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Funds is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the sub-advisors discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s

20 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest in foreign investments, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Principal LifeTime Fund is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, advisor, distributor, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

Principal Investors Fund	RISK/RETURN SUMMARY 21
www.PrincipalFunds.com

As of October 31, 2007, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below.

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund

Bond & Mortgage Securities Fund	25.62%	18.78%	10.32%	4.65%	1.90%	42.84%
Disciplined LargeCap Blend Fund	9.41	11.37	12.37	12.57	12.45	3.78
High Yield Fund	2.01	2.86	3.29	3.56	3.65	—
High Yield Fund II	0.65	0.83	0.91	0.95	1.00	—
Inflation Protection Fund	3.40	—	—	—	—	13.00
International Emerging Markets Fund	2.93	3.94	4.52	5.07	5.10	—
International Growth Fund	9.13	11.60	13.31	14.34	15.10	4.14
LargeCap Growth Fund	4.28	5.14	6.21	6.74	7.26	2.02
LargeCap Value Fund	2.54	3.09	3.79	4.24	4.46	1.55
Partners International Fund	5.16	6.23	7.17	7.82	7.86	2.48
Partners LargeCap Blend Fund I	4.94	5.78	6.25	6.61	6.51	2.33
Partners LargeCap Growth Fund I	4.26	5.65	6.50	7.65	7.97	1.64
Partners LargeCap Value Fund	2.47	3.15	3.57	4.20	4.40	1.67
Partners LargeCap Value Fund I	2.57	3.24	3.83	4.26	4.65	—
Partners MidCap Growth Fund	—	1.43	1.76	1.84	1.96	—
Partners MidCap Value Fund I	—	1.12	1.51	1.59	1.68	—
Partners SmallCap Growth Fund I	—	—	1.16	1.49	1.88	—
Partners SmallCap Growth Fund III	1.55	1.92	1.62	1.69	1.77	—
Partners SmallCap Value Fund I	—	—	0.96	1.30	1.64	—
Preferred Securities Fund	6.21	5.22	4.23	3.23	2.67	6.59
Real Estate Securities Fund	5.82	4.81	3.93	3.38	3.40	4.36
SmallCap S&P 600 Index Fund	2.37	2.11	1.32	1.29	1.09	1.65
SmallCap Value Fund	1.40	1.73	1.47	1.53	1.60	—
Ultra Short Bond Fund	3.28	—	—	—	—	11.95

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Historical Performance
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

22 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime Strategic Income Fund

Principal Investment Strategies
The Fund invests primarily in underlying fixed-income Funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.73%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-3.61%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-3.23	6.22	4.20
(after taxes on distributions)(2)	-4.77	5.18	3.26
(after taxes on distributions and sale of shares)(2)	-1.81	4.82	3.10
Class B	-4.18	6.63	4.72
Class C	-0.31	6.97	4.74
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index – NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime Strategic Income Blended Index(3)(5)	7.06	8.37	5.78
Morningstar Target-Date 2000-2014 Category Average	5.22	7.33	5.05

(1)	Class A shares commenced operations on June 28, 2005, Class B shares commenced operations on March 15, 2006, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 23
www.PrincipalFunds.com

Principal LifeTime 2010 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.40%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-5.72%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund

Class A (before taxes)	-2.43	8.02	4.92
(after taxes on distributions)(2)	-3.70	7.16	4.12
(after taxes on distributions and sale of shares)(2)	-1.16	6.53	3.82
Class C	1.50	8.99	5.63
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index – NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2010 Blended Index(3)(5)	6.95	9.77	6.15
Morningstar Target-Date 2000-2014 Category Average	5.22	7.33	5.05

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 41.9% Russell 3000 Index, 15.1% MSCI EAFE NDTR-D Index, and 43.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

24 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2020 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	10.00%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-7.86%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-0.95	9.78	5.68
(after taxes on distributions)(2)	-2.14	8.94	4.92
(after taxes on distributions and sale of shares)(2)	-0.14	8.11	4.52
Class B	0.95	9.91	5.74
Class C	3.02	10.80	6.43
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index – NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2020 Blended Index(3)(5)	6.92	11.31	6.63
Morningstar Target-Date 2015-2029 Category Average	6.05	10.44	5.80

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 51.1% Russell 3000 Index, 19.4% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 25
www.PrincipalFunds.com

Principal LifeTime 2030 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’ 03	11.09%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’ 02	-10.26%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-0.04	10.71	5.67
(after taxes on distributions)(2)	-1.23	9.92	4.96
(after taxes on distributions and sale of shares)(2)	0.50	8.97	4.55
Class B	0.10	10.90	5.77
Class C	4.00	11.78	6.46
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index – NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2030 Blended Index(3)(5)	6.86	12.24	6.75
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 57.3% Russell 3000 Index, 22.5% MSCI EAFE NDTR-D Index, and 20.2% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0% Lehman Brothers Aggregate Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

26 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2040 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	12.13%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.37%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	0.69	11.31	5.92
(after taxes on distributions)(2)	-0.45	10.52	5.22
(after taxes on distributions and sale of shares)(2)	1.00	9.52	4.78
Class B	0.72	11.47	6.00
Class C	4.87	12.37	6.70
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2040 Blended Index(3)(5)	6.79	13.12	6.89
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 61.8% Russell 3000 Index, 24.7% MSCI EAFE NDTR-D Index, and 13.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 27
www.PrincipalFunds.com

Principal LifeTime 2050 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.25%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.98%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	0.81	11.85	5.27
(after taxes on distributions)(2)	-0.38	11.20	4.69
(after taxes on distributions and sale of shares)(2)	1.15	10.10	4.29
Class B	0.88	12.74	6.13
Class C	4.95	13.00	6.14
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index-NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2050 Blended Index(3)(5)	6.80	14.08	6.99
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Class A shares commenced operations on June 28, 2005, Class B shares commenced operations on March 15, 2006, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 64.2% Russell 300 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 64.2% Russell 300 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

28 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Fees and Expenses of the Principal LifeTime Funds
The following tables show the operating expenses (expressed as a percentage of average daily net assets) incurred by the Class A, Class B and Class C shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2007. The tables also show the amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Class A Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund(1)	Fund(1)	Fund(1)	Fund(1)	Fund(1)		Fund(1)

Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.2500	0.2500	0.2500	0.2500	0.2500		0.2500
Other Expenses	0.2100	0.2600	0.3900	0.5600	0.7300		0.3000

Total Gross Operating Fees and Expenses	0.5825%	0.6325%	0.7625%	0.9325%	1.1025	%(2)	0.6725	%(2)
Expense Reimbursement at Principal LifeTime Fund Level	0.0825	0.1325	0.2625	0.4325	0.6025		0.1725

Net Operating Fees and Expenses	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%		0.5000%
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.1500%	1.2000%	1.2300%	1.2500%	1.2600%		1.0000%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 0.50% for Class A shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Class B Shares
						Principal
	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund(1)	Fund(1)	Fund(1)	Fund(1)		Fund(1)

Management Fees	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	1.0000	1.0000	1.0000	1.0000		1.0000
Other Expenses	0.4300	0.5400	0.7300	1.9100		4.4500

Total Gross Operating Fees and Expenses	1.5525%	1.6625%	1.8525%	3.0325	%(2)	5.5725	%(2)
Expense Reimbursement at Principal LifeTime Fund Level	0.3025	0.4125	0.6025	1.7825		4.3225

Net Operating Fees and Expenses	1.2500%	1.2500%	1.2500%	1.2500%		1.2500%
Acquired Fund (Underlying Fund) Operating Expenses	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.9500%	1.9800%	2.0000%	2.0100%		1.8000%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class B shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.25% for Class B shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Principal Investors Fund	RISK/RETURN SUMMARY 29
www.PrincipalFunds.com

Class C Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund(1)	Fund(1)	Fund(1)	Fund(1)	Fund(1)		Fund(1)

Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	1.0000	1.0000	1.0000	1.0000	1.0000		1.0000
Other Expenses	1.1400	1.0900	1.0600	2.3400	4.1900		2.3600

Total Gross Fund Operating Fees and Expenses	2.2625%	2.2125%	2.1825%	3.4625%	5.3125	%(2)	3.4825	%(2)
Fee Reduction and/or Expense Reimbursement at Principal LifeTime Fund level	1.0125	0.9625	0.9325	2.2125	4.0625		2.2325

Net Operating Fees and Expenses	1.2500%	1.2500%	1.2500%	1.2500%	1.2500%		1.2500%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.9000%	1.9500%	1.9800%	2.0000%	2.0100%		1.8000%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses, not including underlying fund expenses, (expressed as a percent of average net assets on an annualized basis) not to exceed 1.25% for Class C shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year ant that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Principal LifeTime 2010 Fund	$661	$911	$1,181	$1,951	$661	$911	$1,181	$1,951
Principal LifeTime 2020 Fund	666	935	1,226	2,053	666	935	1,226	2,053
Principal LifeTime 2030 Fund	668	967	1,292	2,209	668	967	1,292	2,209
Principal LifeTime 2040 Fund	670	1,005	1,369	2,390	670	1,005	1,369	2,390
Principal LifeTime 2050 Fund	671	1,039	1,440	2,558	671	1,039	1,440	2,558
Principal LifeTime Strategic Income Fund	547	787	1,047	1,792	547	787	1,047	1,792

Class B Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Principal LifeTime 2020 Fund	$698	$1,070	$1,374	$2,327	$198	$670	$1,174	$2,327
Principal LifeTime 2030 Fund	701	1,100	1,433	2,467	201	700	1,233	2,467
Principal LifeTime 2040 Fund	703	1,142	1,519	2,659	203	742	1,319	2,659
Principal LifeTime 2050 Fund	704	1,368	1,980	3,467	204	968	1,780	3,467
Principal LifeTime Strategic Income Fund	683	1,767	2,796	4,625	183	1,367	2,597	4,625

30 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Class C Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Principal LifeTime 2010 Fund	$293	$790	$1,430	$3,151	$193	$790	$1,430	$3,151
Principal LifeTime 2020 Fund	298	795	1,435	3,155	198	795	1,435	3,155
Principal LifeTime 2030 Fund	301	799	1,438	3,157	201	799	1,438	3,157
Principal LifeTime 2040 Fund	303	1,043	1,935	4,226	203	1,043	1,935	4,226
Principal LifeTime 2050 Fund	304	1,380	2,599	5,534	204	1,380	2,599	5,534
Principal LifeTime Strategic Income Fund	283	988	1,848	4,071	183	988	1,848	4,071

Principal Investors Fund	RISK/RETURN SUMMARY 31
www.PrincipalFunds.com

Equity Income Fund I
(effective 06/13/2008, this Fund will be known as Equity Income Fund)

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

Investor Profile:	The Fund may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and who can accept fluctuations in the value of investments and the risks of investing in REIT securities, below-investment grade bonds, or foreign securities.

Main Strategies and Risks
The Fund invests primarily (normally at least 80% of its net assets plus any borrowings for investment purposes) in dividend-paying common stocks and preferred stocks. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in real estate investment trust (“REIT”) securities. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in securities of foreign issuers.

The Fund’s investments may also include convertible securities, repurchase agreements, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

In selecting investments for the Fund, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in ”value” stocks currently selling for less than Edge believes they are worth.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Fixed-Income Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk

•	Real Estate Securities Risk

•	Value Stock Risk
•	Foreign Securities Risk
•	High Yield Securities Risk

•	Securities Lending Risk

•	U.S. Government Securities Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Prepayment Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

32 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.72%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.83%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	-1.05	14.36	8.94
(after taxes on distributions)(2)	-3.07	13.35	7.34
(after taxes on distributions and sale of shares)(2)	0.92	12.41	7.01
Class B	-0.83	14.43	8.80
Class C	2.99	14.76	8.70
S&P 500 Index(3)	5.49	12.83	5.91
S&P 500/Citigroup Value Index(3)(4)	1.99	14.96	6.67
Morningstar Large Value Category Average	1.42	13.16	6.67

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 31, 1939.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 33
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C
Management Fees	0.51%	0.51%	0.51%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.08	0.17	0.10

Total Annual Fund Operating Expenses	0.84%	1.68%	1.61%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$631	$803	$990	$1,530	$631	$803	$990	$1,530
Class B	671	930	1,113	1,763	171	530	913	1,763
Class C	264	508	876	1,911	164	508	876	1,911

34 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Disciplined LargeCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor’s (“S&P”) 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below “fair value” for these stocks will result in investment management success. PGI’s investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Active Trading Risk

•	Derivatives Risk

•	Growth Stock Risk

•	Securities Lending Risk

•	Market Segment (LargeCap) Risk
•	Value Stock Risk

Principal Investors Fund	RISK/RETURN SUMMARY 35
www.PrincipalFunds.com

PGI has been the Fund’s Sub-Advisor since December 30, 2002.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2’ 03	14.82%
Lowest return for a quarter during the period of the bar chart above:	Q1’ 03	-3.45%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	0.88	11.75	11.75
(after taxes on distributions)(2)	-0.92	10.95	10.94
(after taxes on distributions and sale of shares)(2)	3.02	10.12	10.12
Class B	1.01	11.81	12.06
Class C	4.74	12.24	12.23
S&P 500 Index(3)	5.49	12.83	12.83
Morningstar Large Blend Category Average	6.16	12.63	12.35

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 30, 2002.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

36 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)

Management Fees	0.56%	0.56%	0.56%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.14	0.35	1.42

Total Annual Fund Operating Expenses	0.95%	1.91%	2.98%
Expense Reimbursement	N/A	N/A	1.16

Net Expenses	0.95%	1.91%	1.82%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.82% for Class C.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$642	$836	$1,047	$1,652	$642	$836	$1,047	$1,652
Class B	694	1,000	1,232	1,982	194	600	1,032	1,982
Class C	285	794	1,448	3,203	185	794	1,448	3,203

Principal Investors Fund	RISK/RETURN SUMMARY 37
www.PrincipalFunds.com

Partners LargeCap Blend Fund
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund II)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Fund’s portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

38 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk

•	Securities Lending Risk

•	Market Segment (LargeCap) Risk
•	Growth Stock Risk

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.02%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.58%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-0.79	9.94	3.22
(after taxes on distributions)(2)	-2.42	8.93	2.47
(after taxes on distributions and sale of shares)(2)	1.01	8.42	2.56
Class B	-0.36	10.15	3.36
Class C	3.37	10.35	3.30
S&P 500 Index(3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 39
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)

Management Fees	0.74%	0.74%	0.74%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.42	0.36	5.45

Total Annual Fund Operating Expenses(2)	1.41%	2.10%	7.19%
Expense Reimbursement	N/A	N/A	4.99

Net Expenses	1.41%	2.10%	2.20%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20% for Class C.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$686	$972	$1,279	$2,148	$686	$972	$1,279	$2,148
Class B	713	1,058	1,329	2,255	213	658	1,129	2,255
Class C	323	1,596	2,991	6,219	223	1,596	2,991	6,219

40 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners LargeCap Blend Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund I)

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2007, the range was between approximately $0.7 billion and $511.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company’s publicly-issued securities. Up to 25% of Fund assets may be invested in foreign securities.

GSAM seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Active Trading Risk
•	Underlying Fund Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Value Stock Risk
•	Exchange Rate Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Foreign Securities Risk

GSAM became Sub-Advisor to the Fund on December 16, 2002.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.32%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.59%

Principal Investors Fund	RISK/RETURN SUMMARY 41
www.PrincipalFunds.com

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-3.94	9.95	-0.37
(after taxes on distributions)(2)	-4.41	9.76	-0.55
(after taxes on distributions and sale of shares)(2)	-1.93	8.66	-0.36
Class B	-4.34	9.97	-0.43
Class C	-0.07	10.31	-0.39
S&P 500 Index(3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.44%	0.44%	0.44%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.42	0.71	7.06

Total Annual Fund Operating Expenses	1.11%	2.15%	8.50%
Expense Reimbursement	N/A	N/A	6.60

Net Expenses	1.11%	2.15%	1.90%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.90% for Class C.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$657	$883	$1,128	$1,827	$657	$883	$1,128	$1,827
Class B	718	1,073	1,354	2,218	218	673	1,154	2,218
Class C	293	1,790	3,383	6,903	193	1,790	3,383	6,903

42 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LargeCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. To meet its investment objective, the Fund may invest in initial public offerings.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk

Principal Investors Fund	RISK/RETURN SUMMARY 43
www.PrincipalFunds.com

CCI became the Fund’s Sub-Advisor on January 5, 2005.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	13.65%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-23.34%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years		Life of Fund
Class A (before taxes)	15.61	14.42	(2)	-0.24	(2)
(after taxes on distributions)(3)	15.31	14.30	(2)	-0.32	(2)
(after taxes on distributions and sale of shares)(3)	10.55	12.68	(2)	-0.22	(2)
Class B	16.19	14.56	(2)	-0.26	(2)
Class C	20.27	14.71	(2)	-0.35	(2)
Russell 1000 Growth Index(4)	11.81	12.11		0.23
Morningstar Large Growth Category Average	13.35	12.75		0.15

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the Advisors Preferred Class. Had this gain not been recognized, the total return shown would have been lower.

(3)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

44 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)

Management Fees	0.62%	0.62%	0.62%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.34	0.52	0.82

Total Annual Fund Operating Expenses(2)	1.21%	2.14%	2.44%
Expense Reimbursement	—	—	0.41

Net Expenses	1.21%	2.14%	2.03%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.28% for Class A, 2.26% for Class B, and 2.03% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Effective January 16, 2007, the Fund’s management fees were increased.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$667	$913	$1,178	$1,935	$667	$913	$1,178	$1,935
Class B	717	1,070	1,349	2,235	217	670	1,149	2,235
Class C	306	715	1,257	2,740	206	715	1,257	2,740

Principal Investors Fund	RISK/RETURN SUMMARY 45
www.PrincipalFunds.com

Partners LargeCap Growth Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund I)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $527.8 billion) at the time of purchase. The Fund’s investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund’s portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Exchange Rate Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Underlying Fund Risk
•	Market Segment (LargeCap) Risk
•	Active Trading Risk
•	Securities Lending Risk

46 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

T. Rowe Price became the Sub-Advisor to the Fund on August 24, 2004.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	12.68%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-18.16%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	1.44	8.77	-1.91
(after taxes on distributions)(2)	0.69	8.28	-2.23
(after taxes on distributions and sale of shares)(2)	1.79	7.54	-1.66
Class B	1.34	8.83	-1.89
Class C	6.88	9.50	-1.63
Russell 1000 Growth Index(3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 47
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as of a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)

Management Fees	0.73%	0.73%	0.73%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.61	0.77	12.03

Total Annual Fund Operating Expenses	1.59%	2.50%	13.76%
Expense Reimbursement	N/A	N/A	11.56

Net Expenses	1.59%	2.50%	2.20%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20% for Class C.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$703	$1,024	$1,368	$2,335	$703	$1,024	$1,368	$2,335
Class B	753	1,179	1,531	2,612	253	779	1,331	2,612
Class C	323	2,663	4,860	8,875	223	2,663	4,860	8,875

48 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners LargeCap Growth Fund II
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2007, the range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues, and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although American Century intends to invest the Fund’s assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund’s foreign investments are in companies located and doing business in developed countries.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts, or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk

•	Foreign Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Foreign Securities Risk

American Century has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Investors Fund	RISK/RETURN SUMMARY 49
www.PrincipalFunds.com

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	14.31%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-19.74%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	10.99	10.92	-0.75
(after taxes on distributions)(2)	8.49	9.91	-1.39
(after taxes on distributions and sale of shares)(2)	8.34	9.15	-0.87
Class C	15.50	11.32	-0.72
Russell 1000 Growth Index(3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

50 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class C(1)
Management Fees	0.94%	0.94%
12b-1 Fees	0.25	1.00
Other Expenses	3.29	15.57

Total Annual Fund Operating Expenses(2)	4.48%	17.51%
Expense Reimbursement(2)	2.78	15.06

Net Expenses	1.70%	2.45%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.70% for Class A and 2.45% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$713	$1,552	$2,444	$4,716	$713	$1,552	$2,444	$4,716
Class C	348	3,230	5,713	9,662	248	3,230	5,713	9,662

Principal Investors Fund	RISK/RETURN SUMMARY 51
www.PrincipalFunds.com

LargeCap S&P 500 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.7 billion and $511.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk

NOTE:	“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

52 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.93%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.36%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	3.35	11.61	1.91
(after taxes on distributions)(2)	2.98	11.15	1.54
(after taxes on distributions and sale of shares)(2)	2.68	10.09	1.55
Class C	3.11	11.27	1.54
S&P 500 Index(3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 53
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class C(1)
Management Fees	0.15%	0.15%
12b-1 Fees	0.15	1.00
Other Expenses	0.37	2.50

Total Annual Fund Operating Expenses(2)	0.67%	3.65%
Expense Reimbursement	N/A	2.35

Net Expenses	0.67%	1.30%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.30% for Class C.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$217	$361	$518	$972	$217	$361	$518	$972
Class C	232	862	1,653	3,726	132	862	1,653	3,726

54 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LargeCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of December 31, 2007 ranged between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

•	determination that a stock is selling below its fair market value;
•	early recognition of changes in a company’s underlying fundamentals;
•	evaluation of the sustainability of fundamental changes; and
•	monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 55
www.PrincipalFunds.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.20%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.15%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	-5.80	10.85	4.67
(after taxes on distributions)(2)	-7.32	9.97	4.02
(after taxes on distributions and sale of shares)(2)	-2.19	9.34	3.91
Class B	-5.88	11.04	4.83
Class C	-1.83	11.31	4.77
Russell 1000 Value Index(3)	-0.17	14.63	6.74
Morningstar Large Value Category Average	1.42	13.16	5.13

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

56 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.44%	0.44%	0.44%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.25	0.57	6.82

Total Annual Fund Operating Expenses	0.94%	2.01%	8.26%
Expense Reimbursement	N/A	N/A	6.56

Net Expenses	0.94%	2.01%	1.70%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.70% for Class C.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$641	$833	$1,041	$1,641	$641	$833	$1,041	$1,641
Class B	704	1,030	1,283	2,061	204	630	1,083	2,061
Class C	273	1,729	3,292	6,773	173	1,729	3,292	6,773

Principal Investors Fund	RISK/RETURN SUMMARY 57
www.PrincipalFunds.com

Partners LargeCap Value Fund
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund III)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as “value” investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer’s intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong “sell discipline” in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of “special situation” companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer’s intrinsic value involves fundamental research about such companies and issuers.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk

•	Securities Lending Risk

•	Market Segment (LargeCap) Risk
•	Foreign Securities Risk

AllianceBernstein has been the Fund’s Sub-Advisor since December 6, 2000.

58 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.40%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.59%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-9.61	10.31	6.26
(after taxes on distributions)(2)	-10.68	9.62	5.66
(after taxes on distributions and sale of shares)(2)	-4.87	8.96	5.34
Class B	-9.56	10.34	6.37
Class C	5.88	10.71	6.33
Russell 1000 Value Index(3)	0.17	14.63	6.74
Morningstar Large Value Category Average	-1.42	13.16	5.13

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 59
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.76%	0.76%	0.76%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.40	0.42	5.22

Total Annual Fund Operating Expenses	1.41%	2.18%	6.98%
Expense Reimbursement	N/A	N/A	4.73

Net Expenses	1.41%	2.18%	2.25%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.25% for Class C.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$686	$972	$1,279	$2,148	$686	$972	$1,279	$2,148
Class B	721	1,082	1,369	2,318	221	682	1,169	2,318
Class C	328	1,565	2,926	6,101	228	1,565	2,926	6,101

60 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

West Coast Equity Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth, as well as the risks of investing in below-investment grade bonds and REIT securities.

Main Strategies and Risks
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon, and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund which could be adversely impacted by economic trends within this four-state area.

The Fund may invest up to 20% of its assets in both real estate investment trust (“REIT”) securities and below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.

In selecting investments for the Fund, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company’s business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and that generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Geographic Concentration Risk
•	High Yield Securities Risk
•	Prepayment Risk
•	Exchange Rate Risk
•	Real Estate Securities Risk
•	Small Company Risk
•	Foreign Securities Risk
•	MidCap Stock Risk
•	Underlying Fund Risk
•	Securities Lending Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

Principal Investors Fund	RISK/RETURN SUMMARY 61
www.PrincipalFunds.com

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’98	45.26%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-25.14%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	2.50	14.68	11.80
(after taxes on distributions)(2)	1.39	14.19	10.62
(after taxes on distributions and sale of shares)(2)	3.15	12.89	9.98
Class B	2.47	14.66	11.62
Class C	6.49	14.98	11.46
Russell 3000 Index(3)	5.14	13.63	6.22
Morningstar Mid-Cap Blend Category Average	4.85	15.64	8.98

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on November 24, 1986.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

62 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

For the year ended October 31, 2007	Class A	Class B	Class C
Management Fees	0.48%	0.48%	0.48%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.10	0.26	0.26

Total Annual Fund Operating Expenses	0.83%	1.74%	1.74%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$630	$800	$985	$1,519	$630	$800	$985	$1,519
Class B	677	948	1,144	1,811	177	548	944	1,811
Class C	277	548	944	2,052	177	548	944	2,052

Principal Investors Fund	RISK/RETURN SUMMARY 63
www.PrincipalFunds.com

MidCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap® Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	MidCap Stock Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Value Stock Risk
•	Active Trading Risk

64 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.10%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-10.77%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	3.05	14.40	8.60
(after taxes on distributions)(2)	1.48	13.27	7.79
(after taxes on distributions and sale of shares)(2)	3.90	12.50	7.40
Class B	3.74	15.23	9.28
Class C	7.07	14.75	8.60
Russell Midcap Index(3)	5.60	18.21	8.98
Morningstar Mid-Cap Blend Category Average	4.85	15.64	7.26

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 65
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(2)

Management Fees	0.64%	0.64%	0.64%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.25	0.40	2.12

Total Annual Fund Operating Expenses(3)	1.14%	2.04%	3.76%
Expense Reimbursement	0.12	0.72	1.81

Net Expenses	1.02%	1.32%	1.95%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending June 30, 2008. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.02% for Class A shares and 1.32% for Class B shares, respectively.

(2)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.95% for Class C.

(3)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$659	$892	$1,143	$1,860	$659	$892	$1,143	$1,860
Class B	696	1,032	1,295	2,146	196	632	1,095	2,146
Class C	298	954	1,760	3,866	198	954	1,760	3,866

66 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners MidCap Growth Fund
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund III)

Sub-Advisor(s):	Turner Investment Partners, Inc. (“Turner”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.

Turner selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk
•	Securities Lending Risk

Turner has been the Fund’s Sub-Advisor since December 6, 2000.

Principal Investors Fund	RISK/RETURN SUMMARY 67
www.PrincipalFunds.com

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	24.99%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.51%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	16.82	17.72	0.88
(after taxes on distributions)(2)	15.68	17.37	0.67
(after taxes on distributions and sale of shares)(2)	12.48	15.66	0.74
Class B	17.61	17.95	0.93
Class C	22.36	18.30	1.01
Russell Midcap Growth Index(3)	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average	15.09	16.33	2.88

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

68 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)

Management Fees	0.99%	0.99%	0.99%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.58	0.62	8.81

Total Annual Fund Operating Expenses(2)	1.82%	2.61%	10.80%
Expense Reimbursement	0.07	0.11	8.30

Net Expenses	1.75%	2.50%	2.50%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class A, 2.50% for Class B and 2.50% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$718	$1,084	$1,474	$2,563	$718	$1,084	$1,474	$2,563
Class B	753	1,199	1,574	2,742	253	799	1,374	2,742
Class C	353	2,228	4,107	7,929	253	2,228	4,107	7,929

Principal Investors Fund	RISK/RETURN SUMMARY 69
www.PrincipalFunds.com

Partners MidCap Growth Fund I
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund III)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. In the view of Mellon Capital, many medium-sized companies:

•	are in fast growing industries,
•	offer superior earnings growth potential, and
•	are characterized by strong balance sheets and high returns on equity.

The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings “buy,” “sell,” or “hold.” The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Derivatives Risk
•	Growth Stock Risk
•	MidCap Stock Risk
•	Market Segment (MidCap) Risk
•	Initial Public Offerings Risk
•	Emerging Market Risk

70 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Mellon Capital has been the Fund’s Sub-Advisor since December 31, 2004.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	12.68%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-4.30%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	Life of Fund
Class A (before taxes)	3.89	9.06
(after taxes on distributions)(2)	1.17	7.29
(after taxes on distributions and sale of shares)(2)	3.83	7.18
Class C	8.13	9.75
Russell Midcap Growth Index(3)	11.43	12.40
Morningstar Mid-Cap Growth Category Average	15.09	11.62

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 29, 2003.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 71
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class C(1)
Management Fees	1.00%	1.00%
12b-1 Fees	0.25	1.00
Other Expenses	1.20	26.20

Total Annual Fund Operating Expenses(2)	2.45%	28.20%
Expense Reimbursement	0.70	25.70

Net Expenses	1.75%	2.50%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class A and 2.50% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$718	$1,198	$1,714	$3,124	$718	$1,198	$1,714	$3,124
Class C	353	4,552	7,361	10,320	253	4,552	7,361	10,320

72 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

MidCap Stock Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide long-term capital appreciation.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth and the risk of investing in REIT and foreign securities.

Main Strategies and Risks
The Fund invests primarily in common stocks of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of December 31, 2007 ranged between approximately $0.3 billion and $12.4 billion at the time of purchase). Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund may invest up to 20% of its assets in real estate investment trust (“REIT”) securities. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called ”junk bonds”). The Fund may also invest in money market instruments for temporary or defensive purposes.

The Fund may purchase or sell U.S. government securities and collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total assets. The Fund may invest up to 25% of its assets in the securities of foreign issuers.

In selecting investments for the Fund, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer’s market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Underlying Fund Risk
•	MidCap Stock Risk
•	U.S. Government Securities Risk
•	Foreign Securities Risk
•	Real Estate Securities Risk
•	Exchange Rate Risk
•	High Yield Securities Risk

•	Securities Lending Risk

•	Market Segment (MidCap) Risk
•	Derivatives Risk
•	Fixed-Income Securities Risk
•	Prepayment Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

Principal Investors Fund	RISK/RETURN SUMMARY 73
www.PrincipalFunds.com

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	13.83%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-13.58%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-13.64	10.42	10.53
(after taxes on distributions)(2)	-15.65	9.36	9.64
(after taxes on distributions and sale of shares)(2)	-6.16	9.07	9.16
Class B	-13.31	10.32	10.26
Class C	-10.16	10.69	10.33
S&P MidCap 400 Index(3)	7.98	16.20	9.49
Morningstar Mid-Cap Blend Category Average	4.85	15.64	6.99

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on March 1, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

74 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C
Management Fees	0.75%	0.75%	0.75%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.08	0.35	0.43

Total Annual Fund Operating Expenses	1.08%	2.10%	2.18%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$654	$875	$1,113	$1,795	$654	$875	$1,113	$1,795
Class B	713	1,058	1,329	2,170	213	658	1,129	2,170
Class C	321	682	1,169	2,513	221	682	1,169	2,513

Principal Investors Fund	RISK/RETURN SUMMARY 75
www.PrincipalFunds.com

Partners MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund II)

Sub-Advisor(s):	Neuberger Berman Management, Inc. (“Neuberger Berman”) and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach.

Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:

•	strong fundamentals, such as a company’s financial, operational, and competitive positions;
•	consistent cash flow; and
•	a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.

Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return. Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will

76 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Value Stock Risk
•	MidCap Stock Risk
•	Market Segment (MidCap) Risk

•	Securities Lending Risk

Neuberger Berman has been the Fund’s Sub-Advisor since December 6, 2000. Jacobs Levy was added as an additional Sub-Advisor on June 30, 2006.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	14.50%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.58%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-7.85	13.41	8.15
(after taxes on distributions)(2)	-10.29	11.76	7.01
(after taxes on distributions and sale of shares)(2)	-4.08	11.22	6.75
Class B	7.63	13.78	8.32
Class C	-4.15	13.85	8.21
Russell Midcap Value Index(3)	-1.42	17.92	11.24
Morningstar Mid-Cap Value Category Average	0.83	15.55	8.91

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 77
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)
Management Fees	0.99%	0.99%	0.99%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.49	1.25	5.64

Total Annual Fund Operating Expenses(2)	1.73%	3.24%	7.63%
Expense Reimbursement	—	0.74	5.13

Net Expenses	1.73%	2.50%	2.50%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class A, 2.50% for Class B, and 2.50% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$735	$1,125	$1,540	$2,703	$735	$1,125	$1,540	$2,703
Class B	753	1,317	1,818	3,131	253	917	1,618	3,131
Class C	353	1,702	3,159	6,477	253	1,702	3,159	6,477

78 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal -REI”)

Objective:	The Fund seeks to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	equity REITs, which primarily own property and generate revenue from rental income;
•	mortgage REITs, which invest in real estate mortgages; and
•	hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 79
www.PrincipalFunds.com

Principal-REI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	17.31%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-11.73%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	22.39	17.20	14.79
(after taxes on distributions)(2)	-25.64	15.08	12.91
(after taxes on distributions and sale of shares)(2)	-10.52	14.74	12.55
Class B	-21.62	17.50	14.91
Class C	-19.02	17.95	15.17
MSCI US REIT Index(3)	-16.82	17.91	15.03
Morningstar Specialty - Real Estate Category Average	-14.66	17.70	14.99

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

80 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)

Management Fees	0.83%	0.83%	0.83%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.35	0.40	0.50

Total Annual Fund Operating Expenses	1.43%	2.23%	2.33%
Expense Reimbursement	0.15	0.15	0.35

Net Expenses	1.28%	2.08%	1.98%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.28% for Class A, 2.08% for Class B, and 1.98% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$673	$961	$1,273	$2,155	$673	$961	$1,273	$2,155
Class B	711	1,080	1,379	2,349	211	680	1,179	2,349
Class C	301	688	1,208	2,635	201	688	1,208	2,635

Principal Investors Fund	RISK/RETURN SUMMARY 81
www.PrincipalFunds.com

SmallCap Blend Fund
(Closed to new investors as of September 1, 2007)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of December 31, 2007, this range was between approximately $0.03 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risks
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Value Stock Risk
•	Initial Public Offerings Risk

82 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2006.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.65%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.31%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-4.35	14.21	8.77
(after taxes on distributions)(2)	-5.89	13.17	8.05
(after taxes on distributions and sale of shares)(2)	-1.50	12.34	7.58
Class B	-4.21	14.41	8.82
Class C	-0.40	14.63	8.81
Russell 2000 Index(3)	-1.57	16.25	8.14
Morningstar Small Blend Category Average	-1.10	15.72	8.97

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 83
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.75%	0.75%	0.75%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.44	0.52	3.38

Total Annual Fund Operating Expenses(2)	1.44%	2.27%	5.13%
Expense Reimbursement	N/A	N/A	2.93

Net Expenses	1.44%	2.27%	2.20%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.20% for Class C shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$689	$980	$1,294	$2,179	$689	$980	$1,294	$2,179
Class B	730	1,109	1,415	2,397	230	709	1,215	2,397
Class C	323	1,232	2,287	4,914	223	1,232	2,287	4,914

84 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

SmallCap Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Emerging Market Risk
•	Market Segment (SmallCap) Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 85
www.PrincipalFunds.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	33.61%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-33.20%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	3.62	15.02	2.32
(after taxes on distributions)(2)	2.71	14.24	1.60
(after taxes on distributions and sale of shares)(2)	3.61	13.08	1.75
Class B	3.09	14.60	1.83
Class C	7.57	15.26	2.21
Russell 2000 Growth Index(3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Class A, B, and C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

86 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses(1)
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B(1)	Class C(1)
Management Fees	0.75%	0.75%	0.75%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.19	0.79	2.89

Total Annual Fund Operating Expenses	1.19%	2.54%	4.64%
Expenses Reimbursement	N/A	—	2.43

Net Expenses	1.19%	2.54%	2.21%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class B and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.57% for Class B and 2.21% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Class A	$665	$907	$1,168	$1,914	$665	$907	$1,168	$1,914
Class B	757	1,191	1,550	2,543	257	791	1,350	2,543
Class C	324	1,144	2,112	4,562	224	1,144	2,112	4,562

Principal Investors Fund	RISK/RETURN SUMMARY 87
www.PrincipalFunds.com

Partners SmallCap Growth Fund II
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund II)

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Emerald Advisers, Inc. (“Emerald”), Essex Investment Management Company, LLC (“Essex”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, this range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting improving business fundamentals and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the business fundamentals demonstrate a significant deterioration, or if the valuation is no longer attractive relative to Essex’s long-term growth expectations.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including

88 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	MidCap Stock Risk

UBS Global AM became the Fund’s Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	29.59%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.34%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-1.02	12.40	-1.11
(after taxes on distributions)(2)	-2.05	11.63	-1.59
(after taxes on distributions and sale of shares)(2)	0.33	10.76	-1.00
Class B	0.98	12.58	-1.03
Class C	3.01	12.83	-1.03
Russell 2000 Growth Index(3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 89
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)
Management Fees	0.99%	0.99%	0.99%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.82	0.78	19.85

Total Annual Fund Operating Expenses(2)	2.06%	2.77%	21.84%
Expense Reimbursement	0.11	0.07	19.14

Net Expenses	1.95%	2.70%	2.70%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.95% for Class A, 2.70% for Class B, and 2.70% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$737	$1,148	$1,586	$2,799	$737	$1,148	$1,586	$2,799
Class B	773	1,251	1,657	2,924	273	851	1,457	2,924
Class C	373	3,824	6,512	10,142	273	3,824	6,512	10,142

90 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

SmallCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 91
www.PrincipalFunds.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	22.98%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.43%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-13.02	13.40	11.09
(after taxes on distributions)(2)	-14.45	11.68	9.62
(after taxes on distributions and sale of shares)(2)	-7.43	11.00	9.06
Class B	-13.04	13.71	11.23
Class C	-9.39	14.16	11.49
Russell 2000 Value Index(3)	-9.78	15.80	11.20
Morningstar Small Value Category Average	-6.08	14.58	10.82

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

92 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.75%	0.75%	0.75%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.46	0.90	1.10

Total Annual Fund Operating Expenses	1.46%	2.65%	2.85%
Expense Reimbursement	0.11	0.36	0.77

Net Expenses	1.35%	2.29%	2.08%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.35% for Class A, 2.29% for Class B, and 2.08% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$680	$974	$1,292	$2,190	$680	$974	$1,292	$2,190
Class B	732	1,184	1,568	2,662	232	784	1,368	2,662
Class C	311	798	1,424	3,111	211	798	1,424	3,111

Principal Investors Fund	RISK/RETURN SUMMARY 93
www.PrincipalFunds.com

Diversified International Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;

•	the company’s principal securities trading market is outside the U.S.; and

•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.
Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

In choosing investments for the fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk

•	Market Segment (LargeCap) Risk

•	Active Trading Risk

•	Underlying Fund Risk

94 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	17.45%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.80%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	8.77	22.14	8.35
(after taxes on distributions)(2)	6.29	20.90	7.57
(after taxes on distributions and sale of shares)(2)	8.19	19.42	7.14
Class B	9.07	22.64	8.64
Class C	13.26	22.71	8.52
Citigroup BMI Global ex-US Index(3)	16.70	25.36	11.73
MSCI ACWI Ex-US Index(3)(4)	16.65	24.00	10.43
Morningstar Foreign Large Blend Category Average	12.71	20.31	7.50

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 95
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.87%	0.87%	0.87%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.26	0.39	0.44

Total Annual Fund Operating Expenses	1.38%	2.26%	2.31%
Expense Reimbursement	N/A	N/A	0.23

Net Expenses	1.38%	2.26%	2.08%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.08% for Class C shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$683	$963	$1,264	$2,116	$683	$963	$1,264	$2,116
Class B	729	1,106	1,410	2,374	229	706	1,210	2,374
Class C	311	696	1,211	2,625	211	696	1,211	2,625

96 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Global Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal -REI”)

Objective:	The Fund seeks to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in U.S. and non-U.S. companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of U.S. and non-U.S. companies principally engaged in the real estate industry (“real estate companies”). For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Other real estate companies include those whose products and services relate to the real estate industry such as building supply manufacturers, mortgage lenders, and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs in the U.S. are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	Equity REITs, which primarily own property and generate revenue from rental income;
•	Mortgage REITs, which invest in real estate mortgages; and
•	Hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than the U.S., or may not have adopted a REIT-like structure at all. The Fund may invest a significant percentage of its portfolio in REITs and foreign REIT-like entities.

The Fund is “non-diversified” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

The Fund has no limitation on the percentage of assets that is invested in any one country or denominated in any one currency. The Fund will typically have investments located in a number of different countries, which may include the U.S. The Fund may invest in companies located in countries with emerging securities markets.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and other purposes. The Fund may also enter into currency forwards or futures contracts and related options for the purpose of currency hedging and other purposes.

The Fund is actively managed against the FTSE-EPRA-NAREIT Global Real Estate Securities Index.

Among the principal risks (as defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 97
www.PrincipalFunds.com

Principal-REI has been the Fund’s Sub-Advisor since the Fund’s inception.

Performance

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	Life of Fund
Class A (before taxes)	-17.00	(2)
(after taxes on distributions)(3)	-17.30	(2)
(after taxes on distributions and sale of shares)(3)	-11.05	(2)
Class C	-13.31
FTSE-EPRA-NAREIT Global Real Estate Securities Index(4)	-11.93
Morningstar Specialty — Real Estate Category Average	-12.14

(1)	Class A and C shares commenced operations on October 1, 2007.

(2)	During 2007, the Fund processed a significant (relative to the Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund’s shareholder processing policies, this benefit inures all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

(3)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangement such as 401(k) plans or individual retirement accounts.

(4)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary — Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Estimated for the period ended October 31, 2007	Class A(1)	Class C(1)
Management Fees	0.90%	0.90%
12b-1 Fees	0.25	1.00
Other Expenses	2.67	2.94

Total Annual Fund Operating Expenses	3.82%	4.84%
Expense Reimbursement	2.37	2.64

Net Expenses	1.45%	2.20%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.45% for Class A and 2.20% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$689	$1,411	$2,190	$4,217	$689	$1,411	$2,190	$4,217
Class C	323	1,179	2,183	4,708	223	1,179	2,183	4,708

98 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

International Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;
•	the company’s principal securities trading market is outside the U.S.; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Underlying Fund Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 99
www.PrincipalFunds.com

PGI has been the Sub-Advisor to the Fund since the Fund’s inception.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	18.24%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-21.51%

Average Annual Total Returns (%)(with maximum sales charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	5.68	21.77	8.18
(after taxes on distributions)(2)	3.86	19.81	6.88
(after taxes on distributions and sale of shares)(2)	5.10	18.52	6.59
Class C	9.97	22.25	8.23
CITI World Ex-US BMI Growth Index(3)	13.39	22.06	7.42
MSCI World Ex-US Growth Index(3)(4)	18.03	20.59	6.99
Morningstar Foreign Large Growth Category Average	16.26	20.90	6.64

(1)	Class A and Class C shares commenced operations on October 1, 2007. The returns for Class A and C shares, for the periods prior to October 1, 2007, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

100 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)		Class C(1)
Management Fees	0.97%		0.97%
12b-1 Fees	0.25		1.00
Other Expenses	20.74		30.45 (3)

Total Annual Fund Operating Expenses	21.96	%(2)	32.42%
Expense Reimbursement	20.36		30.07

Net Expenses	1.60%		2.35%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.60% for Class A and 2.35% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(3)	Other expenses have been restated to reflect estimated ongoing expenses.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$704	$4,366	$7,219	$11,054	$704	$4,366	$7,219	$11,054
Class C	338	4,972	7,758	10,233	238	4,972	7,758	10,233

Principal Investors Fund	RISK/RETURN SUMMARY 101
www.PrincipalFunds.com

International Emerging Markets Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Fund may invest assets in smaller or mid capitalization companies.

The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is in emerging market countries;
•	the company’s principal securities trading market is an emerging market country; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Market Segment (Small and MidCap) Risk
•	Derivatives Risk
•	Emerging Market Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Active Trading Risk
•	Underlying Fund Risk
•	Securities Lending Risk

102 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	26.52%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-23.88%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	33.31	36.76	22.47
(after taxes on distributions)(2)	27.25	34.01	20.68
(after taxes on distributions and sale of shares)(2)	23.08	31.73	19.32
Class B	34.81	37.11	22.53
Class C	38.97	37.29	22.56
MSCI Emerging Markets Free Index-NDTR(3)	39.39	35.18	22.27
Morningstar Diversified Emerging Markets Category Average	36.68	35.18	22.27

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 103
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	1.19%	1.19%	1.19%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.40	0.53	1.24

Total Annual Fund Operating Expenses(2)	1.84%	2.72%	3.43%
Expense Reimbursement	N/A	N/A	0.63

Net Expenses	1.84%	2.72%	2.80%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 2.80% for Class C shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$727	$1,097	$1,491	$2,590	$727	$1,097	$1,491	$2,590
Class B	775	1,244	1,640	2,839	275	844	1,440	2,839
Class C	383	985	1,721	3,663	283	985	1,721	3,663

104 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Bond & Mortgage Securities Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or

•	securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

65	.64% in securities rated Aaa	13	.10% in securities rated Baa	0	.22% in securities rated Caa
4	.50% in securities rated Aa	4	.40% in securities rated Ba	0	.07% in securities rated Ca
7	.94% in securities rated A	4	.12% in securities rated B	0	.01% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities
•	Active Trading Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Prepayment Risk
•	Derivatives Risk
•	High Yield Securities Risk
•	Securities Lending Risk
•	U.S. Government Securities Risk
•	Portfolio Duration Risk
•	Underlying Funds Risk

Principal Investors Fund	RISK/RETURN SUMMARY 105
www.PrincipalFunds.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.07%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.45%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-1.92	2.38	4.03
(after taxes on distributions)(2)	-3.60	0.98	2.45
(after taxes on distributions and sale of shares)(2)	-1.26	1.21	2.50
Class B	-2.88	2.40	4.15
Class C	0.76	2.55	3.96
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.99

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

106 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(2)
Management Fees	0.52%	0.52%	0.52%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.29	0.55	2.93

Total Annual Fund Operating Expenses	1.06%	2.07%	4.45%
Expense Reimbursement	0.12	0.47	2.70

Net Expenses	0.94%	1.60%	1.75%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class B shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending June 30, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.94% for Class A and 1.60% for Class B shares, respectively.

(2)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75% for Class C shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$542	$647	$979	$1,658	$542	$647	$979	$1,658
Class B	663	980	1,248	2,082	163	580	1,048	2,082
Class C	278	1,060	1,998	4,389	178	1,060	1,998	4,389

Principal Investors Fund	RISK/RETURN SUMMARY 107
www.PrincipalFunds.com

California Municipal Fund

Sub-Advisor(s):	Morgan Stanley Investment Management Inc. doing business as Van Kampen (“Van Kampen”)

Objective:	The Fund seeks to provide as high a level of current income that is exempt from federal and California state personal income tax as is consistent with prudent investment management and preservation of capital.

Investor Profile:	The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

Main Strategies and Risks
The Fund invests primarily in intermediate- and long-term California municipal obligations (municipal obligations that generate interest which is exempt from California State personal income tax). As a matter of fundamental policy, the Fund, under normal market conditions, invests at least 80% of its assets in these obligations. These obligations may include bonds that generate interest payments that are subject to the alternative minimum tax.

The Fund will invest primarily in investment-grade municipal obligations. The Fund may also invest in inverse floating rate obligations, which are generally more volatile than other types of municipal obligations. The Fund may also engage in swap agreements.

The Fund is “non-diversified,” which means it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

The Fund may, under normal circumstances, invest up to 20% of its assets in:

•	municipal obligations that are not exempt from California personal income tax;
•	short-term municipal obligations;
•	taxable cash equivalents, including short-term U.S. government securities, certificates of deposit and bankers’ acceptances, commercial paper rated Prime-1 by Moody’s or A-1+ or A-1 by S&P, or equivalent rating by Fitch, and repurchase agreements (collectively “short-term instruments”); and
•	securities of unaffiliated money market mutual funds (subject to limitations prescribed by applicable law).

The Fund may, for temporary defensive purposes, invest in these securities without limitation, which may produce income that is not exempt from federal income taxes or California personal income tax.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Geographic Concentration Risk
•	Derivatives Risk
•	Municipal Securities Risk
•	Non-Diversification Risk

Van Kampen has been sub-advisor to the fund since inception.

108 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’02	5.74%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’99	-2.37%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	-5.90	2.28	3.80
(after taxes on distributions)(2)	-5.90	2.21	3.73
(after taxes on distributions and sale of shares)(2)	-2.41	2.56	3.88
Class B	-7.00	2.11	3.65
Class C	-3.16	2.46	3.53
Lehman Brothers Municipal Bond Index(3)	3.36	4.30	5.18
Morningstar Muni California Long Category Average	0.71	3.64	4.33

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1989. The predecessor fund’s performance between 1996 and 1999 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 109
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

For the year ended October 31, 2007	Class A	Class B	Class C
Management Fees	0.50%	0.50%	0.50%
12b-1 Fees	0.25	1.00	1.00
Other Expenses*	0.43	0.42	0.99

Total Annual Fund Operating Expenses	1.18%	1.92%	2.49%
*Other Expenses include: Interest Expenses	0.36%	0.36%	0.36%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$565	$808	$1,070	$1,817	$565	$808	$1,070	$1,817
Class B	695	1,003	1,237	2,051	195	603	1,037	2,051
Class C	352	776	1,326	2,826	252	776	1,326	2,826

110 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Government & High Quality Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.04%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.70%

Principal Investors Fund	RISK/RETURN SUMMARY 111
www.PrincipalFunds.com

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-0.54	1.81	3.44
(after taxes on distributions)(2)	-2.06	0.47	1.90
(after taxes on distributions and sale of shares)(2)	-0.37	0.75	2.00
Class B	-1.81	1.65	3.41
Class C	2.33	2.01	3.38
Lehman Brothers Government/Mortgage Index(3)	7.72	4.28	5.58
Morningstar Intermediate Government Category Average	6.09	3.27	4.58

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

112 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.40%	0.40%	0.40%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.24	0.39	5.39

Total Annual Fund Operating Expenses(2)	0.89%	1.79%	6.79%

Expense Reimbursement	N/A	N/A	5.14
Net Expenses	0.89%	1.79%	1.65%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.65% for Class C shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$537	$721	$921	$1,497	$537	$721	$921	$1,497
Class B	682	963	1,170	1,868	182	563	970	1,868
Class C	268	1,470	2,810	5,958	168	1,470	2,810	5,958

Principal Investors Fund	RISK/RETURN SUMMARY 113
www.PrincipalFunds.com

High Yield Fund II
(effective 06/13/2008, this Fund will be known as High Yield Fund)

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a relatively high level of current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities and emerging markets.

Main Strategies and Risks
The Fund invests primarily in high-yield, high-risk, below-investment grade fixed-income securities (sometimes called “junk bonds”), which may include foreign investments. The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody’s or of equivalent quality as determined by Edge. The remainder of the Fund’s assets may be invested in any other securities Edge believes are consistent with the Fund’s objective, including higher rated fixed-income securities, common stocks, real estate investment trusts and other equity securities. The Fund may also invest in securities of foreign issuers, including those located in developing or emerging countries, and engage in hedging strategies involving options. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

1	.80% in securities rated Aaa	4	.60% in securities rated Baa	18	.33% in securities rated Caa
0	.21% in securities rated Aa	17	.17% in securities rated Ba	4	.35% in securities rated Ca
0	.00% in securities rated A	52	.89% in securities rated B	0	.65% in securities rated C

The above percentages for Aaa, Aa, Baa, Ba, B, Caa, and Ca rated securities include unrated securities in the amount of 0.27%, 0.21%, 0.30%, 0.69%, 6.11%, 1.89%, and 0.72% respectively, which have been determined by Edge to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Equity Securities Risk
•	Portfolio Duration Risk
•	Derivatives Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Emerging Market Risk
•	Underlying Fund Risk
•	Real Estate Securities Risk
•	Exchange Rate Risk
•	Securities Lending Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

114 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	11.01%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’00	-5.41%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	LIfe of Fund
Class A (before taxes)	0.94	11.93	7.41
(after taxes on distributions)(2)	-2.19	8.84	3.77
(after taxes on distributions and sale of shares)(2)	1.06	8.52	4.00
Class B	0.02	11.85	7.28
Class C	3.89	12.13	7.04
Citigroup US High-Yield Market Capped Index(3)	2.59	10.64	N/A
Morningstar High Yield Bond Category Average	1.47	9.50	4.04

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on April 8, 1998. The predecessor fund’s performance between 1998 and 1999 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

For the year ended October 31, 2007	Class A	Class B	Class C
Management Fees	0.52%	0.52%	0.52%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.08	0.16	0.11

Total Annual Fund Operating Expenses	0.85%	1.68%	1.63%

Principal Investors Fund	RISK/RETURN SUMMARY 115
www.PrincipalFunds.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$533	$709	$900	$1,452	$533	$709	$900	$1,452
Class B	671	930	1,113	1,766	171	530	913	1,766
Class C	266	514	887	1,933	166	514	887	1,933

116 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Income Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a high level of current income consistent with preservation of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities, and REIT securities.

Main Strategies and Risks
Under normal circumstances, the Fund invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may also invest in convertible securities and real estate investment trust (“REIT”) securities.

The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options.

The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps, and derivative instruments to “hedge” or protect its portfolio from adverse movements insecurities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

36	.24% in securities rated Aaa	32	.57% in securities rated Baa	3	.82% in securities rated Caa
7	.64% in securities rated Aa	4	.27% in securities rated Ba	0	.08% in securities rated Ca
6	.67% in securities rated A	8	.37% in securities rated B	0	.34% in securities rated C

The above percentages for Aaa, Baa, Ba, B, and Caa rated securities include unrated securities in the amount of 8.99%, 0.03%, 0.04%, 0.11%, and 0.60% respectively, which have been determined by Edge to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Underlying Fund Risk
•	High Yield Securities Risk
•	Portfolio Duration Risk
•	Real Estate Securities Risk
•	Foreign Securities Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

Principal Investors Fund	RISK/RETURN SUMMARY 117
www.PrincipalFunds.com

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	4.63%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.87%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	0.55	4.26	5.34
(after taxes on distributions)(2)	-1.29	2.31	2.96
(after taxes on distributions and sale of shares)(2)	0.33	2.48	3.07
Class B	-0.35	4.12	5.23
Class C	3.66	4.45	5.14
Citigroup Broad Investment-Grade Bond Index(3)	7.22	4.55	6.02
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	5.16

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on December 15, 1975. The predecessor portfolio’s performance in 1999 benefited from the agreement of Edge and its affiliates to limit the portfolio’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

118 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)
Management Fees	0.50%	0.50%	0.50%
12b-1 Fees	0.25	1.00	1.00
Other Expenses	0.15	0.16	0.34

Total Annual Fund Operating Expenses	0.90%	1.66%	1.84%
Expense Reimbursement	—	0.02	0.19

Net Expenses	0.90%	1.64%	1.65%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A, 1.64% for Class B, and 1.65% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$538	$724	$926	$1,508	$538	$724	$926	$1,508
Class B	667	921	1,100	1,761	167	521	900	1,761
Class C	268	557	975	2,140	168	557	975	2,140

Principal Investors Fund	RISK/RETURN SUMMARY 119
www.PrincipalFunds.com

Inflation Protection Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income and real (after-inflation) total returns.

Investor Profile:	The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

Main Strategies and Risks
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a “real rate of return” – a return after adjusting for the impact of inflation. Inflation – a rise in the general price level – erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment’s inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:

•	inflation protected debt securities issued by the U.S. Treasury and U.S. Government sponsored entities as well as inflation protected debt securities issued by corporations;
•	inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
•	floating rate notes;
•	adjustable rate mortgages;
•	derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and
•	commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities (“junk bonds”) but not in securities rated lower than CCC- or Caa3 by S&P or Moody’s or, if unrated, determined by PGI to be of comparable quality.

The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

120 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

73	.43% in securities rated Aaa	10	.57% in securities rated Baa	0	.01% in securities rated Caa
4	.80% in securities rated Aa	3	.33% in securities rated Ba	0	.00% in securities rated Ca
5	.94% in securities rated A	1	.90% in securities rated B	0	.02% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Securities Risk

PGI has been the Fund’s Sub-Advisor since December 29, 2004.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’06	3.58%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’06	-2.00%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	Life of Fund
Class A (before taxes)	0.95	1.48
(after taxes on distributions)(2)	-1.50	-0.35
(after taxes on distributions and sale of shares)(2)	0.59	0.20
Class C	3.80	2.22
Lehman Brothers US Treasury TIPS Index(3)	11.64	4.94
Morningstar Inflation-Protected Bond Category Average	9.86	3.89

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 29, 2004.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 121
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class C(1)
Management Fees	0.40%	0.40%
12b-1 Fees	0.25	1.00
Other Expenses	0.71	8.31

Total Annual Fund Operating Expenses(2)	1.36%	9.71%
Expense Reimbursement	0.46	8.06

Net Expenses	0.90%	1.65%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.90% for Class A and 1.65% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$538	$811	$1,112	$1,967	$538	$811	$1,112	$1,967
Class C	268	1,969	3,730	7,457	168	199	3,730	7,457

122 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Mortgage Securities Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a high level of current income consistent with safety and liquidity.

Investor Profile:	The Fund may be appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Fund may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

The Fund invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Fund also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Portfolio Duration Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Prepayment Risk
•	Underlying Fund Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.11%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.23%

Principal Investors Fund	RISK/RETURN SUMMARY 123
www.PrincipalFunds.com

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	1.10	2.55	4.54
(after taxes on distributions)(2)	-0.51	0.97	2.58
(after taxes on distributions and sale of shares)(2)	0.68	1.23	2.65
Class B	0.13	2.38	4.39
Class C	4.16	2.75	4.34
Citigroup Mortgage Index(3)	6.99	4.54	5.95
Morningstar Intermediate Government Category Average	6.09	3.27	4.93

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 4, 1984. The predecessor fund’s performance between 1998 and 2000 benefited from the agreement of Edge and its affiliates to limit the fund’s expenses. On March 1, 2004, the investment policies of the predecessor fund were modified. As a result, the Fund’s performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)
Management Fees	0.50%	0.50%	0.50%
12b-1 Fees Other	0.25	1.00	1.00
Expenses	0.18	0.18	0.43

Total Annual Fund Operating Expenses	0.93%	1.68%	1.93%
Expense Reimbursement	0.02	0.03	0.30

Net Expenses	0.91%	1.65%	1.63%

(1)	Principal has contractually agreed to limit the Fund’s expense attributable to Class A, B and C shares and, if necessary, pay expenses normally payable by the Fund excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.91% for Class A, 1.65% for Class B and 1.63% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$539	$731	$939	$1,540	$539	$731	$939	$1,540
Class B	668	926	1,109	1,785	168	526	909	1,785
Class C	266	572	1,009	2,225	166	572	1,009	2,225

124 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Preferred Securities Fund

Sub-Advisor(s):	Spectrum Asset Management, Inc. (“Spectrum”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

Main Strategies and Risks
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund’s assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets – preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities – the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.

The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Non-Diversification Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Equity Securities Risk
•	U.S. Government Securities Risk
•	Sector Risk
•	Real Estate Securities Risk
•	Underlying Fund Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 125
www.PrincipalFunds.com

Spectrum has been the Fund’s Sub-Advisor since May 1, 2002.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	5.39%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.12%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-12.44	1.51	2.13
(after taxes on distributions)(2)	-14.00	-0.10	0.64
(after taxes on distributions and sale of shares)(2)	-7.94	0.43	1.02
Class C	-9.88	1.89	2.41
Merrill Lynch Hybrid Preferred Securities Index(3)	-12.74	1.74	2.59
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.58

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on May 1, 2002.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

126 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class C(1)
Management Fees	0.74%	0.74%
12b-1 Fees Other	0.25	1.00
Expenses	0.21	0.45

Total Annual Fund Operating Expenses(2)	1.20%	2.19%
Expense Reimbursement	0.20	0.44

Net Expenses	1.00%	1.75%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.00% and 1.75% for Class C shares, respectively.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$547	$792	$1,058	$1,819	$547	$792	$1,058	$1,819
Class C	278	636	1,128	2,483	178	636	1,128	2,483

Principal Investors Fund	RISK/RETURN SUMMARY 127
www.PrincipalFunds.com

Tax-Exempt Bond Fund I
(effective 06/13/2008, this Fund will be known as Tax-Exempt Bond Fund)

Sub-Advisor(s):	Morgan Stanley Investment Management, Inc. doing business as Van Kampen (“Van Kampen”)

Objective:	The Fund seeks to provide a high level of income that is exempt from federal income tax while protecting investors’ capital.

Investor Profile:	The Fund may be an appropriate investment for investors who are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of their investment.

Main Strategies and Risks
The Fund invests in a portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer’s bond counsel, interest on these obligations is exempt from federal income tax.

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations. The Fund specifically limits these investments to municipal bonds and municipal notes (including floating rate obligations) and securities of unaffiliated tax-exempt mutual funds. The Fund may invest up to 20% of its assets in securities that do not meet the criteria stated above (taxable securities or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax). The Fund may also purchase and sell interest rate futures and options and engage in swap agreements. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions.

The Fund may also invest in taxable securities that mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations. Under unusual market or economic conditions and for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities.

The Sub-Advisor, Van Kampen, may invest up to 20% of the Fund’s net assets in below investment grade bonds (sometimes called “junk bonds”) as rated by at least one independent rating agency, or if unrated, judged to be of comparable quality by Van Kampen.

In adverse markets, the Fund may seek to protect its investment position by investing up to 50% of its portfolio in taxable short-term investments such as:

•	U.S. government securities;
•	commercial paper rated in the highest grade by either S&P, Moody’s, or Fitch;
•	obligations of U.S. banks;
•	time or demand deposits in U.S. banks; and
•	repurchase agreements relating to municipal securities or any of the foregoing taxable instruments.

Interest income from these investments that is distributed to you by the Fund may be taxable.

The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Standard & Poor’s):

53	.41% in securities rated AAA	14	.77% in securities rated BBB
15	.18% in securities rated AA	4	.34% in securities rated BB
10	.88% in securities rated A	1	.42% in securities rated B

128 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The above percentages for AAA, AA, A, BBB, BB, and B rated securities include unrated securities in the amount of 0.75%, 0.04%, 0.02%, 0.95%, 3.41%, and 0.93% respectively, which have been determined by Van Kampen to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Municipal Securities Risk
•	Non-Diversification Risk
•	U.S. Government Securities Risk

Van Kampen has been sub-advisor to the fund since inception.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’02	5.22%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.59%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the year periods December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	-4.33	2.55	3.79
(after taxes on distributions)(2)	-4.33	2.40	3.68
(after taxes on distributions and sale of shares)(2)	-1.38	2.77	3.86
Class B	-5.04	2.47	3.64
Class C	-1.67	2.70	3.47
Lehman Brothers Municipal Bond Index(3)	3.36	4.30	5.18
Morningstar Muni National Long Category Average	1.27	3.59	4.17

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on January 3, 1977. The predecessor fund’s performance in 2000 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class B and Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 129
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class B(1)	Class C(1)
Management Fees	0.50%	0.50%	0.50%
12b-1 Fees	0.25	1.00	1.00
Other Expenses*	0.40	0.48	1.24

Total Annual Fund Operating Expenses	1.15%	1.98%	2.74%
Expense Reimbursement	0.09	0.53	0.79

Net Expenses	1.06%	1.45%	1.95%
*Other Expenses include: Interest Expenses	0.30%	0.30%	0.30%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A, Class B, and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.76% for Class A, 1.15% for Class B, and 1.65% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$553	$785	$1,036	$1,752	$553	$785	$1,036	$1,752
Class B	647	960	1,209	2,040	147	560	1,009	2,040
Class C	298	763	1,367	3,003	198	763	1,367	3,003

130 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Short-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities (“junk bonds”) and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64	.12% in securities rated Aaa	17	.55% in securities rated Baa	0	.03% in securities rated Caa
5	.29% in securities rated Aa	3	.59% in securities rated Ba	0	.00% in securities rated Ca
7	.30% in securities rated A	2	.11% in securities rated B	0	.01% in securities rated C

The above percentage for Caa rated securities include unrated securities in the amount of 0.01% which have been determined by PGI to be comparable quality.

Principal Investors Fund	RISK/RETURN SUMMARY 131
www.PrincipalFunds.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk

•	Securities Lending Risk

•	Active Trading Risk
•	Prepayment Risk
•	Real Estate Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.72%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.15%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	0.75	1.96	3.51
(after taxes on distributions)(2)	-0.95	0.63	1.96
(after taxes on distributions and sale of shares)(2)	0.47	0.90	2.07
Class C	1.16	1.64	3.06
Lehman Brothers MF (1-3) US Government Credit Index(3)(4)	6.83	3.37	4.48
Lehman Brothers Mutual Fund 1-5 Gov’t/Credit Index(3)	8.16	3.30	4.98
Morningstar Short-Term Bond Category Average	4.29	2.88	3.80

(1)	Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

132 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class C(1)
Management Fees	0.40%	0.40%
12b-1 Fees	0.15	1.00
Other Expenses	0.24	4.91

Total Annual Fund Operating Expenses(2)	0.79%	6.31%
Expense Reimbursement	N/A	4.61

Net Expenses	0.79%	1.70%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.70% for Class C shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$329	$496	$678	$1,203	$329	$496	$678	$1,203
Class C	273	1,390	2,653	5,667	173	1,390	2,653	5,667

Principal Investors Fund	RISK/RETURN SUMMARY 133
www.PrincipalFunds.com

Short-Term Income Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (“NRSRO”) or, in the opinion of Edge, are of comparable quality (“investment-grade”). Under normal circumstances, the Fund maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Fund’s investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into swaps and currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may borrow money, enter into reverse repurchase agreements, and/or dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Foreign Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Underlying Fund Risk
•	Prepayment Risk
•	Real Estate Securities Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

134 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.10%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.68%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	10 Years
Class A (before taxes)	1.70	2.71	4.37
(after taxes on distributions)(2)	0.23	1.40	2.61
(after taxes on distributions and sale of shares)(2)	1.08	1.54	2.64
Class C	2.66	2.47	3.83
Citigroup Broad Investment-Grade Credit 1-3 Years Index(3)	5.75	3.94	5.50
Morningstar Short-Term Bond Category Average	4.29	2.88	4.41

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations November 1, 1993. The predecessor fund’s performance between 1996 and 2005 benefited from the agreement of Edge and its affiliates to limit the Fund’s expenses.

(2)	After-tax returns are shown for Class A shares only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance information reflects no deduction for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 135
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A(1)	Class C(1)
Management Fees	0.49%	0.49%
12b-1 Fees	0.25	1.00
Other Expenses	0.23	0.61

Total Annual Fund Operating Expenses	0.97%	2.10%
Expense Reimbursement	0.02	0.43

Net Expenses	0.95%	1.67%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class A and Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.95% for Class A and 1.67% for Class C shares, respectively.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$345	$549	$771	$1,408	$345	$549	$771	$1,408
Class C	270	609	1,083	2,391	170	609	1,083	2,391

136 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Ultra Short Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks current income while seeking capital preservation.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, in the opinion of the PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund’s assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are “investment grade.” While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities (“junk bonds”) and may enter into reverse purchase agreements and lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

53	.17% in securities rated Aaa	14	.21% in securities rated Baa	0	.02% in securities rated Caa
7	.89% in securities rated Aa	4	.47% in securities rated Ba	0	.03% in securities rated Ca
17	.10% in securities rated A	3	.09% in securities rated B	0	.02% in securities rated C

The above percentages for Aaa, Aa, A, Baa, Ba, and B rated securities include unrated securities in the amount of 0.04%, 0.03%, 0.19%, 0.02%, 0.02%, and 0.01%, respectively, which have been determined by PGI to be of comparable quality.

Principal Investors Fund	RISK/RETURN SUMMARY 137
www.PrincipalFunds.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Prepayment Risk
•	Active Trading Risk
•	Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since June 15, 2001.

Performance

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’05	1.68	%(2)
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-2.00%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A (before taxes)	-3.18	1.75(2)	2.16(2)
(after taxes on distributions)(3)	-4.92	0.44(2)	0.77(2)
(after taxes on distributions and sale of shares)(3)	-2.04	0.74(2)	1.03(2)
Class C	-3.67	1.24(2)	1.59(2)
6-Month LIBOR Index(4)	5.61	3.36	3.13
Morningstar Ultrashort Bond Category Average	2.42	2.51	2.73

(1)	Class A shares commenced operations on March 15, 2006, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on June 15, 2001.

(2)	During 2005, the Institutional Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

(3)	After-tax returns are shown for Class A only and would be different for Class C shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

138 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class C(1)
Management Fees	0.40%	0.40%
12b-1 Fees	0.15	1.00
Other Expenses	0.19	1.86

Total Annual Fund Operating Expenses(2)	0.74%	3.26%
Expense Reimbursement	N/A	1.76

Net Expenses	0.74%	1.50%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.50% for Class C shares.

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$176	$339	$516	$1,028	$176	$339	$516	$1,028
Class C	253	811	1,524	3,417	153	811	1,524	3,417

Principal Investors Fund	RISK/RETURN SUMMARY 139
www.PrincipalFunds.com

Money Market Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

•	to take advantage of market variations;
•	to generate cash to cover sales of Fund shares by its shareholders; or
•	upon revised credit opinions of the security’s issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

•	securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
•	securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
•	bank obligations including:

•	certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,
•	bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

•	commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
•	corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
•	repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
•	taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

140 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Municipal Securities Risk
•	Fixed-Income Securities Risk
•	Eurodollar and Yankee Obligations Risk
•	U.S. Government Sponsored Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Class A Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q1 ’01	1.26%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’03 through Q2’ 04	0.03%

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	1 Year	5 Years	Life of Fund
Class A	4.96	2.55	2.47
Class B	-1.07	1.56	2.04
Class C	2.65	1.49	1.48
Lehman Brothers U.S. Treasury Bellwethers 3 Month Index(2)	5.11	3.08	3.04

(1)	Class A and B shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	Index performance does not reflect deductions for fees, expenses, or taxes.

Call the Principal Investors Fund at 1-800-222-5852 to get the current 7-day yield for the Money Market Fund.

For further information about the Fund’s performance, see “Risk/Return Summary – Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 141
www.PrincipalFunds.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class A	Class B	Class C(1)
Management Fees	0.38%	0.38%	0.38%
12b-1 Fees	N/A	1.00	1.00
Other Expenses	0.06	0.06	0.32%

Total Annual Fund Operating Expenses	0.44%	1.44%	1.70%
Expense Reimbursement	N/A	N/A	—

Net Expenses	0.44%	1.44%	1.70%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class C shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.79% for Class C shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs of investing for Class B shares in the 10 year example reflect conversion of the Class B shares to Class A shares after the eighth year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class A	$45	$141	$246	$555	$45	$141	$246	$555
Class B	647	856	987	1,451	147	456	787	1,451
Class C	273	536	923	2,009	173	536	923	2,009

142 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

THE COSTS OF INVESTING

Fees and Expenses of the Funds
This section describes the fees and expenses you may pay if you invest in Class A, B, or C shares of a Fund. You may pay both one-time fees and ongoing fees. The table below shows the one-time fees you may pay directly if you invest in a Fund. The ongoing fees are the operating expenses of a Fund, which are described in a table provided with the description of each Fund. The ongoing operating expenses include fees paid to a Fund’s manager, underwriter and others who provide services to the Fund. These expenses reduce the value of each share you own.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Investment Representative can help you with this process. An example of the impact of both the one-time and ongoing fees on an investment in a Fund is also provided with the description of each Fund.

You may obtain more information about sales charge reductions and waivers through a link on the Fund’s website at www.PrincipalFunds.com, from the SAI, or from your Investment Representative.

One-time Fees

•	You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).

•	Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
•	Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.

•	An excessive trading fee of 1.00% is charged on redemptions or exchanges of a Fund’s Class A, Class B, and Class C shares of $30,000, or more if the shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made: through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of redemption or exchange (without regard to the effect of any CDSC that may apply). The excessive trading fee does not apply to shares redeemed/exchanged from the Money Market Fund.

Ongoing Fees
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund and SAM Portfolio, as a shareholder in the underlying fund, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund and SAM Portfolio is net of the underlying funds’ operating expenses.

Each of the Funds pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

•	Management Fee—Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.

•	Distribution Fee—Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class A (except the Money Market Fund), Class B, and Class C shares. Under the plan, Class A, Class B, and Class C shares of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Principal Investors Fund	THE COSTS OF INVESTING 143
www.PrincipalFunds.com

•	Transfer Agent Fee—Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class A, Class B, and Class C shares of the Fund. These services are currently provided at cost.

Class A, Class B, and Class C shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class A, Class B, and Class C shareholders, the cost of shareholder meetings held solely for Class A, Class B, and Class C shares, and other operating expenses of the Fund.

The table below describes the one-time fees that you may pay directly if you buy or redeem shares of a Fund.

Shareholder Fees
(fees paid directly from your investment)

	Class A	Class B	Class C
Maximum sales charge imposed on purchases (as a % of offering price)
All Equity Funds, except LargeCap S&P 500 Index Fund	5.50%(1)	None	None
Municipal Funds, All Fixed-Income Funds, except Short-Term Bond, Short-Term Income, and Ultra Short Bond Funds	4.50%(1)	None	None
SAM Flexible Income Portfolio and Principal LifeTime Strategic Income Fund	4.50%(1)	None	None
Short-Term Bond and Short-Term Income Funds	2.50%(1)	N/A	None
LargeCap S&P 500 Index Fund	1.50%(1)	N/A	None
Ultra Short Bond Fund	1.00%(1)	N/A	None
Money Market Fund	None	None	None
Maximum Contingent Deferred Sales Charge (CDSC) (as a % of dollars subject to charge)
All Funds except LargeCap S&P 500 Index, Short-Term Bond, Short-Term Income and Ultra Short Bond Funds	1.00%(2)	5.00%(4)	1.00%(5)
LargeCap S&P 500 Index, Short-Term Bond, Short-Term Income and Ultra Short Bond Funds	0.25%(2)	N/A	N/A
Redemption or Exchange Fee (as a % of amount redeemed/exchanged)
All Funds except Money Market Fund	1.00%(3)	1.00%(3)	1.00%(3)
Money Market Fund	None	None	None

(1)	Sales charges are reduced or eliminated for purchases of $50,000 ($250,000 for the Ultra Short Bond Fund) or more. See “Front-end sales charge – Class A shares.”

(2)	A contingent deferred sales charge applies on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.

(3)	Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged from one Fund to another Fund within 30 days after they are purchased.

(4)	Contingent deferred sales charges are reduced after 24 months and eliminated after 5 years.

(5)	A contingent deferred sales charge applies on certain redemptions made within 12 months.

144 THE COSTS OF INVESTING	Principal Investors Fund
1-800-222-5852

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The information in this section does not apply directly to the Principal LifeTime Funds or the Strategic Asset Management (“SAM”) Portfolios, except to the extent the Principal LifeTime Funds or SAM Portfolios invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with parties a Sub-Advisor deems creditworthy. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of investment losses.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 145
www.PrincipalFunds.com

Bank Loans (also known as Senior Floating Rate Interests)
Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts
The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities
The Bond & Mortgage Securities, Equity Income I, Income, High Yield II, Inflation Protection, MidCap Stock, Short-Term Bond, Tax-Exempt Bond I, Ultra Short Bond, and West Coast Equity Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody’s or, if not rated, determined to be of equivalent quality by the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing

146 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-222-5852

ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Municipal Obligations, Leases, and AMT-Subject Bonds
The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest. Revenue bonds are not supported by the issuer’s full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

“AMT-subject bonds” are municipal obligations issued to finance certain “private activities,” such as bonds used to finance airports, housing projects, student loan programs, and water and sewer projects. Interest on AMT-subject bonds is an item of tax preference for purposes of the federal individual alternative minimum tax (“AMT”) and will also give rise to corporate alternative minimum taxes. See “Tax Considerations” for a discussion of the tax consequences of investing in the Funds.

Current federal income tax laws limit the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect upon the ability of the Fund to purchase sufficient amounts of tax-exempt securities.

Real Estate Investment Trusts
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as “REITs.” In addition, the Real Estate Securities Fund and Global Real Estate Securities Fund typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 147
www.PrincipalFunds.com

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)
Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts, and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
•	the possibility that the counterparty may fail to perform its obligations.

148 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-222-5852

Exchange Traded Funds (ETFs)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing
As a principal investment strategy, the Diversified International, International Emerging Markets Funds and the Global Real Estate Securities Fund may each invest Fund assets in securities of foreign companies. The other Funds (except California Municipal, Government & High Quality Bond, Mortgage Securities, and Tax-Exempt Bond I) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S.;
•	companies for which the principal securities trading market is outside the U.S.; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility, or exchange rates could result in investment losses for a Fund.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 149
www.PrincipalFunds.com

Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the risks of the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade.

Geographic Concentration
Potential investors in the California Municipal and West Coast Equity Funds should consider the possibility of greater risk arising from the geographic concentration of their investments, as well as the current and past financial condition of California municipal issuers in the case of the municipal funds. In addition to factors affecting the state or regional economy, certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions, and voter initiatives could result in certain adverse consequences affecting California municipal obligations. See the SAI for a more detailed description of these risks.

150 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-222-5852

Small and Medium Capitalization Companies
The Funds (except Government & High Quality Bond) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Disciplined LargeCap Blend, Short-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Partners LargeCap Blend I, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, and Preferred Securities Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that a Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

Fund of Funds
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management (“SAM”) Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 151
www.PrincipalFunds.com

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers Principal has appointed for each Principal LifeTime Fund are James Fennessey, Michael P. Finnegan, and Randy L. Welch. The portfolio manager PGI has appointed for each Principal LifeTime Fund is Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Fund’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also

152 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The management of and investment decisions for the Partners LargeCap Value Fund’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Sub-Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Marilyn Fedak, John Mahedy, John Phillips, and Chris Marx.

Day-to-day
Fund	Fund Management

Partners LargeCap Value	Marilyn G. Fedak John Mahedy Chris Marx John D. Phillips, Jr.

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO–US Value equities in 2003. He continues to serve as director of research–US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 153
www.PrincipalFunds.com

Sub-Advisor:	American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Growth II	Prescott LeGard Gregory Woodhams

Prescott LeGard, CFA. Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.

Gregory J. Woodhams, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor’s degree in Economics from Rice University and a Master’s degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group.CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Day-to-day
Fund	Fund Management

LargeCap Growth	Anthony Rizza

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

154 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Day-to-day
Fund	Fund Management

Equity Income I	Joseph T. Suty
High Yield II	Gary J. Pokrzywinski
Income	John R. Friedl
MidCap Stock	Daniel R. Coleman
Mortgage Securities	Craig V. Sosey
SAM Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Growth Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Flexible Income Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Strategic Growth Portfolio	Michael D. Meighan Randall L. Yoakum
Short-Term Income	Craig V. Sosey
West Coast Equity	Philip M. Foreman

Daniel R. Coleman. Mr. Coleman, Portfolio Manager of Edge, leads a team of investment professionals that is responsible for the management of the Equity Funds for which Edge serves as sub-advisor (Equity Income I, MidCap Stock, and West Coast Equity). Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund, since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.

Philip M. Foreman, CFA. Mr. Foreman, Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor West Coast Equity Fund since 2002. Mr. Foreman has been employed by Edge since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at Edge from 1991 until 1999.

John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been co-manager of the predecessor Income Fund with Gary J. Pokrzywinski since March 2005. He has been employed as an investment professional at Edge since August 1998. He is responsible for the day-to-day management of the Fund.

Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.

Gary J. Pokrzywinski, CFA. Mr. Pokrzywinski, Chief Investment Officer of Edge. Since March 2005, he has been responsible for co-managing the predecessor Income Fund with John Friedl. As co-manager, Mr. Pokrzywinski contributes to the establishment of the philosophy and long term structure of the Fund. Between 1992 and March 2005 he had primary responsibility for the day-to-day management of the Income Fund. Mr. Pokrzywinski has been employed by Edge since July 1992.

Craig V. Sosey. Mr. Sosey, Portfolio Manager of Edge, has had primary responsibility for the day-to-day management of the predecessor Short Term Income and predecessor U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by Edge since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 155
www.PrincipalFunds.com

Joseph T. Suty, CFA. Mr. Suty, Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor Equity Income Fund since October 2005. Prior to joining Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen’s Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. for eight years.

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Joseph W. Garner Kenneth G. Mertz II Stacey L. Sears

Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (1985-1992). He earned a BA in Economics from Millersville University.

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

156 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Nancy B. Prial

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM’s principal office is located at 32 Old Slip, New York, NY 10005.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend I	Andrew Alford Melissa R. Brown Mark Carhart Robert C. Jones

Andrew Alford. Mr. Alford is a Managing Director and Senior Portfolio Manager at GSAM. Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken or portfolio management responsibilities for the long-only Structured Funds in 2007.

Melissa R. Brown, CFA. Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity (“‘GQE”) group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.

Mark Carhart. Mr. Carhart is a Co-Chief Investment Officer and a Managing Director at GSAM. Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Robert C. Jones, CFA. Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 157
www.PrincipalFunds.com

Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Value	Bruce Jacobs Ken Levy

Bruce Jacobs, Ph.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth I	Adam T. Logan John O’Toole

Adam T. Logan, CFA. Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Capital. Previously, he performed duties as a financial analyst in Mellon Financial Corporation’s corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

158 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

John O’Toole, CFA. Joining the company in 1990, Mr. O’Toole is a Senior Vice President and a principal of Mellon Capital. Mr. O’Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”), 522 Fifth Avenue, New York, NY 10036, acts as sub-advisor to the California Municipal, California Insured Intermediate Municipal, and Tax-Exempt Bond I Funds. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley, a publicly held global financial services company. Van Kampen provides investment advice to a wide variety of individual, institutional, and investment company clients.

Day-to-day
Fund	Fund Management

California Municipal	Joseph A. Piraro
Tax-Exempt Bond I	Thomas M. Byron

Thomas M. Byron. Mr. Byron, Vice President of Van Kampen, has had primary responsibility since January 1999 for the day-to-day management of the WM Tax-Exempt Bond Fund, which was combined into the Tax-Exempt Bond Fund I in January 2007. Mr. Byron has been at Van Kampen since 1981 and, prior to taking over responsibility for managing the Fund, he was Head Buyer and Manager of Van Kampen’s Unit Investment Trust desk.

Joseph A. Piraro. Mr. Piraro, Executive Director of Van Kampen, has had primary responsibility for the day-to-day management of the California Municipal Fund since May 1992 (prior to January 2007, the Fund was a series of WM Trust II). Mr. Piraro has been employed by Van Kampen since 1992.

Sub-Advisor:	Neuberger Berman Management, Inc. (“Neuberger Berman”) is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Day-to-day
Fund	Fund Management

Partners MidCap Value	S. Basu Mullick

S. Basu Mullick. Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 159
www.PrincipalFunds.com

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Bond & Mortgage Securities	William C. Armstrong Timothy R. Warrick
Disciplined LargeCap Blend	Jeffrey A. Schwarte
Diversified International	Paul H. Blankenhagen Juliet Cohn Chris Ibach
Government & High Quality Bond	Brad Fredericks Lisa A. Stange
Inflation Protection	Bryan C. Davis Martin J. Schafer
International Emerging Markets	Michael Ade Mihail Dobrinov Michael L. Reynal
LargeCap S&P 500 Index	Dirk Laschanzky Scott W. Smith
LargeCap Value	Arild Holm John Pihlblad Jeffrey Schwarte
MidCap Blend	K. William Nolin
Money Market	Tracy Reeg Alice Robertson
Principal LifeTime 2010	Dirk Laschanzky
Principal LifeTime 2020	Dirk Laschanzky
Principal LifeTime 2030	Dirk Laschanzky
Principal LifeTime 2040	Dirk Laschanzky
Principal LifeTime 2050	Dirk Laschanzky
Principal LifeTime Strategic Income	Dirk Laschanzky
Short-Term Bond	Zeid Ayer Craig Dawson
SmallCap Blend	Thomas Morabito Phil Nordhus
SmallCap Growth	Mariateresa Monaco
SmallCap Value	Thomas Morabito
Ultra Short Bond	Zeid Ayer Craig Dawson

Michael Ade, CFA. Mr. Ade is a research analyst and serves as a co-portfolio manager for Principal Global Investors. Based in Singapore, his company research focus encompasses the consumer, health care and non-bank financial sectors. Mr. Ade joined the firm in 2001. He received a bachelor’s degree in finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner

160 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

at Federal Deposit Insurance Commission. He earned a Master’s degree from the University of Iowa and a Bachelor’s degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Zeid Ayer, Ph.D., CFA. Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master’s in Computational Finance from Carnegie Mellon University and a Bachelor’s degree in Physics from St. Xavier’s College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.

Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master’s degree from Drake University and a Bachelor’s degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

Juliet Cohn. Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor’s degree in Mathematics from Trinity College, Cambridge England.

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from University of lowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor’s degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for PGI. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the firm as an international and emerging market debt and currency specialist in 1995 and joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mihail does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor’s degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA. Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002, Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees’ Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in Finance from the University of Colorado and a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 161
www.PrincipalFunds.com

Christopher Ibach, CFA. Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semiconductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor’s degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Laschanzky shares responsibility for the day-to-day management of the Principal LifeTime Funds with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Funds’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets.

Mariateresa Monaco. Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master’s degree in Electrical Engineering from Northeastern University. She also earned a Master’s degree in Electrical Engineering from Politecnico di Torino, Italy.

Thomas Morabito, CFA. Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor’s degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

162 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Michael L. Reynal. Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ’s College at the University of Cambridge and a BA in History from Middlebury College.

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master’s degree in Finance and Marketing from DePaul University and her Bachelor’s degree in Economics from Northwestern University.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm’s secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor’s degree in Accounting and Finance from the University of Iowa.

Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Scott W. Smith. Mr. Smith is a research analyst and portfolio manager at Principal Global Investors. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within Principal Global Investors. Mr. Smith joined the firm in 1999. He received a bachelor’s degree in finance from Iowa State University.

Lisa A. Stange, CFA. Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor’s degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick, CFA. Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor’s degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal -REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 163
www.PrincipalFunds.com

Day-to-day
Fund	Fund Management

Global Real Estate Securities	Simon Hedger Chris Lepherd Kelly D. Rush
Real Estate Securities	Kelly D. Rush

Simon Hedger. As a portfolio manager, Mr. Hedger directs the global real estate investment trust (REIT) activity for Principal Real Estate Investors, the dedicated real estate group of Principal Global Investors, Mr. Hedger serves as director, portfolio management at Principal Global Investors (Europe). He is head of a real estate investment team based in London and oversees the firm’s European real estate capability in real estate investment trusts (REITs) and listed property securities. He has over 27 years of property experience, including eight years in the United Kingdom followed by 17 years in Australia. This includes positions both as an analyst and as a portfolio manager. Prior to joining Principal Global Investors in 2003, he worked for Domaine Property Funds, managing the assets of its property syndicates. Previously, he was a senior equities analyst at Prudential Bache/BNP Equities. His background also includes positions as fund manager for Paladin Commercial Trust and GEM Commercial Property Trust, as well as a variety of real estate related roles with Prudential Assurance Company in both Australia and the United Kingdom. Mr. Hedger earned an MBA from the University of New England and is an associate member of both the Royal Institute of Chartered Surveyors and of the Australian Property Institute. He is a U.K. qualified chartered surveyor (ARICS).

Chris Lepherd. Mr. Lepherd serves as director, portfolio management at Principal Global Investors (Australia) and is a senior member of the firm’s property securities team. Prior to joining the firm in April 2003 he had 12 years of property and investment banking experience across a broad spectrum of disciplines including property securities research, real estate valuation, corporate real estate consultancy and real estate acquisitions and divestitures. He provided property and equities investment advice to a range of institutional clients including National Australia Bank, Fairfax and Australian Ethical Investments. Prior to that, he was a senior equities analyst with Bankers Trust Australia, specializing in property. This role encompassed property market analysis and forecasts, the analysis and valuation of listed property securities and providing advice on IPOs and property development projects. Earlier in his career he held the roles of senior property analyst with JLW Advisory and property analyst with Knight Frank Hooker. Mr. Lepherd earned a Bachelor of Business (Land Economy) from the University of Western Sydney and a Graduate Diploma in Applied Finance and Investment from the Securities Institute of Australia. He is an Associate Member of the Australian Property Institute and Securities Institute.

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

164 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Day-to-day
Fund	Fund Management

Preferred Securities	L. Phillip Jacoby Bernard M. Sussman

L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor’s degree in Industrial Relations from Cornell University.

Sub-Advisor:	T. Rowe Price Associates, Inc. (“‘T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend	Anna M. Dopkin Richard T. Whitney (through March 31, 2008)
Partners LargeCap Growth I	Robert W. Sharps

Anna M. Dopkin, CFA. Ms. Dopkin serves as Chairman of the Investment Advisory Committee for the Fund. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm’s Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in its Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Ms. Dopkin serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, she is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the Fund.

Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division and a member of the Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has earned right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 165
www.PrincipalFunds.com

Richard T. Whitney, CFA. Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm’s Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a B.S. and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Ms. Dopkin, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity. Effective March 31, 2008, Mr. Whitney will no longer serve as a portfolio coordinator for the Fund.

Sub-Advisor:	Turner Investment Partners, Inc. (“Turner”) was founded in 1990. Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth	Tara R. Hedlund Christopher K. McHugh Jason D. Schrotberger

Tara R. Hedlund, CFA, CPA. Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.

Christopher K. McHugh. Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph’s University.

Jason D. Schrotberger, CFA. Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Paul A. Graham, Jr. David N. Wabnik

166 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Paul A. Graham, Jr., CFA. Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

David N. Wabnik. Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.

The Sub-Sub-Advisors
Principal Global Investors, LLC (“‘PGI”) has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum (“‘Spectrum”), which serves as sub-sub-advisor.

See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers for the Bond & Mortgage Securities Fund.

Duties of Principal and Sub-Advisors
Principal or the Sub-Advisor provides the Directors of the Principal Investors Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 167
www.PrincipalFunds.com

Fees Paid to the Manager
The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was:

Bond & Mortgage Securities Fund	0.52%
California Municipal Fund	0.50
Disciplined LargeCap Blend Fund	0.56
Diversified International Fund	0.87
Equity Income Fund I	0.51
Global Real Estate Securities Fund	0.90	(1)
Government & High Quality Bond Fund	0.40
High Yield Fund II	0.52
Income Fund	0.50
Inflation Protection Fund	0.40
International Emerging Markets Fund	1.19
International Growth Fund	0.97
LargeCap Growth Fund	0.60	(3)
LargeCap S&P 500 Index Fund	0.15
LargeCap Value Fund	0.44
MidCap Blend Fund	0.64
MidCap Stock Fund	0.75
Money Market Fund	0.38
Mortgage Securities Fund	0.50
Partners LargeCap Blend Fund	0.74
Partners LargeCap Blend Fund I	0.44
Partners LargeCap Growth Fund I	0.73
Partners LargeCap Growth Fund II	0.99	(2)
Partners LargeCap Value Fund	0.76
Partners MidCap Growth Fund	1.00	(2)
Partners MidCap Growth Fund I	1.00%
Partners MidCap Value Fund	0.99
Partners SmallCap Growth Fund II	0.99
Preferred Securities Fund	0.74
Principal LifeTime 2010 Fund	0.1225
Principal LifeTime 2020 Fund	0.1225
Principal LifeTime 2030 Fund	0.1225
Principal LifeTime 2040 Fund	0.1225
Principal LifeTime 2050 Fund	0.1225
Principal LifeTime Strategic Income Fund	0.1225
Real Estate Securities Fund	0.83
SAM Balanced Portfolio	0.31
SAM Conservative Balanced Portfolio	0.31
SAM Conservative Growth Portfolio	0.31
SAM Flexible Income Portfolio	0.31
SAM Strategic Growth Portfolio	0.31
Short-Term Bond Fund	0.40
Short-Term Income Fund	0.49
SmallCap Blend Fund	0.75
SmallCap Growth Fund	0.75
SmallCap Value Fund	0.75
Tax-Exempt Bond Fund I	0.50
Ultra Short Bond Fund	0.40
West Coast Equity Fund	0.48

(1)	Period from October 1, 2007 (date operations commenced) through October 31, 2007.

(2)	Effective October 31, 2007, the Fund’s management fees were decreased.

(3)	Effective January 16, 2007, the Fund’s management fees were increased.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, only the California Municipal, Tax Exempt Bond I, and all Partners Funds intend to rely on the order.

PURCHASE OF FUND SHARES

Shares of the Funds are generally purchased through persons employed by or affiliated with broker/dealer firms (“‘Investment Representatives”). Investment Representatives may establish shareholder accounts according to their procedures or they may establish shareholder accounts directly with the Fund by visiting www.PrincipalFunds.com to obtain the appropriate forms. An application is included with this prospectus. A different application is needed for a

168 PURCHASE OF FUND SHARES	Principal Investors Fund
1-800-222-5852

Principal Investors Fund IRA, Coverdell Education Savings Account, 403(b), HSA, SEP, SIMPLE, SAR-SEP, or certain employee benefit plans. These applications are available on www.PrincipalFunds.com.

An investment in the Fund may be held in various types of accounts, including individual, joint ownership, trust, and business accounts. The Fund also offers a range of custodial accounts for those who wish to invest for retirement and/or education expenses. Prospective shareholders should consult with their Investment Representative prior to making decisions about the account and type of investment that are appropriate for them. The Fund reserves the right to refuse any order for the purchase of shares, including those by exchange. Principal may recommend to the Board, and the Board may elect, to close certain funds to new investors or close certain funds to new and existing investors.

Making an Investment
Principal Investors Fund has a minimum initial investment amount of $1,000 and a minimum subsequent investment amount of $100. Initial and subsequent investment minimums apply on a per-fund basis for each Fund or Portfolio in which a shareholder invests.

Shareholders must meet the minimum initial investment amount of $1,000 unless an Automatic Investment Plan (“‘AIP”) is established. With an AIP, the minimum initial investment is $100. Accounts or automatic payroll deduction plans established with an AIP that do not meet the minimum initial investment must maintain subsequent automatic investments that total at least $1,200 annually. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and/or approved by the Fund; Principal Investors Fund asset allocation programs; and purchases through an omnibus account with a broker-dealer, investment advisor, or other financial institution.

Payment. Payment for Fund shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

The Funds may, in their discretion and under certain limited circumstances, accept securities as payment for Fund shares at the applicable net asset value (“‘NAV”). For federal income tax purposes, a purchase of shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. Each Fund will value securities used to purchase its shares using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit, or Automatic Investment Plan. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed). Contact information for the Fund is as follows:

Mailing Addresses:
Regular Mail
Principal Funds
P.O. Box 8024
Boston, MA 02266-8024

Overnight Mail
Principal Funds
30 Dan Road
Canton, MA 02021-2809

Customer Service
You may speak with a Client Relations Specialist by calling 1-800-222-5852, between 7:00 a.m. and 7:00 p.m. Central Time.

Wire Instructions: To obtain ACH or wire instructions, please contact a Client Relations Specialist.

Direct Deposit
Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You can request a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be

Principal Investors Fund	PURCHASE OF FUND SHARES 169
www.PrincipalFunds.com

purchased on the day the ACH notification is received by the transfer agent’s bank. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

Effective the close of business on September 1, 2007, the SmallCap Blend Fund (the “fund”) closed to new investors. With limited exceptions, those who were fund shareholders on September 1, 2007 may, however, continue to purchase shares in fund accounts in existence at that time.

CHOOSING A SHARE CLASS

Your Investment Representative will help you choose the Fund or Funds that are appropriate for you based upon your investment objective, risk tolerance and other factors. Your Investment Representative can also help you choose the share class that is appropriate for you. Investment Representatives may receive different compensation depending upon which class of shares you purchased. The sales charge for Class A shares may be reduced or eliminated for certain types of purchases or for purchases of sufficient size. Your Investment Representative can help you determine whether your investment qualifies for a reduced sales charge.

This prospectus offers three share classes: Class A, Class B, and Class C (not all funds offer Class B shares). Class B shares and Class C shares of the Money Market Fund may be purchased only by exchange from other Fund accounts in the same share class or by reinvestment of distributions made on such shares. Class B shares are not available to SIMPLE, SEP, SAR-SEP, non-qualified deferred compensation, payroll deductions or 403(b) plans that do not currently invest in the Fund’s Class B shares, nor to new participants in any such plans that invest in the Fund’s Class B shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of other Funds of the Principal Investors Fund, but are available to new participants in plans that currently invest in Class C shares of the Fund. Highlights of each Fund’s share classes and information regarding sales charges and dealer reallowances are provided below.

Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:

•	the dollar amount you are investing,
•	the amount of time you plan to hold the investment, and
•	any plans to make additional investments in the Principal Investors Funds.
Please consult with your Investment Representative before choosing the class of shares that is most appropriate for you. Before you invest, you should understand the characteristics of each share class so you can be sure to choose the class that is right for you.

Fund and share class selections must be made at the time of purchase. The Fund seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described below under “Purchases at a Reduced Initial Sales Charge”), are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J Shares in Principal Investors Funds eligible for inclusion pursuant to Rights of Accumulation. If you are making an initial purchase of Principal Investors Funds of $100,000 or more and have selected Class B shares, or $1,000,000 or more and have selected Class C shares, the purchase will be of Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Investors Fund Class B share accounts and the combined value of the subsequent investment and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $100,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected. If you are making subsequent purchases into your existing Principal Investors Fund Class C share accounts and the combined value of the subsequent investment

170 CHOOSING A SHARE CLASS	Principal Investors Fund
1-800-222-5852

and your existing Class A, Class B, Class C, and Class J share accounts combined for Rights of Accumulation purposes exceeds $1,000,000, the subsequent investment will be applied to purchase Class A shares of the Fund(s) you have selected.

 CLASS A SHARES

Initial Sales Charge

•	You generally pay a sales charge on an investment in Class A shares, which varies based on the amount invested and the Fund selected.
•	If you invest $50,000 or more ($250,000 or more for the Ultra Short Bond Fund), the sales charge is reduced.
•	You might be eligible for a reduced sales charge. See “Sales Charge Waiver or Reduction (Class A shares).”
•	Sales charges might be reduced under the Rights of Accumulation or Statement of Intent, as described below.

Sales Charge Waiver or Reduction (Class A shares)
Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

To receive a reduction in your Class A initial sales charge, you or your Investment Representative must let the Fund know at the time you purchase shares that you qualify for such a reduction. If you or your Investment Representative do not let the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. It may be necessary for you to provide information and records, such as account statements.

Purchase Without an Initial Sales Charge (Class A shares)

•	No initial sales charge will apply to purchases of $1 million or more, although a 1.00% (0.50% for Short-Term Bond and Short-Term Income Funds; 0.25% for LargeCap S&P 500 Index, and Ultra Short Bond Funds) contingent deferred sales charge may apply to redemptions made within 18 months after purchase.
•	No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) or with proceeds of redemptions from Class B shares on which a CDSC was paid, or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.
•	A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:

•	by its current and former Directors, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents), and trusts created by or primarily for the benefit of these individuals;
•	by the Premier Credit Union;
•	by non-ERISA clients of Principal Global Investors LLC;
•	by any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with Princor or the Distributor;
•	through a “wrap account” offered by Princor or through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with Princor or the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;
•	to fund non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;
•	by accounts established as a result of the conversion of Class R shares of the Fund;
•	by any investor who buys Class A shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. In addition, the CDSC generally applicable to redemptions of shares made within 18 months after purchase of $1 million or

Principal Investors Fund	CHOOSING A SHARE CLASS 171
www.PrincipalFunds.com

more will not be imposed on redemptions of shares purchased through such omnibus account where no sales charge payments were advanced for purchases made through these entities;

•	by current and retired Washington Mutual employees and their immediate family members, including children up to and including age 25;
•	by former Washington Mutual employees who establish IRAs involving assets from a Washington Mutual retirement or benefit plan, and subsequent investments into such accounts;
•	by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations;
•	by individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) prior to the date the successor fund commenced operations;
•	by clients of registered investment advisors that have entered into arrangements with Princor or the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;
•	to qualified retirement plans where the plan’s R-1 or R-2 share investments were redesignated A share investments;
•	to qualified retirement plans where the plan’s investments in the Fund are part of an omnibus account or other qualified retirement plans with a total value of at least $500,000;
•	existing participants in Employer Sponsored Plans (as defined in Purchase at a Reduced Initial Sales Charge (Class A Shares)) that had at least $1 million in Principal Investors Fund as of January 12, 2007 can purchase Class A shares at net asset value for the duration of that account; and
•	new participants in such Employer Sponsored Plans that had at least $2.8 million in Principal Investors Fund as of January 12, 2007 can purchase Class A shares within the plan at net asset value provided the participant notes that he or she meets this qualification on the participant’s initial application to purchase shares.

 Purchase at a Reduced Initial Sales Charge (Class A Shares)

1)	Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B,C and J shares of Principal Investors Fund owned by such persons, to determine the applicable sales charge. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Investors Fund shares. If the total amount being invested in the Principal Investors Fund is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

2)	Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C and J shares of Principal Investors Fund owned by such persons. Purchases of Class A shares of Money Market Fund are not included. The sales charge is based on the total amount to be invested in a 13 month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.

3)	The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $500,000 or more in such accounts and to all purchases of the Short-Term Bond, Short-Term Income, Ultra Short Bond and LargeCap S&P 500 Index Fund shares.

4)	Employer Sponsored Plans. The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, payroll deduction or 403(b) plan (“Employer

172 CHOOSING A SHARE CLASS	Principal Investors Fund
1-800-222-5852

Sponsored Plan”) established prior to March 1, 2002 with Principal Management Corporation as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Short-Term Bond, Short-Term Income, Ultra Short Bond and LargeCap S&P 500 Index Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who become participants on or before July 28, 2007.

Purchase of Class A Shares. The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge (except for the Money Market Fund) as shown in the tables below. The right-hand column in each table indicates what portion of the sales charge is paid to Investment Representatives and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plan and Additional Information Regarding Intermediary Compensation.”

There is no sales charge on purchases of Class A shares of the Money Market Fund or on purchases of Class A shares of the other funds if the purchase is made within 60 days of the redemption of Class A or B shares of the Fund or described in “Redemption of Fund Shares” provided the shareholder notifies the Fund that the purchase proceeds are from the redemption of Class A shares. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicted below.

Class A Sales Charges

Bond & Mortgage Securities, California Municipal, SAM Flexible Income Portfolio,
Government & High Quality Bond, High Yield II, Income, Inflation Protection, Preferred Securities,
Principal LifeTime Strategic Income, Tax-Exempt Bond I and Mortgage Securities Funds(1)

	Sales Charge as % of:
	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%*

Short-Term Bond and Short-Term Income Funds
	Sales Charge as % of:
	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $50,000	2.50%	2.56%	2.00%
$50,000 but less than $100,000	2.00%	2.04%	1.50%
$100,000 but less than $250,000	1.50%	1.52%	1.00%
$250,000 but less than $500,000	1.25%	1.27%	1.00%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 or more	0.00%	0.00%	0.00%**

Principal Investors Fund	CHOOSING A SHARE CLASS 173
www.PrincipalFunds.com

LargeCap S&P 500 Index Fund
	Sales Charge as % of:
	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $50,000	1.50%	1.52%	1.25%
$50,000 but less than $100,000	1.25%	1.27%	1.00%
$100,000 but less than $250,000	1.00%	1.01%	0.75%
$250,000 but less than $500,000	0.75%	0.76%	0.50%
$500,000 but less than $1,000,000	0.50%	0.50%	0.25%
$1,000,000 or more	0.00%	0.00%	0.25%

Ultra Short Bond Fund
	Sales Charge as % of:
	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $250,000	1.00%	1.01%	0.75%
$250,000 but less than $500,000	0.75%	0.76%	0.50%
$500,000 but less than $1,000,000	0.50%	0.50%	0.25%
$1,000,000 or more	0.00%	0.00%	0.25%

All other Funds (except Money Market Fund)
	Sales Charge as % of:
	Offering	Amount	Dealer Allowance as % of
Amount of Purchase	Price	Invested	Offering Price

Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	0.00%	0.00%	0.00%*

(1)	Because of rounding in the calculation of the offering price, the actual maximum front-end sales charge paid by an investor may be higher or lower than the percentages noted above.

*	The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on the next $2 million, 0.35% on the next $5 million, and 0.25% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.

**	The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 0.50% on purchases between $1 million and $3 million, 0.25% on the next $2 million, 0.15% on the next $5 million, and 0.10% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.

Contingent Deferred Sales Charge (“CDSC”) on Class A Shares. Class A shares purchased in amounts of $1 million or more (other than shares of the Money Market Fund) are generally subject to a CDSC of 1.00% (0.50% for the Short-Term Bond and Short-Term Income Fund; 0.25% for the LargeCap S&P 500 Index and Ultra Short Bond Funds) if the shares are redeemed during the first 18 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under “CDSC Calculation and Waivers.”

Pricing and Sales Charge information is available, free of charge, on our website at www.principalfunds.com.

174 CHOOSING A SHARE CLASS	Principal Investors Fund
1-800-222-5852

 CLASS B SHARES

Class B shares may not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors to purchase Class A shares. Class B shares of the Money Market Fund may be purchased only by exchange from Class B shares of other Funds and by reinvestment of distributions in Class B shares.

The Fund seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described above under “Purchases at a Reduced Initial Sales Charge”) are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J shares. The Fund will consider initial purchases of $100,000 or more, and subsequent purchases that would result in an investment of $100,000 or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class B shares are not available to SIMPLE, SEP, SAR-SEP, non-qualified deferred compensation, payroll deductions or 403(b) plans that do not currently invest in the Fund’s Class B shares, nor to new participants in any such plans that invest in the Fund’s Class B shares.

The offering price for Class B shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge. A CDSC of up to 5.00% may apply depending on the Fund and time in the investment (see schedule below).

•	Shares purchased through reinvestment of dividends and capital gain distributions are not subject to a CDSC.
•	There is no CDSC on redemptions of Class B shares held for 5 full years or longer.
•	Class B shares have higher annual expenses than Class A shares because they are subject to distribution fees for the first eight years.
•	After the eighth year, Class B shares convert automatically to Class A shares of the same Fund, typically without income tax impact.

Within 60 days after a redemption of Class B shares, the proceeds may be reinvested in Class A shares at NAV, if a CDSC was paid. It is the responsibility of the shareholder to notify the Fund at the time of reinvestment if the purchase proceeds are from a redemption of Class B shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class B shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.)

The Distributor currently pays authorized dealers commissions of up to 4.00% of the price of Class B shares sold by them.

Contingent Deferred Sales Charge (“CDSC”) on Class B Shares. Each new and subsequent purchase of Class B shares may be subject to a CDSC based upon the schedule below.

A CDSC may be applied to Class B shares of all Funds according to the following schedule:

Year of Redemption	Contingent Deferred
After Purchase	Sales Charge(1)

First	5.00%
Second	5.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth and following	0.00%

(1)	Shares purchased on or before January 12, 2007 may be subject to different CDSC schedules as described in the SAI.

Pricing and Sales Charge information is available, free of charge, on our website at www.principalfunds.com.

Principal Investors Fund	CHOOSING A SHARE CLASS 175
www.PrincipalFunds.com

 CLASS C SHARES

Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intent, to purchase Class A shares. Class C shares of the Money Market Fund may be purchased only by exchange from Class C shares of other Principal Investors Fund funds and by reinvestment of distributions made on Class C shares.

The Fund seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in the Principal Investors Funds eligible for inclusion pursuant to Rights of Accumulation. The Funds will consider initial purchases of $1 million or more, and subsequent purchases that would result in an investment of $1 million or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of the Fund, but are available to new participants in plans that currently invest in Class C shares of the Fund.

The offering price for Class C shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.

•	A CDSC of 1.00% may apply if redeemed during the first 12 months after purchase. Unlike Class B shares, Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.
•	Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.

Within 60 days after redemption of Class C shares, the proceeds may be reinvested in other Class C shares at NAV. It is the responsibility of the shareholder to notify the Fund at the time of reinvestment if the purchase proceeds are from redemption of Class C shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class C shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.

The Distributor currently pays authorized dealers commissions of up to 1.00% of the amount invested in Class C shares.

Contingent Deferred Sales Charge (“CDSC”) on Class C Shares. Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. The CDSC may be waived for redemptions of Class C shares as described under ”CDSC Calculation and Waivers.”

Pricing and Sales Charge information is available, free of charge, on our website at www.principalfunds.com.

CDSC CALCULATION AND WAIVERS

The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. For Class B shares issued in connection with the WM Reorganization, the CDSC is based on the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

If you sell some but not all of the shares in your account, the shares not subject to a sales charge will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.

176 CDSC CALCULATION AND WAIVERS	Principal Investors Fund
1-800-222-5852

The CDSC is waived on shares which are sold:

•	within 90 days after an account is re-registered due to a shareholder’s death;
•	due to the shareholder’s disability, as defined in the Internal Revenue Code provided the shares were purchased prior to the disability;
•	from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
•	to pay surrender charges;
•	to pay retirement plan fees;
•	involuntarily from small balance accounts;
•	from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k), or 415 of the Internal Revenue Code; or
•	from retirement plans to satisfy excess contribution rules under the Internal Revenue Code.

The CDSC is also waived on redemptions of Class B shares from Predecessor Fund accounts opened prior to April 1, 2002 made in connection with distributions from IRAs or other retirement accounts to shareholders over age 59 1/2. This CDSC waiver does not apply to a transfer of assets.

NOTE:	To have your CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

REDEMPTION OF FUND SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however; you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.

    * a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,
•	partial interest in the account, or
•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Sale of shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:

•	payable to all owners on the account (as shown in the account registration) and
•	mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:

•	when an owner has died
•	for certain employee benefit plans; or
•	owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Principal Investors Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Principal Investors Fund	REDEMPTION OF FUND SHARES 177
www.PrincipalFunds.com

Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Investors Fund Class A shares without a sales charge if the shares that were sold were Class A shares, or were Class B shares on which a CDSC was paid or on which the CDSC was waived in connection with a Required Minimum Distribution, involuntary redemption, or due to the death of the shareholder. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares; shares purchased by redemption proceeds are not subject to the twelve month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Sell shares by mail

•	Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. Specify the Fund(s) and account number.

•	Specify the number of shares or the dollar amount to be sold.
•	A Medallion Signature Guarantee* will be required if the:

•	sell order is for more than $100,000;
•	check is being sent to an address other than the account address;
•	wire or ACH is being sent to a shareholder’s U.S. bank account not previously authorized;
•	account address has been changed within 30 days of the sell order; or
•	check is payable to a party other than the account shareholder(s), Principal Life, or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.

*	If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone

•	The request may be made by a shareholder or by the shareholder’s Investment Representative.
•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
•	The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
•	If our phone lines are busy, you may need to send in a written sell order.
•	To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
•	Telephone redemption privileges are NOT available for Principal Investors Fund 403(b) plans, inherited IRAs, and certain employer sponsored benefit plans.
•	If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.

Sell shares by checkwriting (Class A shares of Money Market Fund only)

•	Checkwriting must be elected on initial application or by written request to Principal Investors Fund. Such election continues in effect until the Fund receives written notice revoking or changing the election.
•	The Fund can only sell shares after your check making the Fund investment has cleared your bank.
•	Checks must be written for at least $250. The Fund reserves the right to increase the minimum check amount.
•	The rules of the bank on which the checks are drawn concerning checking accounts apply.

178 REDEMPTION OF FUND SHARES	Principal Investors Fund
1-800-222-5852

•	If the account does not have sufficient funds to cover the check, it is marked “Insufficient Funds” and returned (the Fund may revoke checkwriting on accounts on which “Insufficient Funds” checks are drawn).
•	Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by the bank).
•	Checkwriting is available only for non-qualified accounts.
•	Neither the Fund, the bank nor Principal shall incur any liability for honoring the checks, selling shares to pay checks, or for returning checks unpaid.
•	Checkwriting may be converted to a point-of-purchase debit from your account. This only applies if such service is available at the business with which you are doing business.

Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:

•	sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Internal Revenue Code),
•	pay insurance or annuity premiums or deposits to Principal Life (call us for details), and
•	provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a systematic withdrawal plan by:

•	completing the applicable section of the application, or
•	sending us your written instructions, or
•	completing a Systematic Withdrawal Plan Request form (available on www.PrincipalFunds.com), or
•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:

•	you instruct us to stop or
•	your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account.

The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Excessive Trading fee (other than Money Market Fund). An excessive trading fee may apply to redemptions made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the “Frequent Purchases and Redemption” section.

EXCHANGE OF FUND SHARES

Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Investors Fund (except Money Market). The Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

Exchanges from Money Market Fund
Class A shares of Money Market Fund may be exchanged into:

•	Class A shares of other Funds.

Principal Investors Fund	EXCHANGE OF FUND SHARES 179
www.PrincipalFunds.com

•	If Money Market Fund shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
•	If Money Market Fund shares were acquired by (1) exchange from other Funds, (2) conversion of Class B shares, or (3) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.

•	Class B or Class C shares of other Funds – subject to the applicable CDSC.

You may exchange shares by:

•	sending a written request to Principal Funds, P.O. Box 8024, Boston, MA 02266-8024,

•	via the Internet at www.PrincipalFunds.com, or
•	calling us, if you have telephone privileges on the account.

Automatic Exchange Election
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

•	completing the Automatic Exchange Election section of the application,
•	calling us if telephone privileges apply to the account from which the exchange is to be made, or
•	sending us your written instructions.
•	completing an Automatic Exchange Election form (available on www.principalfunds.com)

Your automatic exchange continues until:

•	you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
•	your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General

•	An exchange by any joint owner is binding on all joint owners.
•	If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
•	All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
•	You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
•	For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership,
•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
•	a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account, or
•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

180 EXCHANGE OF FUND SHARES	Principal Investors Fund
1-800-222-5852

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Excessive Trading fee (other than Money Market Fund). An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and
•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

Currently the Funds, except the Money Market Fund, impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund’s Class A, B, and C shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); to satisfy minimum distribution rules imposed by the Internal Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

If an intermediary, such as a retirement plan or recordkeeper, is unwilling to impose the Fund’s excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures

Principal Investors Fund	FREQUENT PURCHASES AND REDEMPTIONS 181
www.PrincipalFunds.com

reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund’s excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary’s omnibus account if, in Fund management’s opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund’s portfolio. The Fund will monitor net purchases and redemptions in any such omnibus account in an effort to identify trading activity that might adversely impact the management of the Fund’s portfolio and, if such excessive trading is identified, will require the intermediary to prohibit ongoing excessive trading by the underlying beneficial owner or owners whose transactions are determined to be excessive.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:

•	Increasing the excessive trading fee to 2%,
•	Increasing the excessive trading fee period from 30 days to as much as 90 days,
•	Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
•	Limiting the number of permissible exchanges available to shareholders identified as “excessive traders,”
•	Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
•	Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all Funds, except the Money Market Fund, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

182 PRICING OF FUND SHARES	Principal Investors Fund
1-800-222-5852

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s Net Asset Value (“NAV”) are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE.

Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

•	The Bond & Mortgage Securities, California Municipal, Government & High Quality Bond, High Yield II, Income, Inflation Protection, Mortgage Securities, Short-Term Bond, Short-Term Income, Tax-Exempt Bond I, and Ultra Short Bond Funds declare dividends of their daily net investment income each day their shares are priced. On the last business day of each month the Funds will pay out their accumulated declared dividends.

•	The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day.)

•	The Preferred Securities Fund pays its net investment income on a monthly basis. The payment date is the last business day of each month.

•	The Equity Income I, Global Real Estate Securities, and Real Estate Securities Funds and the SAM Flexible Income, SAM Conservative Balanced, and SAM Balanced Portfolios each pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.

•	The other Funds pay their net investment income on an annual basis. The payment date is the last business day of the year.

Principal Investors Fund	DIVIDENDS AND DISTRIBUTIONS 183
www.PrincipalFunds.com

The Tax Exempt Bond Fund I intends to distribute income that is exempt from federal income tax but may be subject to state and local income tax. Because the Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or other income taxes, it may make distributions of income that are not exempt from federal and other income tax. Any capital gains distributed by the Fund may be taxable.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

•	invested in shares of another Principal Investors Fund without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

NOTES:

•	A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.

•	Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

•	For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

TAX CONSIDERATIONS

Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.

Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2009, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

184 TAX CONSIDERATIONS	Principal Investors Fund
1-800-222-5852

A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above.

Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

Additional Considerations for Shareholders of the California Municipal, and Tax-Exempt Bond I (“Municipal Funds”). Distributions designated as “exempt-interest dividends” by any of the Municipal Funds are generally not subject to federal income tax. However, if you receive Social Security or railroad retirement benefits, you should consult your tax advisor to determine what effect, if any, an investment in one of these Funds may have on the federal taxation of your benefits. In addition, an investment in one of these Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. Each of the Municipal Funds may invest a portion of its assets in securities that generate income that is not exempt from federal (or state and local) income tax. Income exempt from federal tax may be subject to state and local income tax. In addition, any capital gains distributed by these Funds will be taxable as described above.

Additional Considerations for Shareholders of the California Municipal Fund. A portion of the dividends paid by the California Municipal Fund may be exempt from California State personal income tax, but not from California State franchise tax or California State corporate income tax. Corporate taxpayers should consult their tax advisor concerning the California state tax treatment of investments in this Fund.

The information contained in this prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

Each of the Funds has adopted a 12b-1 Plan for the Class A (except the Money Market Fund), Class B, and Class C shares of the Fund. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

Principal Investors Fund	TAX CONSIDERATIONS 185
www.PrincipalFunds.com

The Distributor for Principal Investors Fund is Principal Funds Distributor, a wholly owned subsidiary of PFG. The term “Distributor” as used in this section refers to Principal Funds Distributor.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Share Class	Maximum Annualized Rule 12b-1 Fee

Class A(1)	0.25% (0.15% for LargeCap S&P 500 Index, Short-Term Bond, and Ultra Short Bond Funds)
Class B	1.00%
Class C	1.00%

(1)	Class A shares of the Money Market Funds are not subject to Rule 12b-1 fees.

Service Fees. The Distributor may pay service fees to dealers and other intermediaries at the annual rate of 0.25% of the average daily net assets of such shares for which they are the dealers of record (0.15% for Class A shares of LargeCap S&P 500 Index, Short-Term Bond, and Ultra Short Bond Funds). Generally, to receive service fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class B and C shares, generally these fees are not paid until such shares have been held for twelve months.

Distribution Fees. The proceeds from the Rule 12b-1 distribution fees paid by Class B and C shareholders, together with any applicable sales charge, are paid to the Distributor. The Distributor generally uses distribution fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople, including ongoing commissions payments for class C shares, and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Commissions, Finders’ Fees, and Ongoing Payments. In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to financial intermediaries selling Class A shares. The Distributor may pay these financial intermediaries a finders’ fee of up to 1.00% on purchases of $1,000,000 or more, excluding purchases by qualified retirement plans in omnibus accounts which are not subject to initial sales charges. See immediately below for details. See “Choosing a Share Class” for more details. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of up to 0.25% of average net assets attributable to your investment in Class A shares.

The Distributor may pay financial intermediaries a finders’ fee on initial investments by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges, provided the selling intermediary notifies the Distributor within 90 days of the initial purchase that the transaction is eligible for the payment of a finders’ fee. The finders’ fee on initial investments of $500,000 to $3,000,000 may be in an amount of up to 1% of the initial purchase. Initial investments by qualified retirement plans in omnibus accounts over $3,000,000 may be eligible for a finders’ fee in accordance with the schedule determined by the Distributor but shall not be paid a fee greater than 1.00% of the initial amount. Initial investments include transfers, rollovers and other lump sum purchases, excluding ongoing systematic investments, made within 90 days of the initial funding of the account. The dealer shall, upon request by the Distributor provided within 90 days of the triggering event, refund the finders’ fee to the Distributor if assets are

186 DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	Principal Investors Fund
1-800-222-5852

liquidated within 12 months of the initial purchase or trading restrictions are placed on the account in accordance with the Funds’ frequent trading policy.

In the case of Class B shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 4.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class B shares.

In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your financial intermediary in an amount equal to 1.00% of your investment. Additionally, the Distributor generally makes ongoing payments to your financial intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which may be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year’s sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” The Distributor’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Additionally, the Distributor may provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor may also provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (“ticket”) charges, and general marketing expenses.

In connection with the purchase by Principal Management Corporation (“Principal”) of WM Advisors, Inc. (“WM Advisors”), the investment advisor to the WM Funds, and WM Advisors’ two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the “Transaction”), New American Capital, Inc. and its parent company Washington Mutual, Inc. (“WaMu”) have agreed to make certain contingent payments to Principal with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to Principal and its affiliates from assets under management in funds and other financial products advised by Principal and its affiliates (including the funds covered by this prospectus) (collectively, the “Principal Products”) sold through WaMu and its affiliates (including WaMu Investments, a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to Principal with respect to each of those four years following the closing of the Transaction. As a result, WaMu Investments (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

Principal Investors Fund	DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION 187
www.PrincipalFunds.com

Principal also offers revenue sharing payments related to SAM Portfolio shares purchased prior to March 1, 2006, referred to as “Advisor Paid Fees,” to all financial intermediaries with active selling agreements with the Distributor. The Advisor Paid Fees are paid at an annual rate of up to 0.50% of the average net assets of Class A and Class B shares of the Portfolios serviced by such intermediaries and an annual rate of up to 0.25% of the average net assets of Class C shares purchased prior to March 1, 2006, of the Portfolios serviced by such intermediaries. These payments are made from Principal’s profits and may be passed on to your Investment Representative at the discretion of his or her financial intermediary firm. These payments may have created an incentive for the financial intermediaries and/or Investment Representatives to recommend or offer shares of the Portfolios over other investment alternatives.

Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of the date of the prospectus, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include:

Advantage Capital Corporation	Mutual Service Corporation
A.G. Edwards & Sons, Inc.	National Financial Services Corp.
AIG Financial Advisors, Inc.	National Investors Corporation
American General Securities, Inc.	Oppenheimer & Co., Inc.
American Portfolios Financial Services, Inc.	Pacific Select Distributors, Inc.
Ameriprise Financial Services Corp.	Pershing
Associated Financial Group	ProEquities, Inc.
Charles Schwab & Co., Inc.	Prospera Financial Services, Inc.
Citigroup Global Markets, Inc.	Prudential Investment Management Services, LLC
Commonwealth Financial Network	Raymond James & Associates, Inc.
Farmers Financial Solutions, LLC	Raymond James Financial Services, Inc.
FFP Securities, Inc.	RBC Dain Rauscher, Inc.
FSC Securities Corporation	Robert W. Baird & Company, Inc.
G.A. Repple & Company	Royal Alliance Associates, Inc.
H. Beck, Inc.	Scottrade, Inc.
Investacorp, Inc.	Securities America, Inc.
Investment Advisors & Consultants, Inc.	Southwest Securities, Inc.
Janney Montgomery Scott, LLC	Triad Advisors, Inc.
Jefferson Pilot Securities Corporation	UBS Financial Services, Inc.
Lincoln Financial Advisors Corp.	United Planners’ Financial Services of America
Linsco/Private Ledger Corp.	Wachovia Securities, LLC
McDonald Investments, Inc.	WaMu Investments
Merrill Lynch, Pierce, Fenner & Smith Inc.	Waterstone Financial Group, Inc.
Morgan Stanley DW, Inc.

To obtain a current list of such firms, call 1-800-222-5852.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

188 DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	Principal Investors Fund
1-800-222-5852

Transfer Agency and Retirement Plan Services. Principal Shareholder Services, Inc. acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.

Many fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/or related recordkeeping services. Retirement plans may also hold fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan ”platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to financial intermediaries and plan recordkeepers for sub-transfer agency and recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

FUND ACCOUNT INFORMATION

Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity on a timely basis, we may close your account or take such other action as we deem appropriate.

Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account.

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next public offering price it computes after your intermediary or sub-designee received your order. Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.

Statements
You will receive quarterly statements for the Funds you own. The quarterly statements provide the number and value of shares you own, transactions during the period, dividends declared or paid, and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Principal Investors Fund	FUND ACCOUNT INFORMATION 189
www.PrincipalFunds.com

Generally, each time you buy, sell, or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information – what you bought or sold, the amount of the transaction, and other important information.

Certain purchases and sales are only included on your quarterly statement. These include accounts:

•	when the only activity during the quarter:

•	is purchase of shares from reinvested dividends and/or capital gains,
•	are purchases under an Automatic Investment Plan,
•	are sales under a systematic withdrawal plan,
•	are purchases or sales under an automatic exchange election, or
•	conversion of Class B shares into Class A shares;

•	used to fund certain individual retirement or individual pension plans; or
•	established under a payroll deduction plan.

If you need information about your account(s) at other times, you may call us at 1-800-222-5852 or access your account on the internet.

Signature Guarantees
Certain transactions require a Medallion Signature Guarantee, unless specifically waived by the Fund’s transfer agent. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm which participates in a Medallion program recognized by the Securities Transfer Association. A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:

•	if you sell more than $100,000 (in the aggregate) from the Funds;
•	if a sales proceeds check is payable to other than the account shareholder(s), Principal Life, or Principal Bank;
•	to change ownership of an account;
•	to add wire or ACH redemption privileges to a U.S. bank account not previously authorized.
•	to change bank account information designated under an existing telephone withdrawal plan;
•	to exchange or transfer among accounts with different ownership; and
•	to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, systematic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the sales charge or contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of $1,000 or less. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

Telephone and Internet Instructions
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a password (Personal Identification Number) for internet instructions, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.), and sending written confirmation to the shareholder’s address of record.

190 FUND ACCOUNT INFORMATION	Principal Investors Fund
1-800-222-5852

If you elect telephone privileges, instructions regarding your account(s) may be given to us via the telephone or internet. Your instructions:

•	may be given by calling us at 1-800-222-5852 between 7 a.m. and 7 p.m. Central Time on any day that the NYSE is open;

•	may be given by accessing our website (for security purposes you need a user name and password to use any of the internet services, including viewing your account information on-line. If you don’t have a user name or password, you may obtain one at our website). Note: only certain transactions are available on-line.
•	must be received in good order at our transaction processing center in Canton, Massachusetts, in their entirety, by us before the close of the NYSE (generally 3:00 p.m. Central Time) to be effective the day of your request;
•	are effective the next business day if not received until after the close of the NYSE; and
•	may be given to your Investment Representative who will in turn contact us with your instructions (Princor registered representatives may only convey your specific instructions to the Funds’ transfer agent; they may not be granted investment discretion).

NOTE:	Instructions received from one owner are binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

Householding
To avoid sending duplicate copies of materials to households, only one copy of each prospectus, annual and semi-annual report to shareholders will be mailed to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Principal Investors Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Principal Investors Fund at 1-800-222-5852. You may notify the Principal Investors Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.

Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Transactions through Financial Institutions/Professionals
Financial institutions and dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial institutions or dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and SAI. Your financial institution or dealer will provide you with specific information about any processing or service fees you will be charged.

Financial Statements
Shareholders will receive an annual financial report for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. They will also receive a semiannual financial report that is unaudited.

PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality

Principal Investors Fund	PORTFOLIO HOLDINGS INFORMATION 191
www.PrincipalFunds.com

agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Investors Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2007, which is available upon request, and incorporated by reference into the SAI.

To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

192 FINANCIAL HIGHLIGHTS	Principal Investors Fund
1-800-222-5852

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
BOND & MORTGAGE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$10.67	$10.63	$10.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.53	0.47	0.15
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.04	(0.27)

Total From Investment Operations	0.36	0.51	(0.12)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.47)	(0.15)

Total Dividends and Distributions	(0.53)	(0.47)	(0.15)

Net Asset Value, End of Period	$10.50	$10.67	$10.63

Total Return(c)	3.42%	4.93%	(1.09	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$162,637	$168,767	$172,274
Ratio of Expenses to Average Net Assets(e)	0.94%	0.94%	0.94	%(f)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e),(g)	N/A	0.94%	0.94	%(f)
Ratio of Net Investment Income to Average Net Assets	4.98%	4.42%	3.95	%(f)
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(f),(h)

	2007	2006	2005(a)
BOND & MORTGAGE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period	$10.67	$10.64	$10.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.46	0.40	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.26)

Total From Investment Operations	0.29	0.43	(0.14)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.46)	(0.40)	(0.12)

Total Dividends and Distributions	(0.46)	(0.40)	(0.12)

Net Asset Value, End of Period	$10.50	$10.67	$10.64

Total Return(c)	2.74%	4.15%	(1.27	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,624	$25,384	$28,559
Ratio of Expenses to Average Net Assets(e)	1.60%	1.60%	1.60	%(f)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e),(g)	N/A	1.60%	1.60	%(f)
Ratio of Net Investment Income to Average Net Assets	4.32%	3.76%	3.30	%(f)
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(f),(h)

	2007
BOND & MORTGAGE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$10.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)

Total From Investment Operations	0.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)

Total Dividends and Distributions	(0.36)

Net Asset Value, End of Period	$10.50

Total Return(c)	1.92	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,445
Ratio of Expenses to Average Net Assets(e)	1.75	%(f)
Ratio of Net Investment Income to Average Net Assets	4.26	%(f)
Portfolio Turnover Rate	259.1%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(h)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

(i)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.03 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
Class A shares
Net Asset Value, Beginning of Period	$10.97	$10.85	$11.14	$11.14	$11.08
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.38 (a)	0.36	0.34	0.33	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.14	(0.29)	0.10	0.12

Total From Investment Operations	0.22	0.50	0.05	0.43	0.47
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.36)	(0.34)	(0.33)	(0.35)
Distributions from Realized Gains	—	(0.02)	—	(0.10)	(0.06)

Total Dividends and Distributions	(0.39)	(0.38)	(0.34)	(0.43)	(0.41)

Net Asset Value, End of Period	$10.80	$10.97	$10.85	$11.14	$11.14

Total Return(b)	2.14%	4.68%	0.52%	4.02%	4.29%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$51,347	$57,665	$65,667	$65,772	$75,231
Ratio of Expenses to Average Net Assets	0.88%	0.86%	0.87%	0.85%	0.77%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	0.86%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	0.91%	0.86%	0.87%	0.86%	0.86%
Ratio of Net Investment Income to Average Net Assets	3.53%	3.35%	3.11%	3.02%	3.15%
Portfolio Turnover Rate	32.0%	22.0%	27.0%	37.0%	65.0%

	2007	2006	2005	2004	2003
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
Class B shares
Net Asset Value, Beginning of Period	$10.97	$10.85	$11.14	$11.14	$11.08
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.30 (a)	0.28	0.26	0.25	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.14	(0.29)	0.10	0.12

Total From Investment Operations	0.14	0.42	(0.03)	0.35	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.28)	(0.26)	(0.25)	(0.27)
Distributions from Realized Gains	—	(0.02)	—	(0.10)	(0.06)

Total Dividends and Distributions	(0.31)	(0.30)	(0.26)	(0.35)	(0.33)

Net Asset Value, End of Period	$10.80	$10.97	$10.85	$11.14	$11.14

Total Return(b)	1.36%	3.89%	(0.24)%	3.24%	3.51%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,710	$45,440	$59,562	$71,502	$93,448
Ratio of Expenses to Average Net Assets	1.65%	1.62%	1.63%	1.61%	1.53%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	1.62%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1.68%	1.62%	1.63%	1.62%	1.62%
Ratio of Net Investment Income to Average Net Assets	2.76%	2.59%	2.35%	2.26%	2.39%
Portfolio Turnover Rate	32.0%	22.0%	27.0%	37.0%	65.0%

	2007	2006	2005	2004	2003
CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND
Class C shares
Net Asset Value, Beginning of Period	$10.96	$10.85	$11.14	$11.14	$11.08
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.30 (a)	0.28	0.26	0.25	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	0.13	(0.29)	0.10	0.12

Total From Investment Operations	0.15	0.41	(0.03)	0.35	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.28)	(0.26)	(0.25)	(0.27)
Distributions from Realized Gains	—	(0.02)	—	(0.10)	(0.06)

Total Dividends and Distributions	(0.31)	(0.30)	(0.26)	(0.35)	(0.33)

Net Asset Value, End of Period	$10.80	$10.96	$10.85	$11.14	$11.14

Total Return(b)	1.36%	3.89%	(0.24)%	3.24%	3.50%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,690	$6,129	$7,476	$8,763	$10,317
Ratio of Expenses to Average Net Assets	1.65%	1.62%	1.63%	1.61%	1.53%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	1.63%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	2.20%	1.62%	1.63%	1.62%	1.62%
Ratio of Net Investment Income to Average Net Assets	2.75%	2.59%	2.35%	2.26%	2.39%
Portfolio Turnover Rate	32.0%	22.0%	27.0%	37.0%	65.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes interest expense and fees paid through inverse floater agreements. See “Operating Policies” in notes to financial statements.

(d)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
CALIFORNIA MUNICIPAL FUND
Class A shares
Net Asset Value, Beginning of Period	$11.32	$11.24	$11.42	$11.22	$11.35
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.47 (a)	0.48	0.48	0.49	0.47
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	0.22	(0.15)	0.20	(0.06)

Total From Investment Operations	(0.04)	0.70	0.33	0.69	0.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.48)	(0.48)	(0.49)	(0.47)
Distributions from Realized Gains	(0.07)	(0.14)	(0.03)	—	(0.07)

Total Dividends and Distributions	(0.54)	(0.62)	(0.51)	(0.49)	(0.54)

Net Asset Value, End of Period	$10.74	$11.32	$11.24	$11.42	$11.22

Total Return(b)	(0.37)%	6.45%	2.90%	6.25%	3.69%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$273,618	$264,924	$241,879	$232,239	$252,511
Ratio of Expenses to Average Net Assets	1.18%	0.84%	0.84%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	0.82%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1.18%	0.84%	0.84%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets	4.30%	4.26%	4.19%	4.32%	4.14%
Portfolio Turnover Rate	63.7%	29.0%	26.0%	27.0%	34.0%

	2007	2006	2005	2004	2003
CALIFORNIA MUNICIPAL FUND
Class B shares
Net Asset Value, Beginning of Period	$11.32	$11.24	$11.42	$11.22	$11.35
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.39 (a)	0.39	0.39	0.40	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	0.22	(0.15)	0.20	(0.06)

Total From Investment Operations	(0.12)	0.61	0.24	0.60	0.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.39)	(0.39)	(0.40)	(0.38)
Distributions from Realized Gains	(0.07)	(0.14)	(0.03)	—	(0.07)

Total Dividends and Distributions	(0.46)	(0.53)	(0.42)	(0.40)	(0.45)

Net Asset Value, End of Period	$10.74	$11.32	$11.24	$11.42	$11.22

Total Return(b)	(1.12)%	5.66%	2.13%	5.47%	2.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$84,070	$132,364	$162,534	$195,930	$255,445
Ratio of Expenses to Average Net Assets	1.92%	1.58%	1.59%	1.59%	1.59%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	1.58%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1.92%	1.58%	1.59%	1.59%	1.59%
Ratio of Net Investment Income to Average Net Assets	3.53%	3.52%	3.44%	3.58%	3.40%
Portfolio Turnover Rate	63.7%	29.0%	26.0%	27.0%	34.0%

	2007	2006	2005	2004	2003
CALIFORNIA MUNICIPAL FUND
Class C shares
Net Asset Value, Beginning of Period	$11.32	$11.24	$11.42	$11.22	$11.35
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.39 (a)	0.39	0.39	0.40	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	0.22	(0.15)	0.20	(0.06)

Total From Investment Operations	(0.12)	0.61	0.24	0.60	0.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.39)	(0.39)	(0.40)	(0.38)
Distributions from Realized Gains	(0.07)	(0.14)	(0.03)	—	(0.07)

Total Dividends and Distributions	(0.46)	(0.53)	(0.42)	(0.40)	(0.45)

Net Asset Value, End of Period	$10.74	$11.32	$11.24	$11.42	$11.22

Total Return(b)	(1.14)%	5.65%	2.13%	5.46%	2.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,127	$4,413	$4,641	$5,275	$8,193
Ratio of Expenses to Average Net Assets	1.95%	1.59%	1.59%	1.60%	1.59%
Ratio of Expenses to Average Net Assets (Excluding Interest Expense and Fees)(c)	1.59%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	2.49%	1.59%	1.59%	1.60%	1.59%
Ratio of Net Investment Income to Average Net Assets	3.53%	3.52%	3.44%	3.57%	3.40%
Portfolio Turnover Rate	63.7%	29.0%	26.0%	27.0%	34.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes interest expense and fees paid through inverse floater agreements. See “Operating Policies” in notes to financial statements.

(d)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(a)
DISCIPLINED LARGECAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$16.07		$14.35	$14.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12		0.11	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.13		1.86	0.25

Total From Investment Operations	2.25		1.97	0.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.05)	—
Distributions from Realized Gains	(0.38)		(0.20)	—

Total Dividends and Distributions	(0.47)		(0.25)	—

Net Asset Value, End of Period	$17.85		$16.07	$14.35

Total Return(c)	14.31%		13.86%	1.92	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$690,007		$95,018	$88,400
Ratio of Expenses to Average Net Assets(e)	0.89%		1.20%	1.11	%(f)
Ratio of Net Investment Income to Average Net Assets	0.74%		0.70%	0.40	%(f)
Portfolio Turnover Rate	101.4	%(g)	92.4%	86.7	%(f),(h)

	2007		2006	2005(a)
DISCIPLINED LARGECAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$15.94		$14.32	$14.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.05)		(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.11		1.85	0.25

Total From Investment Operations	2.06		1.82	0.24
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.20)	—

Total Dividends and Distributions	(0.38)		(0.20)	—

Net Asset Value, End of Period	$17.62		$15.94	$14.32

Total Return(c)	13.14%		12.82%	1.70	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$61,799		$13,117	$14,390
Ratio of Expenses to Average Net Assets(e)	1.91%		2.14%	1.78	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.27)%		(0.22)%	(0.27	)%(f)
Portfolio Turnover Rate	101.4	%(g)	92.4%	86.7	%(f),(h)

	2007(i)
DISCIPLINED LARGECAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$16.26
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.48

Total From Investment Operations	1.45

Net Asset Value, End of Period	$17.71

Total Return(c)	8.92	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,480
Ratio of Expenses to Average Net Assets(e)	1.82	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.21	)%(f)
Portfolio Turnover Rate	101.4	%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth & Income Fund.

(h)	Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.

(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.09 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(a)
DIVERSIFIED INTERNATIONAL FUND
Class A shares
Net Asset Value, Beginning of Period	$14.33		$11.43	$10.35
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15		0.11	0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.26		3.28	1.07

Total From Investment Operations	4.41		3.39	1.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)		(0.03)	—
Distributions from Realized Gains	(1.27)		(0.46)	—

Total Dividends and Distributions	(1.41)		(0.49)	—

Net Asset Value, End of Period	$17.33		$14.33	$11.43

Total Return(c)	33.39%		30.57%	10.43	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$699,188		$366,675	$291,878
Ratio of Expenses to Average Net Assets(e)	1.30%		1.41%	1.38	%(f)
Ratio of Net Investment Income to Average Net Assets	0.99%		0.84%	0.13	%(f)
Portfolio Turnover Rate	111.3	%(g)	107.5%	202.7	%(f),(h)

	2007		2006	2005(a)
DIVERSIFIED INTERNATIONAL FUND
Class B shares
Net Asset Value, Beginning of Period	$14.26		$11.41	$10.35
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—		0.02	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	4.25		3.29	1.08

Total From Investment Operations	4.25		3.31	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)		—	—
Distributions from Realized Gains	(1.27)		(0.46)	—

Total Dividends and Distributions	(1.30)		(0.46)	—

Net Asset Value, End of Period	$17.21		$14.26	$11.41

Total Return(c)	32.17%		29.88%	10.24	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$74,783		$48,040	$43,285
Ratio of Expenses to Average Net Assets(e)	2.26%		2.10%	1.99	%(f)
Ratio of Net Investment Income to Average Net Assets	0.01%		0.14%	(0.48	)%(f)
Portfolio Turnover Rate	111.3	%(g)	107.5%	202.7	%(f),(h)

	2007(i)
DIVERSIFIED INTERNATIONAL FUND
Class C shares
Net Asset Value, Beginning of Period	$13.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	3.48

Total From Investment Operations	3.51

Net Asset Value, End of Period	$17.22

Total Return(c)	25.60	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,837
Ratio of Expenses to Average Net Assets(e)	2.08	%(f)
Ratio of Net Investment Income to Average Net Assets	0.24	%(f)
Portfolio Turnover Rate	111.3	%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d) Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.

(h)	Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

(i)	Period from January 17, 2007 date shares first offered, through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.05 per share from January 10, 2007 through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004	2003
EQUITY INCOME FUND I
Class A shares
Net Asset Value, Beginning of Period	$22.43		$20.07	$17.79	$15.46	$12.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.37		0.33	0.41	0.29	0.33
Net Realized and Unrealized Gain (Loss) on Investments	2.54		3.00	2.25	2.33	2.73

Total From Investment Operations	2.91		3.33	2.66	2.62	3.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)		(0.34)	(0.38)	(0.29)	(0.33)
Distributions from Realized Gains	(1.20)		(0.63)	—	—	—

Total Dividends and Distributions	(1.53)		(0.97)	(0.38)	(0.29)	(0.33)

Net Asset Value, End of Period	$23.81		$22.43	$20.07	$17.79	$15.46

Total Return(b)	13.59%		17.16%	15.06%	17.06%	24.43%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,894,426		$1,514,188	$887,828	$438,776	$268,489
Ratio of Expenses to Average Net Assets	0.84%		0.87%	0.90%	0.91%	0.95%
Ratio of Gross Expenses to Average Net Assets(c)	0.84%		0.87%	0.90%	0.91%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.60%		1.56%	2.13%	1.74%	2.43%
Portfolio Turnover Rate	85.6	%(d)	81.0%	32.0%	20.0%	18.0%

	2007		2006	2005	2004	2003
EQUITY INCOME FUND I
Class B shares
Net Asset Value, Beginning of Period	$22.26		$19.93	$17.67	$15.36	$12.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17		0.15	0.24	0.14	0.20
Net Realized and Unrealized Gain (Loss) on Investments	2.53		2.98	2.24	2.30	2.71

Total From Investment Operations	2.70		3.13	2.48	2.44	2.91
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)		(0.17)	(0.22)	(0.13)	(0.20)
Distributions from Realized Gains	(1.20)		(0.63)	—	—	—

Total Dividends and Distributions	(1.34)		(0.80)	(0.22)	(0.13)	(0.20)

Net Asset Value, End of Period	$23.62		$22.26	$19.93	$17.67	$15.36

Total Return(b)	12.68%		16.16%	14.07%	16.04%	23.19%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$391,824		$330,900	$226,390	$144,144	$103,888
Ratio of Expenses to Average Net Assets	1.68%		1.73%	1.78%	1.81%	1.89%
Ratio of Gross Expenses to Average Net Assets(c)	1.68%		1.73%	1.78%	1.81%	1.89%
Ratio of Net Investment Income to Average Net Assets	0.76%		0.70%	1.25%	0.84%	1.49%
Portfolio Turnover Rate	85.6	%(d)	81.0%	32.0%	20.0%	18.0%

	2007		2006	2005	2004	2003
EQUITY INCOME FUND I
Class C shares
Net Asset Value, Beginning of Period	$22.08		$19.79	$17.57	$15.29	$12.62
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.19		0.16	0.26	0.16	0.22
Net Realized and Unrealized Gain (Loss) on Investments	2.51		2.96	2.22	2.30	2.68

Total From Investment Operations	2.70		3.12	2.48	2.46	2.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.16)		(0.20)	(0.26)	(0.18)	(0.23)
Distributions from Realized Gains	(1.20)		(0.63)	—	—	—

Total Dividends and Distributions	(1.36)		(0.83)	(0.26)	(0.18)	(0.23)

Net Asset Value, End of Period	$23.42		$22.08	$19.79	$17.57	$15.29

Total Return(b)	12.72%		16.28%	14.16%	16.16%	23.29%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$299,675		$251,685	$128,523	$33,770	$5,973
Ratio of Expenses to Average Net Assets	1.61%		1.64%	1.68%	1.70%	1.78%
Ratio of Gross Expenses to Average Net Assets(c)	1.61%		1.64%	1.68%	1.70%	1.78%
Ratio of Net Investment Income to Average Net Assets	0.83%		0.79%	1.35%	0.95%	1.60%
Portfolio Turnover Rate	85.6	%(d)	81.0%	32.0%	20.0%	18.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Fund and WM Equity Income Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
GLOBAL REAL ESTATE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.07

Total From Investment Operations	0.08

Net Asset Value, End of Period	$10.08

Total Return(b)	0.80	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,139
Ratio of Expenses to Average Net Assets	1.45	%(d)
Ratio of Net Investment Income to Average Net Assets	1.31	%(d)
Portfolio Turnover Rate	86.7	%(d)

	2007(a)
GLOBAL REAL ESTATE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	—
Net Realized and Unrealized Gain (Loss) on Investments	0.07

Total From Investment Operations	0.07

Net Asset Value, End of Period	$10.07

Total Return(b)	0.70	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,546
Ratio of Expenses to Average Net Assets	2.20	%(d)
Ratio of Net Investment Income to Average Net Assets	0.50	%(d)
Portfolio Turnover Rate	86.7	%(d)

(a)	Period from October 1, 2007, date shares first offered, through October 31, 2007.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
GOVERNMENT & HIGH QUALITY BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$10.13	$10.11	$10.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.44	0.41	0.12
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.02	(0.25)

Total From Investment Operations	0.38	0.43	(0.13)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.41)	(0.14)

Total Dividends and Distributions	(0.45)	(0.41)	(0.14)

Net Asset Value, End of Period	$10.06	$10.13	$10.11

Total Return(c)	3.84%	4.38%	(1.28	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$194,295	$211,705	$244,381
Ratio of Expenses to Average Net Assets	0.88%	0.96%	0.81	%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(f)	N/A	0.85%	0.77	%(e)
Ratio of Net Investment Income to Average Net Assets	4.39%	4.03%	3.35	%(e)
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(e),(g)

	2007	2006	2005(a)
GOVERNMENT & HIGH QUALITY BOND FUND
Class B shares
Net Asset Value, Beginning of Period	$10.13	$10.11	$10.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.35	0.32	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.02	(0.26)

Total From Investment Operations	0.29	0.34	(0.17)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.32)	(0.10)

Total Dividends and Distributions	(0.36)	(0.32)	(0.10)

Net Asset Value, End of Period	$10.06	$10.13	$10.11

Total Return(c)	2.94%	3.48%	(1.62	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,667	$38,018	$47,116
Ratio of Expenses to Average Net Assets	1.78%	1.79%	1.74	%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(f)	N/A	1.68%	1.69	%(e)
Ratio of Net Investment Income to Average Net Assets	3.49%	3.19%	2.42	%(e)
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(e),(g)

	2007(h)
GOVERNMENT & HIGH QUALITY BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$10.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.04)

Total From Investment Operations	0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)

Total Dividends and Distributions	(0.30)

Net Asset Value, End of Period	$10.07

Total Return(c)	2.56	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,506
Ratio of Expenses to Average Net Assets(i)	1.65	%(e)
Ratio of Net Investment Income to Average Net Assets	3.63	%(e)
Portfolio Turnover Rate	261.5%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(g)	Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Income Fund, Inc.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.03 per share from January 10, 2007, through January 16, 2007.

(i)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
HIGH YIELD FUND II
Class A shares
Net Asset Value, Beginning of Period	$8.79	$8.23	$8.28	$7.88	$6.63
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.59 (a)	0.61	0.56	0.58	0.61 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.21	0.55	(0.03)	0.43	1.31

Total From Investment Operations	0.80	1.16	0.53	1.01	1.92
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.66)	(0.60)	(0.58)	(0.61)	(0.67)
Distributions from Realized Gains	(0.18)	—	—	—	—

Total Dividends and Distributions	(0.84)	(0.60)	(0.58)	(0.61)	(0.67)

Net Asset Value, End of Period	$8.75	$8.79	$8.23	$8.28	$7.88

Total Return(b)	9.63%	14.63%	6.56%	13.23%	30.13%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$809,318	$422,747	$111,164	$85,190	$48,618
Ratio of Expenses to Average Net Assets	0.85%	0.90%	0.92%	0.93%	0.97%
Ratio of Gross Expenses to Average Net Assets(c)	0.85%	0.90%	0.92%	0.93%	0.97%
Ratio of Net Investment Income to Average Net Assets	6.74%	7.31%	6.76%	7.11%	8.24%
Portfolio Turnover Rate	47.4%	85.0%	94.0%	82.0%	61.0%

	2007	2006	2005	2004	2003
HIGH YIELD FUND II
Class B shares
Net Asset Value, Beginning of Period	$8.83	$8.27	$8.32	$7.91	$6.66
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.52 (a)	0.55	0.50	0.52	0.56 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.22	0.55	(0.03)	0.44	1.31

Total From Investment Operations	0.74	1.10	0.47	0.96	1.87
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.59)	(0.54)	(0.52)	(0.55)	(0.62)
Distributions from Realized Gains	(0.18)	—	—	—	—

Total Dividends and Distributions	(0.77)	(0.54)	(0.52)	(0.55)	(0.62)

Net Asset Value, End of Period	$8.80	$8.83	$8.27	$8.32	$7.91

Total Return(b)	8.82%	13.72%	5.75%	12.50%	29.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$82,104	$83,143	$73,667	$80,036	$83,665
Ratio of Expenses to Average Net Assets	1.65%	1.66%	1.68%	1.69%	1.73%
Ratio of Gross Expenses to Average Net Assets(c)	1.68%	1.66%	1.68%	1.69%	1.73%
Ratio of Net Investment Income to Average Net Assets	5.95%	6.55%	6.00%	6.35%	7.48%
Portfolio Turnover Rate	47.4%	85.0%	94.0%	82.0%	61.0%

	2007	2006	2005	2004	2003
HIGH YIELD FUND II
Class C shares
Net Asset Value, Beginning of Period	$8.83	$8.27	$8.32	$7.91	$6.67
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.52 (a)	0.55	0.50	0.52	0.56 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.22	0.55	(0.03)	0.44	1.30

Total From Investment Operations	0.74	1.10	0.47	0.96	1.86
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.60)	(0.54)	(0.52)	(0.55)	(0.62)
Distributions from Realized Gains	(0.18)	—	—	—	—

Total Dividends and Distributions	(0.78)	(0.54)	(0.52)	(0.55)	(0.62)

Net Asset Value, End of Period	$8.79	$8.83	$8.27	$8.32	$7.91

Total Return(b)	8.76%	13.74%	5.77%	12.51%	29.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$139,417	$76,883	$38,475	$33,318	$24,540
Ratio of Expenses to Average Net Assets	1.63%	1.65%	1.66%	1.68%	1.71%
Ratio of Gross Expenses to Average Net Assets(c)	1.63%	1.65%	1.66%	1.68%	1.71%
Ratio of Net Investment Income to Average Net Assets	5.97%	6.56%	6.02%	6.36%	7.50%
Portfolio Turnover Rate	47.4%	85.0%	94.0%	82.0%	61.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
INCOME FUND
Class A shares
Net Asset Value, Beginning of Period	$9.09	$9.05	$9.46	$9.35	$9.02
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.46 (a)	0.48	0.45	0.46	0.51
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.05	(0.38)	0.15	0.38

Total From Investment Operations	0.40	0.53	0.07	0.61	0.89
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.49)	(0.48)	(0.50)	(0.56)

Total Dividends and Distributions	(0.50)	(0.49)	(0.48)	(0.50)	(0.56)

Net Asset Value, End of Period	$8.99	$9.09	$9.05	$9.46	$9.35

Total Return(b)	4.47%	6.02%	0.75%	6.68%	10.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$145,964	$143,590	$147,521	$147,695	$153,654
Ratio of Expenses to Average Net Assets	0.90%	0.89%	0.91%	0.92%	0.94%
Ratio of Gross Expenses to Average Net Assets(c)	0.90%	0.89%	0.91%	0.92%	0.94%
Ratio of Net Investment Income to Average Net Assets	5.13%	5.27%	4.83%	4.90%	5.42%
Portfolio Turnover Rate	15.2%	26.0%	20.0%	24.0%	33.0%

	2007	2006	2005	2004	2003
INCOME FUND
Class B shares
Net Asset Value, Beginning of Period	$9.12	$9.08	$9.49	$9.37	$9.04
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.40 (a)	0.41	0.38	0.39	0.44
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.05	(0.38)	0.16	0.38

Total From Investment Operations	0.33	0.46	—	0.55	0.82
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.42)	(0.41)	(0.43)	(0.49)

Total Dividends and Distributions	(0.43)	(0.42)	(0.41)	(0.43)	(0.49)

Net Asset Value, End of Period	$9.02	$9.12	$9.08	$9.49	$9.37

Total Return(b)	3.69%	5.23%	0.02%	6.03%	9.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$77,832	$99,751	$128,067	$152,065	$194,396
Ratio of Expenses to Average Net Assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of Gross Expenses to Average Net Assets(c)	1.66%	1.65%	1.65%	1.65%	1.65%
Ratio of Net Investment Income to Average Net Assets	4.38%	4.51%	4.09%	4.17%	4.71%
Portfolio Turnover Rate	15.2%	26.0%	20.0%	24.0%	33.0%

	2007	2006	2005	2004	2003
INCOME FUND
Class C shares
Net Asset Value, Beginning of Period	$9.12	$9.08	$9.49	$9.37	$9.04
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.40 (a)	0.41	0.38	0.39	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.05	(0.38)	0.16	0.38

Total From Investment Operations	0.33	0.46	—	0.55	0.83
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.42)	(0.41)	(0.43)	(0.50)

Total Dividends and Distributions	(0.43)	(0.42)	(0.41)	(0.43)	(0.50)

Net Asset Value, End of Period	$9.02	$9.12	$9.08	$9.49	$9.37

Total Return(b)	3.71%	5.23%	0.01%	6.02%	9.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,107	$10,412	$10,761	$11,580	$15,274
Ratio of Expenses to Average Net Assets	1.65%	1.64%	1.66%	1.65%	1.63%
Ratio of Gross Expenses to Average Net Assets(c)	1.84%	1.64%	1.66%	1.65%	1.63%
Ratio of Net Investment Income to Average Net Assets	4.37%	4.52%	4.08%	4.17%	4.73%
Portfolio Turnover Rate	15.2%	26.0%	20.0%	24.0%	33.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Class A shares
Net Asset Value, Beginning of Period	$9.67	$9.85	$10.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.41	0.54	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	(0.21)	(0.32)

Total From Investment Operations	0.27	0.33	(0.11)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.50)	(0.17)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.41)	(0.51)	(0.17)

Net Asset Value, End of Period	$9.53	$9.67	$9.85

Total Return(c)	2.88%	3.38%	(1.09	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,223	$3,851	$1,508
Ratio of Expenses to Average Net Assets(e)	0.90%	0.95%	1.10	%(f)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e),(g)	N/A	0.95%	1.10	%(f)
Ratio of Net Investment Income to Average Net Assets	4.34%	5.57%	6.26	%(f)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(f)

	2007(h)
INFLATION PROTECTION FUND
Class C shares
Net Asset Value, Beginning of Period	$9.49
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.07

Total From Investment Operations	0.37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)

Total Dividends and Distributions	(0.30)

Net Asset Value, End of Period	$9.56

Total Return(c)	4.00	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$838
Ratio of Expenses to Average Net Assets(e)	1.65	%(f)
Ratio of Net Investment Income to Average Net Assets	4.06	%(f)
Portfolio Turnover Rate	88.2%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized loss of $.05 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
INTERNATIONAL EMERGING MARKETS FUND
Class A shares
Net Asset Value, Beginning of Period	$24.63	$19.43	$17.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.25	0.14	0.06
Net Realized and Unrealized Gain (Loss) on Investments	16.45	7.04	2.05

Total From Investment Operations	16.70	7.18	2.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.05)	—
Distributions from Realized Gains	(1.75)	(1.93)	—

Total Dividends and Distributions	(1.83)	(1.98)	—

Net Asset Value, End of Period	$39.50	$24.63	$19.43

Total Return(c)	72.31%	39.48%	12.18	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$225,132	$83,566	$55,053
Ratio of Expenses to Average Net Assets	1.74%	1.98%	1.98	%(e)
Ratio of Net Investment Income to Average Net Assets	0.86%	0.63%	0.91	%(e)
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(e),(f)

	2007	2006	2005(a)
INTERNATIONAL EMERGING MARKETS FUND
Class B shares
Net Asset Value, Beginning of Period	$24.37	$19.34	$17.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—	(0.04)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	16.21	7.00	2.05

Total From Investment Operations	16.21	6.96	2.02
Less Dividends and Distributions:
Distributions from Realized Gains	(1.75)	(1.93)	—

Total Dividends and Distributions	(1.75)	(1.93)	—

Net Asset Value, End of Period	$38.83	$24.37	$19.34

Total Return(c)	70.81%	38.41%	11.66	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,457	$14,597	$9,520
Ratio of Expenses to Average Net Assets	2.62%	2.81%	3.38	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.01)%	(0.16)%	(0.48	)%(e)
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(e),(f)

	2007(g)
INTERNATIONAL EMERGING MARKETS FUND
Class C shares
Net Asset Value, Beginning of Period	$25.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	13.99

Total From Investment Operations	13.98

Redemption fees	0.01

Net Asset Value, End of Period	$39.30

Total Return(c)	55.43	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,276
Ratio of Expenses to Average Net Assets(h)	2.80	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.01	)%(e)
Portfolio Turnover Rate	141.6%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.75 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
INTERNATIONAL GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$15.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.54

Total From Investment Operations	0.53

Net Asset Value, End of Period	$15.53

Total Return(b)	3.53	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$375
Ratio of Expenses to Average Net Assets	1.60	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.47	)%(d)
Portfolio Turnover Rate	129.4	%(d)

	2007(a)
INTERNATIONAL GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$15.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.54

Total From Investment Operations	0.52

Net Asset Value, End of Period	$15.52

Total Return(b)	3.47	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22
Ratio of Expenses to Average Net Assets	2.35	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.36	)%(d)
Portfolio Turnover Rate	129.4	%(d)

(a)	Period from October 1, 2007, date shares first offered, through October 31, 2007.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(a)
LARGECAP GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$7.78		$7.09	$6.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.01)		—	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.30		0.69	0.31

Total From Investment Operations	2.29		0.69	0.30
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)		—	—
Distributions from Realized Gains	(0.10)		—	—

Total Dividends and Distributions	(0.11)		—	—

Net Asset Value, End of Period	$9.96		$7.78	$7.09

Total Return(c)	29.78%		9.73%	4.42	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$535,659		$280,969	$270,930
Ratio of Expenses to Average Net Assets(e)	1.19%		1.13%	1.01	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.09)%		0.06%	(0.24	)%(f)
Portfolio Turnover Rate	113.1	%(g)	93.5%	169.0	%(f),(h)

	2007		2006	2005(a)
LARGECAP GROWTH FUND
Class B shares
Net Asset Value, Beginning of Period	$7.69		$7.07	$6.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)		(0.06)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.26		0.68	0.30

Total From Investment Operations	2.17		0.62	0.28
Less Dividends and Distributions:
Distributions from Realized Gains	(0.10)		—	—

Total Dividends and Distributions	(0.10)		—	—

Net Asset Value, End of Period	$9.76		$7.69	$7.07

Total Return(c)	28.52%		8.77%	4.12	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$94,254		$28,890	$35,551
Ratio of Expenses to Average Net Assets(e)	2.12%		2.03%	1.73	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.06)%		(0.85)%	(0.96	)%(f)
Portfolio Turnover Rate	113.1	%(g)	93.5%	169.0	%(f),(h)

	2007(i)
LARGECAP GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$8.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.82

Total From Investment Operations	1.75

Net Asset Value, End of Period	$9.90

Total Return(c)	21.47	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,037
Ratio of Expenses to Average Net Assets(e)	2.03	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.06	)%(f)
Portfolio Turnover Rate	113.1	%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.

(h)	Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
LARGECAP S&P500 INDEX FUND
Class A shares
Net Asset Value, Beginning of Period	$9.86	$8.66	$8.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.12	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.22	0.04

Total From Investment Operations	1.35	1.34	0.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.10)	—
Distributions from Realized Gains	(0.03)	(0.04)	—

Total Dividends and Distributions	(0.15)	(0.14)	—

Net Asset Value, End of Period	$11.06	$9.86	$8.66

Total Return(c)	13.86%	15.54%	0.81	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$90,317	$78,995	$72,994
Ratio of Expenses to Average Net Assets	0.66%	0.67%	0.64	%(e)
Ratio of Net Investment Income to Average Net Assets	1.34%	1.31%	1.03	%(e)
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(e),(f)

	2007(g)
LARGECAP S&P500 INDEX FUND
Class C shares
Net Asset Value, Beginning of Period	$10.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.82

Total From Investment Operations	0.87

Net Asset Value, End of Period	$10.99

Total Return(c)	8.60	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,691
Ratio of Expenses to Average Net Assets(h)	1.30	%(e)
Ratio of Net Investment Income to Average Net Assets	0.56	%(e)
Portfolio Turnover Rate	5.6%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.12 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
LARGECAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$13.11	$11.34	$11.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.19	0.18	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.98	(0.02)

Total From Investment Operations	1.19	2.16	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.10)	—
Distributions from Realized Gains	(0.60)	(0.29)	—

Total Dividends and Distributions	(0.77)	(0.39)	—

Net Asset Value, End of Period	$13.53	$13.11	$11.34

Total Return(c)	9.47%	19.53%	0.27	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$298,926	$295,285	$281,278
Ratio of Expenses to Average Net Assets(e)	0.94%	0.90%	0.80	%(f)
Ratio of Net Investment Income to Average Net Assets	1.41%	1.50%	1.18	%(f)
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(f),(g)

	2007	2006	2005(a)
LARGECAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$13.00	$11.33	$11.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.06	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.01	1.96	(0.01)

Total From Investment Operations	1.05	2.02	0.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.06)	—
Distributions from Realized Gains	(0.60)	(0.29)	—

Total Dividends and Distributions	(0.63)	(0.35)	—

Net Asset Value, End of Period	$13.42	$13.00	$11.33

Total Return(c)	8.37%	18.18%	0.18	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$20,306	$23,025	$24,515
Ratio of Expenses to Average Net Assets	2.01%	1.88%	1.22	%(f)
Ratio of Net Investment Income to Average Net Assets	0.34%	0.52%	0.77	%(f)
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(f),(g)

	2007(h)
LARGECAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$12.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.59

Total From Investment Operations	0.64

Net Asset Value, End of Period	$13.44

Total Return(c)	5.00%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,043
Ratio of Expenses to Average Net Assets	1.70	%(f)
Ratio of Net Investment Income to Average Net Assets	0.44	%(f)
Portfolio Turnover Rate	100.3%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Computed on an annualized basis.

(G)	Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.13 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
MIDCAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$14.89	$13.78	$13.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.01	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.52	1.81	0.49

Total From Investment Operations	2.53	1.85	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.03)	—
Distributions from Realized Gains	(1.42)	(0.71)	—

Total Dividends and Distributions	(1.45)	(0.74)	—

Net Asset Value, End of Period	$15.97	$14.89	$13.78

Total Return(c)	18.27%	13.87%	3.77	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$596,568	$549,528	$517,870
Ratio of Expenses to Average Net Assets(e)	1.02%	1.02%	1.02	%(f)
Ratio of Net Investment Income to Average Net Assets	0.03%	0.28%	0.21	%(f)
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(f),(g)

	2007	2006	2005(a)
MIDCAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$14.86	$13.76	$13.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)	—	—
Net Realized and Unrealized Gain (Loss) on Investments	2.52	1.81	0.48

Total From Investment Operations	2.48	1.81	0.48
Less Dividends and Distributions:
Distributions from Realized Gains	(1.42)	(0.71)	—

Total Dividends and Distributions	(1.42)	(0.71)	—

Net Asset Value, End of Period	$15.92	$14.86	$13.76

Total Return(c)	17.93%	13.60%	3.61	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$69,393	$68,090	$71,900
Ratio of Expenses to Average Net Assets(e)	1.32%	1.32%	1.32	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.26)%	(0.02)%	(0.09	)%(f)
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(f),(g)

	2007(h)
MIDCAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$14.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	1.78

Total From Investment Operations	1.66

Net Asset Value, End of Period	$15.86

Total Return(c)	11.69	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,914
Ratio of Expenses to Average Net Assets(e)	1.95	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.98	)%(f)
Portfolio Turnover Rate	30.6%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MIDCAP STOCK FUND
Class A shares
Net Asset Value, Beginning of Period	$20.86	$19.23	$17.06	$15.34	$12.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.10	0.24	0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.62	3.02	2.56	1.75	2.94

Total From Investment Operations	0.77	3.12	2.80	1.77	2.95
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.26)	(0.03)	(0.01)	—
Distributions from Realized Gains	(0.97)	(1.23)	(0.60)	(0.04)	—

Total Dividends and Distributions	(1.08)	(1.49)	(0.63)	(0.05)	—

Net Asset Value, End of Period	$20.55	$20.86	$19.23	$17.06	$15.34

Total Return(b)	3.62%	17.12%	16.75%	11.57%	23.81%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$252,198	$215,201	$93,180	$59,491	$38,676
Ratio of Expenses to Average Net Assets	1.08%	1.09%	1.12%	1.14%	1.16%
Ratio of Gross Expenses to Average Net Assets(c)	1.08%	1.09%	1.12%	1.14%	1.16%
Ratio of Net Investment Income to Average Net Assets	0.70%	0.53%	1.32%	0.12%	0.07%
Portfolio Turnover Rate	25.8%	22.0%	28.0%	23.0%	28.0%

	2007	2006	2005	2004	2003
MIDCAP STOCK FUND
Class B shares
Net Asset Value, Beginning of Period	$19.66	$18.23	$16.33	$14.82	$12.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.09)	0.06	(0.14)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	0.59	2.85	2.44	1.69	2.86

Total From Investment Operations	0.54	2.76	2.50	1.55	2.73
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.10)	—	—	—
Distributions from Realized Gains	(0.97)	(1.23)	(0.60)	(0.04)	—

Total Dividends and Distributions	(0.97)	(1.33)	(0.60)	(0.04)	—

Net Asset Value, End of Period	$19.23	$19.66	$18.23	$16.33	$14.82

Total Return(b)	2.63%	15.95%	15.63%	10.54%	22.50%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,395	$30,663	$24,218	$19,958	$17,405
Ratio of Expenses to Average Net Assets	2.06%	2.07%	2.11%	2.12%	2.24%
Ratio of Gross Expenses to Average Net Assets(c)	2.10%	2.07%	2.11%	2.12%	2.24%
Ratio of Net Investment Income to Average Net Assets	(0.26)%	(0.45)%	0.33%	(0.86)%	(1.01)%
Portfolio Turnover Rate	25.8%	22.0%	28.0%	23.0%	28.0%

	2007	2006	2005	2004	2003
MIDCAP STOCK FUND
Class C shares
Net Asset Value, Beginning of Period	$19.66	$18.28	$16.36	$14.83	$12.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.06)	0.08	(0.13)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	0.59	2.85	2.44	1.70	2.85

Total From Investment Operations	0.56	2.79	2.52	1.57	2.73
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.18)	—	—	—
Distributions from Realized Gains	(0.97)	(1.23)	(0.60)	(0.04)	—

Total Dividends and Distributions	(0.97)	(1.41)	(0.60)	(0.04)	—

Net Asset Value, End of Period	$19.25	$19.66	$18.28	$16.36	$14.83

Total Return(b)	2.74%	16.09%	15.73%	10.60%	22.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,380	$8,051	$4,303	$1,769	$550
Ratio of Expenses to Average Net Assets	1.95%	1.95%	1.99%	2.04%	2.15%
Ratio of Gross Expenses to Average Net Assets(c)	2.18%	1.95%	1.99%	2.04%	2.15%
Ratio of Net Investment Income to Average Net Assets	(0.16)%	(0.33)%	0.45%	(0.79)%	(0.92)%
Portfolio Turnover Rate	25.8%	22.0%	28.0%	23.0%	28.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
MONEY MARKET FUND
Class A shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.05	0.04	0.01

Total From Investment Operations	0.05	0.04	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return(c)	5.02%	4.41%	1.02	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,953,474	$431,696	$344,589
Ratio of Expenses to Average Net Assets(e)	0.44%	0.54%	0.60	%(f)
Ratio of Net Investment Income to Average Net Assets	4.91%	4.35%	2.95	%(f)

	2007	2006	2005(a)
MONEY MARKET FUND
Class B shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.03	0.01

Total From Investment Operations	0.04	0.03	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	(0.01)

Total Dividends and Distributions	(0.04)	(0.03)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return(c)	4.04%	2.90%	0.59	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,265	$2,976	$3,099
Ratio of Expenses to Average Net Assets(e)	1.41%	1.98%	1.87	%(f)
Ratio of Net Investment Income to Average Net Assets	3.95%	2.90%	1.67	%(f)

	2007(g)
MONEY MARKET FUND
Class C shares
Net Asset Value, Beginning of Period	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03

Total From Investment Operations	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)

Total Dividends and Distributions	(0.03)

Net Asset Value, End of Period	$1.00

Total Return(c)	2.94	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,214
Ratio of Expenses to Average Net Assets(e)	1.70	%(f)
Ratio of Net Investment Income to Average Net Assets	3.67%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Period from January 16, 2007, date shares first offered, through October 31, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$10.54	$10.53	$10.88	$10.89	$11.19
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.47 (a)	0.44	0.41 (a)	0.40 (a)	0.40 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.01	0.04	(0.30)	0.05	(0.19)

Total From Investment Operations	0.48	0.48	0.11	0.45	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.48)	(0.47)	(0.46)	(0.46)	(0.51)

Total Dividends and Distributions	(0.48)	(0.47)	(0.46)	(0.46)	(0.51)

Net Asset Value, End of Period	$10.54	$10.54	$10.53	$10.88	$10.89

Total Return(b)	4.65%	4.74%	1.02%	4.26%	1.94%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$90,167	$98,110	$120,615	$134,896	$176,859
Ratio of Expenses to Average Net Assets	0.91%	0.91%	0.92%	0.93%	0.93%
Ratio of Gross Expenses to Average Net Assets(c)	0.93%	0.91%	0.92%	0.93%	0.93%
Ratio of Net Investment Income to Average Net Assets	4.45%	4.25%	3.84%	3.64%	3.59%
Portfolio Turnover Rate	13.6%	13.0%	34.0%	30.0%	62.0%

	2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period	$10.54	$10.52	$10.87	$10.88	$11.18
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.39 (a)	0.37	0.33 (a)	0.32 (a)	0.32 (a)
Net Realized and Unrealized Gain (Loss) on Investments	—	0.05	(0.30)	0.05	(0.19)

Total From Investment Operations	0.39	0.42	0.03	0.37	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.40)	(0.38)	(0.38)	(0.43)

Total Dividends and Distributions	(0.40)	(0.40)	(0.38)	(0.38)	(0.43)

Net Asset Value, End of Period	$10.53	$10.54	$10.52	$10.87	$10.88

Total Return(b)	3.78%	4.06%	0.28%	3.50%	1.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$58,227	$85,761	$122,147	$157,900	$251,153
Ratio of Expenses to Average Net Assets	1.66%	1.66%	1.65%	1.65%	1.66%
Ratio of Gross Expenses to Average Net Assets(c)	1.68%	1.66%	1.65%	1.65%	1.66%
Ratio of Net Investment Income to Average Net Assets	3.72%	3.50%	3.11%	2.92%	2.86%
Portfolio Turnover Rate	13.6%	13.0%	34.0%	30.0%	62.0%

	2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$10.53	$10.51	$10.86	$10.87	$11.18
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.39 (a)	0.37	0.33 (a)	0.32 (a)	0.32 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.01	0.05	(0.30)	0.05	(0.20)

Total From Investment Operations	0.40	0.42	0.03	0.37	0.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.40)	(0.38)	(0.38)	(0.43)

Total Dividends and Distributions	(0.41)	(0.40)	(0.38)	(0.38)	(0.43)

Net Asset Value, End of Period	$10.52	$10.53	$10.51	$10.86	$10.87

Total Return(b)	3.92%	4.00%	0.29%	3.53%	1.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,273	$7,964	$6,775	$6,279	$13,354
Ratio of Expenses to Average Net Assets	1.63%	1.63%	1.64%	1.64%	1.64%
Ratio of Gross Expenses to Average Net Assets(c)	1.93%	1.63%	1.64%	1.64%	1.64%
Ratio of Net Investment Income to Average Net Assets	3.74%	3.53%	3.12%	2.93%	2.88%
Portfolio Turnover Rate	13.6%	13.0%	34.0%	30.0%	62.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS LARGECAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$11.41	$10.35	$10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.05	—
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.47	0.05

Total From Investment Operations	1.65	1.52	0.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.02)	—
Distributions from Realized Gains	(0.57)	(0.44)	—

Total Dividends and Distributions	(0.61)	(0.46)	—

Net Asset Value, End of Period	$12.45	$11.41	$10.35

Total Return(c)	15.07%	15.08%	0.49	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$68,879	$59,400	$52,211
Ratio of Expenses to Average Net Assets	1.40%	1.40%	1.44	%(e)
Ratio of Net Investment Income to Average Net Assets	0.32%	0.45%	(0.01	)%(e)
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(e),(f)

	2007	2006	2005(a)
PARTNERS LARGECAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$11.33	$10.32	$10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.47	0.05

Total From Investment Operations	1.57	1.45	0.02
Less Dividends and Distributions:
Distributions from Realized Gains	(0.57)	(0.44)	—

Total Dividends and Distributions	(0.57)	(0.44)	—

Net Asset Value, End of Period	$12.33	$11.33	$10.32

Total Return(c)	14.37%	14.40%	0.19	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,824	$25,615	$22,978
Ratio of Expenses to Average Net Assets	2.09%	2.00%	2.15	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.37)%	(0.15)%	(0.71	)%(e)
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(e),(f)

	2007(g)
PARTNERS LARGECAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$11.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.07

Total From Investment Operations	1.01

Net Asset Value, End of Period	$12.38

Total Return(c)	8.88	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,182
Ratio of Expenses to Average Net Assets(h)	2.20	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.65	)%(e)
Portfolio Turnover Rate	53.2%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.15 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS LARGECAP BLEND FUND I
Class A shares
Net Asset Value, Beginning of Period	$9.46	$8.36	$8.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.06	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.05	1.10	0.15

Total From Investment Operations	1.12	1.16	0.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.03)	—
Distributions from Realized Gains	—	(0.03)	—

Total Dividends and Distributions	(0.01)	(0.06)	—

Net Asset Value, End of Period	$10.57	$9.46	$8.36

Total Return(c)	11.81%	13.97%	1.95	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$145,312	$138,832	$126,739
Ratio of Expenses to Average Net Assets	1.11%	1.11%	1.04	%(e)
Ratio of Net Investment Income to Average Net Assets	0.70%	0.69%	0.41	%(e)
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(e),(f)

	2007	2006	2005(a)
PARTNERS LARGECAP BLEND FUND I
Class B shares
Net Asset Value, Beginning of Period	$9.39	$8.35	$8.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.03)	(0.02)	—
Net Realized and Unrealized Gain (Loss) on Investments	1.03	1.09	0.15

Total From Investment Operations	1.00	1.07	0.15
Less Dividends and Distributions:
Distributions from Realized Gains	—	(0.03)	—

Total Dividends and Distributions	—	(0.03)	—

Net Asset Value, End of Period	$10.39	$9.39	$8.35

Total Return(c)	10.65%	12.87%	1.83	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,747	$17,761	$21,617
Ratio of Expenses to Average Net Assets	2.15%	2.05%	1.47	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.34)%	(0.24)%	(0.02	)%(e)
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(e),(f)

	2007(g)
PARTNERS LARGECAP BLEND FUND I
Class C shares
Net Asset Value, Beginning of Period	$9.84
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.70

Total From Investment Operations	0.68

Net Asset Value, End of Period	$10.52

Total Return(c)	6.91	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$970
Ratio of Expenses to Average Net Assets(h)	1.90	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.29	)%(e)
Portfolio Turnover Rate	106.2%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.10 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS LARGECAP GROWTH FUND I
Class A shares
Net Asset Value, Beginning of Period	$8.27	$8.08	$7.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.05)	(0.02)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.60	0.52	0.17

Total From Investment Operations	1.55	0.50	0.15
Less Dividends and Distributions:
Distributions from Realized Gains	(0.37)	(0.31)	—

Total Dividends and Distributions	(0.37)	(0.31)	—

Net Asset Value, End of Period	$9.45	$8.27	$8.08

Total Return(c)	19.42%	6.12%	1.89	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$55,689	$48,815	$48,782
Ratio of Expenses to Average Net Assets	1.59%	1.56%	1.47	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.57)%	(0.30)%	(0.86	)%(e)
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(e),(f)

	2007	2006	2005(a)
PARTNERS LARGECAP GROWTH FUND I
Class B shares
Net Asset Value, Beginning of Period	$8.18	$8.06	$7.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)	(0.09)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.56	0.52	0.18

Total From Investment Operations	1.44	0.43	0.13
Less Dividends and Distributions:
Distributions from Realized Gains	(0.37)	(0.31)	—

Total Dividends and Distributions	(0.37)	(0.31)	—

Net Asset Value, End of Period	$9.25	$8.18	$8.06

Total Return(c)	18.25%	5.24%	1.64	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,656	$13,696	$14,707
Ratio of Expenses to Average Net Assets	2.50%	2.39%	2.39	%(e)
Ratio of Net Investment Income to Average Net Assets	(1.46)%	(1.12)%	(1.79	)%(e)
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(e),(f)

	2007(g)
PARTNERS LARGECAP GROWTH FUND I
Class C shares
Net Asset Value, Beginning of Period	$8.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.05

Total From Investment Operations	0.95

Net Asset Value, End of Period	$9.50

Total Return(c)	11.11	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$652
Ratio of Expenses to Average Net Assets(h)	2.20	%(e)
Ratio of Net Investment Income to Average Net Assets	(1.44	)%(e)
Portfolio Turnover Rate	47.7%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(a)
PARTNERS LARGECAP GROWTH FUND II
Class A shares
Net Asset Value, Beginning of Period	$8.92		$8.15	$8.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.05)		(0.05)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.77		0.91	0.11

Total From Investment Operations	1.72		0.86	0.09
Less Dividends and Distributions:
Distributions from Realized Gains	(0.73)		(0.09)	—

Total Dividends and Distributions	(0.73)		(0.09)	—

Net Asset Value, End of Period	$9.91		$8.92	$8.15

Total Return(c)	20.74%		10.61%	1.12	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,235		$595	$141
Ratio of Expenses to Average Net Assets(e)	1.70%		1.70%	1.70	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.55)%		(0.58)%	(0.80	)%(f)
Portfolio Turnover Rate	138.3	%(g)	143.4%	95.2	%(f)

	2007(h)
PARTNERS LARGECAP GROWTH FUND II
Class C shares
Net Asset Value, Beginning of Period	$8.52
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.42

Total From Investment Operations	1.32

Net Asset Value, End of Period	$9.84

Total Return(c)	15.49	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$418
Ratio of Expenses to Average Net Assets(e)	2.45	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.38	)%(f)
Portfolio Turnover Rate	138.3	%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Partners LargeCap Growth Fund.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.27 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$15.58	$13.51	$13.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18	0.16	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.97	2.51	(0.10)

Total From Investment Operations	1.15	2.67	(0.08)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.09)	—
Distributions from Realized Gains	(0.71)	(0.51)	—

Total Dividends and Distributions	(0.85)	(0.60)	—

Net Asset Value, End of Period	$15.88	$15.58	$13.51

Total Return(c)	7.63%	20.40%	(0.59	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$69,156	$64,815	$53,806
Ratio of Expenses to Average Net Assets	1.41%	1.41%	1.49	%(e)
Ratio of Net Investment Income to Average Net Assets	1.17%	1.10%	0.47	%(e)
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(e),(f)

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$15.54	$13.47	$13.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06	0.07	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.96	2.51	(0.10)

Total From Investment Operations	1.02	2.58	(0.12)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	—	—
Distributions from Realized Gains	(0.71)	(0.51)	—

Total Dividends and Distributions	(0.75)	(0.51)	—

Net Asset Value, End of Period	$15.81	$15.54	$13.47

Total Return(c)	6.74%	19.67%	(0.88	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,269	$23,374	$20,509
Ratio of Expenses to Average Net Assets	2.18%	2.05%	2.28	%(e)
Ratio of Net Investment Income to Average Net Assets	0.40%	0.46%	(0.33)	%(e)
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(e),(f)

	2007(g)
PARTNERS LARGECAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$15.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.39

Total From Investment Operations	0.41

Net Asset Value, End of Period	$15.80

Total Return(c)	2.66	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,363
Ratio of Expenses to Average Net Assets(h)	2.25	%(e)
Ratio of Net Investment Income to Average Net Assets	0.13	%(e)
Portfolio Turnover Rate	29.2%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$9.46	$8.77	$8.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)	(0.09)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.93	0.85	0.41

Total From Investment Operations	2.81	0.76	0.37
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—

Total Dividends and Distributions	(0.28)	(0.07)	—

Net Asset Value, End of Period	$11.99	$9.46	$8.77

Total Return(c)	30.43%	8.64%	4.40	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$39,400	$27,926	$25,628
Ratio of Expenses to Average Net Assets(e)	1.75%	1.75%	1.75	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.17)%	(0.97)%	(1.40	)%(f)
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(f),(g)

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND
Class B shares
Net Asset Value, Beginning of Period	$9.36	$8.75	$8.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.20)	(0.16)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.90	0.84	0.41

Total From Investment Operations	2.70	0.68	0.35
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—

Total Dividends and Distributions	(0.28)	(0.07)	—

Net Asset Value, End of Period	$11.78	$9.36	$8.75

Total Return(c)	29.55%	7.74%	4.17	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,895	$10,516	$10,436
Ratio of Expenses to Average Net Assets(e)	2.50%	2.50%	2.50	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.91)%	(1.71)%	(2.14	)%(f)
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(f),(g)

	2007(h)
PARTNERS MIDCAP GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$9.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	2.37

Total From Investment Operations	2.20

Net Asset Value, End of Period	$11.99

Total Return(c)	22.47	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,070
Ratio of Expenses to Average Net Assets(e)	2.50	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.94	)%(f)
Portfolio Turnover Rate	144.9%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.17 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND I
Class A shares
Net Asset Value, Beginning of Period	$12.68	$11.87	$11.47
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)	(0.09)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.62	0.44

Total From Investment Operations	2.01	1.53	0.40
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—

Total Dividends and Distributions	(1.59)	(0.72)	—

Net Asset Value, End of Period	$13.10	$12.68	$11.87

Total Return(c)	17.32%	13.21%	3.49	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,573	$1,722	$365
Ratio of Expenses to Average Net Assets(e)	1.75%	1.75%	1.75	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.75)%	(0.76)%	(0.90	)%(f)
Portfolio Turnover Rate	120.6%	133.4%	84.5	%(f)

	2007(g)
PARTNERS MIDCAP GROWTH FUND I
Class C shares
Net Asset Value, Beginning of Period	$11.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.16)
Net Realized and Unrealized Gain (Loss) on Investments	1.49

Total From Investment Operations	1.33

Net Asset Value, End of Period	$13.02

Total Return(c)	11.38	%(d)
Ratio/Supplemental Data:

Net Assets, End of Period (in thousands)	$332
Ratio of Expenses to Average Net Assets(e)	2.50	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.58	)%(f)
Portfolio Turnover Rate	120.6%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS MIDCAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$15.93	$15.08	$14.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.01	(0.01)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.23	2.19	0.25

Total From Investment Operations	1.24	2.18	0.22
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	—

Total Dividends and Distributions	(1.29)	(1.33)	—

Net Asset Value, End of Period	$15.88	$15.93	$15.08

Total Return(c)	7.98%	15.13%	1.48	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,310	$9,266	$2,196
Ratio of Expenses to Average Net Assets(e)	1.72%	1.75%	1.75	%(f)
Ratio of Net Investment Income to Average Net Assets	0.09%	(0.05)%	(0.62	)%(f)
Portfolio Turnover Rate	147.3%	151.4%	87.9	%(f)

	2007	2006	2005(a)
PARTNERS MIDCAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$15.89	$15.05	$14.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.11)	(0.12)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.29	0.26
Total From Investment Operations	1.11	2.17	0.19
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	—

Total Dividends and Distributions	(1.29)	(1.33)	—

Net Asset Value, End of Period	$15.71	$15.89	$15.05

Total Return(c)	7.12%	15.11%	1.28	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,087	$1,324	$427
Ratio of Expenses to Average Net Assets (e)	2.50%	2.50%	2.50	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.70)%	(0.80)%	(1.29	)%(f)
Portfolio Turnover Rate	147.3%	151.4%	87.9	%(f)

	2007 (g)
PARTNERS MIDCAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$15.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.61

Total From Investment Operations	0.51

Net Asset Value, End of Period	$15.79

Total Return(c)	3.34	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,307
Ratio of Expenses to Average Net Assets (e)	2.50	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.79	)%(f)
Portfolio Turnover Rate	147.3%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005 (a)
PARTNERS SMALLCAP GROWTH FUND II
Class A shares
Net Asset Value, Beginning of Period	$9.42	$8.85	$8.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.14)	(0.15)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	1.20	0.18

Total From Investment Operations	1.44	1.05	0.13
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	—

Total Dividends and Distributions	(0.70)	(0.48)	—

Net Asset Value, End of Period	$10.16	$9.42	$8.85

Total Return(c)	16.21%	12.12%	1.49	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,434	$16,263	$13,137
Ratio of Expenses to Average Net Assets(e)	1.95%	1.95%	1.95	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.50)%	(1.57)%	(1.68	)%(f)
Portfolio Turnover Rate	62.9%	80.7%	53.4	% (f),(g)

	2007	2006	2005 (a)
PARTNERS SMALLCAP GROWTH FUND II
Class B shares
Net Asset Value, Beginning of Period	$9.33	$8.83	$8.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.21)	(0.21)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.55	1.19	0.19

Total From Investment Operations	1.34	0.98	0.11
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	—

Total Dividends and Distributions	(0.70)	(0.48)	—

Net Asset Value, End of Period	$9.97	$9.33	$8.83

Total Return(c)	15.24%	11.31%	1.26	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,842	$7,413	$6,720
Ratio of Expenses to Average Net Assets(e)	2.70%	2.70%	2.70	%(f)
Ratio of Net Investment Income to Average Net Assets	(2.24)%	(2.32)%	(2.43	)%(f)
Portfolio Turnover Rate	62.9%	80.7%	53.4	% (f),(g)

	2007 (h)
PARTNERS SMALLCAP GROWTH FUND II
Class C shares
Net Asset Value, Beginning of Period	$9.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	1.23

Total From Investment Operations	1.06

Net Asset Value, End of Period	$10.10

Total Return(c)	11.73	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$502
Ratio of Expenses to Average Net Assets(e)	2.70	%(f)
Ratio of Net Investment Income to Average Net Assets	(2.28	)%(f)
Portfolio Turnover Rate	62.9%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

(h)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.19 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005 (a)
PREFERRED SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$10.76	$10.60	$10.94
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.59	0.57	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.09	(0.26)

Total From Investment Operations	(0.04)	0.66	(0.07)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.61)	(0.50)	(0.27)

Total Dividends and Distributions	(0.61)	(0.50)	(0.27)

Net Asset Value, End of Period	$10.11	$10.76	$10.60

Total Return(c)	(0.45)%	6.44%	(0.66	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$81,441	$7,105	$2,174
Ratio of Expenses to Average Net Assets(e)	1.00%	1.08%	1.35	%(f)
Ratio of Net Investment Income to Average Net Assets	5.65%	5.42%	5.07	%(f)
Portfolio Turnover Rate	33.9%	22.4%	17.8	%(f)

	2007 (g)
PREFERRED SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$10.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.68)

Total From Investment Operations	(0.29)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)

Total Dividends and Distributions	(0.39)

Net Asset Value, End of Period	$10.11

Total Return(c)	(2.72	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$21,750
Ratio of Expenses to Average Net Assets(e)	1.75	%(f)
Ratio of Net Investment Income to Average Net Assets	4.85	%(f)
Portfolio Turnover Rate	33.9%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 per share of net investment income and incurred a net realized and unrealized loss of $.02 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005 (a)
PRINCIPAL LIFETIME 2010 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.28	$12.11	$12.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.37	0.32	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.08	0.02

Total From Investment Operations	1.37	1.40	0.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.35)	(0.15)	—
Distributions from Realized Gains	(0.07)	(0.08)	—

Total Dividends and Distributions	(0.42)	(0.23)	—

Net Asset Value, End of Period	$14.23	$13.28	$12.11

Total Return(c)	10.62%	11.78%	0.58	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,273	$17,464	$3,070
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.62%	1.30	%(g)
Ratio of Net Investment Income to Average Net Assets	2.69%	2.53%	1.27	%(g)
Portfolio Turnover Rate	14.7%	16.6%	10.2	%(g)

	2007(h)
PRINCIPAL LIFETIME 2010 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.75

Total From Investment Operations	0.90

Net Asset Value, End of Period	$14.15

Total Return(c)	6.79	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,492
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	1.39	%(g)
Portfolio Turnover Rate	14.7%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Does not include expenses of the investment companies in which the Fund invests.

(G)	Computed on an annualized basis.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.12 per share from January 10, 2007 through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2020 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.75	$12.28	$12.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.31	0.25	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.54	1.48	0.12

Total From Investment Operations	1.85	1.73	0.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.35)	(0.16)	—
Distributions from Realized Gains	(0.09)	(0.10)	—

Total Dividends and Distributions	(0.44)	(0.26)	—

Net Asset Value, End of Period	$15.16	$13.75	$12.28

Total Return(c)	13.75%	14.34%	1.24	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$52,923	$23,723	$3,655
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.61%	1.40	%(g)
Ratio of Net Investment Income to Average Net Assets	2.17%	1.91%	0.75	%(g)
Portfolio Turnover Rate	15.1%	7.4%	5.5	%(g)

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2020 FUND
Class B shares
Net Asset Value, Beginning of Period	$13.72	$12.24	$12.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.21	0.14	—
Net Realized and Unrealized Gain (Loss) on Investments	1.52	1.50	0.11

Total From Investment Operations	1.73	1.64	0.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.06)	—
Distributions from Realized Gains	(0.09)	(0.10)	—

Total Dividends and Distributions	(0.33)	(0.16)	—

Net Asset Value, End of Period	$15.12	$13.72	$12.24

Total Return(c)	12.80%	13.57%	0.91	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,033	$5,682	$979
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.40%	2.15	%(g)
Ratio of Net Investment Income to Average Net Assets	1.50%	1.11%	(0.04	)%(g)
Portfolio Turnover Rate	15.1%	7.4%	5.5	%(g)

	2007(h)
PRINCIPAL LIFETIME 2020 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.18

Total From Investment Operations	1.24

Net Asset Value, End of Period	$15.07

Total Return(c)	8.97	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,038
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	0.51	%(g)
Portfolio Turnover Rate	15.1%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Does not include expenses of the investment companies in which the Fund invests.

(G)	Computed on an annualized basis.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.16 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2030 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.64	$12.07	$11.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.26	0.18	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.66	0.18

Total From Investment Operations	2.07	1.84	0.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.15)	—
Distributions from Realized Gains	(0.10)	(0.12)	—

Total Dividends and Distributions	(0.41)	(0.27)	—

Net Asset Value, End of Period	$15.30	$13.64	$12.07

Total Return(c)	15.55%	15.46%	1.60	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$39,873	$17,509	$2,564
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.64%	1.40	%(g)
Ratio of Net Investment Income to Average Net Assets	1.81%	1.39%	0.14	%(g)
Portfolio Turnover Rate	15.5%	9.4%	4.8	%(g)

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2030 FUND
Class B shares
Net Asset Value, Beginning of Period	$13.60	$12.04	$11.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15	0.09	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.84	1.65	0.19

Total From Investment Operations	1.99	1.74	0.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.06)	—
Distributions from Realized Gains	(0.10)	(0.12)	—

Total Dividends and Distributions	(0.31)	(0.18)	—

Net Asset Value, End of Period	$15.28	$13.60	$12.04

Total Return(c)	14.86%	14.55%	1.35	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,058	$4,175	$789
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.40%	2.15	%(g)
Ratio of Net Investment Income to Average Net Assets	1.08%	0.72%	(0.68	)%(g)
Portfolio Turnover Rate	15.5%	9.4%	4.8	%(g)

	2007(h)
PRINCIPAL LIFETIME 2030 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.46

Total From Investment Operations	1.45

Net Asset Value, End of Period	$15.22

Total Return(c)	10.53	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,651
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	(0.06	)%(g)
Portfolio Turnover Rate	15.5%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Does not include expenses of the investment companies in which the Fund invests.

(G)	Computed on an annualized basis.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.18 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2040 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.68	$12.18	$11.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.22	0.14	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	1.76	0.24

Total From Investment Operations	2.29	1.90	0.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.29)	—
Distributions from Realized Gains	(0.10)	(0.11)	—

Total Dividends and Distributions	(0.40)	(0.40)	—

Net Asset Value, End of Period	$15.57	$13.68	$12.18

Total Return(c)	17.09%	15.93%	1.84	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,434	$9,356	$1,433
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.64%	1.40	%(g)
Ratio of Net Investment Income to Average Net Assets	1.49%	1.08%	(0.38	)%(g)
Portfolio Turnover Rate	16.5%	13.1%	7.1	%(g)

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2040 FUND
Class B shares
Net Asset Value, Beginning of Period	$13.55	$12.16	$11.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12	0.05	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	1.74	0.25

Total From Investment Operations	2.16	1.79	0.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.29)	—
Distributions from Realized Gains	(0.10)	(0.11)	—

Total Dividends and Distributions	(0.29)	(0.40)	—

Net Asset Value, End of Period	$15.42	$13.55	$12.16

Total Return(c)	16.22%	15.03%	1.67	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,161	$3,090	$621
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.40%	2.15	%(g)
Ratio of Net Investment Income to Average Net Assets	0.86%	0.38%	(1.17	)%(g)
Portfolio Turnover Rate	16.5%	13.1%	7.1	%(g)

	2007(h)
PRINCIPAL LIFETIME 2040 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.86
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.69

Total From Investment Operations	1.63

Net Asset Value, End of Period	$15.49

Total Return(c)	11.76	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,162
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	(0.50	)%(g)
Portfolio Turnover Rate	16.5%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Does not include expenses of the investment companies in which the Fund invests.

(G)	Computed on an annualized basis.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.19 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME 2050 FUND
Class A shares
Net Asset Value, Beginning of Period	$13.41	$11.74	$11.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.19	0.09	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.80	0.30

Total From Investment Operations	2.32	1.89	0.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.26)	(0.11)	—
Distributions from Realized Gains	(0.11)	(0.11)	—

Total Dividends and Distributions	(0.37)	(0.22)	—

Net Asset Value, End of Period	$15.36	$13.41	$11.74

Total Return(c)	17.71%	16.30%	2.26	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,930	$5,685	$553
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.64%	1.50	%(g)
Ratio of Net Investment Income to Average Net Assets	1.32%	0.67%	(0.93	)%(g)
Portfolio Turnover Rate	21.2%	15.9%	7.5	%(g)

	2007	2006(h)
PRINCIPAL LIFETIME 2050 FUND
Class B shares
Net Asset Value, Beginning of Period	$13.30	$12.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.02	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.18	0.71

Total From Investment Operations	2.20	0.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	—
Distributions from Realized Gains	(0.11)	—

Total Dividends and Distributions	(0.29)	—

Net Asset Value, End of Period	$15.21	$13.30

Total Return(c)	16.80%	5.22	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,106	$451
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	0.15%	(0.63	)%(g)
Portfolio Turnover Rate	21.2%	15.9	%(g)

	2007(i)
PRINCIPAL LIFETIME 2050 FUND
Class C shares
Net Asset Value, Beginning of Period	$13.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.72

Total From Investment Operations	1.64

Net Asset Value, End of Period	$15.28

Total Return(c)	12.02	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,560
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	(0.66	)%(g)
Portfolio Turnover Rate	21.2%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Does not include expenses of the investment companies in which the Fund invests.

(G)	Computed on an annualized basis.

(H)	Period from March 15, 2006, date shares first offered, through October 31, 2006.

(I)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class A shares
Net Asset Value, Beginning of Period	$12.74	$11.98	$11.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.51	0.40	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.15	0.68	(0.06)

Total From Investment Operations	0.66	1.08	0.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.20)	—
Distributions from Realized Gains	(0.06)	(0.12)	—

Total Dividends and Distributions	(0.45)	(0.32)	—

Net Asset Value, End of Period	$12.95	$12.74	$11.98

Total Return(c)	5.30%	9.16%	0.17	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,668	$6,635	$1,832
Ratio of Expenses to Average Net Assets(e),(f)	0.50%	0.65%	1.30	%(g)
Ratio of Net Investment Income to Average Net Assets	3.98%	3.24%	1.90	%(g)
Portfolio Turnover Rate	25.3%	48.9%	43.8	%(g)

	2007	2006(h)
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class B shares
Net Asset Value, Beginning of Period	$12.63	$12.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.40	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.28

Total From Investment Operations	0.56	0.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	—
Distributions from Realized Gains	(0.06)	—

Total Dividends and Distributions	(0.37)	—

Net Asset Value, End of Period	$12.82	$12.63

Total Return(c)	4.51%	4.21	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$758	$114
Ratio of Expenses to Average Net Assets(e),(f)	1.25%	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	3.18%	3.00	%(g)
Portfolio Turnover Rate	25.3%	48.9	%(g)

	2007(i)
PRINCIPAL LIFETIME STRATEGIC INCOME FUND Class C shares
Class C shares
Net Asset Value, Beginning of Period	$12.53
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.33
Net Realized and Unrealized Gain (Loss) on Investments	—

Total From Investment Operations	0.33

Redemption fees	0.01

Net Asset Value, End of Period	$12.87

Total Return(c)	2.71	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,577
Ratio of Expenses to Average Net Assets(e),(f)	1.25	%(g)
Ratio of Net Investment Income to Average Net Assets	3.27	%(g)
Portfolio Turnover Rate	25.3%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Reflects Manager’s contractual expense limit.

(F)	Does not include expenses of the investment companies in which the Fund invests.

(G)	Computed on an annualized basis.

(H)	Period from March 15, 2006, date shares first offered, through October 31, 2006.

(I)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.05 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(a)
REAL ESTATE SECURITIES FUND
Class A shares
Net Asset Value, Beginning of Period	$27.56		$20.43	$20.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.19		0.14	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)		7.80	0.35

Total From Investment Operations	(0.41)		7.94	0.44
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)		(0.19)	(0.13)
Distributions from Realized Gains	(2.07)		(0.62)	—

Total Dividends and Distributions	(2.18)		(0.81)	(0.13)

Net Asset Value, End of Period	$24.97		$27.56	$20.43

Total Return(c)	(1.92)%		40.07%	2.20	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$124,434		$125,408	$80,894
Ratio of Expenses to Average Net Assets(e)	1.29%		1.43%	1.49	%(f)
Ratio of Net Investment Income to Average Net Assets	0.75%		0.61%	1.29	%(f)
Portfolio Turnover Rate	77.8	%(g)	37.8%	26.7	%(f),(i)

	2007		2006	2005(a)
REAL ESTATE SECURITIES FUND
Class B shares
Net Asset Value, Beginning of Period	$27.56		$20.44	$20.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.02)		0.02	0.03
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)		7.80	0.35

Total From Investment Operations	(0.62)		7.82	0.38
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)		(0.08)	(0.06)
Distributions from Realized Gains	(2.07)		(0.62)	—

Total Dividends and Distributions	(2.11)		(0.70)	(0.06)

Net Asset Value, End of Period	$24.83		$27.56	$20.44

Total Return(c)	(2.74)%		39.33%	1.90	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$31,026		$29,044	$22,712
Ratio of Expenses to Average Net Assets(e)	2.07%		1.95%	2.38	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.06)%		0.10%	0.39	%(f)
Portfolio Turnover Rate	77.8	%(g)	37.8%	26.7	%(f),(h)

	2007(i)
REAL ESTATE SECURITIES FUND
Class C shares
Net Asset Value, Beginning of Period	$27.41
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(2.44)

Total From Investment Operations	(2.52)

Net Asset Value, End of Period	$24.89

Total Return(c)	(9.19	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,976
Ratio of Expenses to Average Net Assets(e)	1.99	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.37	)%(f)
Portfolio Turnover Rate	77.8	%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM REIT Fund.

(h)	Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.89 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM BALANCED PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$14.51	$13.32	$12.64	$11.85	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.37 (a)	0.28	0.23	0.20	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.70	1.20	0.68	0.79	1.62

Total From Investment Operations	2.07	1.48	0.91	0.99	1.84
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.32)	(0.29)	(0.23)	(0.20)	(0.23)
Distributions from Realized Gains	(0.08)	—	—	—	—

Total Dividends and Distributions	(0.40)	(0.29)	(0.23)	(0.20)	(0.23)

Net Asset Value, End of Period	$16.18	$14.51	$13.32	$12.64	$11.85

Total Return(b)	14.48%	11.26%	7.20%	8.51%	18.07%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,594,033	$2,389,102	$2,125,167	$1,524,988	$792,423
Ratio of Expenses to Average Net Assets(c)	0.64%	0.66%	0.94%	0.98%	1.02%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.64%	0.66%	0.94%	0.98%	1.02%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.01%	1.69%	1.56%	2.03%
Portfolio Turnover Rate	14.6%	10.0%	0.0%	2.0%	5.0%

	2007	2006	2005	2004	2003
SAM BALANCED PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$14.47	$13.28	$12.61	$11.82	$10.22
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.26 (a)	0.17	0.12	0.10	0.14

Net Realized and Unrealized Gain (Loss) on Investments	1.69	1.21	0.67	0.79	1.61
Total From Investment Operations	1.95	1.38	0.79	0.89	1.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.20)	(0.19)	(0.12)	(0.10)	(0.15)
Distributions from Realized Gains	(0.08)	—	—	—	—

Total Dividends and Distributions	(0.28)	(0.19)	(0.12)	(0.10)	(0.15)

Net Asset Value, End of Period	$16.14	$14.47	$13.28	$12.61	$11.82

Total Return(b)	13.64%	10.44%	6.32%	7.59%	17.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,377,682	$1,414,695	$1,419,870	$1,354,528	$1,074,925
Ratio of Expenses to Average Net Assets(c)	1.40%	1.43%	1.72%	1.75%	1.78%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.40%	1.43%	1.72%	1.75%	1.78%
Ratio of Net Investment Income to Average Net Assets	1.69%	1.24%	0.91%	0.79%	1.27%
Portfolio Turnover Rate	14.6%	10.0%	0.0%	2.0%	5.0%

	2007	2006	2005	2004	2003
SAM BALANCED PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$14.40	$13.22	$12.55	$11.78	$10.20
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.25 (a)	0.17	0.13	0.10	0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.69	1.20	0.67	0.78	1.60

Total From Investment Operations	1.94	1.37	0.80	0.88	1.74
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.19)	(0.13)	(0.11)	(0.16)
Distributions from Realized Gains	(0.08)	—	—	—	—

Total Dividends and Distributions	(0.29)	(0.19)	(0.13)	(0.11)	(0.16)

Net Asset Value, End of Period	$16.05	$14.40	$13.22	$12.55	$11.78

Total Return(b)	13.59%	10.47%	6.41%	7.64%	17.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$966,785	$883,759	$734,801	$482,799	$234,076
Ratio of Expenses to Average Net Assets(c)	1.40%	1.41%	1.70%	1.74%	1.76%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.40%	1.41%	1.70%	1.74%	1.76%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.26%	0.93%	0.80%	1.29%
Portfolio Turnover Rate	14.6%	10.0%	0.0%	2.0%	5.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Does not include expenses of the investment companies in which the Portfolio invests.

(D)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM CONSERVATIVE BALANCED PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$11.12	$10.49	$10.27	$9.81	$8.83
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.36 (a)	0.31	0.26 (a)	0.24	0.28 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.86	0.65	0.23	0.47	0.97

Total From Investment Operations	1.22	0.96	0.49	0.71	1.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.31)	(0.26)	(0.25)	(0.27)
Distributions from Realized Gains	(0.08)	(0.02)	(0.01)	—	—

Total Dividends and Distributions	(0.41)	(0.33)	(0.27)	(0.25)	(0.27)

Net Asset Value, End of Period	$11.93	$11.12	$10.49	$10.27	$9.81

Total Return(b)	11.17%	9.31%	4.82%	7.29%	14.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$317,494	$309,946	$291,796	$207,816	$94,005
Ratio of Expenses to Average Net Assets(c)	0.66%	0.68%	1.00%	1.04%	1.05%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.66%	0.68%	1.00%	1.04%	1.09%
Ratio of Net Investment Income to Average Net Assets	3.18%	2.89%	2.47%	2.42%	2.99%
Portfolio Turnover Rate	12.7%	13.0%	2.0%	2.0%	4.0%

	2007	2006	2005	2004	2003
SAM CONSERVATIVE BALANCED PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$11.10	$10.47	$10.25	$9.79	$8.82
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.28 (a)	0.23	0.18 (a)	0.17	0.21 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.85	0.65	0.23	0.46	0.96

Total From Investment Operations	1.13	0.88	0.41	0.63	1.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.23)	(0.18)	(0.17)	(0.20)
Distributions from Realized Gains	(0.08)	(0.02)	(0.01)	—	—

Total Dividends and Distributions	(0.32)	(0.25)	(0.19)	(0.17)	(0.20)

Net Asset Value, End of Period	$11.91	$11.10	$10.47	$10.25	$9.79

Total Return(b)	10.33%	8.50%	4.02%	6.47%	13.46%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$159,229	$166,857	$169,869	$161,623	$116,742
Ratio of Expenses to Average Net Assets(c)	1.43%	1.45%	1.78%	1.81%	1.82%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.43%	1.45%	1.78%	1.81%	1.86%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.12%	1.69%	1.65%	2.22%
Portfolio Turnover Rate	12.7%	13.0%	2.0%	2.0%	4.0%

	2007	2006	2005	2004	2003
SAM CONSERVATIVE BALANCED PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$11.06	$10.43	$10.22	$9.76	$8.80
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.27 (a)	0.23	0.18 (a)	0.16	0.21 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.85	0.65	0.22	0.48	0.97

Total From Investment Operations	1.12	0.88	0.40	0.64	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.23)	(0.18)	(0.18)	(0.22)
Distributions from Realized Gains	(0.08)	(0.02)	(0.01)	—	—

Total Dividends and Distributions	(0.32)	(0.25)	(0.19)	(0.18)	(0.22)

Net Asset Value, End of Period	$11.86	$11.06	$10.43	$10.22	$9.76

Total Return(b)	10.31%	8.57%	4.00%	6.55%	13.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$181,365	$170,789	$152,208	$97,315	$51,284
Ratio of Expenses to Average Net Assets(c)	1.41%	1.43%	1.76%	1.79%	1.80%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.41%	1.43%	1.76%	1.79%	1.84%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.14%	1.71%	1.67%	2.24%
Portfolio Turnover Rate	12.7%	13.0%	2.0%	2.0%	4.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Does not include expenses of the investment companies in which the Portfolio invests.

(D)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM CONSERVATIVE GROWTH PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$16.44	$14.67	$13.56	$12.47	$10.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.29	0.18	0.13	0.10	0.14
Net Realized and Unrealized Gain (Loss) on Investments	2.52	1.73	1.11	1.06	2.14

Total From Investment Operations	2.81	1.91	1.24	1.16	2.28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.14)	(0.13)	(0.07)	(0.14)
Distributions from Realized Gains	—	—	—	—	(0.04)

Total Dividends and Distributions	(0.21)	(0.14)	(0.13)	(0.07)	(0.18)

Net Asset Value, End of Period	$19.04	$16.44	$14.67	$13.56	$12.47

Total Return(b)	17.26%	13.07%	9.19%	9.44%	22.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,002,371	$1,822,661	$1,561,310	$1,157,038	$615,501
Ratio of Expenses to Average Net Assets(c)	0.65%	0.67%	0.97%	1.01%	1.05%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.65%	0.67%	0.97%	1.01%	1.05%
Ratio of Net Investment Income to Average Net Assets	1.68%	1.16%	0.89%	0.74%	1.24%
Portfolio Turnover Rate	16.2%	11.0%	1.0%	5.0%	7.0%

	2007	2006	2005	2004	2003
SAM CONSERVATIVE GROWTH PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$15.86	$14.25	$13.17	$12.18	$10.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16	0.06	0.02	—	0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.42	1.67	1.09	1.04	2.09

Total From Investment Operations	2.58	1.73	1.11	1.04	2.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.12)	(0.03)	(0.05)	(0.06)
Distributions from Realized Gains	—	—	—	—	(0.04)

Total Dividends and Distributions	(0.08)	(0.12)	(0.03)	(0.05)	(0.10)

Net Asset Value, End of Period	$18.36	$15.86	$14.25	$13.17	$12.18

Total Return(b)	16.35%	12.19%	8.42%	8.53%	21.24%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,089,177	$1,093,660	$1,059,655	$1,001,081	$827,312
Ratio of Expenses to Average Net Assets(c)	1.41%	1.44%	1.75%	1.78%	1.81%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.41%	1.44%	1.75%	1.78%	1.81%
Ratio of Net Investment Income to Average Net Assets	0.96%	0.39%	0.11%	(0.03)%	0.48%
Portfolio Turnover Rate	16.2%	11.0%	1.0%	5.0%	7.0%

	2007	2006	2005	2004	2003
SAM CONSERVATIVE GROWTH PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$15.75	$14.15	$13.11	$12.13	$10.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.06	0.02	—	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.42	1.66	1.08	1.03	2.08

Total From Investment Operations	2.57	1.72	1.10	1.03	2.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.12)	(0.06)	(0.05)	(0.07)
Distributions from Realized Gains	—	—	—	—	(0.04)

Total Dividends and Distributions	(0.10)	(0.12)	(0.06)	(0.05)	(0.11)

Net Asset Value, End of Period	$18.22	$15.75	$14.15	$13.11	$12.13

Total Return(b)	16.38%	12.21%	8.40%	8.53%	21.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,000,468	$906,470	$727,829	$482,019	$195,556
Ratio of Expenses to Average Net Assets(c)	1.41%	1.43%	1.73%	1.76%	1.79%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.41%	1.43%	1.73%	1.76%	1.79%
Ratio of Net Investment Income to Average Net Assets	0.92%	0.40%	0.13%	(0.01)%	0.50%
Portfolio Turnover Rate	16.2%	11.0%	1.0%	5.0%	7.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Does not include expenses of the investment companies in which the Portfolio invests.

(D)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM FLEXIBLE INCOME PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$11.54	$11.19	$11.26	$10.92	$10.17
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.44 (a)	0.41	0.35	0.34 (a)	0.38 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.41	0.39	(0.03)	0.35	0.77

Total From Investment Operations	0.85	0.80	0.32	0.69	1.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.42)	(0.35)	(0.35)	(0.38)
Distributions from Realized Gains	(0.04)	(0.03)	(0.04)	—	(0.02)

Total Dividends and Distributions	(0.47)	(0.45)	(0.39)	(0.35)	(0.40)

Net Asset Value, End of Period	$11.92	$11.54	$11.19	$11.26	$10.92

Total Return(b)	7.54%	7.28%	2.79%	6.38%	11.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$393,734	$401,786	$443,361	$357,735	$224,192
Ratio of Expenses to Average Net Assets(c)	0.65%	0.67%	1.00%	1.02%	1.04%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.65%	0.67%	1.00%	1.02%	1.04%
Ratio of Net Investment Income to Average Net Assets	3.75%	3.60%	3.10%	3.07%	3.64%
Portfolio Turnover Rate	9.7%	8.0%	3.0%	3.0%	3.0%

	2007	2006	2005	2004	2003
SAM FLEXIBLE INCOME PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$11.53	$11.17	$11.24	$10.90	$10.15
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.35 (a)	0.33	0.26	0.26 (a)	0.30 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.41	0.39	(0.03)	0.34	0.77

Total From Investment Operations	0.76	0.72	0.23	0.60	1.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.33)	(0.26)	(0.26)	(0.30)
Distributions from Realized Gains	(0.04)	(0.03)	(0.04)	—	(0.02)

Total Dividends and Distributions	(0.38)	(0.36)	(0.30)	(0.26)	(0.32)

Net Asset Value, End of Period	$11.91	$11.53	$11.17	$11.24	$10.90

Total Return(b)	6.72%	6.54%	1.99%	5.56%	10.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$258,168	$317,142	$384,036	$418,994	$371,639
Ratio of Expenses to Average Net Assets(c)	1.42%	1.44%	1.77%	1.79%	1.79%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.42%	1.44%	1.77%	1.79%	1.79%
Ratio of Net Investment Income to Average Net Assets	3.00%	2.83%	2.33%	2.30%	2.89%
Portfolio Turnover Rate	9.7%	8.0%	3.0%	3.0%	3.0%

	2007	2006	2005	2004	2003
SAM FLEXIBLE INCOME PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$11.47	$11.12	$11.19	$10.86	$10.13
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.35 (a)	0.32	0.26	0.26 (a)	0.30 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.41	0.39	(0.03)	0.34	0.76

Total From Investment Operations	0.76	0.71	0.23	0.60	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.33)	(0.26)	(0.27)	(0.31)
Distributions from Realized Gains	(0.04)	(0.03)	(0.04)	—	(0.02)

Total Dividends and Distributions	(0.38)	(0.36)	(0.30)	(0.27)	(0.33)

Net Asset Value, End of Period	$11.85	$11.47	$11.12	$11.19	$10.86

Total Return(b)	6.76%	6.52%	2.06%	5.57%	10.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$143,587	$148,386	$162,140	$127,771	$68,746
Ratio of Expenses to Average Net Assets(c)	1.42%	1.43%	1.76%	1.78%	1.79%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.42%	1.43%	1.76%	1.78%	1.79%
Ratio of Net Investment Income to Average Net Assets	2.99%	2.84%	2.34%	2.31%	2.89%
Portfolio Turnover Rate	9.7%	8.0%	3.0%	3.0%	3.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Does not include expenses of the investment companies in which the Portfolio invests.

(D)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SAM STRATEGIC GROWTH PORTFOLIO
Class A shares
Net Asset Value, Beginning of Period	$18.13	$15.99	$14.49	$13.16	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.25	0.13	0.06	0.01	0.03
Net Realized and Unrealized Gain (Loss) on Investments	3.12	2.10	1.48	1.32	2.63

Total From Investment Operations	3.37	2.23	1.54	1.33	2.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.22)	(0.09)	(0.04)	—	—
Distributions from Realized Gains	—	—	—	—	(0.09)

Total Dividends and Distributions	(0.22)	(0.09)	(0.04)	—	(0.09)

Net Asset Value, End of Period	$21.28	$18.13	$15.99	$14.49	$13.16

Total Return(b)	18.75%	13.99%	10.61%	10.11%	25.24%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,232,964	$1,074,546	$885,165	$609,250	$298,852
Ratio of Expenses to Average Net Assets(c)	0.68%	0.71%	1.02%	1.07%	1.13%
Ratio of Gross Expenses to Average Net Assets(c),(d)	0.68%	0.71%	1.02%	1.07%	1.13%
Ratio of Net Investment Income to Average Net Assets	1.30%	0.74%	0.38%	0.07%	0.30%
Portfolio Turnover Rate	15.7%	12.0%	1.0%	3.0%	7.0%

	2007	2006	2005	2004	2003
SAM STRATEGIC GROWTH PORTFOLIO
Class B shares
Net Asset Value, Beginning of Period	$17.18	$15.25	$13.90	$12.73	$10.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	(0.01)	(0.06)	(0.09)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.94	2.01	1.41	1.26	2.55

Total From Investment Operations	3.06	2.00	1.35	1.17	2.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.07)	—	—	—
Distributions from Realized Gains	—	—	—	—	(0.09)

Total Dividends and Distributions	(0.09)	(0.07)	—	—	(0.09)

Net Asset Value, End of Period	$20.15	$17.18	$15.25	$13.90	$12.73

Total Return(b)	17.86%	13.16%	9.71%	9.19%	24.35%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$730,737	$718,841	$672,826	$612,914	$484,656
Ratio of Expenses to Average Net Assets(c)	1.44%	1.48%	1.79%	1.83%	1.88%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.44%	1.48%	1.79%	1.83%	1.88%
Ratio of Net Investment Income to Average Net Assets	0.64%	(0.03)%	(0.39)%	(0.69)%	(0.45)%
Portfolio Turnover Rate	15.7%	12.0%	1.0%	3.0%	7.0%

	2007	2006	2005	2004	2003
SAM STRATEGIC GROWTH PORTFOLIO
Class C shares
Net Asset Value, Beginning of Period	$17.22	$15.29	$13.93	$12.74	$10.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	—	(0.06)	(0.09)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.98	2.00	1.42	1.28	2.56

Total From Investment Operations	3.07	2.00	1.36	1.19	2.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.07)	—	—	—
Distributions from Realized Gains	—	—	—	—	(0.09)

Total Dividends and Distributions	(0.10)	(0.07)	—	—	(0.09)

Net Asset Value, End of Period	$20.19	$17.22	$15.29	$13.93	$12.74

Total Return(b)	17.90%	13.12%	9.76%	9.34%	24.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$616,494	$545,153	$417,865	$277,136	$107,826
Ratio of Expenses to Average Net Assets(c)	1.43%	1.47%	1.77%	1.81%	1.84%
Ratio of Gross Expenses to Average Net Assets(c),(d)	1.43%	1.47%	1.77%	1.81%	1.84%
Ratio of Net Investment Income to Average Net Assets	0.49%	(0.02)%	(0.37)%	(0.67)%	(0.41)%
Portfolio Turnover Rate	15.7%	12.0%	1.0%	3.0%	7.0%

(A)	Calculated based on average shares outstanding during the period.

(B)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(C)	Does not include expenses of the investment companies in which the Portfolio invests.

(D)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
SHORT-TERM BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$9.93	$9.97	$10.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.46	0.41	0.11
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	0.01	(0.10)

Total From Investment Operations	0.35	0.42	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.46)	(0.16)

Total Dividends and Distributions	(0.49)	(0.46)	(0.16)

Net Asset Value, End of Period	$9.79	$9.93	$9.97

Total Return(c)	3.57%	4.29%	0.07	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$89,390	$93,951	$122,471
Ratio of Expenses to Average Net Assets	0.78%	0.96%	0.80	%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(f)	N/A	0.73%	0.70	%(e)
Ratio of Net Investment Income to Average Net Assets	4.66%	4.10%	3.15	%(e)
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(e),(g)

	2007(h)
SHORT-TERM BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$9.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)

Total From Investment Operations	0.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)

Total Dividends and Distributions	(0.33)

Net Asset Value, End of Period	$9.79

Total Return(c)	1.91	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,585
Ratio of Expenses to Average Net Assets(I)	1.70	%(e)
Ratio of Net Investment Income to Average Net Assets	3.79	%(e)
Portfolio Turnover Rate	42.8%

(A)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(B)	Calculated based on average shares outstanding during the period.

(C)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(D)	Total return amounts have not been annualized.

(E)	Computed on an annualized basis.

(F)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(G)	Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

(H)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share and incurred a net realized and unrealized loss of $.01 per share from January 10, 2007, through January 16, 2007.

(I)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SHORT-TERM INCOME FUND
Class A shares(D)
Net Asset Value, Beginning of Period	$11.60	$11.55	$11.90	$11.95	$11.70
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.29 (a)	0.40	0.40	0.40	0.45
Net Realized and Unrealized Gain (Loss) on Investments	0.11	0.05	(0.35)	(0.05)	0.30

Total From Investment Operations	0.40	0.45	0.05	0.35	0.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.40)	(0.40)	(0.40)	(0.50)

Total Dividends and Distributions	(0.41)	(0.40)	(0.40)	(0.40)	(0.50)

Net Asset Value, End of Period	$11.59	$11.60	$11.55	$11.90	$11.95

Total Return(b)	4.14%	4.15%	0.49%	2.87%	6.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$36,639	$32,081	$36,287	$54,082	$71,920
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.81%	0.83%	0.84%
Ratio of Gross Expenses to Average Net Assets(c)	0.97%	0.95%	0.93%	0.92%	0.97%
Ratio of Net Investment Income to Average Net Assets	4.11%	3.54%	3.36%	3.23%	3.58%
Portfolio Turnover Rate	29.4%	14.0%	13.0%	14.0%	33.0%

	2007	2006	2005	2004	2003
SHORT-TERM INCOME FUND
Class C shares(D)
Net Asset Value, Beginning of Period	$11.60	$11.55	$11.90	$11.95	$11.70
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.21 (a)	0.35	0.30	0.30	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.13	0.05	(0.35)	(0.05)	0.30

Total From Investment Operations	0.34	0.40	(0.05)	0.25	0.65
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.35)	(0.30)	(0.30)	(0.40)

Total Dividends and Distributions	(0.34)	(0.35)	(0.30)	(0.30)	(0.40)

Net Asset Value, End of Period	$11.60	$11.60	$11.55	$11.90	$11.95

Total Return(b)	3.47%	3.39%	(0.26)%	2.10%	5.48%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,952	$6,980	$13,477	$18,970	$17,843
Ratio of Expenses to Average Net Assets	1.68%	1.68%	1.56%	1.58%	1.59%
Ratio of Gross Expenses to Average Net Assets(c)	2.10%	1.68%	1.65%	1.66%	1.65%
Ratio of Net Investment Income to Average Net Assets	3.38%	2.81%	2.61%	2.48%	2.83%
Portfolio Turnover Rate	29.4%	14.0%	13.0%	14.0%	33.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

(d)	On January 12, 2007 the fund succeeded to the operations of another fund in a shareholder-approved reorganization. As part of the reorganization, the fund issued one share of stock for each five outstanding shares of the predecessor fund, with the result that the fund’s net asset value per share was increased without changing the proportionate beneficial interests of shareholders. The financial highlights have been restated to reflect the issuance of new shares.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
SMALLCAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$17.30	$15.93	$15.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.05)	(0.02)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.10	2.33	0.25

Total From Investment Operations	2.05	2.31	0.24
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	—

Total Dividends and Distributions	(1.40)	(0.94)	—

Net Asset Value, End of Period	$17.95	$17.30	$15.93

Total Return(c)	12.48%	14.97%	1.53	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$118,157	$109,783	$97,133
Ratio of Expenses to Average Net Assets	1.43%	1.40%	1.37	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.28)%	(0.15)%	(0.27	)%(e)
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(e),(f)

	2007	2006	2005(a)
SMALLCAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$17.12	$15.89	$15.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.19)	(0.14)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	2.31	0.26

Total From Investment Operations	1.88	2.17	0.20
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	—

Total Dividends and Distributions	(1.40)	(0.94)	—

Net Asset Value, End of Period	$17.60	$17.12	$15.89

Total Return(c)	11.55%	14.09%	1.27	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,058	$24,476	$25,241
Ratio of Expenses to Average Net Assets	2.26%	2.11%	2.22	%(e)
Ratio of Net Investment Income to Average Net Assets	(1.11)%	(0.85)%	(1.13	)%(e)
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(e),(f)

	2007(g)
SMALLCAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$16.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	1.39

Total From Investment Operations	1.25

Net Asset Value, End of Period	$17.85

Total Return(c)	7.53	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,573
Ratio of Expenses to Average Net Assets(h)	2.20	%(e)
Ratio of Net Investment Income to Average Net Assets	(1.04	)%(e)
Portfolio Turnover Rate	60.9%

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.25 per share from January 10, 2007, through January 16, 2007.

(h)	Reflects Manager’s contractual expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SMALLCAP GROWTH FUND
Class A shares
Net Asset Value, Beginning of Period	$8.87
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.31

Net Asset Value, End of Period	$10.18

Total Return(c)	14.77	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$115,046
Ratio of Expenses to Average Net Assets(e)	1.19	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.59	)%(f)
Portfolio Turnover Rate	70.0	%(f),(g)

	2007(a)
SMALLCAP GROWTH FUND
Class B shares
Net Asset Value, Beginning of Period	$8.87
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.20

Net Asset Value, End of Period	$10.07

Total Return(c)	13.53	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,549
Ratio of Expenses to Average Net Assets(e)	2.54	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.94	)%(f)
Portfolio Turnover Rate	70.0	%(f),(g)

	2007(a)
SMALLCAP GROWTH FUND
Class C shares
Net Asset Value, Beginning of Period	$8.87
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.23

Net Asset Value, End of Period	$10.10

Total Return(c)	13.87	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,730
Ratio of Expenses to Average Net Assets(e)	2.21	%(f)
Ratio of Net Investment Income to Average Net Assets	(1.60	)%(f)
Portfolio Turnover Rate	70.0	%(f),(g)

(a)	Period from January 17, 2007 through October 31, 2007. Class A and Class B shares incurred a net realized and unrealized loss of $.05 and $.03 per share from January 10, 2007, through January 16, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005(a)
SMALLCAP VALUE FUND
Class A shares
Net Asset Value, Beginning of Period	$19.21		$17.49	$16.98
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06		0.01	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.44		2.99	0.52

Total From Investment Operations	0.50		3.00	0.51
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	—

Total Dividends and Distributions	(0.89)		(1.28)	—

Net Asset Value, End of Period	$18.82		$19.21	$17.49

Total Return(c)	2.55%		18.03%	3.00	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,033		$8,839	$1,302
Ratio of Expenses to Average Net Assets(e)	1.36%		1.49%	1.70	%(f)
Ratio of Net Investment Income to Average Net Assets	0.34%		0.07%	(0.18	)%(f)
Portfolio Turnover Rate	112.8	%(g)	97.9%	133.7	%(f)

	2007		2006	2005(a)
SMALLCAP VALUE FUND
Class B shares
Net Asset Value, Beginning of Period	$19.14		$17.55	$16.98
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.11)		(0.13)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.45		3.00	0.62

Total From Investment Operations	0.34		2.87	0.57
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	—

Total Dividends and Distributions	(0.89)		(1.28)	—

Net Asset Value, End of Period	$18.59		$19.14	$17.55

Total Return(c)	1.68%		17.18%	3.36	%(d),(h)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,545		$1,612	$439
Ratio of Expenses to Average Net Assets(e)	2.27%		2.24%	2.45	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.58)%		(0.70)%	(0.82	)%(f)
Portfolio Turnover Rate	112.8	%(g)	97.9%	133.7	%(f)

	2007(i)
SMALLCAP VALUE FUND
Class C shares
Net Asset Value, Beginning of Period	$18.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)

Total From Investment Operations	(0.21)

Net Asset Value, End of Period	$18.72

Total Return(c)	(1.11	)%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,496
Ratio of Expenses to Average Net Assets(e)	2.09	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.42	)%(f)
Portfolio Turnover Rate	112.8	%(g)

(a)	Period from June 28, 2005, date shares first offered, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.

(h)	During 2005, the Fund processed a significant (relative to the Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund’s shareholder processing policies, this benefit inures all shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

(i)	Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized loss of $.27 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
TAX-EXEMPT BOND FUND I
Class A shares
Net Asset Value, Beginning of Period	$7.70	$7.70	$7.95	$7.96	$7.95
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.33 (a)	0.33	0.33	0.33	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	0.15	(0.16)	0.08	0.08

Total From Investment Operations	0.08	0.48	0.17	0.41	0.42
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.35)	(0.33)	(0.33)	(0.33)	(0.34)
Distributions from Realized Gains	(0.02)	(0.15)	(0.09)	(0.09)	(0.07)

Total Dividends and Distributions	(0.37)	(0.48)	(0.42)	(0.42)	(0.41)

Net Asset Value, End of Period	$7.41	$7.70	$7.70	$7.95	$7.96

Total Return(b)	0.72%	6.42%	2.19%	5.35%	5.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$282,685	$165,325	$175,146	$184,711	$207,433
Ratio of Expenses to Average Net Assets	1.09%	1.15%	1.00%	0.96%	0.89%
Ratio of Expenses to Average Net Assets (Excluding
Interest Expense and Fees)(c)	0.77%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1.15%	1.15%	1.00%	0.96%	0.89%
Ratio of Net Investment Income to Average Net Assets	4.37%	4.32%	4.22%	4.22%	4.20%
Portfolio Turnover Rate	51.0%	25.0%	28.0%	25.0%	47.0%

	2007	2006	2005	2004	2003
TAX-EXEMPT BOND FUND I
Class B shares
Net Asset Value, Beginning of Period	$7.70	$7.70	$7.95	$7.96	$7.95
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.29 (a)	0.27	0.27	0.27	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.25)	0.15	(0.16)	0.08	0.08

Total From Investment Operations	0.04	0.42	0.11	0.35	0.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.27)	(0.27)	(0.27)	(0.28)
Distributions from Realized Gains	(0.02)	(0.15)	(0.09)	(0.09)	(0.07)

Total Dividends and Distributions	(0.33)	(0.42)	(0.36)	(0.36)	(0.35)

Net Asset Value, End of Period	$7.41	$7.70	$7.70	$7.95	$7.96

Total Return(b)	0.24%	5.63%	1.43%	4.57%	4.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,941	$22,881	$30,073	$35,433	$45,061
Ratio of Expenses to Average Net Assets	1.54%	1.91%	1.75%	1.71%	1.63%
Ratio of Expenses to Average Net Assets (Excluding
Interest Expense and Fees)(c)	1.24%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	1.98%	1.91%	1.75%	1.71%	1.63%
Ratio of Net Investment Income to Average Net Assets	3.90%	3.56%	3.47%	3.47%	3.46%
Portfolio Turnover Rate	51.0%	25.0%	28.0%	25.0%	47.0%

	2007	2006	2005	2004	2003
TAX-EXEMPT BOND FUND I
Class C shares
Net Asset Value, Beginning of Period	$7.70	$7.70	$7.95	$7.96	$7.95
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.26 (a)	0.27	0.27	0.27	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.24)	0.15	(0.16)	0.08	0.08

Total From Investment Operations	0.02	0.42	0.11	0.35	0.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.27)	(0.27)	(0.27)	(0.28)
Distributions from Realized Gains	(0.02)	(0.15)	(0.09)	(0.09)	(0.07)

Total Dividends and Distributions	(0.30)	(0.42)	(0.36)	(0.36)	(0.35)

Net Asset Value, End of Period	$7.42	$7.70	$7.70	$7.95	$7.96

Total Return(b)	(0.01)%	5.60%	1.41%	4.58%	4.54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,931	$2,547	$2,360	$3,641	$4,332
Ratio of Expenses to Average Net Assets	1.94%	1.93%	1.76%	1.71%	1.62%
Ratio of Expenses to Average Net Assets (Excluding
Interest Expense and Fees)(c)	1.65%	N/A	N/A	N/A	N/A
Ratio of Gross Expenses to Average Net Assets(d)	2.74%	1.93%	1.76%	1.71%	1.62%
Ratio of Net Investment Income to Average Net Assets	3.50%	3.54%	3.46%	3.47%	3.47%
Portfolio Turnover Rate	51.0%	25.0%	28.0%	25.0%	47.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes interest expense and fees paid through inverse floater agreements. See “Operating Policies” in notes to financial statements.

(d)	Excludes expense reimbursement from Manager and/or custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006(a)
ULTRA SHORT BOND FUND
Class A shares
Net Asset Value, Beginning of Period	$10.06	$10.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.52	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)	(0.01)

Total From Investment Operations	0.02	0.28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.27)

Total Dividends and Distributions	(0.54)	(0.27)

Redemption fees	0.01	—

Net Asset Value, End of Period	$9.55	$10.06

Total Return(c)	(0.04)%	3.00	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,700	$20,427
Ratio of Expenses to Average Net Assets(e)	0.73%	0.75	%(f)
Ratio of Net Investment Income to Average Net Assets	5.21%	4.57	%(f)
Portfolio Turnover Rate	46.5%	49.0	%(f)

	2007(g)
ULTRA SHORT BOND FUND
Class C shares
Net Asset Value, Beginning of Period	$10.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.48)

Total From Investment Operations	(0.13)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)

Total Dividends and Distributions	(0.38)

Net Asset Value, End of Period	$9.55

Total Return(c)	(1.47)%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,856
Ratio of Expenses to Average Net Assets(e)	1.50	%(f)
Ratio of Net Investment Income to Average Net Assets	4.51	%(f)
Portfolio Turnover Rate	46.5%

(a)	Period from March 15, 2006, date shares first offered, through October 31, 2006.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Reflects Manager’s contractual expense limit.

(f)	Computed on an annualized basis.

(g)	Period from January 17, 2007 through October 31, 2007. Class C shares recognized $.01 of net investment income per share, all of which was distributed, during the period January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
WEST COAST EQUITY FUND
Class A shares
Net Asset Value, Beginning of Period	$43.09	$38.99	$35.04	$32.14	$23.73
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.30 (a)	0.18	0.25	0.06 (a)	0.04 (a)
Net Realized and Unrealized Gain (Loss) on Investments	7.13	5.02	4.33	2.84	8.37

Total From Investment Operations	7.43	5.20	4.58	2.90	8.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.13)	(0.20)	—	—
Distributions from Realized Gains	(0.99)	(0.97)	(0.43)	—	—

Total Dividends and Distributions	(1.17)	(1.10)	(0.63)	—	—

Net Asset Value, End of Period	$49.35	$43.09	$38.99	$35.04	$32.14

Total Return(b)	17.59%	13.50%	13.13%	9.06%	35.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$956,005	$880,755	$735,037	$621,924	$523,308
Ratio of Expenses to Average Net Assets	0.83%	0.85%	0.91%	0.94%	1.02%
Ratio of Gross Expenses to Average Net Assets(c)	0.83%	0.85%	0.91%	0.94%	1.02%
Ratio of Net Investment Income to Average Net Assets	0.63%	0.44%	0.68%	0.17%	0.14%
Portfolio Turnover Rate	17.6%	15.0%	13.0%	12.0%	14.0%

	2007		2006	2005	2004		2003
WEST COAST EQUITY FUND
Class B shares
Net Asset Value, Beginning of Period	$38.16		$34.84	$31.48	$29.14		$21.73
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0.10	)(a)	(0.18)	(0.09)	(0.24	)(a)	(0.20	)(a)
Net Realized and Unrealized Gain (Loss) on Investments	6.26		4.47	3.88	2.58		7.61

Total From Investment Operations	6.16		4.29	3.79	2.34		7.41
Less Dividends and Distributions:
Distributions from Realized Gains	(0.99)		(0.97)	(0.43)	—		—

Total Dividends and Distributions	(0.99)		(0.97)	(0.43)	—		—

Net Asset Value, End of Period	$43.33		$38.16	$34.84	$31.48		$29.14

Total Return(b)	16.46%		12.45%	12.09%	8.03%		34.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$185,705		$184,340	$167,531	$141,134		$122,221
Ratio of Expenses to Average Net Assets	1.74%		1.78%	1.85%	1.89%		2.01%
Ratio of Gross Expenses to Average Net Assets(c)	1.74%		1.78%	1.85%	1.89%		2.01%
Ratio of Net Investment Income to Average Net Assets	(0.27)%		(0.49)%	(0.26)%	(0.78)%		(0.85)%
Portfolio Turnover Rate	17.6%		15.0%	13.0%	12.0%		14.0%

	2007		2006	2005	2004		2003
WEST COAST EQUITY FUND
Class C shares
Net Asset Value, Beginning of Period	$38.31		$34.94	$31.56	$29.20		$21.74
Income from Investment Operations:
Net Investment Income (Operating Loss)	(0.08	)(a)	(0.16)	(0.06)	(0.21	)(a)	(0.18	)(a)
Net Realized and Unrealized Gain (Loss) on Investments	6.29		4.50	3.88	2.57		7.64

Total From Investment Operations	6.21		4.34	3.82	2.36		7.46
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.01)	—		—
Distributions from Realized Gains	(0.99)		(0.97)	(0.43)	—		—

Total Dividends and Distributions	(0.99)		(0.97)	(0.44)	—		—

Net Asset Value, End of Period	$43.53		$38.31	$34.94	$31.56		$29.20

Total Return(b)	16.56%		12.53%	12.18%	8.12%		34.27%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,174		$21,039	$13,613	$9,000		$3,593
Ratio of Expenses to Average Net Assets	1.69%		1.69%	1.78%	1.80%		1.90%
Ratio of Gross Expenses to Average Net Assets(c)	1.74%		1.69%	1.78%	1.80%		1.90%
Ratio of Net Investment Income to Average Net Assets	(0.23)%		(0.40)%	(0.19)%	(0.69)%		(0.74)%
Portfolio Turnover Rate	17.6%		15.0%	13.0%	12.0%		14.0%

(a)	Calculated based on average shares outstanding during the period.

(b )	Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or custodian credits.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semiannual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semiannual reports available, free of charge, on our website PrincipalFunds.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http:// www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

Principal Investors Fund	ADDITIONAL INFORMATION 243
www.PrincipalFunds.com

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first four risks described below – credit and counterparty risk, liquidity risk, management risk, and market risk – apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Common to All of the Funds

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Additional Risks Applicable to Certain Funds

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

244 APPENDIX A	Principal Investors Fund
1-800-222-5852

Emerging Market Risk
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Geographic Concentration Risk
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

Principal Investors Fund	APPENDIX A 245
www.PrincipalFunds.com

Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings (“IPOs”) Risk
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Investment Company Securities Risk
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Market Segment Risk
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

•	MidCap: A fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
•	LargeCap: A fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
•	SmallCap: A fund’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Mid Cap Stock Risk
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

246 APPENDIX A	Principal Investors Fund
1-800-222-5852

Non-Diversification Risk
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific stock’s poor performance is likely to affect the fund’s performance.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Real Estate Securities Risk
Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

•	may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
•	may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
•	are subject to cash flow dependency and defaults by borrowers; and
•	could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Sector Risk
When a fund’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Securities Lending
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Underlying Fund Risk
The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in underlying funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These

Principal Investors Fund	APPENDIX A 247
www.PrincipalFunds.com

transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the Manager of the Principal LifeTime Funds, SAM Portfolios, and each of the underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Bond & Mortgage Securities Fund	18.44%	27.37%	12.86%	2.88%	0.50%	9.62%	71.67%
Disciplined LargeCap Blend Fund	4.31	10.54	9.81	4.97	2.06	0.54	32.23
High Yield Fund	7.49	21.55	21.16	11.42	4.91	—	66.53
High Yield Fund II	0.68	1.77	1.68	0.87	0.38	—	5.38
Inflation Protection Fund	12.91	—	—	—	—	15.42	28.33
International Emerging Markets Fund	3.50	9.54	9.36	5.24	2.20		29.84
International Growth Fund	6.66	17.12	16.79	9.03	3.99	0.94	54.53
LargeCap Growth Fund	1.75	4.25	4.38	2.37	1.07	0.26	14.08
LargeCap Value Fund	5.26	12.97	13.59	7.58	3.34	1.00	43.74
Partners International Fund	4.64	11.33	11.17	6.06	2.55	0.69	36.44
Partners LargeCap Blend Fund I	9.82	23.27	21.50	11.34	4.68	1.44	72.05
Partners LargeCap Growth Fund I	4.08	10.94	10.76	6.32	2.76	0.49	35.35
Partners LargeCap Value Fund	1.59	4.10	3.98	2.33	1.02	0.34	13.36
Partners LargeCap Value Fund I	4.48	11.44	11.56	6.41	2.93	—	36.82
Partners MidCap Growth Fund	—	7.17	7.55	3.94	1.75	—	20.41
Partners MidCap Value Fund I	—	4.08	4.72	2.47	1.10	—	12.37
Partners SmallCap Growth Fund I	—	—	17.87	11.43	6.04	—	35.34
Partners SmallCap Growth Fund III	7.70	19.32	13.96	7.27	3.18	—	51.43
Partners SmallCap Value Fund I	—	—	6.42	4.32	2.28	—	13.02
Preferred Securities Fund	13.35	22.69	15.75	5.99	2.08	4.42	64.28
Real Estate Securities Fund	6.42	10.76	7.51	3.22	1.36	1.50	30.77
SmallCap S&P 600 Index Fund	8.36	15.07	8.06	3.94	1.39	1.82	38.64
SmallCap Value Fund	4.08	10.24	7.41	3.87	1.69	—	27.29
Ultra Short Bond Fund	29.03	—	—	—	—	33.04	62.07

248 APPENDIX A	Principal Investors Fund
1-800-222-5852

The following table shows the percentage of the outstanding shares of the Underlying Funds owned by the SAM Portfolios as of October 31, 2007.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

		Conservative	Conservative	Flexible	Strategic
Underlying Fund	Balanced Portfolio	Balanced Portfolio	Growth Portfolio	Income Portfolio	Growth Portfolio	Total

Disciplined LargeCap Blend Fund	13.70%	1.25%	14.46%	1.18%	10.21%	40.80%
Diversified International Fund	14.89	1.35	15.71	—	11.09	43.04
Equity Income Fund I	14.97	1.37	15.82	0.94	10.62	43.72
High Yield Fund II	12.80	2.21	5.92	3.10	5.68	29.71
Income Fund	40.61	9.46	13.85	16.31	—	80.23
International Emerging Markets Fund	7.20	0.64	7.66	—	5.31	20.81
LargeCap Growth Fund	21.00	1.88	21.67	1.52	15.03	61.10
MidCap Stock Fund	20.31	1.96	23.24	2.10	17.60	65.21
Money Market Fund	0.98	0.00	0.01	—	0.00	0.99
Mortgage Securities Fund	47.92	9.96	16.36	14.60	—	88.84
Real Estate Securities Fund	7.00	0.68	7.42	0.58	5.21	20.89
Short-Term Income Fund	19.75	16.62	—	43.80	—	80.17
SmallCap Growth Fund	19.79	1.70	22.09	1.77	14.95	60.30
SmallCap Value Fund	13.16	1.22	14.13	1.28	9.82	39.61
West Coast Equity Fund	12.81	1.18	13.58	0.56	10.11	38.24

U.S. Government Securities Risk
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund’s securities do not affect interest income on securities already held by the fund but are reflected in the fund’s price per share. Since the magnitude of these fluctuations generally is greater at times when a fund’s average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
A fund’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Principal Investors Fund	APPENDIX A 249
www.PrincipalFunds.com

APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

6 Month LIBOR (London Interbank Offered Rate) Index is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.

Citigroup Broad Market (BMI) Global ex-US Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.

Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities.

Citigroup Broad Investment-Grade Credit 1-3 Years Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between 1 and 3 years. Indices are unmanaged and individuals cannot invest directly in an index. Index performance information reflects no deduction for fees, expenses, or taxes.

Citigroup U.S. High Yield Market Capped Index uses the U.S. High Yield Market Index as its foundation, imposing a cap on the par amount of each issuer at US $5 billion.

Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup’s Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), and Federal Home Loan Mortgage Corporation (“FHLMC”)) pass-through securities as well as FNMA and FHLMC balloon mortgages.

Citigroup World ex-US Broad Market (BMI) Growth Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.

Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers 1-3 Government/Credit Bond Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Lehman Brothers Government/Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Lehman Brothers Mutual Fund 1-5 Government/Credit Index is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.

250 APPENDIX B	Principal Investors Fund
1-800-222-5852

Lehman Brothers U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

Lehman Brothers Municipal Bond Index is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and which have at least one year to maturity.

Lehman Brothers U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

Merrill Lynch Hybrid Preferred Securities Index is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-US is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the US.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) World Ex-US Growth Index measures global developed market equity performance of growth securities outside of the United States. It is comprised of half the securities in the MSCI World ex U.S. Index, with half of the market capitalization of each country index in the Growth Index (the other half is in the Value Index).

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Large Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar High Yield Bond Category consists of High-Yield bond funds which concentrate on lower-quality bonds. These funds generally offer higher yields than other types of funds – but they are also more vulnerable to economic and credit risk.

Morningstar Inflation Protected Bond Category primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities.

Principal Investors Fund	APPENDIX B 251
www.PrincipalFunds.com

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Muni California Long Category Average is an average of net asset value (NAV) returns of mutual funds that have durations of more than seven years (or, if duration is unavailable, average maturities of more than 12 years).

Morningstar Muni National Long Category Average is an average of net asset value (NAV) returns of mutual funds that invest in municipal bonds with maturities of 10 years or more that are issued by various state and local governments to fund public projects and are free from federal taxes.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

252 APPENDIX B	Principal Investors Fund
1-800-222-5852

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Ultra Short Bond Category Average is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.

Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio.

Russell 1000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000 Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

Principal Investors Fund	APPENDIX B 253
www.PrincipalFunds.com

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

Russell Midcap Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

Russell Midcap Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P 500/Citigroup Value Index is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

S&P MidCap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

© 2008 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

254 APPENDIX B	Principal Investors Fund
1-800-222-5852

APPENDIX C

Description of Bond Ratings:

Moody’s Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Principal Investors Fund	APPENDIX C 255
www.PrincipalFunds.com

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default – capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

256 APPENDIX C	Principal Investors Fund
1-800-222-5852

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.

Principal Investors Fund	APPENDIX C 257
www.PrincipalFunds.com

SUPPLEMENT DATED MARCH 31, 2008
TO THE PROSPECTUSES FOR PRINCIPAL INVESTORS FUND, INC.
DATED FEBRUARY 29, 2008
This supplement updates information currently in the prospectus. Not every fund listed in this supplement is available in each share class.

Effective March 10, 2008, Principal Funds Distributor has been designated as a co-distributor, with Princor Financial Services Corporation, for the Institutional, J, Advisors Select, Advisors Preferred, Advisors Signature, Select, and Preferred share classes of Principal Investors Fund.
Use of the term “distributor” throughout the prospectuses for these share classes includes both Principal Funds Distributor and Princor Financial Services Corporation.

Disciplined LargeCap Blend Fund
On or about May 1, 2008, Principal Global Investors, LLC (“PGI”) will begin implementing a cash equitization program for the Disciplined LargeCap Blend Fund as described below. Scott W. Smith and Dirk Laschanzky will share the portfolio management of the cash equitization program.
Daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders will be held in the Fund’s “cash buffer.” PGI will invest the Fund’s cash buffer and portfolio cash in S&P 500 Index futures contracts that have an aggregate nominal value equal to the value of the Fund’s cash buffer and portfolio cash (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.

Equity Income Fund I
Effective March 31, 2008, David W. Simpson became a portfolio manager for this Fund along with Joseph T. Suty for Edge Asset Management, Inc.
David W. Simpson, CFA. Mr. Simpson is a portfolio manager at Edge. Prior to joining Edge in 2003, he was chief investment officer and managing director for Summit Capital Management. Mr. Simpson received an MBA in finance from the University of Wisconsin and a bachelor’s degree from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Government & High Quality Bond Fund
Effective March 11, 2008, Bryan C. Davis replaced Lisa A. Stange as a portfolio manager for the Fund for Principal Global Investors, LLC. Brad Fredericks remains as a portfolio manager for this fund.
Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

High Yield Fund II, Income Fund, and MidCap Stock Fund
Effective January 1, 2008, Mr. Coleman and Mr. Pokrzywinski had title changes as described below. Mr. Friedl’s corrected biography appears below. These funds are sub-advised by Edge Asset Management, Inc.
Daniel R. Coleman. Mr. Coleman, Managing Director, Chief Investment Officer, manages all investment operations at Edge. Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 to 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000. Mr. Coleman received an MBA from New York University and a bachelor’s degree in finance from the University of Washington.
John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been responsible for the day-to-day management of the Income Fund since January 1, 2008. Prior to that, Mr. Friedl had served as co-manager of the predecessor Income Fund with Gary Pokrzywinski since March 2005. He has been employed as an investment professional at Edge since August 1998. Mr. Friedl received a master’s degree in finance from Seattle University and a bachelor’s degree in communications and finance from the University of Washington. He has earned the right to use the Chartered Financial Analyst designation.

Gary Pokrzywinski, CFA. Mr. Pokrzywinski, Managing Director, Head of Fixed Income, leads a team of investment professionals that is responsible for the management of the Fixed-Income Funds for which Edge serves as sub-advisor (Income, Mortgage Securities, Short-Term Income and High Yield II). Mr. Pokrzywinski has been responsible for the day-to-day management of the predecessor High Yield Fund since April 1998. Mr. Pokrzywinski also served as co-manager of the predecessor Income Fund with John Friedl between March 2005 and January 2008. He served as the Income Fund’s primary portfolio manager from 1992 until 2005. Mr. Pokrzywinski has been employed at Edge since 1992. He received a bachelor’s degree in finance and management information systems from the University of Wisconsin. Mr. Pokrzywinski has earned the right to use the Chartered Financial Analyst designation and is a member of the Seattle Investment Society and the Association for Investment Management and Research.

International Growth Fund
Principal Global Investors, LLC (“PGI”) is the Sub-Advisor to the International Growth Fund. Steven Larson and John Pihlblad share portfolio management responsibilities for this fund.
Steven Larson, CFA. Mr. Larson is a portfolio manager for PGI. He is responsible for co-managing PGI’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.
John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Partners LargeCap Blend Fund I
Effective March 6, 2008, Melissa R. Brown no longer serves as a portfolio manager for the Fund. Andrew Alford, Mark Carhart, and Robert C. Jones remain as portfolio managers for Goldman Sachs Asset Management, L.P.

PARTNERS SMALLCAP VALUE FUND II
Effective March 29, 2008, Stephen A. Clark became a portfolio manager for this Fund along with Robert T. Deere for Dimensional Fund Advisors (“DFA”). Vaughan Nelson Investment Management, LP, the other sub-advisor for this fund, did not have any portfolio manager changes.
Stephen A. Clark. Mr. Clark is a Senior Portfolio Manager and Vice President of DFA and chairman of the Investment Committee. He joined DFA in 2001 and has been responsible for the portfolio management group since January 2006. He earned an MBA from the University of Chicago and a BS from Bradley University.

Principal LifeTime Funds
Effective March 31, 2008, David M. Blake and Tim Dunbar became portfolio managers for the Principal LifeTime Funds along with Dirk Laschanzky for Principal Global Investors, LLC. Messrs. Blake, Dunbar, and Laschanzky operate as a team, sharing authority and responsibility for asset allocation services with no limitation on the authority of one portfolio manager in relation to another. James Fennessey, Michael Finnegan, and Randy Welch continue as portfolio managers for Principal Management Corporation.
Tim Dunbar. Mr. Dunbar is executive director and head of equities for Principal Global Investors. In this capacity, he oversees the business management and strategic direction of the firm’s equity group on a global basis. He joined the firm in 1986 and has held a wide range of investment management roles and has been a member of the Principal Global Investors senior management team for nearly five years. Most recently, he was responsible for overseeing asset management merger and acquisition activities. Mr. Dunbar received a bachelor’s degree from Iowa State University.
David M. Blake, CFA. Mr. Blake is the executive director and chief investment officer of fixed income for Principal Global Investors. Prior to joining Principal Global Investors in 2000, he was a senior portfolio manager for Boatmen’s Capital Management, a subsidiary of Bank of America, where he began his career in 1989. Mr. Blake received both an MBA and a bachelor’s degree from Saint Louis University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

There has been a revision to a category listed within “Purchase Without an Initial Sales Charge (Class A Shares)” (Class A, B, and C shares prospectus, page 172). A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:
•	by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations; provided, however, that the third party administrator or other service provider the sponsor of the retirement or benefit plan employs utilizes a system for processing purchases of shares that will accommodate waiver of the Fund’s sales charge.

PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

Class J Shares

The date of this Prospectus is February 29, 2008.

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

2 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal Investors Fund	RISK/RETURN SUMMARY 3
www.principal.com

RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF”) offers many investment portfolios (together, the “Funds”) through this prospectus. Principal Investors Fund has hired Principal Management Corporation* (“Principal”) to provide investment advisory, and other services to each of the Funds. Principal, as the manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund. Princor Financial Services Corporation* is the Distributor.

Principal Investors Fund, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008.

Princor Financial Services Corporation (“Distributor”) is the Fund’s principal underwriter for Class J shares of Principal Investors Fund.

Principal has selected a Sub-Advisor or Sub-Advisors for each Fund based on the Sub-Advisors’ experience with the investment strategy for which it was selected. The Sub-Advisors and the Funds each sub-advises are:

Sub-Advisor	Fund(s)

AllianceBernstein Investment Research and Management	Partners LargeCap Value Partners SmallCap Growth I

American Century Investment Management, Inc.	Partners LargeCap Growth II

Ark Asset Management Co., Inc.	Partners SmallCap Value

Barrow, Hanley, Mewhinney & Strauss, Inc.	MidCap Value

Columbus Circle Investors*	LargeCap Growth MidCap Growth

Edge Asset Management, Inc.*	Strategic Asset Management Portfolios

Emerald Advisers, Inc.	Partners SmallCap Growth II

Essex Investment Management Company, LLC	Partners SmallCap Growth II

Goldman Sachs Asset Management LP	Partners LargeCap Blend I

Jacobs Levy Equity Management, Inc.	Partners MidCap Value

Los Angeles Capital Management and Equity Research, Inc.	Partners SmallCap Value

Neuberger Berman Management Inc.	Partners MidCap Value

Principal Global Investors, LLC*	Bond & Mortgage Securities
Diversified International
Government & High Quality Bond
High Quality Intermediate-Term Bond
Inflation Protection
International Emerging Markets
International Growth
LargeCap S&P 500 Index
LargeCap Value
MidCap Blend
MidCap S&P 400 Index
MidCap Value
Money Market
Principal LifeTime Funds
Short-Term Bond
SmallCap Blend
SmallCap Growth
SmallCap S&P 600 Index
SmallCap Value
Ultra Short Bond

4 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Sub-Advisor	Fund(s)

Principal Real Estate Investors, LLC*	Real Estate Securities

Spectrum Asset Management, Inc.*	Preferred Securities

T. Rowe Price Associates, Inc.	Partners LargeCap Blend Partners LargeCap Growth I

Turner Investment Partners, Inc.	Partners MidCap Growth

UBS Global Asset Management (Americas) Inc.	Partners SmallCap Growth II

*	Principal Management Corporation; Columbus Circle Investors; Edge Asset Management, Inc.; Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Princor, the Distributor; and Spectrum Asset Management, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

Class J Shares
Class J shares of each of these Funds are available through this Prospectus. This class is currently available only through registered representatives of:

•	Princor Financial Services Corporation who are also employees of Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
•	selected broker-dealers selling Class J shares in conjunction with the Principal Income IRA or 403(b) plans or health savings accounts; and
•	selected broker-dealers that have entered into a selling agreement to offer Class J shares.

Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

For more information about Class J shares of the Funds, please call the Connection at 1-800-247-8000, extension 411.

Main Strategies and Risks
Each Fund’s investment objective is described in the summary description of each Fund. The Board of Directors may change a Fund’s objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of each Fund also describes each Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks–Temporary Defensive Measures.”

Each Fund is designed to be a portion of an investor’s portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. There can be no assurance that any Fund will achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

Principal Investors Fund	RISK/RETURN SUMMARY 5
www.principal.com

Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. In addition to the risks identified in each Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, management risk, and market risk. Each Fund is also subject to underlying fund risk to the extent that a Principal LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Investment Results
A bar chart and a table are included with the description of each Fund that has annual returns for a full calendar year. They show the Fund’s annual returns and its long-term performance. The chart shows how the Fund’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and

•	an average of mutual funds with a similar investment objective and management style (the averages used are prepared by independent statistical services).

Performance for classes of shares for periods prior to the date on which a Fund’s oldest share class began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund, adjusted to reflect the expenses of the share class shown. The adjustments result in performance (for the period prior to the effective date of the share class shown) that is no higher than the historical performance of the oldest share class.

Call the Principal Investors Fund at 1-800-222-5852 to get the current 7-day yield for the Money Market Fund.

Fees and Expenses
The annual operating expenses for each Fund are deducted from that Fund’s assets. Each Fund’s operating expenses are shown with the description of the Fund and are stated as a percentage of Fund assets.

The description of each Fund includes examples of the costs associated with investing in the Fund. The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTE:

•	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, Principal, any Sub-Advisor, or Princor.

6 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Strategic Asset Management (“SAM”) Portfolios

Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios currently offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios invest principally in Institutional Class shares of equity funds and fixed-income funds identified and the Money Market Fund (“Underlying Funds”). Each of the SAM Portfolios may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor’s discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

•	short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
•	other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”), Fitch Ratings (“Fitch”), or Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
•	commercial paper, including master notes;
•	bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
•	repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

Principal Investors Fund	RISK/RETURN SUMMARY 7
www.principal.com

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence
Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

Main Risks
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio’s shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio’s investments are invested in the Underlying Funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share prices will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them.

The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

8 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	Prepayment Risk
•	Real Estate Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk
•	Eurodollar and Yankee Obligations Risk

The greater the investment by each Portfolio in Underlying Funds that invest in foreign investments, the greater the exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Portfolio is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Edge has provided investment advice to each SAM Portfolios since its inception.

As of October 31, 2007, the Portfolios’ assets were allocated among the Underlying Funds as follows:

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Disciplined LargeCap Blend Fund	10.91%	7.47%	13.87%	5.83%	15.52%
Diversified International Fund	7.90	5.37	10.05	—	11.24
Equity Income Fund I	13.96	9.60	17.77	5.45	18.91
High Yield Fund II	4.40	5.68	2.45	6.63	3.73
Income Fund	9.79	17.09	4.02	24.44	—
International Emerging Markets Fund	2.19	1.47	2.81	—	3.09
LargeCap Growth Fund	18.78	12.59	23.35	8.45	25.64
MidCap Stock Fund	3.53	2.55	4.87	2.26	5.84
Money Market Fund	0.50	—	—	—	—
Mortgage Securities Fund	16.26	25.33	6.69	30.78	—
Real Estate Securities Fund	2.31	1.69	2.95	1.19	3.28
Short-Term Income Fund	0.84	5.28	—	11.53	—
SmallCap Growth Fund	1.93	1.24	2.59	1.07	2.78
SmallCap Value Fund	1.64	1.14	2.12	0.99	2.34
West Coast Equity Fund	5.06	3.50	6.46	1.38	7.63

Total	100.00%	100.00%	100.00%	100.00%	100.00%

Principal Investors Fund	RISK/RETURN SUMMARY 9
www.principal.com

Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Derivatives Risk

A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio’s total return has varied year-by-year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio’s investment return is net of the operating expenses of each of the Underlying Funds.

Flexible Income Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	generally invests no more than 30% of its net assets in equity funds

•	may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

10 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	6.13%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘02	-2.01%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Class J (before taxes)	4.31	6.45	6.03
(after taxes on distributions) (2)	2.58	5.11	4.26
(after taxes on distributions and sale of shares) (2)	3.32	4.83	4.15
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.97
S&P 500 Index (3)	5.49	12.83	5.91
20% S&P Index and 80% Lehman Brothers Aggregate Bond Index (3)	6.93	6.22	6.24
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Conservative Balanced Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

Principal Investors Fund	RISK/RETURN SUMMARY 11
www.principal.com

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations and repurchase agreements.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	8.00%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘02	-4.84%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Class J (before taxes)	5.84	8.46	5.21
(after taxes on distributions) (2)	4.09	7.34	3.66
(after taxes on distributions and sale of shares) (2)	4.64	6.77	3.55
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.97
S&P 500 Index (3)	5.49	12.83	5.91
40% S&P Index and 60% Lehman Brothers Aggregate Bond Index (3)	6.77	7.97	6.37
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

12 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Balanced Portfolio

Objective:	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	invests between 30% and 70% of its net assets in equity funds and between 30% and 70% of its net assets in fixed-income funds and cash equivalents

•	may invest up to 30% of its assets in any single equity fund

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	15.44%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-8.79%

Principal Investors Fund	RISK/RETURN SUMMARY 13
www.principal.com

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Past 10 Years
Class J (before taxes)	6.02	10.49	8.16
(after taxes on distributions) (2)	4.34	9.68	6.77
(after taxes on distributions and sale of shares) (2)	5.21	8.82	6.39
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.97
S&P 500 Index (3)	5.49	12.83	5.91
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index (3)	6.47	9.65	6.36
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Conservative Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	generally invests at least 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single equity fund

•	may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

14 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	22.16%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01 and Q3 ’02	-12.69%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Class J (before taxes)	7.67	12.70	9.03
(after taxes on distributions) (2)	6.14	12.23	7.94
(after taxes on distributions and sale of shares) (2)	6.66	11.07	7.41
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.97
S&P 500 Index (3)	5.49	12.83	5.91
80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index (3)	6.05	11.27	6.20
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Strategic Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	generally invests at least 75% of its net assets in equity funds

•	may invest up to 50% of its assets in any single equity fund

•	may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

Principal Investors Fund	RISK/RETURN SUMMARY 15
www.principal.com

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	25.23%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-16.73%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Class J (before taxes)	7.97	14.06	9.21
(after taxes on distributions) (2)	6.64	13.72	8.28
(after taxes on distributions and sale of shares) (2)	6.88	12.35	7.68
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.97
S&P 500 Index (3)	5.49	12.83	5.91
Russell 3000 Index (3)	5.14	13.63	6.22
Morningstar Large Blend Category Average	6.16	12.63	5.92

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance (for the periods prior to the date Class J began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

16 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Fees and Expenses of the Portfolios
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Class J shares of the SAM Portfolios during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the SAM Portfolios through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Class J Shares

	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For the year ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.45	0.45	0.45	0.45	0.45
Other Expenses	70.92	19.87	5.94	4.24	3.83

Total Gross Operating Fees and Expenses (1)	71.68%	20.63%	6.70%	5.00%	4.59%
Expense Reimbursement at Principal LifeTime Fund Level (2) (3)	70.73	19.68	5.75	4.05	3.64

Net Operating Fees and Expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.65	0.65

Total Annual Fund Operating Expenses	1.48%	1.52%	1.55%	1.60%	1.60%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

(3)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.95%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class J Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Flexible Income Portfolio	$251	$6,882	$7,837	$7,952	$151	$6,882	$7,837	$7,952
Conservative Balanced Portfolio	255	3,652	6,353	10,090	155	3,652	6,353	10,090
Balanced Portfolio	258	1,549	2,971	6,249	158	1,549	2,971	6,249
Conservative Growth Portfolio	263	1,263	2,416	5,234	163	1,263	2,416	5,234
Strategic Growth Portfolio	263	1,243	2,377	5,160	163	1,243	2,377	5,160

Principal Investors Fund	RISK/RETURN SUMMARY 17
www.principal.com

Principal LifeTime Funds

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective:	The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, and 2050 Funds is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the sub-advisors discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal

18 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest in foreign investments, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk

•	Small Company Risk

Each Principal LifeTime Fund is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

Principal Investors Fund	RISK/RETURN SUMMARY 19
www.principal.com

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of October 31, 2007, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below.

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund

Bond & Mortgage Securities Fund	25.62%	18.78%	10.32%	4.65%	1.90%	42.84%
Disciplined LargeCap Blend Fund	9.41	11.37	12.37	12.57	12.45	3.78
High Yield Fund	2.01	2.86	3.29	3.56	3.65	—
High Yield Fund II	0.65	0.83	0.91	0.95	1.00	—
Inflation Protection Fund	3.40	—	—	—	—	13.00
International Emerging Markets Fund	2.93	3.94	4.52	5.07	5.10	—
International Growth Fund	9.13	11.60	13.31	14.34	15.10	4.14
LargeCap Growth Fund	4.28	5.14	6.21	6.74	7.26	2.02
LargeCap Value Fund	2.54	3.09	3.79	4.24	4.46	1.55
Partners International Fund	5.16	6.23	7.17	7.82	7.86	2.48
Partners LargeCap Blend Fund I	4.94	5.78	6.25	6.61	6.51	2.33
Partners LargeCap Growth Fund I	4.26	5.65	6.50	7.65	7.97	1.64
Partners LargeCap Value Fund	2.47	3.15	3.57	4.20	4.40	1.67
Partners LargeCap Value Fund I	2.57	3.24	3.83	4.26	4.65	—
Partners MidCap Growth Fund	—	1.43	1.76	1.84	1.96	—
Partners MidCap Value Fund I	—	1.12	1.51	1.59	1.68	—
Partners SmallCap Growth Fund I	—	—	1.16	1.49	1.88	—
Partners SmallCap Growth Fund III	1.55	1.92	1.62	1.69	1.77	—
Partners SmallCap Value Fund I	—	—	0.96	1.30	1.64	—
Preferred Securities Fund	6.21	5.22	4.23	3.23	2.67	6.59
Real Estate Securities Fund	5.82	4.81	3.93	3.38	3.40	4.36
SmallCap S&P 600 Index Fund	2.37	2.11	1.32	1.29	1.09	1.65
SmallCap Value Fund	1.40	1.73	1.47	1.53	1.60	—
Ultra Short Bond Fund	3.28	—	—	—	—	11.95

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Historical Performance
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

20 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime Strategic Income Fund

Principal Investment Strategies
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.83%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-3.63%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	0.31	7.38	5.09
(after taxes on distributions) (2)	-1.27	6.37	4.29
(after taxes on distributions and sale of shares) (2)	0.50	5.86	3.97
S&P 500 Index (3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D (3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime Strategic Income Blended Index (3)(5)	7.06	8.37	5.78
Morningstar Target-Date 2000-2014 Category Average	5.22	7.33	5.05

(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 21
www.principal.com

Principal LifeTime 2010 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.49%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-5.65%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	2.11	9.51	6.04
(after taxes on distributions) (2)	0.80	8.66	5.36
(after taxes on distributions and sale of shares) (2)	1.82	7.85	4.90
S&P 500 Index (3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2010 Blended Index (3)(5)	6.95	9.77	6.15
Morningstar Target-Date 2000-2014 Category Average	5.22	7.33	5.05

(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 41.9% Russell 3000 Index, 15.1% MSCI EAFE NDTR-D Index, and 43.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

22 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2020 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	10.21%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-7.88%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	3.66	11.34	6.87
(after taxes on distributions) (2)	2.43	10.51	6.23
(after taxes on distributions and sale of shares) (2)	2.88	9.50	5.67
S&P 500 Index (3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2020 Blended Index (3)(5)	6.92	11.31	6.63
Morningstar Target-Date 2015-2029 Category Average	6.05	10.44	5.80

(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 51.1% Russell 3000 Index, 19.4% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 23
www.principal.com

Principal LifeTime 2030 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	11.29%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-10.18%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	4.70	12.26	6.84
(after taxes on distributions) (2)	3.48	11.50	6.28
(after taxes on distributions and sale of shares) (2)	3.60	10.38	5.70
S&P 500 Index (3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2030 Blended Index (3)(5)	6.86	12.24	6.75
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 57.3% Russell 3000 Index, 22.5% MSCI EAFE NDTR-D Index, and 20.2% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

24 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2040 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	12.11%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.28%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	5.39	12.67	6.97
(after taxes on distributions) (2)	4.25	12.02	6.49
(after taxes on distributions and sale of shares) (2)	4.08	10.82	5.86
S&P 500 Index (3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2040 Blended Index (3)(5)	6.79	13.12	6.89
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 61.8% Russell 3000 Index, 24.7% MSCI EAFE NDTR-D Index, and 13.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 25
www.principal.com

Principal LifeTime 2050 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.07%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.88%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	5.36	13.02	6.27
(after taxes on distributions) (2)	4.14	12.41	5.82
(after taxes on distributions and sale of shares) (2)	4.14	11.17	5.27
S&P 500 Index (3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2050 Blended Index (3)(5)	6.80	14.08	6.99
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Class J shares were first sold on June 15, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on March 1, 2001.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

26 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Fees and Expenses of the Principal LifeTime Funds
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Class J shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Class J Shares
						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund	Fund

Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.4500	0.4500	0.4500	0.4500	0.4500	0.4500
Other Expenses	0.0600	0.0600	0.0800	0.1200	0.2100	0.1100

Total Gross Operating Fees and Expenses (1)	0.6325%	0.6325%	0.6525%	0.6925%	0.7825%	0.6825%
Expense Reimbursement at Principal LifeTime Fund Level (2)	0.0500	0.0500	0.0500	0.0500	0.0500	0.0500

Net Operating Fees and Expenses	0.5825%	0.5825%	0.6025%	0.6425%	0.7325%	0.6325%
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600	0.5500

Total Annual Fund Operating Expenses	1.2325%	1.2825%	1.3325%	1.3925%	1.4925%	1.1825%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Principal LifeTime 2050 and Principal LifeTime Strategic Income Fund have been increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class J Shares
	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10

Principal LifeTime 2010 Fund	$226	$402	$699	$1,544	$126	$402	$699	$1,544
Principal LifeTime 2020 Fund	231	417	725	1,600	131	417	725	1,600
Principal LifeTime 2030 Fund	236	433	752	1,656	136	433	752	1,656
Principal LifeTime 2040 Fund	242	451	783	1,723	142	451	783	1,723
Principal LifeTime 2050 Fund	252	482	836	1,833	152	482	836	1,833
Principal LifeTime Strategic Income Fund	221	386	672	1,487	121	386	672	1,487

Principal Investors Fund	RISK/RETURN SUMMARY 27
www.principal.com

Partners Largecap Blend Fund
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund II)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Fund’s portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

28 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Securities Lending Risk

T. Rowe Price became the Sub-Advisor to the Fund effective March 9, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.02%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.63%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Year	Life of Fund
Class J (before taxes)	4.12	11.14	3.97
(after taxes on distributions) (2)	2.34	10.12	3.28
(after taxes on distributions and sale of shares) (2)	4.35	9.49	3.26
S&P 500 Index (3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 29
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.74%
12b-1 Fees	0.45
Other Expenses	0.17

Total Annual Fund Operating Expenses (1)	1.36%
Expense Reimbursement (2)	0.05

Net Expenses	1.31%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$233	$426	$740	$1,631	$133	$426	$740	$1,631

30 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners Largecap Blend Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund I)

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in “equity securities” of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2007, the range was between approximately $0.7 billion and $511.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company’s “publicly-issued securities”. Up to 25% of Fund assets may be invested in foreign securities.

GSAM seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Active Trading Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Value Stock Risk
•	Exchange Rate Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Foreign Securities Risk
•	Securities Lending Risk

GSAM became Sub-Advisor to the Fund on December 16, 2002.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.11%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.73%

Principal Investors Fund	RISK/RETURN SUMMARY 31
www.principal.com

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	0.76	11.07	0.25
(after taxes on distributions) (2)	0.25	10.89	0.12
(after taxes on distributions and sale of shares) (2)	1.19	9.66	0.19
S&P 500 Index (3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as of October 31, 2007

For the year ended October 31, 2007	Class J
Management Fees	0.44%
12b-1 Fees	0.45
Other Expenses	0.16

Total Annual Fund Operating Expenses (1)	1.05%
Expense Reimbursement (2)	0.05

Net Expenses	1.00%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$202	$329	$575	$1,278	$102	$329	$575	$1,278

32 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LargeCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. To meet its investment objective, the Fund may invest in initial public offerings.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	13.49%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-23.94%

Principal Investors Fund	RISK/RETURN SUMMARY 33
www.principal.com

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	21.25	14.56	-0.24
(after taxes on distributions) (2)	20.92	14.42	-0.34
(after taxes on distributions and sale of shares) (2)	14.26	12.78	-0.23
Russell 1000 Growth Index (3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.62%
12b-1 Fees	0.45
Other Expenses	0.26

Total Annual Fund Operating Expenses (1)	1.33%
Expense Reimbursement (2)	0.05

Net Expenses	1.28%

(1)	Expense information has been restated to reflect current fees. Effective January 16, 2007, the Fund’s management fees were increased. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$230	$416	$724	$1,597	$130	$416	$724	$1,597

34 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners Largecap Growth Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund I)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $527.8 billion) at the time of purchase. The Fund’s investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund’s portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Exchange Rate Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Underlying Fund Risk

•	Market Segment (LargeCap) Risk

•	Active Trading Risk

•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 35
www.principal.com

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	12.66%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-18.76%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	6.58	9.89	-1.22
(after taxes on distributions) (2)	5.74	9.38	-1.55
(after taxes on distributions and sale of shares) (2)	5.24	8.53	-1.09
Russell 1000 Growth Index (3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

36 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.73%
12b-1 Fees	0.45
Other Expenses	0.28

Total Annual Fund Operating Expenses (1)	1.46%
Expense Reimbursement (2)	0.05

Net Expenses	1.41%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$244	$457	$793	$1,742	$144	$457	$793	$1,742

Principal Investors Fund	RISK/RETURN SUMMARY 37
www.principal.com

Partners Largecap Growth Fund II
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2007, the range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although American Century intends to invest the Fund’s assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund’s foreign investments are in companies located and doing business in developed countries.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk

•	Foreign Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Foreign Securities Risk

American Century has been the Fund’s Sub-Advisor since December 6, 2000.

38 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	14.27%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-20.15%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	16.40	12.07	-0.06
(after taxes on distributions) (2)	13.58	10.96	-0.77
(after taxes on distributions and sale of shares) (2)	12.01	10.12	-0.32
Russell 1000 Growth Index (3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 39
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.94%
12b-1 Fees	0.45
Other Expenses	0.31

Total Annual Fund Operating Expenses (1)	1.70%
Expense Reimbursement (2) (3)	0.05

Net Expenses	1.65%

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

(3)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.75%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$268	$531	$918	$2,004	$168	$531	$918	$2,004

40 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LargeCap S&P 500 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.7 billion and $511.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Market Segment (LargeCap) Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Principal Investors Fund	RISK/RETURN SUMMARY 41
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.93%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.49%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	3.76	11.74	1.90
(after taxes on distributions) (2)	3.39	11.30	1.59
(after taxes on distributions and sale of shares) (2)	2.94	10.21	1.57
S&P 500 Index (3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

42 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.15%
12b-1 Fees	0.45
Other Expenses	0.16

Total Annual Fund Operating Expenses (1)	0.76%
Expense Reimbursement (2)	0.05

Net Expenses	0.71%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$173	$238	$418	$938	$73	$238	$418	$928

Principal Investors Fund	RISK/RETURN SUMMARY 43
www.principal.com

LargeCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of December 31, 2007 ranged between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

•	determination that a stock is selling below its fair market value;
•	early recognition of changes in a company’s underlying fundamentals;
•	evaluation of the sustainability of fundamental changes; and
•	monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk
•	Securities Lending Risk

44 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.93%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.25%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-1.34	11.68	5.11
(after taxes on distributions) (2)	-2.94	10.84	4.53
(after taxes on distributions and sale of shares) (2)	0.80	10.09	4.33
Russell 1000 Value Index (3)	-0.17	14.63	6.74
Morningstar Large Value Category Average	1.42	13.16	5.13

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 45
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.44%
12b-1 Fees	0.45
Other Expenses	0.21

Total Annual Fund Operating Expenses (1)	1.10%
Expense Reimbursement (2)	0.05

Net Expenses	1.05%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$207	$345	$601	$1,336	$107	$345	$601	$1,336

46 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners Largecap Value Fund
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund III)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as “value” investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer’s intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong “sell discipline” in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of “special situation” companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer’s intrinsic value involves fundamental research about such companies and issuers.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Foreign Securities Risk

Principal Investors Fund	RISK/RETURN SUMMARY 47
www.principal.com

AllianceBernstein has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.40%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.69%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Year	Life of Fund
Class J (before taxes)	-5.18	11.41	6.98
(after taxes on distributions) (2)	-6.33	10.74	6.48
(after taxes on distributions and sale of shares) (2)	-1.89	9.95	6.04
Russell 1000 Value Index (3)	-0.17	14.63	6.74
Morningstar Large Value Category Average	1.42	13.16	5.13

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

48 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.76%
12b-1 Fees	0.45
Other Expenses	0.18

Total Annual Fund Operating Expenses (1)	1.39%
Expense Reimbursement (2)	0.05

Net Expenses	1.34%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$236	$435	$756	$1,664	$136	$435	$756	$1,664

Principal Investors Fund	RISK/RETURN SUMMARY 49
www.principal.com

MidCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap® Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	MidCap Stock Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Value Stock Risk
•	Active Trading Risk

50 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.87%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-10.76%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	7.79	15.31	9.10
(after taxes on distributions) (2)	6.10	14.17	8.32
(after taxes on distributions and sale of shares) (2)	7.14	13.33	7.88
Russell Midcap Index (3)	5.60	18.21	8.98
Morningstar Mid-Cap Blend Category Average	4.85	15.64	7.26

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 51
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.64%
12b-1 Fees	0.45
Other Expenses	0.19

Total Annual Fund Operating Expenses (1)	1.28%
Expense Reimbursement (2)	0.05

Net Expenses	1.23%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$225	$401	$697	$1,541	$125	$401	$697	$1,541

52 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

MidCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals seeks to select companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk

Principal Investors Fund	RISK/RETURN SUMMARY 53
www.principal.com

CCI became the Fund’s Sub-Advisor on January 5, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	35.48%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-36.65%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	27.79	16.04	-1.62
(after taxes on distributions) (2)	26.34	15.78	-1.78
(after taxes on distributions and sale of shares) (2)	19.68	14.13	-1.38
Russell Midcap Growth Index (3)	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average	15.09	16.33	2.88

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

54 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.65%
12b-1 Fees	0.45
Other Expenses	0.39

Total Annual Fund Operating Expenses (1)	1.49%
Expense Reimbursement (2)	0.05

Net Expenses	1.44%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$247	$466	$808	$1,775	$147	$466	$808	$1,775

Principal Investors Fund	RISK/RETURN SUMMARY 55
www.principal.com

Partners MidCap Growth Fund
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund III)

Sub-Advisor(s):	Turner Investment Partners, Inc. (“Turner”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.

Turner selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk

•	Market Segment (MidCap) Risk

•	Active Trading Risk
•	MidCap Stock Risk

•	Securities Lending Risk

56 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Turner has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	24.74%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.53%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	22.63	18.89	1.38
(after taxes on distributions) (2)	21.37	18.52	1.15
(after taxes on distributions and sale of shares) (2)	16.41	16.73	1.17
Russell Midcap Growth Index (3)	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average	15.09	16.33	2.88

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 57
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.99%
12b-1 Fees	0.45
Other Expenses	0.27

Total Annual Fund Operating Expenses (1)	1.71%
Expense Reimbursement (2)	0.05

Net Expenses	1.66%

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$269	$534	$923	$2,015	$169	$534	$923	$2,015

58 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

MidCap S&P 400 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) MidCap 400 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.3 million and $12.4 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	MidCap Stock Risk
•	Market Segment (MidCap) Risk
•	Securities Lending Risk
•	Derivatives Risk

NOTE:	“Standard & Poor’s MidCap 400” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Principal Investors Fund	RISK/RETURN SUMMARY 59
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	17.50%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.87%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	6.22	14.99	7.91
(after taxes on distributions) (2)	4.92	14.23	7.36
(after taxes on distributions and sale of shares) (2)	5.47	13.04	6.79
S&P MidCap 400 Index (3)	7.98	16.20	8.76
Morningstar Mid-Cap Blend Category Average	4.85	15.64	7.26

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

60 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.15%
12b-1 Fees	0.45
Other Expenses	0.24

Total Annual Fund Operating Expenses (1)	0.84%
Expense Reimbursement (2)	0.05

Net Expenses	0.79%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$181	$263	$461	$1,033	$81	$263	$461	$1,033

Principal Investors Fund	RISK/RETURN SUMMARY 61
www.principal.com

MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund III)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”) and Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The portion of Fund assets managed by PGI is invested in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund’s investments are selected primarily on the basis of fundamental security analysis, focusing on the company’s financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The BHMS investment strategy emphasizes low P/E ratios, low price to book ratios and high dividend yields, which should offer protection in a declining market environment. In a rising market environment, BHMS expects these securities to benefit from growth in profitability and earnings. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS normally does not time the market for short-term gains.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

62 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 13, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.64%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.89%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-1.74	13.48	9.13
(after taxes on distributions) (2)	-3.26	11.73	7.77
(after taxes on distributions and sale of shares) (2)	0.43	11.18	7.46
Russell Midcap Value Index (3)	-1.42	17.92	11.24
Morningstar Mid-Cap Value Category Average	0.83	15.55	8.91

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 63
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.65%
12b-1 Fees	0.45
Other Expenses	0.20

Total Annual Fund Operating Expenses (1)	1.30%
Expense Reimbursement (2)	0.05

Net Expenses	1.25%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$227	$407	$708	$1,563	$127	$407	$708	$1,563

64 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund II)

Sub-Advisor(s):	Neuberger Berman Management, Inc. (“Neuberger Berman”) and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach.

Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:

•	strong fundamentals, such as a company’s financial, operational, and competitive positions;
•	consistent cash flow; and
•	a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.

Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return. Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors

Principal Investors Fund	RISK/RETURN SUMMARY 65
www.principal.com

will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Value Stock Risk
•	MidCap Stock Risk

•	Market Segment (MidCap) Risk

•	Securities Lending Risk

Neuberger Berman has been the Fund’s Sub-Advisor since December 6, 2000. Jacobs Levy was added as an additional Sub-Advisor on June 30, 2006.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	14.36%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.59%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-3.26	14.62	8.91
(after taxes on distributions) (2)	-6.01	12.87	7.73
(after taxes on distributions and sale of shares) (2)	-0.95	12.28	7.43
Russell Midcap Value Index (3)	-1.42	17.92	11.24
Morningstar Mid-Cap Value Category Average	0.83	15.55	8.91

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

66 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.99%
12b-1 Fees	0.45
Other Expenses	0.15

Total Annual Fund Operating Expenses (1)	1.59%
Expense Reimbursement (2)	0.05

Net Expenses	1.54%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$257	$497	$861	$1,885	$157	$497	$861	$1,885

Principal Investors Fund	RISK/RETURN SUMMARY 67
www.principal.com

Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal - REI”)

Objective:	The Fund seeks to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	equity REITs, which primarily own property and generate revenue from rental income;
•	mortgage REITs, which invest in real estate mortgages; and
•	hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal - REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “nondiversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

68 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal–REI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	17.36%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-11.81%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the periods ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-18.69	18.33	15.40
(after taxes on distributions) (2)	-22.13	16.23	13.60
(after taxes on distributions and sale of shares) (2)	-7.82	15.81	13.18
MSCI US REIT Index (3)	-16.82	17.91	15.03
Morningstar Specialty - Real Estate Category Average	-14.66	17.70	14.99

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 69
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.83%
12b-1 Fees	0.45
Other Expenses	0.19

Total Annual Fund Operating Expenses (1)	1.47%
Expense Reimbursement (2)	0.05

Net Expenses	1.42%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$245	$460	$798	$1,753	$145	$460	$798	$1,753

70 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

SmallCap Blend Fund
(Closed to new investors as of September 1, 2007)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of December 31, 2007, this range was between approximately $0.03 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risks
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Value Stock Risk
•	Initial Public Offerings Risk

Principal Investors Fund	RISK/RETURN SUMMARY 71
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.68%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.33%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	0.48	15.44	9.53
(after taxes on distributions) (2)	-1.21	14.35	8.78
(after taxes on distributions and sale of shares) (2)	1.78	13.44	8.26
Russell 2000 Index (3)	-1.57	16.25	8.14
Morningstar Small Blend Category Average	-1.10	15.72	8.97

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

72 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees.	0.75%
12b-1 Fees	0.15
Other Expenses	0.18

Total Annual Fund Operating Expenses (1)	1.08%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have changed effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$210	$343	$595	$1,317	$110	$343	$595	$1,317

Principal Investors Fund	RISK/RETURN SUMMARY 73
www.principal.com

SmallCap Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Emerging Market Risk
•	Market Segment (SmallCap) Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

74 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	33.36%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-33.20%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	8.38	15.97	2.84
(after taxes on distributions) (2)	7.36	15.18	2.10
(after taxes on distributions and sale of shares) (2)	6.86	13.97	2.21
Russell 2000 Growth Index (3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 75
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.75%
12b-1 Fees	0.45
Other Expenses	0.25

Total Annual Fund Operating Expenses (1)	1.45%
Expense Reimbursement (2)	0.05

Net Expenses	1.40%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$243	$454	$787	$1,731	$143	$454	$787	$1,731

76 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners SmallCap Growth Fund I
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund I)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Sub-Advisor, AllianceBernstein, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales growth and competitive returns on equity relative to their peers. In doing so, AllianceBernstein analyzes such factors as:

•	Earnings growth potential relative to competitors
•	Market share and competitive leadership of the company’s products
•	Quality of management
•	Financial condition (such as debt to equity ratio)
•	Valuation in comparison to a stock’s own historical norms and the stocks of other small-cap companies

AllianceBernstein follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Market Segment (Mid Cap and Small Cap) Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Securities Lending Risk
•	Initial Public Offerings Risk
•	MidCap Stock Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 77
www.principal.com

Alliance became Sub-Advisor to the Fund on March 29, 2003.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	27.02%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-26.73%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	11.94	16.42	1.59
(after taxes on distributions) (2)	9.97	15.86	1.25
(after taxes on distributions and sale of shares) (2)	9.19	14.37	1.29
Russell 2000 Growth Index (3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

78 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	1.10%
12b-1 Fees	0.45
Other Expenses	0.49

Total Annual Fund Operating Expenses (1)	2.04%
Expense Reimbursement (2)	0.05

Net Expenses	1.99%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$302	$635	$1,094	$2,365	$202	$635	$1,094	$2,365

Principal Investors Fund	RISK/RETURN SUMMARY 79
www.principal.com

Partners SmallCap Growth Fund II
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund II)

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Emerald Advisers, Inc. (“Emerald”), and Essex Investment Management Company, LLC (“Essex”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, this range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting improving business fundamentals and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the business fundamentals demonstrate a significant deterioration, or if the valuation is no longer attractive relative to Essex’s long-term growth expectations.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors,

80 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk

•	Market Segment (SmallCap) Risk

•	Initial Public Offerings Risk
•	MidCap Stock Risk

UBS Global AM became the Fund’s Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	29.53%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.26%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	3.86	13.62	-0.28
(after taxes on distributions) (2)	2.67	12.77	-0.81
(after taxes on distributions and sale of shares) (2)	3.66	11.85	-0.30
Russell 2000 Growth Index (3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 81
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.99%
12b-1 Fees	0.45
Other Expenses	0.40

Total Annual Fund Operating Expenses (1)	1.84%
Expense Reimbursement (2)	0.05

Net Expenses	1.79%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$282	$574	$991	$2,154	$182	$574	$991	$2,154

82 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

SmallCap S&P 600 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) SmallCap 600 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.06 billion and $4.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P SmallCap 600. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Market Segment (SmallCap) Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Principal Investors Fund	RISK/RETURN SUMMARY 83
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	20.28%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.78%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-1.94	14.79	9.46
(after taxes on distributions) (2)	-3.47	13.97	8.83
(after taxes on distributions and sale of shares) (2)	0.36	12.86	8.16
S&P SmallCap 600 Index (3)	-0.30	16.04	9.71
Morningstar Small Blend Category Average	-1.10	15.72	8.97

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

84 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.15%
12b-1 Fees	0.45
Other Expenses	0.23

Total Annual Fund Operating Expenses (1)	0.83%
Expense Reimbursement (2)	0.05

Net Expenses	0.78%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$180	$260	$456	$1,021	$80	$260	$456	$1,021

Principal Investors Fund	RISK/RETURN SUMMARY 85
www.principal.com

SmallCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk

86 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	22.94%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.38%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-8.85	14.73	12.02
(after taxes on distributions) (2)	-10.41	12.95	10.53
(after taxes on distributions and sale of shares) (2)	-4.63	12.16	9.89
Russell 2000 Value Index (3)	-9.78	15.80	11.20
Morningstar Small Value Category Average	-6.08	14.58	10.82

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 87
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.75%
12b-1 Fees	0.45
Other Expenses	0.20

Total Annual Fund Operating Expenses (1)	1.40%
Expense Reimbursement (2)	0.05

Net Expenses	1.35%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$237	$438	$761	$1,675	$137	$438	$761	$1,675

88 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners SmallCap Value Fund
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund III)

Sub-Advisor(s):	Ark Asset Management Co., Inc. (“Ark Asset”) and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long- term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion) or up to $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Ark Asset combines a systematic quantitative approach with traditional fundamental analysis to identify attractive small cap value companies. The firm uses proprietary computer models that incorporate data from several sources to identify securities that provide believes to be favorable investment opportunities. These models include traditional measures of value as well as earning expectations and are combined with a fundamental overlay to determine the relative attractiveness of each security in the research universe. Stocks with the highest overall ranking considered for inclusion in the Fund’s portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund’s portfolio if a) its quantitative ranking has fallen to the bottom 40% of the research universe and/or it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations; or b) analysis indicates the risk/reward opportunity of a new investment is more favorable. To minimize risk and increase diversification, Ark Asset generally allocates Fund assets among economic sectors to within five percentage points (on an absolute basis) of that economic sector’s percentage weighting in the Russell 2000 Index.

LA Capital employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security’s exposure, and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	RISK/RETURN SUMMARY 89
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	MidCap Stock Risk

•	Securities Lending Risk

•	Value Stock Risk
•	Small Company Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk

Ark Asset has been Sub-Advisor to the Fund since its inception on March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.16%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-21.07%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-8.87	12.08	9.01
(after taxes on distributions) (2)	-12.83	10.21	7.56
(after taxes on distributions and sale of shares) (2)	-0.89	10.62	7.86
Russell 2000 Value Index (3)	-9.78	15.80	11.07
Morningstar Small Value Category Average	-6.08	14.58	10.62

(1)	Lifetime results are measured from the date the Class J shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

90 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	1.00%
12b-1 Fees	0.45
Other Expenses	043

Total Annual Fund Operating Expenses (1)	1.88%

Expense Reimbursement (2)	0.05

Net Expenses	1.83%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$286	$586	$1,011	$2,197	$186	$586	$1,011	$2,197

Principal Investors Fund	RISK/RETURN SUMMARY 91
www.principal.com

Diversified International Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;

•	the company’s principal securities trading market is outside the U.S.; and

•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.
Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

In choosing investments for the fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

• Equity Securities Risk

•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk

•	Market Segment (LargeCap) Risk

•	Active Trading Risk

•	Underlying Fund Risk

92 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	17.41%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.93%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	13.93	23.20	8.92
(after taxes on distributions) (2)	11.22	21.99	8.16
(after taxes on distributions and sale of shares) (2)	11.58	20.42	7.66
Citigroup BMI Global ex-US Index (3)	16.70	25.36	11.73
MSCI ACWI Ex-US Index (3) (4)	16.65	24.00	10.43
Morningstar Foreign Large Blend Category Average	12.71	20.31	7.50

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 93
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.87%
12b-1 Fees	0.45
Other Expenses	0.21

Total Annual Fund Operating Expenses (1)	1.53%
Expense Reimbursement (2)	0.05

Net Expenses	1.48%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$251	$478	$829	$1,819	$151	$478	$829	$1,819

94 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

International Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;
•	the company’s principal securities trading market is outside the U.S.; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Underlying Fund Risk

•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 95
www.principal.com

PGI became the Sub-Advisor to the Fund on November 1, 2002.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	18.05%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-21.48%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	10.86	22.84	8.76
(after taxes on distributions) (2)	8.88	20.95	7.57
(after taxes on distributions and sale of shares) (2)	8.58	19.55	7.18
CITI World Ex-US BMI Growth Index (3)	13.39	22.06	7.42
MSCI World Ex-US Growth Index (3) (4)	18.03	20.59	6.99
Morningstar Foreign Large Growth Category Average	16.26	20.90	6.64

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

96 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.97%
12b-1 Fees	0.45
Other Expenses	0.23

Total Annual Fund Operating Expenses (1)	1.65%
Expense Reimbursement (2)	0.05

Net Expenses	1.60%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$268	$520	$897	$1,955	$168	$520	$897	$1,955

Principal Investors Fund	RISK/RETURN SUMMARY 97
www.principal.com

International Emerging Markets Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Fund may invest assets in smaller or mid capitalization companies.

The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office in emerging market countries;
•	the company’s principal securities trading market is an emerging market country; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Market Segment (Small and MidCap) Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Emerging Market Risk
•	Securities Lending Risk
•	Small Company Risk
•	Active Trading Risk
•	Underlying Fund Risk

98 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	26.53%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-23.89%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	40.01	38.00	23.22
(after taxes on distributions) (2)	33.42	35.20	21.43
(after taxes on distributions and sale of shares) (2)	27.55	32.87	20.03
MSCI Emerging Markets Free Index - NDTR (3)	39.39	37.00	23.62
Morningstar Diversified Emerging Mkts Category Average	36.68	35.18	22.27

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 99
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	1.19%
12b-1 Fees	0.45
Other Expenses	0.25

Total Annual Fund Operating Expenses (1)	1.89%
Expense Reimbursement (2)	0.05

Net Expenses	1.84%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$287	$589	$1,017	$2,207	$187	$589	$1,017	$2,207

100 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Bond & Mortgage Securities Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or

•	securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may also enter into reverse repurchase agreements to attempt to enhance portfolio return and income and may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

65	.64% in securities rated Aaa 4.50% in securities rated Aa 7.94% in securities rated A	13	.10% in securities rated Baa 4.40% in securities rated Ba 4.12% in securities rated B	0	.22% in securities rated Caa 0.07% in securities rated Ca 0.01% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities
•	Active Trading Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Prepayment Risk
•	Derivatives Risk
•	High Yield Securities Risk
•	Securities Lending Risk
•	U.S. Government Securities Risk
•	Portfolio Duration Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 101
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q3 ’02	4.03%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.50%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	1.43	3.05	4.42
(after taxes on distributions) (2)	-0.22	1.76	2.96
(after taxes on distributions and sale of shares) (2)	0.92	1.86	2.91
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.99

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

102 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.52%
12b-1 Fees	0.45
Other Expenses	0.21

Total Annual Fund Operating Expenses (1)	1.18%
Expense Reimbursement (2)	0.05

Net Expenses	1.13%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$215	$370	$644	$1,427	$115	$370	$644	$1,427

Principal Investors Fund	RISK/RETURN SUMMARY 103
www.principal.com

Government & High Quality Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

104 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.93%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.78%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	2.88	2.48	3.83
(after taxes on distributions) (2)	1.40	1.24	2.41
(after taxes on distributions and sale of shares) (2)	1.86	1.39	2.42
Lehman Brothers Government/Mortgage Index (3)	7.72	4.28	5.58
Morningstar Intermediate Government Category Average	6.09	3.27	4.58

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 105
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.40%
12b-1 Fees	0.45
Other Expenses	0.26

Total Annual Fund Operating Expenses (1)	1.11%
Expense Reimbursement (2)	0.05

Net Expenses	1.06%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$208	$348	$607	$1,347	$108	$348	$607	$1,347

106 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

High Quality Intermediate-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody’s or, if not rated, in PGI’s opinion, of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
•	securities rated less than the three highest grades of S&P or Moody’s but not lower than BBB- (S&P) or Baa3 (Moody’s) (i.e. less than investment grade).
Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may enter into reverse repurchase agreements to attempt to enhance portfolio return and income. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a specified date and price. Reverse repurchase agreements are considered to be borrowings by the Fund and are subject to the Fund’s restrictions on borrowing. The Fund pays interest on this “secured financing” and attempts to make money on the difference between the financing rate and the interest earned.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

Principal Investors Fund	RISK/RETURN SUMMARY 107
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q3 ’02	4.46%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.47%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	1.38	2.85	4.33
(after taxes on distributions) (2)	-0.11	1.61	2.84
(after taxes on distributions and sale of shares) (2)	0.90	1.73	2.82
Lehman Brothers Aggregate Bond Index (3)	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.99

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

108 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.40%
12b-1 Fees	0.45
Other Expenses	0.30

Total Annual Fund Operating Expenses (1)	1.15%
Expense Reimbursement (2)	0.05

Net Expenses	1.10%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$212	$360	$628	$1,393	$112	$360	$628	$1,393

Principal Investors Fund	RISK/RETURN SUMMARY 109
www.principal.com

Inflation Protection Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income and real (after-inflation) total returns.

Investor Profile:	The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

Main Strategies and Risks
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a “real rate of return” – a return after adjusting for the impact of inflation. Inflation – a rise in the general price level – erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment’s inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:

•	inflation protected debt securities issued by the U.S. Treasury and U.S. Government sponsored entities as well as inflation protected debt securities issued by corporations;
•	inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
•	floating rate notes;
•	adjustable rate mortgages;
•	derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and
•	commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities (“junk bonds”) but not in securities rated lower than CCC- or Caa3 by S&P or Moody’s or, if unrated, determined by PGI to be of comparable quality.

The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may also enter into reverse repurchase agreements and may lend its portfolio securities to brokers, dealers and other financial institutions.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

110 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

73	.43% in securities rated Aaa 4.80% in securities rated Aa 5.94% in securities rated A	10	.57% in securities rated Baa 3.33% in securities rated Ba 1.90% in securities rated B	0	.01% in securities rated Caa 0.00% in securities rated Ca 0.02% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Securities Risk

PGI has been the Fund’s Sub-Advisor since December 29, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q3 ’06	3.39%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’06	-2.01%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Class J (before taxes)	4.35	2.84
(after taxes on distributions) (2)	1.85	0.99
(after taxes on distributions and sale of shares) (2)	2.80	1.35
Lehman Brothers US Treasury TIPS Index (3)	11.64	4.94
Morningstar Inflation-Protected Bond Category Average	9.86	3.89

(1)	Lifetime results are measured from the date the Class J shares were first sold (December 29, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 111
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.40%
12b-1 Fees	0.45
Other Expenses	0.50

Total Annual Fund Operating Expenses (1)	1.35%
Expense Reimbursement (2) (3)	0.20

Net Expenses	1.15%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

(3)	Principal has contractually agreed to limit the Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.15%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$217	$405	$717	$1,604	$117	$405	$717	$1,604

112 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Preferred Securities Fund

Sub-Advisor(s):	Spectrum Asset Management, Inc. (“Spectrum”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

Main Strategies and Risks
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund’s assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.

The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Non-Diversification Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Equity Securities Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Sector Risk
•	Real Estate Securities Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 113
www.principal.com

Spectrum has been the Sub-Advisor since the Fund’s inception date on May 1, 2002. Class J shares were added to the Fund on December 29, 2003.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	5.33%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.22%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-9.55	2.08	2.61
(after taxes on distributions) (2)	-11.05	0.53	1.17
(after taxes on distributions and sale of shares) (2)	-6.07	0.95	1.46
Merrill Lynch Hybrid Preferred Securities Index (3)	-12.74	1.74	2.59
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.58

(1)	Class J shares were first sold on December 29, 2003. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on May 1, 2002.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

114 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.74%
12b-1 Fees	0.45
Other Expenses	0.32

Total Annual Fund Operating Expenses (1)	1.51%
Expense Reimbursement (2)	0.05

Net Expenses	1.46%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$249	$472	$819	$1,797	$149	$472	$619	$1,797

Principal Investors Fund	RISK/RETURN SUMMARY 115
www.principal.com

Short-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities (“junk bonds”) and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64	.12% in securities rated Aaa 5.29% in securities rated Aa 7.30% in securities rated A	17	.55% in securities rated Baa 3.59% in securities rated Ba 2.11% in securities rated B	0	.03% in securities rated Caa 0.00% in securities rated Ca 0.01% in securities rated C

The above percentage for Caa rated securities include unrated securities in the amount of 0.01% which have been determined by PGI to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk

•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk

•	Active Trading Risk

•	Prepayment Risk
•	Real Estate Securities Risk

•	Securities Lending Risk

116 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.72%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.70%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	1.97	2.08	3.45
(after taxes on distributions) (2)	0.35	0.86	2.03
(after taxes on distributions and sale of shares) (2)	1.27	1.07	2.10
Lehman Brothers MF (1-3) US Government Credit Index (3)	7.10	3.18	4.27
Lehman Brothers Mutual Fund 1-5 Gov’t/Credit Index (3) (4)	8.16	3.30	4.98
Morningstar Short-Term Bond Category Average	4.29	2.88	3.80

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 117
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.40%
12b-1 Fees	0.45
Other Expenses	0.25

Total Annual Fund Operating Expenses (1)	1.10%
Expense Reimbursement (2)	0.05

Net Expenses	1.05%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$207	$345	$601	$1,336	$107	$345	$601	$1,336

118 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Ultra Short Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks current income while seeking capital preservation.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service (“S&P) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, in the opinion of the PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund’s assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are “investment grade.” While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities (“junk bonds”) and may enter into reverse purchase agreements and lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

53.17% in securities rated Aaa	14.21% in securities rated Baa	0.02% in securities rated Caa
7.89% in securities rated Aa	4.47% in securities rated Ba	0.03% in securities rated Ca
17.10% in securities rated A	3.09% in securities rated B	0.02% in securities rated C

The above percentages for Aaa, Aa, A, Baa, Ba and B rated securities include unrated securities in the amount of 0.04%, 0.03%, 0.19%, 0.02%, 0.02% and 0.01% respectively, which have been determined by PGI to be of comparable quality.

Principal Investors Fund	RISK/RETURN SUMMARY 119
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk

•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Prepayment Risk
•	Active Trading Risk
•	Underlying Fund Risk

Principal has been the Fund’s Sub-Advisor since June 15, 2001.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

On July 29, 2004, the Fund converted to a money market fund. On May 27, 2005, the Fund converted to an ultra short term bond fund.

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q3 ’06	1.29%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-2.01%

Average Annual Total Returns (%) (with Maximum Sales Charge) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	-3.54	1.59	2.00
(after taxes on distributions) (2)	-5.17	0.49	0.85
(after taxes on distributions and sale of shares) (2)	-2.27	0.73	1.04
6-Month LIBOR Index (3)	5.61	3.36	3.13
Morningstar Ultrashort Bond Category Average	2.42	2.51	2.73

(1)	Lifetime results are measured from the date the Class J shares were first sold (June 15, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

120 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.40%
12b-1 Fees	0.45
Other Expenses	0.26

Total Annual Fund Operating Expenses (1)	1.11%
Expense Reimbursement (2)	0.05

Net Expenses	1.06%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2008, the Fund’s 12b-1 fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

(2)	The Distributor has contractually agreed to limit the Fund’s 12b-1 fees normally payable by the Fund through the period ending December 31, 2008. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for Class J shares.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$208	$348	$607	$1,347	$108	$348	$607	$1,347

Principal Investors Fund	RISK/RETURN SUMMARY 121
www.principal.com

Money Market Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

•	to take advantage of market variations;
•	to generate cash to cover sales of Fund shares by its shareholders; or
•	upon revised credit opinions of the security’s issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

•	securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
•	securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
•	bank obligations including:

•	certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,
•	bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

•	commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
•	corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
•	repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
•	taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

122 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Municipal Securities Risk
•	Fixed-Income Securities Risk
•	Eurodollar and Yankee Obligations Risk
•	U.S. Government Sponsored Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q1 ’01	1.18%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’03 through Q2 ’04	0.00%

Average Annual Total Returns (%) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	3.41	2.16	2.10
Lehman Brothers U.S. Treasury Bellwethers 3 Month Index (2)	5.11	3.08	3.04

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

To obtain the Fund’s current yield, call 1-800-547-7754

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 123
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.38%
12b-1 Fees	0.25
Other Expenses	0.35

Total Annual Fund Operating Expenses	0.98%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$200	$312	$542	1,201	$100	$312	$542	$1,201

124 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

THE COSTS OF INVESTING

Fees and Expenses of the Funds
The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

One-time Fees

•	If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

•	The CDSC is not imposed on shares:

•	that were purchased pursuant to the Small Amount Force Out program (SAFO);
•	redeemed within 90 days after an account is re-registered due to a shareholder’s death; or
•	redeemed due to a shareholder’s disability (as defined in the Internal Revenue Code) provided the shares were purchased prior to the disability;
•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;

•	sold using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established);

•	that were redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or

•	of the Money Market Fund redeemed within 30 days of initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.

•	An excessive trading fee* of 1.00% is charged on redemptions or exchanges of $30,000 or more if the shares were purchased within 30 days of the redemption or exchanges. The fee does not apply to redemptions from the Money Market Fund or to redemptions made: through a systematic withdrawal plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of the shares’ redemption.

Ongoing Fees
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund and SAM Portfolio, as a shareholder in the underlying fund, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund and SAM Portfolio is net of the underlying funds’ operating expenses.

Each of the Funds pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

•	Management Fee — Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
•	Distribution Fee — Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class J shares. Under the plan, the Class J shares of each Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
•	Transfer Agent Fee — Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class J shares of the Fund. These services are currently provided at cost.

Class J shares of the Funds also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholders, the cost of shareholder meetings held solely for Class J shares, and other operating expenses of the Fund.

Principal Investors Fund	THE COSTS OF INVESTING 125
www.principal.com

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

Each of the Funds has adopted a 12b-1 Plan for the Class J shares of the Fund. Under the 12b-1 Plans, each Fund may make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The Distributor for Class J shares of Principal Investors Fund is Princor, a wholly owned subsidiary of Principal. The term “Distributor” as used in this section refers to Princor.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the Funds are set forth below:

Maximum Annualized
Fund	Rule 12b-1 Fee

All Funds except Money Market and SmallCap Blend Funds	0.45%
Money Market Fund	0.25%
SmallCap Blend Fund	0.15%

The Distributor has contractually agreed to reduce the 12b-1 fee from 0.45% to 0.40% through December 31, 2008. The effect of this reduction will be to lower each Fund’s total operating expenses and increase the Fund’s total return. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify or leave unchanged the 12b-1 plan at the time the board directs the implementation of the closure of the fund.

The proceeds from the Rule 12b-1 fees paid by Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may generally receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Affiliates of Princor provide services (such as keeping records of participant accounts) to retirement plans. Princor may pay a bonus or other consideration or incentive to dealers when a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a Princor registered representative, if the dealer sold the funding vehicle the retirement plan utilizes. The dealer may pay to its Investment Representatives some or all of the amounts Princor pays to the dealer.

126 DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	Principal Investors Fund
1-800-222-5852

Princor may, from time-to-time, at its expense or through use of amounts it receives from the Fund through a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s marketing programs and the extent of a dealer’s marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor’s resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The information in this section does not apply directly to the Principal LifeTime Funds or the Strategic Asset Management (“SAM”) Portfolios, except to the extent the Principal LifeTime Funds or SAM Portfolios invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 127
www.principal.com

arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of the investment losses.

Bank Loans (also known as Senior Floating Rate Interests)
Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentive for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts
A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

128 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-222-5852

High Yield Securities
The Bond & Mortgage Securities, Short-Term Bond and Ultra Short Bond Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody’s or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher- grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Real Estate Investment Trusts
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as “REITs.” In addition, the Real Estate Securities Fund typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)
Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market,

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 129
www.principal.com

unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps, and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
•	the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

130 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-222-5852

Convertible Securities
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing
As a principal investment strategy, the Diversified International, International Emerging Markets and International Growth Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S.;
•	companies for which the principal securities trading market is outside the U.S.; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 131
www.principal.com

impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies
The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, High Quality Intermediate-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Preferred Securities, Real Estate Securities and Short-Term Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As

132 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-222-5852

a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Fund of Funds
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management (“SAM”) Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover.

Funds with high turnover rates (more than 100%) often have higher transaction costs (that are paid by the Fund) that may have an adverse impact on Fund performance and may generate short-term capital gains (on which taxes may be imposed even if no shares of the Fund are sold during the year). No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 133
www.principal.com

MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers appointed by Principal for each Principal LifeTime Fund are, effective June 1, 2007, James Fennessey, Michael P. Finnegan, and Randy L. Welch. The Portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows.

On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Fund’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs, Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

134 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below for the Partners SmallCap Growth Fund I operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

The management of and investment decisions for the Partners LargeCap Value Fund’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Day-to-day
Fund	Fund Management

Partners LargeCap Value	Marilyn G. Fedak
John Mahedy
Chris Marx
John D. Phillips, Jr.

Partners SmallCap Growth I	Bruce K. Aronow
N. Kumar Kirpalani
Samantha S. Lau
Wen-Tse Tseng

Bruce K. Aronow, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining AllianceBernstein in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

N. Kumar Kirpalani, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.

Samantha S. Lau, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY)

Principal Investors Fund	MANAGEMENT OF THE FUNDS 135
www.principal.com

(formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO–US Value equities in 2003. He continues to serve as director of research — US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

Wen-Tse Tseng. Mr. Tseng, Vice President and Portfolio Analyst/Manager, joined Alliance Bernstein in 2006 and is responsible for research and portfolio management for the US Small/SMD Cap Growth healthcare sector. Prior to joining the firm, he spent four years as the healthcare portfolio manager for the small-cap growth team at William D. Witter (the same team had previously managed assets for Weiss, Peck & Greer). Prior to that, Mr. Tseng was a senior healthcare analyst at JP Morgan Flemming Asset Management for a year and a half. Mr. Tseng holds a BS from National Taiwan University, an MS in Molecular Genetics and Microbiology from Robert Wood Johnson Medical School-University of Medicine and Dentistry of New Jersey, and an MBA from Graziadio School of Business and Management at Pepperdine University. Location: New York.

Sub-Advisor:	American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Growth II	Prescott LeGard
Gregory Woodhams

Prescott LeGard, CFA. Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.

Gregory J. Woodhams, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor’s degree in Economics from Rice University and a Master’s degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

136 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Sub-Advisor:	Ark Asset Management Co., Inc. (“Ark Asset”) is an independent, 100% employee owned investment management firm. Ark Asset’s offices are located at 125 Broad Street, New York, NY 10004.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Value	Coleman M. Brandt
William G. Charcalis

Coleman M. Brandt. Vice Chairman, Senior Portfolio Manager, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He earned an MBA from the Harvard Graduate School of Business Administration and a BS from the Philadelphia Textile Institute.

William G. Charcalis. Managing Director, Senior Portfolio Manager, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was “a Portfolio” Manager at the IBM Retirement Funds. He earned a BS from the University of Southern California.

Sub-Advisor:	Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”) is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, which is a wholly owned subsidiary of Old Mutual plc. BHMS’s address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

MidCap Value	James P. Barrow
Mark Giambrone

James P. Barrow. During Mr. Barrow’s investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. He earned a BS from the University of South Carolina.

Mark Giambrone, CPA. Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 137
www.principal.com

Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Clifford G. Fox is the lead portfolio manager and Michael Iacono is the assistant portfolio manager. Mr. Fox has the final decision making authority, but relies on Mr. Iacono as the analyst and researcher for stock ideas. Additionally, Mr. Iacono has the authority to execute trades in Mr. Fox’s absence.

Day-to-day
Fund	Fund Management

LargeCap Growth	Anthony Rizza
MidCap Growth	Clifford G. Fox
Michael Iacono

Clifford G. Fox, CFA. Mr. Fox, portfolio manager, joined CCI in 1992. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Michael Iacono, CFA. Managing Director/Co-Portfolio Manager. Mr. Iacono joined Columbus Circle Investors in February, 1997 and rejoined in March, 2000 after a 10 month absence at Bedford Oak Advisors. During Mr. Iacono’s first years at CCI, he held the positions of Research Associate, Securities Analyst, and Senior Securities Analyst. During his 10 month absence, he held the position of portfolio manager at the investment partnership. Mr. Iacono also previously worked at Arthur Andersen, L.L.P. as a Senior Audit and Business Advisor. Mr. Iacono received his B.S. from Boston College. Mr. Iacono is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation. He is a member of the New York Society of Security Analysts.

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

SAM Balanced Portfolio	Michael D. Meighan
Randall L. Yoakum
SAM Conservative Balanced Portfolio	Michael D. Meighan
Randall L. Yoakum
SAM Conservative Growth Portfolio	Michael D. Meighan
Randall L. Yoakum
SAM Flexible Income Portfolio	Michael D. Meighan
Randall L. Yoakum
SAM Strategic Growth Portfolio	Michael D. Meighan
Randall L. Yoakum

138 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen’s Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Joseph W. Garner
Kenneth G. Mertz II
Stacey L. Sears

Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (1985-1992). He earned a BA in Economics from Millersville University.

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 139
www.principal.com

Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Nancy B. Prial

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM’s principal office is located at 32 Old Slip, New York, NY 10005.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend I	Andrew Alford Melissa R. Brown Mark Carhart Robert C. Jones

Andrew Alford. Mr. Alford is a Managing Director and Senior Portfolio Manager at GSAM. Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007.

Melissa R. Brown, CFA. Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity (“GQE”) group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.

Mark Carhart. Mr. Carhart is a Co-Chief Investment Officer and a Managing Director at GSAM. Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

140 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Robert C. Jones, CFA. Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Value	Bruce Jacobs
Ken Levy

Bruce Jacobs, Ph.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Value	David R. Borger
Christine M. Kugler
Stuart K. Matsuda
Hal W. Reynolds
Thomas D. Stevens

Principal Investors Fund	MANAGEMENT OF THE FUNDS 141
www.principal.com

David R. Borger, CFA. Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm’s proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Christine M. Kugler. Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.

Stuart K. Matsuda. Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management’s Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.

Hal W. Reynolds, CFA. Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm’s asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

Thomas D. Stevens, CFA. Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Neuberger Berman Management, Inc. (“Neuberger Berman”) is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Day-to-day
Fund	Fund Management

Partners MidCap Value	S. Basu Mullick

S. Basu Mullick. Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.

142 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Bond & Mortgage Securities	William C. Armstrong Timothy R. Warrick
Diversified International	Paul H. Blankenhagen Juliet Cohn Chris Ibach
Government & High Quality Bond	Brad Fredericks Lisa A. Stange
High Quality Intermediate-Term Bond	William C. Armstrong Timothy R. Warrick
Inflation Protection	Bryan C. Davis Martin J. Schafer
International Emerging Markets	Michael Ade Mihail Dobrinov Michael L. Reynal
International Growth	Steven Larson John Pihlblad
LargeCap S&P 500 Index	Dirk Laschanzky Scott W. Smith
LargeCap Value	Arild Holm John Pihlblad
MidCap Blend	K. William Nolin
MidCap S&P 400 Index	Dirk Laschanzky Scott W. Smith
MidCap Value	Stephen Musser Jeffrey A. Schwarte
Money Market	Tracy Reeg Alice Robertson
Principal LifeTime 2010	Dirk Laschanzky
Principal LifeTime 2020	Dirk Laschanzky
Principal LifeTime 2030	Dirk Laschanzky
Principal LifeTime 2040	Dirk Laschanzky
Principal LifeTime 2050	Dirk Laschanzky
Principal LifeTime Strategic Income	Dirk Laschanzky
Short-Term Bond	Zeid Ayer Craig Dawson
SmallCap Blend	Thomas Morabito Phil Nordhus

Principal Investors Fund	MANAGEMENT OF THE FUNDS 143
www.principal.com

Day-to-day
Fund	Fund Management

SmallCap Growth	Mariateresa Monaco
SmallCap S&P 600 Index	Dirk Laschanzky Scott W. Smith
SmallCap Value	Thomas Morabito
Ultra Short Bond	Zeid Ayer Craig Dawson

Michael Ade, CFA. Mr. Ade is a research analyst and serves as a co-portfolio manager for Principal Global Investors. Based in Singapore, his company research focus encompasses the consumer, health care and non-bank financial sectors. Mr. Ade joined the firm in 2001. He received a bachelor’s degree in finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master’s degree from the University of Iowa and a Bachelor’s degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Zeid Ayer, Ph.D., CFA. Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master’s in Computational Finance from Carnegie Mellon University and a Bachelor’s degree in Physics from St. Xavier’s College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.

Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master’s degree from Drake University and a Bachelor’s degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

Juliet Cohn. Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor’s degree in Mathematics from Trinity College, Cambridge England.

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from University of lowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor’s degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

144 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for PGI. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the firm as an international and emerging market debt and currency specialist in 1995 and joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mihail does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor’s degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA . Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002, Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees’ Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in Finance from the University of Colorado and a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute

Christopher Ibach, CFA. Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semiconductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor’s degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Steven Larson, CFA. Mr. Larson is an portfolio manager for Principal. He is responsible for co-managing Principal’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Laschanzky shares responsibility for the day-to-day management of the Principal LifeTime Funds with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Funds’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets.

Mariateresa Monaco. Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master’s degree in Electrical Engineering from Northeastern University. She also earned a Master’s degree in Electrical Engineering from Politecnico di Torino, Italy.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 145
www.principal.com

Thomas Morabito, CFA. Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

Stephen B. Musser, CFA . Mr. Musser is a portfolio manager at PGI. He specializes in the management of mid cap value portfolios and also provides analyst coverage of companies in the financial services industry. Mr. Musser joined the firm in 2001. Previously, he was an analyst for A.G. Edwards & Sons. He earned an MBA in Finance and a Bachelor’s degree in Economics from the University of Missouri. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor’s degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Michael L. Reynal. Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ’s College at the University of Cambridge and a BA in History from Middlebury College.

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master’s degree in Finance and Marketing from DePaul University and her Bachelor’s degree in Economics from Northwestern University.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm’s secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor’s degree in Accounting and Finance from the University of Iowa.

146 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Scott W. Smith. Mr. Smith is a research analyst and portfolio manager at Principal Global Investors. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within Principal Global Investors. Mr. Smith joined the firm in 1999. He received a bachelor’s degree in finance from lowa State University.

Lisa A. Stange, CFA. Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor’s degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick, CFA. Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor’s degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal — REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal-REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

Day-to-day
Fund	Fund Management

Real Estate Securities	Kelly D. Rush

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal — REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 147
www.principal.com

Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Preferred Securities	L. Phillip Jacoby
Bernard M. Sussman

L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor’s degree in Industrial Relations from Cornell University.

Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend	Anna M. Dopkin Richard T. Whitney (through March 31, 2008)
Partners LargeCap Growth I	Robert W. Sharps

Anna M. Dopkin, CFA. Ms. Dopkin serves as Chairman of the Investment Advisory Committee for the Fund. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm’s Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in its Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Ms. Dopkin serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, she is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the Fund.

Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division and a member of the Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat

148 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Marwick. He earned a B.S., summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

Richard T. Whitney, CFA. Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm’s Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a B.S. and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Ms. Dopkin, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity. Effective March 31, 2008, Mr. Whitney will no longer serve as a portfolio coordinator for the Fund.

Sub-Advisor:	Turner Investment Partners, Inc. (“Turner”) was founded in 1990. Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth	Tara R. Hedlund
Christopher K. McHugh
Jason D. Schrotberger

Tara R. Hedlund, CFA, CPA. Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.

Christopher K. McHugh. Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph’s University.

Jason D. Schrotberger, CFA. Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 149
www.principal.com

Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (‘UBS Global AM‘), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.

The day-to-day portfolio management for the partners SmallCap Growth II Fund is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Paul A. Graham, Jr.
David N. Wabnik

Paul A. Graham, Jr., CFA.  Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

David N. Wabnik.  Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.

The Sub-Sub-Advisors
Principal Global Investors, LLC (“PGI”) has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund’s portfolio are made by Spectrum.

See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.

Duties of Principal and Sub-Advisors
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-

150 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Fees Paid to Principal
The Fund pays Principal a fee for its services, which includes any fee Principal pay to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was:

Bond & Mortgage Securities Fund	0.52%		Partners SmallCap Growth Fund I	1.10%
Diversified International Fund	0.87		Partners SmallCap Growth Fund II	0.99
Government & High Quality Bond Fund	0.40		Partners SmallCap Value Fund	1.00
High Quality Intermediate-Term Bond Fund	0.40		Preferred Securities Fund	0.74
Inflation Protection Fund	0.40		Principal LifeTime 2010 Fund	0.1225
International Emerging Markets Fund	1.19		Principal LifeTime 2020 Fund	0.1225
International Growth Fund	0.97		Principal LifeTime 2030 Fund	0.1225
LargeCap Growth Fund	0.60	(2)	Principal LifeTime 2040 Fund	0.1225
LargeCap S&P 500 Index Fund	0.15		Principal LifeTime 2050 Fund	0.1225
LargeCap Value Fund	0.44		Principal LifeTime Strategic Income Fund	0.1225
MidCap Blend Fund	0.64		Real Estate Securities Fund	0.83
MidCap Growth Fund	0.65		SAM Balanced Portfolio	0.31
MidCap S&P 400 Index Fund	0.15		SAM Conservative Balanced Portfolio	0.31
MidCap Value Fund	0.65		SAM Conservative Growth Portfolio	0.31
Money Market Fund	0.38		SAM Flexible Income Portfolio	0.31
Partners LargeCap Blend Fund	0.74		SAM Strategic Growth Portfolio	0.31
Partners LargeCap Blend Fund I	0.44		Short-Term Bond Fund	0.40
Partners LargeCap Growth Fund I	0.73		SmallCap Blend Fund	0.75
Partners LargeCap Growth Fund II	0.99	(1)	SmallCap Growth Fund	0.75
Partners LargeCap Value Fund	0.76		SmallCap S&P 600 Index Fund	0.15
Partners MidCap Growth Fund	1.00	(1)	SmallCap Value Fund	0.75
Partners MidCap Value Fund	0.99		Ultra Short Bond Fund	0.40

(1)	Effective October 31, 2007, the Fund’s management fees were decreased.

(2)	Effective January 16, 2007, the Fund’s management fees were increased.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, only the MidCap Value and all Partners Funds intend to rely on the order.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 151
www.principal.com

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all Funds, except the Money Market Fund, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

152 PRICING OF FUND SHARES	Principal Investors Fund
1-800-222-5852

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:

•	the name you want to appear on the account;
•	the Principal Investors Fund(s) in which you want to invest;
•	the amount of the investment;
•	your Social Security number; and
•	other required information.

The Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.

•	The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Funds. For these purposes, Principal may consider an investor’s trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control. Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

•	If you are making an initial purchase of Principal Investors Funds of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund(s) you have selected.

However, if you have selected a Fund which does not offer A shares, we will contact you for instructions as to how to allocate your purchase. As of the date of this prospectus, the following Funds do not offer Class A shares: High Quality Intermediate-Term Bond; International Growth; MidCap Growth; MidCap S&P 400 Index; MidCap Value; Partners SmallCap Growth I; Partners SmallCap Value; SmallCap Growth and SmallCap S&P 600 Index.

•	The minimum investment applies on a per Fund level, not on the total investment being made.

To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account.

Payment. Payment for shares of the Funds purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact the Fund at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit
Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares

Principal Investors Fund	PURCHASE OF FUND SHARES 153
www.principal.com

will be purchased on the day the ACH notification is received by Wells Fargo, N.A. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

Effective the close of business on September 1, 2007, the SmallCap Blend Fund (the “fund”) closed to new investors. With limited exceptions, those who were fund shareholders on September 1, 2007 may, however, continue to purchase shares in fund accounts in existence at that time.

REDEMPTION OF FUND SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.
*  a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,
•	partial interest in the account, or
•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:

•	payable to all owners on the account (as shown in the account registration) and
•	mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:

•	when an owner has died;
•	for certain employee benefit plans; or
•	owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

154 REDEMPTION OF FUND SHARES	Principal Investors Fund
1-800-222-5852

CDSC-Free withdrawal privilege. Sales may be subject to a CDSC. Redemption of Class J shares made through a systematic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established) may be made without a CDSC. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.

Sell shares by mail:

•	Send a distribution form (available at PrincipalFunds.com or by calling 1-800-222-5852) which is signed by the owner/owners of the account to:
Principal Funds
P.O. Box 55904
Boston, MA 02205

•	A Medallion Signature Guarantee* will be required if the:

•	sell order is for more than $100,000;
•	check is being sent to an address other than the account address;
•	account address has been changed within 30 days of the sell order; or
•	check is payable to a party other than the account shareholder(s), Principal Life or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.

*	If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone

•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
•	The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
•	If our phone lines are busy, you may need to send in a written sell order.
•	To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
•	Telephone redemption privileges are NOT available for Principal Investors Fund 403(b) plans, inherited IRAs, corporate accounts, and certain employee sponsored benefit plans.
•	If previously authorized, checks can be sent to a shareholder’s U.S. bank account.

Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:

•	sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet required minimum distributions as defined by the Internal Revenue Code);
•	pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
•	provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a systematic withdrawal plan by:

•	completing the applicable section of the application; or
•	sending us your written instructions; or
•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:

•	you instruct us to stop; or
•	your Fund account balance is zero.

Principal Investors Fund	REDEMPTION OF FUND SHARES 155
www.principal.com

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a systematic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Excessive Trading fee (other than Money Market Fund). An excessive trading fee may apply to redemptions made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

EXCHANGE OF FUND SHARES

Your shares in the Funds may be exchanged without a sales charge for the same class of any other Principal Investors Fund.

•	The CDSC, if any, is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to the CDSC when they are sold.
•	An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

You may exchange shares by:

•	sending a written request to:
Principal Funds
P.O. Box 55904
Boston, MA 02205

•	completing an Exchange Authorization Form (available on PrincipalFunds.com or by calling 1-800-222-5852).
•	via the Internet at www.principal.com.
•	calling us, if you have telephone privileges on the account.

Automatic Exchange Election
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

•	completing an automatic Exchange Election form available on www.principalfunds.com,

•	completing the Automatic Exchange Election section of the application,
•	calling us if telephone privileges apply to the account from which the exchange is to be made, or
•	sending us your written instructions.

Your automatic exchange continues until:

•	you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
•	your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

156 EXCHANGE OF FUND SHARES	Principal Investors Fund
1-800-222-5852

General

•	An exchange by any joint owner is binding on all joint owners.
•	If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
•	All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
•	You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
•	For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership,
•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,
•	a single owner to a Uniform Transfer to Minors Act (“UTMA”) account if the owner of the single owner account is also the custodian on the UTMA account, or
•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Excessive Trading fee (other than Money Market Fund). An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

Principal Investors Fund	EXCHANGE OF FUND SHARES 157
www.principal.com

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and
•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

Currently the Funds, except the Money Market Fund, impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund’s Class J shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or Systematic Withdrawal Plan through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); to satisfy minimum distribution rules imposed by the Internal Revenue Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

The imposition of the excessive trading fee may be waived if an intermediary, such as a retirement plan recordkeeper, through which Fund shares are made available to shareholders is unable or unwilling to impose the fee, but is able to implement other procedures the Fund believes are reasonably designed to prevent excessive trading in Fund shares.

In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:

•	Increasing the excessive trading fee to 2%,
•	Increasing the excessive trading fee period from 30 days to as much as 90 days,
•	Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
•	Limiting the number of permissible exchanges available to shareholders identified as “excessive traders,”
•	Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
•	Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will

158 FREQUENT PURCHASES AND REDEMPTIONS	Principal Investors Fund
1-800-222-5852

reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

•	The Bond & Mortgage Securities, Government & High Quality Bond, Inflation Protection, Short-Term Bond, and Ultra Short Bond Funds declare dividends of their daily net investment income each day their shares are priced. On the last business day of each month the Funds will pay out their accumulated declared dividends.

•	The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day.)

•	The Preferred Securities Fund pays its net investment income on a monthly basis. The payment date is the last business day of each month.

•	The Real Estate Securities Fund and the SAM Flexible Income, SAM Conservative Balanced, and SAM Balanced Portfolios each pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.

•	The other Funds pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

•	invested in shares of another Principal Investors Fund without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or

•	paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Principal Investors Fund	DIVIDENDS AND DISTRIBUTIONS 159
www.principal.com

FUND ACCOUNT INFORMATION

Statements
You will receive quarterly statements for the Funds you own. The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information — what you bought or sold, the amount of the transaction, and other vital data.

Certain purchases and sales are only included on your quarterly statement. These include accounts:

•	when the only activity during the quarter:

•	is purchase of shares from reinvested dividends and/or capital gains;
•	are purchases under an Automatic Investment Plan;

•	are sales under a Systematic Withdrawal Plan; or

•	are purchases or sales under an Automatic Exchange Election.

•	used to fund certain individual retirement or individual pension plans; or
•	established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:

•	access your account on the internet at www.principal.com,

•	call our Automated Telephone System, 7 days a week, 24 hours a day at 1-800-222-5852, option 1, or

•	call us at 1-800-222-5852. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

160 FUND ACCOUNT INFORMATION	Principal Investors Fund
1-800-222-5852

Signature Guarantees
Certain transactions require a Medallion Signature Guarantee. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:

•	if you sell more than $100,000 from any one Fund;
•	if a sales proceeds check is payable to other than the account shareholder(s), Principal Life or Principal Bank;
•	to change ownership of an account;
•	to add wire privileges to an existing account;
•	to change bank account information designated under an existing systematic withdrawal plan;
•	to exchange or transfer among accounts with different ownership; and
•	to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, systematic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Funds exercise this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

Telephone and Internet Instructions
The Funds reserve the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder’s address of record.

Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

Householding
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-222-5852. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the Fund receives your request to stop householding.

Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Principal Investors Fund	FUND ACCOUNT INFORMATION 161
www.principal.com

Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify on a timely basis, we may close your account or take such other action as we deem appropriate.

Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).

The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

162 PORTFOLIO HOLDINGS INFORMATION	Principal Investors Fund
1-800-222-5852

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period	$10.71	$10.67	$10.94		$10.73	$10.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.43	0.38		0.32	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.04	(0.28)		0.20	0.11

Total From Investment Operations	0.34	0.47	0.10		0.52	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.43)	(0.36)		(0.31)	(0.32)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.50)	(0.43)	(0.37)		(0.31)	(0.32)

Net Asset Value, End of Period	$10.55	$10.71	$10.67		$10.94	$10.73

Total Return(b)	3.22%	4.49%	0.85%		4.94%	3.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$251,634	$237,417	$211,273		$159,802	$110,398
Ratio of Expenses to Average Net Assets	1.18%	1.28%	1.35%		1.36%	1.43%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(c)	N/A	1.23%	1.13%		1.32%	—%
Ratio of Gross Expenses to Average Net Assets(d)	—%	1.29%	1.52%		1.37%	1.48%
Ratio of Net Investment Income to Average Net Assets	4.75%	4.10%	3.46%		2.94%	2.65%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(e)	150.5%	91.0%

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Class J shares
Net Asset Value, Beginning of Period	$14.21		$11.32	$9.27		$7.98		$6.49
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11		0.09	0.06		0.03		0.02
Net Realized and Unrealized Gain (Loss) on Investments	4.22		3.26	2.24		1.26		1.47

Total From Investment Operations	4.33		3.35	2.30		1.29		1.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)		—	(0.04)		—		—
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.38)		(0.46)	(0.25)		—		—

Net Asset Value, End of Period	$17.16		$14.21	$11.32		$9.27		$7.98

Total Return(b)	33.05%		30.50%	25.24%		16.17%		22.98%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$307,754		$192,920	$105,345		$63,380		$33,430
Ratio of Expenses to Average Net Assets	1.52%		1.59%	1.69%		1.78%		2.05%
Ratio of Gross Expenses to Average Net Assets(d)	—%		—%	—%		1.79	%(f)	2.15	%(f)
Ratio of Net Investment Income to Average Net Assets	0.72%		0.69%	0.61%		0.37%		0.24%
Portfolio Turnover Rate	111.3	%(g)	107.5%	202.7	%(h)	160.2	%(i)	162.2	%(j)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(d)	Excludes expense reimbursement from Manager and/or Underwriter.

(e)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

(f)	Expense ratio without commission rebates.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.

(h)	Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

(i)	Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.

(j)	Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisitions of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$10.15	$10.13	$10.40		$10.37	$10.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.42	0.38	0.32		0.28	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.02	(0.28)		0.09	(0.15)

Total From Investment Operations	0.36	0.40	0.04		0.37	0.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.38)	(0.31)		(0.34)	(0.33)

Total Dividends and Distributions	(0.42)	(0.38)	(0.31)		(0.34)	(0.33)

Net Asset Value, End of Period	$10.09	$10.15	$10.13		$10.40	$10.37

Total Return(b)	3.63%	4.05%	0.37%		3.59%	0.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$101,868	$105,222	$108,545		$101,937	$89,856
Ratio of Expenses to Average Net Assets	1.11%	1.26%	1.18%		1.18%	1.36%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(c)	N/A	1.15%	1.17%		—%	—%
Ratio of Gross Expenses to Average Net Assets(d)	—%	1.26%	1.18%		1.18%	1.36%
Ratio of Net Investment Income to Average Net Assets	4.17%	3.74%	3.07%		2.74%	2.40%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(e)	95.2%	219.5%

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$10.79	$10.59	$10.68		$10.59	$10.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.42	0.33		0.28	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.04	(0.25)		0.18	0.02

Total From Investment Operations	0.30	0.46	0.08		0.46	0.37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.37)	(0.25)	(0.11)		(0.29)	(0.36)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.37)	(0.26)	(0.17)		(0.37)	(0.36)

Net Asset Value, End of Period	$10.72	$10.79	$10.59		$10.68	$10.59

Total Return(b)	2.85%	4.46%	0.80%		4.42%	3.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,054	$36,023	$36,958		$21,841	$17,476
Ratio of Expenses to Average Net Assets	1.13%	1.35%	1.35%		1.30%	1.39%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(c)	N/A	1.18%	1.08%		1.26%	N/A
Ratio of Gross Expenses to Average Net Assets(d)	—%	1.49%	1.52%		1.30%	1.50%
Ratio of Net Investment Income to Average Net Assets	4.38%	4.01%	3.08%		2.69%	3.31%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(f)	152.5%	71.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(d)	Excludes expense reimbursement from Manager and/or Underwriter.

(e)	Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.

(f)	Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Class J shares
Net Asset Value, Beginning of Period	$9.60	$9.81	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.38	0.53	0.46
Net Realized and Unrealized Gain (Loss) on Investments	(0.13)	(0.23)	(0.32)

Total From Investment Operations	0.25	0.30	0.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.50)	(0.33)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.40)	(0.51)	(0.33)

Net Asset Value, End of Period	$9.45	$9.60	$9.81

Total Return(c)	2.64%	3.08%	1.38	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,004	$5,650	$3,728
Ratio of Expenses to Average Net Assets	1.15%	1.21%	1.35	%(e)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(f)	N/A	1.21%	0.33	%(e)
Ratio of Gross Expenses to Average Net Assets(g)	—%	2.81%	4.24	%(e)
Ratio of Net Investment Income to Average Net Assets	4.00%	5.49%	5.46	%(e)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(e)

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Class J shares
Net Asset Value, Beginning of Period	$24.00	$18.95	$14.90		$12.82		$8.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.23	0.14	0.17		0.01		—
Net Realized and Unrealized Gain (Loss) on Investments	16.01	6.85	5.04		2.07		4.14

Total From Investment Operations	16.24	6.99	5.21		2.08		4.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.01)	—		—		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.82)	(1.94)	(1.16)		—		—

Net Asset Value, End of Period	$38.42	$24.00	$18.95		$14.90		$12.82

Total Return(c)	72.25%	39.45%	36.79%		16.26%		47.70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$307,022	$141,628	$68,971		$25,631		$8,956
Ratio of Expenses to Average Net Assets	1.80%	2.04%	2.22%		2.39%		2.65%
Ratio of Gross Expenses to Average Net Assets(g)	—%	—%	—%		2.40	%(h)	3.31	%(h)
Ratio of Net Investment Income to Average Net Assets	0.82%	0.62%	1.00%		0.10%		0.05%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(i)	146.9%		144.7%

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

(f)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(g)	Excludes expense reimbursement from Manager and/or Underwriter.

(h)	Expense ratio without commission rebates.

(i)	Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$13.00	$11.20	$9.95	$8.28	$6.62
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08	0.03	0.05	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	3.37	2.78	2.16	1.64	1.65

Total From Investment Operations	3.45	2.81	2.21	1.68	1.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.02)	(0.09)	(0.01)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.28)	(1.01)	(0.96)	(0.01)	—

Net Asset Value, End of Period	$15.17	$13.00	$11.20	$9.95	$8.28

Total Return(b)	28.89%	26.78%	23.63%	20.30%	25.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87,193	$64,748	$44,266	$20,013	$8,079
Ratio of Expenses to Average Net Assets	1.63%	1.72%	1.88%	2.00%	2.10%
Ratio of Gross Expenses to Average Net Assets(c)	—%	1.72%	1.88%	2.00%	2.65	%(d)
Ratio of Net Investment Income to Average Net Assets	0.59%	0.27%	0.47%	0.43%	0.18%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$7.46		$6.81	$5.89		$5.72		$5.01
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)		(0.01)	(0.01)		(0.04)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.18		0.66	0.96		0.21		0.75

Total From Investment Operations	2.17		0.65	0.95		0.17		0.71
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.10)		—	(0.03)		—		—

Net Asset Value, End of Period	$9.53		$7.46	$6.81		$5.89		$5.72

Total Return(b)	29.41%		9.54%	16.17%		2.97%		14.17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$52,055		$34,561	$20,860		$15,898		$12,629
Ratio of Expenses to Average Net Assets	1.31%		1.36%	1.48%		1.53%		1.64%
Ratio of Gross Expenses to Average Net Assets(c)	—%		—%	—%		1.53	%(d)	1.92	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.18)%		(0.16)%	(0.21)%		(0.63)%		(0.72)%
Portfolio Turnover Rate	113.1	%(e)	93.5%	169.0	%(f)	59.8%		59.2	%(g)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or Underwriter.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.

(f)	Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(g)	Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period	$9.76	$8.56	$8.62		$7.99	$6.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.11	0.10		0.07	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.19	1.21	0.56		0.58	1.24

Total From Investment Operations	1.32	1.32	0.66		0.65	1.29
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.08)	(0.13)		(0.02)	(0.02)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.13)	(0.12)	(0.72)		(0.02)	(0.02)

Net Asset Value, End of Period	$10.95	$9.76	$8.56		$8.62	$7.99

Total Return(b)	13.73%	15.48%	7.72%		8.19%	19.19%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$423,409	$371,614	$309,862		$247,010	$154,666
Ratio of Expenses to Average Net Assets	0.75%	0.82%	0.86%		0.90%	1.11%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%		0.90%	1.13%
Ratio of Net Investment Income to Average Net Assets	1.24%	1.16%	1.20%		0.78%	0.66%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(d)	67.3%	1.1%

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$12.94	$11.19	$10.61		$9.74		$8.22
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16	0.14	0.10		0.06		0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.95	0.98		0.82		1.50

Total From Investment Operations	1.15	2.09	1.08		0.88		1.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.05)	(0.12)		(0.01)		(0.01)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.72)	(0.34)	(0.50)		(0.01)		(0.01)

Net Asset Value, End of Period	$13.37	$12.94	$11.19		$10.61		$9.74

Total Return(b)	9.32%	19.11%	10.45%		9.07%		18.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$60,957	$50,418	$28,185		$18,334		$10,876
Ratio of Expenses to Average Net Assets	1.11%	1.21%	1.31%		1.35%		1.62%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%		1.36	%(e)	1.91	%(e)
Ratio of Net Investment Income to Average Net Assets	1.22%	1.14%	0.93%		0.62%		0.38%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(f)	228.4%		179.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or Underwriter.

(d)	Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

(e)	Expense ratio without commission rebates.

(f)	Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period	$14.58	$13.52	$12.75		$11.20		$8.95
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.01)	0.05		—		—
Net Realized and Unrealized Gain (Loss) on Investments	2.47	1.78	1.61		1.61		2.25

Total From Investment Operations	2.44	1.77	1.66		1.61		2.25
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)		(0.01)		—
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—

Total Dividends and Distributions	(1.42)	(0.71)	(0.89)		(0.06)		—

Net Asset Value, End of Period	$15.60	$14.58	$13.52		$12.75		$11.20

Total Return(b)	18.00%	13.54%	13.53%		14.32%		25.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$212,869	$157,731	$117,300		$75,490		$41,132
Ratio of Expenses to Average Net Assets	1.28%	1.35%	1.43%		1.49%		1.68%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%		1.49	%(d)	1.78	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.23)%	(0.07)%	0.35%		0.27%		(0.27)%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(e)	60.8	%(f)	35.3	%(g)

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$6.32	$5.95	$5.17	$5.06		$3.94
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.06)	(0.06)	(0.07)	(0.06)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	0.43	0.85	0.17		1.18

Total From Investment Operations	2.01	0.37	0.78	0.11		1.12

Net Asset Value, End of Period	$8.33	$6.32	$5.95	$5.17		$5.06

Total Return(b)	31.80%	6.22%	15.09%	2.17%		28.43%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,144	$20,359	$18,341	$14,824		$10,116
Ratio of Expenses to Average Net Assets	1.44%	1.48%	1.58%	1.65%		1.83%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%	1.65	%(d)	2.23	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.85)%	(0.98)%	(1.21)%	(1.13)%		(1.38)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or Underwriter.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(f)	Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.

(g)	Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period	$14.32	$13.29	$11.77	$10.84	$8.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.08	0.04	0.01	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.53	1.85	1.04	2.43

Total From Investment Operations	2.24	1.61	1.89	1.05	2.42
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.03)	(0.04)	—	—
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.54)	(0.58)	(0.37)	(0.12)	—

Net Asset Value, End of Period	$16.02	$14.32	$13.29	$11.77	$10.84

Total Return(b)	16.13%	12.44%	16.31%	9.72%	28.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,497	$34,547	$27,806	$19,932	$13,620
Ratio of Expenses to Average Net Assets	0.83%	0.91%	0.99%	1.04%	1.28%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%	1.04%	1.48%
Ratio of Net Investment Income to Average Net Assets	0.71%	0.54%	0.35%	0.11%	(0.10)%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$14.19	$14.26	$12.85	$11.68		$9.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.10	0.05	0.02		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.20	1.96	2.20	1.16		2.01

Total From Investment Operations	1.27	2.06	2.25	1.18		2.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.05)	(0.02)	(0.01)		(0.02)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.90)	(2.13)	(0.84)	(0.01)		(0.02)

Net Asset Value, End of Period	$14.56	$14.19	$14.26	$12.85		$11.68

Total Return(b)	9.24%	16.12%	18.24%	10.15%		20.88%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$137,723	$129,753	$111,378	$77,354		$47,750
Ratio of Expenses to Average Net Assets	1.29%	1.34%	1.41%	1.47%		1.70%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%	1.48	%(d)	1.77	%(d)
Ratio of Net Investment Income to Average Net Assets	0.48%	0.71%	0.34%	0.12%		0.06%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or Underwriter.

(d)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Class J shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	—	—

Total From Investment Operations	0.04	0.04	0.02	—	—
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	—	—

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	—	—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	4.46%	3.82%	1.79%	0.08%	0.06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$186,246	$157,486	$143,460	$132,551	$95,332
Ratio of Expenses to Average Net Assets	0.98%	1.11%	1.15%	1.17%	1.21%
Ratio of Gross Expenses to Average Net Assets©	—%	1.11%	1.15%	1.43%	1.54%
Ratio of Net Investment Income to Average Net Assets	4.37%	3.76%	1.78%	0.09%	0.04%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period	$11.12	$10.10	$9.95		$9.22		$8.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.04		—		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.57	1.44	0.77		0.73		1.16

Total From Investment Operations	1.61	1.48	0.81		0.73		1.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.02)	(0.09)		—		—
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.61)	(0.46)	(0.66)		—		—

Net Asset Value, End of Period	$12.12	$11.12	$10.10		$9.95		$9.22

Total Return(b)	15.10%	15.02%	8.29%		7.95%		14.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$160,166	$109,445	$69,766		$43,662		$20,880
Ratio of Expenses to Average Net Assets	1.35%	1.42%	1.49%		1.53%		1.70%
Ratio of Gross Expenses to Average Net Assets©	—%	—%	—%		1.56	%(d)	1.92	%(d)
Ratio of Net Investment Income to Average Net Assets	0.35%	0.40%	0.41%		0.04%		0.17%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(e)	93.9%		41.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Class J shares
Net Asset Value, Beginning of Period	$9.37	$8.27	$7.67		$7.08		$6.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.06	0.06		0.02		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.04	1.09	0.64		0.58		1.08

Total From Investment Operations	1.11	1.15	0.70		0.60		1.09
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.02)	(0.06)		(0.01)		(0.01)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	—	(0.05)	(0.10)		(0.01)		(0.01)

Net Asset Value, End of Period	$10.48	$9.37	$8.27		$7.67		$7.08

Total Return(b)	11.89%	14.01%	9.06%		8.45%		18.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$56,114	$48,534	$33,926		$25,189		$15,775
Ratio of Expenses to Average Net Assets	1.06%	1.14%	1.20%		1.26%		1.44%
Ratio of Gross Expenses to Average Net Assets©	—%	—%	—%		1.26	%(d)	1.50	%(d)
Ratio of Net Investment Income to Average Net Assets	0.74%	0.64%	0.78%		0.28%		0.19%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(e)	76.5%		82.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Class J shares
Net Asset Value, Beginning of Period	$7.79	$7.63	$6.91		$6.70		$5.89
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.04)	(0.02)	(0.04)		(0.06)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.50	0.49	0.79		0.27		0.86

Total From Investment Operations	1.46	0.47	0.75		0.21		0.81
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.37)	(0.31)	(0.03)		—		—

Net Asset Value, End of Period	$8.88	$7.79	$7.63		$6.91		$6.70

Total Return(b)	19.46%	6.09%	10.94%		3.13%		13.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$52,111	$37,584	$27,706		$17,673		$9,744
Ratio of Expenses to Average Net Assets	1.47%	1.54%	1.65%		1.72%		1.89%
Ratio of Gross Expenses to Average Net Assets©	—%	1.54%	1.65%		1.78	%(d)	2.27	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.47)%	(0.31)%	(0.49)%		(0.82)%		(0.76)%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(f)	157.8%		130.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.

(f)	Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Class J shares
Net Asset Value, Beginning of Period	$8.43		$7.71	$7.38	$7.00	$5.99
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)		(0.05)	(0.03)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.65		0.86	0.51	0.44	1.07

Total From Investment Operations	1.60		0.81	0.48	0.38	1.01
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)	—	—

Net Asset Value, End of Period	$9.30		$8.43	$7.71	$7.38	$7.00

Total Return(b)	20.52%		10.56%	6.52%	5.43%	16.86%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30,363		$13,866	$10,661	$7,723	$4,234
Ratio of Expenses to Average Net Assets	1.75%		1.75%	1.75%	1.79%	1.95%
Ratio of Gross Expenses to Average Net Assets©	—%		1.87%	2.00%	2.10%	2.97%
Ratio of Net Investment Income to Average Net Assets	(0.59)%		(0.66)%	(0.45)%	(0.88)%	(0.93)%
Portfolio Turnover Rate	138.3	%(d)	143.4%	95.2%	124.7%	193.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$15.38	$13.34	$12.58		$11.34		$9.33
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18	0.15	0.10		0.08		0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.96	2.48	0.93		1.23		1.94

Total From Investment Operations	1.14	2.63	1.03		1.31		2.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.08)	(0.17)		(0.07)		(0.01)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.85)	(0.59)	(0.27)		(0.07)		(0.01)

Net Asset Value, End of Period	$15.67	$15.38	$13.34		$12.58		$11.34

Total Return(b)	7.62%	20.37%	8.25%		11.56%		21.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$132,320	$104,621	$69,104		$41,043		$16,843
Ratio of Expenses to Average Net Assets	1.40%	1.47%	1.54%		1.63%		1.75%
Ratio of Gross Expenses to Average Net Assets©	—%	—%	—%		1.64	%(e)	2.01	%(e)
Ratio of Net Investment Income to Average Net Assets	1.16%	1.03%	0.78%		0.64%		0.79%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(f)	26.4%		16.2%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager and/or Underwriter.

(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Partners LargeCap Growth Fund.

(e)	Expense ratio without commission rebates.

(f)	Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$9.08	$8.43	$7.20		$7.03		$5.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.11)	(0.09)	(0.12)		(0.12)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.81	0.81	1.35		0.29		2.10

Total From Investment Operations	2.70	0.72	1.23		0.17		2.00
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$11.50	$9.08	$8.43		$7.20		$7.03

Total Return(b)	30.49%	8.51%	17.08%		2.42%		39.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$38,498	$27,963	$22,011		$15,436		$9,625
Ratio of Expenses to Average Net Assets	1.72%	1.78%	1.89%		1.92%		1.95%
Ratio of Gross Expenses to Average Net Assets©	—%	1.78%	1.89%		2.02	%(d)	2.72	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.13)%	(1.02)%	(1.51)%		(1.63)%		(1.73)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(e)	163.7%		163.3%

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$15.21	$14.46	$13.46	$11.75		$9.21
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	(0.01)	(0.09)	(0.10)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.17	2.09	2.07	1.97		2.63

Total From Investment Operations	1.21	2.08	1.98	1.87		2.54
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.29)	(1.33)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.13	$15.21	$14.46	$13.46		$11.75

Total Return(b)	8.17%	15.09%	15.19%	16.06%		27.58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$99,206	$95,782	$75,737	$32,930		$12,295
Ratio of Expenses to Average Net Assets	1.59%	1.80%	1.85%	1.93%		1.94%
Ratio of Gross Expenses to Average Net Assets©	—%	1.80%	1.85%	1.96	%(d)	2.49	%(d)
Ratio of Net Investment Income to Average Net Assets	0.23%	(0.07)%	(0.61)%	(0.77)%		(0.89)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Class J shares
Net Asset Value, Beginning of Period	$8.83	$8.02	$7.33	$6.75		$4.92
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.15)	(0.16)	(0.14)	(0.13)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.51	0.97	0.83	0.71		1.93

Total From Investment Operations	2.36	0.81	0.69	0.58		1.83
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$10.79	$8.83	$8.02	$7.33		$6.75

Total Return(b)	27.71%	10.10%	9.41%	8.59%		37.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,437	$9,581	$8,323	$8,026		$5,932
Ratio of Expenses to Average Net Assets	2.02%	2.05%	2.05%	2.05%		2.05%
Ratio of Gross Expenses to Average Net Assets©	—%	2.08%	2.21%	2.24	%(d)	3.39	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.56)%	(1.76)%	(1.80)%	(1.86)%		(1.85)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Class J shares
Net Asset Value, Beginning of Period	$8.68	$8.19	$7.54		$7.44		$5.47
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.12)	(0.13)	(0.14)		(0.13)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.45	1.10	1.01		0.27		2.07

Total From Investment Operations	1.33	0.97	0.87		0.14		1.97
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		—

Net Asset Value, End of Period	$9.31	$8.68	$8.19		$7.54		$7.44

Total Return(b)	16.33%	12.12%	11.63%		1.94%		36.01%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,431	$18,405	$9,483		$6,025		$3,303
Ratio of Expenses to Average Net Assets	1.84%	1.93%	2.05%		2.05%		2.03%
Ratio of Gross Expenses to Average Net Assets©	—%	—%	2.14%		2.30	%(d)	3.66	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.39)%	(1.55)%	(1.78)%		(1.75)%		(1.64)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(e)	69.4%		115.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$17.16	$16.49	$14.53	$12.89		$9.46
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)	(0.15)	(0.14)	(0.13)		(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	0.74	2.14	2.10	1.77		3.63

Total From Investment Operations	0.64	1.99	1.96	1.64		3.52
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$14.54	$17.16	$16.49	$14.53		$12.89

Total Return(b)	3.73%	12.65%	13.49%	12.73%		37.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,675	$11,900	$10,055	$6,843		$5,962
Ratio of Expenses to Average Net Assets	1.87%	1.91%	1.95%	1.95%		1.95%
Ratio of Gross Expenses to Average Net Assets©	—%	1.91%	2.05%	2.11	%(d)	2.57%
Ratio of Net Investment Income to Average Net Assets	(0.68)%	(0.90)%	(0.85)%	(0.90)%		(1.00)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

	2007	2006	2005	2004(e)
PREFERRED SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period	$10.62	$10.48	$11.25	$11.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.53	0.51	0.52	0.48
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.10	(0.38)	(0.27)

Total From Investment Operations	(0.10)	0.61	0.14	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.47)	(0.91)	—

Total Dividends and Distributions	(0.55)	(0.47)	(0.91)	—

Net Asset Value, End of Period	$9.97	$10.62	$10.48	$11.25

Total Return(b)	(1.03)%	5.95%	1.27%	1.90	%(f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,471	$24,881	$24,037	$16,472
Ratio of Expenses to Average Net Assets	1.51%	1.58%	1.60%	1.59	%(g)
Ratio of Gross Expenses to Average Net Assets©	—%	1.58%	1.63%	2.13	%(g)
Ratio of Net Investment Income to Average Net Assets	5.05%	4.92%	4.84%	5.13	%(g)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(g)

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Expense ratio without commission rebates.

(e)	Period from December 29, 2003, date operations commenced, through October 31, 2004.

(f)	Total return amounts have not been annualized.

(g)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.17	$12.07	$11.59	$10.60	$9.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.36	0.33	0.29	0.13	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.08	0.53	0.95	1.26

Total From Investment Operations	1.35	1.41	0.82	1.08	1.30
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.23)	(0.24)	(0.09)	(0.06)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.41)	(0.31)	(0.34)	(0.09)	(0.06)

Net Asset Value, End of Period	$14.11	$13.17	$12.07	$11.59	$10.60

Total Return(b)	10.51%	11.88%	7.20%	10.21%	13.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$286,278	$191,674	$106,539	$59,805	$27,052
Ratio of Expenses to Average Net Assets©	0.64%	0.69%	0.73%	0.78%	1.05%
Ratio of Gross Expenses to Average Net Assets©,(d)	—%	0.69%	—%	0.78%	1.05%
Ratio of Net Investment Income to Average Net Assets	2.68%	2.66%	2.46%	1.16%	0.39%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.64	$12.24	$11.48	$10.53	$9.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.28	0.24	0.11	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.49	1.46	0.84	0.95	1.43

Total From Investment Operations	1.80	1.74	1.08	1.06	1.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.24)	(0.23)	(0.11)	(0.04)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.42)	(0.34)	(0.32)	(0.11)	(0.04)

Net Asset Value, End of Period	$15.02	$13.64	$12.24	$11.48	$10.53

Total Return(b)	13.50%	14.55%	9.52%	10.10%	16.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$579,671	$356,350	$187,253	$97,035	$45,114
Ratio of Expenses to Average Net Assets©	0.64%	0.69%	0.73%	0.78%	1.01%
Ratio of Gross Expenses to Average Net Assets©,(d)	—%	0.69%	—%	0.78%	1.01%
Ratio of Net Investment Income to Average Net Assets	2.22%	2.21%	2.02%	1.01%	0.31%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager and/or Underwriter.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.55	$12.06	$11.18	$10.21	$8.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.27	0.24	0.19	0.08	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.78	1.60	0.98	0.96	1.49

Total From Investment Operations	2.05	1.84	1.17	1.04	1.48
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.29)	(0.23)	(0.21)	(0.07)	(0.01)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.39)	(0.35)	(0.29)	(0.07)	(0.01)

Net Asset Value, End of Period	$15.21	$13.55	$12.06	$11.18	$10.21

Total Return(b)	15.50%	15.51%	10.57%	10.18%	16.91%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$473,037	$292,775	$157,396	$95,677	$55,252
Ratio of Expenses to Average Net Assets©	0.66%	0.72%	0.79%	0.87%	1.09%
Ratio of Gross Expenses to Average Net Assets©,(d)	—%	0.72%	—%	0.87%	1.09%
Ratio of Net Investment Income to Average Net Assets	1.88%	1.88%	1.59%	0.75%	(0.06)%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(e)

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.72	$12.12	$11.14	$10.15	$8.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.20	0.13	0.03	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	1.70	1.11	0.97	1.56

Total From Investment Operations	2.27	1.90	1.24	1.00	1.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.19)	(0.18)	(0.01)	—
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.38)	(0.30)	(0.26)	(0.01)	—

Net Asset Value, End of Period	$15.61	$13.72	$12.12	$11.14	$10.15

Total Return(b)	16.86%	15.89%	11.25%	9.86%	17.26%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$194,722	$110,477	$50,858	$26,053	$12,332
Ratio of Expenses to Average Net Assets©	0.70%	0.76%	0.87%	0.97%	1.60%
Ratio of Gross Expenses to Average Net Assets(c),(d)	—%	0.77%	—%	0.97%	1.66%
Ratio of Net Investment Income to Average Net Assets	1.59%	1.52%	1.07%	0.29%	(0.71)%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(d)	Excludes expense reimbursement from Manager and/or Underwriter.

(e)	Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Class J shares
Net Asset Value, Beginning of Period	$13.15	$11.55	$10.55	$9.67	$8.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.15	0.03	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	1.72	1.20	0.96	1.60

Total From Investment Operations	2.24	1.87	1.23	0.88	1.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.16)	(0.16)	—	—
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.35)	(0.27)	(0.23)	—	—

Net Asset Value, End of Period	$15.04	$13.15	$11.55	$10.55	$9.67

Total Return(b)	17.39%	16.37%	11.72%	9.10%	18.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,254	$22,053	$9,276	$3,887	$1,636
Ratio of Expenses to Average Net Assets(c)	0.75%	0.81%	1.21%	1.68%	1.70%
Ratio of Gross Expenses to Average Net Assets(c),(d)	—%	0.92%	1.21%	1.73%	4.30%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.22%	0.27%	(0.74)%	(0.97)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Class J shares
Net Asset Value, Beginning of Period	$12.62	$11.93	$11.70	$10.72	$9.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.40	0.34	0.13	0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.15	0.67	0.26	0.94	1.06

Total From Investment Operations	0.63	1.07	0.60	1.07	1.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.26)	(0.24)	(0.09)	(0.03)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.44)	(0.38)	(0.37)	(0.09)	(0.04)

Net Asset Value, End of Period	$12.81	$12.62	$11.93	$11.70	$10.72

Total Return(b)	5.08%	9.20%	5.13%	10.04%	11.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$95,309	$81,151	$57,536	$24,991	$8,325
Ratio of Expenses to Average Net Assets(c)	0.67%	0.71%	0.77%	0.86%	1.30%
Ratio of Gross Expenses to Average Net Assets(c),(d)	—%	—%	—%	0.86%	1.94%
Ratio of Net Investment Income to Average Net Assets	3.82%	3.27%	2.80%	1.12%	0.20%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Excludes expense reimbursement from Manager and/or Underwriter.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Class J shares
Net Asset Value, Beginning of Period	$27.21		$20.19	$18.28		$14.42		$11.07
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15		0.12	0.28		0.28		0.37
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)		7.68	3.14		3.97		3.22

Total From Investment Operations	(0.45)		7.80	3.42		4.25		3.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)		(0.16)	(0.46)		(0.25)		(0.24)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.15)		(0.78)	(1.51)		(0.39)		(0.24)

Net Asset Value, End of Period	$24.61		$27.21	$20.19		$18.28		$14.42

Total Return(b)	(2.12)%		39.86%	19.47%		30.09%		32.98%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$195,723		$231,200	$147,059		$95,696		$51,874
Ratio of Expenses to Average Net Assets	1.47%		1.53%	1.63%		1.68%		1.90%
Ratio of Gross Expenses to Average Net Assets(c)	—%		—%	—%		1.68	%(f)	1.95	%(f)
Ratio of Net Investment Income to Average Net Assets	0.59%		0.50%	1.42%		1.72%		2.95%
Portfolio Turnover Rate	77.8	%(d)	37.8%	26.7	%(e)	67.9%		35.4%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager.

(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM REIT Fund.

(e)	Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

(f)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM BALANCED PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15
Net Realized and Unrealized Gain (Loss) on Investments	1.19

Total From Investment Operations	1.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)

Total Dividends and Distributions	(0.14)

Redemption fees	0.01

Net Asset Value, End of Period	$15.90

Total Return(c)	9.27	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,597
Ratio of Expenses to Average Net Assets(e).	0.95	%(f)
Ratio of Net Investment Income to Average Net Assets	1.21	%(f)
Portfolio Turnover Rate	14.6	%(f)

	2007(g)
SAM CONSERVATIVE BALANCED PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.67

Total From Investment Operations	0.88
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)

Total Dividends and Distributions	(0.19)

Net Asset Value, End of Period	$11.86

Total Return(c)	7.92	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$904
Ratio of Expenses to Average Net Assets(e).	0.95	%(f)
Ratio of Net Investment Income to Average Net Assets	2.33	%(f)
Portfolio Turnover Rate	12.7	%(f)

(a)	Period from January 17 2007, date operations commenced, through October 31, 2007. Class J shares incurred a net realized and unrealized gain of $.02 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Portfolio invests.

(f)	Computed on an annualized basis.

(g)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J shares incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

18

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.97

Total From Investment Operations	2.00

Net Asset Value, End of Period	$18.75

Total Return(c)	11.94	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,643
Ratio of Expenses to Average Net Assets(e).	0.95	%(f)
Ratio of Net Investment Income to Average Net Assets	0.22	%(f)
Portfolio Turnover Rate	16.2	%(f)

	2007(g)
SAM FLEXIBLE INCOME PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.30
Net Realized and Unrealized Gain (Loss) on Investments	0.29

Total From Investment Operations	0.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)

Total Dividends and Distributions	(0.28)

Net Asset Value, End of Period	$11.89

Total Return(c)	5.16	%(d)
Ratio/Supplemental Data:

Net Assets, End of Period (in thousands)	$501
Ratio of Expenses to Average Net Assets(e).	0.95	%(f)
Ratio of Net Investment Income to Average Net Assets	3.18	%(f)
Portfolio Turnover Rate	9.7	%(f)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Portfolio invests.

(f)	Computed on an annualized basis.

(g)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J shares incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Class J shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.43

Total From Investment Operations	2.40

Net Asset Value, End of Period	$20.94

Total Return(c)	12.94	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,826
Ratio of Expenses to Average Net Assets(e).	0.95	%(f)
Ratio of Net Investment Income to Average Net Assets	(0.22	)%(f)
Portfolio Turnover Rate	15.7	%(f)

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$9.94	$9.98	$10.24		$10.38	$10.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.43	0.37	0.27		0.22	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	0.01	(0.23)		(0.09)	0.02

Total From Investment Operations	0.31	0.38	0.04		0.13	0.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.42)	(0.30)		(0.23)	(0.28)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.45)	(0.42)	(0.30)		(0.27)	(0.28)

Net Asset Value, End of Period	$9.80	$9.94	$9.98		$10.24	$10.38

Total Return(c)	3.22%	3.86%	0.39%		1.27%	2.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$62,768	$53,927	$45,825		$45,294	$35,847
Ratio of Expenses to Average Net Assets	1.09%	1.36%	1.27%		1.18%	1.33%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(g)	N/A	1.13%	1.15%		N/A	N/A
Ratio of Gross Expenses to Average Net Assets(h)	—%	1.36%	1.27%		1.18%	1.33%
Ratio of Net Investment Income to Average Net Assets	4.36%	3.72%	2.65%		2.15%	2.46%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(i)	61.5%	72.3%

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Class J shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return is calculated without the contingent deferred sales charge.

(d)	Total return amounts have not been annualized.

(e)	Does not include expenses of the investment companies in which the Portfolio invests.

(f)	Computed on an annualized basis.

(g)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(h)	Excludes expense reimbursement from Manager.

(i)	Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period	$16.68	$15.40	$14.00		$12.96		$9.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.03)	(0.06)		(0.05)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.02	2.25	2.31		1.12		3.50

Total From Investment Operations	1.99	2.22	2.25		1.07		3.45
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$17.27	$16.68	$15.40		$14.00		$12.96

Total Return(b)	12.59%	14.90%	16.49%		8.26%		36.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$159,977	$146,800	$113,607		$77,396		$47,377
Ratio of Expenses to Average Net Assets	1.33%	1.45%	1.50%		1.58%		1.70%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%		1.58	%(d)	1.84	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.18)%	(0.20)%	(0.42)%		(0.35)%		(0.48)%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(e)	98.5%		113.2%

	2007		2006	2005	2004	2003
SMALLCAP GROWTH FUND
Class J shares
Net Asset Value, Beginning of Period	$8.42		$7.87	$7.52	$7.29	$4.84
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)		(0.07)	(0.08)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.60		1.12	0.83	0.31	2.53

Total From Investment Operations	1.53		1.05	0.75	0.23	2.45
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—	—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—	—

Net Asset Value, End of Period	$9.57		$8.42	$7.87	$7.52	$7.29

Total Return(b)	18.87%		13.69%	9.98%	3.16%	50.62%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$41,871		$35,009	$29,405	$25,984	$16,886
Ratio of Expenses to Average Net Assets	1.46%		1.53%	1.59%	1.68%	1.88%
Ratio of Gross Expenses to Average Net Assets(c)	—%		—%	—%	1.69%	2.18	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.79)%		(0.88)%	(0.97)%	(1.06)%	(1.26)%
Portfolio Turnover Rate	70.0	%(f)	109.9%	181.7%	194.9%	270.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

(f)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Class J shares
Net Asset Value, Beginning of Period	$17.99	$15.99	$14.40	$12.49	$9.50
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.02	—	—	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.81	2.36	2.00	1.91	3.04

Total From Investment Operations	1.86	2.38	2.00	1.91	2.99
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	—	(0.05)	—	—
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.11)	(0.38)	(0.41)	—	—

Net Asset Value, End of Period	$18.74	$17.99	$15.99	$14.40	$12.49

Total Return(b)	10.67%	15.06%	13.99%	15.31%	31.47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87,109	$73,824	$57,122	$33,134	$17,505
Ratio of Expenses to Average Net Assets	0.82%	0.89%	1.00%	1.06%	1.38%
Ratio of Gross Expenses to Average Net Assets(c)	—%	—%	—%	1.06%	1.49%
Ratio of Net Investment Income to Average Net Assets	0.29%	0.13%	0.01%	0.01%	(0.47)%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Class J shares
Net Asset Value, Beginning of Period	$18.67		$17.02	$15.88	$14.53		$10.42
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.06		0.01	(0.03)	(0.09)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.43		2.92	2.57	1.91		4.15

Total From Investment Operations	0.49		2.93	2.54	1.82		4.11
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.89)		(1.28)	(1.40)	(0.47)		—

Net Asset Value, End of Period	$18.27		$18.67	$17.02	$15.88		$14.53

Total Return(b)	2.57%		18.12%	16.63%	12.80%		39.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$70,236		$67,102	$46,466	$26,756		$12,945
Ratio of Expenses to Average Net Assets	1.41%		1.47%	1.56%	1.65%		1.70%
Ratio of Gross Expenses to Average Net Assets(c)	—%		1.47%	1.56%	1.65	%(d)	2.14	%(d)
Ratio of Net Investment Income to Average Net Assets	0.32%		0.07%	(0.19)%	(0.62)%		(0.35)%
Portfolio Turnover Rate	112.8	%(e)	97.9%	133.7%	163.5%		221.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Excludes expense reimbursement from Manager.

(d)	Expense ratio without commission rebates.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Class J shares
Net Asset Value, Beginning of Period	$9.99	$9.97	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.41	0.20	0.19		0.23
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)	0.01	(0.03)	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	(0.02)	0.42	0.17	0.19		0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.40)	(0.20)	(0.19)		(0.23)

Total Dividends and Distributions	(0.49)	(0.40)	(0.20)	(0.19)		(0.23)

Net Asset Value, End of Period	$9.48	$9.99	$9.97	$10.00		$10.00

Total Return(b)	(0.44)%	4.31%	1.77%	1.90	%(c)	2.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$33,820	$37,801	$38,214	$43,380		$40,460
Ratio of Expenses to Average Net Assets	1.10%	1.18%	1.16%	1.29%		1.55%
Ratio of Gross Expenses to Average Net Assets(d)	—%	1.18%	1.16%	1.32%		1.55%
Ratio of Net Investment Income to Average Net Assets	4.84%	4.08%	2.02%	1.90%		2.21%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	In 2004, 1.02% of the total return for each share class consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Class J shares would have been .88%.

(d)	Excludes expense reimbursement from Manager.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi-annual reports can be obtained free of charge by writing Principal Funds, P.O. Box 55904, Boston, MA 02205. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website at www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

186 ADDITIONAL INFORMATION	Principal Investors Fund
1-800-222-5852

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first four risks described below – credit and counterparty risk, liquidity risk, management risk, and market risk – apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Common to All of the Funds

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Additional Risks Applicable to Certain Funds

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Principal Investors Fund	APPENDIX A 187
www.principal.com

Emerging Market Risk
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Geographic Concentration Risk
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

188 APPENDIX A	Principal Investors Fund
1-800-222-5852

Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings (“IPOs”) Risk
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Investment Company Securities Risk
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Market Segment Risk
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

•	MidCap: A fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
•	LargeCap: A fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
•	SmallCap: A fund’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Mid Cap Stock Risk
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

Principal Investors Fund	APPENDIX A 189
www.principal.com

Non-Diversification Risk
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific stock’s poor performance is likely to affect the fund’s performance.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Real Estate Securities Risk
Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

•	may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
•	may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
•	are subject to cash flow dependency and defaults by borrowers; and
•	could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Sector Risk
When a fund’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Securities Lending
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

190 APPENDIX A	Principal Investors Fund
1-800-222-5852

Underlying Fund Risk
The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the Underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Bond & Mortgage Securities Fund	18.44%	27.37%	12.86%	2.88%	0.50%	9.62%	71.67%
Disciplined LargeCap Blend Fund	4.31	10.54	9.81	4.97	2.06	0.54	32.23
High Yield Fund	7.49	21.55	21.16	11.42	4.91	—	66.53
High Yield Fund II	0.68	1.77	1.68	0.87	0.38	—	5.38
Inflation Protection Fund	12.91	—	—	—	—	15.42	28.33
International Emerging Markets Fund	3.50	9.54	9.36	5.24	2.20	—	29.84
International Growth Fund	6.66	17.12	16.79	9.03	3.99	0.94	54.53
LargeCap Growth Fund	1.75	4.25	4.38	2.37	1.07	0.26	14.08
LargeCap Value Fund	5.26	12.97	13.59	7.58	3.34	1.00	43.74
Partners International Fund	4.64	11.33	11.17	6.06	2.55	0.69	36.44
Partners LargeCap Blend Fund I	9.82	23.27	21.50	11.34	4.68	1.44	72.05
Partners LargeCap Growth Fund I	4.08	10.94	10.76	6.32	2.76	0.49	35.35
Partners LargeCap Value Fund	1.59	4.10	3.98	2.33	1.02	0.34	13.36
Partners LargeCap Value Fund I	4.48	11.44	11.56	6.41	2.93	—	36.82
Partners MidCap Growth Fund	—	7.17	7.55	3.94	1.75	—	20.41
Partners MidCap Value Fund I	—	4.08	4.72	2.47	1.10	—	12.37
Partners SmallCap Growth Fund I	—	—	17.87	11.43	6.04	—	35.34
Partners SmallCap Growth Fund III	7.70	19.32	13.96	7.27	3.18	—	51.43
Partners SmallCap Value Fund I	—	—	6.42	4.32	2.28	—	13.02
Preferred Securities Fund	13.35	22.69	15.75	5.99	2.08	4.42	64.28
Real Estate Securities Fund	6.42	10.76	7.51	3.22	1.36	1.50	30.77
SmallCap S&P 600 Index Fund	8.36	15.07	8.06	3.94	1.39	1.82	38.64
SmallCap Value Fund	4.08	10.24	7.41	3.87	1.69	—	27.29
Ultra Short Bond Fund	29.03	—	—	—	—	33.04	62.07

Principal Investors Fund	APPENDIX A 191
www.principal.com

The following table shows the percentage of the outstanding shares of the predecessor Underlying Funds owned by the predecessor Portfolios as of October 31, 2007.

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total

Disciplined LargeCap Blend Fund	13.70%	1.25%	14.46%	1.18%	10.21%	40.80%
Diversified International Fund	14.89	1.35	15.71	—	11.09	43.04
Equity Income Fund I	14.97	1.37	15.82	0.94	10.62	43.72
High Yield Fund II	12.80	2.21	5.92	3.10	5.68	29.71
Income Fund	40.61	9.46	13.85	16.31	—	80.23
International Emerging Markets Fund	7.20	0.64	7.66	—	5.31	20.81
LargeCap Growth Fund	21.00	1.88	21.67	1.52	15.03	61.10
MidCap Stock Fund	20.31	1.96	23.24	2.10	17.60	65.21
Money Market Fund	0.98	0.00	0.01	—	0.00	0.99
Mortgage Securities Fund	47.92	9.96	16.36	14.60	—	88.84
Real Estate Securities Fund	7.00	0.68	7.42	0.58	5.21	20.89
Short-Term Income Fund	19.75	16.62	—	43.80	—	80.17
SmallCap Growth Fund	19.79	1.70	22.09	1.77	14.95	60.30
SmallCap Value Fund	13.16	1.22	14.13	1.28	9.82	39.61
West Coast Equity Fund	12.81	1.18	13.58	0.56	10.11	38.24

U.S. Government Securities Risk
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund’s securities do not affect interest income on securities already held by the fund but are reflected in the fund’s price per share. Since the magnitude of these fluctuations generally is greater at times when a fund’s average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
A fund’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

192 APPENDIX A	Principal Investors Fund
1-800-222-5852

APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

6 Month LIBOR (London Interbank Offered Rate) Index is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.

Citigroup Broad Market (BMI) Global ex-US Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.

Citigroup World ex-US Broad Market (BMI) Growth Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.

Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers Government/Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Lehman Brothers 1-3 Government/Credit Bond Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Lehman Brothers Mutual Fund 1-5 Government/Credit index is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.

Lehman Brothers U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

Lehman Brothers U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

Merrill Lynch Hybrid Preferred Securities Index is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-US is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the US.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Principal Investors Fund	APPENDIX B 193
www.principal.com

Morgan Stanley Capital International (MSCI) World Ex - US Growth Index measures global developed market equity performance of growth securities outside of the United States. It is comprised of half the securities in the MSCI world ex U.S. Index, with half of the market capitalization of each country index.

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Large Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar Inflation Protected Bond Category primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

194 APPENDIX B	Principal Investors Fund
1-800-222-5852

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty-Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Ultra Short Bond Category Average is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.

Principal LifeTime 2010 Blended Index
Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 41.9% Russell 3000 Index, 15.1% EAFE Index, and 43.0% Lehman Aggregate Index.

Principal LifeTime 2020 Blended Index
Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 51.1% Russell 3000 Index, 19.4% EAFE Index, and 29.5% Lehman Aggregate Index.

Principal LifeTime 2030 Blended Index
Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 57.3% Russell 3000 Index, 22.5% EAFE Index, and 20.2% Lehman Aggregate Index.

Principal Investors Fund	APPENDIX B 195
www.principal.com

Principal LifeTime 2040 Blended Index
Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 61.8% Russell 3000 Index, 24.7% EAFE Index, and 13.5% Lehman Aggregate Index.

Principal LifeTime 2050 Blended Index
Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 64.2% Russell 3000 Index, 25.8% EAFE Index, and 10.0% Lehman Aggregate Index.

Principal LifeTime Strategic Income Blended Index
Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio. The weightings as of March 31, 2007 are 19.0% Russell 3000 Index, 6.0% EAFE Index, and 75.0% Lehman Aggregate Index.

Russell 1000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000 Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

Russell Midcap Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

Russell Midcap Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P MidCap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

196 APPENDIX B	Principal Investors Fund
1-800-222-5852

S&P SmallCap 600 Index is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

© 2008 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content provider; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar not its contents provider are responsible for any damages or losses arising from any use of this information.

Principal Investors Fund	APPENDIX B 197
www.principal.com

SUPPLEMENT DATED MARCH 31, 2008
TO THE PROSPECTUSES FOR PRINCIPAL INVESTORS FUND, INC.
DATED FEBRUARY 29, 2008
This supplement updates information currently in the prospectus. Not every fund listed in this supplement is available in each share class.

Effective March 10, 2008, Principal Funds Distributor has been designated as a co-distributor, with Princor Financial Services Corporation, for the Institutional, J, Advisors Select, Advisors Preferred, Advisors Signature, Select, and Preferred share classes of Principal Investors Fund.
Use of the term “distributor” throughout the prospectuses for these share classes includes both Principal Funds Distributor and Princor Financial Services Corporation.

Disciplined LargeCap Blend Fund
On or about May 1, 2008, Principal Global Investors, LLC (“PGI”) will begin implementing a cash equitization program for the Disciplined LargeCap Blend Fund as described below. Scott W. Smith and Dirk Laschanzky will share the portfolio management of the cash equitization program.
Daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders will be held in the Fund’s “cash buffer.” PGI will invest the Fund’s cash buffer and portfolio cash in S&P 500 Index futures contracts that have an aggregate nominal value equal to the value of the Fund’s cash buffer and portfolio cash (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.

Equity Income Fund I
Effective March 31, 2008, David W. Simpson became a portfolio manager for this Fund along with Joseph T. Suty for Edge Asset Management, Inc.
David W. Simpson, CFA. Mr. Simpson is a portfolio manager at Edge. Prior to joining Edge in 2003, he was chief investment officer and managing director for Summit Capital Management. Mr. Simpson received an MBA in finance from the University of Wisconsin and a bachelor’s degree from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Government & High Quality Bond Fund
Effective March 11, 2008, Bryan C. Davis replaced Lisa A. Stange as a portfolio manager for the Fund for Principal Global Investors, LLC. Brad Fredericks remains as a portfolio manager for this fund.
Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

High Yield Fund II, Income Fund, and MidCap Stock Fund
Effective January 1, 2008, Mr. Coleman and Mr. Pokrzywinski had title changes as described below. Mr. Friedl’s corrected biography appears below. These funds are sub-advised by Edge Asset Management, Inc.
Daniel R. Coleman. Mr. Coleman, Managing Director, Chief Investment Officer, manages all investment operations at Edge. Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 to 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000. Mr. Coleman received an MBA from New York University and a bachelor’s degree in finance from the University of Washington.
John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been responsible for the day-to-day management of the Income Fund since January 1, 2008. Prior to that, Mr. Friedl had served as co-manager of the predecessor Income Fund with Gary Pokrzywinski since March 2005. He has been employed as an investment professional at Edge since August 1998. Mr. Friedl received a master’s degree in finance from Seattle University and a bachelor’s degree in communications and finance from the University of Washington. He has earned the right to use the Chartered Financial Analyst designation.

Gary Pokrzywinski, CFA. Mr. Pokrzywinski, Managing Director, Head of Fixed Income, leads a team of investment professionals that is responsible for the management of the Fixed-Income Funds for which Edge serves as sub-advisor (Income, Mortgage Securities, Short-Term Income and High Yield II). Mr. Pokrzywinski has been responsible for the day-to-day management of the predecessor High Yield Fund since April 1998. Mr. Pokrzywinski also served as co-manager of the predecessor Income Fund with John Friedl between March 2005 and January 2008. He served as the Income Fund’s primary portfolio manager from 1992 until 2005. Mr. Pokrzywinski has been employed at Edge since 1992. He received a bachelor’s degree in finance and management information systems from the University of Wisconsin. Mr. Pokrzywinski has earned the right to use the Chartered Financial Analyst designation and is a member of the Seattle Investment Society and the Association for Investment Management and Research.

International Growth Fund
Principal Global Investors, LLC (“PGI”) is the Sub-Advisor to the International Growth Fund. Steven Larson and John Pihlblad share portfolio management responsibilities for this fund.
Steven Larson, CFA. Mr. Larson is a portfolio manager for PGI. He is responsible for co-managing PGI’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.
John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Partners LargeCap Blend Fund I
Effective March 6, 2008, Melissa R. Brown no longer serves as a portfolio manager for the Fund. Andrew Alford, Mark Carhart, and Robert C. Jones remain as portfolio managers for Goldman Sachs Asset Management, L.P.

PARTNERS SMALLCAP VALUE FUND II
Effective March 29, 2008, Stephen A. Clark became a portfolio manager for this Fund along with Robert T. Deere for Dimensional Fund Advisors (“DFA”). Vaughan Nelson Investment Management, LP, the other sub-advisor for this fund, did not have any portfolio manager changes.
Stephen A. Clark. Mr. Clark is a Senior Portfolio Manager and Vice President of DFA and chairman of the Investment Committee. He joined DFA in 2001 and has been responsible for the portfolio management group since January 2006. He earned an MBA from the University of Chicago and a BS from Bradley University.

Principal LifeTime Funds
Effective March 31, 2008, David M. Blake and Tim Dunbar became portfolio managers for the Principal LifeTime Funds along with Dirk Laschanzky for Principal Global Investors, LLC. Messrs. Blake, Dunbar, and Laschanzky operate as a team, sharing authority and responsibility for asset allocation services with no limitation on the authority of one portfolio manager in relation to another. James Fennessey, Michael Finnegan, and Randy Welch continue as portfolio managers for Principal Management Corporation.
Tim Dunbar. Mr. Dunbar is executive director and head of equities for Principal Global Investors. In this capacity, he oversees the business management and strategic direction of the firm’s equity group on a global basis. He joined the firm in 1986 and has held a wide range of investment management roles and has been a member of the Principal Global Investors senior management team for nearly five years. Most recently, he was responsible for overseeing asset management merger and acquisition activities. Mr. Dunbar received a bachelor’s degree from Iowa State University.
David M. Blake, CFA. Mr. Blake is the executive director and chief investment officer of fixed income for Principal Global Investors. Prior to joining Principal Global Investors in 2000, he was a senior portfolio manager for Boatmen’s Capital Management, a subsidiary of Bank of America, where he began his career in 1989. Mr. Blake received both an MBA and a bachelor’s degree from Saint Louis University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

There has been a revision to a category listed within “Purchase Without an Initial Sales Charge (Class A Shares)” (Class A, B, and C shares prospectus, page 172). A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:
•	by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations; provided, however, that the third party administrator or other service provider the sponsor of the retirement or benefit plan employs utilizes a system for processing purchases of shares that will accommodate waiver of the Fund’s sales charge.

PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

ADVISORS SIGNATURE CLASS SHARES
Effective June 13, 2008, this Class will be known as R-1.

ADVISORS SELECT CLASS SHARES
Effective June 13, 2008, this Class will be known as R-2.

ADVISORS PREFERRED CLASS SHARES
Effective June 13, 2008, this Class will be known as R-3.

SELECT CLASS SHARES
Effective June 13, 2008, this Class will be known as R-4.

PREFERRED CLASS SHARES
Effective June 13, 2008, this Class will be known as R-5.

The date of this Prospectus is February 29, 2008.

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

2	Principal Investors Fund
1-800-547-7754

Principal Investors Fund	3
www.principal.com

4	Principal Investors Fund
1-800-547-7754

RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF” together, the “Funds”) offers many investment portfolios. Princor Financial Services Corporation* (“Princor”) is the Fund’s principal underwriter for Advisors Signature, Advisors Select, Advisors Preferred, Select and Preferred Class shares. Principal Management Corporation* (“Principal”), the manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund. Principal Investors Funds, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008. Principal has selected one or more Sub-Advisors for each Fund based on the Sub-Advisor’s experience with the investment strategy for which it was selected.

The Sub-Advisors and the Funds each sub-advises are:

Sub-Advisor	Fund(s)
AllianceBernstein, L.P.	Partners LargeCap Value
Partners SmallCap Growth I

American Century Investment Management, Inc.	Partners LargeCap Growth II
Partners LargeCap Value II

Ark Asset Management Co., Inc.	Partners SmallCap Value

Barrow, Hanley, Mewhinney & Strauss, Inc.	MidCap Value

Columbus Circle Investors*	LargeCap Growth
MidCap Growth
Partners SmallCap Growth III

Dimensional Fund Advisors	Partners SmallCap Value II

Edge Asset Management, Inc.*	Strategic Asset Management Portfolios

Emerald Advisers, Inc.	Partners SmallCap Growth II

Essex Investment Management Company, LLC	Partners SmallCap Growth II

Goldman Sachs Asset Management LP	Partners LargeCap Blend I
Partners MidCap Value I

J.P. Morgan Investment Management, Inc.	Partners Global Equity
Partners SmallCap Value I

Jacobs Levy Equity Management, Inc.	Partners MidCap Growth II Partners MidCap Value

Los Angeles Capital Management and Equity Research, Inc.	Partners MidCap Value I
Partners SmallCap Value

MacKay Shields LLC	Partners MidCap Growth II

Mazama Capital Management, Inc.	Partners SmallCap Growth III

Mellon Capital Management Corporation	Partners MidCap Growth I
Partners SmallCap Blend
Partners SmallCap Value I

Neuberger Berman Management Inc.	Partners MidCap Value

Principal Investors Fund	RISK/RETURN SUMMARY 5
www.principal.com

Sub-Advisor	Fund(s)

Principal Global Investors, LLC*	Bond & Mortgage Securities
Disciplined LargeCap Blend
Diversified International
Government & High Quality Bond
High Quality Intermediate-Term Bond
Inflation Protection
International Emerging Markets
International Growth
LargeCap S&P 500 Index
LargeCap Value
MidCap Blend
MidCap S&P 400 Index
MidCap Value
Money Market
Principal LifeTime Funds
Short-Term Bond
SmallCap Blend
SmallCap Growth
SmallCap S&P 600 Index
SmallCap Value
Ultra Short Bond

Principal Real Estate Investors, LLC*	Real Estate Securities

Pyramis Global Advisors, LLC	Partners International

Spectrum Asset Management, Inc.*	Preferred Securities

T. Rowe Price Associates, Inc.	Partners LargeCap Blend
Partners LargeCap Growth I

Turner Investment Partners, Inc.	Partners MidCap Growth

UBS Global Asset Management (Americas) Inc.	Partners LargeCap Value I
Partners SmallCap Growth II

Vaughan Nelson Investment Management, LP	Partners SmallCap Value II

*	Principal Management Corporation; Columbus Circle Investors; Edge Asset Management, Inc.; Principal Global Investors, LLC; Principal Real Estate Investors, LLC; Princor Financial Services Corporation; and Spectrum Asset Management, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

The Funds offer five classes of shares through this prospectus, each of which may be purchased through retirement plans though not all plans offer each Fund. Such plans may impose fees in addition to those charged by the Funds. The services or share classes available to you may vary depending upon how you wish to purchase shares of the Fund. Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best meets your situation (not all classes are available to all plans).

EACH INVESTOR’S FINANCIAL CONSIDERATIONS ARE DIFFERENT. YOU SHOULD SPEAK WITH YOUR FINANCIAL ADVISOR TO HELP YOU DECIDE WHICH SHARE CLASS IS BEST FOR YOU.

6 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

In the description for each Fund, there is important information about the Fund’s:

Main Strategies and Risks
These sections describe each Fund’s investment objective and summarize how each Fund intends to achieve its investment objective. The Board of Directors may change a Fund’s objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The sections also describe each Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks–Temporary Defensive Measures.”

Each Fund is designed to be a portion of an investor’s portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to bear investment losses during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. In addition to the risks identified in each Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, management risk and market risk. Each Fund is also subject to underlying fund risk to the extent that a Principal LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Investment Results
A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund’s annual returns and its long-term performance. The chart shows how the Advisors Select Class’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and

•	an average of the performance of a group of mutual funds with a similar investment objective and management style (The averages used are prepared by independent statistical services.).

Performance for classes of shares for periods prior to the date on which a Fund’s oldest share class began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund, adjusted to reflect the expenses of the share class shown. The adjustments result in performance (for the period prior to the effective date of the share class shown) that is no higher than the historical performance of the oldest share class.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and Expenses
The annual operating expenses for each Fund are deducted from that Fund’s assets (stated as a percentage of Fund assets). A Fund’s operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled “The Costs of Investing.”

Principal Investors Fund	RISK/RETURN SUMMARY 7
www.principal.com

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTES:

•	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, Principal, any Sub-Advisor, or Princor.

Effective June 13, 2008, the Fund will change share class names as described below:

As of
Current	June 13, 2008
Share Class	Share Class
Advisors Signature	R1
Advisors Select	R2
Advisors Preferred	R3
Select	R4
Preferred	R5

8 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

LARGECAP US EQUITY FUNDS

Disciplined LargeCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor’s (“S&P”) 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below “fair value” for these stocks will result in investment management success. PGI’s investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Active Trading Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk

Principal Investors Fund	LARGECAP US EQUITY FUNDS 9
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 30, 2002.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.82%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’03	-3.50%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	6.10	12.63	12.62
Advisors Select Class	6.28	12.80	12.79
Advisors Preferred Class	6.42	13.01	13.00
Select Class	6.66	13.22	13.21
Preferred Class	6.75	13.36	13.35
S&P 500 Index*	5.49	12.83	12.83
Morningstar Large Blend Category Average*	6.16	12.63	12.35

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 30, 2002. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on December 30, 2002.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.56%	0.56%	0.56%	0.56%	0.56%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses	1.45%	1.32%	1.14%	0.95%	0.83%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

10 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. the Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$148	$459	$792	$1,735
Advisors Select Class	134	418	723	1,590
Advisors Preferred Class	116	362	628	1,386
Select Class	97	303	525	1,166
Preferred Class	85	265	460	1,025

Principal Investors Fund	LARGECAP US EQUITY FUNDS 11
www.principal.com

LargeCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. To meet its investment objective, the Fund may invest in initial public offerings.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	13.49%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-23.45%

12 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years		Life of Fund
Advisors Signature Class	22.02	15.41	(1)	0.26	(1)
Advisors Select Class	22.10	14.74		-0.09
Advisors Preferred Class	22.37	15.75	(1)	0.57	(1)
Select Class	22.63	15.54	(2)	0.49	(2)
Preferred Class	22.73	15.23		0.33
Russell 1000 Growth Index*	11.81	12.11		0.23
Morningstar Large Growth Category Average*	13.35	12.75		0.15

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

(1)	During 2003, the Fund processed a significant (relative to the net assets of the Advisors Preferred Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the Advisors Preferred Class. Had this gain not been recognized, the total return shown in the table for Life of Fund would have been lower.

(2)	During 2003, the Select Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown in the table for Life of Fund is greater than it would have been without the redemption.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees(1)	0.62%	0.62%	0.62%	0.62%	0.62%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses	1.51%	1.38%	1.20%	1.01%	0.89%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Effective January 16, 2007, the Fund’s management fees were increased.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$154	$477	$824	$1,802
Advisors Select Class	140	437	755	1,657
Advisors Preferred Class	122	381	660	1,455
Select Class	103	322	558	1,236
Preferred Class	91	284	493	1,096

Principal Investors Fund	LARGECAP US EQUITY FUNDS 13
www.principal.com

LargeCap S&P 500 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.7 billion and $511.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Market Segment (LargeCap) Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard and Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

14 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.12%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.48%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	4.42	11.58	1.82
Advisors Select Class	4.54	11.74	1.96
Advisors Preferred Class	4.73	11.92	2.13
Select Class	5.01	12.17	2.35
Preferred Class	5.11	12.27	2.51
S&P 500 Index*	5.49	12.83	3.30
Morningstar Large Blend Category Average*	6.16	12.63	2.59

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	LARGECAP US EQUITY FUNDS 15
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.04%	0.91%	0.73%	0.54%	0.42%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$106	$331	$574	$1,271
Advisors Select Class	93	290	504	1,120
Advisors Preferred Class	75	233	406	906
Select Class	55	173	302	677
Preferred Class	43	135	235	530

16 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

LargeCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of December 31, 2007 ranged between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

•	determination that a stock is selling below its fair market value;
•	early recognition of changes in a company’s underlying fundamentals;
•	evaluation of the sustainability of fundamental changes; and
•	monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk

Principal Investors Fund	LARGECAP US EQUITY FUNDS 17
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.08%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.16%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-0.63	11.71	5.15
Advisors Select Class	-0.53	11.92	5.33
Advisors Preferred Class	-0.35	12.04	5.47
Select Class	-0.10	12.22	5.65
Preferred Class	0.01	12.44	5.82
Russell 1000 Value Index*	-0.17	14.63	6.74
Morningstar Large Value Category Average*	1.42	13.16	5.13

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

18 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.44%	0.44%	0.44%	0.44%	0.44%
12b-1 Fees	0.35	0.30	0.25	0.10%	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.32%	1.19%	1.01%	0.82%	0.70%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$134	$418	$723	$1,590
Advisors Select Class	121	378	654	1,443
Advisors Preferred Class	103	322	558	1,236
Select Class	84	262	455	1,014
Preferred Class	72	224	390	871

Principal Investors Fund	LARGECAP US EQUITY FUNDS 19
www.principal.com

Partners LargeCap Blend Fund
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund II)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Fund’s portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

20 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.14%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.62%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	4.76	10.97	3.89
Advisors Select Class	4.95	11.16	4.06
Advisors Preferred Class	5.10	11.32	4.22
Select Class	5.28	11.61	4.45
Preferred Class	5.52	11.67	4.53
S&P 500 Index*	5.49	12.83	3.30
Morningstar Large Blend Category Average*	6.16	12.63	2.59

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	LARGECAP US EQUITY FUNDS 21
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.63%	1.50%	1.32%	1.13%	1.01%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense Information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$166	$514	$887	$1,933
Advisors Select Class	153	474	818	1,791
Advisors Preferred Class	134	418	723	1,590
Select Class	115	359	622	1,375
Preferred Class	103	322	558	1,236

22 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners LargeCap Blend Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund I)

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2007, the range was between approximately $0.7 billion and $511.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company’s publicly-issued securities. Up to 25% of Fund assets may be invested in foreign securities.

GSAM seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Active Trading Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Value Stock Risk
•	Exchange Rate Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Foreign Securities Risk
•	Securities Lending Risk

GSAM became Sub-Advisor to the Fund on December 16, 2002.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.99%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.75%

Principal Investors Fund	LARGECAP US EQUITY FUNDS 23
www.principal.com

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	1.36	10.91	0.16
Advisors Select Class	1.58	11.06	0.30
Advisors Preferred Class	1.76	11.27	0.49
Select Class	1.95	11.45	0.65
Preferred Class	2.07	11.62	0.80
S&P 500 Index*	5.49	12.83	3.30
Morningstar Large Blend Category Average*	6.16	12.63	2.59

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.44%	0.44%	0.44%	0.44%	0.44%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.32%	1.19%	1.01%	0.82%	0.70%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$134	$418	$723	$1,590
Advisors Select Class	121	378	654	1,443
Advisors Preferred Class	103	322	558	1,236
Select Class	84	262	455	1,014
Preferred Class	72	224	390	871

24 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners LargeCap Growth Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund I)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $527.8 billion) at the time of purchase. The Fund’s investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund’s portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Exchange Rate Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Underlying Fund Risk
•	Market Segment (LargeCap) Risk
•	Active Trading Risk
•	Securities Lending Risk

Principal Investors Fund	LARGECAP US EQUITY FUNDS 25
www.principal.com

T. Rowe Price became the Sub-Advisor to the Fund on August 24, 2004.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	12.73%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-18.23%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	7.41	9.91	-1.20
Advisors Select Class	7.61	10.11	-1.07
Advisors Preferred Class	7.76	10.27	-0.68
Select Class	7.93	10.46	-0.72
Preferred Class	8.09	10.64	-0.55
Russell 1000 Growth Index*	11.81	12.11	0.23
Morningstar Large Growth Category Average*	13.35	12.75	0.15

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

26 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deduced from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.73%	0.73%	0.73%	0.73%	0.73%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.61%	1.48%	1.30%	1.11%	0.99%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$164	$508	$876	$1,911
Advisors Select Class	151	468	808	1,768
Advisors Preferred Class	132	412	713	1,568
Select Class	113	353	612	1,352
Preferred Class	101	315	547	1,213

Principal Investors Fund	LARGECAP US EQUITY FUNDS 27
www.principal.com

Partners LargeCap Growth Fund II
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2007, the range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although American Century intends to invest the Fund’s assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund’s foreign investments are in companies located and doing business in developed countries.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk

•	Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Foreign Securities Risk

28 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

American Century has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	14.47%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-19.72%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	17.35	12.01	-0.12
Advisors Select Class	17.51	12.12	0.00
Advisors Preferred Class	17.69	12.27	0.17
Select Class	17.82	12.50	0.36
Preferred Class	18.08	12.64	0.47
Russell 1000 Growth Index*	11.81	12.11	0.23
Morningstar Large Growth Category Average*	13.35	12.75	0.15

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	LARGECAP US EQUITY FUNDS 29
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.94%	0.94%	0.94%	0.94%	0.94%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.83%	1.70%	1.52%	1.33%	1.21%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$186	$576	$990	$2,148
Advisors Select Class	173	536	923	2,009
Advisors Preferred Class	155	480	829	1,813
Select Class	135	421	729	1,601
Preferred Class	123	384	665	1,466

30 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners LargeCap Value Fund
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund III)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000®Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as “value” investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer’s intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong “sell discipline” in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of “special situation” companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer’s intrinsic value involves fundamental research about such companies and issuers.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Foreign Securities Risk

Principal Investors Fund	LARGECAP US EQUITY FUNDS 31
www.principal.com

Bernstein has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.40%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.62%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-4.56	11.28	6.90
Advisors Select Class	-4.40	11.45	7.11
Advisors Preferred Class	-4.20	11.66	7.64
Select Class	-4.05	11.87	7.49
Preferred Class	-3.99	11.99	7.63
Russell 1000 Value Index*	-0.17	14.63	6.74
Morningstar Large Value Category Average*	1.42	13.16	5.13

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.64%	1.51%	1.33%	1.14%	1.02%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

32 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$167	$517	$892	$1,944
Advisors Select Class	154	477	824	1,802
Advisors Preferred Class	135	421	729	1,601
Select Class	116	362	628	1,386
Preferred Class	104	325	563	1,248

Principal Investors Fund	LARGECAP US EQUITY FUNDS 33
www.principal.com

Partners LargeCap Value Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund I)

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2007 this range was between approximately $0.5 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the assessment of UBS Global AM of what a security is worth. UBS Global AM seeks to select securities with fundamental values that it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of fundamental value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security’s value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM derives investment value and organizes collective investment insights with an emphasis on primary research and company visits.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Exchange Rate Risk
•	Derivatives Risk
•	Underlying Fund Risk
•	Foreign Securities Risk
•	Market Segment (LargeCap) Risk
•	Securities Lending Risk
•	Value Stock Risk
•	Equity Securities Risk

UBS Global AM has been the Fund’s Sub-Advisor since June 1, 2004.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.44%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-5.07%

34 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	-0.39	10.42
Advisors Select Class	-0.27	10.52
Advisors Preferred Class	-0.09	10.73
Select Class	0.16	10.96
Preferred Class	0.21	11.09
Russell 1000 Value Index*	-0.17	11.96
Morningstar Large Value Category Average*	1.42	10.16

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.79%	0.79%	0.79%	0.79%	0.79%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.68%	1.55%	1.37%	1.18%	1.06%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$171	$530	$913	$1,987
Advisors Select Class	158	490	845	1,845
Advisors Preferred Class	139	434	750	1,646
Select Class	120	375	649	1,432
Preferred Class	108	337	585	1,294

Principal Investors Fund	LARGECAP US EQUITY FUNDS 35
www.principal.com

Partners LargeCap Value Fund II
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Equity securities include common stock, preferred stock, and equity-equivalent securities, such as securities convertible into common stock, stock futures contracts or stock index futures contracts. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and their price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company. American Century may sell stocks from the Fund’s portfolio if it believes a stock no longer meets its valuation criteria. American Century does not attempt to time the market.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices or may be outside the companies’ historical ranges. American Century also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks. American Century has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

When American Century believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

In the event of exceptional market or economic conditions, the Fund may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Fund assumes a defensive position, it will not be pursuing its objective of capital growth.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Derivatives Risk
•	U.S. Government Sponsored Securities Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Value Stock Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Market Segment (LargeCap) Risk
•	U.S. Government Securities Risk

36 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

American Century has been the Fund’s Sub-Advisor since December 29, 2004.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.25%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.41%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	-2.27	6.25
Advisors Select Class	-2.15	6.39
Advisors Preferred Class	-1.90	6.63
Select Class	-1.64	6.83
Preferred Class	-1.62	6.98
Russell 1000 Value Index*	-0.17	9.32
Morningstar Large Value Category Average*	1.42	8.18

Index performance does not reflect deductions for fees, expenses or taxes.

*	Lifetime results are measured from the date these share classes were first sold (December 29, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.74%	1.61%	1.43%	1.24%	1.12%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Principal Investors Fund	LARGECAP US EQUITY FUNDS 37
www.principal.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$177	$548	$944	$2,052
Advisors Select Class	164	508	876	1,911
Advisors Preferred Class	146	452	782	1,713
Select Class	126	393	681	1,500
Preferred Class	114	356	617	1,363

38 LARGE CAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

SMALL/MIDCAP US EQUITY FUNDS

MidCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap® Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	MidCap Stock Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Value Stock Risk
•	Active Trading Risk

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 39
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.00%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-10.69%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years		Life of Fund
Advisors Signature Class	8.46	15.19		9.03
Advisors Select Class	8.61	15.35		9.17
Advisors Preferred Class	8.82	15.58		9.39
Select Class	9.00	16.00	(1)	9.72	(1)
Preferred Class	9.16	15.90		9.70
Russell Midcap Index*	5.60	18.21		8.98
Morningstar Mid-Cap Blend Category Average*	4.85	15.64		7.26

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

(1)	During 2003, the Select Class experienced a significant redemption of shares. Because the remaining shareholders held relatively small positions, the total return shown in the table for Past 5 Years and Life of Fund are greater than they would have been without the redemption.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

40 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.64%	0.64%	0.64%	0.64%	0.64%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.53%	1.40%	1.22%	1.03%	0.91%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$156	$483	$834	$1,824
Advisors Select Class	143	443	766	1,680
Advisors Preferred Class	124	387	670	1,477
Select Class	105	328	569	1,259
Preferred Class	93	290	504	1,120

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 41
www.principal.com

MidCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals seeks to select companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	35.32%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-36.54%

42 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Average Annual Total Returns(%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	28.76	16.17	-1.54
Advisors Select Class	28.86	16.25	-1.45
Advisors Preferred Class	29.11	16.51	-1.25
Select Class	29.39	16.68	-1.10
Preferred Class	29.60	16.83	-0.97
Russell Midcap Growth Index*	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average*	15.09	16.33	2.88

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.59	0.51	0.38	0.34	0.32

Total Annual Fund Operating Expenses(1)	1.59%	1.46%	1.28%	1.09%	0.97%
*Other Expenses Includes:
Service Fee	0.17%	0.25%	0.25%	0.15%	0.15%
Administrative Service Fee	0.15	0.20	0.28	0.11	0.13

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$162	$502	$866	$1,889
Advisors Select Class	149	462	797	1,746
Advisors Preferred Class	130	406	702	1,545
Select Class	111	347	601	1,329
Preferred Class	99	309	536	1,190

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 43
www.principal.com

MidCap S&P 400 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) MidCap 400 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.3 billion and $12.4 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	MidCap Stock Risk
•	Market Segment (MidCap) Risk
•	Derivatives Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s MidCap 400” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

44 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	17.52%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.80%

Average Annual Total Returns (%).

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	6.99	14.96	7.90
Advisors Select Class	7.16	15.10	8.05
Advisors Preferred Class	7.33	15.33	8.24
Select Class	7.51	15.50	8.43
Preferred Class	7.68	15.66	8.57
S&P MidCap 400 Index*	7.98	16.20	8.76
Morningstar Mid-Cap Blend Category Average*	4.85	15.64	7.26

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 45
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.55	0.47	0.34	0.30	0.28

Total Annual Fund Operating Expenses(1)	1.05%	0.92%	0.74%	0.55%	0.43%
*Other Expenses Includes:
Service Fee	0.17%	0.25%	0.25%	0.15%	0.15%
Administrative Service Fee	0.15	0.20	0.28	0.11	0.13

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$107	$334	$579	$1,283
Advisors Select Class	94	293	509	1,131
Advisors Preferred Class	76	237	411	918
Select Class	56	176	307	689
Preferred Class	44	138	241	542

46 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund III)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”) and Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The portion of Fund assets managed by PGI is invested in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund’s investments are selected primarily on the basis of fundamental security analysis, focusing on the company’s financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The BHMS investment strategy emphasizes low P/E ratios, low price to book ratios and high dividend yields, which should offer protection in a declining market environment. In a rising market environment, BHMS expects these securities to benefit from growth in profitability and earnings. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS normally does not time the market for short-term gains.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 47
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 13, 2005.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.85%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.77%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-1.06	13.38	9.08
Advisors Select Class	-0.95	13.53	9.29
Advisors Preferred Class	-0.72	13.72	9.42
Select Class	-0.55	13.92	9.48
Preferred Class	-0.44	14.05	9.67
Russell Midcap Value Index*	-1.42	17.92	11.24
Morningstar Mid-Cap Value Category Average*	0.83	15.55	8.91

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

48 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.55	0.47	0.34	0.30	0.28

Total Annual Fund Operating Expenses(1)	1.55%	1.42%	1.24%	1.05%	0.93%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$158	$490	$845	$1,845
Advisors Select Class	145	449	776	1,702
Advisors Preferred Class	126	393	681	1,500
Select Class	107	334	579	1,283
Preferred Class	95	296	515	1,143

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 49
www.principal.com

Partners MidCap Growth Fund
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund III)

Sub-Advisor(s):	Turner Investment Partners, Inc. (“Turner”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.

Turner selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk
•	Securities Lending Risk

50 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Turner has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	24.92%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.51%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	23.39	18.87	1.54
Advisors Select Class	23.59	19.06	1.48
Advisors Preferred Class	23.78	19.26	1.87
Select Class	24.06	19.47	1.86
Preferred Class	24.31	19.73	2.05
Russell Midcap Growth Index*	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average*	15.09	16.33	2.88

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 51
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
*Other Expenses Include:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s manager fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$191	$591	$1,016	$2,201
Advisors Select Class	178	551	949	2,062
Advisors Preferred Class	160	496	855	1,867
Select Class	140	437	755	1,657
Preferred Class	128	400	692	1,523

52 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners MidCap Growth Fund I
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. In the view of the Mellon Capital, many medium-sized companies:

•	are in fast growing industries,
•	offer superior earnings growth potential, and
•	are characterized by strong balance sheets and high returns on equity.
The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings “buy,” “sell,” or “hold.” The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Growth Stock Risk
•	MidCap Stock Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Initial Public Offerings Risk
•	Emerging Market Risk

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 53
www.principal.com

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

The share class shown in the bar chart above has been changed to Advisors Select Class shares to facilitate comparison of funds in this prospectus.

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	12.63%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-4.34%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	9.90	10.46
Advisors Select Class	10.00	10.59
Advisors Preferred Class	10.21	10.81
Select Class	10.59	11.05
Preferred Class	10.54	11.17
Russell Midcap Growth Index*	11.43	12.43
Morningstar Mid-Cap Growth Category Average*	15.09	11.62

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

54 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.89%	1.76%	1.58%	1.39%	1.27%
*Other Expenses:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$192	$594	$1,021	$2,212
Advisors Select Class	179	554	954	2,073
Advisors Preferred Class	161	499	860	1,878
Select Class	142	440	761	1,669
Preferred Class	129	403	697	1,534

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 55
www.principal.com

Partners MidCap Growth Fund II
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund II)

Sub-Advisor(s):	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) and MacKay Shields LLC (“MacKay Shields”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund normally invests at least 80% of the Fund’s assets in securities of companies with medium market capitalizations (those with market capitalizations similar to the market capitalizations of companies in the Russell Midcap Growth Index). A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of the companies in the Index changes with market conditions and the composition of the Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion for the Russell Midcap Growth Index).

Jacobs Levy selects stocks using a growth oriented investment approach based on proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return. Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

MacKay Shields invests in growth stocks by utilizing a bottom-up approach that combines time-tested fundamental multi-factor screens with hands-on fundamental research. MacKay Shields looks to capitalize on evolving growth trends while adhering to risk controls. As a result of its process, MacKay Shields seeks to invest primarily in companies with a history of increasing earnings and sales at a rate that is generally higher than that of average companies. MacKay Shields process leads to a diversified portfolio. The Fund may engage in the lending of portfolio securities and may invest in securities of foreign issuers. The Fund may also use various techniques, such as buying and selling exchange traded funds, to increase or decrease exposure to changing security prices or other factors that affect security value.

MacKay Shields maintains a flexible approach toward investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. MacKay Shields may invest in any securities that, in its judgment, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand, and changes in the economy.

MacKay Shields may sell a stock if the stock’s earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group or if, in general, MacKay Shields does not believe that the security will help the Fund meet its investment objective.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash

56 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Growth Stock Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Mid Cap Stock Risk
•	Small Company Risk
•	Market Segment (Mid Cap) Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

Jacobs Levy has been the Fund’s Sub-Advisor since January 2, 2008. MacKay Shields has been the Sub-Advisors since January 2, 2008.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q1 ’06	10.64%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-6.73%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	0.91	6.97
Advisors Select Class	1.09	7.13
Advisors Preferred Class	1.27	7.31
Select Class	1.54	7.49
Preferred Class	1.62	7.63
Russell Midcap Growth Index*	11.43	11.39
Morningstar Mid-Cap Growth Category Average*	15.09	11.18

Index performance does not reflect deductions for fees, expenses or taxes.

The classes began operations December 29, 2004.

*	Lifetime results are measured from the date these share classes were first sold (December 29, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 57
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.89%	1.76%	1.58%	1.39%	1.27%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$192	$594	$1,021	$2,212
Advisors Select Class	179	554	954	2,073
Advisors Preferred Class	161	499	860	1,878
Select Class	142	440	761	1,669
Preferred Class	129	403	697	1,534

58 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund II)

Sub-Advisor(s):	Neuberger Berman Management, Inc. (“Neuberger Berman”) and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach.

Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:

•	strong fundamentals, such as a company’s financial, operational, and competitive positions;

•	consistent cash flow; and

•	a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.

Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return. Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 59
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk

•	MidCap Stock Risk

•	Securities Lending Risk
•	Market Segment (MidCap) Risk

•	Value Stock Risk

Neuberger Berman has been the Fund’s Sub-Advisor since December 6, 2000. Jacobs Levy was added additional Sub-Advisor on June 30, 2006.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.40%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.54%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-2.65	14.56	8.88
Advisors Select Class	-2.60	14.68	9.02
Advisors Preferred Class	-2.38	14.89	9.41
Select Class	-2.23	15.10	9.42
Preferred Class	-2.04	15.25	9.56
Russell Midcap Value Index*	-1.42	17.92	11.24
Morningstar Mid-Cap Value Category Average*	0.83	15.55	8.91

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

60 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Asset

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$191	$591	$1,016	$2,201
Advisors Select Class	178	551	949	2,062
Advisors Preferred Class	160	496	855	1,867
Select Class	140	437	755	1,657
Preferred Class	128	400	692	1,523

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 61
www.principal.com

Partners MidCap Value Fund I
(effective 06/13/2008, this Fund will be known as MidCap Value Fund I)

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”) and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index (as of December 31, 2007, the range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

GSAM selects stocks using a value oriented investment approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company’s long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

LA Capital employs a quantitative approach for selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of medium capitalization securities based on a security’s exposure and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell MidCap Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub- Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Emerging Markets Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	MidCap Stock Risk
•	Equity Securities Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Initial Public Offerings Risk
•	Sector Risk
•	Underlying Fund Risk

62 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

GSAM has been the Fund’s Sub-Advisor since December 29, 2003. LA Capital was added as an additional Sub-Advisor on October 3, 2005. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

The share class shown in the bar chart above has been changed to Advisors Select Class shares to facilitate comparison of funds in this prospectus.

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	12.69%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-3.46%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	1.56	12.78
Advisors Select Class	1.69	12.94
Advisors Preferred Class	1.91	13.13
Select Class	2.08	13.31
Preferred Class	2.18	13.48
Russell Midcap Value Index*	-1.42	13.36
Morningstar Mid-Cap Value Category Average*	0.83	10.64

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 63
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense Information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of Investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$191	$591	$1,016	$2,201
Advisors Select Class	178	551	949	2,062
Advisors Preferred Class	160	496	855	1,867
Select Class	140	437	755	1,657
Preferred Class	128	400	692	1,523

64 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners SmallCap Blend Fund
(effective 06/13/2008, this Fund will be known as SmallCap Blend Fund I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Standard and Poor’s SmallCap 600 Index (as of December 31, 2007, this range was between approximately $0.06 billion and $4.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting investments for the Fund, the Sub-Advisor, Mellon Capital, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, stocks are selected on a company by company basis. To ensure ample diversification, the portfolio’s assets are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives the Fund’s performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Growth Stock Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	Active Trading Risk
•	Value Stock Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	MidCap Stock Risk
•	Initial Public Offerings Risk
•	Small Company Risk

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	21.83%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.40%

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 65
www.principal.com

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-2.72	13.43	13.44
Advisors Select Class	-2.62	13.57	13.59
Advisors Preferred Class	-2.46	13.79	13.80
Select Class	-2.24	14.01	14.02
Preferred Class	-2.11	14.14	14.15
S&P SmallCap 600 Index*	-0.30	16.04	16.04
Morningstar Small Blend Category Average*	-1.10	15.72	15.61

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 30, 2002. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.89%	1.76%	1.58%	1.39%	1.27%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on the assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$192	$594	$1,021	$2,212
Advisors Select Class	179	554	954	2,073
Advisors Preferred Class	161	499	860	1,878
Select Class	142	440	761	1,669
Preferred Class	129	403	697	1,534

66 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners SmallCap Growth Fund I
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund I)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Sub-Advisor, AllianceBernstein, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales growth and competitive returns on equity relative to their peers. In doing so, AllianceBernstein analyzes such factors as:

•	Earnings growth potential relative to competitors
•	Market share and competitive leadership of the company’s products
•	Quality of management
•	Financial condition (such as debt to equity ratio)
•	Valuation in comparison to a stock’s own historical norms and the stocks of other small-cap companies

AllianceBernstein follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Market Segment (MidCap and SmallCap) Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Securities Lending Risk
•	Initial Public Offerings Risk
•	MidCap Stock Risk
•	Underlying Fund Risk

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 67
www.principal.com

Alliance became Sub-Advisor to the Fund on March 29, 2003.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	26.89%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-26.61%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	12.98	16.52	1.66
Advisors Select Class	13.09	16.66	1.82
Advisors Preferred Class	13.37	16.89	2.02
Select Class	13.53	17.10	2.20
Preferred Class	13.69	17.20	2.38
Russell 2000 Growth Index*	7.05	16.50	4.47
Morningstar Small Growth Category Average*	7.59	15.63	4.26

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

68 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.10%	1.10%	1.10%	1.10%	1.10%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.55	0.47	0.34	0.30	0.28

Total Annual Fund Operating Expenses(1)	2.00%	1.87%	1.69%	1.50%	1.38%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$203	$627	$1,078	$2,327
Advisors Select Class	190	588	1,011	2,190
Advisors Preferred Class	172	533	918	1,998
Select Class	153	474	818	1,791
Preferred Class	140	437	755	1,657

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 69
www.principal.com

Partners SmallCap Growth Fund II
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund II)

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Emerald Advisors, Inc. (“Emerald”), and Essex Investment Management Company, LLC (“Essex”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, this range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting improving business fundamentals and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the business fundamentals demonstrate a significant deterioration, or if the valuation is no longer attractive relative to Essex’s long-term growth expectations.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

70 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	MidCap Stock Risk
•	Securities Lending Risk

UBS Global AM became the Fund’s Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	29.65%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.33%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	4.80	13.78	-0.20
Advisors Select Class	4.98	13.90	-0.15
Advisors Preferred Class	5.22	14.18	0.15
Select Class	5.28	14.33	0.28
Preferred Class	5.57	14.47	0.44
Russell 2000 Growth Index*	7.05	16.50	4.47
Morningstar Small Growth Category Average*	7.59	15.63	4.26

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 71
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.99%	0.99%	0.99%	0.99%	0.99%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$191	$591	$1,016	$2,201
Advisors Select Class	178	551	949	2,062
Advisors Preferred Class	160	496	855	1,867
Select Class	140	437	755	1,657
Preferred Class	128	400	692	1,523

72 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners SmallCap Growth Fund III
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund III)

Sub-Advisor(s):	Mazama Capital Management, Inc. (“Mazama”) and Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations similar to the companies in the Russell 2500 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $20.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Mazama manages its allocated portion of the Fund’s portfolio using a bottom-up approach to security selection. The firm utilizes a proprietary model as the framework for security selection and portfolio construction decisions. Mazama’s security selection process begins by screening a universe of over 1,500 companies within the market capitalization range of the securities in the Russell 2500 Growth Index for desirable financial characteristics. Mazama employs a proprietary price/performance model to identify a group of 300 to 400 companies that, in its judgment, may represent attractive investment opportunities. The model takes into account both quantitative and qualitative factors in order to identify companies that meet certain criteria. These factors include: (i) the quality of management and key personnel; (ii) the company’s ability to meet or exceed earnings estimates; (iii) estimated return on equity divided by a company’s forward price-to-earnings ratio; and (iv) estimated earnings growth divided by a company’s forward price-to-earnings ratio. Companies passing the initial screening are further analyzed by Mazama using rigorous fundamental analysis.

Mazama’s determination to sell a security from the Fund’s portfolio is based on either a deterioration in the company’s fundamentals or by a reduction in ranking due to price appreciation which is then reflected in a lower Price/ Performance Model score.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 73
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Growth Stock Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	MidCap Stock Risk
•	Small Company Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

Mazama has been the Fund’s Sub-Advisor since June 1, 2004. CCI was added as an additional Sub-Advisor on December 15, 2006.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q1 ’06	11.62%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-11.27%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	4.32	9.31
Advisors Select Class	4.49	9.50
Advisors Preferred Class	4.64	9.66
Select Class	4.88	9.87
Preferred Class	5.03	10.01
Russell 2500 Growth Index*	9.69	11.56
Morningstar Small Growth Category Average*	7.59	9.92

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

74 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.10%	1.10%	1.10%	1.10%	1.10%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.99%	1.86%	1.68%	1.49%	1.37%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$202	$624	$1,073	$2,317
Advisors Select Class	189	585	1,006	2,180
Advisors Preferred Class	171	530	913	1,987
Select Class	152	471	813	1,779
Preferred Class	139	434	750	1,646

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 75
www.principal.com

Partners SmallCap Value Fund
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund III)

Sub-Advisor(s):	Ark Asset Management Co., Inc. (“Ark Asset”) and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion) or up to $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Ark Asset combines a systematic quantitative approach with traditional fundamental analysis to identify attractive small cap value companies. The Firm uses proprietary computer models that incorporate data from several sources to identify those companies whose securities that provide favorable investment opportunities. These models include traditional measures of value as well as earning expectations and are combined with a fundamental overlay to determine the relative attractiveness of each security in the research universe. Stocks with the highest overall ranking are considered for inclusion in the Fund’s portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund’s portfolio if a) its quantitative ranking has fallen to the bottom 40% of the research universe and/or it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations; or b) analysis indicates the risk/reward opportunity of a new investment is more favorable. To minimize risk and increase diversification, Ark Asset generally allocates Fund assets among economic sectors to within five percentage points (on an absolute basis) of that economic sector’s percentage weighting in the Russell 2000 Index.

LA Capital employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security’s exposure, and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

76 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	MidCap Stock Risk
•	Value Stock Risk
•	Small Company Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk

Ark Asset has been Sub-Advisor to the Fund since March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.20%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-21.03%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-8.15	12.11	9.05
Advisors Select Class	-8.09	12.25	9.18
Advisors Preferred Class	-7.83	12.47	9.40
Select Class	-7.73	12.65	9.58
Preferred Class	-7.64	12.82	9.74
Russell 2000 Value Index*	-9.78	15.80	11.07
Morningstar Small Value Category Average*	-6.08	14.58	10.62

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional shares were first sold (March 1, 2001).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 77
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.55	0.47	0.34	0.30	0.28

Total Annual Fund Operating Expenses(1)	1.90%	1.77%	1.59%	1.40%	1.28%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$193	$597	$1,026	$2,222
Advisors Select Class	180	557	959	2,084
Advisors Preferred Class	162	502	866	1,889
Select Class	143	443	766	1,680
Preferred Class	130	406	702	1,545

78 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners SmallCap Value Fund I
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”) and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

Main Strategies and Risks
The Fund invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Up to 25 of the Fund’s assets may be invested in foreign securities. The Fund may also purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

J.P. Morgan uses a combination of quantitative and fundamental research, and then implements a disciplined portfolio construction process to build a portfolio. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000®Value Index. J.P. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable valuation and momentum factor rankings. J.P. Morgan ranks these companies within economic sectors according to their relative attractiveness. J.P. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the portion of the Fund sub-advised by J.P. Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.

The portion of the Fund managed by J.P. Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.

In selecting investments for the Fund, Mellon Capital uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, Mellon Capital selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Fund’s assets managed by Mellon Capital are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.

Since the Fund has a long-term investment perspective, Mellon Capital does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 79
www.principal.com

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	MidCap Stock Risk
•	Derivatives Risk
•	Value Stock Risk
•	Small Company Risk
•	Underlying Fund Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	Sector Risk
•	Securities Lending Risk

J.P. Morgan has been the Fund’s Sub-Advisor since December 30, 2002. Mellon Capital was added as an additional Sub- Advisor on August 8, 2005.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	23.10%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-8.17%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-10.12	15.16	15.31
Advisors Select Class	-10.05	15.28	15.43
Advisors Preferred Class	-9.88	15.48	15.63
Select Class	-9.66	15.73	15.88
Preferred Class	-9.59	15.86	16.01
Russell 2000 Value Index*	-9.78	15.80	15.80
Morningstar Small Value Category Average*	-6.08	14.58	14.87

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 30, 2002. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

80 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.89%	1.76%	1.58%	1.39%	1.27%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$192	$594	$1,021	$2,212
Advisors Select Class	179	554	954	2,073
Advisors Preferred Class	161	499	860	1,878
Select Class	142	440	761	1,669
Preferred Class	129	403	697	1,534

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 81
www.principal.com

Partners SmallCap Value Fund II
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund II)

Sub-Advisor(s):	Dimensional Fund Advisors (“Dimensional”) and Vaughan Nelson Investment Management, LP (“Vaughan Nelson”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

Main Strategies and Risks
As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small market capitalization companies. Up to 25% of the Fund’s assets may be invested in foreign securities.

Dimensional invests Fund assets primarily in a diversified group of equity securities of small U.S. companies which Dimensional believes to be value stocks at the time of purchase. As of the date of this Prospectus, Dimensional considers small companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Under Dimensional’s market capitalization guidelines described above, as of December 31, 2007, the market capitalization of a small cap company was defined by the 10% market capitalization guideline, which was $2.46 billion or below. This dollar amount will change due to market conditions. When implementing its strategy, Dimensional will, as of the date of the Prospectus, generally purchase securities of companies that are in the lowest 8% of total market capitalization but may also purchase securities of companies above this range that are considered small cap companies under Dimensional’s market capitalization guidelines.

Dimensional considers a security to be a value stock primarily because the company’s shares have a high book value in relation to their market value (a “book to market ratio”). In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria Dimensional uses for assessing value are subject to change from time-to-time.

Dimensional uses a market capitalization weighted approach in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by Dimensional for a variety of factors. Dimensional may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by Dimensional given market conditions. Dimensional may deviate from market capitalization weighting to limit or fix the exposure of the Fund to a particular issuer to a maximum proportion of the assets of the Fund. Dimensional may exclude the stock of a company that meets applicable market capitalization criterion if adjustments will result in a deviation from traditional market capitalization weighting.

Vaughan Nelson considers U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Under normal market conditions, the portion of the Fund sub-advised by Vaughan Nelson invests at least 80% of its assets in equity securities of such companies.

Vaughan Nelson invests in small capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

•	companies earning a positive economic margin with stable-to-improving returns;
•	companies valued at a discount to their asset value; and
•	companies with an attractive dividend yield and minimal basis risk.

82 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

In selecting investments, Vaughan Nelson generally employs the following strategy:

•	value driven investment philosophy that selects stocks selling at attractive values based upon anticipated fundamentals of the business. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
•	Vaughan Nelson starts with an investment universe of 5,000 securities, then, using value-driven screens, creates a research universe of companies with market capitalizations of at least $100 million;
•	uses fundamental analysis to construct a portfolio of securities that Vaughan Nelson believes has an attractive return potential.

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Value Stock Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	MidCap Stock Risk
•	Small Company Risk
•	Exchange Rate Risk
•	Equity Securities Risk
•	Initial Public Offerings Risk
•	Derivatives Risk
•	Securities Lending Risk

Dimensional has been the Fund’s Sub-Advisor since June 1, 2004. Vaughan Nelson was added as an additional Sub- Advisor of October 3, 2005.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q1 ’06	13.70%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-7.66%

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 83
www.principal.com

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	-9.80	8.64
Advisors Select Class	-9.66	8.76
Advisors Preferred Class	-9.54	8.95
Select Class	-9.34	9.15
Preferred Class	-9.21	9.30
Russell 2000 Value Index*	-9.78	9.62
Morningstar Small Value Category Average*	-6.08	9.04

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.89%	1.76%	1.58%	1.39%	1.27%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$192	$594	$1,021	$2,212
Advisors Select Class	179	554	954	2,073
Advisors Preferred Class	161	499	860	1,878
Select Class	142	440	761	1,669
Preferred Class	129	403	697	1,534

84 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

SmallCap Blend Fund
(Closed to new investors as of September 1, 2007)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of December 31, 2007, this range was between approximately $0.03 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risks
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Value Stock Risk
•	Initial Public Offerings Risk

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 85
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.73%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.16%

Average Annual Total Returns (%)

For the period ended December 31, 2006	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	1.06	15.28	9.42
Advisors Select Class	1.19	15.41	9.58
Advisors Preferred Class	1.36	15.62	9.75
Select Class	1.59	15.95	9.99
Preferred Class	1.63	15.97	10.10
Russell 2000 Index*	-1.57	16.25	8.14
Morningstar Small Blend Category Average*	-1.10	15.72	8.97

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.64%	1.51%	1.33%	1.14%	1.02%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or

86 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$167	$517	$892	$1,944
Advisors Select Class	154	477	824	1,802
Advisors Preferred Class	135	421	729	1,601
Select Class	116	362	628	1,386
Preferred Class	104	325	563	1,248

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 87
www.principal.com

SmallCap Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.
The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Emerging Market Risk
•	Market Segment (SmallCap) Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

88 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	33.46%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-33.27%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	9.15	15.89	2.78
Advisors Select Class	9.14	16.05	2.93
Advisors Preferred Class	9.40	16.25	3.10
Select Class	9.69	16.53	3.32
Preferred Class	9.75	16.66	3.41
Russell 2000 Growth Index*	7.05	16.50	4.47
Morningstar Small Growth Category Average*	7.59	15.63	4.26

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses	1.64%	1.51%	1.33%	1.14%	1.02%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 89
www.principal.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$167	$517	$892	$1,944
Advisors Select Class	154	477	824	1,802
Advisors Preferred Class	135	421	729	1,601
Select Class	116	362	628	1,386
Preferred Class	104	325	563	1,248

90 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

SmallCap S&P 600 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) SmallCap 600 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.06 billion and $4.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P SmallCap 600. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Market Segment (SmallCap) Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold or promoted by Standard and Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 91
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	20.39%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.81%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-1.22	14.78	9.48
Advisors Select Class	-1.09	15.00	9.64
Advisors Preferred Class	-0.93	15.12	9.81
Select Class	-0.70	15.35	10.02
Preferred Class	-0.59	15.48	10.13
S&P SmallCap 600 Index*	-0.30	16.04	9.71
Morningstar Small Blend Category Average*	-1.10	15.72	8.97

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares was first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.15%	0.15%	0.15%	0.15%	0.15%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.04%	0.91%	0.73%	0.54%	0.42%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

92 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$106	$331	$574	$1,271
Advisors Select Class	93	290	504	1,120
Advisors Preferred Class	75	233	406	906
Select Class	55	173	302	677
Preferred Class	43	135	235	530

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 93
www.principal.com

SmallCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in initial public offerings

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	23.04%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.36%

94 SMALL/MIDCAP US EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-8.26	14.64	11.97
Advisors Select Class	-8.11	14.80	12.12
Advisors Preferred Class	-7.94	15.00	12.32
Select Class	-7.75	15.23	12.52
Preferred Class	-7.67	15.37	12.66
Russell 2000 Value Index*	-9.78	15.80	11.20
Morningstar Small Value Category Average*	-6.08	14.58	10.82

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.63%	1.50%	1.32%	1.13%	1.01%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your cost would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$166	$514	$887	$1,933
Advisors Select Class	153	474	818	1,791
Advisors Preferred Class	134	418	723	1,590
Select Class	115	359	622	1,374
Preferred Class	103	322	558	1,236

Principal Investors Fund	SMALL/MIDCAP US EQUITY FUNDS 95
www.principal.com

INTERNATIONAL EQUITY FUNDS

Diversified International Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;

•	the company’s principal securities trading market is outside the U.S.;

•	and the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.
Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

In choosing investments for the Fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk

•	Market Segment (LargeCap) Risk

•	Active Trading Risk

•	Underlying Fund Risk

96 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	17.34%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.87%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	14.72	23.11	8.87
Advisors Select Class	14.73	23.28	8.98
Advisors Preferred Class	14.99	23.46	9.19
Select Class	15.25	23.94	9.54
Preferred Class	15.39	23.86	9.56
Citigroup BMI Global ex-US Index*	16.70	25.36	11.73
MSCI ACWI Ex-US Index*#	16.65	24.00	10.43
Morningstar Foreign Large Blend Category Average*	12.71	20.31	7.50

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

#	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 97
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.87%	0.87%	0.87%	0.87%	0.87%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.57	0.49	0.36	0.32	0.30

Total Annual Fund Operating Expenses	1.79%	1.66%	1.48%	1.29%	1.17%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$182	$563	$970	$2,105
Advisors Select Class	169	523	902	1.965
Advisors Preferred Class	151	468	808	1,768
Select Class	131	409	708	1,556
Preferred Class	119	372	644	1,420

98 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

International Emerging Markets Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Fund may invest assets in smaller or mid capitalization companies.

The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is in emerging market countries;
•	the company’s principal securities trading market is an emerging market country; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Emerging Market Risk
•	Securities Lending Risk
•	Small Company Risk
•	Active Trading Risk
•	Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 99
www.principal.com

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	26.64%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-23.87%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	40.60	38.01	23.22
Advisors Select Class	40.79	38.20	23.40
Advisors Preferred Class	40.99	38.45	23.61
Select Class	41.29	38.71	23.87
Preferred Class	41.47	38.85	23.96
MSCI Emerging Markets Free Index-NDTR*	39.39	37.00	23.62
Morningstar Diversified Emerging Markets Category Average*	36.68	35.18	22.27

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

100 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.19%	1.19%	1.19%	1.19%	1.19%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.63	0.55	0.42	0.38	0.36

Total Annual Fund Operating Expenses(1)	2.17%	2.04%	1.86%	1.67%	1.55%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Examples
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be::

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$220	$679	$1,164	$2,503
Advisors Select Class	207	640	1,098	2,369
Advisors Preferred Class	189	585	1,006	2,180
Select Class	170	526	907	1,976
Preferred Class	158	490	845	1,845

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 101
www.principal.com

International Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;

•	the company’s principal securities trading market is outside the U.S.; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Underlying Fund Risk
•	Securities Lending Risk

102 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

PGI became the Fund’s Sub-Advisor on November 1, 2002.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	18.14%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-21.59%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	11.59	22.83	8.75
Advisors Select Class	11.63	22.95	8.85
Advisors Preferred Class	11.85	23.19	9.61
Select Class	12.08	23.46	9.30
Preferred Class	12.16	23.62	9.42
CITI World Ex-US BMI Growth Index*	13.39	22.06	7.42
MSCI World Ex-US Growth Index*#	18.03	20.57	6.99
Morningstar Foreign Large Growth Category Average*	16.26	20.90	6.64

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

#	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 103
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.97%	0.97%	0.97%	0.97%	0.97%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.56	0.48	0.35	0.31	0.29

Total Assets Fund Operating Expenses(1)	1.88%	1.75%	1.57%	1.38%	1.26%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$191	$591	$1,016	$2,201
Advisors Select Class	178	551	949	2,062
Advisors Preferred Class	160	496	855	1,867
Select Class	140	437	755	1,657
Preferred Class	128	400	692	1,523

104 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Partners Global Equity Fund
(effective 06/13/2008, this Fund will be known as Global Equity Fund I)

Sub-Advisor(s):	J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)

Objective:	The Fund seeks long-term growth of capital

Investor Profile:	The Fund may be an appropriate investment for investors seeking growth of capital who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies

Main Strategies and Risks
The Fund invests, under normal circumstances, at least 80% of the value of its assets in equity securities of large market capitalizations (those companies with market capitalizations greater than $5 billion, similar to companies in the MSCI World Index) at the time of purchase. The Fund invests in a diversified portfolio of equity securities of companies located or operating in developed countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Sub-Advisor, J.P. Morgan, selects companies on the basis of fundamental, thematic and quantitative analysis. The analysis is performed by:

•	the locally based regional specialists who provide local market insights, including an assessment of:

•	Business characteristics: recurring demand for product and identifiable competitive advantage;
•	Financial characteristics: cash flow generation and improving returns on capital;
•	Management factors: focus on shareholder return and long-term strategic planning; and
•	Valuation: earnings and return based.

•	the global sector specialists who provide global industry insights and build upon the local market analysis by seeking to determine which are the best stock ideas in each industry globally; and
•	the portfolio construction team which captures the analysis done by the local and global teams and constructs a portfolio.

The Sub-Advisor may sell a stock for the following reasons:

•	the global sector specialist downgrades a company (e.g. relative outperformance leads to a less attractive valuation); or
•	portfolio construction issues in terms of stock, sector or country weightings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Small Company Risk
•	Foreign Securities Risk

•	Market Segment (LargeCap) Risk

•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Emerging Markets Risk
•	MidCap Stock Risk

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 105
www.principal.com

J.P. Morgan has been the Fund’s Sub-Advisor since March 1, 2005.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.61%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-1.91%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	4.86	10.28
Advisors Select Class	5.04	10.56
Advisors Preferred Class	5.13	10.59
Select Class	5.41	10.81
Preferred Class	5.45	10.88
MSCI World Index-ND*	9.04	13.77
Morningstar World Stock Category Average*	11.28	14.57

Index performance does not reflect deductions for fees, expenses or taxes.

The classes began operations March 1, 2005.

*	Lifetime results are measured from the date these share classes were first sold (March 1, 2005).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

106 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.95%	0.95%	0.95%	0.95%	0.95%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.64	0.56	0.43	0.39	0.37

Total Annual Fund Operating Expenses(1)	1.94%	1.81%	1.63%	1.44%	1.32%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$197	$609	$1,047	$2,264
Advisors Select Class	184	569	980	2,127
Advisors Preferred Class	166	514	887	1,933
Select Class	147	456	787	1,724
Preferred Class	134	418	723	1,590

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 107
www.principal.com

Partners International Fund
(effective 06/13/2008, this Fund will be known as International Fund I)

Sub-Advisor(s):	Pyramis Global Advisors, LLC (“Pyramis”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Sub-Advisor, Pyramis, normally invests the Fund’s assets primarily in non-U.S. securities. Pyramis normally invests the Fund’s assets primarily in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the MSCI EAFE (Europe, Australia, Far East) Index – ND (as of December 31, 2007 this range was between approximately $326 million and $460 billion)) at the time of purchase. Pyramis normally diversifies the Fund’s investments across different countries and regions. In allocating the investments across countries and regions, Pyramis will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the Fund, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, Pyramis invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Fund may not achieve its objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Small Company Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Underlying Fund Risk
•	MidCap Stock Risk

108 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

Pyramis has been the Fund’s Sub-Advisor since December 29, 2003.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

The share class shown in the bar chart above has been changed to Advisors Select Class shares to facilitate comparison of funds in this prospectus.

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	14.43%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’05	-0.59%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	14.15	17.94
Advisors Select Class	14.34	18.07
Advisors Preferred Class	14.51	18.27
Select Class	14.74	18.51
Preferred Class	14.87	18.62
MSCI EAFE (Europe, Australia, Far East) Index - ND*	11.17	17.67
Morningstar Foreign Large Blend Category Average*	12.71	17.36

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	INTERNATIONAL EQUITY FUNDS 109
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	1.08%	1.08%	1.08%	1.08%	1.08%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.57	0.49	0.36	0.32	0.30

Total Annual Fund Operating Expenses(1)	2.00%	1.87%	1.69%	1.50%	1.38%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$203	$627	$1,078	$2,327
Advisors Select Class	190	588	1,011	2,190
Advisors Preferred Class	172	533	918	1,998
Select Class	153	474	818	1,791
Preferred Class	140	437	755	1,657

110 INTERNATIONAL EQUITY FUNDS	Principal Investors Fund
1-800-547-7754

REAL ESTATE FUND

Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal -REI”)

Objective:	The Fund seeks to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	equity REITs, which primarily own property and generate revenue from rental income;
•	mortgage REITs, which invest in real estate mortgages; and
•	hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal-REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

Principal Investors Fund	REAL ESTATE FUND 111
www.principal.com

Principal-REI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	17.31%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-11.84%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-18.24	18.23	15.45
Advisors Select Class	-18.16	18.40	15.50
Advisors Preferred Class	-18.02	18.59	15.80
Select Class	-17.84	18.81	15.92
Preferred Class	-17.74	18.98	16.05
MSCI US REIT Index*	-16.82	17.91	15.03
Morningstar Specialty-Real Estate Category Average*	-14.66	17.70	14.99

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

112 REAL ESTATE FUND	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.83%	0.83%	0.83%	0.83%	0.83%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses(1)	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.71%	1.58%	1.40%	1.21%	1.09%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$174	$539	$928	$2,019
Advisors Select Class	161	499	860	1,878
Advisors Preferred Class	143	443	766	1,680
Select Class	123	384	665	1,466
Preferred Class	111	347	601	1,329

Principal Investors Fund	REAL ESTATE FUND 113
www.principal.com

BALANCED/ASSET ALLOCATION FUNDS

Principal LifeTime Funds

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective:	The investment objective of each of the Principal LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050, and 2055 Funds is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the sub-advisors discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

114 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest in foreign investments, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Principal LifeTime Fund is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 115
www.principal.com

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of October 31, 2007, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below. The allocations for the Principal LifeTime 2015, Principal LifeTime 2025, Principal LifeTime 2035, Principal LifeTime 2045, and Principal LifeTime 2055 Funds because they did not commence operations until February 29, 2008 are estimated.

											Principal
	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2015	2020	2025	2030	2035	2040	2045	2050	2055	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Bond & Mortgage Securities Fund	25.62%	23.00%	18.78%	15.20%	10.32%	7.90%	4.65%	3.20%	1.90%	2.10%	42.84%

Disciplined LargeCap Blend Fund	9.41%	8.37%	11.37%	10.21%	12.37%	11.60%	12.57%	12.49%	12.45%	12.70%	3.78%

High Yield Fund	2.01%	4.70%	2.86%	5.00%	3.29%	5.00%	3.56%	5.00%	3.65%	4.90%	—

High Yield Fund II	0.65%	—	0.83%	—	0.91%	—	0.95%	—	1.00%	—	—

Inflation Protection Fund	3.40%	1.50%	—	—	—	—	—	—	—	—	13.00%

International Emerging Markets Fund	2.93%	2.80%	3.94%	3.50%	4.52%	3.90%	5.07%	4.20%	5.10%	4.00%	—

International Growth Fund	9.13%	9.31%	11.60%	11.35%	13.31%	12.86%	14.34%	13.84%	15.10%	14.30%	4.14%

LargeCap Growth Fund	4.28%	4.35%	5.14%	5.30%	6.21%	6.03%	6.74%	6.49%	7.26%	6.60%	2.02%

LargeCap Value Fund	2.54%	3.16%	3.09%	3.86%	3.79%	4.39%	4.24%	4.72%	4.46%	4.80%	1.55%

Partners International Fund	5.16%	4.88%	6.23%	5.95%	7.17%	6.75%	7.82%	7.26%	7.86%	7.50%	2.48%

Partners LargeCap Blend Fund I	4.94%	4.42%	5.78%	5.38%	6.25%	6.12%	6.61%	6.59%	6.51%	6.70%	2.33%

Partners LargeCap Growth Fund I	4.26%	5.14%	5.65%	6.27%	6.50%	7.13%	7.65%	7.67%	7.97%	7.80%	1.64%

Partners LargeCap Value Fund	2.47%	3.17%	3.15%	3.86%	3.57%	4.39%	4.20%	4.72%	4.40%	4.80%	1.67%

Partners LargeCap Value Fund I	2.57%	3.17%	3.24%	3.86%	3.83%	4.39%	4.26%	4.72%	4.65%	4.80%	—

Partners MidCap Growth Fund	—	1.19%	1.43%	1.45%	1.76%	1.64%	1.84%	1.77%	1.96%	1.80%	—

Partners MidCap Value Fund I	—	1.19%	1.12%	1.45%	1.51%	1.64%	1.59%	1.77%	1.68%	1.80%	—

Partners SmallCap Growth Fund I	—	1.19%	—	1.45%	1.16%	1.64%	1.49%	1.77%	1.88%	1.80%	—

Partners SmallCap Growth Fund III	1.55%	1.19%	1.92%	1.45%	1.62%	1.64%	1.69%	1.77%	1.77%	1.80%	—

Partners SmallCap Value Fund I	—	1.19%	—	1.45%	0.96%	1.64%	1.30%	1.77%	1.64%	1.80%	—

Preferred Securities Fund	6.21%	6.30%	5.22%	5.30%	4.23%	4.30%	3.23%	3.30%	2.67%	3.00%	6.59%

Real Estate Securities Fund	5.82%	6.30%	4.81%	5.30%	3.93%	4.30%	3.38%	4.00%	3.40%	4.00%	4.36%

SmallCap S&P 600 Index Fund	2.37%	0.79%	2.11%	0.96%	1.32%	1.10%	1.29%	1.18%	1.09%	1.20%	1.65%

SmallCap Value Fund	1.40%	1.19%	1.73%	1.45%	1.47%	1.64%	1.53%	1.77%	1.60%	1.80%	—

Ultra Short Bond Fund	3.28%	1.50%	—	—	—	—	—	—	—	—	11.95%

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Historical Performance
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

116 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Principal LifeTime Strategic Income Fund

Principal Investment Strategies
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.94%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-3.54%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	0.86	7.22	4.99
Advisors Select Class	0.99	7.40	5.16
Advisors Preferred Class	1.25	7.55	5.32
Select Class	1.44	7.75	5.52
Preferred Class	1.55	7.91	5.67
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime Strategic Income Blended Index*(2)	7.06	8.37	5.78
Morningstar Target-Date 2000-2014 Category Average*	5.22	7.33	5.05

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 117
www.principal.com

Principal LifeTime 2010 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.50%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-5.56%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	2.73	9.25	5.88
Advisors Select Class	2.88	9.40	6.02
Advisors Preferred Class	3.05	9.59	6.21
Select Class	3.32	9.78	6.41
Preferred Class	3.35	9.93	6.53
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2010 Blended Index*(2)	6.95	9.77	6.15
Morningstar Target-Date 2000-2014 Category Average*	5.22	7.33	5.05

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 41.9% Russell 3000 Index, 15.1% MSCI EAFE NDTR-D Index, and 43.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

118 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2015 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets)

	Advisors	Advisors	Advisors
	Signature*	Select*	Preferred*	Select*	Preferred*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.5500	0.4700	0.3400	0.3000	0.2800

Total Gross Operating Fees and Expenses	1.0225%	0.8925%	0.7125%	0.5225%	0.4025%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7000	0.7000	0.7000	0.7000	0.7000

Total Annual Fund Operating Expenses	1.7225%	1.5925%	1.4125%	1.2225%	1.1025%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for Advisors Signature Class, 0.9225% for Advisors Select Class, 0.7425% for Advisors Preferred Class, 0.5525% for Select Class, and 0.4325% for Preferred Class.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Advisors Signature Class	$175	$543
Advisors Select Class	162	503
Advisors Preferred Class	144	447
Select Class	125	388
Preferred Class	112	351

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 119
www.principal.com

Principal LifeTime 2020 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	10.12%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-7.78%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	4.28	11.09	6.71
Advisors Select Class	4.51	11.22	6.85
Advisors Preferred Class	4.68	11.43	7.05
Select Class	4.88	11.64	7.24
Preferred Class	4.92	11.76	7.37
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2020 Blended Index*(2)	6.92	11.31	6.63
Morningstar Target-Date 2015-2029 Category Average*	6.05	10.44	5.80

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 51.1% Russell 3000 Index, 19.4% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

120 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2025 fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets)

	Advisors	Advisors	Advisors
	Signature*	Select*	Preferred*	Select*	Preferred*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.5500	0.4700	0.3400	0.3000	0.2800

Total Gross Operating Fees and Expenses	1.0225%	0.8925%	0.7125%	0.5225%	0.4025%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7400	0.7400	0.7400	0.7400	0.7400

Total Annual Fund Operating Expenses	1.7625%	1.6325%	1.4525%	1.2625%	1.1425%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for Advisors Signature Class, 0.9225% for Advisors Select Class, 0.7425% for Advisors Preferred Class, 0.5525% for Select Class, and 0.4325% for Preferred Class.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Advisors Signature Class	$178	$552
Advisors Select Class	165	512
Advisors Preferred Class	147	456
Select Class	128	397
Preferred Class	115	360

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 121
www.principal.com

Principal LifeTime 2030 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	11.35%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-10.11%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years		Life of Fund
Advisors Signature Class	5.35	12.08		6.73
Advisors Select Class	5.50	12.20		6.86
Advisors Preferred Class	5.59	12.40		7.06
Select Class	5.88	13.00	(1)	7.53	(1)
Preferred Class	5.97	12.75		7.39
S&P 500 Index*	5.49	12.83		4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42		5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59		9.83
Russell 3000 Index*(2)	5.14	13.63		5.05
Principal LifeTime 2030 Blended Index*(3)	6.86	12.24		6.75
Morningstar Target-Date 2030+ Category Average*	6.54	12.61		6.03

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	During 2003, the Select Class experienced a significant redemption of shares. Because the reamining shareholders held relatively small positions, the total returns shown in the table for 5 years and Life of Fund are greater than they would have been without the redemption.

(2)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(3)	The weightings for this blended index as of March 31, 2007, were 57.3% Russell 3000 Index, 22.5% MSCI EAFE NDTR-D Index, and 20.2% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

122 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2035 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets)

	Advisors	Advisors	Advisors
	Signature*	Select*	Preferred*	Select*	Preferred*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.5500	0.4700	0.3400	0.3000	0.2800

Total Gross Operating Fees and Expenses	1.0225%	0.8925%	0.7125%	0.5225%	0.4025%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7500	0.7500	0.7500	0.7500	0.7500

Total Annual Fund Operating Expenses	1.7725%	1.6425%	1.4625%	1.2725%	1.1525%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for Advisors Signature Class, 0.9225% for Advisors Select Class, 0.7425% for Advisors Preferred Class, 0.5525% for Select Class, and 0.4325% for Preferred Class.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Advisors Signature Class	$180	$558
Advisors Select Class	167	518
Advisors Preferred Class	149	462
Select Class	130	404
Preferred Class	117	366

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 123
www.principal.com

Principal LifeTime 2040 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	12.38%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.12%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	6.07	12.62	6.95
Advisors Select Class	6.22	12.82	7.12
Advisors Preferred Class	6.41	12.98	7.30
Select Class	6.60	13.18	7.48
Preferred Class	6.71	13.32	7.63
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2040 Blended Index*(2)	6.79	13.12	6.89
Morningstar Target-Date 2030+ Category Average*	6.54	12.61	6.03

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 61.8% Russell 3000 Index, 24.7% MSCI EAFE NDTR-D Index, and 13.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

124 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2045 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets)

	Advisors	Advisors	Advisors
	Signature*	Select*	Preferred*	Select*	Preferred*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.5700	0.4900	0.3600	0.3200	0.3000

Total Gross Operating Fees and Expenses	1.0425%	0.9125%	0.7325%	0.5425%	0.4225%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7700	0.7700	0.7700	0.7700	0.7700

Total Annual Fund Operating Expenses	1.8125%	1.6825%	1.5025%	1.3125%	1.1925%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for Advisors Signature Class, 0.9225% for Advisors Select Class, 0.7425% for Advisors Preferred Class, 0.5525% for Select Class, and 0.4325% for Preferred Class.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Advisors Signature Class	$184	$570
Advisors Select Class	171	530
Advisors Preferred Class	153	475
Select Class	134	416
Preferred Class	122	379

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 125
www.principal.com

Principal LifeTime 2050 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.36%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.90%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	6.16	13.27	6.39
Advisors Select Class	6.31	13.42	6.57
Advisors Preferred Class	6.41	13.62	6.75
Select Class	6.67	13.84	6.96
Preferred Class	6.80	13.96	7.08
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2050 Blended Index*(2)	6.80	14.08	6.99
Morningstar Target-Date 2030+ Category Average*	6.54	12.61	6.03

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

126 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Principal Life Time 2055 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets)

	Advisors	Advisors	Advisors
	Signature*	Select*	Preferred*	Select*	Preferred*
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%
12b-1 Fees	0.3500	0.3000	0.2500	0.1000	N/A
Other Expenses	0.6700	0.5900	0.4600	0.4200	0.4000

Total Gross Operating Fees and Expenses	1.1425%	1.0125%	0.8325%	0.6425%	0.5225%
Fee Reduction and/or Expense Reimbursement at Principal LifeTime Fund Level*	0.0900	0.0900	0.0900	0.0900	0.0900

Net Expenses	1.0525	0.9225	0.7425	0.5525	0.4325
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7700	0.7700	0.7700	0.7700	0.7700

Total Annual Fund Operating Expenses	1.8225%	1.6925%	1.5125%	1.3225%	1.2025%

*	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expenses) (expressed as a percent of average net assets on an annualized basis) not to exceed 1.0525% for the Advisors Signature Class, 0.9225% for the Advisors Select Class, 0.7425% for the Advisors Preferred Class, 0.5525% for the Select Class, and 0.4325% for the Preferred Class.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Advisors Signature Class	$185	$573
Advisors Select Class	172	533
Advisors Preferred Class	154	478
Select Class	135	419
Preferred Class	123	382

Fees and Expenses of the Principal LifeTime Funds
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Advisors Select, Advisors Preferred, Advisors Signature, Preferred and Select Class shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 127
www.principal.com

through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets*

Advisors Select Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)		Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.3000	0.3000	0.3000	0.3000	0.3000		0.3000
Other Expenses*	0.4500	0.4500	0.4500	0.4500	0.4600		0.4600

Total Gross Operating Fees and Expenses	0.8725%	0.8725%	0.8725%	0.8725%	0.8825	%(1)	0.8825	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.5225%	1.5725%	1.6025%	1.6225%	1.6425%		1.4325%
* Other Expenses Includes:
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%		0.25%
Administrative Service Fee	0.20	0.20	0.20	0.20	0.20		0.20

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Advisors Preferred Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)		Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.2500	0.2500	0.2500	0.2500	0.2500		0.2500
Other Expenses*	0.3200	0.3200	0.3200	0.3200	0.3300		0.3300

Total Gross Operating Fees and Expenses	0.6925%	0.6925%	0.6925%	0.6925%	0.7025	%(1)	0.7025	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.3425%	1.3925%	1.4225%	1.4425%	1.4625%		1.2525%
* Other Expenses Includes:
Service Fee	0.17%	0.17%	0.17%	0.17%	0.17%		0.17%
Administrative Service Fee	0.15	0.15	0.15	0.15	0.15		0.15

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Advisors Signature Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)		Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.3500	0.3500	0.3500	0.3500	0.3500		0.3500
Other Expenses*	0.5300	0.5300	0.5300	0.5300	0.5400		0.5400

Total Gross Operating Fees and Expenses	1.0025%	1.0025%	1.0025%	1.0025%	1.0125	%(1)	1.0125	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.6525%	1.7025%	1.7325%	1.7525%	1.7725%		1.5625%
* Other Expenses Includes:
Service Fee	0.25%	0.25	0.25	0.25	0.25		0.25
Administrative Service Fee	0.28	0.28	0.28	0.28	0.28		0.28

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

128 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Preferred Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)		Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.0000	0.0000	0.0000	0.0000	0.0000		0.0000
Other Expenses*	0.2600	0.2600	0.2600	0.2600	0.2700		0.2700

Total Gross Operating Fees and Expenses	0.3825%	0.3825%	0.3825%	0.3825%	0.3925	%(1)	0.3925	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.0325%	1.0825%	1.1125%	1.1325%	1.1525%		0.9425%
* Other Expenses Includes:
Service Fee	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%
Administrative Service Fee	0.11	0.11	0.11	0.11	0.11		0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Select Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)		Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.1000	0.1000	0.1000	0.1000	0.1000		0.1000
Other Expenses*	0.2800	0.2800	0.2800	0.2800	0.2900		0.2900

Total Gross Operating Fees and Expenses	0.5025%	0.5025%	0.5025%	0.5025%	0.5125	%(1)	0.5125	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.1525%	1.2025%	1.2325%	1.2525%	1.2725%		1.0625%
* Other Expenses Includes:
Service Fee	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%
Administrative Service Fee	0.13	0.13	0.13	0.13	0.13		0.13

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

Advisors Select Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$155	$481	$830	$1,815
Principal LifeTime 2020 Fund	$160	$496	$856	$1,870
Principal LifeTime 2030 Fund	$163	$506	$872	$1,903
Principal LifeTime 2040 Fund	$165	$512	$883	$1,925
Principal LifeTime 2050 Fund	$167	$518	$893	$1,946
Principal LifeTime Strategic Income Fund	$146	$453	$783	$1,716

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 129
www.principal.com

Advisors Preferred Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$137	$425	$735	$1,615
Principal LifeTime 2020 Fund	$142	$441	$762	$1,671
Principal LifeTime 2030 Fund	$145	$450	$778	$1,705
Principal LifeTime 2040 Fund	$147	$456	$788	$1,727
Principal LifeTime 2050 Fund	$149	$462	$799	$1,749
Principal LifeTime Strategic Income Fund	$128	$397	$688	$1,514

Advisors Signature Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$168	$521	$898	$1,957
Principal LifeTime 2020 Fund	$173	$536	$924	$2,011
Principal LifeTime 2030 Fund	$176	$546	$940	$2,044
Principal LifeTime 2040 Fund	$178	$552	$950	$2,065
Principal LifeTime 2050 Fund	$180	$558	$961	$2,087
Principal LifeTime Strategic Income Fund	$159	$493	$851	$1,859

Preferred Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$105	$329	$570	$1,262
Principal LifeTime 2020 Fund	$110	$344	$597	$1,320
Principal LifeTime 2030 Fund	$113	$354	$613	$1,355
Principal LifeTime 2040 Fund	$115	$360	$624	$1,377
Principal LifeTime 2050 Fund	$117	$366	$634	$1,400
Principal LifeTime Strategic Income Fund	$96	$300	$521	$1,158

Select Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$117	$366	$634	$1,400
Principal LifeTime 2020 Fund	$123	$382	$661	$1,457
Principal LifeTime 2030 Fund	$126	$391	$677	$1,491
Principal LifeTime 2040 Fund	$128	$397	$688	$1,514
Principal LifeTime 2050 Fund	$130	$404	$698	$1,537
Principal LifeTime Strategic Income Fund	$108	$338	$586	$1,297

130 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Strategic Asset Management (“SAM”) Portfolios

Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios currently offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios invest principally in Institutional Class shares of equity funds and fixed-income funds (“Underlying Funds”). Each of the SAM Portfolios may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor’s discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

•	short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
•	other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”), Fitch Ratings (“Fitch”), or Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
•	commercial paper, including master notes;
•	bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
•	repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 131
www.principal.com

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence
Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

Main Risks
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio’s shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio’s investments are invested in the Underlying Funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share prices will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them.

The greater the investment by each Portfolio in underlying funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds, or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	Prepayment Risk
•	Real Estate Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk
•	Eurodollar and Yankee Obligations Risk

132 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

The greater the investment by each Portfolio in Underlying Funds that invest in foreign investments, the greater the exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Portfolio is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Edge has provided investment advice to each SAM Portfolio since its inception.

As of October 31, 2007, the Portfolios’ assets were allocated among the Underlying Funds as follows:

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Disciplined LargeCap Blend Fund	10.91%	7.47%	13.87%	5.83%	15.52%
Diversified International Fund	7.90%	5.37%	10.05%	—	11.24%
Equity Income Fund I	13.96%	9.60%	17.77%	5.45%	18.91%
High Yield Fund II	4.40%	5.68%	2.45%	6.63%	3.73%
Income Fund	9.79%	17.09%	4.02%	24.44%	—
International Emerging Markets Fund	2.19%	1.47%	2.81%	—	3.09%
LargeCap Growth Fund	18.78%	12.59%	23.35%	8.45%	25.64%
MidCap Stock Fund	3.53%	2.55%	4.87%	2.26%	5.84%
Money Market Fund	0.50%	0.00%	0.00%	—	0.00%
Mortgage Securities Fund	16.26%	25.33%	6.69%	30.78%	—
Real Estate Securities Fund	2.31%	1.69%	2.95%	1.19%	3.28%
Short Term Income Fund	0.84%	5.28%	—	11.53%	—
SmallCap Growth Fund	1.93%	1.24%	2.59%	1.07%	2.78%
SmallCap Value Fund	1.64%	1.14%	2.12%	0.99%	2.34%
West Coast Equity Fund	5.06%	3.50%	6.46%	1.38%	7.63%

Total	100.00%	100.00%	100.00%	100.00%	100.00%

Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Derivatives Risk

Historical Performance
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio’s total return has varied year-by-year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio’s investment return is net of the operating expenses of each of the Underlying Funds.

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 133
www.principal.com

Flexible Income Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	generally invests no more than 30% of its net assets in equity funds

•	may invest up to 30% of its assets in any single equity fund.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.13%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-2.01%

134 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Average Annual Total Returns (%)(1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Advisors Signature Class	5.03	6.26	5.84
Advisors Select Class	5.27	6.42	5.99
Advisors Preferred Class	5.45	6.48	6.05
Select Class	5.56	6.50	6.06
Preferred Class	5.70	6.53	6.07
Lehman Brothers Aggregate Bond Index(2)	6.97	4.42	5.97
S&P 500 Index(2)	5.49	12.83	5.91
20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond Index(2)	6.93	6.22	6.24
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

Conservative Balanced Portfolio

Objective:	The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	may invest up to 30% of its assets in any single equity fund

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 135
www.principal.com

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.00%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-4.84%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Advisors Signature Class	6.64	8.28	5.05
Advisors Select Class	6.80	8.43	5.17
Advisors Preferred Class	6.99	8.49	5.23
Select Class	7.10	8.51	5.24
Preferred Class	7.33	8.56	5.26
Lehman Brothers Aggregate Bond Index(2)	6.97	4.42	5.97
S&P 500 Index(2)	5.49	12.83	5.91
40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond Index(2)	6.77	7.97	6.37
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

Balanced Portfolio

Objective:	The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	invests between 30% and 70% of its net assets in equity funds and between 30% and 70% of its net assets in fixed-income funds and cash equivalents

•	may invest up to 30% of its assets in any single equity fund

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

136 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	15.42%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-8.80%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Advisors Signature Class	7.63	10.44	8.04
Advisors Select Class	7.77	10.59	8.18
Advisors Preferred Class	7.97	10.69	8.27
Select Class	8.17	10.73	8.29
Preferred Class	8.30	10.76	8.30
Lehman Brothers Aggregate Bond Index(2)	6.97	4.42	5.97
S&P 500 Index(2)	5.49	12.83	5.91
60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index(2)	6.47	9.65	6.36
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

Conservative Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	generally invests at least 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single equity fund

•	may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalents

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 137
www.principal.com

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	22.14%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01 and Q3 ’02	-12.70%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Advisors Signature Class	8.41	12.50	8.83
Advisors Select Class	8.54	12.64	8.97
Advisors Preferred Class	8.78	12.73	9.05
Select Class	8.98	12.77	9.07
Preferred Class	9.12	12.80	9.08
Lehman Brothers Aggregate Bond Index(2)	6.97	4.42	5.97
S&P 500 Index(2)	5.49	12.83	5.91
80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index(2)	6.05	11.27	6.20
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

Strategic Growth Portfolio

Objective:	The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies
The Portfolio operates as a fund of funds and invests principally in underlying funds.

The Portfolio:

•	generally invests at least 75% of its net assets in equity funds

•	may invest up to 50% of its assets in any single equity fund

•	may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

138 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	25.21%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-16.73%

Average Annual Total Returns (%)(1)

For the period ended December 31, 2007	1 Year	5 Years	10 Years
Advisors Signature Class	8.71	13.91	9.05
Advisors Select Class	8.85	14.03	9.17
Advisors Preferred Class	9.03	14.08	9.22
Select Class	9.23	14.12	9.24
Preferred Class	9.41	14.16	9.26
Lehman Brothers Aggregate Bond Index(2)	6.97	4.42	5.97
S&P 500 Index(2)	5.49	12.83	5.91
Russell 3000 Index(2)	5.14	13.63	6.22
Morningstar Large Blend Category Average	6.16	12.63	5.92

(1)	The Portfolio commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund’s Class A shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for periods prior to the date these classes began operations) that is no higher than the historical performance of Class A shares. The predecessor fund commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Portfolio’s performance, see “Risk/Return Summary-Investment Results.”

Fees and Expenses of the Portfolios
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Advisors Select, Advisors Preferred, Advisors Signature, Preferred and Select Class shares of the Strategic Asset Management Portfolios during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Strategic Asset Management Portfolios through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets*

Advisors Select Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.30	0.30	0.30	0.30	0.30
Other Expenses	0.45	0.45	0.45	0.45	0.45

Total Gross Operating Fees and Expenses	1.06%	1.06%	1.06%	1.06%	1.06%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65

Total Annual Fund Operating Expenses	1.59%	1.63%	1.66%	1.69%	1.71%

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 139
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets*

Advisors Preferred Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.25	0.25	0.25	0.25	0.25
Other Expenses	0.32	0.32	0.32	0.32	0.32

Total Gross Operating Fees and Expenses	0.88%	0.88%	0.88%	0.88%	0.88%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65

Total Annual Fund Operating Expenses	1.41%	1.45%	1.48%	1.51%	1.53%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets*

Advisors Signature Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.35	0.35	0.35	0.35	0.35
Other Expenses	0.53	0.53	0.53	0.53	0.53

Total Gross Operating Fees and Expenses	1.19%	1.19%	1.19%	1.19%	1.19%
Acquired Fund (Underlying Fund) Operating Expenses	0.53	0.57	0.60	0.63	0.65

Total Annual Fund Operating Expenses	1.72%	1.76%	1.79%	1.82%	1.84%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund Assets) as a Percentage of Average Daily Net Assets*

Preferred Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.26%	0.26%	0.26%	0.26%	0.26%

Total Gross Operating Fees and Expenses	0.57%	0.57%	0.57%	0.57%	0.57%
Acquired Fund (Underlying Fund) Operating Expenses	0.53%	0.57%	0.60%	0.63%	0.65%

Total Annual Fund Operating Expenses	1.10%	1.14%	1.17%	1.20%	1.22%

Annual Fund Operating Expenses
(Expenses that are deducted from Fund Assets) as a Percentage of Average Daily Net Assets*

Select Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For The Year Ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%
12b-1 Fees	0.10%	0.10%	0.10%	0.10%	0.10%
Other Expenses	0.28%	0.28%	0.28%	0.28%	0.28%

Total Gross Operating Fees and Expenses	0.69%	0.69%	0.69%	0.69%	0.69%
Acquired Fund (Underlying Fund) Operating Expenses	0.53%	0.57%	0.60%	0.63%	0.65%

Total Annual Fund Operating Expenses	1.22%	1.26%	1.29%	1.32%	1.34%

140 BALANCED/ASSET ALLOCATION FUNDS	Principal Investors Fund
1-800-547-7754

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

Advisors Select Class Shares

	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio	$162	$502	$866	$1,889
Conservative Balanced Portfolio	166	521	900	1,965
Balanced Portfolio	169	523	902	1,965
Conservative Growth Portfolio	172	533	918	1,998
Strategic Growth Portfolio	174	539	928	2,019

Advisors Preferred Class Shares

	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio	$144	$446	$771	$1,691
Conservative Balanced Portfolio	148	459	792	1,735
Balanced Portfolio	151	468	808	1,768
Conservative Growth Portfolio	154	477	824	1,802
Strategic Growth Portfolio	156	483	834	1,824

Advisors Signature Class Shares

	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio	$175	$542	$933	$2,030
Conservative Balanced Portfolio	179	554	954	2,073
Balanced Portfolio	182	563	970	2,105
Conservative Growth Portfolio	185	573	985	2,137
Strategic Growth Portfolio	187	579	995	2,159

Preferred Class Shares

	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio	$112	$350	$606	$1,340
Conservative Balanced Portfolio	116	362	628	1,386
Balanced Portfolio	119	372	644	1,420
Conservative Growth Portfolio	122	381	660	1,455
Strategic Growth Portfolio	124	387	670	1,477

Select Class Shares

	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio	$124	$387	$670	$1,477
Conservative Balanced Portfolio	128	400	692	1,523
Balanced Portfolio	131	409	708	1,556
Conservative Growth Portfolio	134	418	723	1,590
Strategic Growth Portfolio	136	425	734	1,613

Principal Investors Fund	BALANCED/ASSET ALLOCATION FUNDS 141
www.principal.com

SHORT-TERM FIXED INCOME FUNDS

Money Market Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

•	to take advantage of market variations;
•	to generate cash to cover sales of Fund shares by its shareholders; or
•	upon revised credit opinions of the security’s issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

•	securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
•	securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
•	bank obligations including:

•	certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,
•	bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

•	commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
•	corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
•	repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
•	taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

142 SHORT-TERM FIXED INCOME FUNDS	Principal Investors Fund
1-800-547-7754

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Municipal Securities Risk
•	Fixed-Income Securities Risk
•	Eurodollar and Yankee Obligations Risk
•	U.S. Government Sponsored Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q1 ’01	1.22%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’03 through Q2 ’04	0.00%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	4.13	2.02	2.01
Advisors Select Class	4.24	2.14	2.13
Advisors Preferred Class	4.46	2.32	2.31
Select Class	4.65	2.50	2.50
Preferred Class	4.76	2.63	2.63
Lehman Brothers U.S. Treasury Bellwethers 3 Month Index*	5.11	3.08	3.04

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date these share classes were first sold (December 6, 2000).

Call the Principal Investors Fund at 1-800-547-7754 to get the current 7-day yield for the Money Market Fund.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SHORT-TERM FIXED INCOME FUNDS 143
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.38%	0.38%	0.38%	0.38%	0.38%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses	1.27%	1.14%	0.96%	0.77%	0.65%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$129	$403	$697	$1,534
Advisors Select Class	116	362	628	1,386
Advisors Preferred Class	98	306	531	1,178
Select Class	79	246	428	954
Preferred Class	66	208	362	810

144 SHORT-TERM FIXED INCOME FUNDS	Principal Investors Fund
1-800-547-7754

Short-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities (“junk bonds”), and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64.12% in securities rated Aaa
5.29% in securities rated Aa
7.30% in securities rated A
17.55% in securities rated Baa
3.59% in securities rated Ba
2.11% in securities rated B
0.03% in securities rated Caa
0.00% in securities rated Ca
0.01% in securities rated C

The above percentage for Caa rated securities include unrated securities in the amount of 0.01% which have been determined by PGI to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Active Trading Risk
•	Prepayment Risk
•	Real Estate Securities Risk

Principal Investors Fund	SHORT-TERM FIXED INCOME FUNDS 145
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.68%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.77%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	2.68	2.05	3.48
Advisors Select Class	3.45	2.20	3.59
Advisors Preferred Class	2.96	2.35	3.79
Select Class	3.20	2.50	3.81
Preferred Class	3.29	2.59	4.01
Lehman Brothers MF (1-3) US Government Credit Index(1)*	6.83	3.37	4.48
Lehman Brothers Mutual Fund 1-5 Gov’t/Credit Index*	8.16	3.30	4.98
Morningstar Short-Term Bond Category Average*	4.29	2.88	3.80

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

(1)	This index is now the benchmark against which the Fund measures its performance. Principal and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

146 SHORT-TERM FIXED INCOME FUNDS	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.29%	1.16%	0.98%	0.79%	0.67%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$131	$409	$708	$1,556
Advisors Select Class	118	368	638	1,409
Advisors Preferred Class	100	312	542	1,201
Select Class	81	252	439	978
Preferred Class	68	214	373	835

Principal Investors Fund	SHORT-TERM FIXED INCOME FUNDS 147
www.principal.com

Ultra Short Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks current income while seeking capital preservation.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service (“S&P) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, in the opinion of the PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund’s assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are “investment grade.” While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities (“junk bonds”) and lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

53	.17% in securities rated Aaa 7.89% in securities rated Aa 17.10% in securities rated A	14	.21% in securities rated Baa 4.47% in securities rated Ba 3.09% in securities rated B	0	.02% in securities rated Caa 0.03% in securities rated Ca 0.02% in securities rated C

The above percentages for Aaa, Aa, Baa, Ba, and B rated securities include unrated securities in the amount of 0.04%, 0.03%, 0.19%, 0.02%, 0.02%, and 0.01% respectively, which have been determined by PGI to be of comparable quality.

148 SHORT-TERM FIXED INCOME FUNDS	Principal Investors Fund
1-800-547-7754

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Prepayment Risk
•	Active Trading Risk
•	Underlying Fund Risk

PGI has been the Fund’s Sub-Advisor since June 15, 2001.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

On July 29, 2004, the Fund converted to a money market fund.
On May 27, 2005, the Fund converted to an ultra short term bond fund.

Highest return for a quarter during the period of the bar chart above:	Q3 ’06	1.29%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-2.02%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-2.77	1.33	1.72
Advisors Select Class	-2.64	1.62	2.07
Advisors Preferred Class	-2.46	1.84	2.28
Select Class	-2.28	1.96	2.42
Preferred Class	-1.75	2.20	2.64
6-Month LIBOR Index*	5.61	3.36	3.13
Morningstar Ultrashort Bond Category Average*	2.42	2.51	2.73

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 15, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional share class was first sold (June 15, 2001).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	SHORT-TERM FIXED INCOME FUNDS 149
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.29%	1.16%	0.98%	0.79%	0.67%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$131	$409	$708	$1,556
Advisors Select Class	118	368	638	1,409
Advisors Preferred Class	100	312	542	1,201
Select Class	81	252	439	978
Preferred Class	68	214	373	835

150 SHORT-TERM FIXED INCOME FUNDS	Principal Investors Fund
1-800-547-7754

FIXED INCOME FUNDS

Bond & Mortgage Securities Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or

•	securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

65	.64% in securities rated Aaa 4.50% in securities rated Aa 7.94% in securities rated A	13	.10% in securities rated Baa 4.40% in securities rated Ba 4.12% in securities rated B	0	.22% in securities rated Caa 0.07% in securities rated Ca 0.01% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities
•	Active Trading Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Prepayment Risk
•	Derivatives Risk
•	High Yield Securities Risk
•	Securities Lending Risk
•	U.S. Government Securities Risk
•	Portfolio Duration Risk
•	Underlying Fund Risk

Principal Investors Fund	FIXED INCOME FUNDS 151
1-800-547-7754

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calender Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.02%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.50%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	2.21	2.88	4.29
Advisors Select Class	2.37	3.03	4.40
Advisors Preferred Class	2.54	3.20	4.62
Select Class	2.69	3.50	4.97
Preferred Class	2.86	3.54	4.95
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average*	4.70	4.07	4.99

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

152 FIXED INCOME FUNDS	Principal Investors Fund
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.53	0.45	0.32	0.28	0.26

Total Annual Fund Operating Expenses	1.40%	1.27%	1.09%	0.90%	0.78%
*Other Expenses which include:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$143	$443	$766	$1,680
Advisors Select Class	129	403	697	1,534
Advisors Preferred Class	111	347	601	1,329
Select Class	92	287	498	1,108
Preferred Class	80	249	433	966

Principal Investors Fund	FIXED INCOME FUNDS 153
1-800-547-7754

Government & High Quality Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.01%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.75%

154 FIXED INCOME FUNDS	Principal Investors Fund
www.principal.com

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	3.64	2.36	3.75
Advisors Select Class	3.80	2.49	3.88
Advisors Preferred Class	3.98	2.67	4.06
Select Class	4.27	2.88	4.29
Preferred Class	4.40	3.00	4.41
Lehman Brothers Government/Mortgage Index*	7.72	4.28	5.58
Morningstar Intermediate Government Category Average*	6.09	3.27	4.58

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.29%	1.16%	0.98%	0.79%	0.67%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$131	$409	$708	$1,556
Advisors Select Class	118	368	638	1,409
Advisors Preferred Class	100	312	542	1,201
Select Class	81	252	439	978
Preferred Class	68	214	373	835

Principal Investors Fund	FIXED INCOME FUNDS 155
1-800-547-7754

High Quality Intermediate-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody’s or, if not rated, in PGI’s opinion, of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
•	securities rated less than the three highest grades of S&P or Moody’s but not lower than BBB- (S&P) or Baa3 (Moody’s) (i.e. less than investment grade).

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

156 FIXED INCOME FUNDS	Principal Investors Fund
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.52%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.33%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	2.20	2.72	4.26
Advisors Select Class	2.36	2.84	4.39
Advisors Preferred Class	2.63	3.07	4.60
Select Class	2.73	3.25	4.79
Preferred Class	2.85	3.36	4.92
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average*	4.70	4.07	4.99

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.55	0.47	0.34	0.30	0.28

Total Annual Fund Operating Expenses(1)	1.30%	1.17%	0.99%	0.80%	0.68%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Principal Investors Fund	FIXED INCOME FUNDS 157
1-800-547-7754

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$132	$412	$713	$1,568
Advisors Select Class	119	372	644	1,420
Advisors Preferred Class	101	315	547	1,213
Select Class	82	255	444	990
Preferred Class	69	218	379	847

158 FIXED INCOME FUNDS	Principal Investors Fund
www.principal.com

Inflation Protection Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income and real (after-inflation) total returns.

Investor Profile:	The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

Main Strategies and Risks
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a “real rate of return” – a return after adjusting for the impact of inflation. Inflation – a rise in the general price level – erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment’s inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:

•	inflation protected debt securities issued by the U.S. Treasury and U.S. Government sponsored entities as well as inflation protected debt securities issued by corporations;
•	inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
•	floating rate notes;
•	adjustable rate mortgages;
•	derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and
•	commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities (“junk bonds”) but not in securities rated lower than CCC- or Caa3 by S&P or Moody’s or, if unrated, determined by PGI to be of comparable quality.

The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

73	.43% in securities rated Aaa 4.80% in securities rated Aa 5.94% in securities rated A	10	.57% in securities rated Baa 3.33% in securities rated Ba 1.90% in securities rated B	0	.01% in securities rated Caa 0.00% in securities rated Ca 0.02% in securities rated C

Principal Investors Fund	FIXED INCOME FUNDS 159
1-800-547-7754

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Securities Risk

PGI has been the Fund’s Sub-Advisor since December 29, 2004.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’06	3.22%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’06	-2.36%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Life of Fund
Advisors Signature Class	5.18	2.20
Advisors Select Class	5.42	2.31
Advisors Preferred Class	5.50	2.49
Select Class	5.69	2.65
Preferred Class	5.81	2.79
Lehman Brothers US Treasury TIPS Index*	11.64	4.94
Morningstar Inflation Protected Category Average*	9.86	3.89

Index performance does not reflect deductions for fees, expenses or taxes.

The classes began operations on December 29, 2004.

*	Lifetime results are measured from the date these share classes were first sold (December 29, 2004).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

160 FIXED INCOME FUNDS	Principal Investors Fund
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.40%	0.40%	0.40%	0.40%	0.40%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.29%	1.16%	0.98%	0.79%	0.67%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$131	$409	$708	$1,556
Advisors Select Class	118	368	638	1,409
Advisors Preferred Class	100	312	542	1,201
Select Class	81	252	439	978
Preferred Class	68	214	373	835

Principal Investors Fund	FIXED INCOME FUNDS 161
1-800-547-7754

Preferred Securities Fund

Sub-Advisor(s):	Spectrum Asset Management, Inc. (“Spectrum”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

Main Strategies and Risks
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund’s assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.

The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Non-Diversification Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Equity Securities Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Sector Risk
•	Real Estate Securities Risk
•	Underlying Fund Risk

162 FIXED INCOME FUNDS	Principal Investors Fund
www.principal.com

Spectrum has been the Fund’s Sub-Advisor since May 1, 2002.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Class Shares)

The share class shown in the bar chart above has been changed to Advisors Select Class shares to facilitate comparison of funds in this prospectus.

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	5.35%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.28%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Advisors Signature Class	-8.81	2.01	2.54
Advisors Select Class	-8.80	2.15	2.67
Advisors Preferred Class	-.8.54	2.35	2.88
Select Class	-8.46	2.50	3.03
Preferred Class	-8.33	2.65	3.18
Merrill Lynch Hybrid Preferred Securities Index*	-12.74	1.74	2.59
Morningstar Intermediate-Term Bond Category Average*	4.70	4.07	4.58

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on June 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (May 1, 2002).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	FIXED INCOME FUNDS 163
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

	Advisors	Advisors	Advisors
	Signature	Select	Preferred	Select	Preferred
For the year ended October 31, 2007	Class	Class	Class	Class	Class
Management Fees	0.74%	0.74%	0.74%	0.74%	0.74%
12b-1 Fees	0.35	0.30	0.25	0.10	N/A
Other Expenses*	0.54	0.46	0.33	0.29	0.27

Total Annual Fund Operating Expenses(1)	1.63%	1.50%	1.32%	1.13%	1.01%
*Other Expenses Includes:
Service Fee	0.25%	0.25%	0.17%	0.15%	0.15%
Administrative Service Fee	0.28	0.20	0.15	0.13	0.11

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have changed effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Advisors Signature Class	$166	$514	$887	$1,933
Advisors Select Class	153	474	818	1,791
Advisors Preferred Class	134	418	723	1,590
Select Class	115	359	622	1,375
Preferred Class	103	322	558	1,236

164 FIXED INCOME FUNDS	Principal Investors Fund
www.principal.com

THE COSTS OF INVESTING

Fees and Expenses of the Funds
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions..

Ongoing Fees
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund and SAM Portfolio, as a shareholder in the underlying funds, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund and SAM Portfolio is net of the underlying funds’ operating expenses.

Each Fund pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

•	Management Fee — Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
•	Distribution Fee — Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Advisors Select, Advisors Signature, Advisors Preferred, and Select classes of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
•	Service Fee — Principal has entered into a Services Agreement with the Fund under which Principal performs personal services for shareholders.
•	Administrative Service Fee — Principal has entered into an Administrative Services Agreement with the Fund under which Principal provides transfer agent and corporate administrative services to the Fund. In addition, Principal has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.

•	Other Expenses — A portion of expenses that are allocated to all classes of the Fund.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

Each of the Funds has adopted a 12b-1 Plan for the Advisors Preferred, Advisors Select, Advisors Signature and Select Class shares of the Fund. Under the 12b-1 Plans, each Fund will make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The Distributor for all of the share classes of Principal Investors Fund described in this prospectus is Princor Financial Services Corporation, a wholly owned subsidiary of PFG. The term “Distributor” as used in this section refers to Princor Financial Services Corporation.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for each of the above classes of the Funds are set forth below:

Maximum Annualized
Share Class	Rule 12b-1 Fee

Advisors Preferred	0.25%
Advisors Select	0.30%
Advisors Signature	0.35%
Select	0.10%

Principal Investors Fund	THE COSTS OF INVESTING 165
www.principal.com

Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which will, in most cases, be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year’s sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” The Distributor’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Additionally, the Distributor will, in most cases, provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (“ticket”) charges, and general marketing expenses.

In connection with the purchase by Principal Management Corporation (“Principal”) of WM Advisors, Inc. (“WM Advisors”), the investment advisor to the WM Funds, and WM Advisors’ two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the “Transaction”), New American Capital, Inc. and its parent company Washington Mutual, Inc. (“WaMu”) have agreed to make certain contingent payments to Principal with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to Principal and its affiliates from assets under management in funds and other financial products advised by Principal and its affiliates (including the funds covered by this prospectus) (collectively, the “Principal Products”) sold through WaMu and its affiliates (including WaMu Investments, a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to Principal with respect to each of those four years following the closing of the Transaction. As a result, WaMu Investments (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives larger distribution assistance payments for one share class versus another, then they may have an incentive to recommend that share class.

166 DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	Principal Investors Fund
1-800-547-7754

Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of March 1, 2007, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include, but are not necessarily limited to, the following:

Advantage Capital Corporation	Mutual Service Corporation
A.G. Edwards & Sons, Inc.	National Financial Services Corp.
AIG Financial Advisors, Inc.	National Investors Corporation
American General Securities, Inc.	Oppenheimer & Co., Inc.
American Portfolios Financial Services, Inc.	Pacific Select Distributors, Inc.
Ameriprise Financial Services Corp.	Pershing
Associated Financial Group	ProEquities, Inc.
Charles Schwab & Co., Inc.	Prospera Financial Services, Inc.
Citigroup Global Markets, Inc.	Prudential Investment Management Services, LLC
Commonwealth Financial Network	Raymond James & Associates, Inc.
Farmers Financial Solutions, LLC	Raymond James Financial Services, Inc.
FFP Securities, Inc.	RBC Dain Rauscher, Inc.
FSC Securities Corporation	Robert W. Baird & Company, Inc.
G.A. Repple & Company	Royal Alliance Associates, Inc.
H. Beck, Inc.	Scottrade, Inc.
Investacorp, Inc.	Securities America, Inc.
Investment Advisors & Consultants, Inc.	Southwest Securities, Inc.
Janney Montgomery Scott, LLC	Triad Advisors, Inc.
Jefferson Pilot Securities Corporation	UBS Financial Services, Inc.
Lincoln Financial Advisors Corp.	United Planners’ Financial Services of America
Linsco/Private Ledger Corp.	Wachovia Securities, LLC
McDonald Investments, Inc.	WaMu Investments
Merrill Lynch, Pierce, Fenner & Smith Inc.	Waterstone Financial Group, Inc.
Morgan Stanley DW, Inc.

To obtain a current list of such firms, call 1-800-547-7754.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

Retirement Plan Services. The Funds pay a Service Fee and Administrative Services Fee to Principal for providing services to retirement plan shareholders. Principal typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. Principal may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

Principal Investors Fund	DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION 167
www.principal.com

Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

This information in this section does not apply directly to the Principal LifeTime Funds or the Strategic Asset Management (“SAM”) Portfolios, except to the extent the Principal LifeTime Funds or SAM Portfolios invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

168 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-547-7754

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of the investment losses.

Bank Loans (also known as Senior Floating Rate Interests)
Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentive for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts
The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities
The Bond & Mortgage Securities Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody’s or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. Each of the Principal LifeTime Funds and Strategic Asset Management Portfolios may invest in underlying funds that may invest in such securities.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 169
www.principal.com

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Real Estate Investment Trusts
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as “REITs.” In addition, the Real Estate Securities Fund typically invests a significant portion of its net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)
Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

170 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-547-7754

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps, and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
•	the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 171
www.principal.com

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing
As a principal investment strategy, the Diversified International, International Emerging Markets, International Growth, Partners Global Equity, and Partners International Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S;
•	companies for which the principal securities trading market is outside the U.S; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

172 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-547-7754

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies
The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Disciplined LargeCap Blend, High Quality Intermediate-Term Bond, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Preferred Securities, Real Estate Securities, Short-Term Bond, and Ultra Short Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 173
www.principal.com

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Fund of Funds
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management (“SAM”) Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which each invests. Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

174 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-547-7754

MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers appointed by Principal for each Principal LifeTime Fund are James Fennessey, Michael P. Finnegan, and Randy L. Welch. The portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Fund’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 175
www.principal.com

Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below for the Partners SmallCap Growth Fund I operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

The management of and investment decisions for the Partners LargeCap Value Fund’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Day-to-day
Fund	Fund Management

Partners LargeCap Value	Marilyn G. Fedak John Mahedy Chris Marx John D. Phillips, Jr.
Partners SmallCap Growth I	Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Wen-Tse Tseng

Bruce K. Aronow, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining AllianceBernstein in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

176 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

N. Kumar Kirpalani, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.

Samantha S. Lau, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO–US Value equities in 2003. He continues to serve as director of research–US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

Wen-Tse Tseng. Mr. Tseng, Vice President and Portfolio Analyst/Manager, joined Alliance Bernstein in 2006 and is responsible for research and portfolio management for the US Small/SMD Cap Growth healthcare sector. Prior to joining the firm, he spent four years as the healthcare portfolio manager for the small-cap growth team at William D. Witter (the same team had previously managed assets for Weiss, Peck & Greer). Prior to that, Mr. Tseng was a senior healthcare analyst at JP Morgan Flemming Asset Management for a year and a half. Mr. Tseng holds a BS from National Taiwan University, an MS in Molecular Genetics and Microbiology from Robert Wood Johnson Medical School-University of Medicine and Dentistry of New Jersey, and an MBA from Graziadio School of Business and Management at Pepperdine University. Location: New York.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 177
www.principal.com

Sub-Advisor:	American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Growth II	Prescott LeGard Gregory J. Woodhams
Partners LargeCap Value II	Brendan Healy Charles A. Ritter

Brendan Healy, CFA. Mr. Healy, Vice President and Portfolio Manager, has been a member of the team that manages Large Cap Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor’s degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.

Prescott LeGard, CFA. Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.

Charles A. Ritter, CFA. Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Cap Value since July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor’s degree in Mathematics and a Master’s degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Gregory J. Woodhams, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor’s degree in Economics from Rice University and a Master’s degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

178 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

Sub-Advisor:	Ark Asset Management Co., Inc. (“Ark Asset”) is an independent, 100% employee owned investment management firm. Ark Asset’s offices are located at 125 Broad Street, New York, NY 10004.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Value	Coleman M. Brandt William G. Charcalis

Coleman M. Brandt. Vice Chairman, Senior Portfolio Manager, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He earned an MBA from the Harvard Graduate School of Business Administration and a BS from the Philadelphia Textile Institute.

William G. Charcalis. Managing Director, Senior Portfolio Manager, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was a Portfolio Manager at the IBM Retirement Funds. He earned a BS from the University of Southern California.

Sub-Advisor:	Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”) is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, which is a wholly owned subsidiary of Old Mutual plc. BHMS’s address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

MidCap Value	James P. Barrow Mark Giambrone

James P. Barrow. During Mr. Barrow’s investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. He earned a BS from the University of South Carolina.

Mark Giambrone, CPA. Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 179
www.principal.com

Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Clifford G. Fox is the lead portfolio manager and Michael Iacono is the assistant portfolio manager. Mr. Fox has the final decision making authority, but relies on Mr. Iacono as the analyst and researcher for stock ideas. Additionally, Mr. Iacono has the authority to execute trades in Mr. Fox’s absence.

Day-to-day
Fund	Fund Management

LargeCap Growth	Anthony Rizza
MidCap Growth	Clifford G. Fox Michael Iacono
Partners SmallCap Growth III	Clifford G. Fox

Clifford G. Fox, CFA. Mr. Fox, portfolio manager, joined CCI in 1992. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Michael Iacono, CFA Managing Director/Co-Portfolio Manager, Mr. Iacono joined Columbus Circle Investors in February, 1997 and rejoined in March, 2000 after a 10 month absence at Bedford Oak Advisors. During Mr. Iacono’s first years at CCI, he held the positions of Research Associate, Securities Analyst, and Senior Securities Analyst. During his 10 month absence, he held the position of portfolio manager at the investment partnership. Mr. Iacono also previously worked at Arthur Andersen, L.L.P. as a Senior Audit and Business Advisor. Mr. Iacono received his B.S. from Boston College. Mr. Iacono is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation. He is a member of the New York Society of Security Analysts.

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor:	Dimensional Fund Advisors LP (“Dimensional”), located at 1299 Ocean Avenue, Santa Monica, CA 90401, is a registered investment advisor.

Dimensional uses a team approach in managing the Partners SmallCap Value Fund II. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.

The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus the Investment Committee has seven members. Investment decisions for the Portfolio are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and review all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. Robert T. Deere coordinates the efforts of all other portfolio managers and trading personnel with respect to domestic equity portfolios. For this reason, Dimensional has identified Mr. Deere as primarily responsible for coordinating the day-to-day management of the Fund.

180 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.

The statement of additional information provides information about Mr. Deere’s compensation, other accounts managed by Mr. Deere, and Mr. Deere’s ownership of Fund shares.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

SAM Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Growth Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Flexible Income Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Strategic Growth Portfolio	Michael D. Meighan Randall L. Yoakum

Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen’s Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

The Statement of Additional Information provides further information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of shares of the Fund.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 181
www.principal.com

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Joseph W. Garner Kenneth G. Mertz II Stacey L. Sears

Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (1985-1992). He earned a BA in Economics from Millersville University.

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Nancy B. Prial

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

182 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

Sub-Advisor:	Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM’s principal office is located at 32 Old Slip, New York, NY 10005.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend I	Andrew Alford Melissa R. Brown Mark Carhart Robert C. Jones
Partners MidCap Value I	Dolores Bamford Andrew Braun Scott Carroll Sean Gallagher Eileen Rominger

Andrew Alford. Mr. Alford is a Managing Director and Senior Portfolio Manager at GSAM. Mr. Alford joined the investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007.

Dolores Bamford. Ms. Bamford is a Managing Director and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager for the Value team in April 2002. Prior to that, Ms. Bamford was a portfolio manager at Putnam Investments for various products since 1991.

Andrew Braun. Mr. Braun is a Managing Director and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.

Melissa R. Brown, CFA. Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity (“GQE”) group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.

Mark Carhart. Mr. Carhart is a Co-Chief Investment Officer and a Managing Director at GSAM. Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Scott Carroll. Mr. Carroll is a Vice President and Portfolio Manager at GSAM. Mr. Carroll joined GSAM as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

Robert C. Jones, CFA. Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 183
www.principal.com

Sean Gallagher. Mr. Gallagher is a Managing Director and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Eileen Rominger. Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manager at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Sub-Advisor:	J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), a bank holding company. J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners Global Equity	Matthew Beesley Edward Walker Howard Williams
Partners SmallCap Value I	Christopher T. Blum Dennis S. Ruhl

Matthew Beesley, CFA. Mr. Beesley is a portfolio manager in J.P. Morgan’s Global Equities Team, based in London. An employee since 2002, he was previously a portfolio manager at Merrill Lynch Investment Managers, responsible for global equity mandates. Prior to this, Mr. Beesley was a global and emerging markets equity analyst. He holds a BA (Hons) in Politics and Modern History from the University of Manchester and is a CFA Charterholder.

Christopher T. Blum, CFA. Managing Director of J.P. Morgan. Mr. Blum is a portfolio manager in the U.S. Quantitative Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

Dennis S. Ruhl, CFA. Mr. Ruhl, Vice President of J.P. Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Quantitative Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor’s degrees in Mathematics and Computer Science and a Master’s degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.

Edward Walker, CFA. Mr. Walker is a portfolio manager in Morgan’s Global J.P. Morgan’s Global Equities Team, based on London. He is manager of the JP Morgan Fleming Overseas Investment Trust, open-ended global retail funds and co-manages the JPMorgan Total Return Fund. Previously Mr. Walker held a range of analyst positions, most recently as the global sector specialist responsible for technology. He joined the Global Equities Team in 1997 as a graduate trainee and holds an MA in Economics from Cambridge University. He has earned the right to use the Chartered Financial Analyst designation.

184 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

Howard Williams. Mr. Williams is a managing director and head of Morgan’s J.P. Morgan’s Global Equities Team, based in London, responsible for multi-market investment in JPMorgan Fleming. An employee since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to this, he managed global invested offshore pension funds. Mr. Williams also was with Kleinwort Benson Investment Management and with James Capel & Co. He holds an MA in Geography from Cambridge University.

Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth II	Bruce Jacobs
Ken Levy
Partners MidCap Value	Bruce Jacobs
Ken Levy

Bruce Jacobs, Ph.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 185
www.principal.com

Day-to-day
Fund	Fund Management

Partners MidCap Value I	David R. Borger Christine M. Kugler Stuart K. Matsuda Hal W. Reynolds Thomas D. Stevens
Partners SmallCap Value	David R. Borger Christine M. Kugler Stuart K. Matsuda Hal W. Reynolds Thomas D. Stevens

David R. Borger, CFA. Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm’s proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Christine M. Kugler. Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.

Stuart K. Matsuda. Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management’s Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.

Hal W. Reynolds, CFA. Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm’s asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

Thomas D. Stevens, CFA. Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	MacKay Shields LLC (“MacKay Shields”) was founded in 1938 as an economic consulting firm and became a registered investment advisor in April 1969. At that time, the firm began managing domestic equity accounts for U.S. tax-exempt clients. MacKay Shields has one office that is located at 9 West 57th Street, New York, NY 10019. All aspects of investment management and client service are conducted from this location.

186 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

The day-to-day portfolio management is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth II	Robert J. Centrella Edmund C. Spelman

Robert J. Centrella, CFA. Mr. Centrella is a Managing Director Portfolio Manager/Research Analyst Equity Division and joined MacKay Shields in 1996 as a Portfolio Manager/Research Analyst in the Equity Division. He received a BS in Accounting from the University of Scranton and an MBA in Finance from George Mason University. He has earned the right to use the Chartered Financial Analyst designation.

Edmund C. Spelman. Mr. Spelman Senior Managing Director and Head of the Growth Equity Division; he leads the Partners MidCap Growth Fund II investment team. Mr. Spelman has worked for MacKay Shields since 1991. Mr. Spelman earned a BA and an MS from the University of Pennsylvania.

Sub-Advisor:	Mazama Capital Management, Inc. (“Mazama”) is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97258.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth III	Stephen C. Brink Gretchen Novak Joel Rubenstein Ronald A. Sauer

Stephen C. Brink, CFA. Mr. Brink, Senior Vice President, is a co-founder of Mazama and has been a Portfolio Manager and Director of Research since the firm was founded in 1997. Mr. Brink conducts research and supports Mr. Sauer in portfolio construction for the Fund. He also oversees research information flow and quality. He received his BS Business Administration from Oregon State University in 1977 and has earned the right to use the Chartered Financial Analyst designation.

Gretchen Novak, CFA. Ms. Novak joined Mazama in 1999. Ms. Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Fund(s). She also serves as Portfolio Manager, supporting Mr. Sauer and Mr. Brink in the overall management of the Fund(s). She earned her BA in Business Administration with concentration in finance from the University of Washington in 1994, graduating cum laude and elected to Phi Beta Kappa and Beta Gamma Sigma honor society. She has earned the right to use the Chartered Financial Analyst designation.

Joel Rubenstein. Mr. Rubenstein serves as an Associate Portfolio Manager, supporting the overall management of the Fund(s). He has worked as an equity research analyst for Mazama for the last four years. Prior to joining Mazama, he was employed by Banc of America Securities for two years as a senior equity research associate in the technology group. Mr. Rubenstein earned a MBA in finance and a Bachelor of Arts degree in Economics from UCLA.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 187
www.principal.com

Ronald A. Sauer. Mr. Sauer, Chief Investment Officer, is founder of Mazama and has been its Chief Executive Officer and Senior Portfolio Manager since the founding of the firm in 1997. Mr. Sauer has overall responsibility for the management of the Investment Team, oversees the portfolio construction process, conducts research and participates in the security selection process for the Fund(s). Mr. Sauer received his BA Finance from the University of Oregon in 1980.

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth I	Adam T. Logan John O’Toole
Partners SmallCap Blend	Ronald P. Gala Peter D. Goslin
Partners SmallCap Value I	Ronald P. Gala Peter D. Goslin

Ronald P. Gala, CFA. Mr. Gala is a Senior Vice President and principal of Mellon Capital and joined the firm in 1993. Mr. Gala earned an MBA in Finance from the University of Pittsburgh and a BS in Business Administration from Duquesne University. He has earned the right to use the Chartered Financial Analyst designation.

Peter D. Goslin, CFA. Mr. Goslin is a Vice President and Portfolio Manager with Mellon Capital. Before joining Mellon Capital in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill’s S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.

Adam T. Logan, CFA. Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Capital. Previously, he performed duties as a financial analyst in Mellon Financial Corporation’s corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

John O’Toole, CFA. Joining the company in 1990, Mr. O’Toole is a Senior Vice President and a principal of Mellon Capital. Mr. O’Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.

188 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

Sub-Advisor:	Neuberger Berman Management, Inc. (“Neuberger Berman”) is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Day-to-day
Fund	Fund Management

Partners MidCap Value	S. Basu Mullick

S. Basu Mullick. Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Bond & Mortgage Securities	William C. Armstrong Timothy R. Warrick
Disciplined LargeCap Blend	Jeffrey A. Schwarte
Diversified International	Paul H. Blankenhagen Juliet Cohn Chris Ibach
Government & High Quality Bond	Brad Fredericks Lisa A. Stange
High Quality Intermediate-Term Bond	William C. Armstrong Timothy R. Warrick
Inflation Protection	Bryan C. Davis Martin J. Schafer
International Emerging Markets	Michael Ade Mihail Dobrinov Michael L. Reynal
International Growth	Steve Larson John Pihlblad
LargeCap S&P 500 Index	Dirk Laschanzky Scott W. Smith
LargeCap Value	Arild Holm John Pihlblad Jeffrey Schwarte

Principal Investors Fund	MANAGEMENT OF THE FUNDS 189
www.principal.com

Day-to-day
Fund	Fund Management

MidCap Blend	K. William Nolin
MidCap S&P 400 Index	Dirk Laschanzky Scott W. Smith
MidCap Value	Stephen Musser Jeffrey A. Schwarte
Money Market	Tracy Reeg Alice Robertson
Principal LifeTime 2010	Dirk Laschanzky
Principal LifeTime 2015,	Dirk Laschanzky
Principal LifeTime 2020	Dirk Laschanzky
Principal LifeTime 2025,	Dirk Laschanzky
Principal LifeTime 2030	Dirk Laschanzky
Principal LifeTime 2035,	Dirk Laschanzky
Principal LifeTime 2040	Dirk Laschanzky
Principal LifeTime 2045,	Dirk Laschanzky
Principal LifeTime 2050	Dirk Laschanzky
Principal LifeTime 2055,	Dirk Laschanzky
Principal LifeTime Strategic Income	Dirk Laschanzky
Short-Term Bond	Zeid Ayer Craig Dawson
SmallCap Blend	Thomas Morabito Phil Nordhus
SmallCap Growth	Mariateresa Monaco
SmallCap S&P 600 Index	Dirk Laschanzky Scott W. Smith
SmallCap Value	Thomas Morabito
Ultra Short Bond	Zeid Ayer Craig Dawson

Michael Ade, CFA. Mr. Ade is a research analyst and serves as a co-portfolio manager for Principal Global Investors. Based in Singapore, his company research focus encompasses the consumer, health care and non-bank financial sectors. Mr. Ade joined the firm in 2001. He received a bachelor’s degree in finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master’s degree from the University of Iowa and a Bachelor’s degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Zeid Ayer, Ph.D., CFA. Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master’s in Computational Finance from Carnegie Mellon University and a Bachelor’s degree in Physics from St. Xavier’s College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.

190 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master’s degree from Drake University and a Bachelor’s degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

Juliet Cohn. Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor’s degree in Mathematics from Trinity College, Cambridge England.

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor’s degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for PGI. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the firm as an international and emerging market debt and currency specialist in 1995 and joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mihail does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor’s degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA. Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002, Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees’ Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in Finance from the University of Colorado and a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Christopher Ibach, CFA. Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semiconductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor’s degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 191
www.principal.com

Steven Larson, CFA. Mr. Larson is an portfolio manager for Principal. He is responsible for co-managing Principal’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Laschanzky shares responsibility for the day-to-day management of the Principal LifeTime Funds with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Funds’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets.

Mariateresa Monaco. Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master’s degree in Electrical Engineering from Northeastern University. She also earned a Master’s degree in Electrical Engineering from Politecnico di Torino, Italy.

Thomas Morabito, CFA. Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

Stephen B. Musser, CFA. Mr. Musser is a portfolio manager at PGI. He specializes in the management of mid cap value portfolios and also provides analyst coverage of companies in the financial services industry. Mr. Musser joined the firm in 2001. Previously, he was an analyst for A.G. Edwards & Sons. He earned an MBA in Finance and a Bachelor’s degree in Economics from the University of Missouri. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor’s degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

192 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Michael L. Reynal. Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ’s College at the University of Cambridge and a BA in History from Middlebury College.

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master’s degree in Finance and Marketing from DePaul University and her Bachelor’s degree in Economics from Northwestern University.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm’s secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor’s degree in Accounting and Finance from the University of Iowa.

Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Scott W. Smith. Mr. Smith is a research analyst and portfolio manager at Principal Global Investors. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within Principal Global Investors. Mr. Smith joined the firm in 1999. He received a bachelor’s degree in finance from Iowa State University.

Lisa A. Stange, CFA. Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989. Ms. Stange earned an MBA and a Bachelor’s degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick, CFA. Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor’s degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 193
www.principal.com

Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal -REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal - REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

Day-to-day
Fund	Fund Management

Real Estate Securities	Kelly D. Rush

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal-REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Pyramis Global Advisors, LLC (“Pyramis”) is the Sub-Advisor. Pyramis’s address is 53 State Street, Boston, MA 02109.

Day-to-day
Fund	Fund Management

Partners International	Cesar Hernandez

Cesar E. Hernandez, CFA. Mr. Hernandez is a Senior Vice President and Portfolio Manager at Pyramis. He developed the Select International discipline at Pyramis and has been responsible for managing Select International portfolios on behalf of institutional investors since the discipline’s inception. Mr. Hernandez earned his B.S from the Universidad Simon Bolivar and his M.B.A from Babson College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Preferred Securities	L. Phillip Jacoby Bernard M. Sussman

L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

194 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor’s degree in Industrial Relations from Cornell University.

Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend	Anna M. Dopkin Richard T. Whitney (through March 31, 2008)
Partners LargeCap Growth I	Robert W. Sharps

Anna M. Dopkin, CFA. Ms. Dopkin serves as Chairman of the Investment Advisory Committee for the Fund. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm’s Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in its Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Ms. Dopkin serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, she is responsible for ensuring adherence to portfolio constraints and risk controls, along with managing inter-analyst activity. As the lead portfolio coordinator, Ms. Dopkin has ultimate accountability for the Fund.

Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division and a member of the Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

Richard T. Whitney, CFA. Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm’s Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a B.S. and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Ms. Dopkin, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity. Effective March 31, 2008, Mr. Whitney will no longer serve as a portfolio coordinator for the Fund.

Sub-Advisor:	Turner Investment Partners, Inc. (“Turner”) was founded in 1990. Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 195
www.principal.com

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth	Tara R. Hedlund Christopher K. McHugh Jason D. Schrotberger

Tara R. Hedlund, CFA, CPA. Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.

Christopher K. McHugh. Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph’s University.

Jason D. Schrotberger, CFA. Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Value I	Thomas M. Cole Thomas J. Digenan Scott C. Hazen John C. Leonard
Partners SmallCap Growth II	Paul A. Graham, Jr. David N. Wabnik

Thomas M. Cole, CFA. Mr. Cole joined UBS Global AM in 1985. Mr. Cole is responsible for the direction and oversight of the research group of the North American Core Equities Team. He is actively involved in security analysis and the portfolio construction process. Mr. Cole’s prior experience with the firm includes Senior Analyst (responsible for the retail, food, household and personal products, media, auto and auto parts sectors), managing the US Equity Trading Desk and serving as a Portfolio Manager in the US Fixed Income Group. He is a member of the CFA Institute and the Investment Analysts Society of Chicago. He received both his BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Thomas J. Digenan, CFA, CPA. Mr. Digenan joined UBS Global AM in 1993. Mr. Digenan participates in the analysis and development of US Equity portfolio. He is responsible for communicating the firm’s equity strategy to clients and

196 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

investment consultants. Mr. Digenan’s prior experience with the firm includes President of mutual funds and relationship funds organization. Prior to joining the firm, Mr. Digenan was a senior manager in the tax department of KPMG Peat Marwick working exclusively in the investment services industry. Mr. Digenan is a member of the CFA Institute, the Investment Analysts Society of Chicago and the American Institute of Certified Public Accounts.

Paul A. Graham, Jr., CFA. Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Scott C. Hazen, CFA. Mr. Hazen joined UBS Global AM in 1992 and participates in the analysis and development of U.S. Equity portfolios. Prior to joining the portfolio management team in 2004, Mr. Hazen served as a member of the firm’s global investment team responsible for providing client service and relationship management to the firm’s clients. He earned a BBA from the University of Notre Dame and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Investment Analysts Society of Chicago.

John C. Leonard, CFA. Mr. Leonard joined UBS Global AM in 1991. Mr. Leonard is Head of North American Equities and is responsible for the development of sector and stock selection strategies within this market. In addition, he is the co-Head of Equities. Prior to joining UBS Global AM, he worked as an investment analyst at a real estate management company and as a financial advisor with two investment management firms. Mr. Leonard received his AB from Dartmouth College and his MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

David N. Wabnik. Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.

Sub-Advisor:	Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a subsidiary of Natixis Global Asset Management, L.P.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Value II	Chris D. Wallis Scott J. Weber

Chris D. Wallis, CFA. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. He received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 15 years of investment/financial analysis and accounting experience.

Scott J. Weber. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson, he was a vice president from 2001 to 2003 and a senior associated from 2000 to 2001 of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. Mr. Weber

Principal Investors Fund	MANAGEMENT OF THE FUNDS 197
www.principal.com

holds the designation of Chartered Financial Analyst and has over 10 years of investment management and financial analysis experience.

Duties of Principal and Sub-Advisors
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

The Sub-Sub-Advisors
Principal Global Investors, LLC (“PGI”) has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund’s portfolio are made by Spectrum.

See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.

Fees Paid to Principal
The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was:

Bond & Mortgage Securities Fund	0.52%
Disciplined LargeCap Blend Fund	0.56%
Diversified International Fund	0.87%
Government & High Quality Bond Fund	0.40%
High Quality Intermediate-Term Bond Fund	0.40%
Inflation Protection Fund	0.40%
International Emerging Markets Fund	1.19%
International Growth Fund	0.97%
LargeCap Growth Fund	0.60	%(2)
LargeCap S&P 500 Index Fund	0.15%
LargeCap Value Fund	0.44%
MidCap Blend Fund	0.64%
MidCap Growth Fund	0.65%
MidCap S&P 400 Index Fund	0.15%
MidCap Value Fund	0.65%
Money Market Fund	0.38%
Partners Global Equity Fund	0.95%
Partners International Fund	1.08%
Partners LargeCap Blend Fund	0.74%
Partners LargeCap Blend Fund I	0.44%
Partners LargeCap Growth Fund I	0.73%
Partners LargeCap Growth Fund II	0.99	%(1)
Partners LargeCap Value Fund	0.76%
Partners LargeCap Value Fund I	0.79%
Partners LargeCap Value Fund II	0.85%
Partners MidCap Growth Fund	1.00	%(1)
Partners MidCap Growth Fund I	1.00%
Partners MidCap Growth Fund II	1.00%
Partners MidCap Value Fund	0.99%
Partners MidCap Value Fund I	0.99%
Partners SmallCap Blend Fund	1.00%
Partners SmallCap Growth Fund I	1.10%
Partners SmallCap Growth Fund II	0.99%
Partners SmallCap Growth Fund III	1.10%
Partners SmallCap Value Fund	1.00%
Partners SmallCap Value Fund I	1.00%

198 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

Partners SmallCap Value Fund II	1.00%
Preferred Securities Fund	0.74%
Principal LifeTime 2010 Fund	0.1225%
Principal LifeTime 2015 Fund	N/A (3)
Principal LifeTime 2020 Fund	0.1225%
Principal LifeTime 2025 Fund	N/A (3)
Principal LifeTime 2030 Fund	0.1225%
Principal LifeTime 2035 Fund	N/A (3)
Principal LifeTime 2040 Fund	0.1225%
Principal LifeTime 2045 Fund	N/A (3)
Principal LifeTime 2050 Fund	0.1225%
Principal LifeTime 2055 Fund	N/A (3)
Principal LifeTime Strategic Income Fund	0.1225%
Real Estate Securities Fund	0.83%
SAM Balanced Portfolio	0.31%
SAM Conservative Balanced Portfolio	0.31%
SAM Conservative Growth Portfolio	0.31%
SAM Flexible Income Portfolio	0.31%
SAM Strategic Growth Portfolio	0.31%
Short-Term Bond Fund	0.40%
SmallCap Blend Fund	0.75%
SmallCap Growth Fund	0.75%
SmallCap S&P 600 Index Fund	0.15%
SmallCap Value Fund	0.75%
Ultra Short Bond Fund	0.40%

(1)	Effective October 31, 2007, the Fund’s management fees were decreased.

(2)	Effective January 16, 2007, the Fund’s management fees were increased.

(3)	Each of the Funds in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

	First $3	Over $3
Fund	billion	billion

Principal LifeTime 2015 Fund	0.1225%	0.1125%
Principal LifeTime 2025 Fund	0.1225%	0.1125%
Principal LifeTime 2035 Fund	0.1225%	0.1125%
Principal LifeTime 2045 Fund	0.1225%	0.1125%
Principal LifeTime 2055 Fund	0.1225%	0.1125%

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, only the MidCap Value and all Partners Funds intend to rely on the order.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 199
www.principal.com

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all Funds, except the Money Market Fund, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

200 PRICING OF FUND SHARES	Principal Investors Fund
1-800-547-7754

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:

•	via the internet.

•	standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
•	available 7 days a week (7 a.m. to 9 p.m. Central Time).

•	using a modem.

•	plan contributions transferred electronically.
•	standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
•	available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

Effective the close of business on September 1, 2007, the SmallCap Blend Fund (the “fund”) closed to new investors. With limited exceptions, those who were fund shareholders on September 1, 2007 may, however, continue to purchase shares in fund accounts in existence at that time. Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”

Principal Investors Fund	PURCHASE OF FUND SHARES 201
www.principal.com

EXCHANGE OF FUND SHARES

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
•	the share class of such other Fund is available through the plan, and
•	the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions, or where the application of the restriction would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and
•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

202 EXCHANGE OF FUND SHARES	Principal Investors Fund
1-800-547-7754

The Funds have adopted an exchange frequency restriction, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

•	The Bond & Mortgage Securities, Government & High Quality Bond, Inflation Protection, Short-Term Bond, and Ultra Short Bond Funds declare dividends of their daily net investment income each day their shares are priced. On the last business day of each month the Funds will pay out their accumulated declared dividends.

•	The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund.

•	The Preferred Securities Fund pays its net investment income on a monthly basis. The payment date is the last business day of each month.

•	The Real Estate Securities Fund and the SAM Flexible Income, SAM Conservative Balanced, and SAM Balanced Portfolios each pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.

•	The other Funds pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principal.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-547-7754. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

Principal Investors Fund	DIVIDENDS AND DISTRIBUTIONS 203
www.principal.com

FUND ACCOUNT INFORMATION

Statements
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid, and other information.

This information may also be accessed by accessing www.principal.com.

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

Minimum Account Balance
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan’s investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

Reservation of Rights
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Financial Statements
Plans will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

204 FUND ACCOUNT INFORMATION	Principal Investors Fund
1-800-547-7754

PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).

The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-547-7754.

Principal Investors Fund	PORTFOLIO HOLDINGS INFORMATION 205
www.principal.com

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.63	$10.57	$10.86		$10.66	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.45	0.37		0.34	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.04	(0.28)		0.20	0.11

Total From Investment Operations	0.33	0.49	0.09		0.54	0.42
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.51)	(0.43)	(0.37)		(0.34)	(0.35)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.51)	(0.43)	(0.38)		(0.34)	(0.35)

Net Asset Value, End of Period	$10.45	$10.63	$10.57		$10.86	$10.66

Total Return	3.17%	4.79%	0.79%		5.17%	4.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$62,793	$50,633	$35,016		$28,547	$14,430
Ratio of Expenses to Average Net Assets	1.09%	1.14%	1.33%		1.15%	1.12%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.10%	1.12%		1.12%	—%
Ratio of Net Investment Income to Average Net Assets	4.85%	4.25%	3.47%		3.15%	2.92%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$10.60	$10.55	$10.84		$10.63	$10.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.42	0.35		0.32	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.05	(0.28)		0.21	0.10

Total From Investment Operations	0.31	0.47	0.07		0.53	0.40
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.42)	(0.35)		(0.32)	(0.34)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.49)	(0.42)	(0.36)		(0.32)	(0.34)

Net Asset Value, End of Period	$10.42	$10.60	$10.55		$10.84	$10.63

Total Return	3.00%	4.52%	0.61%		5.09%	3.77%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$37,875	$42,548	$39,797		$31,801	$12,537
Ratio of Expenses to Average Net Assets	1.27%	1.33%	1.51%		1.34%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.28%	1.30%		1.30%	—%
Ratio of Net Investment Income to Average Net Assets	4.65%	4.04%	3.29%		2.95%	2.71%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

	2007	2006	2005
BOND & MORTGAGE SECURITIES FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$10.66	$10.61	$10.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.42	0.36
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.28)

Total From Investment Operations	0.31	0.45	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.48)	(0.40)	(0.34)
Distributions from Realized Gains	—	—	(0.01)

Total Dividends and Distributions	(0.48)	(0.40)	(0.35)

Net Asset Value, End of Period	$10.49	$10.66	$10.61

Total Return	2.94%	4.35%	0.66%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,143	$4,536	$752
Ratio of Expenses to Average Net Assets	1.40%	1.43%	1.67%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.41%	1.43%
Ratio of Net Investment Income to Average Net Assets	4.54%	3.98%	3.27%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Preferred shares
Net Asset Value, Beginning of Period	$10.64	$10.58	$10.87		$10.67	$10.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.54	0.48	0.41		0.37	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.05	(0.29)		0.20	0.11

Total From Investment Operations	0.36	0.53	0.12		0.57	0.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.47)	(0.40)		(0.37)	(0.39)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.54)	(0.47)	(0.41)		(0.37)	(0.39)

Net Asset Value, End of Period	$10.46	$10.64	$10.58		$10.87	$10.67

Total Return	3.49%	5.11%	1.10%		5.48%	4.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$111,437	$95,496	$65,637		$43,420	$33,930
Ratio of Expenses to Average Net Assets	0.78%	0.83%	1.02%		0.84%	0.81%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.79%	0.81%		0.81%	—%
Ratio of Net Investment Income to Average Net Assets	5.15%	4.56%	3.79%		3.46%	3.23%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period	$10.77	$10.71	$10.99		$10.78	$10.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.54	0.47	0.40		0.36	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.04	(0.28)		0.21	0.16

Total From Investment Operations	0.36	0.51	0.12		0.57	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.45)	(0.39)		(0.36)	(0.37)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.53)	(0.45)	(0.40)		(0.36)	(0.37)

Net Asset Value, End of Period	$10.60	$10.77	$10.71		$10.99	$10.78

Total Return	3.42%	4.92%	1.06%		5.39%	4.79%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,800	$18,009	$8,635		$2,274	$912
Ratio of Expenses to Average Net Assets	0.90%	0.95%	1.15%		0.96%	0.93%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.91%	0.93%		0.93%	—%
Ratio of Net Investment Income to Average Net Assets	5.05%	4.46%	3.69%		3.35%	3.12%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004	2003(a)
DISCIPLINED LARGECAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$15.96		$14.23	$12.89		$12.07	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.09		0.09	0.08		0.06	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.10		1.88	1.39		1.07	2.03

Total From Investment Operations	2.19		1.97	1.47		1.13	2.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.04)	(0.07)		(0.04)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.47)		(0.24)	(0.13)		(0.31)	—

Net Asset Value, End of Period	$17.68		$15.96	$14.23		$12.89	$12.07

Total Return	14.04%		14.03%	11.44%		9.55%	20.70	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,524		$5,740	$34		$9	$121
Ratio of Expenses to Average Net Assets	1.14%		1.16%	1.17%		1.17%	1.17	%(d)
Ratio of Net Investment Income to Average Net Assets	0.56%		0.58%	0.59%		0.44%	0.45	%(d)
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)	106.2%	109.2	%(d)

	2007		2006	2005		2004	2003(a)
DISCIPLINED LARGECAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$15.90		$14.18	$12.87		$12.05	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06		0.08	0.04		0.03	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.10		1.86	1.40		1.08	2.03

Total From Investment Operations	2.16		1.94	1.44		1.11	2.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)		(0.02)	(0.07)		(0.02)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.45)		(0.22)	(0.13)		(0.29)	—

Net Asset Value, End of Period	$17.61		$15.90	$14.18		$12.87	$12.05

Total Return	13.83%		13.80%	11.21%		9.37%	20.50	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,641		$1,937	$253		$10	$120
Ratio of Expenses to Average Net Assets	1.32%		1.34%	1.35%		1.35%	1.35	%(d)
Ratio of Net Investment Income to Average Net Assets	0.39%		0.51%	0.31%		0.26%	0.27	%(d)
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)	106.2%	109.2	%(d)

	2007		2006	2005
DISCIPLINED LARGECAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$15.97		$14.24	$12.95
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04		0.02	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.11		1.91	1.34

Total From Investment Operations	2.15		1.93	1.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)		—	(0.06)
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)

Total Dividends and Distributions	(0.42)		(0.20)	(0.12)

Net Asset Value, End of Period	$17.70		$15.97	$14.24

Total Return	13.73%		13.68%	10.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,447		$1,244	$12
Ratio of Expenses to Average Net Assets	1.45%		1.47%	1.48%
Ratio of Net Investment Income to Average Net Assets	0.26%		0.11%	0.48%
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004	2003(a)
DISCIPLINED LARGECAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$16.05		$14.31	$12.93		$12.10	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15		0.13	0.15		0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.11		1.90	1.36		1.09	2.03

Total From Investment Operations	2.26		2.03	1.51		1.18	2.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)		(0.09)	(0.07)		(0.08)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.53)		(0.29)	(0.13)		(0.35)	—

Net Asset Value, End of Period	$17.78		$16.05	$14.31		$12.93	$12.10

Total Return	14.39%		14.37%	11.75%		9.94%	21.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,925		$1,565	$20		$10	$121
Ratio of Expenses to Average Net Assets	0.83%		0.85%	0.86%		0.86%	0.86	%(d)
Ratio of Net Investment Income to Average Net Assets	0.88%		0.88%	1.09%		0.75%	0.76	%(d)
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)	106.2%	109.2	%(d)

	2007		2006	2005		2004	2003(a)
DISCIPLINED LARGECAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$16.01		$14.28	$12.91		$12.08	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.13		0.11	0.09		0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.10		1.89	1.41		1.09	2.02

Total From Investment Operations	2.23		2.00	1.50		1.17	2.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)		(0.07)	(0.07)		(0.07)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.50)		(0.27)	(0.13)		(0.34)	—

Net Asset Value, End of Period	$17.74		$16.01	$14.28		$12.91	$12.08

Total Return	14.28%		14.20%	11.68%		9.83%	20.80	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,304		$5,195	$183		$9	$121
Ratio of Expenses to Average Net Assets	0.95%		0.97%	0.98%		0.98%	0.98	%(d)
Ratio of Net Investment Income to Average Net Assets	0.77%		0.76%	0.66%		0.63%	0.64	%(d)
Portfolio Turnover Rate	101.4	%(e)	92.4%	86.7	%(f)	106.2%	109.2	%(d)

(a)	Period from December 30, 2002, date operations commenced, through October 31, 2003.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth & Income Fund.

(f)	Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.27		$11.38	$9.31		$8.00		$6.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12		0.12	0.08		0.06		0.07
Net Realized and Unrealized Gain (Loss) on Investments	4.25		3.25	2.25		1.27		1.45

Total From Investment Operations	4.37		3.37	2.33		1.33		1.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)		(0.02)	(0.05)		(0.02)		(0.03)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.40)		(0.48)	(0.26)		(0.02)		(0.03)

Net Asset Value, End of Period	$17.24		$14.27	$11.38		$9.31		$8.00

Total Return	33.21%		30.56%	25.38%		16.59%		23.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$99,441		$44,461	$13,847		$8,156		$4,173
Ratio of Expenses to Average Net Assets	1.47%		1.46%	1.47%		1.46%		1.47%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.47	%(b)	1.47	%(b)
Ratio of Net Investment Income to Average Net Assets	0.78%		0.88%	0.79%		0.73%		0.95%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$14.18		$11.30	$9.25		$7.96		$6.47
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09		0.09	0.07		0.05		0.04
Net Realized and Unrealized Gain (Loss) on Investments	4.22		3.25	2.23		1.24		1.47

Total From Investment Operations	4.31		3.34	2.30		1.29		1.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)		—	(0.04)		—		(0.02)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.37)		(0.46)	(0.25)		—		(0.02)

Net Asset Value, End of Period	$17.12		$14.18	$11.30		$9.25		$7.96

Total Return	32.96%		30.46%	25.31%		16.23%		23.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$38,204		$22,784	$9,270		$5,573		$3,060
Ratio of Expenses to Average Net Assets	1.65%		1.64%	1.65%		1.64%		1.65%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.65	%(b)	1.65	%(b)
Ratio of Net Investment Income to Average Net Assets	0.59%		0.67%	0.64%		0.53%		0.61%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)

	2007		2006	2005
DIVERSIFIED INTERNATIONAL FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.24		$11.37	$9.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07		0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	4.24		3.25	2.20

Total From Investment Operations	4.31		3.33	2.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)		—	(0.04)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)

Total Dividends and Distributions	(1.35)		(0.46)	(0.25)

Net Asset Value, End of Period	$17.20		$14.24	$11.37

Total Return	32.77%		30.17%	24.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,716		$3,787	$319
Ratio of Expenses to Average Net Assets	1.78%		1.77%	1.78%
Ratio of Net Investment Income to Average Net Assets	0.44%		0.62%	0.51%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Preferred shares
Net Asset Value, Beginning of Period	$14.34		$11.43	$9.32		$8.01		$6.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16		0.15	0.12		0.09		0.08
Net Realized and Unrealized Gain (Loss) on Investments	4.26		3.28	2.25		1.26		1.47

Total From Investment Operations	4.42		3.43	2.37		1.35		1.55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)		(0.06)	(0.05)		(0.04)		(0.05)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.44)		(0.52)	(0.26)		(0.04)		(0.05)

Net Asset Value, End of Period	$17.32		$14.34	$11.43		$9.32		$8.01

Total Return	33.54%		31.00%	25.82%		16.93%		23.90%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$135,368		$53,609	$20,799		$10,120		$7,169
Ratio of Expenses to Average Net Assets	1.16%		1.15%	1.16%		1.15%		1.16%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.16	%(b)	1.16	%(b)
Ratio of Net Investment Income to Average Net Assets	1.05%		1.12%	1.12%		0.99%		1.15%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Select shares
Net Asset Value, Beginning of Period	$14.46		$11.52	$9.43		$8.08		$6.50
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15		0.15	0.11		0.09		0.08
Net Realized and Unrealized Gain (Loss) on Investments	4.28		3.29	2.24		1.29		1.54

Total From Investment Operations	4.43		3.44	2.35		1.38		1.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)		(0.04)	(0.05)		(0.03)		(0.04)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.42)		(0.50)	(0.26)		(0.03)		(0.04)

Net Asset Value, End of Period	$17.47		$14.46	$11.52		$9.43		$8.08

Total Return	33.30%		30.87%	25.28%		17.14%		25.01%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,258		$16,510	$772		$1,431		$60
Ratio of Expenses to Average Net Assets	1.28%		1.27%	1.28%		1.28%		1.28%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.28	%(b)	1.28	%(b)
Ratio of Net Investment Income to Average Net Assets	1.00%		1.11%	1.06%		1.03%		1.03%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.

(d)	Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

(e)	Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.

(f)	Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisitions of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.08	$10.06	$10.33		$10.31	$10.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.43	0.39	0.34		0.30	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.03	(0.28)		0.09	(0.16)

Total From Investment Operations	0.37	0.42	0.06		0.39	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.40)	(0.33)		(0.37)	(0.37)

Total Dividends and Distributions	(0.44)	(0.40)	(0.33)		(0.37)	(0.37)

Net Asset Value, End of Period	$10.01	$10.08	$10.06		$10.33	$10.31

Total Return	3.74%	4.27%	0.57%		3.89%	1.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,507	$8,517	$5,266		$2,980	$1,101
Ratio of Expenses to Average Net Assets	0.97%	1.08%	0.99%		0.97%	0.97%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.97%	0.97%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.30%	3.95%	3.28%		2.90%	2.78%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(c)	95.2%	219.5%

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$10.07	$10.06	$10.33		$10.31	$10.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.41	0.37	0.32		0.28	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.05)	0.02	(0.28)		0.10	(0.17)

Total From Investment Operations	0.36	0.39	0.04		0.38	0.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.38)	(0.31)		(0.36)	(0.35)

Total Dividends and Distributions	(0.42)	(0.38)	(0.31)		(0.36)	(0.35)

Net Asset Value, End of Period	$10.01	$10.07	$10.06		$10.33	$10.31

Total Return	3.66%	3.98%	0.39%		3.71%	1.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,423	$8,588	$7,427		$6,096	$4,020
Ratio of Expenses to Average Net Assets	1.15%	1.26%	1.17%		1.15%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.15%	1.15%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.13%	3.74%	3.09%		2.76%	2.60%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(c)	95.2%	219.5%

	2007	2006	2005
GOVERNMENT & HIGH QUALITY BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$10.12	$10.11	$10.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.40	0.37	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.01	(0.26)

Total From Investment Operations	0.34	0.38	0.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.37)	(0.30)

Total Dividends and Distributions	(0.41)	(0.37)	(0.30)

Net Asset Value, End of Period	$10.05	$10.12	$10.11

Total Return	3.40%	3.82%	0.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$857	$657	$177
Ratio of Expenses to Average Net Assets	1.28%	1.38%	1.31%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	3.99%	3.69%	3.01%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Preferred shares
Net Asset Value, Beginning of Period	$10.10	$10.08	$10.35		$10.34	$10.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.43	0.37		0.34	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.02	(0.28)		0.08	(0.15)

Total From Investment Operations	0.40	0.45	0.09		0.42	0.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.43)	(0.36)		(0.41)	(0.40)

Total Dividends and Distributions	(0.47)	(0.43)	(0.36)		(0.41)	(0.40)

Net Asset Value, End of Period	$10.03	$10.10	$10.08		$10.35	$10.34

Total Return	4.05%	4.58%	0.87%		4.11%	1.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,569	$13,126	$11,031		$7,084	$4,853
Ratio of Expenses to Average Net Assets	0.66%	0.77%	0.68%		0.66%	0.66%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.66%	0.66%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.61%	4.24%	3.58%		3.26%	3.09%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(c)	95.2%	219.5%

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Select shares
Net Asset Value, Beginning of Period	$10.10	$10.08	$10.35		$10.33	$10.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.41	0.36		0.32	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.03	(0.28)		0.09	(0.15)

Total From Investment Operations	0.39	0.44	0.08		0.41	0.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.46)	(0.42)	(0.35)		(0.39)	(0.39)

Total Dividends and Distributions	(0.46)	(0.42)	(0.35)		(0.39)	(0.39)

Net Asset Value, End of Period	$10.03	$10.10	$10.08		$10.35	$10.33

Total Return	3.93%	4.46%	0.76%		4.08%	1.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,724	$2,010	$2,046		$1,140	$745
Ratio of Expenses to Average Net Assets	0.78%	0.89%	0.80%		0.78%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.78%	0.78%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.51%	4.11%	3.48%		3.12%	3.00%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(c)	95.2%	219.5%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.73	$10.53	$10.62		$10.55	$10.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.48	0.43	0.33		0.30	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.04	(0.24)		0.18	0.02

Total From Investment Operations	0.32	0.47	0.09		0.48	0.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.26)	(0.12)		(0.33)	(0.40)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.38)	(0.27)	(0.18)		(0.41)	(0.40)

Net Asset Value, End of Period	$10.67	$10.73	$10.53		$10.62	$10.55

Total Return	3.06%	4.57%	0.90%		4.68%	3.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,052	$47,919	$39,642		$35,407	$818
Ratio of Expenses to Average Net Assets	0.97%	1.28%	1.23%		1.01%	0.97%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.97%	0.97%		0.97%	N/A
Ratio of Net Investment Income to Average Net Assets	4.55%	4.09%	3.15%		2.88%	3.73%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$10.70	$10.51	$10.61		$10.54	$10.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.41	0.32		0.29	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.03	(0.24)		0.18	0.01

Total From Investment Operations	0.30	0.44	0.08		0.47	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.24)	(0.12)		(0.32)	(0.39)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.36)	(0.25)	(0.18)		(0.40)	(0.39)

Net Asset Value, End of Period	$10.64	$10.70	$10.51		$10.61	$10.54

Total Return	2.88%	4.29%	0.74%		4.50%	3.69%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$51,729	$4,737	$5,503		$1,921	$802
Ratio of Expenses to Average Net Assets	1.15%	1.46%	1.44%		1.19%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.15%	1.15%		1.15%	N/A
Ratio of Net Investment Income to Average Net Assets	4.35%	3.91%	3.04%		2.78%	3.55%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%

	2007	2006	2005
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$10.80	$10.60	$10.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.41	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.24)

Total From Investment Operations	0.28	0.44	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.23)	(0.11)
Distributions from Realized Gains	—	(0.01)	(0.06)

Total Dividends and Distributions	(0.34)	(0.24)	(0.17)

Net Asset Value, End of Period	$10.74	$10.80	$10.60

Total Return	2.71%	4.20%	0.79%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,283	$681	$102
Ratio of Expenses to Average Net Assets	1.28%	1.54%	1.61%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	4.25%	3.88%	2.99%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Preferred shares
Net Asset Value, Beginning of Period	$10.77	$10.57	$10.64		$10.57	$10.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.46	0.37		0.34	0.43
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.05	(0.25)		0.18	0.02

Total From Investment Operations	0.34	0.51	0.12		0.52	0.45
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.30)	(0.13)		(0.37)	(0.44)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.41)	(0.31)	(0.19)		(0.45)	(0.44)

Net Asset Value, End of Period	$10.70	$10.77	$10.57		$10.64	$10.57

Total Return	3.28%	4.89%	1.19%		4.99%	4.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$45,071	$33,012	$25,333		$11,918	$6,339
Ratio of Expenses to Average Net Assets	0.66%	0.96%	0.92%		0.70%	0.66%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.66%	0.66%		0.66%	N/A
Ratio of Net Investment Income to Average Net Assets	4.87%	4.41%	3.48%		3.27%	4.05%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Select shares
Net Asset Value, Beginning of Period	$10.74	$10.54	$10.62		$10.55	$10.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.50	0.45	0.37		0.33	0.41
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	0.04	(0.26)		0.17	0.02

Total From Investment Operations	0.34	0.49	0.11		0.50	0.43
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.28)	(0.13)		(0.35)	(0.42)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.40)	(0.29)	(0.19)		(0.43)	(0.42)

Net Asset Value, End of Period	$10.68	$10.74	$10.54		$10.62	$10.55

Total Return	3.26%	4.76%	1.06%		4.88%	4.17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,982	$1,748	$881		$12	$11
Ratio of Expenses to Average Net Assets	0.78%	1.06%	1.12%		0.81%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.78%	0.78%		0.78%	N/A
Ratio of Net Investment Income to Average Net Assets	4.75%	4.32%	3.55%		3.18%	3.92%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.55	$9.80	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.41	0.42	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	(0.21)	(0.24)

Total From Investment Operations	0.26	0.21	0.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.45)	(0.30)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.38)	(0.46)	(0.30)

Net Asset Value, End of Period	$9.43	$9.55	$9.80

Total Return	2.82%	2.19%	1.01	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,279	$781	$26
Ratio of Expenses to Average Net Assets	0.97%	2.07%	1.90	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.97%	0.97	%(d)
Ratio of Net Investment Income to Average Net Assets	4.35%	4.37%	4.10	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.54	$9.79	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.39	0.39	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.14)	(0.19)	(0.23)

Total From Investment Operations	0.25	0.20	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.37)	(0.44)	(0.29)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.37)	(0.45)	(0.29)

Net Asset Value, End of Period	$9.42	$9.54	$9.79

Total Return	2.65%	2.06%	0.79	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$625	$546	$12
Ratio of Expenses to Average Net Assets	1.15%	2.28%	1.98	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	1.15%	1.15	%(d)
Ratio of Net Investment Income to Average Net Assets	4.09%	4.09%	3.73	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.55	$9.79	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.42	0.46	0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.19)	(0.26)	(0.23)

Total From Investment Operations	0.23	0.20	0.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.43)	(0.28)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.36)	(0.44)	(0.28)

Net Asset Value, End of Period	$9.42	$9.55	$9.79

Total Return	2.42%	2.07%	0.70	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87	$41	$11
Ratio of Expenses to Average Net Assets	1.28%	2.47%	2.13	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	1.28%	1.28	%(d)
Ratio of Net Investment Income to Average Net Assets	4.47%	4.77%	3.53	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.56	$9.80	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.45	0.47	0.31
Net Realized and Unrealized Gain (Loss) on Investments	(0.16)	(0.23)	(0.19)

Total From Investment Operations	0.29	0.24	0.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.47)	(0.32)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.41)	(0.48)	(0.32)

Net Asset Value, End of Period	$9.44	$9.56	$9.80

Total Return	3.10%	2.55%	1.22	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$625	$120	$73
Ratio of Expenses to Average Net Assets	0.66%	1.73%	1.69	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.66%	0.66	%(d)
Ratio of Net Investment Income to Average Net Assets	4.79%	4.92%	3.67	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Select shares
Net Asset Value, Beginning of Period	$9.55	$9.80	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.38	0.45	0.44
Net Realized and Unrealized Gain (Loss) on Investments	(0.10)	(0.23)	(0.32)

Total From Investment Operations	0.28	0.22	0.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)	(0.46)	(0.32)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.40)	(0.47)	(0.32)

Net Asset Value, End of Period	$9.43	$9.55	$9.80
Total Return	3.00%	2.35%	1.14	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$271	$389	$76
Ratio of Expenses to Average Net Assets	0.78%	1.95%	1.83	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.78%	0.78	%(d)
Ratio of Net Investment Income to Average Net Assets	4.02%	4.73%	5.26	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$24.42	$19.27	$15.09		$13.00		$8.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.27	0.17	0.24		0.08		0.08
Net Realized and Unrealized Gain (Loss) on Investments	16.26	6.97	5.10		2.09		4.18

Total From Investment Operations	16.53	7.14	5.34		2.17		4.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.06)	—		(0.08)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.85)	(1.99)	(1.16)		(0.08)		—

Net Asset Value, End of Period	$39.10	$24.42	$19.27		$15.09		$13.00

Total Return	72.28%	39.64%	37.21%		16.80%		48.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30,969	$6,949	$2,932		$3,143		$2,484
Ratio of Expenses to Average Net Assets	1.76%	1.91%	1.92%		1.91%		1.92%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.92	%(b)	1.92	%(b)
Ratio of Net Investment Income to Average Net Assets	0.91%	0.74%	1.40%		0.59%		0.76%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$24.28	$19.17	$15.05		$12.96		$8.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.12	0.21		0.06		0.06
Net Realized and Unrealized Gain (Loss) on Investments	16.17	6.94	5.07		2.09		4.17

Total From Investment Operations	16.38	7.06	5.28		2.15		4.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.02)	—		(0.06)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.80)	(1.95)	(1.16)		(0.06)		—

Net Asset Value, End of Period	$38.86	$24.28	$19.17		$15.05		$12.96

Total Return	71.97%	39.39%	36.90%		16.65%		48.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,251	$3,981	$1,477		$1,928		$1,630
Ratio of Expenses to Average Net Assets	1.94%	2.09%	2.10%		2.09%		2.10%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		2.10	%(b)	2.10	%(b)
Ratio of Net Investment Income to Average Net Assets	0.73%	0.53%	1.21%		0.41%		0.59%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%

	2007	2006	2005
INTERNATIONAL EMERGING MARKETS FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$24.43	$19.29	$15.22
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.13	0.08
Net Realized and Unrealized Gain (Loss) on Investments	16.30	6.94	5.15

Total From Investment Operations	16.47	7.07	5.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	—	—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)

Total Dividends and Distributions	(1.77)	(1.93)	(1.16)

Net Asset Value, End of Period	$39.13	$24.43	$19.29

Total Return	71.79%	39.14%	36.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,171	$1,642	$79
Ratio of Expenses to Average Net Assets	2.07%	2.22%	2.23%
Ratio of Net Investment Income to Average Net Assets	0.58%	0.57%	0.43%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Preferred shares
Net Asset Value, Beginning of Period	$24.65	$19.43	$15.17		$13.07		$8.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.36	0.24	0.28		0.13		0.10
Net Realized and Unrealized Gain (Loss) on Investments	16.41	7.03	5.14		2.10		4.21

Total From Investment Operations	16.77	7.27	5.42		2.23		4.31
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.12)	—		(0.13)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.93)	(2.05)	(1.16)		(0.13)		—

Net Asset Value, End of Period	$39.49	$24.65	$19.43		$15.17		$13.07

Total Return	72.80%	40.09%	37.57%		17.14%		49.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$46,271	$12,766	$5,847		$3,430		$2,506
Ratio of Expenses to Average Net Assets	1.45%	1.60%	1.61%		1.60%		1.61%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.61	%(b)	1.61	%(b)
Ratio of Net Investment Income to Average Net Assets	1.22%	1.07%	1.62%		0.90%		1.01%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Select shares
Net Asset Value, Beginning of Period	$24.61	$19.39	$15.16		$13.05		$8.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.35	0.20	0.28		0.11		0.10
Net Realized and Unrealized Gain (Loss) on Investments	16.36	7.05	5.11		2.11		4.19

Total From Investment Operations	16.71	7.25	5.39		2.22		4.29
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.10)	—		(0.11)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(1.90)	(2.03)	(1.16)		(0.11)		—

Net Asset Value, End of Period	$39.42	$24.61	$19.39		$15.16		$13.05

Total Return	72.54%	40.03%	37.39%		17.11%		48.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,936	$2,150	$1,061		$1,896		$1,633
Ratio of Expenses to Average Net Assets	1.57%	1.72%	1.73%		1.72%		1.73%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.73	%(b)	1.73	%(b)
Ratio of Net Investment Income to Average Net Assets	1.14%	0.90%	1.61%		0.78%		0.96%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(c)	146.9%		144.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.60	$11.68	$10.31	$8.58	$6.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	0.06	0.08	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	3.55	2.90	2.26	1.70	1.70

Total From Investment Operations	3.64	2.96	2.34	1.78	1.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.05)	(0.10)	(0.05)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.30)	(1.04)	(0.97)	(0.05)	—

Net Asset Value, End of Period	$15.94	$13.60	$11.68	$10.31	$8.58

Total Return	29.04%	27.01%	24.03%	20.81%	25.62%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$40,890	$27,967	$10,090	$5,301	$2,591
Ratio of Expenses to Average Net Assets	1.54%	1.56%	1.57%	1.57%	1.57%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.57	%(b)
Ratio of Net Investment Income to Average Net Assets	0.67%	0.48%	0.70%	0.86%	0.65%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$12.94	$11.16	$9.91	$8.25	$6.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.03	0.06	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	3.35	2.77	2.15	1.64	1.62

Total From Investment Operations	3.42	2.80	2.21	1.70	1.67
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.03)	(0.09)	(0.04)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.28)	(1.02)	(0.96)	(0.04)	—

Net Asset Value, End of Period	$15.08	$12.94	$11.16	$9.91	$8.25

Total Return	28.76%	26.82%	23.76%	20.61%	25.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,310	$13,931	$9,357	$4,859	$568
Ratio of Expenses to Average Net Assets	1.72%	1.74%	1.75%	1.75%	1.75%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.49%	0.26%	0.57%	0.60%	0.73%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007	2006	2005
INTERNATIONAL GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.18	$11.35	$10.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	3.42	2.82	2.22

Total From Investment Operations	3.47	2.83	2.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.01)	(0.09)
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)

Total Dividends and Distributions	(1.26)	(1.00)	(0.96)

Net Asset Value, End of Period	$15.39	$13.18	$11.35

Total Return	28.58%	26.63%	23.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,543	$2,481	$177
Ratio of Expenses to Average Net Assets	1.85%	1.87%	1.88%
Ratio of Net Investment Income to Average Net Assets	0.37%	0.11%	(0.17)%
Portfolio Turnover Rate	129.4%	134.7%	139.5%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.18	$11.35	$10.02	$8.34	$6.61
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.09	0.11	0.10	0.08
Net Realized and Unrealized Gain (Loss) on Investments	3.42	2.81	2.19	1.66	1.65

Total From Investment Operations	3.55	2.90	2.30	1.76	1.73
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.08)	(0.10)	(0.08)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.34)	(1.07)	(0.97)	(0.08)	—

Net Asset Value, End of Period	$15.39	$13.18	$11.35	$10.02	$8.34

Total Return	29.42%	27.41%	24.38%	21.21%	26.17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,010	$17,420	$7,441	$1,848	$685
Ratio of Expenses to Average Net Assets	1.23%	1.25%	1.26%	1.26%	1.26%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.26	%(b)
Ratio of Net Investment Income to Average Net Assets	0.99%	0.74%	1.00%	1.12%	1.09%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$13.14	$11.32	$10.00	$8.31	$6.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.07	0.12	0.09	0.08
Net Realized and Unrealized Gain (Loss) on Investments	3.40	2.81	2.17	1.67	1.63

Total From Investment Operations	3.52	2.88	2.29	1.76	1.71
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.07)	(0.10)	(0.07)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.33)	(1.06)	(0.97)	(0.07)	—

Net Asset Value, End of Period	$15.33	$13.14	$11.32	$10.00	$8.31

Total Return	29.20%	27.26%	24.31%	21.26%	25.91%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,726	$16,100	$9,188	$228	$106
Ratio of Expenses to Average Net Assets	1.35%	1.37%	1.38%	1.38%	1.38%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.38	%(b)
Ratio of Net Investment Income to Average Net Assets	0.87%	0.59%	1.09%	0.92%	1.12%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$8.07		$7.35	$6.34		$6.12		$5.16
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—		0.01	(0.01)		(0.01)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.38		0.71	1.05		0.23		0.97

Total From Investment Operations	2.38		0.72	1.04		0.22		0.96
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.11)		—	(0.03)		—		—

Net Asset Value, End of Period	$10.34		$8.07	$7.35		$6.34		$6.12

Total Return	29.79%		9.80%	16.48%		3.59%		18.60	%(b)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,749		$35,647	$7,878		$513		$753
Ratio of Expenses to Average Net Assets	1.16%		1.11%	1.12%		1.12%		1.12%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.12	%(c)	1.12	%(c)
Ratio of Net Investment Income to Average Net Assets	(0.05)%		0.10%	(0.16)%		(0.21)%		(0.20)%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$7.72		$7.04	$6.09		$5.89		$5.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.02)		(0.01)	(0.03)		(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.28		0.69	1.01		0.22		0.76

Total From Investment Operations	2.26		0.68	0.98		0.20		0.74
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.10)		—	(0.03)		—		—

Net Asset Value, End of Period	$9.88		$7.72	$7.04		$6.09		$5.89

Total Return	29.59%		9.66%	16.15%		3.40%		14.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,502		$16,878	$2,212		$72		$79
Ratio of Expenses to Average Net Assets	1.34%		1.29%	1.30%		1.30%		1.30%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.30	%(c)	1.30	%(c)
Ratio of Net Investment Income to Average Net Assets	(0.21)%		(0.09)%	(0.40)%		(0.39)%		(0.40)%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)

	2007		2006	2005
LARGECAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$7.71		$7.04	$6.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)		(0.02)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.27		0.69	1.02

Total From Investment Operations	2.24		0.67	0.98
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.03)
Distributions from Realized Gains	(0.10)		—	—

Total Dividends and Distributions	(0.10)		—	(0.03)

Net Asset Value, End of Period	$9.85		$7.71	$7.04

Total Return	29.37%		9.52%	16.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,562		$5,792	$738
Ratio of Expenses to Average Net Assets	1.47%		1.42%	1.43%
Ratio of Net Investment Income to Average Net Assets	(0.36)%		(0.23)%	(0.59)%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$7.91		$7.17	$6.18		$5.95		$5.19
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02		0.03	0.03		0.01		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.32		0.71	0.99		0.22		0.75

Total From Investment Operations	2.34		0.74	1.02		0.23		0.76
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.13)		—	(0.03)		—		—

Net Asset Value, End of Period	$10.12		$7.91	$7.17		$6.18		$5.95

Total Return	30.07%		10.32%	16.61%		3.87%		14.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$96,875		$47,115	$3,503		$2,299		$1,638
Ratio of Expenses to Average Net Assets	0.86%		0.80%	0.81%		0.81%		0.81%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0.81	%(c)	0.81	%(c)
Ratio of Net Investment Income to Average Net Assets	0.24%		0.41%	0.50%		0.09%		0.10%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$8.01		$7.28	$6.27		$6.05		$5.18
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01		0.02	—		—		—
Net Realized and Unrealized Gain (Loss) on Investments	2.35		0.71	1.04		0.22		0.87

Total From Investment Operations	2.36		0.73	1.04		0.22		0.87
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)		—	(0.03)		—		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.12)		—	(0.03)		—		—

Net Asset Value, End of Period	$10.25		$8.01	$7.28		$6.27		$6.05

Total Return	29.90%		10.03%	16.68%		3.64%		16.80	%(i)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,974		$14,809	$3,811		$53		$32
Ratio of Expenses to Average Net Assets	0.97%		0.92%	0.93%		0.93%		0.93%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0.93	%(c)	0.93	%(c)
Ratio of Net Investment Income to Average Net Assets	0.15%		0.30%	0.02%		(0.04)%		(0.03)%
Portfolio Turnover Rate	113.1	%(d)	93.5%	169.0	%(e)	59.8%		59.2	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	During 2003, the Fund processed a significant (relative to the Class) “As Of” transaction that resulted in a gain to the remaining shareholders of the Class. In accordance with the Fund’s shareholder processing policies, this benefit inures to all the shareholders of the Class. Had such a gain not been recognized, the total return amounts expressed herein would have been smaller.

(c)	Expense ratio without commission rebates.

(d)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.

(e)	Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(f)	Portfolio turnover rate excludes approximately $2,976,000 of securiteis from the acquisition of Technology Fund and $875,000 from portfolio realignment.

(i)	During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.86	$8.66	$8.70		$8.06	$6.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.11	0.12		0.08	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.22	0.56		0.61	1.23

Total From Investment Operations	1.34	1.33	0.68		0.69	1.31
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.09)	(0.13)		(0.05)	(0.04)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.14)	(0.13)	(0.72)		(0.05)	(0.04)

Net Asset Value, End of Period	$11.06	$9.86	$8.66		$8.70	$8.06

Total Return	13.80%	15.45%	7.91%		8.58%	19.43%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$181,330	$129,817	$103,889		$91,855	$31,362
Ratio of Expenses to Average Net Assets	0.72%	0.72%	0.72%		0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	1.27%	1.25%	1.36%		0.95%	1.04%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(b)	67.3%	1.1%

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.84	$8.63	$8.69		$8.06	$6.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.10	0.10		0.07	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.20	1.22	0.56		0.59	1.26

Total From Investment Operations	1.31	1.32	0.66		0.66	1.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.07)	(0.13)		(0.03)	(0.03)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.12)	(0.11)	(0.72)		(0.03)	(0.03)

Net Asset Value, End of Period	$11.03	$9.84	$8.63		$8.69	$8.06

Total Return	13.52%	15.41%	7.65%		8.26%	19.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$70,976	$70,430	$60,110		$50,014	$20,010
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%		0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets	1.10%	1.08%	1.17%		0.77%	0.85%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(b)	67.3%	1.1%

	2007	2006	2005
LARGECAP S&P 500 INDEX FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.80	$8.61	$8.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.10	0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.20	1.21	0.58

Total From Investment Operations	1.30	1.29	0.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.06)	(0.12)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)

Total Dividends and Distributions	(0.11)	(0.10)	(0.71)

Net Asset Value, End of Period	$10.99	$9.80	$8.61

Total Return	13.43%	15.07%	7.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,456	$7,086	$1,312
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	0.94%	0.88%	0.66%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(b)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.96	$8.74	$8.75		$8.12	$6.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.14	0.14		0.11	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.24	0.57		0.60	1.25

Total From Investment Operations	1.38	1.38	0.71		0.71	1.35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.12)	(0.13)		(0.08)	(0.06)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.17)	(0.16)	(0.72)		(0.08)	(0.06)

Net Asset Value, End of Period	$11.17	$9.96	$8.74		$8.75	$8.12

Total Return	14.11%	15.89%	8.25%		8.72%	19.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$250,112	$213,092	$156,818		$122,210	$83,580
Ratio of Expenses to Average Net Assets	0.41%	0.41%	0.41%		0.41%	0.41%
Ratio of Net Investment Income to Average Net Assets	1.59%	1.56%	1.66%		1.26%	1.37%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(b)	67.3%	1.1%

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Select shares
Net Asset Value, Beginning of Period	$9.91	$8.69	$8.72		$8.08	$6.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.13	0.13		0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.23	0.56		0.61	1.24

Total From Investment Operations	1.36	1.36	0.69		0.71	1.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.10)	(0.13)		(0.07)	(0.06)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.16)	(0.14)	(0.72)		(0.07)	(0.06)

Net Asset Value, End of Period	$11.11	$9.91	$8.69		$8.72	$8.08

Total Return	13.94%	15.85%	8.03%		8.77%	19.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$63,469	$40,489	$16,902		$10,000	$3,245
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%		0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	1.45%	1.41%	1.49%		1.13%	1.27%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(b)	67.3%	1.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.02	$11.26	$10.65		$9.77		$8.23
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.16	0.17		0.09		0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.97	0.95		0.86		1.50

Total From Investment Operations	1.17	2.13	1.12		0.95		1.58
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.08)	(0.13)		(0.07)		(0.04)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.75)	(0.37)	(0.51)		(0.07)		(0.04)

Net Asset Value, End of Period	$13.44	$13.02	$11.26		$10.65		$9.77

Total Return	9.39%	19.39%	10.73%		9.71%		19.26%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,258	$2,910	$652		$911		$248
Ratio of Expenses to Average Net Assets	1.01%	1.02%	1.02%		1.02%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.02	%(b)	1.02	%(b)
Ratio of Net Investment Income to Average Net Assets	1.32%	1.29%	1.48%		0.87%		1.03%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(c)	228.4%		179.1%

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.03	$11.28	$10.67		$9.81		$8.22
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.16	0.14	0.11		0.09		0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.96	1.01		0.82		1.54

Total From Investment Operations	1.15	2.10	1.12		0.91		1.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.06)	(0.13)		(0.05)		(0.02)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.73)	(0.35)	(0.51)		(0.05)		(0.02)

Net Asset Value, End of Period	$13.45	$13.03	$11.28		$10.67		$9.81

Total Return	9.18%	19.05%	10.69%		9.26%		19.68%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,608	$4,962	$3,993		$1,388		$2,220
Ratio of Expenses to Average Net Assets	1.19%	1.20%	1.20%		1.19%		1.20%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.20	%(b)	1.20	%(b)
Ratio of Net Investment Income to Average Net Assets	1.18%	1.19%	0.97%		0.82%		0.84%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(c)	228.4%		179.1%

	2007	2006	2005
LARGECAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.02	$11.27	$10.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.97	1.05

Total From Investment Operations	1.13	2.09	1.09
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.05)	(0.13)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)

Total Dividends and Distributions	(0.71)	(0.34)	(0.51)

Net Asset Value, End of Period	$13.44	$13.02	$11.27

Total Return	9.04%	18.91%	10.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,010	$692	$217
Ratio of Expenses to Average Net Assets	1.32%	1.33%	1.33%
Ratio of Net Investment Income to Average Net Assets	1.00%	0.99%	0.37%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.12	$11.35	$10.69		$9.83		$8.26
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.20	0.17		0.13		0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.01	1.98	1.00		0.83		1.52

Total From Investment Operations	1.22	2.18	1.17		0.96		1.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.12)	(0.13)		(0.10)		(0.07)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.79)	(0.41)	(0.51)		(0.10)		(0.07)

Net Asset Value, End of Period	$13.55	$13.12	$11.35		$10.69		$9.83

Total Return	9.75%	19.69%	11.20%		9.78%		19.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,482	$9,450	$5,810		$3,716		$3,282
Ratio of Expenses to Average Net Assets	0.70%	0.71%	0.71%		0.70%		0.71%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.71	%(b)	0.71	%(b)
Ratio of Net Investment Income to Average Net Assets	1.62%	1.65%	1.53%		1.27%		1.35%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(c)	228.4%		179.1%

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$13.04	$11.28	$10.64		$9.79		$8.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.18	0.13		0.12		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.97	1.02		0.81		1.50

Total From Investment Operations	1.20	2.15	1.15		0.93		1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.10)	(0.13)		(0.08)		(0.06)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.78)	(0.39)	(0.51)		(0.08)		(0.06)

Net Asset Value, End of Period	$13.46	$13.04	$11.28		$10.64		$9.79

Total Return	9.60%	19.57%	11.05%		9.58%		19.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,928	$1,278	$739		$15		$10
Ratio of Expenses to Average Net Assets	0.82%	0.83%	0.83%		0.83%		0.82%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.83	%(b)	0.83	%(b)
Ratio of Net Investment Income to Average Net Assets	1.49%	1.51%	1.15%		1.14%		1.24%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(c)	228.4%		179.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.83	$13.72	$12.90		$11.32		$9.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	0.01	0.08		—		—
Net Realized and Unrealized Gain (Loss) on Investments	2.53	1.81	1.64		1.68		2.32

Total From Investment Operations	2.50	1.82	1.72		1.68		2.32
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)		(0.05)		(0.02)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.02)

Total Dividends and Distributions	(1.42)	(0.71)	(0.90)		(0.10)		(0.04)

Net Asset Value, End of Period	$15.91	$14.83	$13.72		$12.90		$11.32

Total Return	18.12%	13.72%	13.79%		14.83%		25.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,101	$6,374	$3,207		$3,084		$3,744
Ratio of Expenses to Average Net Assets	1.21%	1.21%	1.22%		1.22%		1.22%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.22	%(b)	1.22	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.17)%	0.07%	0.57%		0.28%		0.22%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(c)	60.8	%(d)	35.3	%(e)

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$14.71	$13.64	$12.85		$11.30		$9.02
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.01)	0.04		—		—
Net Realized and Unrealized Gain (Loss) on Investments	2.50	1.79	1.65		1.63		2.30

Total From Investment Operations	2.45	1.78	1.69		1.63		2.30
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)		(0.03)		(0.01)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.01)

Total Dividends and Distributions	(1.42)	(0.71)	(0.90)		(0.08)		(0.02)

Net Asset Value, End of Period	$15.74	$14.71	$13.64		$12.85		$11.30

Total Return	17.90%	13.49%	13.59%		14.39%		25.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,312	$2,631	$3,212		$934		$2,221
Ratio of Expenses to Average Net Assets	1.39%	1.39%	1.40%		1.40%		1.40%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.40	%(b)	1.40	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.34)%	(0.10)%	0.34%		0.28%		0.03%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(c)	60.8	%(d)	35.3	%(e)

	2007	2006	2005
MIDCAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.73	$13.68	$12.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)	(0.04)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.49	1.80	1.67

Total From Investment Operations	2.42	1.76	1.69
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)

Total Dividends and Distributions	(1.42)	(0.71)	(0.89)

Net Asset Value, End of Period	$15.73	$14.73	$13.68

Total Return	17.66%	13.30%	13.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,323	$467	$278
Ratio of Expenses to Average Net Assets	1.52%	1.52%	1.53%
Ratio of Net Investment Income to Average Net Assets	(0.49)%	(0.26)%	0.17%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$14.90	$13.78	$12.92		$11.36		$9.07
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02	0.06	0.11		0.01		—
Net Realized and Unrealized Gain (Loss) on Investments	2.52	1.81	1.65		1.68		2.36

Total From Investment Operations	2.54	1.87	1.76		1.69		2.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.03)		(0.08)		(0.03)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.04)

Total Dividends and Distributions	(1.46)	(0.75)	(0.90)		(0.13)		(0.07)

Net Asset Value, End of Period	$15.98	$14.90	$13.78		$12.92		$11.36

Total Return	18.39%	14.06%	14.13%		14.95%		26.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,379	$20,033	$23,927		$5,514		$5,764
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.91%		0.91%		0.91%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.91	%(b)	0.91	%(b)
Ratio of Net Investment Income to Average Net Assets	0.15%	0.42%	0.84%		0.85%		0.50%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(c)	60.8	%(d)	35.3	%(e)

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$15.02	$13.90	$13.04		$11.34		$9.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	0.03	0.10		0.01		—
Net Realized and Unrealized Gain (Loss) on Investments	2.56	1.82	1.66		1.81		2.34

Total From Investment Operations	2.56	1.85	1.76		1.82		2.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.02)	(0.03)		(0.07)		(0.02)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.03)

Total Dividends and Distributions	(1.45)	(0.73)	(0.90)		(0.12)		(0.05)

Net Asset Value, End of Period	$16.13	$15.02	$13.90		$13.04		$11.34

Total Return	18.29%	13.80%	13.98%		16.07	%(f)	26.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,618	$5,352	$2,992		$1,176		$2,096
Ratio of Expenses to Average Net Assets	1.02%	1.02%	1.03%		1.03%		1.03%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.03	%(b)	1.03	%(b)
Ratio of Net Investment Income to Average Net Assets	0.03%	0.23%	0.78%		1.13%		0.41%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(c)	60.8	%(d)	35.3	%(e)

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(d)	Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.

(e)	Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.

(f)	During fiscal year 2004, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$6.79	$6.38	$5.52	$5.38		$4.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.05)	(0.05)	(0.04)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.22	0.46	0.91	0.18		1.27

Total From Investment Operations	2.17	0.41	0.86	0.14		1.23

Net Asset Value, End of Period	$8.96	$6.79	$6.38	$5.52		$5.38

Total Return	31.96%	6.43%	15.58%	2.60%		29.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,582	$1,821	$555	$46		$21
Ratio of Expenses to Average Net Assets	1.22%	1.22%	1.22%	1.22%		1.16%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.22	%(b)	1.22	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.61)%	(0.72)%	(0.87)%	(0.74)%		(0.71)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$6.71	$6.32	$5.48	$5.35		$4.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.06)	(0.06)	(0.06)	(0.05)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.19	0.45	0.90	0.18		1.26

Total From Investment Operations	2.13	0.39	0.84	0.13		1.21

Net Asset Value, End of Period	$8.84	$6.71	$6.32	$5.48		$5.35

Total Return	31.74%	6.17%	15.33%	2.43%		29.23%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$731	$1,992	$843	$689		$592
Ratio of Expenses to Average Net Assets	1.40%	1.40%	1.40%	1.40%		1.40%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.40	%(b)	1.40	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.81)%	(0.90)%	(1.03)%	(0.88)%		(0.95)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

	2007	2006	2005
MIDCAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$6.56	$6.18	$5.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)	(0.07)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.15	0.45	0.88

Total From Investment Operations	2.08	0.38	0.81

Net Asset Value, End of Period	$8.64	$6.56	$6.18

Total Return	31.71%	6.15%	15.08%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$272	$120	$11
Ratio of Expenses to Average Net Assets	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	(0.95)%	(1.05)%	(1.15)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$6.91	$6.47	$5.59	$5.43		$4.18
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.03)	(0.03)	(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.27	0.47	0.91	0.18		1.27

Total From Investment Operations	2.24	0.44	0.88	0.16		1.25

Net Asset Value, End of Period	$9.15	$6.91	$6.47	$5.59		$5.43

Total Return	32.42%	6.80%	15.74%	2.95%		29.90%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,651	$1,410	$166	$80		$19
Ratio of Expenses to Average Net Assets	0.91%	0.91%	0.91%	0.91%		0.91%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	0.91	%(b)	0.91	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.34)%	(0.42)%	(0.54)%	(0.42)%		(0.44)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$6.85	$6.43	$5.56	$5.41		$4.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.04)	(0.04)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.25	0.46	0.91	0.18		1.27

Total From Investment Operations	2.22	0.42	0.87	0.15		1.24

Net Asset Value, End of Period	$9.07	$6.85	$6.43	$5.56		$5.41

Total Return	32.41%	6.53%	15.65%	2.77%		29.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$428	$347	$28	$24		$43
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%	1.02%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.03	%(b)	1.03	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.44)%	(0.55)%	(0.69)%	(0.50)%		(0.54)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.71	$13.64	$12.04	$11.08	$8.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.10	0.09	0.05	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.19	1.59	1.89	1.06	2.49

Total From Investment Operations	2.31	1.69	1.98	1.11	2.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.07)	(0.05)	(0.03)	(0.02)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.57)	(0.62)	(0.38)	(0.15)	(0.02)

Net Asset Value, End of Period	$16.45	$14.71	$13.64	$12.04	$11.08

Total Return	16.17%	12.68%	16.65%	10.09%	29.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44,430	$31,387	$16,978	$6,197	$2,145
Ratio of Expenses to Average Net Assets	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	0.80%	0.72%	0.61%	0.41%	0.47%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$14.66	$13.59	$12.02	$11.07	$8.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.10	0.08	0.06	0.03	0.03
Net Realized and Unrealized Gain (Loss) on Investments	2.17	1.58	1.88	1.05	2.48

Total From Investment Operations	2.27	1.66	1.94	1.08	2.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.04)	(0.04)	(0.01)	(0.01)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.54)	(0.59)	(0.37)	(0.13)	(0.01)

Net Asset Value, End of Period	$16.39	$14.66	$13.59	$12.02	$11.07

Total Return	15.93%	12.53%	16.40%	9.82%	29.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,702	$24,315	$17,216	$9,549	$3,069
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets	0.65%	0.55%	0.42%	0.23%	0.28%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005
MIDCAP S&P 400 INDEX FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.47	$13.44	$11.90
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.06	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.16	1.54	1.89

Total From Investment Operations	2.23	1.60	1.91
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.02)	(0.04)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)

Total Dividends and Distributions	(0.52)	(0.57)	(0.37)

Net Asset Value, End of Period	$16.18	$14.47	$13.44

Total Return	15.86%	12.23%	16.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,940	$2,468	$326
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	0.43%	0.40%	0.15%
Portfolio Turnover Rate	36.1%	31.7%	52.1%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Preferred shares
Net Asset Value, Beginning of Period	$14.79	$13.72	$12.07	$11.11	$8.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.15	0.13	0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.21	1.58	1.90	1.06	2.49

Total From Investment Operations	2.38	1.73	2.03	1.15	2.56
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.11)	(0.05)	(0.07)	(0.05)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.62)	(0.66)	(0.38)	(0.19)	(0.05)

Net Asset Value, End of Period	$16.55	$14.79	$13.72	$12.07	$11.11

Total Return	16.59%	12.96%	17.06%	10.39%	29.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$68,439	$49,931	$31,845	$21,076	$15,280
Ratio of Expenses to Average Net Assets	0.41%	0.41%	0.41%	0.41%	0.41%
Ratio of Net Investment Income to Average Net Assets	1.11%	1.04%	0.93%	0.74%	0.77%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Select shares
Net Asset Value, Beginning of Period	$14.74	$13.67	$12.05	$11.09	$8.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.15	0.13	0.11	0.07	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.20	1.58	1.89	1.06	2.48

Total From Investment Operations	2.35	1.71	2.00	1.13	2.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.09)	(0.05)	(0.05)	(0.04)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.60)	(0.64)	(0.38)	(0.17)	(0.04)

Net Asset Value, End of Period	$16.49	$14.74	$13.67	$12.05	$11.09

Total Return	16.44%	12.87%	16.82%	10.29%	29.70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,038	$10,981	$5,575	$2,565	$1,607
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	0.98%	0.90%	0.81%	0.61%	0.67%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

(a)	Calculated based on average shares outstanding during the period.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.31	$14.39	$12.92	$11.77		$9.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08	0.11	0.07	0.05		0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.22	1.96	2.25	1.16		2.03

Total From Investment Operations	1.30	2.07	2.32	1.21		2.09
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.07)	(0.03)	(0.06)		(0.05)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.92)	(2.15)	(0.85)	(0.06)		(0.05)

Net Asset Value, End of Period	$14.69	$14.31	$14.39	$12.92		$11.77

Total Return	9.37%	16.08%	18.65%	10.35%		21.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,365	$786	$315	$1,587		$1,024
Ratio of Expenses to Average Net Assets	1.22%	1.22%	1.22%	1.16%		1.20%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.23	%(b)	1.22	%(b)
Ratio of Net Investment Income to Average Net Assets	0.53%	0.80%	0.51%	0.43%		0.58%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$14.34	$14.40	$12.96	$11.80		$9.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.08	0.05	0.03		0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.22	1.99	2.23	1.17		2.07

Total From Investment Operations	1.27	2.07	2.28	1.20		2.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.05)	(0.02)	(0.04)		(0.04)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.89)	(2.13)	(0.84)	(0.04)		(0.04)

Net Asset Value, End of Period	$14.72	$14.34	$14.40	$12.96		$11.80

Total Return	9.12%	15.99%	18.32%	10.20%		21.86%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,602	$1,112	$438	$155		$89
Ratio of Expenses to Average Net Assets	1.40%	1.40%	1.40%	1.34%		1.36%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.41	%(b)	1.40	%(b)
Ratio of Net Investment Income to Average Net Assets	0.36%	0.59%	0.33%	0.24%		0.45%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

	2007	2006	2005
MIDCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.28	$14.34	$12.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.03	0.07	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.22	1.98	2.18

Total From Investment Operations	1.25	2.05	2.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.03)	(0.02)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)

Total Dividends and Distributions	(0.87)	(2.11)	(0.84)

Net Asset Value, End of Period	$14.66	$14.28	$14.34

Total Return	9.03%	15.93%	17.84%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$277	$93	$49
Ratio of Expenses to Average Net Assets	1.53%	1.53%	1.53%
Ratio of Net Investment Income to Average Net Assets	0.22%	0.50%	0.26%
Portfolio Turnover Rate	99.9%	102.8%	167.8%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$14.31	$14.38	$12.89	$11.74		$9.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.15	0.12	0.09		0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.22	1.97	2.22	1.16		1.94

Total From Investment Operations	1.34	2.12	2.34	1.25		2.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)	(0.11)	(0.03)	(0.10)		(0.08)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.96)	(2.19)	(0.85)	(0.10)		(0.08)

Net Asset Value, End of Period	$14.69	$14.31	$14.38	$12.89		$11.74

Total Return	9.71%	16.51%	18.89%	10.72%		21.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,367	$1,430	$995	$206		$95
Ratio of Expenses to Average Net Assets	0.91%	0.91%	0.91%	0.86%		0.88%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	0.92	%(b)	0.91	%(b)
Ratio of Net Investment Income to Average Net Assets	0.84%	1.13%	0.86%	0.72%		0.94%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

	2007	2006	2005	2004		2003
MIDCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$14.21	$14.30	$12.83	$11.69		$9.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.12	0.10	0.08		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.20	1.97	2.22	1.15		1.90

Total From Investment Operations	1.31	2.09	2.32	1.23		2.00
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.10)	(0.03)	(0.09)		(0.07)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)	—		—

Total Dividends and Distributions	(0.95)	(2.18)	(0.85)	(0.09)		(0.07)

Net Asset Value, End of Period	$14.57	$14.21	$14.30	$12.83		$11.69

Total Return	9.50%	16.33%	18.80%	10.54%		20.68%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,358	$1,357	$176	$45		$37
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%	0.96%		0.99%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.04	%(b)	1.03	%(b)
Ratio of Net Investment Income to Average Net Assets	0.74%	0.88%	0.72%	0.63%		0.85%
Portfolio Turnover Rate	99.9%	102.8%	167.8%	225.4%		186.5%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	—	—

Total From Investment Operations	0.04	0.04	0.02	—	—
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	—	—

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	—	—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.54%	3.96%	1.99%	0.28%	0.32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,245	$15,280	$8,665	$7,413	$4,581
Ratio of Expenses to Average Net Assets	0.96%	0.97%	0.97%	0.97%	0.97%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	0.97	%(b)
Ratio of Net Investment Income to Average Net Assets	4.39%	3.96%	1.98%	0.31%	0.29%

	2007	2006	2005	2004		2003
MONEY MARKET FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00		$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	—		—

Total From Investment Operations	0.04	0.04	0.02	—		—
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	—		—

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	—		—

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return	4.32%	3.77%	1.81%	0.13%		0.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,987	$9,517	$9,180	$6,394		$5,494
Ratio of Expenses to Average Net Assets	1.14%	1.15%	1.15%	1.12%		1.13%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.15	%(b)	1.15	%(b)
Ratio of Net Investment Income to Average Net Assets	4.21%	3.66%	1.77%	0.15%		0.12%

	2007	2006	2005
MONEY MARKET FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02

Total From Investment Operations	0.04	0.04	0.02
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)

Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return	4.20%	3.64%	1.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,568	$1,578	$8,627
Ratio of Expenses to Average Net Assets	1.27%	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	4.07%	3.30%	2.43%

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Preferred shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.04	0.02	0.01	0.01

Total From Investment Operations	0.05	0.04	0.02	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.83%	4.28%	2.30%	0.59%	0.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$86,072	$41,532	$30,291	$14,599	$8,431
Ratio of Expenses to Average Net Assets	0.65%	0.66%	0.66%	0.66%	0.66%
Ratio of Net Investment Income to Average Net Assets	4.70%	4.25%	2.30%	0.61%	0.55%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Select shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.04	0.02	0.01	0.01

Total From Investment Operations	0.05	0.04	0.02	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.02)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.72%	4.16%	2.17%	0.46%	0.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$13,941	$6,614	$3,495	$1,484	$10
Ratio of Expenses to Average Net Assets	0.77%	0.78%	0.78%	0.78%	0.63%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	0.78	%(b)
Ratio of Net Investment Income to Average Net Assets	4.59%	4.23%	2.28%	0.49%	0.37%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without the Manager’s voluntary expense limit.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$12.12	$10.21	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.05	0.04	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.83	1.88	0.17

Total From Investment Operations	1.88	1.92	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.01)	—
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.39)	(0.01)	—

Net Asset Value, End of Period	$13.61	$12.12	$10.21

Total Return	15.92%	18.78%	2.10	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,504	$1,485	$10
Ratio of Expenses to Average Net Assets	1.52%	1.52%	1.52	%(d)
Ratio of Net Investment Income to Average Net Assets	0.39%	0.36%	0.53	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$12.13	$10.23	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.02	0.02	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.85	1.88	0.21

Total From Investment Operations	1.87	1.90	0.23
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.38)	—	—

Net Asset Value, End of Period	$13.62	$12.13	$10.23

Total Return	15.81%	18.57%	2.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,737	$1,498	$40
Ratio of Expenses to Average Net Assets	1.70%	1.70%	1.70	%(d)
Ratio of Net Investment Income to Average Net Assets	0.17%	0.20%	0.24	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$12.07	$10.19	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—	0.01	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.84	1.87	0.18

Total From Investment Operations	1.84	1.88	0.19
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.38)	—	—

Net Asset Value, End of Period	$13.53	$12.07	$10.19

Total Return	15.64%	18.45%	1.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$858	$317	$22
Ratio of Expenses to Average Net Assets	1.83%	1.83%	1.83	%(d)
Ratio of Net Investment Income to Average Net Assets	0.00%	0.10%	0.16	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Preferred shares
Net Asset Value, Beginning of Period	$12.13	$10.23	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06	0.10	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.86	1.84	0.17

Total From Investment Operations	1.92	1.94	0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	—
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.43)	(0.04)	—

Net Asset Value, End of Period	$13.62	$12.13	$10.23

Total Return	16.27%	19.02%	2.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29	$250	$10
Ratio of Expenses to Average Net Assets	1.21%	1.21%	1.21	%(d)
Ratio of Net Investment Income to Average Net Assets	0.47%	0.85%	0.85	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

	2007	2006	2005(a)
PARTNERS GLOBAL EQUITY FUND
Select shares
Net Asset Value, Beginning of Period	$12.13	$10.22	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.05	—
Net Realized and Unrealized Gain (Loss) on Investments	1.84	1.89	0.22

Total From Investment Operations	1.91	1.94	0.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.03)	—
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.41)	(0.03)	—

Net Asset Value, End of Period	$13.63	$12.13	$10.22

Total Return	16.22%	18.99%	2.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,425	$1,585	$834
Ratio of Expenses to Average Net Assets	1.33%	1.33%	1.33	%(d)
Ratio of Net Investment Income to Average Net Assets	0.57%	0.48%	0.07	%(d)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(d)

(a) Period from March 1, 2005, date operations commenced, through October 31, 2005.

(b) Calculated based on average shares outstanding during the period.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$15.34	$12.65	$10.87	$10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.11	0.11	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	4.06	3.02	1.80	0.56

Total From Investment Operations	4.20	3.13	1.91	0.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.03)	(0.04)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(1.00)	(0.44)	(0.13)	—

Net Asset Value, End of Period	$18.54	$15.34	$12.65	$10.87

Total Return	28.88%	25.45%	17.66%	5.13	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,869	$16,367	$7,195	$89
Ratio of Expenses to Average Net Assets	1.65%	1.66%	1.67%	1.65	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.67	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.82%	0.77%	0.92%	(0.74	)%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$15.31	$12.62	$10.86	$10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10	0.08	0.08	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	4.07	3.02	1.81	0.57

Total From Investment Operations	4.17	3.10	1.89	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	—	(0.04)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(0.97)	(0.41)	(0.13)	—

Net Asset Value, End of Period	$18.51	$15.31	$12.62	$10.86

Total Return	28.69%	25.28%	17.47%	5.03	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,566	$15,001	$7,835	$1,715
Ratio of Expenses to Average Net Assets	1.83%	1.84%	1.85%	1.83	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.85	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.62%	0.55%	0.63%	(1.21	)%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

	2007	2006	2005
PARTNERS INTERNATIONAL FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$15.34	$12.66	$10.96
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.06	0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.09	3.03	1.82

Total From Investment Operations	4.16	3.09	1.83
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	—	(0.04)
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)

Total Dividends and Distributions	(0.95)	(0.41)	(0.13)

Net Asset Value, End of Period	$18.55	$15.34	$12.66

Total Return	28.53%	25.09%	16.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,613	$2,041	$339
Ratio of Expenses to Average Net Assets	1.96%	1.97%	1.98%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.45%	0.11%
Portfolio Turnover Rate	91.1%	66.1%	60.1%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Preferred shares
Net Asset Value, Beginning of Period	$15.40	$12.69	$10.88	$10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18	0.15	0.13	0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.08	3.04	1.81	0.53

Total From Investment Operations	4.26	3.19	1.94	0.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.07)	(0.04)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(1.04)	(0.48)	(0.13)	—

Net Asset Value, End of Period	$18.62	$15.40	$12.69	$10.88

Total Return	29.30%	25.92%	17.95%	5.22	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$36,555	$24,331	$13,279	$12
Ratio of Expenses to Average Net Assets	1.34%	1.35%	1.36%	1.34	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.36	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	1.12%	1.06%	1.07%	0.21	%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Select shares
Net Asset Value, Beginning of Period	$15.39	$12.68	$10.88	$10.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.17	0.12	0.13	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	4.08	3.05	1.80	0.55

Total From Investment Operations	4.25	3.17	1.93	0.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.05)	(0.04)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(1.03)	(0.46)	(0.13)	—

Net Asset Value, End of Period	$18.61	$15.39	$12.68	$10.88

Total Return	29.15%	25.79%	17.84%	5.22	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,374	$8,930	$4,807	$191
Ratio of Expenses to Average Net Assets	1.46%	1.47%	1.48%	1.47	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.48	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	1.06%	0.86%	1.04%	(0.15	)%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

(a) Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b) Calculated based on average shares outstanding during the period.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

(e) Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.32	$10.27	$10.10		$9.36		$8.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.06	0.07		0.03		0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.59	1.46	0.76		0.74		1.17

Total From Investment Operations	1.64	1.52	0.83		0.77		1.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.03)	(0.09)		(0.03)		—
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.62)	(0.47)	(0.66)		(0.03)		—

Net Asset Value, End of Period	$12.34	$11.32	$10.27		$10.10		$9.36

Total Return	15.12%	15.24%	8.39%		8.27%		14.99%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,848	$34,442	$25,026		$23,026		$12,025
Ratio of Expenses to Average Net Assets	1.31%	1.31%	1.32%		1.30%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.32	%(b)	1.32	%(b)
Ratio of Net Investment Income to Average Net Assets	0.43%	0.52%	0.66%		0.27%		0.57%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$11.25	$10.22	$10.06		$9.33		$8.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.03	0.04	0.04		0.01		0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.59	1.44	0.78		0.74		1.17

Total From Investment Operations	1.62	1.48	0.82		0.75		1.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.01)	(0.09)		(0.02)		—
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.60)	(0.45)	(0.66)		(0.02)		—

Net Asset Value, End of Period	$12.27	$11.25	$10.22		$10.06		$9.33

Total Return	15.01%	14.91%	8.30%		7.99%		14.90%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30,709	$31,309	$29,275		$22,390		$11,290
Ratio of Expenses to Average Net Assets	1.49%	1.49%	1.50%		1.47%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.50	%(b)	1.50	%(b)
Ratio of Net Investment Income to Average Net Assets	0.24%	0.36%	0.42%		0.09%		0.42%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%

	2007	2006	2005
PARTNERS LARGECAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.34	$10.30	$10.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.47	0.83

Total From Investment Operations	1.62	1.48	0.81
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	—	(0.09)
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)

Total Dividends and Distributions	(0.59)	(0.44)	(0.66)

Net Asset Value, End of Period	$12.37	$11.34	$10.30

Total Return	14.81%	14.74%	8.11%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,426	$2,343	$257
Ratio of Expenses to Average Net Assets	1.62%	1.62%	1.63%
Ratio of Net Investment Income to Average Net Assets	0.08%	0.12%	(0.17)%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$11.37	$10.32	$10.11		$9.38		$8.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08	0.09	0.10		0.06		0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.46	0.77		0.73		1.17
Total From Investment Operations	1.69	1.55	0.87		0.79		1.25

Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.06)	(0.09)		(0.06)		(0.02)
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.66)	(0.50)	(0.66)		(0.06)		(0.02)

Net Asset Value, End of Period	$12.40	$11.37	$10.32		$10.11		$9.38

Total Return	15.52%	15.52%	8.82%		8.47%		15.42%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$55,239	$45,989	$42,290		$34,283		$21,346
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.01%		0.98%		1.00%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.01	%(b)	1.01	%(b)
Ratio of Net Investment Income to Average Net Assets	0.71%	0.86%	0.94%		0.59%		0.89%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$11.39	$10.33	$10.14		$9.40		$8.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.08	0.08		0.04		0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.61	1.47	0.77		0.75		1.19

Total From Investment Operations	1.68	1.55	0.85		0.79		1.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.05)	(0.09)		(0.05)		(0.01)
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.65)	(0.49)	(0.66)		(0.05)		(0.01)

Net Asset Value, End of Period	$12.42	$11.39	$10.33		$10.14		$9.40

Total Return	15.34%	15.46%	8.58%		8.43%		15.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,260	$10,614	$8,554		$5,776		$2,132
Ratio of Expenses to Average Net Assets	1.12%	1.12%	1.13%		1.11%		1.12%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.13	%(b)	1.13	%(b)
Ratio of Net Investment Income to Average Net Assets	0.57%	0.73%	0.74%		0.44%		0.78%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(c)	93.9%		41.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.49	$8.38	$7.76		$7.16		$6.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08	0.06	0.08		0.04		0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.04	1.12	0.64		0.60		1.09

Total From Investment Operations	1.12	1.18	0.72		0.64		1.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.04)	(0.06)		(0.04)		(0.03)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	(0.01)	(0.07)	(0.10)		(0.04)		(0.03)

Net Asset Value, End of Period	$10.60	$9.49	$8.38		$7.76		$7.16

Total Return	11.85%	14.13%	9.24%		8.89%		18.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,964	$3,784	$1,095		$1,325		$1,887
Ratio of Expenses to Average Net Assets	1.01%	1.02%	1.02%		1.01%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.02	%(b)	1.02	%(b)
Ratio of Net Investment Income to Average Net Assets	0.79%	0.72%	0.99%		0.53%		0.62%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$9.45	$8.34	$7.74		$7.15		$6.05
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.06	0.05	0.06		0.03		0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.04	1.11	0.64		0.58		1.09

Total From Investment Operations	1.10	1.16	0.70		0.61		1.12
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.02)	(0.06)		(0.02)		(0.02)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	—	(0.05)	(0.10)		(0.02)		(0.02)

Net Asset Value, End of Period	$10.55	$9.45	$8.34		$7.74		$7.15

Total Return	11.64%	14.00%	8.99%		8.58%		18.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,227	$4,353	$3,573		$2,272		$2,169
Ratio of Expenses to Average Net Assets	1.19%	1.20%	1.20%		1.19%		1.20%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.20	%(b)	1.20	%(b)
Ratio of Net Investment Income to Average Net Assets	0.62%	0.57%	0.70%		0.34%		0.41%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

	2007	2006	2005
PARTNERS LARGECAP BLEND FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.41	$8.31	$7.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.03	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.05	1.11	0.63

Total From Investment Operations	1.09	1.14	0.69
Less Dividends and Distributions:
Dividends from Net Investment Income	—	(0.01)	(0.06)
Distributions from Realized Gains	—	(0.03)	(0.04)

Total Dividends and Distributions	—	(0.04)	(0.10)

Net Asset Value, End of Period	$10.50	$9.41	$8.31

Total Return	11.58%	13.78%	8.87%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,019	$671	$11
Ratio of Expenses to Average Net Assets	1.32%	1.33%	1.33%
Ratio of Net Investment Income to Average Net Assets	0.44%	0.38%	0.70%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Preferred shares
Net Asset Value, Beginning of Period	$9.54	$8.42	$7.78		$7.18		$6.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.10	0.11		0.06		0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.05	1.11	0.63		0.60		1.09

Total From Investment Operations	1.16	1.21	0.74		0.66		1.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.06)	(0.06)		(0.06)		(0.05)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	(0.04)	(0.09)	(0.10)		(0.06)		(0.05)

Net Asset Value, End of Period	$10.66	$9.54	$8.42		$7.78		$7.18

Total Return	12.24%	14.54%	9.50%		9.21%		19.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,587	$3,869	$3,470		$2,518		$2,930
Ratio of Expenses to Average Net Assets	0.70%	0.71%	0.71%		0.70%		0.70%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.71	%(b)	0.71	%(b)
Ratio of Net Investment Income to Average Net Assets	1.07%	1.08%	1.28%		0.84%		0.92%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Select shares
Net Asset Value, Beginning of Period	$9.50	$8.39	$7.76		$7.17		$6.07
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	0.08	0.08		0.05		0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.06	1.11	0.65		0.59		1.09

Total From Investment Operations	1.15	1.19	0.73		0.64		1.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.05)	(0.06)		(0.05)		(0.04)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	(0.03)	(0.08)	(0.10)		(0.05)		(0.04)

Net Asset Value, End of Period	$10.62	$9.50	$8.39		$7.76		$7.17

Total Return	12.16%	14.33%	9.39%		8.94%		18.94%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,241	$2,436	$1,834		$348		$897
Ratio of Expenses to Average Net Assets	0.82%	0.83%	0.83%		0.82%		0.82%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.83	%(b)	0.83	%(b)
Ratio of Net Investment Income to Average Net Assets	0.93%	0.94%	0.94%		0.71%		0.82%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $268,000 from portfolio realignment

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$8.24	$8.03	$7.25		$6.99		$6.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.02)	—	—		(0.02)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	0.52	0.82		0.28		0.89

Total From Investment Operations	1.56	0.52	0.82		0.26		0.88
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.37)	(0.31)	(0.04)		—		—

Net Asset Value, End of Period	$9.43	$8.24	$8.03		$7.25		$6.99

Total Return	19.62%	6.42%	11.29%		3.72%		14.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,373	$28,652	$32,154		$31,356		$21,390
Ratio of Expenses to Average Net Assets	1.30%	1.31%	1.31%		1.25%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.32	%(b)	1.32	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.26)%	(0.03)%	(0.05)%		(0.35)%		(0.21)%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$8.02	$7.84	$7.09		$6.85		$5.99
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.04)	(0.01)	(0.02)		(0.04)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.54	0.50	0.81		0.28		0.88

Total From Investment Operations	1.50	0.49	0.79		0.24		0.86
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.37)	(0.31)	(0.04)		—		—

Net Asset Value, End of Period	$9.15	$8.02	$7.84		$7.09		$6.85

Total Return	19.41%	6.18%	11.10%		3.50%		14.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,098	$18,690	$22,933		$20,800		$16,776
Ratio of Expenses to Average Net Assets	1.48%	1.49%	1.49%		1.43%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.50	%(b)	1.50	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.45)%	(0.18)%	(0.27)%		(0.52)%		(0.38)%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%

	2007	2006	2005
PARTNERS LARGECAP GROWTH FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$8.22	$8.04	$7.29
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.04)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	0.53	0.86

Total From Investment Operations	1.53	0.49	0.79
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)
Distributions from Realized Gains	(0.37)	(0.31)	—

Total Dividends and Distributions	(0.37)	(0.31)	(0.04)

Net Asset Value, End of Period	$9.38	$8.22	$8.04

Total Return	19.29%	6.02%	10.78%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,480	$834	$250
Ratio of Expenses to Average Net Assets	1.61%	1.62%	1.62%
Ratio of Net Investment Income to Average Net Assets	(0.62)%	(0.49)%	(0.92)%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Preferred shares
Net Asset Value, Beginning of Period	$8.28	$8.05	$7.25		$6.96		$6.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	0.02	0.02		—		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.61	0.52	0.82		0.29		0.89

Total From Investment Operations	1.61	0.54	0.84		0.29		0.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	—	(0.04)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.39)	(0.31)	(0.04)		—		—

Net Asset Value, End of Period	$9.50	$8.28	$8.05		$7.25		$6.96

Total Return	20.14%	6.66%	11.59%		4.18%		14.85%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$34,416	$28,122	$29,758		$26,763		$23,056
Ratio of Expenses to Average Net Assets	0.99%	1.00%	1.00%		0.94%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.01	%(b)	1.01	%(b)
Ratio of Net Investment Income to Average Net Assets	0.02%	0.25%	0.23%		(0.03)%		0.13%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Select shares
Net Asset Value, Beginning of Period	$8.19	$7.98	$7.19		$6.92		$6.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)	0.03	0.01		(0.01)		—
Net Realized and Unrealized Gain (Loss) on Investments	1.59	0.49	0.82		0.28		0.88

Total From Investment Operations	1.58	0.52	0.83		0.27		0.88
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	(0.04)		—		—
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.38)	(0.31)	(0.04)		—		—

Net Asset Value, End of Period	$9.39	$8.19	$7.98		$7.19		$6.92

Total Return	19.97%	6.46%	11.54%		3.90%		14.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,315	$3,732	$3,441		$4,064		$1,825
Ratio of Expenses to Average Net Assets	1.11%	1.12%	1.12%		1.07%		1.13%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.13	%(b)	1.13	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.11)%	0.41%	0.16%		(0.17)%		0.01%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(c)	157.8%		130.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$8.69		$7.94	$7.58	$7.18	$6.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)		(0.04)	(0.02)	(0.05)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.72		0.88	0.53	0.45	1.10

Total From Investment Operations	1.69		0.84	0.51	0.40	1.06
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)	—	—

Net Asset Value, End of Period	$9.65		$8.69	$7.94	$7.58	$7.18

Total Return	20.96%		10.64%	6.76%	5.57%	17.32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,884		$8,440	$8,540	$6,532	$4,761
Ratio of Expenses to Average Net Assets	1.56%		1.56%	1.57%	1.57%	1.57%
Ratio of Net Investment Income to Average Net Assets	(0.39)%		(0.47)%	(0.27)%	(0.66)%	(0.60)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$8.61		$7.87	$7.54	$7.14	$6.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)		(0.05)	(0.04)	(0.06)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.69		0.88	0.52	0.46	1.09

Total From Investment Operations	1.64		0.83	0.48	0.40	1.04
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)	—	—

Net Asset Value, End of Period	$9.52		$8.61	$7.87	$7.54	$7.14

Total Return	20.55%		10.60%	6.38%	5.60%	17.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,150		$12,511	$13,504	$7,582	$1,835
Ratio of Expenses to Average Net Assets	1.74%		1.74%	1.75%	1.75%	1.75%
Ratio of Net Investment Income to Average Net Assets	(0.56)%		(0.65)%	(0.46)%	(0.85)%	(0.74)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

	2007		2006	2005
PARTNERS LARGECAP GROWTH FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$8.86		$8.11	$7.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)		(0.06)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.75		0.90	0.57

Total From Investment Operations	1.68		0.84	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)

Net Asset Value, End of Period	$9.81		$8.86	$8.11

Total Return	20.42%		10.41%	6.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,727		$420	$164
Ratio of Expenses to Average Net Assets	1.87%		1.87%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.73)%		(0.77)%	(0.84)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Preferred shares
Net Asset Value, Beginning of Period	$8.85		$8.05	$7.67	$7.25	$6.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)		(0.01)	—	(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.75		0.90	0.54	0.45	1.11

Total From Investment Operations	1.74		0.89	0.54	0.42	1.10
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.03)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.16)	—	—

Net Asset Value, End of Period	$9.86		$8.85	$8.05	$7.67	$7.25

Total Return	21.17%		11.12%	6.97%	5.79%	17.89%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,856		$17,520	$20,415	$15,288	$974
Ratio of Expenses to Average Net Assets	1.25%		1.25%	1.26%	1.26%	1.26%
Ratio of Net Investment Income to Average Net Assets	(0.08)%		(0.18)%	0.05%	(0.39)%	(0.23)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Select shares
Net Asset Value, Beginning of Period	$8.80		$8.02	$7.64	$7.22	$6.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.02)		(0.02)	(0.02)	(0.04)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.74		0.89	0.55	0.46	1.10

Total From Investment Operations	1.72		0.87	0.53	0.42	1.08
Less Dividends and Distributions:
Dividends from Net Investment Income	—		—	(0.02)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.73)		(0.09)	(0.15)	—	—

Net Asset Value, End of Period	$9.79		$8.80	$8.02	$7.64	$7.22

Total Return	21.06%		10.91%	6.99%	5.82%	17.59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,117		$18,798	$15,970	$1,940	$723
Ratio of Expenses to Average Net Assets	1.37%		1.37%	1.38%	1.38%	1.38%
Ratio of Net Investment Income to Average Net Assets	(0.20)%		(0.28)%	(0.24)%	(0.48)%	(0.35)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Portfolio turn over rate excluds relignment from the acquisition of Partners LargeCap Growth Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$15.84	$13.73	$12.92		$11.64		$9.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.17	0.13		0.11		0.13
Net Realized and Unrealized Gain (Loss) on Investments	0.98	2.55	0.95		1.27		1.98

Total From Investment Operations	1.18	2.72	1.08		1.38		2.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.10)	(0.17)		(0.10)		(0.04)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.86)	(0.61)	(0.27)		(0.10)		(0.04)

Net Asset Value, End of Period	$16.16	$15.84	$13.73		$12.92		$11.64

Total Return	7.69%	20.49%	8.44%		11.95%		22.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$139,292	$93,399	$58,191		$34,752		$12,058
Ratio of Expenses to Average Net Assets	1.33%	1.34%	1.35%		1.36%		1.34%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.37	%(b)	1.37	%(b)
Ratio of Net Investment Income to Average Net Assets	1.24%	1.15%	0.97%		0.90%		1.21%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$15.38	$13.35	$12.59		$11.35		$9.33
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.14	0.11		0.09		0.11
Net Realized and Unrealized Gain (Loss) on Investments	0.95	2.48	0.92		1.24		1.94

Total From Investment Operations	1.12	2.62	1.03		1.33		2.05
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.08)	(0.17)		(0.09)		(0.03)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.84)	(0.59)	(0.27)		(0.09)		(0.03)

Net Asset Value, End of Period	$15.66	$15.38	$13.35		$12.59		$11.35

Total Return	7.48%	20.27%	8.24%		11.73%		21.99%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$63,577	$61,713	$43,523		$33,241		$12,287
Ratio of Expenses to Average Net Assets	1.51%	1.52%	1.53%		1.54%		1.52%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.55	%(b)	1.55	%(b)
Ratio of Net Investment Income to Average Net Assets	1.07%	0.99%	0.81%		0.72%		1.03%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%

	2007	2006	2005
PARTNERS LARGECAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$15.46	$13.41	$12.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.14	0.11	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.97	2.51	0.93

Total From Investment Operations	1.11	2.62	0.99
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.06)	(0.17)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)

Total Dividends and Distributions	(0.82)	(0.57)	(0.27)

Net Asset Value, End of Period	$15.75	$15.46	$13.41

Total Return	7.36%	20.17%	7.85%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,782	$5,896	$383
Ratio of Expenses to Average Net Assets	1.64%	1.65%	1.66%
Ratio of Net Investment Income to Average Net Assets	0.90%	0.78%	0.43%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$15.58	$13.51	$12.68		$11.43		$9.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.24	0.21	0.17		0.15		0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.98	2.52	0.94		1.24		1.94

Total From Investment Operations	1.22	2.73	1.11		1.39		2.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.15)	(0.18)		(0.14)		(0.07)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.92)	(0.66)	(0.28)		(0.14)		(0.07)

Net Asset Value, End of Period	$15.88	$15.58	$13.51		$12.68		$11.43

Total Return	8.06%	20.91%	8.79%		12.26%		22.52%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$136,082	$116,652	$67,032		$45,729		$25,399
Ratio of Expenses to Average Net Assets	1.02%	1.03%	1.04%		1.04%		1.03%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.06	%(b)	1.06	%(b)
Ratio of Net Investment Income to Average Net Assets	1.54%	1.46%	1.29%		1.23%		1.53%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$15.51	$13.46	$12.64		$11.39		$9.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.22	0.19	0.15		0.12		0.15
Net Realized and Unrealized Gain (Loss) on Investments	0.97	2.50	0.95		1.26		1.92

Total From Investment Operations	1.19	2.69	1.10		1.38		2.07
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.13)	(0.18)		(0.13)		(0.06)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—		—

Total Dividends and Distributions	(0.90)	(0.64)	(0.28)		(0.13)		(0.06)

Net Asset Value, End of Period	$15.80	$15.51	$13.46		$12.64		$11.39

Total Return	7.90%	20.69%	8.73%		12.17%		22.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,964	$42,774	$23,754		$13,694		$992
Ratio of Expenses to Average Net Assets	1.14%	1.15%	1.16%		1.17%		1.15%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.18	%(b)	1.18	%(b)
Ratio of Net Investment Income to Average Net Assets	1.40%	1.34%	1.14%		0.98%		1.42%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(c)	26.4%		16.2%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.66	$11.72	$10.51	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12	0.09	0.05	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.46	2.01	1.20	0.48

Total From Investment Operations	1.58	2.10	1.25	0.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.03)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.33)	(0.16)	(0.04)	—

Net Asset Value, End of Period	$14.91	$13.66	$11.72	$10.51

Total Return	11.79%	18.04%	11.88%	5.10	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,005	$5,338	$376	$10
Ratio of Expenses to Average Net Assets	1.36%	1.37%	1.37%	1.37	%(d)
Ratio of Net Investment Income to Average Net Assets	0.82%	0.70%	0.48%	0.64	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$13.62	$11.69	$10.50	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.09	0.06	0.06	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.45	2.01	1.17	0.48

Total From Investment Operations	1.54	2.07	1.23	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	(0.01)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.30)	(0.14)	(0.04)	—

Net Asset Value, End of Period	$14.86	$13.62	$11.69	$10.50

Total Return	11.54%	17.78%	11.69%	5.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,886	$5,462	$19	$10
Ratio of Expenses to Average Net Assets	1.54%	1.55%	1.55%	1.55	%(d)
Ratio of Net Investment Income to Average Net Assets	0.64%	0.48%	0.56%	0.47	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

	2007	2006	2005
PARTNERS LARGECAP VALUE FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.65	$11.71	$10.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.03	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.46	2.04	1.14

Total From Investment Operations	1.53	2.07	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)
Distributions from Realized Gains	(0.28)	(0.13)	—

Total Dividends and Distributions	(0.28)	(0.13)	(0.03)

Net Asset Value, End of Period	$14.90	$13.65	$11.71

Total Return	11.45%	17.78%	11.23%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,520	$4,691	$390
Ratio of Expenses to Average Net Assets	1.67%	1.68%	1.68%
Ratio of Net Investment Income to Average Net Assets	0.52%	0.24%	0.34%
Portfolio Turnover Rate	35.8%	41.3%	58.9%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Preferred shares
Net Asset Value, Beginning of Period	$13.72	$11.77	$10.52	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.16	0.13	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.47	2.02	1.17	0.48

Total From Investment Operations	1.63	2.15	1.29	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.07)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.37)	(0.20)	(0.04)	—

Net Asset Value, End of Period	$14.98	$13.72	$11.77	$10.52

Total Return	12.15%	18.42%	12.28%	5.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,406	$6,758	$2,594	$11
Ratio of Expenses to Average Net Assets	1.05%	1.06%	1.06%	1.06	%(d)
Ratio of Net Investment Income to Average Net Assets	1.13%	1.03%	1.02%	0.97	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Select shares
Net Asset Value, Beginning of Period	$13.69	$11.74	$10.52	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.11	0.10	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.47	2.02	1.16	0.48

Total From Investment Operations	1.61	2.13	1.26	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.05)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.35)	(0.18)	(0.04)	—

Net Asset Value, End of Period	$14.95	$13.69	$11.74	$10.52

Total Return	12.05%	18.32%	11.99%	5.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,571	$1,271	$12	$11
Ratio of Expenses to Average Net Assets	1.17%	1.18%	1.18%	1.18	%(d)
Ratio of Net Investment Income to Average Net Assets	0.98%	0.84%	0.92%	0.82	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.66	$10.09	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.14	0.12	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.93	1.63	0.03

Total From Investment Operations	1.07	1.75	0.09
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.11)	(0.06)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.28)	(0.18)	—

Net Asset Value, End of Period	$12.45	$11.66	$10.09

Total Return	9.31%	17.49%	0.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,666	$1,913	$554
Ratio of Expenses to Average Net Assets	1.42%	1.42%	1.42	%(d)
Ratio of Net Investment Income to Average Net Assets	1.12%	1.12%	0.69	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$11.63	$10.08	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12	0.09	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.93	1.62	0.02

Total From Investment Operations	1.05	1.71	0.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.04)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.26)	(0.16)	—

Net Asset Value, End of Period	$12.42	$11.63	$10.08

Total Return	9.13%	17.10%	0.80	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$299	$639	$59
Ratio of Expenses to Average Net Assets	1.60%	1.60%	1.60	%(d)
Ratio of Net Investment Income to Average Net Assets	1.03%	0.83%	0.70	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.62	$10.06	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	0.92	1.62	0.01

Total From Investment Operations	1.02	1.70	0.06
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.02)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.24)	(0.14)	—

Net Asset Value, End of Period	$12.40	$11.62	$10.06

Total Return	8.91%	17.08%	0.60	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$155	$142	$11
Ratio of Expenses to Average Net Assets	1.73%	1.73%	1.73	%(d)
Ratio of Net Investment Income to Average Net Assets	0.83%	0.75%	0.55	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Preferred shares
Net Asset Value, Beginning of Period	$11.70	$10.13	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.17	0.16	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.94	1.62	0.01

Total From Investment Operations	1.11	1.78	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.09)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.32)	(0.21)	—

Net Asset Value, End of Period	$12.49	$11.70	$10.13

Total Return	9.61%	17.79%	1.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,624	$2,545	$457
Ratio of Expenses to Average Net Assets	1.11%	1.11%	1.11	%(d)
Ratio of Net Investment Income to Average Net Assets	1.42%	1.44%	1.42	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

	2007	2006	2005(a)
PARTNERS LARGECAP VALUE FUND II
Select shares
Net Asset Value, Beginning of Period	$11.67	$10.11	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.15	0.09	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.96	1.67	0.02

Total From Investment Operations	1.11	1.76	0.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.08)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.30)	(0.20)	—

Net Asset Value, End of Period	$12.48	$11.67	$10.11

Total Return	9.68%	17.58%	1.10	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$150	$12	$10
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.23	%(d)
Ratio of Net Investment Income to Average Net Assets	1.21%	0.90%	1.05	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.72	$8.99	$7.66		$7.45		$5.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)	(0.08)	(0.10)		(0.09)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	3.01	0.88	1.43		0.30		2.24

Total From Investment Operations	2.91	0.80	1.33		0.21		2.15
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.35	$9.72	$8.99		$7.66		$7.45

Total Return	30.65%	8.87%	17.36%		2.82%		40.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$32,810	$29,290	$17,158		$13,413		$4,371
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%		1.47%		1.56%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.57	%(b)	1.57	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.98)%	(0.85)%	(1.19)%		(1.17)%		(1.33)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.47	$8.78	$7.49		$7.30		$5.21
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.12)	(0.09)	(0.11)		(0.10)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	2.94	0.85	1.40		0.29		2.18

Total From Investment Operations	2.82	0.76	1.29		0.19		2.09
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.01	$9.47	$8.78		$7.49		$7.30

Total Return	30.50%	8.63%	17.22%		2.60%		40.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,941	$11,823	$9,866		$6,991		$2,461
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%		1.65%		1.74%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.75	%(b)	1.75	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.16)%	(0.98)%	(1.37)%		(1.35)%		(1.52)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

	2007	2006	2005
PARTNERS MIDCAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.39	$8.72	$7.44
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.13)	(0.11)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	2.90	0.85	1.41

Total From Investment Operations	2.77	0.74	1.28
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—

Total Dividends and Distributions	(0.28)	(0.07)	—

Net Asset Value, End of Period	$11.88	$9.39	$8.72

Total Return	30.22%	8.46%	17.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$871	$528	$156
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(1.30)%	(1.18)%	(1.60)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.79	$9.04	$7.67		$7.43		$5.26
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)	(0.05)	(0.07)		(0.07)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	3.05	0.87	1.44		0.31		2.24

Total From Investment Operations	2.98	0.82	1.37		0.24		2.17
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.49	$9.79	$9.04		$7.67		$7.43

Total Return	31.16%	9.05%	17.86%		3.23%		41.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$20,495	$27,099	$10,711		$8,533		$7,384
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%		1.15%		1.24%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.26	%(b)	1.26	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.67)%	(0.48)%	(0.88)%		(0.86)%		(1.03)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$9.69	$8.95	$7.61		$7.38		$5.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)	(0.08)	(0.09)		(0.08)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	3.02	0.89	1.43		0.31		2.20

Total From Investment Operations	2.93	0.81	1.34		0.23		2.13
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.34	$9.69	$8.95		$7.61		$7.38

Total Return	30.96%	9.03%	17.61%		3.12%		40.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,327	$17,680	$226		$124		$408
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%		1.24%		1.37%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.38	%(b)	1.38	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.80)%	(0.77)%	(1.01)%		(0.99)%		(1.14)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS MIDCAP GROWTH FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$12.62	$11.80	$10.16	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)	(0.07)	(0.10)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.08	1.61	1.74	(0.04)

Total From Investment Operations	2.02	1.54	1.64	(0.08)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—	—

Total Dividends and Distributions	(1.59)	(0.72)	—	—

Net Asset Value, End of Period	$13.05	$12.62	$11.80	$10.16

Total Return	17.50%	13.38%	16.14%	(0.78	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,329	$2,601	$1,206	$735
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.44	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.52)%	(0.59)%	(0.88)%	(0.86	)%(d)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.1	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP GROWTH FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$12.56	$11.77	$10.15	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)	(0.09)	(0.12)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.08	1.60	1.74	(0.04)

Total From Investment Operations	1.99	1.51	1.62	(0.09)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—	—

Total Dividends and Distributions	(1.59)	(0.72)	—	—

Net Asset Value, End of Period	$12.96	$12.56	$11.77	$10.15

Total Return	17.34%	13.15%	15.96%	(0.88	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,685	$1,729	$522	$241
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.72	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.73)%	(0.74)%	(1.05)%	(1.22	)%(d)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.1	%(d)

	2007	2006	2005
PARTNERS MIDCAP GROWTH FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$12.57	$11.80	$10.19
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.11)	(0.11)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	2.09	1.60	1.74

Total From Investment Operations	1.98	1.49	1.61
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—

Total Dividends and Distributions	(1.59)	(0.72)	—

Net Asset Value, End of Period	$12.96	$12.57	$11.80

Total Return	17.22%	12.93%	15.80%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,103	$232	$130
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.91)%	(0.87)%	(1.09)%
Portfolio Turnover Rate	120.6%	133.4%	84.5%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS MIDCAP GROWTH FUND I
Preferred shares
Net Asset Value, Beginning of Period	$12.73	$11.87	$10.17	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)	(0.03)	(0.06)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.61	1.76	(0.04)

Total From Investment Operations	2.09	1.58	1.70	(0.07)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—	—

Total Dividends and Distributions	(1.59)	(0.72)	—	—

Net Asset Value, End of Period	$13.23	$12.73	$11.87	$10.17

Total Return	17.94%	13.65%	16.72%	(0.68	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,921	$1,295	$1,016	$161
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.23	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.26	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.29)%	(0.28)%	(0.56)%	(0.67	)%(d)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.1	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP GROWTH FUND I
Select shares
Net Asset Value, Beginning of Period	$12.67	$11.83	$10.17	$10.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.05)	(0.05)	(0.08)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.61	1.74	(0.03)

Total From Investment Operations	2.08	1.56	1.66	(0.07)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—	—

Total Dividends and Distributions	(1.59)	(0.72)	—	—

Net Asset Value, End of Period	$13.16	$12.67	$11.83	$10.17

Total Return	17.95%	13.52%	16.32%	(0.68	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,603	$1,065	$314	$10
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.35	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.38	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.40)%	(0.40)%	(0.70)%	(0.86	)%(d)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.1	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.72	$10.70	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.10)	(0.10)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.30	1.16	0.78

Total From Investment Operations	1.20	1.06	0.70
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.73	$11.72	$10.70

Total Return	10.64%	9.95%	7.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,328	$9,831	$1,289
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.91)%	(0.88)%	(0.95	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$11.68	$10.69	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)	(0.10)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.30	1.13	0.79

Total From Investment Operations	1.18	1.03	0.69
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.67	$11.68	$10.69

Total Return	10.49%	9.67%	6.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,641	$1,707	$210
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.09)%	(0.89)%	(1.15	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.66	$10.68	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.14)	(0.14)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	1.29	1.16	0.79

Total From Investment Operations	1.15	1.02	0.68
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.62	$11.66	$10.68

Total Return	10.24%	9.59%	6.80	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,131	$1,958	$47
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88	%(d)
Ratio of Net Investment Income to Average Net Assets	(1.22)%	(1.20)%	(1.28	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Preferred shares
Net Asset Value, Beginning of Period	$11.79	$10.73	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.07)	(0.06)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.31	1.16	0.78

Total From Investment Operations	1.24	1.10	0.73
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.84	$11.79	$10.73

Total Return	10.94%	10.29%	7.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,786	$5,270	$1,000
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.60)%	(0.48)%	(0.55	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Select shares
Net Asset Value, Beginning of Period	$11.75	$10.71	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)	(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.30	1.16	0.79

Total From Investment Operations	1.22	1.08	0.71
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.78	$11.75	$10.71

Total Return	10.79%	10.12%	7.10	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,097	$7,179	$808
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.72)%	(0.66)%	(0.88	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$15.79	$14.93	$13.84	$12.03		$9.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.02	(0.05)	(0.05)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.17	2.12	2.02		2.69

Total From Investment Operations	1.26	2.19	2.07	1.97		2.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	—	—	—		—
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.32)	(1.33)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.73	$15.79	$14.93	$13.84		$12.03

Total Return	8.16%	15.37%	15.44%	16.53%		28.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$35,378	$31,636	$19,278	$6,176		$3,305
Ratio of Expenses to Average Net Assets	1.56%	1.57%	1.57%	1.54%		1.55%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(b)	1.57	%(b)
Ratio of Net Investment Income to Average Net Assets	0.25%	0.16%	(0.34)%	(0.37)%		(0.46)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$15.38	$14.60	$13.57	$11.82		$9.24
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01	—	(0.07)	(0.07)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.18	2.11	2.08	1.98		2.65

Total From Investment Operations	1.19	2.11	2.01	1.91		2.58
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.29)	(1.33)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.28	$15.38	$14.60	$13.57		$11.82

Total Return	7.93%	15.16%	15.29%	16.31%		27.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24,123	$23,997	$19,167	$5,874		$2,962
Ratio of Expenses to Average Net Assets	1.74%	1.75%	1.75%	1.72%		1.73%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(b)	1.75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.07%	(0.02)%	(0.52)%	(0.54)%		(0.67)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

	2007	2006	2005
PARTNERS MIDCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$15.81	$14.99	$13.93
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)	(0.03)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.18	2.16

Total From Investment Operations	1.21	2.15	2.04
Less Dividends and Distributions:
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)

Total Dividends and Distributions	(1.29)	(1.33)	(0.98)

Net Asset Value, End of Period	$15.73	$15.81	$14.99

Total Return	7.84%	15.02%	15.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,940	$1,365	$145
Ratio of Expenses to Average Net Assets	1.87%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.07)%	(0.17)%	(0.78)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$15.88	$14.97	$13.83	$11.98		$9.33
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.09	0.07	—	(0.01)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.18	2.12	2.02		2.67

Total From Investment Operations	1.31	2.25	2.12	2.01		2.65
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.01)	—	—		—
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.37)	(1.34)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.82	$15.88	$14.97	$13.83		$11.98

Total Return	8.48%	15.74%	15.83%	16.93%		28.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,701	$23,731	$20,643	$5,440		$3,154
Ratio of Expenses to Average Net Assets	1.25%	1.26%	1.26%	1.23%		1.24%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.26	%(b)	1.26	%(b)
Ratio of Net Investment Income to Average Net Assets	0.55%	0.47%	(0.02)%	(0.05)%		(0.18)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$15.76	$14.88	$13.77	$11.95		$9.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.05	(0.02)	(0.01)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.22	2.16	2.11	1.99		2.67

Total From Investment Operations	1.29	2.21	2.09	1.98		2.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)	—	—	—		—
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.35)	(1.33)	(0.98)	(0.16)		—

Net Asset Value, End of Period	$15.70	$15.76	$14.88	$13.77		$11.95

Total Return	8.40%	15.57%	15.67%	16.72%		28.36%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,354	$16,598	$11,180	$945		$1,565
Ratio of Expenses to Average Net Assets	1.37%	1.38%	1.38%	1.35%		1.36%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.38	%(b)	1.38	%(b)
Ratio of Net Investment Income to Average Net Assets	0.43%	0.34%	(0.15)%	(0.11)%		(0.29)%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.09	$13.24	$11.43	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03	0.01	(0.02)	—
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.96	2.00	0.84

Total From Investment Operations	1.42	1.97	1.98	0.84
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	(0.04)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.69)	(1.12)	(0.17)	—

Net Asset Value, End of Period	$14.82	$14.09	$13.24	$11.43

Total Return	10.32%	15.84%	17.53%	7.93	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,303	$11,180	$1,696	$339
Ratio of Expenses to Average Net Assets	1.56%	1.57%	1.57%	1.57	%(d)
Ratio of Net Investment Income to Average Net Assets	0.19%	0.07%	(0.11)%	(0.08	)%(d)
Portfolio Turnover Rate	81.8%	52.4%	59.4%	66.0	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$14.03	$13.21	$11.43	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—	(0.01)	(0.04)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.38	1.95	1.99	0.85

Total From Investment Operations	1.38	1.94	1.95	0.84
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.68)	(1.12)	(0.17)	—

Net Asset Value, End of Period	$14.73	$14.03	$13.21	$11.43

Total Return	10.09%	15.62%	17.25%	7.93	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,485	$4,132	$870	$11
Ratio of Expenses to Average Net Assets	1.74%	1.75%	1.75%	1.75	%(d)
Ratio of Net Investment Income to Average Net Assets	0.02%	(0.11)%	(0.28)%	(0.21	)%(d)
Portfolio Turnover Rate	81.8%	52.4%	59.4%	66.0	%(d)

	2007	2006	2005
PARTNERS MIDCAP VALUE FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.04	$13.24	$11.45
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.02)	(0.03)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.38	1.95	2.02

Total From Investment Operations	1.36	1.92	1.96
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.04)
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)

Total Dividends and Distributions	(0.68)	(1.12)	(0.17)

Net Asset Value, End of Period	$14.72	$14.04	$13.24

Total Return	9.94%	15.43%	17.29%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,008	$2,189	$272
Ratio of Expenses to Average Net Assets	1.87%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.12)%	(0.25)%	(0.46)%
Portfolio Turnover Rate	81.8%	52.4%	59.4%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Preferred shares
Net Asset Value, Beginning of Period	$14.17	$13.30	$11.45	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.08	0.05	0.02	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.96	2.00	0.84

Total From Investment Operations	1.47	2.01	2.02	0.86
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.02)	(0.04)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.73)	(1.14)	(0.17)	—

Net Asset Value, End of Period	$14.91	$14.17	$13.30	$11.45

Total Return	10.69%	16.11%	17.89%	8.12	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,984	$10,085	$1,114	$57
Ratio of Expenses to Average Net Assets	1.25%	1.26%	1.26%	1.26	%(d)
Ratio of Net Investment Income to Average Net Assets	0.51%	0.38%	0.13%	0.34	%(d)
Portfolio Turnover Rate	81.8%	52.4%	59.4%	66.0	%(d)

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Select shares
Net Asset Value, Beginning of Period	$14.13	$13.27	$11.44	$10.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.05	0.03	(0.04)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.96	2.04	0.84

Total From Investment Operations	1.44	1.99	2.00	0.85
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	(0.01)	(0.04)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.71)	(1.13)	(0.17)	—

Net Asset Value, End of Period	$14.86	$14.13	$13.27	$11.44

Total Return	10.51%	15.94%	17.71%	8.03	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,738	$4,938	$891	$11
Ratio of Expenses to Average Net Assets	1.37%	1.38%	1.38%	1.38	%(d)
Ratio of Net Investment Income to Average Net Assets	0.37%	0.24%	(0.27)%	0.16	%(d)
Portfolio Turnover Rate	81.8%	52.4%	59.4%	66.0	%(d)

(a) Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b) Calculated based on average shares outstanding during the period.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$16.50	$16.29	$14.80	$13.56		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)	(0.08)	(0.07)	(0.05)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.44	1.83	2.10		3.62

Total From Investment Operations	1.30	1.36	1.76	2.05		3.56
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.70)	(1.15)	(0.27)	(0.81)		—

Net Asset Value, End of Period	$16.10	$16.50	$16.29	$14.80		$13.56

Total Return	8.31%	8.52%	11.98%	15.88%		35.60	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,443	$3,580	$2,945	$158		$136
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.54%		1.54	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(e)	1.57	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.58)%	(0.50)%	(0.43)%	(0.39)%		(0.60	)%(d)
Portfolio Turnover Rate	100.1%	109.8%	110.2%	117.5%		111.5	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$16.37	$16.19	$14.74	$13.54		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.12)	(0.11)	(0.11)	(0.09)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.38	1.44	1.83	2.10		3.61

Total From Investment Operations	1.26	1.33	1.72	2.01		3.54
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.70)	(1.15)	(0.27)	(0.81)		—

Net Asset Value, End of Period	$15.93	$16.37	$16.19	$14.74		$13.54

Total Return	8.11%	8.38%	11.74%	15.59%		35.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$860	$1,265	$965	$83		$135
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.72%		1.72	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(e)	1.75	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.77)%	(0.67)%	(0.66)%	(0.66)%		(0.79	)%(d)
Portfolio Turnover Rate	100.1%	109.8%	110.2%	117.5%		111.5	%(d)

	2007	2006	2005
PARTNERS SMALLCAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$16.58	$16.41	$15.02
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.14)	(0.13)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	1.39	1.45	1.79

Total From Investment Operations	1.25	1.32	1.66
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)

Total Dividends and Distributions	(1.70)	(1.15)	(0.27)

Net Asset Value, End of Period	$16.13	$16.58	$16.41

Total Return	7.93%	8.20%	11.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$213	$166	$41
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.89)%	(0.82)%	(0.83)%
Portfolio Turnover Rate	100.1%	109.8%	110.2%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$16.70	$16.42	$14.88	$13.59		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)	(0.03)	(0.03)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.41	1.46	1.85	2.13		3.62

Total From Investment Operations	1.37	1.43	1.82	2.10		3.59
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.70)	(1.15)	(0.28)	(0.81)		—

Net Asset Value, End of Period	$16.37	$16.70	$16.42	$14.88		$13.59

Total Return	8.65%	8.90%	12.28%	16.23%		35.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$348	$315	$276	$71		$136
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.23%		1.23	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.26	%(e)	1.26	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.26)%	(0.18)%	(0.21)%	(0.18)%		(0.30	)%(d)
Portfolio Turnover Rate	100.1%	109.8%	110.2%	117.5%		111.5	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$16.62	$16.37	$14.85	$13.58		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.06)	(0.05)	(0.06)	(0.03)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.40	1.45	1.86	2.11		3.62

Total From Investment Operations	1.34	1.40	1.80	2.08		3.58
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.03)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.70)	(1.15)	(0.28)	(0.81)		—

Net Asset Value, End of Period	$16.26	$16.62	$16.37	$14.85		$13.58

Total Return	8.50%	8.74%	12.16%	16.09%		35.80	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$937	$1,004	$355	$161		$136
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.35%		1.35	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.38	%(e)	1.38	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.40)%	(0.30)%	(0.36)%	(0.20)%		(0.42	)%(d)
Portfolio Turnover Rate	100.1%	109.8%	110.2%	117.5%		111.5	%(d)

(a)	Period from December 30, 2002, date operations commenced, through October 31, 2003.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.25	$8.37	$7.62	$7.00		$5.08
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.12)	(0.13)	(0.12)	(0.11)		(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.65	1.01	0.87	0.73		2.00

Total From Investment Operations	2.53	0.88	0.75	0.62		1.92
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.38	$9.25	$8.37	$7.62		$7.00

Total Return	28.30%	10.51%	9.84%	8.86%		37.80%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,315	$2,583	$1,889	$2,579		$2,446
Ratio of Expenses to Average Net Assets	1.67%	1.67%	1.67%	1.67%		1.66%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.67	%(b)	1.67	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.19)%	(1.37)%	(1.42)%	(1.49)%		(1.45)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$9.15	$8.30	$7.57	$6.96		$5.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.14)	(0.14)	(0.13)	(0.12)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	2.61	0.99	0.86	0.73		1.99

Total From Investment Operations	2.47	0.85	0.73	0.61		1.90
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.22	$9.15	$8.30	$7.57		$6.96

Total Return	27.94%	10.24%	9.64%	8.76%		37.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,040	$891	$878	$754		$1,136
Ratio of Expenses to Average Net Assets	1.85%	1.85%	1.85%	1.85%		1.84%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.85	%(b)	1.85	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.37)%	(1.56)%	(1.60)%	(1.67)%		(1.63)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

	2007	2006	2005
PARTNERS SMALLCAP GROWTH FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.38	$8.52	$7.79
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.15)	(0.16)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	2.67	1.02	0.87

Total From Investment Operations	2.52	0.86	0.73
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—

Total Dividends and Distributions	(0.40)	—	—

Net Asset Value, End of Period	$11.50	$9.38	$8.52

Total Return	27.78%	10.09%	9.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$202	$43	$41
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.98%
Ratio of Net Investment Income to Average Net Assets	(1.50)%	(1.69)%	(1.73)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Preferred shares
Net Asset Value, Beginning of Period	$9.46	$8.54	$7.75	$7.09		$5.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)	(0.10)	(0.09)	(0.09)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.71	1.02	0.88	0.75		2.03

Total From Investment Operations	2.62	0.92	0.79	0.66		1.96
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.68	$9.46	$8.54	$7.75		$7.09

Total Return	28.64%	10.77%	10.19%	9.31%		38.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,766	$5,360	$4,522	$1,858		$1,682
Ratio of Expenses to Average Net Assets	1.36%	1.36%	1.36%	1.36%		1.35%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.36	%(b)	1.36	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.88)%	(1.07)%	(1.11)%	(1.18)%		(1.15)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Select shares
Net Asset Value, Beginning of Period	$9.36	$8.44	$7.68	$7.04		$5.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)	(0.11)	(0.10)	(0.10)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.67	1.03	0.86	0.74		2.01

Total From Investment Operations	2.57	0.92	0.76	0.64		1.94
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.53	$9.36	$8.44	$7.68		$7.04

Total Return	28.40%	10.90%	9.90%	9.09%		38.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$934	$465	$93	$54		$706
Ratio of Expenses to Average Net Assets	1.48%	1.48%	1.48%	1.48%		1.47%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.48	%(b)	1.48	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.01)%	(1.18)%	(1.22)%	(1.30)%		(1.26)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.24	$8.66	$7.93		$7.78		$5.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.10)	(0.11)	(0.11)		(0.10)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.54	1.17	1.06		0.29		2.17

Total From Investment Operations	1.44	1.06	0.95		0.19		2.10
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		—

Net Asset Value, End of Period	$9.98	$9.24	$8.66		$7.93		$7.78

Total Return	16.55%	12.52%	12.07%		2.50%		36.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,704	$15,126	$10,969		$7,430		$3,480
Ratio of Expenses to Average Net Assets	1.56%	1.57%	1.57%		1.53%		1.52%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.57	%(b)	1.57	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.11)%	(1.19)%	(1.30)%		(1.23)%		(1.14)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$9.06	$8.51	$7.81		$7.67		$5.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.12)	(0.12)	(0.12)		(0.11)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.51	1.15	1.04		0.29		2.11

Total From Investment Operations	1.39	1.03	0.92		0.18		2.01
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		—

Net Asset Value, End of Period	$9.75	$9.06	$8.51		$7.81		$7.67

Total Return	16.31%	12.37%	11.87%		2.41%		35.51%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,348	$13,230	$10,398		$7,045		$2,162
Ratio of Expenses to Average Net Assets	1.74%	1.75%	1.75%		1.71%		1.72%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.75	%(b)	1.75	%(b)
Ratio of Net Investment Income to Average Net Assets	(1.29)%	(1.37)%	(1.47)%		(1.42)%		(1.39)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%

	2007	2006	2005
PARTNERS SMALLCAP GROWTH FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.38	$8.81	$8.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.14)	(0.14)	(0.14)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	1.19	1.07

Total From Investment Operations	1.44	1.05	0.93
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)

Net Asset Value, End of Period	$10.12	$9.38	$8.81

Total Return	16.29%	12.17%	11.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,945	$770	$57
Ratio of Expenses to Average Net Assets	1.87%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(1.43)%	(1.50)%	(1.61)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Preferred shares
Net Asset Value, Beginning of Period	$9.41	$8.78	$8.01		$7.83		$5.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.08)	(0.08)	(0.08)		(0.07)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.58	1.19	1.07		0.29		2.18

Total From Investment Operations	1.50	1.11	0.99		0.22		2.12
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		—

Net Asset Value, End of Period	$10.21	$9.41	$8.78		$8.01		$7.83

Total Return	16.91%	12.93%	12.46%		2.87%		37.13%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$40,400	$28,224	$10,930		$8,356		$1,799
Ratio of Expenses to Average Net Assets	1.25%	1.26%	1.26%		1.22%		1.21%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.26	%(b)	1.26	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.80)%	(0.88)%	(0.99)%		(0.93)%		(0.83)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%

	2007	2006	2005		2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Select shares
Net Asset Value, Beginning of Period	$9.31	$8.70	$7.96		$7.78		$5.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)	(0.09)	(0.09)		(0.08)		(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	1.57	1.18	1.05		0.30		2.17

Total From Investment Operations	1.48	1.09	0.96		0.22		2.08
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)		(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)		(0.04)		—

Net Asset Value, End of Period	$10.09	$9.31	$8.70		$7.96		$7.78

Total Return	16.87%	12.81%	12.15%		2.89%		36.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,794	$5,463	$1,739		$1,652		$87
Ratio of Expenses to Average Net Assets	1.37%	1.38%	1.38%		1.34%		1.31%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.38	%(b)	1.38	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.93)%	(0.99)%	(1.11)%		(1.06)%		(0.84)%
Portfolio Turnover Rate	62.9%	80.7%	53.4	%(c)	69.4%		115.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Advisors Preferred shares
Net Asset Value, Beginning of Period	$12.55	$10.90	$9.59	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.15)	(0.14)	(0.15)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	2.31	1.46	(0.36)

Total From Investment Operations	1.89	2.17	1.31	(0.41)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—	—

Total Dividends and Distributions	(1.21)	(0.52)	—	—

Net Asset Value, End of Period	$13.23	$12.55	$10.90	$9.59

Total Return	16.25%	20.44%	13.66%	(4.10	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,654	$787	$397	$10
Ratio of Expenses to Average Net Assets	1.67%	1.67%	1.67%	1.55	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.67	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(1.23)%	(1.15)%	(1.39)%	(1.25	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51.3	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Advisors Select shares
Net Asset Value, Beginning of Period	$12.50	$10.87	$9.59	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.17)	(0.16)	(0.17)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.03	2.31	1.45	(0.36)

Total From Investment Operations	1.86	2.15	1.28	(0.41)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—	—

Total Dividends and Distributions	(1.21)	(0.52)	—	—

Net Asset Value, End of Period	$13.15	$12.50	$10.87	$9.59

Total Return	16.06%	20.30%	13.35%	(4.10	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$904	$756	$97	$9
Ratio of Expenses to Average Net Assets	1.85%	1.85%	1.85%	1.73	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.85	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(1.41)%	(1.35)%	(1.58)%	(1.43	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51.3	%(d)

	2007	2006	2005
PARTNERS SMALLCAP GROWTH FUND III
Advisors Signature shares
Net Asset Value, Beginning of Period	$12.50	$10.89	$9.66
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.19)	(0.20)	(0.18)
Net Realized and Unrealized Gain (Loss) on Investments	2.03	2.33	1.41

Total From Investment Operations	1.84	2.13	1.23
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—

Total Dividends and Distributions	(1.21)	(0.52)	—

Net Asset Value, End of Period	$13.13	$12.50	$10.89

Total Return	15.89%	20.08%	12.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$818	$774	$11
Ratio of Expenses to Average Net Assets	1.98%	1.98%	1.98%
Ratio of Net Investment Income to Average Net Assets	(1.54)%	(1.62)%	(1.70)%
Portfolio Turnover Rate	142.8%	88.3%	84.0%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Preferred shares
Net Asset Value, Beginning of Period	$12.64	$10.95	$9.61	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.11)	(0.10)	(0.12)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.06	2.31	1.46	(0.35)

Total From Investment Operations	1.95	2.21	1.34	(0.39)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—	—

Total Dividends and Distributions	(1.21)	(0.52)	—	—

Net Asset Value, End of Period	$13.38	$12.64	$10.95	$9.61

Total Return	16.64%	20.72%	13.94%	(3.90	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$5,268	$2,271	$1,523	$10
Ratio of Expenses to Average Net Assets	1.36%	1.36%	1.36%	1.26	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.36	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.92)%	(0.85)%	(1.11)%	(0.96	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51.3	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Select shares
Net Asset Value, Beginning of Period	$12.61	$10.93	$9.60	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.13)	(0.12)	(0.13)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.05	2.32	1.46	(0.36)

Total From Investment Operations	1.92	2.20	1.33	(0.40)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—	—

Total Dividends and Distributions	(1.21)	(0.52)	—	—

Net Asset Value, End of Period	$13.32	$12.61	$10.93	$9.60

Total Return	16.43%	20.67%	13.85%	(4.00	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$677	$332	$11	$10
Ratio of Expenses to Average Net Assets	1.48%	1.48%	1.48%	1.36	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.48	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(1.04)%	(1.03)%	(1.21)%	(1.06	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51.3	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$17.55	$16.79	$14.74	$13.02		$9.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.06)	(0.10)	(0.08)	(0.07)		(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	0.75	2.18	2.13	1.79		3.67

Total From Investment Operations	0.69	2.08	2.05	1.72		3.60
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$14.98	$17.55	$16.79	$14.74		$13.02

Total Return	3.97%	12.98%	13.91%	13.22%		38.18%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,055	$8,631	$6,150	$5,963		$4,284
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.54%		1.57%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.38)%	(0.57)%	(0.47)%	(0.50)%		(0.62)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$17.34	$16.63	$14.62	$12.94		$9.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)	(0.12)	(0.11)	(0.10)		(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	0.74	2.15	2.12	1.78		3.63

Total From Investment Operations	0.65	2.03	2.01	1.68		3.55
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$14.73	$17.34	$16.63	$14.62		$12.94

Total Return	3.77%	12.79%	13.75%	12.99%		37.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,092	$3,060	$2,865	$2,738		$2,028
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.72%		1.75%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.57)%	(0.75)%	(0.65)%	(0.68)%		(0.80)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

	2007	2006	2005
PARTNERS SMALLCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$17.82	$17.07	$15.15
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.11)	(0.14)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	0.76	2.21	2.05

Total From Investment Operations	0.65	2.07	1.92
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—

Total Dividends and Distributions	(3.26)	(1.32)	—

Net Asset Value, End of Period	$15.21	$17.82	$17.07

Total Return	3.64%	12.69%	12.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$311	$263	$11
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.69)%	(0.85)%	(0.78)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$17.90	$17.05	$14.92	$13.14		$9.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)	(0.04)	(0.03)	(0.03)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.76	2.21	2.16	1.81		3.70

Total From Investment Operations	0.75	2.17	2.13	1.78		3.67
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$15.39	$17.90	$17.05	$14.92		$13.14

Total Return	4.29%	13.34%	14.28%	13.56%		38.71%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,463	$18,485	$17,400	$14,537		$12,008
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.24%		1.26%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.26	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.08)%	(0.26)%	(0.17)%	(0.19)%		(0.31)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$17.72	$16.92	$14.83	$13.08		$9.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.06)	0.01	(0.04)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.76	2.18	2.08	1.79		3.67

Total From Investment Operations	0.73	2.12	2.09	1.75		3.63
Less Dividends and Distributions:
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$15.19	$17.72	$16.92	$14.83		$13.08

Total Return	4.20%	13.13%	14.09%	13.39%		38.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,002	$511	$375	$24		$16
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.35%		1.38%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	(1.38	)%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.16)%	(0.37)%	0.09%	(0.31)%		(0.43)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Advisors Preferred shares
Net Asset Value, Beginning of Period	$18.70	$17.15	$15.83	$13.92		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.01	—	(0.01)	(0.04)		0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.45	2.86	2.25	2.55		3.90

Total From Investment Operations	0.46	2.86	2.24	2.51		3.92
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)	—		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.05)	(1.31)	(0.92)	(0.60)		—

Net Asset Value, End of Period	$18.11	$18.70	$17.15	$15.83		$13.92

Total Return	2.39%	17.62%	14.43%	18.63%		39.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,382	$22,791	$12,127	$6,422		$258
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.57%		1.57	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.57	%(e)	1.57	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.03%	0.00%	(0.05)%	(0.23)%		0.19	%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Advisors Select shares
Net Asset Value, Beginning of Period	$18.57	$17.07	$15.78	$13.89		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.03)	(0.03)	(0.04)	(0.06)		—
Net Realized and Unrealized Gain (Loss) on Investments	0.45	2.84	2.25	2.55		3.89

Total From Investment Operations	0.42	2.81	2.21	2.49		3.89
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)	—		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.05)	(1.31)	(0.92)	(0.60)		—

Net Asset Value, End of Period	$17.94	$18.57	$17.07	$15.78		$13.89

Total Return	2.18%	17.39%	14.27%	18.52%		38.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,723	$19,158	$14,395	$6,888		$702
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75%		1.75	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.75	%(e)	1.75	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.16)%	(0.19)%	(0.23)%	(0.40)%		(0.04	)%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

	2007	2006	2005
PARTNERS SMALLCAP VALUE FUND I
Advisors Signature shares
Net Asset Value, Beginning of Period	$18.75	$17.24	$16.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.05)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	0.46	2.87	2.17

Total From Investment Operations	0.41	2.82	2.12
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.02)
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)

Total Dividends and Distributions	(1.05)	(1.31)	(0.92)

Net Asset Value, End of Period	$18.11	$18.75	$17.24

Total Return	2.11%	17.26%	13.45%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,937	$2,490	$130
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.28)%	(0.29)%	(0.30)%
Portfolio Turnover Rate	63.2%	60.4%	43.1%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Preferred shares
Net Asset Value, Beginning of Period	$18.89	$17.29	$15.91	$13.95		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.07	0.06	0.04	0.03		0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.45	2.88	2.27	2.55		3.91

Total From Investment Operations	0.52	2.94	2.31	2.58		3.95
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	(0.03)	(0.02)		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.09)	(1.34)	(0.93)	(0.62)		—

Net Asset Value, End of Period	$18.32	$18.89	$17.29	$15.91		$13.95

Total Return	2.69%	17.97%	14.78%	19.14%		39.50	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$26,176	$19,682	$11,704	$3,196		$194
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.26%		1.26	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.27	%(e)	1.26	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.35%	0.31%	0.26%	0.17%		0.46	%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Select shares
Net Asset Value, Beginning of Period	$18.85	$17.25	$15.90	$13.94		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.04	0.03	(0.01)		0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.46	2.88	2.25	2.58		3.91

Total From Investment Operations	0.50	2.92	2.28	2.57		3.94
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)	(0.01)	(0.03)	(0.01)		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.07)	(1.32)	(0.93)	(0.61)		—

Net Asset Value, End of Period	$18.28	$18.85	$17.25	$15.90		$13.94

Total Return	2.57%	17.87%	14.59%	19.02%		39.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,045	$4,794	$2,269	$909		$141
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.38%		1.38	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.38	%(e)	1.38	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.22%	0.20%	0.15%	(0.04)%		0.34	%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

(a) Period from December 30, 2002, date operations commenced, through October 31, 2003.

(b) Calculated based on average shares outstanding during the period.

(c) Total return amounts have not been annualized.

(d) Computed on an annualized basis.

(e) Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP VALUE FUND II
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.79	$12.03	$10.33	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)	(0.01)	(0.07)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.46	2.33	1.81	0.35

Total From Investment Operations	0.38	2.32	1.74	0.33
Less Dividends and Distributions:
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—
Total Dividends and Distributions	(1.30)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$12.87	$13.79	$12.03	$10.33

Total Return	2.71%	19.91%	16.85%	3.30	%(c)

Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$12,654	$3,772	$3,235	$10
Ratio of Expenses to Average Net Assets	1.57%	1.57%	1.57%	1.57	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.60)%	(0.10)%	(0.62)%	(0.58	)%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP VALUE FUND II
Advisors Select shares
Net Asset Value, Beginning of Period	$13.72	$11.99	$10.32	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.07)	(0.03)	(0.09)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	0.42	2.32	1.80	0.35

Total From Investment Operations	0.35	2.29	1.71	0.32
Less Dividends and Distributions:
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—

Total Dividends and Distributions	(1.30)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$12.77	$13.72	$11.99	$10.32

Total Return	2.49%	19.72%	16.58%	3.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,721	$705	$503	$10
Ratio of Expenses to Average Net Assets	1.75%	1.75%	1.75%	1.75	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.56)%	(0.27)%	(0.75)%	(0.75	)%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

	2007	2006	2005
PARTNERS SMALLCAP VALUE FUND II
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.75	$12.02	$10.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.09)	(0.04)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	0.42	2.33	1.76

Total From Investment Operations	0.33	2.29	1.66
Less Dividends and Distributions:
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)

Total Dividends and Distributions	(1.30)	(0.56)	(0.04)

Net Asset Value, End of Period	$12.78	$13.75	$12.02

Total Return	2.32%	19.67%	15.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$321	$129	$12
Ratio of Expenses to Average Net Assets	1.88%	1.88%	1.88%
Ratio of Net Investment Income to Average Net Assets	(0.72)%	(0.34)%	(0.85)%
Portfolio Turnover Rate	58.7%	40.4%	50.8%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP VALUE FUND II
Preferred shares
Net Asset Value, Beginning of Period	$13.90	$12.08	$10.34	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.02)	0.03	(0.03)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.44	2.35	1.81	0.35

Total From Investment Operations	0.42	2.38	1.78	0.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.03)	—	—	—
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—

Total Dividends and Distributions	(1.33)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$12.99	$13.90	$12.08	$10.34

Total Return	3.02%	20.34%	17.25%	3.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,703	$1,170	$123	$11
Ratio of Expenses to Average Net Assets	1.26%	1.26%	1.26%	1.26	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.18)%	0.23%	(0.28)%	(0.26	)%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP VALUE FUND II
Select shares
Net Asset Value, Beginning of Period	$13.85	$12.05	$10.34	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.02)	0.01	(0.06)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	0.42	2.35	1.81	0.36

Total From Investment Operations	0.40	2.36	1.75	0.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	—	—
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—

Total Dividends and Distributions	(1.31)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$12.94	$13.85	$12.05	$10.34

Total Return	2.89%	20.22%	16.95%	3.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,993	$1,231	$669	$10
Ratio of Expenses to Average Net Assets	1.38%	1.38%	1.38%	1.38	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.15)%	0.10%	(0.56)%	(0.40	)%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PREFERRED SECURITIES FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.69	$10.54	$11.31	$10.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.55	0.55	0.56	0.26
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.09	(0.39)	0.25

Total From Investment Operations	(0.08)	0.64	0.17	0.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.57)	(0.49)	(0.94)	—

Total Dividends and Distributions	(0.57)	(0.49)	(0.94)	—

Net Asset Value, End of Period	$10.04	$10.69	$10.54	$11.31

Total Return	(0.78)%	6.30%	1.49%	4.72	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,911	$655	$10	$10
Ratio of Expenses to Average Net Assets	1.32%	1.32%	1.32%	1.32	%(d)
Ratio of Net Investment Income to Average Net Assets	5.23%	5.21%	5.10%	5.55	%(d)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(d)

	2007	2006	2005	2004(a)
PREFERRED SECURITIES FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$10.67	$10.52	$11.30	$10.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.51	0.53	0.54	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.61)	0.09	(0.40)	0.25

Total From Investment Operations	(0.10)	0.62	0.14	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.47)	(0.92)	—

Total Dividends and Distributions	(0.55)	(0.47)	(0.92)	—

Net Asset Value, End of Period	$10.02	$10.67	$10.52	$11.30

Total Return	(0.98)%	6.12%	1.25%	4.63	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$681	$22	$15	$10
Ratio of Expenses to Average Net Assets	1.49%	1.50%	1.50%	1.50	%(d)
Ratio of Net Investment Income to Average Net Assets	5.00%	5.00%	4.96%	5.36	%(d)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(d)

	2007	2006	2005
PREFERRED SECURITIES FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$10.70	$10.56	$11.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.51	0.52	0.52
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)	0.08	(0.39)

Total From Investment Operations	(0.11)	0.60	0.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.46)	(0.91)

Total Dividends and Distributions	(0.54)	(0.46)	(0.91)

Net Asset Value, End of Period	$10.05	$10.70	$10.56

Total Return	(1.12)%	5.87%	1.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$545	$176	$9
Ratio of Expenses to Average Net Assets	1.63%	1.63%	1.63%
Ratio of Net Investment Income to Average Net Assets	4.86%	4.97%	4.78%
Portfolio Turnover Rate	33.9%	22.4%	17.8%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PREFERRED SECURITIES FUND
Preferred shares
Net Asset Value, Beginning of Period	$10.71	$10.56	$11.32	$10.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.57	0.58	0.59	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)	0.10	(0.38)	0.25

Total From Investment Operations	(0.05)	0.68	0.21	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.61)	(0.53)	(0.97)	—

Total Dividends and Distributions	(0.61)	(0.53)	(0.97)	—

Net Asset Value, End of Period	$10.05	$10.71	$10.56	$11.32

Total Return	(0.54)%	6.62%	1.84%	4.81	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$575	$33	$10	$11
Ratio of Expenses to Average Net Assets	1.00%	1.01%	1.01%	1.01	%(d)
Ratio of Net Investment Income to Average Net Assets	5.45%	5.50%	5.43%	5.86	%(d)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(d)

	2007	2006	2005	2004(a)
PREFERRED SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period	$10.70	$10.55	$11.32	$10.80
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.56	0.56	0.58	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.10	(0.39)	0.25

Total From Investment Operations	(0.07)	0.66	0.19	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.60)	(0.51)	(0.96)	—

Total Dividends and Distributions	(0.60)	(0.51)	(0.96)	—

Net Asset Value, End of Period	$10.03	$10.70	$10.55	$11.32

Total Return	(0.77)%	6.50%	1.65%	4.81	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$234	$10	$10	$11
Ratio of Expenses to Average Net Assets	1.12%	1.13%	1.13%	1.13	%(d)
Ratio of Net Investment Income to Average Net Assets	5.37%	5.37%	5.28%	5.73	%(d)
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.14	$12.04	$11.56	$10.59	$9.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.34	0.33	0.28	0.11	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.08	0.54	0.97	1.24

Total From Investment Operations	1.34	1.41	0.82	1.08	1.33
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.23)	(0.24)	(0.11)	(0.10)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.41)	(0.31)	(0.34)	(0.11)	(0.10)

Net Asset Value, End of Period	$14.07	$13.14	$12.04	$11.56	$10.59

Total Return	10.45%	11.94%	7.23%	10.29%	14.39%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87,602	$50,488	$20,694	$10,270	$3,674
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	2.53%	2.63%	2.32%	1.02%	0.96%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.10	$12.00	$11.55	$10.58	$9.35
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.32	0.30	0.26	0.09	0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.09	0.53	0.97	1.28

Total From Investment Operations	1.31	1.39	0.79	1.06	1.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.32)	(0.21)	(0.24)	(0.09)	(0.09)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.39)	(0.29)	(0.34)	(0.09)	(0.09)

Net Asset Value, End of Period	$14.02	$13.10	$12.00	$11.55	$10.58

Total Return	10.21%	11.77%	6.95%	10.10%	14.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$53,760	$36,680	$21,112	$8,554	$1,683
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	2.39%	2.43%	2.17%	0.80%	0.35%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

	2007	2006	2005
PRINCIPAL LIFETIME 2010 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.15	$12.05	$11.62
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.30	0.29	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.08	0.55

Total From Investment Operations	1.30	1.37	0.77
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.19)	(0.24)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)

Total Dividends and Distributions	(0.37)	(0.27)	(0.34)

Net Asset Value, End of Period	$14.08	$13.15	$12.05

Total Return	10.10%	11.58%	6.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,507	$6,230	$1,343
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	2.20%	2.35%	1.82%
Portfolio Turnover Rate	14.7%	16.6%	10.2%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.20	$12.09	$11.58	$10.61	$9.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.38	0.37	0.31	0.14	0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.09	0.54	0.98	1.25

Total From Investment Operations	1.38	1.46	0.85	1.12	1.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.27)	(0.24)	(0.15)	(0.13)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.45)	(0.35)	(0.34)	(0.15)	(0.13)

Net Asset Value, End of Period	$14.13	$13.20	$12.09	$11.58	$10.61

Total Return	10.76%	12.31%	7.51%	10.61%	14.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$152,317	$81,573	$21,733	$5,551	$1,224
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	2.83%	2.97%	2.69%	1.22%	1.14%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Select shares
Net Asset Value, Beginning of Period	$13.17	$12.07	$11.57	$10.60	$9.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.37	0.36	0.25	0.10	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.07	0.59	1.00	1.23

Total From Investment Operations	1.36	1.43	0.84	1.10	1.35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.25)	(0.24)	(0.13)	(0.12)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.43)	(0.33)	(0.34)	(0.13)	(0.12)

Net Asset Value, End of Period	$14.10	$13.17	$12.07	$11.57	$10.60

Total Return	10.64%	12.12%	7.41%	10.49%	14.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,244	$26,768	$11,896	$1,501	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.71%	2.87%	2.19%	0.89%	1.18%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.61	$12.22	$11.46	$10.52	$9.11
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.29	0.27	0.22	0.11	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.51	1.47	0.86	0.96	1.42

Total From Investment Operations	1.80	1.74	1.08	1.07	1.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.25)	(0.23)	(0.13)	(0.08)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.42)	(0.35)	(0.32)	(0.13)	(0.08)

Net Asset Value, End of Period	$14.99	$13.61	$12.22	$11.46	$10.52

Total Return	13.53%	14.52%	9.55%	10.24%	16.52%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$175,110	$93,449	$33,721	$12,657	$4,106
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	2.09%	2.06%	1.82%	0.95%	0.75%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.56	$12.18	$11.44	$10.50	$9.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.25	0.21	0.06	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.49	1.45	0.85	0.99	1.44

Total From Investment Operations	1.77	1.70	1.06	1.05	1.47
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.22)	(0.23)	(0.11)	(0.07)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.40)	(0.32)	(0.32)	(0.11)	(0.07)

Net Asset Value, End of Period	$14.93	$13.56	$12.18	$11.44	$10.50

Total Return	13.29%	14.28%	9.37%	10.06%	16.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$107,765	$71,913	$35,959	$12,193	$1,986
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	2.02%	1.92%	1.77%	0.51%	0.29%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

	2007	2006	2005
PRINCIPAL LIFETIME 2020 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.62	$12.23	$11.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.21	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.53	1.49	0.92

Total From Investment Operations	1.76	1.70	1.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.29)	(0.21)	(0.23)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)

Total Dividends and Distributions	(0.38)	(0.31)	(0.32)

Net Asset Value, End of Period	$15.00	$13.62	$12.23

Total Return	13.16%	14.15%	9.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$35,530	$14,417	$2,799
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.61%	1.03%
Portfolio Turnover Rate	15.1%	7.4%	5.5%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.67	$12.27	$11.47	$10.53	$9.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.32	0.30	0.26	0.16	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.52	1.49	0.87	0.94	1.42

Total From Investment Operations	1.84	1.79	1.13	1.10	1.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.37)	(0.29)	(0.24)	(0.16)	(0.11)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.46)	(0.39)	(0.33)	(0.16)	(0.11)

Net Asset Value, End of Period	$15.05	$13.67	$12.27	$11.47	$10.53

Total Return	13.83%	14.91%	9.92%	10.58%	16.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$299,458	$129,616	$37,539	$8,498	$2,804
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	2.26%	2.35%	2.15%	1.41%	0.97%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Select shares
Net Asset Value, Beginning of Period	$13.64	$12.24	$11.46	$10.53	$9.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.30	0.19	0.06	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.52	1.47	0.92	1.02	1.41

Total From Investment Operations	1.83	1.77	1.11	1.08	1.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.27)	(0.24)	(0.15)	(0.10)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.45)	(0.37)	(0.33)	(0.15)	(0.10)

Net Asset Value, End of Period	$15.02	$13.64	$12.24	$11.46	$10.53

Total Return	13.71%	14.79%	9.75%	10.35%	16.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$121,196	$53,209	$18,811	$1,529	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.21%	2.33%	1.48%	0.54%	1.02%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.55	$12.06	$11.18	$10.22	$8.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.24	0.21	0.14	0.08	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.64	1.03	0.97	1.49

Total From Investment Operations	2.05	1.85	1.17	1.05	1.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.24)	(0.21)	(0.09)	(0.05)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.40)	(0.36)	(0.29)	(0.09)	(0.05)

Net Asset Value, End of Period	$15.20	$13.55	$12.06	$11.18	$10.22

Total Return	15.45%	15.62%	10.59%	10.33%	17.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$161,519	$79,100	$27,967	$6,081	$1,781
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	1.70%	1.68%	1.21%	0.70%	0.43%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(c)

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.49	$12.01	$11.15	$10.19	$8.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.21	0.15	0.05	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.78	1.61	1.00	0.98	1.51

Total From Investment Operations	2.01	1.82	1.15	1.03	1.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.27)	(0.22)	(0.21)	(0.07)	(0.04)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.37)	(0.34)	(0.29)	(0.07)	(0.04)

Net Asset Value, End of Period	$15.13	$13.49	$12.01	$11.15	$10.19

Total Return	15.25%	15.39%	10.42%	10.16%	17.20%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$98,270	$60,034	$30,522	$10,544	$2,905
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.64%	1.66%	1.29%	0.45%	(0.07)%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(c)

	2007	2006	2005
PRINCIPAL LIFETIME 2030 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.51	$12.03	$11.19
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18	0.12	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.68	1.08

Total From Investment Operations	1.99	1.80	1.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.20)	(0.20)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)

Total Dividends and Distributions	(0.35)	(0.32)	(0.28)

Net Asset Value, End of Period	$15.15	$13.51	$12.03

Total Return	15.07%	15.21%	10.19%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,841	$11,490	$1,366
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.24%	0.96%	0.37%
Portfolio Turnover Rate	15.5%	9.4%	4.8%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.59	$12.10	$11.18	$10.21	$8.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.27	0.25	0.20	0.13	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.83	1.64	1.01	0.96	1.48

Total From Investment Operations	2.10	1.89	1.21	1.09	1.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.28)	(0.21)	(0.12)	(0.08)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.44)	(0.40)	(0.29)	(0.12)	(0.08)

Net Asset Value, End of Period	$15.25	$13.59	$12.10	$11.18	$10.21

Total Return	15.85%	15.93%	10.98%	10.78%	17.81%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$234,264	$108,704	$28,290	$7,855	$4,020
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	1.91%	1.92%	1.70%	1.19%	0.66%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(c)

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Select shares
Net Asset Value, Beginning of Period	$13.83	$12.31	$11.38	$10.40	$8.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.26	0.17	0.03	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.83	1.64	1.05	1.06	1.68

Total From Investment Operations	2.11	1.90	1.22	1.09	1.72
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.32)	(0.26)	(0.21)	(0.11)	(0.07)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.42)	(0.38)	(0.29)	(0.11)	(0.07)

Net Asset Value, End of Period	$15.52	$13.83	$12.31	$11.38	$10.40

Total Return	15.65%	15.75%	10.86%	10.55%	19.77	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$117,390	$58,595	$23,705	$7,352	$15
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.99%	1.41%	0.25%	0.21%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(c)

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.

(d)	During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.70	$12.13	$11.13	$10.18	$8.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.20	0.15	0.02	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.07	1.70	1.12	1.02	1.56

Total From Investment Operations	2.27	1.90	1.27	1.04	1.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.22)	(0.19)	(0.09)	(0.04)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.38)	(0.33)	(0.27)	(0.09)	(0.04)

Net Asset Value, End of Period	$15.59	$13.70	$12.13	$11.13	$10.18

Total Return	16.95%	15.91%	11.46%	10.25%	18.33%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$75,682	$36,537	$14,824	$8,117	$327
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.55%	1.28%	0.17%	0.07%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.68	$12.11	$11.13	$10.18	$8.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.18	0.11	(0.01)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.04	1.69	1.13	1.03	1.58

Total From Investment Operations	2.24	1.87	1.24	1.02	1.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.26)	(0.19)	(0.18)	(0.07)	(0.03)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.36)	(0.30)	(0.26)	(0.01)	(0.03)

Net Asset Value, End of Period	$15.56	$13.68	$12.11	$11.13	$10.18

Total Return	16.68%	15.72%	11.26%	10.05%	18.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44,449	$26,051	$11,022	$4,436	$405
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.39%	1.38%	0.96%	(0.11)%	(0.09)%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

	2007	2006	2005
PRINCIPAL LIFETIME 2040 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.70	$12.13	$11.18
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.08	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.78	1.20

Total From Investment Operations	2.23	1.86	1.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.18)	(0.18)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)

Total Dividends and Distributions	(0.34)	(0.29)	(0.26)

Net Asset Value, End of Period	$15.59	$13.70	$12.13

Total Return	16.58%	15.55%	10.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,053	$5,269	$455
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.89%	0.58%	0.05%
Portfolio Turnover Rate	16.5%	13.1%	7.1%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.78	$12.20	$11.15	$10.21	$8.67
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.24	0.19	0.13	0.10	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.09	1.76	1.19	0.96	1.57

Total From Investment Operations	2.33	1.95	1.32	1.06	1.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.26)	(0.19)	(0.12)	(0.07)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.43)	(0.37)	(0.27)	(0.12)	(0.07)

Net Asset Value, End of Period	$15.68	$13.78	$12.20	$11.15	$10.21

Total Return	17.29%	16.27%	11.93%	10.46%	18.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$108,005	$47,329	$11,799	$1,642	$927
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	1.63%	1.49%	1.09%	0.94%	0.39%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Select shares
Net Asset Value, Beginning of Period	$13.72	$12.15	$11.13	$10.19	$8.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.22	0.07	0.02	0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.70	1.22	1.03	1.55

Total From Investment Operations	2.30	1.92	1.29	1.05	1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.24)	(0.19)	(0.11)	(0.06)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.41)	(0.35)	(0.27)	(0.11)	(0.06)

Net Asset Value, End of Period	$15.61	$13.72	$12.15	$11.13	$10.19

Total Return	17.14%	16.11%	11.67%	10.35%	18.66%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$46,791	$14,898	$5,549	$256	$10
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.40%	1.69%	0.53%	0.15%	0.56%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$13.29	$11.71	$10.64	$9.71	$8.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.14	0.08	0.01	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	1.76	1.22	0.97	1.61

Total From Investment Operations	2.27	1.90	1.30	0.98	1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.21)	(0.16)	(0.05)	(0.02)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.36)	(0.32)	(0.23)	(0.05)	(0.02)

Net Asset Value, End of Period	$15.20	$13.29	$11.71	$10.64	$9.71

Total Return	17.46%	16.50%	12.37%	10.17%	19.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,931	$12,547	$4,371	$1,508	$92
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	1.43%	1.15%	0.67%	0.12%	(0.06)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$13.26	$11.68	$10.63	$9.70	$8.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.16	0.08	(0.06)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.05	1.72	1.20	1.03	1.63

Total From Investment Operations	2.25	1.88	1.28	0.97	1.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.19)	(0.16)	(0.04)	(0.01)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.34)	(0.30)	(0.23)	(0.04)	(0.01)

Net Asset Value, End of Period	$15.17	$13.26	$11.68	$10.63	$9.70

Total Return	17.28%	16.32%	12.18%	9.99%	19.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$19,012	$12,526	$5,998	$3,539	$113
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.44%	1.30%	0.73%	(0.53)%	(0.37)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

	2007	2006	2005
PRINCIPAL LIFETIME 2050 FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$13.28	$11.70	$10.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.01	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.11	1.85	1.29

Total From Investment Operations	2.23	1.86	1.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.17)	(0.16)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)

Total Dividends and Distributions	(0.32)	(0.28)	(0.23)

Net Asset Value, End of Period	$15.19	$13.28	$11.70

Total Return	17.10%	16.14%	11.82%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,967	$1,713	$173
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.87%	0.04%	(0.32)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Preferred shares
Net Asset Value, Beginning of Period	$13.35	$11.76	$10.66	$9.73	$8.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.18	0.13	0.09	—
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.77	1.21	0.93	1.64

Total From Investment Operations	2.33	1.95	1.34	1.02	1.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.29)	(0.25)	(0.17)	(0.09)	(0.05)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.40)	(0.36)	(0.24)	(0.09)	(0.05)

Net Asset Value, End of Period	$15.28	$13.35	$11.76	$10.66	$9.73

Total Return	17.89%	16.87%	12.67%	10.49%	20.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$36,041	$12,922	$3,731	$931	$810
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	1.42%	1.44%	1.14%	0.83%	(0.02)%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Select shares
Net Asset Value, Beginning of Period	$13.33	$11.74	$10.65	$9.72	$8.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.13	0.02	0.01	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.80	1.31	0.99	1.61

Total From Investment Operations	2.31	1.93	1.33	1.00	1.63
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.23)	(0.17)	(0.07)	(0.04)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.39)	(0.34)	(0.24)	(0.07)	(0.04)

Net Asset Value, End of Period	$15.25	$13.33	$11.74	$10.65	$9.72

Total Return	17.71%	16.76%	12.57%	10.37%	20.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,918	$7,836	$1,675	$112	$10
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.06%	0.15%	0.09%	0.28%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$12.60	$11.92	$11.68	$10.73	$9.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.47	0.40	0.30	0.15	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.67	0.31	0.94	1.02

Total From Investment Operations	0.63	1.07	0.61	1.09	1.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.27)	(0.24)	(0.14)	(0.08)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.44)	(0.39)	(0.37)	(0.14)	(0.09)

Net Asset Value, End of Period	$12.79	$12.60	$11.92	$11.68	$10.73

Total Return	5.11%	9.19%	5.24%	10.24%	11.81%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,428	$19,341	$11,688	$2,352	$1,068
Ratio of Expenses to Average Net Assets(b)	0.69%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income to Average Net Assets	3.75%	3.34%	2.43%	1.33%	1.04%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$12.60	$11.90	$11.69	$10.72	$9.67
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.35	0.28	0.09	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.72	0.30	1.00	1.06

Total From Investment Operations	0.61	1.07	0.58	1.09	1.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.25)	(0.24)	(0.12)	(0.06)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.42)	(0.37)	(0.37)	(0.12)	(0.07)

Net Asset Value, End of Period	$12.79	$12.60	$11.90	$11.69	$10.72

Total Return	4.91%	9.17%	4.96%	10.23%	11.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,462	$20,550	$7,959	$1,686	$242
Ratio of Expenses to Average Net Assets(b)	0.87%	0.87%	0.87%	0.87%	0.87%
Ratio of Net Investment Income to Average Net Assets	3.62%	2.88%	2.30%	0.82%	0.56%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

	2007	2006	2005
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$12.63	$11.94	$11.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.37	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.13	0.67	0.29

Total From Investment Operations	0.58	1.04	0.55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.23)	(0.23)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)

Total Dividends and Distributions	(0.40)	(0.35)	(0.36)

Net Asset Value, End of Period	$12.81	$12.63	$11.94

Total Return	4.68%	8.91%	4.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,777	$2,543	$276
Ratio of Expenses to Average Net Assets(b)	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	3.61%	3.01%	2.22%
Portfolio Turnover Rate	25.3%	48.9%	43.8%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Preferred shares
Net Asset Value, Beginning of Period	$12.69	$12.00	$11.72	$10.76	$9.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.52	0.43	0.36	0.19	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.69	0.29	0.94	1.06

Total From Investment Operations	0.68	1.12	0.65	1.13	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.31)	(0.24)	(0.17)	(0.11)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.48)	(0.43)	(0.37)	(0.17)	(0.12)

Net Asset Value, End of Period	$12.89	$12.69	$12.00	$11.72	$10.76

Total Return	5.49%	9.56%	5.60%	10.64%	12.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$35,806	$19,216	$8,703	$2,312	$1,170
Ratio of Expenses to Average Net Assets(b)	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of Net Investment Income to Average Net Assets	4.09%	3.51%	3.01%	1.69%	1.07%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Select shares
Net Asset Value, Beginning of Period	$12.64	$11.95	$11.69	$10.74	$9.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.42	0.34	0.13	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.17	0.68	0.29	0.98	1.02

Total From Investment Operations	0.66	1.10	0.63	1.11	1.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.29)	(0.24)	(0.16)	(0.10)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.47)	(0.41)	(0.37)	(0.16)	(0.11)

Net Asset Value, End of Period	$12.83	$12.64	$11.95	$11.69	$10.74

Total Return	5.30%	9.46%	5.43%	10.44%	12.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,742	$4,466	$1,861	$479	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	3.91%	3.44%	2.84%	1.11%	1.27%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$27.27		$20.23	$18.30		$14.46		$11.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18		0.14	0.31		0.29		0.43
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)		7.72	3.16		4.00		3.22

Total From Investment Operations	(0.44)		7.86	3.47		4.29		3.65
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.20)	(0.49)		(0.31)		(0.28)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.16)		(0.82)	(1.54)		(0.45)		(0.28)

Net Asset Value, End of Period	$24.67		$27.27	$20.23		$18.30		$14.46

Total Return	(2.06)%		40.07%	19.77%		30.40%		33.61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,136		$58,101	$32,336		$24,621		$7,552
Ratio of Expenses to Average Net Assets	1.40%		1.41%	1.42%		1.42%		1.42%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.42	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	0.73%		0.59%	1.64%		1.83%		3.41%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$27.00		$20.05	$18.15		$14.34		$11.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.14		0.09	0.28		0.28		0.42
Net Realized and Unrealized Gain (Loss) on Investments	(0.61)		7.64	3.13		3.95		3.18

Total From Investment Operations	(0.47)		7.73	3.41		4.23		3.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)		(0.16)	(0.46)		(0.28)		(0.26)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.14)		(0.78)	(1.51)		(0.42)		(0.26)

Net Asset Value, End of Period	$24.39		$27.00	$20.05		$18.15		$14.34

Total Return	(2.23)%		39.79%	19.60%		30.21%		33.38%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,550		$35,260	$18,934		$12,660		$4,603
Ratio of Expenses to Average Net Assets	1.58%		1.59%	1.60%		1.60%		1.60%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.60	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	0.58%		0.40%	1.46%		1.78%		3.28%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%

	2007		2006	2005
REAL ESTATE SECURITIES FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$27.47		$20.39	$18.64
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05		0.06	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(0.57)		7.78	2.91

Total From Investment Operations	(0.52)		7.84	3.24
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)		(0.14)	(0.44)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)

Total Dividends and Distributions	(2.13)		(0.76)	(1.49)

Net Asset Value, End of Period	$24.82		$27.47	$20.39

Total Return	(2.38)%		39.62%	18.13%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,842		$2,908	$406
Ratio of Expenses to Average Net Assets	1.71%		1.72%	1.73%
Ratio of Net Investment Income to Average Net Assets	0.22%		0.25%	1.66%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Preferred shares
Net Asset Value, Beginning of Period	$27.16		$20.13	$18.21		$14.39		$11.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.26		0.21	0.37		0.36		0.46
Net Realized and Unrealized Gain (Loss) on Investments	(0.62)		7.69	3.14		3.96		3.21

Total From Investment Operations	(0.36)		7.90	3.51		4.32		3.67
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)		(0.25)	(0.54)		(0.36)		(0.31)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.24)		(0.87)	(1.59)		(0.50)		(0.31)

Net Asset Value, End of Period	$24.56		$27.16	$20.13		$18.21		$14.39

Total Return	(1.76)%		40.54%	20.13%		30.82%		34.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$74,228		$102,031	$54,932		$30,865		$19,221
Ratio of Expenses to Average Net Assets	1.09%		1.10%	1.11%		1.10%		1.11%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.11	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	1.05%		0.92%	1.95%		2.28%		3.69%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period	$27.14		$20.13	$18.21		$14.38		$11.04
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21		0.19	0.35		0.33		0.41
Net Realized and Unrealized Gain (Loss) on Investments	(0.60)		7.67	3.14		3.98		3.23

Total From Investment Operations	(0.39)		7.86	3.49		4.31		3.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)		(0.23)	(0.52)		(0.34)		(0.30)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.21)		(0.85)	(1.57)		(0.48)		(0.30)

Net Asset Value, End of Period	$24.54		$27.14	$20.13		$18.21		$14.38

Total Return	(1.88)%		40.32%	20.01%		30.75%		33.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16,259		$17,216	$7,336		$1,395		$264
Ratio of Expenses to Average Net Assets	1.21%		1.22%	1.23%		1.23%		1.23%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		1.23	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	0.86%		0.83%	1.84%		2.05%		3.53%
Portfolio Turnover Rate	77.8	%(c)	37.8%	26.7	%(d)	67.9%		35.4%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment fromt the acquisition of WM REIT Fund.

(d)	Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM BALANCED PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.19
Net Realized and Unrealized Gain (Loss) on Investments	1.30

Total From Investment Operations	1.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)

Total Dividends and Distributions	(0.15)

Net Asset Value, End of Period	$16.03

Total Return	10.21	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,181
Ratio of Expenses to Average Net Assets(d)	0.88	%(e)
Ratio of Net Investment Income to Average Net Assets	1.50	%(e)
Portfolio Turnover Rate	14.6	%(e)

	2007(a)
SAM BALANCED PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.47
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)

Total Dividends and Distributions	(0.13)

Net Asset Value, End of Period	$16.03

Total Return	10.06	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17
Ratio of Expenses to Average Net Assets(d)	1.06	%(e)
Ratio of Net Investment Income to Average Net Assets	1.02	%(e)
Portfolio Turnover Rate	14.6	%(e)

	2007(a)
SAM BALANCED PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)

Total Dividends and Distributions	(0.12)

Net Asset Value, End of Period	$16.03

Total Return	9.95	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	0.92	%(e)
Portfolio Turnover Rate	14.6	%(e)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM BALANCED PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18
Net Realized and Unrealized Gain (Loss) on Investments	1.35

Total From Investment Operations	1.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)

Total Dividends and Distributions	(0.19)

Net Asset Value, End of Period	$16.03

Total Return	10.47	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	1.54	%(e)
Portfolio Turnover Rate	14.6	%(e)

	2007(a)
SAM BALANCED PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.20
Net Realized and Unrealized Gain (Loss) on Investments	1.32

Total From Investment Operations	1.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)

Total Dividends and Distributions	(0.17)

Net Asset Value, End of Period	$16.04

Total Return	10.43	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,497
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	1.61	%(e)
Portfolio Turnover Rate	14.6	%(e)

(a)	Period from January 17 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.02 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.23
Net Realized and Unrealized Gain (Loss) on Investments	0.66

Total From Investment Operations	0.89
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)

Total Dividends and Distributions	(0.19)

Net Asset Value, End of Period	$11.87

Total Return	8.06	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$692
Ratio of Expenses to Average Net Assets(d)	0.88	%(e)
Ratio of Net Investment Income to Average Net Assets	2.51	%(e)
Portfolio Turnover Rate	12.7	%(e)

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.19
Net Realized and Unrealized Gain (Loss) on Investments	0.68

Total From Investment Operations	0.87
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)

Total Dividends and Distributions	(0.18)

Net Asset Value, End of Period	$11.86

Total Return	7.82	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24
Ratio of Expenses to Average Net Assets(d)	1.06	%(e)
Ratio of Net Investment Income to Average Net Assets	2.10	%(e)
Portfolio Turnover Rate	12.7	%(e)

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.67

Total From Investment Operations	0.85
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.16)

Total Dividends and Distributions	(0.16)

Net Asset Value, End of Period	$11.86

Total Return	7.71	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	1.99	%(e)
Portfolio Turnover Rate	12.7	%(e)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.67

Total From Investment Operations	0.91
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.22)

Total Dividends and Distributions	(0.22)

Net Asset Value, End of Period	$11.86

Total Return	8.23	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	2.62	%(e)
Portfolio Turnover Rate	12.7	%(e)

	2007(a)
SAM CONSERVATIVE BALANCED PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.66

Total From Investment Operations	0.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)

Total Dividends and Distributions	(0.21)

Net Asset Value, End of Period	$11.86

Total Return	8.12	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$349
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	2.64	%(e)
Portfolio Turnover Rate	12.7	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.94

Total From Investment Operations	2.02

Net Asset Value, End of Period	$18.77

Total Return	12.06	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$721
Ratio of Expenses to Average Net Assets(d)	0.88	%(e)
Ratio of Net Investment Income to Average Net Assets	0.58	%(e)
Portfolio Turnover Rate	16.2	%(e)

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—
Net Realized and Unrealized Gain (Loss) on Investments	1.99

Total From Investment Operations	1.99

Net Asset Value, End of Period	$18.74

Total Return	11.88	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30
Ratio of Expenses to Average Net Assets(d)	1.06	(e)
Ratio of Net Investment Income to Average Net Assets	0.00	%(e)
Portfolio Turnover Rate	16.2	%(e)

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.98

Total From Investment Operations	1.97

Net Asset Value, End of Period	$18.72

Total Return	11.76	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$24
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.05	)%(e)
Portfolio Turnover Rate	16.2	%(e)

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.98

Total From Investment Operations	2.06

Net Asset Value, End of Period	$18.81

Total Return	12.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15
Ratio of Expenses to Average Net Assets(d).	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	0.56	%(e)
Portfolio Turnover Rate	16.2	%(e)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.94

Total From Investment Operations	2.04

Net Asset Value, End of Period	$18.79

Total Return	12.18	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,040
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	0.68	%(e)
Portfolio Turnover Rate	16.2	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.31

Net Realized and Unrealized Gain (Loss) on Investments	0.29
Total From Investment Operations	0.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)

Total Dividends and Distributions	(0.28)

Net Asset Value, End of Period	$11.90

Total Return	5.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$302
Ratio of Expenses to Average Net Assets(d)	0.88	%(e)
Ratio of Net Investment Income to Average Net Assets	3.37	%(e)
Portfolio Turnover Rate	9.7	%(e)

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.31

Total From Investment Operations	0.59
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.27)

Total Dividends and Distributions	(0.27)

Net Asset Value, End of Period	$11.90

Total Return	5.16	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$101
Ratio of Expenses to Average Net Assets(d)	1.06	%(e)
Ratio of Net Investment Income to Average Net Assets	3.02	%(e)
Portfolio Turnover Rate	9.7	%(e)

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.30

Total From Investment Operations	0.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.26)

Total Dividends and Distributions	(0.26)

Net Asset Value, End of Period	$11.89

Total Return	4.97	%(c)
Ratio/Supplemental Data:

Net Assets, End of Period (in thousands)	$10
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	2.94	%(e)
Portfolio Turnover Rate	9.7	%(e)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.29

Total From Investment Operations	0.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)

Total Dividends and Distributions	(0.31)

Net Asset Value, End of Period	$11.89

Total Return	5.46	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	3.59	%(e)
Portfolio Turnover Rate	9.7	%(e)

	2007(a)
SAM FLEXIBLE INCOME PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.28

Total From Investment Operations	0.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)

Total Dividends and Distributions	(0.30)

Net Asset Value, End of Period	$11.89

Total Return	5.36	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$377
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	3.55	%(e)
Portfolio Turnover Rate	9.7	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

Financial Highlights
 Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Advisors Preferred shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.39

Total From Investment Operations	2.41

Net Asset Value, End of Period	$20.95

Total Return	13.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$780
Ratio of Expenses to Average Net Assets(d)	0.88	%(e)
Ratio of Net Investment Income to Average Net Assets	0.15	%(e)
Portfolio Turnover Rate	15.7	%(e)

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Advisors Select shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.46

Total From Investment Operations	2.38

Net Asset Value, End of Period	$20.92

Total Return	12.84	%(c)

Net Assets, End of Period (in thousands)	$45
Ratio of Expenses to Average Net Assets(d)	1.06	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.50	)%(e)
Portfolio Turnover Rate	15.7	%(e)

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Advisors Signature shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.43

Total From Investment Operations	2.36

Net Asset Value, End of Period	$20.90

Total Return	12.73	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$44
Ratio of Expenses to Average Net Assets(d)	1.19	%(e)
Ratio of Net Investment Income to Average Net Assets	(0.48	)%(e)
Portfolio Turnover Rate	15.7	%(e)

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Preferred shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.45

Total From Investment Operations	2.46

Net Asset Value, End of Period	$21.00

Total Return	13.27	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11
Ratio of Expenses to Average Net Assets(d)	0.57	%(e)
Ratio of Net Investment Income to Average Net Assets	0.10	%(e)
Portfolio Turnover Rate	15.7	%(e)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Select shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.40

Total From Investment Operations	2.44

Net Asset Value, End of Period	$20.98

Total Return	13.16	%(c)
Ratio/Supplemental Data:

Net Assets, End of Period (in thousands)	$1,305
Ratio of Expenses to Average Net Assets(d)	0.69	%(e)
Ratio of Net Investment Income to Average Net Assets	0.22	%(e)
Portfolio Turnover Rate	15.7	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Advisors Preferred, Advisors Select, Advisors Signature, Preferred, and Select classes of shares each incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$9.98	$10.02	$10.28		$10.39	$10.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.45	0.39	0.29		0.24	0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	—	(0.23)		(0.05)	0.02

Total From Investment Operations	0.34	0.39	0.06		0.19	0.31
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.43)	(0.32)		(0.26)	(0.32)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.47)	(0.43)	(0.32)		(0.30)	(0.32)

Net Asset Value, End of Period	$9.85	$9.98	$10.02		$10.28	$10.39

Total Return	3.44%	3.99%	0.58%		1.87%	3.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$21,024	$2,217	$1,950		$959	$809
Ratio of Expenses to Average Net Assets	0.97%	1.20%	1.11%		0.97%	0.97%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.97%	0.97%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.50%	3.88%	2.87%		2.29%	2.89%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)	61.5%	72.3%

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.90	$9.94	$10.20		$10.36	$10.38
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.42	0.37	0.27		0.23	0.28
Net Realized and Unrealized Gain (Loss) on Investments	(0.05)	—	(0.23)		(0.10)	—

Total From Investment Operations	0.37	0.37	0.04		0.13	0.28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.41)	(0.30)		(0.25)	(0.30)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.45)	(0.41)	(0.30)		(0.29)	(0.30)

Net Asset Value, End of Period	$9.82	$9.90	$9.94		$10.20	$10.36

Total Return	3.83%	3.84%	0.41%		1.20%	2.75%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$82	$77	$131		$89	$292
Ratio of Expenses to Average Net Assets	1.15%	1.38%	1.29%		1.15%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.15%	1.15%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.29%	3.70%	2.67%		2.18%	2.60%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)	61.5%	72.3%

	2007	2006	2005
SHORT-TERM BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.93	$9.96	$10.22
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.41	0.36	0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	0.01	(0.22)

Total From Investment Operations	0.30	0.37	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.40)	(0.29)

Total Dividends and Distributions	(0.44)	(0.40)	(0.29)

Net Asset Value, End of Period	$9.79	$9.93	$9.96

Total Return	3.06%	3.80%	0.28%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$156	$72	$10
Ratio of Expenses to Average Net Assets	1.28%	1.49%	1.43%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	4.17%	3.61%	2.48%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.92	$9.96	$10.22		$10.37	$10.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.47	0.42	0.32		0.28	0.33
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	—	(0.23)		(0.09)	—

Total From Investment Operations	0.35	0.42	0.09		0.19	0.33
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.46)	(0.35)		(0.30)	(0.35)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.50)	(0.46)	(0.35)		(0.34)	(0.35)

Net Asset Value, End of Period	$9.77	$9.92	$9.96		$10.22	$10.37

Total Return	3.57%	4.35%	0.90%		1.80%	3.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,591	$6,028	$6,242		$5,387	$3,352
Ratio of Expenses to Average Net Assets	0.66%	0.89%	0.79%		0.66%	0.66%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.66%	0.66%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.78%	4.18%	3.13%		2.67%	3.19%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)	61.5%	72.3%

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Select shares
Net Asset Value, Beginning of Period	$9.85	$9.89	$10.14		$10.29	$10.31
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.40	0.32		0.26	0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.11)	0.01	(0.23)		(0.09)	—

Total From Investment Operations	0.35	0.41	0.09		0.17	0.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.45)	(0.34)		(0.28)	(0.34)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.49)	(0.45)	(0.34)		(0.32)	(0.34)

Net Asset Value, End of Period	$9.71	$9.85	$9.89		$10.14	$10.29

Total Return	3.58%	4.25%	0.89%		1.69%	3.15%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,286	$853	$745		$11	$11
Ratio of Expenses to Average Net Assets	0.78%	1.01%	0.94%		0.78%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.78%	0.78%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.68%	4.08%	3.22%		2.54%	3.08%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(c)	61.5%	72.3%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$17.21	$15.85	$14.36		$13.26		$9.70
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)	(0.02)	(0.04)		(0.01)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.08	2.32	2.38		1.14		3.57

Total From Investment Operations	2.05	2.30	2.34		1.13		3.56
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$17.86	$17.21	$15.85		$14.36		$13.26

Total Return	12.55%	14.99%	16.71%		8.53%		36.70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,930	$2,285	$682		$2,563		$1,777
Ratio of Expenses to Average Net Assets	1.32%	1.32%	1.32%		1.32%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.32	%(b)	1.32	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.17)%	(0.09)%	(0.27)%		(0.09)%		(0.09)%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$17.06	$15.74	$14.29		$13.23		$9.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.06)	(0.04)	(0.06)		(0.04)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	2.30	2.36		1.13		3.57

Total From Investment Operations	2.01	2.26	2.30		1.09		3.54
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$17.67	$17.06	$15.74		$14.29		$13.23

Total Return	12.42%	14.83%	16.50%		8.24%		36.53%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,626	$2,490	$2,057		$1,568		$254
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%		1.50%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.50	%(b)	1.50	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.35)%	(0.25)%	(0.42)%		(0.31)%		(0.29)%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%

	2007	2006	2005
SMALLCAP BLEND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$17.13	$15.82	$14.44
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.08)	(0.07)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	2.32	2.31

Total From Investment Operations	1.99	2.25	2.23
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)

Net Asset Value, End of Period	$17.72	$17.13	$15.82

Total Return	12.24%	14.69%	15.84%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$414	$187	$11
Ratio of Expenses to Average Net Assets	1.63%	1.63%	1.63%
Ratio of Net Investment Income to Average Net Assets	(0.47)%	(0.41)%	(0.55)%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Preferred shares
Net Asset Value, Beginning of Period	$17.54	$16.08	$14.51		$13.36		$9.74
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02	0.04	0.01		0.03		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.12	2.36	2.41		1.15		3.61

Total From Investment Operations	2.14	2.40	2.42		1.18		3.62
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$18.28	$17.54	$16.08		$14.51		$13.36

Total Return	12.85%	15.42%	17.11%		8.84%		37.17%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,584	$7,084	$5,773		$5,456		$5,163
Ratio of Expenses to Average Net Assets	1.01%	1.01%	1.01%		1.01%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.01	%(b)	1.01	%(b)
Ratio of Net Investment Income to Average Net Assets	0.14%	0.24%	0.07%		0.22%		0.06%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Select shares
Net Asset Value, Beginning of Period	$17.42	$15.93	$14.40		$13.28		$9.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	0.01	(0.01)		0.01		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.12	2.42	2.39		1.14		3.58

Total From Investment Operations	2.12	2.43	2.38		1.15		3.59
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$18.14	$17.42	$15.93		$14.40		$13.28

Total Return	12.82%	15.77%	16.96%		8.66%		37.05%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,141	$1,452	$28		$16		$14
Ratio of Expenses to Average Net Assets	1.13%	1.13%	1.13%		1.13%		1.13%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.13	%(b)	1.13	%(b)
Ratio of Net Investment Income to Average Net Assets	0.02%	0.05%	(0.05)%		0.10%		0.10%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(c)	98.5%		113.2%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$8.92		$8.29	$7.89	$7.62		$5.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)		(0.06)	(0.06)	(0.06)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.71		1.19	0.86	0.33		2.63

Total From Investment Operations	1.64		1.13	0.80	0.27		2.59
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.18		$8.92	$8.29	$7.89		$7.62

Total Return	19.05%		13.97%	10.15%	3.54%		51.49%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,862		$71	$19	$12		$954
Ratio of Expenses to Average Net Assets	1.32%		1.32%	1.32%	1.27%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.32	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.70)%		(0.65)%	(0.69)%	(0.80)%		(0.67)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$8.84		$8.23	$7.85	$7.60		$5.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.08)		(0.07)	(0.07)	(0.08)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.69		1.18	0.85	0.33		2.62

Total From Investment Operations	1.61		1.11	0.78	0.25		2.57
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.07		$8.84	$8.23	$7.85		$7.60

Total Return	18.87%		13.82%	9.94%	3.29%		51.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$848		$574	$83	$82		$985
Ratio of Expenses to Average Net Assets	1.50%		1.50%	1.50%	1.45%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.50	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.83)%		(0.80)%	(0.88)%	(0.97)%		(0.85)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

	2007		2006	2005
SMALLCAP GROWTH FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$8.73		$8.15	$7.82
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.09)		(0.08)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	1.67		1.16	0.81

Total From Investment Operations	1.58		1.08	0.73
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)

Net Asset Value, End of Period	$9.93		$8.73	$8.15

Total Return	18.76%		13.58%	9.34%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$204		$77	$11
Ratio of Expenses to Average Net Assets	1.63%		1.63%	1.63%
Ratio of Net Investment Income to Average Net Assets	(0.99)%		(0.97)%	(1.00)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.11		$8.43	$7.99	$7.69		$5.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.03)		(0.03)	(0.03)	(0.04)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.74		1.21	0.87	0.34		2.65

Total From Investment Operations	1.71		1.18	0.84	0.30		2.63
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.44		$9.11	$8.43	$7.99		$7.69

Total Return	19.44%		14.35%	10.54%	3.90%		51.98%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,352		$1,061	$284	$179		$1,102
Ratio of Expenses to Average Net Assets	1.01%		1.01%	1.01%	0.97%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.01	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.34)%		(0.33)%	(0.38)%	(0.47)%		(0.37)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Select shares
Net Asset Value, Beginning of Period	$9.07		$8.41	$7.98	$7.67		$5.06
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)		(0.04)	(0.04)	(0.05)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.74		1.20	0.87	0.36		2.64

Total From Investment Operations	1.69		1.16	0.83	0.31		2.61
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.38		$9.07	$8.41	$7.98		$7.67

Total Return	19.30%		14.14%	10.42%	4.04%		51.58%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$343		$62	$12	$11		$959
Ratio of Expenses to Average Net Assets	1.13%		1.13%	1.13%	1.08%		1.13%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.13	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.47)%		(0.44)%	(0.50)%	(0.62)%		(0.48)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$18.75	$16.65	$14.94	$12.91	$9.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.05	0.05	0.05	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.88	2.46	2.07	1.98	3.14

Total From Investment Operations	1.95	2.51	2.12	2.03	3.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	(0.05)	—	—
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.13)	(0.41)	(0.41)	—	—

Net Asset Value, End of Period	$19.57	$18.75	$16.65	$14.94	$12.91

Total Return	10.78%	15.26%	14.32%	15.75%	32.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$50,068	$34,153	$24,278	$11,912	$3,540
Ratio of Expenses to Average Net Assets	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of Net Investment Income to Average Net Assets	0.39%	0.30%	0.29%	0.38%	0.18%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$18.61	$16.53	$14.86	$12.87	$9.71
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.02	0.02	0.03	—
Net Realized and Unrealized Gain (Loss) on Investments	1.87	2.44	2.06	1.96	3.16

Total From Investment Operations	1.91	2.46	2.08	1.99	3.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	—	(0.05)	—	—
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.10)	(0.38)	(0.41)	—	—

Net Asset Value, End of Period	$19.42	$18.61	$16.53	$14.86	$12.87

Total Return	10.61%	15.06%	14.11%	15.48%	32.54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$25,125	$22,868	$16,875	$11,254	$3,176
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets	0.21%	0.12%	0.10%	0.21%	0.01%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

	2007	2006	2005
SMALLCAP S&P 600 INDEX FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$18.41	$16.37	$14.81
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.01	—	—
Net Realized and Unrealized Gain (Loss) on Investments	1.85	2.42	1.97

Total From Investment Operations	1.86	2.42	1.97
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	(0.05)
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)

Total Dividends and Distributions	(1.09)	(0.38)	(0.41)

Net Asset Value, End of Period	$19.18	$18.41	$16.37

Total Return	10.44%	14.96%	13.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,520	$1,949	$122
Ratio of Expenses to Average Net Assets	1.03%	1.03%	1.03%
Ratio of Net Investment Income to Average Net Assets	0.08%	(0.01)%	0.01%
Portfolio Turnover Rate	62.0%	56.2%	43.2%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Preferred shares
Net Asset Value, Beginning of Period	$18.90	$16.78	$15.01	$12.95	$9.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.11	0.10	0.09	0.05

Net Realized and Unrealized Gain (Loss) on Investments	1.90	2.47	2.08	1.98	3.15
Total From Investment Operations	2.03	2.58	2.18	2.07	3.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.08)	(0.05)	(0.01)	(0.02)
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.19)	(0.46)	(0.41)	(0.01)	(0.02)

Net Asset Value, End of Period	$19.74	$18.90	$16.78	$15.01	$12.95

Total Return	11.16%	15.63%	14.69%	16.03%	32.80%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$90,876	$76,595	$50,828	$26,093	$15,535
Ratio of Expenses to Average Net Assets	0.41%	0.41%	0.41%	0.41%	0.41%
Ratio of Net Investment Income to Average Net Assets	0.70%	0.61%	0.59%	0.63%	0.51%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Select shares
Net Asset Value, Beginning of Period	$18.87	$16.75	$15.00	$12.94	$9.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.11	0.09	0.08	0.08	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.89	2.47	2.08	1.98	3.14

Total From Investment Operations	2.00	2.56	2.16	2.06	3.19
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.06)	(0.05)	—	(0.01)
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.17)	(0.44)	(0.41)	—	(0.01)

Net Asset Value, End of Period	$19.70	$18.87	$16.75	$15.00	$12.94

Total Return	10.99%	15.51%	14.55%	15.94%	32.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$17,278	$12,791	$7,214	$2,807	$1,034
Ratio of Expenses to Average Net Assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of Net Investment Income to Average Net Assets	0.59%	0.49%	0.48%	0.55%	0.36%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

(a)	Calculated based on average shares outstanding during the period.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$19.23		$17.47	$16.22	$14.78		$10.56
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.08		0.04	0.01	(0.05)		—
Net Realized and Unrealized Gain (Loss) on Investments	0.43		3.00	2.64	1.96		4.22

Total From Investment Operations	0.51		3.04	2.65	1.91		4.22
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.02)		—	—	—		—
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.91)		(1.28)	(1.40)	(0.47)		—

Net Asset Value, End of Period	$18.83		$19.23	$17.47	$16.22		$14.78

Total Return	2.62%		18.30%	16.98%	13.20%		40.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$14,069		$9,385	$6,033	$4,111		$891
Ratio of Expenses to Average Net Assets	1.32%		1.32%	1.32%	1.32%		1.32%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.32	%(b)	1.32	%(b)
Ratio of Net Investment Income to Average Net Assets	0.40%		0.21%	0.05%	(0.31)%		0.04%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$19.05		$17.35	$16.14	$14.74		$10.55
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05		0.01	(0.02)	(0.07)		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.42		2.97	2.63	1.94		4.20

Total From Investment Operations	0.47		2.98	2.61	1.87		4.19
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.89)		(1.28)	(1.40)	(0.47)		—

Net Asset Value, End of Period	$18.63		$19.05	$17.35	$16.14		$14.74

Total Return	2.40%		18.07%	16.81%	12.96%		39.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,117		$6,641	$3,266	$1,949		$650
Ratio of Expenses to Average Net Assets	1.50%		1.50%	1.50%	1.50%		1.50%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.50	%(b)	1.50	%(b)
Ratio of Net Investment Income to Average Net Assets	0.24%		0.04%	(0.13)%	(0.47)%		(0.14)%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

	2007		2006	2005
SMALLCAP VALUE FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$19.07		$17.39	$16.29
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02		(0.02)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.43		2.98	2.54

Total From Investment Operations	0.45		2.96	2.50
Less Dividends and Distributions:
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)

Total Dividends and Distributions	(0.89)		(1.28)	(1.40)

Net Asset Value, End of Period	$18.63		$19.07	$17.39

Total Return	2.29%		17.90%	15.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,431		$1,058	$12
Ratio of Expenses to Average Net Assets	1.63%		1.63%	1.63%
Ratio of Net Investment Income to Average Net Assets	0.10%		(0.09)%	(0.27)%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Preferred shares
Net Asset Value, Beginning of Period	$19.42		$17.63	$16.31	$14.82		$10.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13		0.10	0.06	—		0.04
Net Realized and Unrealized Gain (Loss) on Investments	0.45		3.02	2.66	1.96		4.24

Total From Investment Operations	0.58		3.12	2.72	1.96		4.28
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)		(0.05)	—	—		(0.04)
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.98)		(1.33)	(1.40)	(0.47)		(0.04)

Net Asset Value, End of Period	$19.02		$19.42	$17.63	$16.31		$14.82

Total Return	2.93%		18.64%	17.35%	13.51%		40.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$37,447		$18,180	$10,672	$5,755		$1,139
Ratio of Expenses to Average Net Assets	1.01%		1.01%	1.01%	1.01%		1.01%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.01	%(b)	1.01	%(b)
Ratio of Net Investment Income to Average Net Assets	0.70%		0.53%	0.37%	0.01%		0.34%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$19.34		$17.56	$16.27	$14.80		$10.57
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12		0.07	0.04	(0.02)		0.02
Net Realized and Unrealized Gain (Loss) on Investments	0.42		3.02	2.65	1.96		4.24

Total From Investment Operations	0.54		3.09	2.69	1.94		4.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)		(0.03)	—	—		(0.03)
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(0.95)		(1.31)	(1.40)	(0.47)		(0.03)

Net Asset Value, End of Period	$18.93		$19.34	$17.56	$16.27		$14.80

Total Return	2.76%		18.52%	17.20%	13.39%		40.34%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,026		$4,406	$583	$326		$187
Ratio of Expenses to Average Net Assets	1.13%		1.13%	1.13%	1.13%		1.12%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	1.13	%(b)	1.13	%(b)
Ratio of Net Investment Income to Average Net Assets	0.60%		0.39%	0.26%	(0.10)%		0.23%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Advisors Preferred shares
Net Asset Value, Beginning of Period	$10.01	$9.97	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.41	0.23	0.21		0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)	0.05	(0.03)	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	(0.01)	0.46	0.20	0.21		0.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.42)	(0.23)	(0.21)		(0.27)

Total Dividends and Distributions	(0.50)	(0.42)	(0.23)	(0.21)		(0.27)

Net Asset Value, End of Period	$9.50	$10.01	$9.97	$10.00		$10.00

Total Return	(0.27)%	4.73%	1.97%	2.08	%(b)	2.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,437	$2,500	$26,149	$20,513		$1,805
Ratio of Expenses to Average Net Assets	0.97%	0.97%	0.97%	1.08%		1.17%
Ratio of Net Investment Income to Average Net Assets	4.98%	4.08%	2.30%	2.05%		2.57%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Advisors Select shares
Net Asset Value, Beginning of Period	$9.99	$9.97	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.47	0.41	0.21	0.19		0.25
Net Realized and Unrealized Gain (Loss) on Investments	(0.49)	0.01	(0.03)	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	(0.02)	0.42	0.18	0.19		0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.49)	(0.40)	(0.21)	(0.19)		(0.25)

Total Dividends and Distributions	(0.49)	(0.40)	(0.21)	(0.19)		(0.25)

Net Asset Value, End of Period	$9.48	$9.99	$9.97	$10.00		$10.00

Total Return	(0.45)%	4.34%	1.79%	1.90	%(b)	2.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$8,180	$9,464	$9,036	$8,760		$2,429
Ratio of Expenses to Average Net Assets	1.15%	1.15%	1.15%	1.28%		1.35%
Ratio of Net Investment Income to Average Net Assets	4.79%	4.11%	2.09%	1.84%		2.37%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

	2007	2006	2005
ULTRA SHORT BOND FUND
Advisors Signature shares
Net Asset Value, Beginning of Period	$9.99	$9.97	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.46	0.40	0.19
Net Realized and Unrealized Gain (Loss) on Investments	(0.50)	0.01	(0.03)

Total From Investment Operations	(0.04)	0.41	(0.16)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.39)	(0.19)

Total Dividends and Distributions	(0.47)	(0.39)	(0.19)

Net Asset Value, End of Period	$9.48	$9.99	$9.97

Total Return	(0.58)%	4.21%	1.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11	$11	$10
Ratio of Expenses to Average Net Assets	1.26%	1.28%	1.28%
Ratio of Net Investment Income to Average Net Assets	4.68%	3.98%	1.91%
Portfolio Turnover Rate	46.5%	49.0%	54.9%

FINANCIAL HIGHLIGHTS (Continued)
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Preferred shares
Net Asset Value, Beginning of Period	$9.99	$9.97	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.52	0.48	0.25	0.24		0.30
Net Realized and Unrealized Gain (Loss) on Investments	(0.44)	(0.01)	(0.02)	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	0.08	0.47	0.23	0.24		0.30
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.45)	(0.26)	(0.24)		(0.30)

Total Dividends and Distributions	(0.54)	(0.45)	(0.26)	(0.24)		(0.30)

Net Asset Value, End of Period	$9.53	$9.99	$9.97	$10.00		$10.00

Total Return	0.55%	4.85%	2.29%	2.40	%(b)	3.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,252	$27,314	$1,775	$2,335		$523
Ratio of Expenses to Average Net Assets	0.66%	0.66%	0.66%	0.80%		0.86%
Ratio of Net Investment Income to Average Net Assets	5.22%	4.76%	2.52%	2.33%		3.07%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

	2007	2006	2005	2004		2003
ULTRA SHORT BOND FUND
Select shares
Net Asset Value, Beginning of Period	$9.98	$9.96	$10.00	$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.51	0.45	0.19	0.22		0.29
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	0.01	0.02	(0.11)		—
Net Increase from Payments by Affiliates	—	—	—	0.11		—

Total From Investment Operations	—	0.46	0.21	0.22		0.29
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.52)	(0.44)	(0.25)	(0.22)		(0.29)

Total Dividends and Distributions	(0.52)	(0.44)	(0.25)	(0.22)		(0.29)

Net Asset Value, End of Period	$9.46	$9.98	$9.96	$10.00		$10.00

Total Return	(0.18)%	4.73%	2.08%	2.27	%(b)	2.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11	$11	$10	$1,802		$1,665
Ratio of Expenses to Average Net Assets	0.78%	0.78%	0.78%	0.92%		0.98%
Ratio of Net Investment Income to Average Net Assets	5.16%	4.48%	1.87%	2.23%		2.78%
Portfolio Turnover Rate	46.5%	49.0%	54.9%	105.5%		20.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	In 2004, 1.02% of the total return for each share class consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Advisors Preferred, Advisors Select, Preferred and Select classes of shares would have been 1.06%, ..88%, 1.38%, and 1.25%, respectively.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi annual reports can be obtained free of charge by writing Principal Investors Fund, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semi annual reports available, free of charge, on our website www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

318 ADDITIONAL INFORMATION	Principal Investors Fund
1-800-547-7754

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first four risks described below – credit and counterparty risk, liquidity risk, management risk, and market risk – apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Common to All of the Funds

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Additional Risks Applicable to Certain Funds

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Principal Investors Fund	APPENDIX A 319
www.principal.com

Emerging Market Risk
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Geographic Concentration Risk
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

320 APPENDIX A	Principal Investors Fund
1-800-547-7754

Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings (“IPOs”) Risk
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Investment Company Securities Risk
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Market Segment Risk
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

•	MidCap: A fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
•	LargeCap: A fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
•	SmallCap: A fund’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Mid Cap Stock Risk
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

Principal Investors Fund	APPENDIX A 321
www.principal.com

Non-Diversification Risk
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific stock’s poor performance is likely to affect the fund’s performance.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Real Estate Securities Risk
Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

•	may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
•	may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
•	are subject to cash flow dependency and defaults by borrowers; and
•	could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Sector Risk
When a fund’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Securities Lending
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

322 APPENDIX A	Principal Investors Fund
1-800-547-7754

Underlying Fund Risk
The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the Underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Bond & Mortgage Securities Fund	18.44%	27.37%	12.86%	2.88%	0.50%	9.62%	71.67%
Disciplined LargeCap Blend Fund	4.31	10.54	9.81	4.97	2.06	0.54	32.23
High Yield Fund	7.49	21.55	21.16	11.42	4.91	—	66.53
High Yield Fund II	0.68	1.77	1.68	0.87	0.38	—	5.38
Inflation Protection Fund	12.91	—	—	—	—	15.42	28.33
International Emerging Markets Fund	3.50	9.54	9.36	5.24	2.20	—	29.84
International Growth Fund	6.66	17.12	16.79	9.03	3.99	0.94	54.53
LargeCap Growth Fund	1.75	4.25	4.38	2.37	1.07	0.26	14.08
LargeCap Value Fund	5.26	12.97	13.59	7.58	3.34	1.00	43.74
Partners International Fund	4.64	11.33	11.17	6.06	2.55	0.69	36.44
Partners LargeCap Blend Fund I	9.82	23.27	21.50	11.34	4.68	1.44	72.05
Partners LargeCap Growth Fund I	4.08	10.94	10.76	6.32	2.76	0.49	35.35
Partners LargeCap Value Fund	1.59	4.10	3.98	2.33	1.02	0.34	13.36
Partners LargeCap Value Fund I	4.48	11.44	11.56	6.41	2.93	—	36.82
Partners MidCap Growth Fund	—	7.17	7.55	3.94	1.75	—	20.41
Partners MidCap Value Fund I	—	4.08	4.72	2.47	1.10	—	12.37
Partners SmallCap Growth Fund I	—	—	17.87	11.43	6.04	—	35.34
Partners SmallCap Growth Fund III	7.70	19.32	13.96	7.27	3.18	—	51.43
Partners SmallCap Value Fund I	—	—	6.42	4.32	2.28	—	13.02
Preferred Securities Fund	13.35	22.69	15.75	5.99	2.08	4.42	64.28
Real Estate Securities Fund	6.42	10.76	7.51	3.22	1.36	1.50	30.77
SmallCap S&P 600 Index Fund	8.36	15.07	8.06	3.94	1.39	1.82	38.64
SmallCap Value Fund	4.08	10.24	7.41	3.87	1.69	—	27.29
Ultra Short Bond Fund	29.03	—	—	—	—	33.04	62.07

Principal Investors Fund	APPENDIX A 323
www.principal.com

The following table shows the percentage of the outstanding shares of the Underlying Funds owned by the SAM Portfolios as of October 31, 2007.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total

Disciplined LargeCap Blend Fund	13.70%	1.25%	14.46%	1.18%	10.21%	40.80%
Diversified International Fund	14.89	1.35	15.71	—	11.09	43.04
Equity Income Fund I	14.97	1.37	15.82	0.94	10.62	43.72
High Yield Fund II	12.80	2.21	5.92	3.10	5.68	29.71
Income Fund	40.61	9.46	13.85	16.31	—	80.23
International Emerging Markets Fund	7.20	0.64	7.66	—	5.31	20.81
LargeCap Growth Fund	21.00	1.88	21.67	1.52	15.03	61.10
MidCap Stock Fund	20.31	1.96	23.24	2.10	17.60	65.21
Money Market Fund	0.98	0.00	0.01	—	0.00	0.99
Mortgage Securities Fund	47.92	9.96	16.36	14.60	—	88.84
Real Estate Securities Fund	7.00	0.68	7.42	0.58	5.21	20.89
Short Term Income Fund	19.75	16.62	—	43.80	—	80.17
SmallCap Growth Fund	19.79	1.70	22.09	1.77	14.95	60.30
SmallCap Value Fund	13.16	1.22	14.13	1.28	9.82	39.61
West Coast Equity Fund	12.81	1.18	13.58	0.56	10.11	38.24

U.S. Government Securities Risk
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund’s securities do not affect interest income on securities already held by the fund but are reflected in the fund’s price per share. Since the magnitude of these fluctuations generally is greater at times when a fund’s average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
A fund’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

324 APPENDIX A	Principal Investors Fund
1-800-547-7754

APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

6 Month LIBOR (London Interbank Offered Rate) Index is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.

Citigroup Broad Market (BMI) Global ex-US Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.

Citigroup World ex-US Broad Market (BMI) Growth Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.

Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers Government/Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Lehman Brothers 1-3 Government/Credit Bond Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Lehman Brothers Mutual Fund 1-5 Government/Credit Index is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.

Lehman Brothers U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

Lehman Brothers U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

Merrill Lynch Hybrid Preferred Securities Index is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-US is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the US.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, and Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) World Ex-US Growth Index measures global developed market equity performance of growth securities outside of the United States. It is comprised of half the securities in the MSCI

Principal Investors Fund	APPENDIX B 325
www.principal.com

World ex U.S. Index, with half of the market capitalization of each country index in the Growth Index (the other half is in the Value Index).

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Large Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Long-Term Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations of greater than or equal to 10 years.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates,

326 APPENDIX B	Principal Investors Fund
1-800-547-7754

and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Ultra Short Bond Category Average is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.

Morningstar World Stock Category Average invests the majority of its assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks.

Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 41.9% Russell 3000 Index, 15.1% EAFE Index, and 43.0% Lehman Aggregate Index.

Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 51.1% Russell 3000 Index, 19.4% EAFE Index, and 29.5% Lehman Aggregate Index.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 57.3% Russell 3000 Index, 22.5% EAFE Index, and 20.2% Lehman Aggregate Index.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 61.8% Russell 3000 Index, 24.7% EAFE Index, and 13.5% Lehman Aggregate Index.

Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 64.2% Russell 3000 Index, 25.8% EAFE Index, and 10.0% Lehman Aggregate Index.

Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio. The weightings as of March 31, 2007 are 19.0% Russell 3000 Index, 6.0% EAFE Index, and 75.0% Lehman Aggregate Index.

Principal Investors Fund	APPENDIX B 327
www.principal.com

Russell 1000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000 Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

Russell Midcap Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

Russell Midcap Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P MidCap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

S&P SmallCap 600 Index is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

© Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

328 APPENDIX B	Principal Investors Fund
1-800-547-7754

SUPPLEMENT DATED MARCH 31, 2008
TO THE PROSPECTUSES FOR PRINCIPAL INVESTORS FUND, INC.
DATED FEBRUARY 29, 2008
This supplement updates information currently in the prospectus. Not every fund listed in this supplement is available in each share class.

Effective March 10, 2008, Principal Funds Distributor has been designated as a co-distributor, with Princor Financial Services Corporation, for the Institutional, J, Advisors Select, Advisors Preferred, Advisors Signature, Select, and Preferred share classes of Principal Investors Fund.
Use of the term “distributor” throughout the prospectuses for these share classes includes both Principal Funds Distributor and Princor Financial Services Corporation.

Disciplined LargeCap Blend Fund
On or about May 1, 2008, Principal Global Investors, LLC (“PGI”) will begin implementing a cash equitization program for the Disciplined LargeCap Blend Fund as described below. Scott W. Smith and Dirk Laschanzky will share the portfolio management of the cash equitization program.
Daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders will be held in the Fund’s “cash buffer.” PGI will invest the Fund’s cash buffer and portfolio cash in S&P 500 Index futures contracts that have an aggregate nominal value equal to the value of the Fund’s cash buffer and portfolio cash (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.

Equity Income Fund I
Effective March 31, 2008, David W. Simpson became a portfolio manager for this Fund along with Joseph T. Suty for Edge Asset Management, Inc.
David W. Simpson, CFA. Mr. Simpson is a portfolio manager at Edge. Prior to joining Edge in 2003, he was chief investment officer and managing director for Summit Capital Management. Mr. Simpson received an MBA in finance from the University of Wisconsin and a bachelor’s degree from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Government & High Quality Bond Fund
Effective March 11, 2008, Bryan C. Davis replaced Lisa A. Stange as a portfolio manager for the Fund for Principal Global Investors, LLC. Brad Fredericks remains as a portfolio manager for this fund.
Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

High Yield Fund II, Income Fund, and MidCap Stock Fund
Effective January 1, 2008, Mr. Coleman and Mr. Pokrzywinski had title changes as described below. Mr. Friedl’s corrected biography appears below. These funds are sub-advised by Edge Asset Management, Inc.
Daniel R. Coleman. Mr. Coleman, Managing Director, Chief Investment Officer, manages all investment operations at Edge. Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 to 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000. Mr. Coleman received an MBA from New York University and a bachelor’s degree in finance from the University of Washington.
John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been responsible for the day-to-day management of the Income Fund since January 1, 2008. Prior to that, Mr. Friedl had served as co-manager of the predecessor Income Fund with Gary Pokrzywinski since March 2005. He has been employed as an investment professional at Edge since August 1998. Mr. Friedl received a master’s degree in finance from Seattle University and a bachelor’s degree in communications and finance from the University of Washington. He has earned the right to use the Chartered Financial Analyst designation.

Gary Pokrzywinski, CFA. Mr. Pokrzywinski, Managing Director, Head of Fixed Income, leads a team of investment professionals that is responsible for the management of the Fixed-Income Funds for which Edge serves as sub-advisor (Income, Mortgage Securities, Short-Term Income and High Yield II). Mr. Pokrzywinski has been responsible for the day-to-day management of the predecessor High Yield Fund since April 1998. Mr. Pokrzywinski also served as co-manager of the predecessor Income Fund with John Friedl between March 2005 and January 2008. He served as the Income Fund’s primary portfolio manager from 1992 until 2005. Mr. Pokrzywinski has been employed at Edge since 1992. He received a bachelor’s degree in finance and management information systems from the University of Wisconsin. Mr. Pokrzywinski has earned the right to use the Chartered Financial Analyst designation and is a member of the Seattle Investment Society and the Association for Investment Management and Research.

International Growth Fund
Principal Global Investors, LLC (“PGI”) is the Sub-Advisor to the International Growth Fund. Steven Larson and John Pihlblad share portfolio management responsibilities for this fund.
Steven Larson, CFA. Mr. Larson is a portfolio manager for PGI. He is responsible for co-managing PGI’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.
John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Partners LargeCap Blend Fund I
Effective March 6, 2008, Melissa R. Brown no longer serves as a portfolio manager for the Fund. Andrew Alford, Mark Carhart, and Robert C. Jones remain as portfolio managers for Goldman Sachs Asset Management, L.P.

PARTNERS SMALLCAP VALUE FUND II
Effective March 29, 2008, Stephen A. Clark became a portfolio manager for this Fund along with Robert T. Deere for Dimensional Fund Advisors (“DFA”). Vaughan Nelson Investment Management, LP, the other sub-advisor for this fund, did not have any portfolio manager changes.
Stephen A. Clark. Mr. Clark is a Senior Portfolio Manager and Vice President of DFA and chairman of the Investment Committee. He joined DFA in 2001 and has been responsible for the portfolio management group since January 2006. He earned an MBA from the University of Chicago and a BS from Bradley University.

Principal LifeTime Funds
Effective March 31, 2008, David M. Blake and Tim Dunbar became portfolio managers for the Principal LifeTime Funds along with Dirk Laschanzky for Principal Global Investors, LLC. Messrs. Blake, Dunbar, and Laschanzky operate as a team, sharing authority and responsibility for asset allocation services with no limitation on the authority of one portfolio manager in relation to another. James Fennessey, Michael Finnegan, and Randy Welch continue as portfolio managers for Principal Management Corporation.
Tim Dunbar. Mr. Dunbar is executive director and head of equities for Principal Global Investors. In this capacity, he oversees the business management and strategic direction of the firm’s equity group on a global basis. He joined the firm in 1986 and has held a wide range of investment management roles and has been a member of the Principal Global Investors senior management team for nearly five years. Most recently, he was responsible for overseeing asset management merger and acquisition activities. Mr. Dunbar received a bachelor’s degree from Iowa State University.
David M. Blake, CFA. Mr. Blake is the executive director and chief investment officer of fixed income for Principal Global Investors. Prior to joining Principal Global Investors in 2000, he was a senior portfolio manager for Boatmen’s Capital Management, a subsidiary of Bank of America, where he began his career in 1989. Mr. Blake received both an MBA and a bachelor’s degree from Saint Louis University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

There has been a revision to a category listed within “Purchase Without an Initial Sales Charge (Class A Shares)” (Class A, B, and C shares prospectus, page 172). A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:
•	by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations; provided, however, that the third party administrator or other service provider the sponsor of the retirement or benefit plan employs utilizes a system for processing purchases of shares that will accommodate waiver of the Fund’s sales charge.

PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

Institutional Class Shares

The date of this Prospectus is February 29, 2008

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

2	Principal Investors Fund
1-800-222-5852

Principal Investors Fund	3
www.principal.com

4	Principal Investors Fund
1-800-222-5852

RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF”) offers many investment portfolios (together, the “Funds”) through this prospectus. The Fund’s Distributor is Princor Financial Services Corp. (the “Distributor”).* Principal Management Corporation (Principal)*, the Manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Funds.

Principal Investors Fund, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008.

Principal has selected one or more Sub-Advisors for each Fund based on the Sub-Advisor’s experience with the investment strategy for which it was selected. The Sub-Advisors and the Funds each sub-advise are:

Sub-Advisor	Fund(s)
AllianceBernstein L.P.	Partners LargeCap Value Partners SmallCap Growth I

American Century Investment Management, Inc.	Partners LargeCap Growth II Partners LargeCap Value II

Ark Asset Management Co., Inc.	Partners SmallCap Value

Barrow, Hanley, Mewhinney & Strauss, Inc.	MidCap Value

Columbus Circle Investors*	LargeCap Growth MidCap Growth Partners SmallCap Growth III

Dimensional Fund Advisors	Partners SmallCap Value II

Edge Asset Management, Inc.*	Equity Income I High Yield II Income MidCap Stock Mortgage Securities Short-Term Income Strategic Asset Management Portfolios West Coast Equity

Emerald Advisers, Inc.	Partners SmallCap Growth II

Essex Investment Management Company, LLC	Partners SmallCap Growth II

Goldman Sachs Asset Management, L.P.	Partners LargeCap Blend I Partners MidCap Value I

J.P. Morgan Investment Management, Inc.	High Yield Partners Global Equity Partners SmallCap Value I

Jacobs Levy Equity Management, Inc.	Partners MidCap Growth Fund II Partners MidCap Value

Lehman Brothers Asset Management, LLC	High Yield

Los Angeles Capital Management and Equity Research, Inc.	Partners MidCap Value I Partners SmallCap Value

MacKay Shields LLC	Partners MidCap Growth Fund II.

Mazama Capital Management, Inc.	Partners SmallCap Growth III

Mellon Capital Management Corporation	Partners MidCap Growth I Partners SmallCap Blend Partners SmallCap Value I

Neuberger Berman Management Inc.	Partners MidCap Value

Principal Investors Fund	RISK/RETURN SUMMARY 5
www.principal.com

Sub-Advisor	Fund(s)

Principal Global Investors, LLC*	Bond & Mortgage Securities
Disciplined LargeCap Blend
Diversified International
Government & High Quality Bond
High Quality Intermediate-Term Bond
Inflation Protection
International Emerging Markets
International Growth
LargeCap S&P 500 Index
LargeCap Value
MidCap Blend
MidCap S&P 400 Index
MidCap Value
Money Market
Principal LifeTime Funds
Short-Term Bond
SmallCap Blend
SmallCap Growth
SmallCap S&P 600 Index
SmallCap Value
Ultra Short Bond

Principal Real Estate Investors, LLC*	Global Real Estate Securities Real Estate Securities

Pyramis Global Advisors, LLC	Partners International

Spectrum Asset Management, Inc.*	Preferred Securities

T. Rowe Price Associates, Inc.	Partners LargeCap Blend Partners LargeCap Growth I

Turner Investment Partners, Inc.	Partners MidCap Growth

UBS Global Asset Management (Americas) Inc.	Partners LargeCap Value I Partners SmallCap Growth II

Vaughan Nelson Investment Management, LP	Partners SmallCap Value II

*	Principal Management Corporation, Columbus Circle Investors, Edge Asset Management, Inc., Princor Financial Services Corp., Principal Funds Distributor, Inc., Principal Global Investors, LLC, Principal Real Estate Investors, LLC, and Spectrum Asset Management, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

6 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Institutional Class Shares
Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:

•	separate accounts of Principal Life;
•	Principal Life or any of its subsidiaries or affiliates;
•	any fund distributed by Principal Funds Distributor, Inc. and/or Princor Financial Services Corporation (“Princor”) (together, the “Distributors”) if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
•	clients of Principal Global Investors, LLC.;
•	sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;
•	certain pension plans;
•	certain retirement account investment vehicles administered by foreign or domestic pension plans;
•	an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
•	certain institutional clients that have been approved by Principal Life Insurance Company for purposes of providing plan record keeping.

Principal reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

Main Strategies and Risks
Each Fund’s investment objective is described in the summary description of each Fund. The Board of Directors may change a Fund’s objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of each Fund also describes each Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks — Temporary Defensive Measures.”

Each Fund is designed to be a portion of an investor’s portfolio. None of the Funds are intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. There can be no assurance that any Fund will achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. In addition to the risks identified in each Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, management risk, and market risk. Each Fund is also subject to underlying fund risk to the extent that a Principal LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Principal Investors Fund	RISK/RETURN SUMMARY 7
www.principal.com

Investment Results
A bar chart and a table are included with the description of each Fund that has annual returns for a full calendar year. They show the Fund’s annual returns and its long-term performance. The chart shows how the Fund’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and

•	an average of the performance of a group of mutual funds with a similar investment objective and management style (the averages used are prepared by independent statistical services).

Performance for periods prior to the date on which a Fund’s Institutional class shares began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund or a predecessor fund (as noted in the performance chart and table.) Performance which is based on the oldest share class of the Fund has been adjusted to reflect the expenses of the Fund’s Institutional class shares. The adjustments result in performance that is no higher than the historical performance of the Fund’s oldest share class.

Call the Principal Investors Fund at 1-800-222-5852 to get the current 7-day yield for the Money Market Fund.

Fees and Expenses
The annual operating expenses for each Fund are deducted from that Fund’s assets (stated as a percentage of Fund assets). A Fund’s operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled “The Costs of Investing.”

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTE:

•	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager, any Sub-Advisor, or the Distributor.

8 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Disciplined LargeCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund invests primarily in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Standard & Poor’s (“S&P”) 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

In selecting securities for investment, the Sub-Advisor, PGI, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their expected investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that changes in market expectations drive stock prices. Early identification of improving business fundamentals, early identification of positive change in expectations regarding future profitability of companies and paying prices that are below “fair value” for these stocks will result in investment management success. PGI’s investment process seeks to systematically identify stocks with desirable characteristics and combine these stocks in a risk-managed portfolio to maximize return potential by controlling risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Active Trading Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk

Principal Investors Fund	RISK/RETURN SUMMARY 9
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 30, 2002.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.99%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’03	-3.30%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Year	Life of Fund
Institutional Class (before taxes)	7.06	13.63	13.62
(after taxes on distributions)(2)	5.12	12.76	12.75
(after taxes on distributions and sale of shares)(2)	7.25	11.79	11.78
S&P 500 Index(3)	5.49	12.83	12.83
Morningstar Large Blend Category Average	6.16	12.63	12.35

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.56%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.57%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$58	$183	$318	$714

10 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Equity Income Fund I
(effective 06/13/2008, this Fund will be known as Equity Income Fund)

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a relatively high level of current income and long-term growth of income and capital.

Investor Profile:	The Fund may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and who can accept fluctuations in the value of investments and the risks of investing in REIT securities, below-investment grade bonds, or foreign securities.

Main Strategies and Risks
The Fund invests primarily (normally at least 80% of its net assets (plus any borrowings for investment purposes)) in dividend-paying common stocks and preferred stocks. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, U.S. government securities, and asset-backed securities. The Fund may also invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may purchase or sell U.S. government securities or collateralized mortgage obligations on a “when-issued” or “delayed-delivery” basis in an aggregate of up to 20% of the market value of its total net assets. The Fund may invest up to 20% of its assets in real estate investment trust (“REIT”) securities. The Fund may write (sell) covered call options. The Fund may invest up to 25% of its assets in securities of foreign issuers.

The Fund’s investments may also include convertible securities, repurchase agreements, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).

In selecting investments for the Fund, Edge looks for investments that provide regular income in addition to some opportunity for capital appreciation. Equity investments are typically made in ”value” stocks currently selling for less than Edge believes they are worth.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Fixed-Income Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk
•	Real Estate Securities Risk
•	Value Stock Risk
•	Foreign Securities Risk
•	High Yield Securities Risk
•	Securities Lending Risk
•	U.S. Government Securities Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Prepayment Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.82%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.77%

Principal Investors Fund	RISK/RETURN SUMMARY 11
www.principal.com

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	5.05	16.04	9.82
(after taxes on distributions)(2)	2.85	14.96	8.15
(after taxes on distributions and sale of shares)(2)	5.04	13.92	7.78
S&P 500 Index(3)	5.49	12.83	5.91
S&P 500/Citigroup Value Index(3)(4)	1.99	14.96	6.67
Morningstar Large Value Category Average	1.42	13.16	6.67

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 31, 1939.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.51%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.52%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$53	$167	$291	$653

12 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LargeCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. To meet its investment objective, the Fund may invest in initial public offerings.

CCI uses a bottom-up approach (focusing on individual stock selection rather than forecasting market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	13.59%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-23.56%

Principal Investors Fund	RISK/RETURN SUMMARY 13
www.principal.com

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	23.08	15.61	0.63
(after taxes on distributions)(2)	22.68	15.44	0.51
(after taxes on distributions and sale of shares)(2)	15.53	13.74	0.52
Russell 1000 Growth Index(3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.62%
Other Expenses	0.01%

Total Annual Fund Operating Expenses(1)	0.63%

(1)	Expense information has been restated to reflect current fees. Effective January 1, 2007, the Fund’s management fees were increased.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$64	$202	$351	$786

14 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

LargeCap S&P 500 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies that compose the S&P 500 Index. PGI attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.7 billion and $511.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P 500. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets. PGI may also elect to omit any S&P 500 stocks from the Fund if such stocks are issued by an affiliated company.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Market Segment (LargeCap) Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s 500” and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Principal Investors Fund	RISK/RETURN SUMMARY 15
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.22%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-17.29%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	5.34	12.58	2.71
(after taxes on distributions)(2)	4.88	12.04	2.22
(after taxes on distributions and sale of shares)(2)	4.08	10.95	2.18
S&P 500 Index(3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

16 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.15%
Other Expenses	0.01

Total Annual Fund Operating Expenses(2)	0.16%

(2)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$16	$52	$90	$205

Principal Investors Fund	RISK/RETURN SUMMARY 17
www.principal.com

LargeCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of December 31, 2007 ranged between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

•	determination that a stock is selling below its fair market value;
•	early recognition of changes in a company’s underlying fundamentals;
•	evaluation of the sustainability of fundamental changes; and
•	monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk
•	Securities Lending Risk

18 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.31%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.10%

Average Annual Total Returns (%)(1)

For The Periods Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	0.25	12.64	6.00
(after taxes on distributions)(2)	-1.44	11.68	5.24
(after taxes on distributions and sale of shares)(2)	1.94	10.92	5.03
Russell 1000 Value Index(3)	-0.17	14.63	6.74
Morningstar Large Value Category Average	1.42	13.16	5.13

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 19
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.44%

Total Annual Fund Operating Expenses	0.44%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$45	$141	$246	$555

20 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners LargeCap Blend Fund
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund II)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2007 this range was between approximately $0.7 billion and $511.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund will generally remain fully invested (less than 5% cash reserves) and will have approximately the same industry weightings as compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization stocks and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Fund objectives. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The market capitalization of companies in the Fund’s portfolio and the S&P 500 Index will change over time, and the Fund will not automatically sell or cease to purchase a stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range. In addition, the Fund has the ability to purchase stocks whose market capitalization falls below the range of companies in the S&P 500 Index.

T. Rowe Price uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the S&P 500 Index. Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index. T. Rowe Price generally purchases for the Fund securities issued by companies in the S&P 500 Index, and therefore, its stock selection process will result in the purchase of both growth and value stocks.

A team of T. Rowe Price equity analysts is directly responsible for selecting stocks for the Fund. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Fund seeks to take full advantage of the analysts’ focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Fund and coordinating Fund investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.

In pursuing its investment objective, the Fund’s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing fund overall exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices, and foreign currencies.

Principal Investors Fund	RISK/RETURN SUMMARY 21
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Securities Lending Risk

T. Rowe Price became Sub-Advisor to the Fund effective March 9, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2’03	14.21%
Lowest return for a quarter during the period of the bar chart above:	Q3’02	-15.44%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	5.77	11.94	4.80
(after taxes on distributions)(2)	3.93	10.84	3.98
(after taxes on distributions and sale of shares)(2)	5.51	10.19	3.92
S&P 500 Index(3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

22 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.74%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.75%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$77	$240	$417	$930

Principal Investors Fund	RISK/RETURN SUMMARY 23
www.principal.com

Partners LargeCap Blend Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Blend Fund I)

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.

Main Strategies and Risks
The Fund seeks its objective through investment in a broadly diversified portfolio of large cap and blue chip equity investments representing all major sectors of the U.S. economy. Under normal market conditions, the Fund invests at least 80% of its assets (not including securities lending collateral and any investment of that collateral) in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the S&P 500 Index (as of December 31, 2007, the range was between approximately $0.7 billion and $511.9 billion)) measured at the time of purchase. Market capitalization is defined as total current market value of a company’s publicly-issued securities. Up to 25% of Fund assets may be invested in foreign securities.

GSAM seeks to outperform the S&P 500 Index by overweighting stocks that it believes are more likely to outperform the benchmark while underweighting stocks that it believes will lag the Index. GSAM seeks to add value from stock selection rather than sector rotation strategies or market timing. Its approach is to combine traditional fundamental analysis with sophisticated quantitative modeling and to carefully construct and manage the risk in the portfolio.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Active Trading Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Value Stock Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Growth Stock Risk
•	Foreign Securities Risk

GSAM became Sub-Advisor to the Fund on December 16, 2002.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2’03	14.26%
Lowest return for a quarter during the period of the bar chart above:	Q3’02	-17.56%

24 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	2.36	11.91	1.04
(after taxes on distributions)(2)	1.75	11.64	0.74
(after taxes on distributions and sale of shares)(2)	2.35	10.41	0.79
S&P 500 Index(3)	5.49	12.83	3.30
Morningstar Large Blend Category Average	6.16	12.63	2.59

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.44%

Total Annual Fund Operating Expenses	0.44%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$45	$141	$246	$555

Principal Investors Fund	RISK/RETURN SUMMARY 25
www.principal.com

Partners LargeCap Growth Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund I)

Sub-Advisor(s):	T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies with large market capitalizations that exhibit strong growth and free cash flow potential. These companies are generally characterized as “growth” companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with market capitalizations within the range of companies in the Russell 1000® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $527.8 billion) at the time of purchase. The Fund’s investments in foreign companies will be limited to 25% of its total assets. The Fund may also purchase futures and options, in keeping with Fund objectives.

The market capitalization of companies in the Fund’s portfolio and the Russell index will change over time, and the Fund will not automatically sell or cease to purchase the stock of a company it already owns just because the company’s market capitalization grows or falls outside of the index range.

T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities. The Fund may actively trade securities in an attempt to achieve its investment objective.

Futures and options contracts may be bought or sold for any number of reasons, including: to manage exposure to changes in interest rates and foreign currencies; as an efficient means of increasing or decreasing overall fund exposure to a specific part or broad segment of the U.S. or a foreign market; in an effort to enhance income; to protect the value of portfolio securities; and to serve as a cash management tool. Call or put options may be purchased or sold on securities, financial indices and foreign currencies.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Exchange Rate Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Underlying Fund Risk
•	Market Segment (LargeCap) Risk
•	Active Trading Risk
•	Securities Lending Risk

26 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

T. Rowe Price became Sub-Advisor to the Fund on August 24, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	12.90%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-18.00%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	8.36	10.88	-0.33
(after taxes on distributions)(2)	7.56	10.37	-0.66
(after taxes on distributions and sale of shares)(2)	6.35	9.42	-0.34
Russell 1000 Growth Index(3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 27
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.73%

Total Annual Fund Operating Expenses	0.73%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$75	$233	$406	$906

28 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners LargeCap Growth Fund II
(effective 06/13/2008, this Fund will be known as LargeCap Growth Fund II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2007, the range was between approximately $0.6 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

American Century selects stocks of larger-sized companies it believes will increase in value over time using a growth investment strategy it developed. In implementing this strategy, American Century uses a bottom-up approach to stock selection. This means that American Century makes investment decisions based primarily on its analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow.

Using its extensive computer database, as well as other primary analytical research tools, American Century tracks financial information for individual companies to identify and evaluate trends in earnings, revenues, and other business fundamentals. Under normal market conditions, the Fund’s portfolio will primarily consist of securities of companies demonstrating business improvement. Analytical indicators helping to identify signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. These techniques help American Century buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

Although American Century intends to invest the Fund’s assets primarily in U.S. stocks, the Fund may invest up to 25% of its assets in securities of foreign companies. Most of the Fund’s foreign investments are in companies located and doing business in developed countries.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. When American Century believes it is prudent, the Fund may invest a portion of its assets in debt securities, options, preferred stock and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk

•	Foreign Exchange Rate Risk

•	Securities Lending Risk

•	Derivatives Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Foreign Securities Risk

Principal Investors Fund	RISK/RETURN SUMMARY 29
www.principal.com

American Century has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	14.51%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’01	-19.60%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	18.37	12.98	0.76
(after taxes on distributions)(2)	15.74	11.95	0.10
(after taxes on distributions and sale of shares)(2)	13.20	10.98	0.40
Russell 1000 Growth Index(3)	11.81	12.11	0.23
Morningstar Large Growth Category Average	13.35	12.75	0.15

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

30 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.94%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.95%

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$97	$303	$525	$1,166

Principal Investors Fund	RISK/RETURN SUMMARY 31
www.principal.com

Partners LargeCap Value Fund
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund III)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, AllianceBernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

AllianceBernstein employs an investment strategy, generally described as “value” investing. The firm seeks securities that exhibit low financial ratios, can be acquired for less than what AllianceBernstein believes is the issuer’s intrinsic value, or whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong “sell discipline” in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to AllianceBernstein to have strong potential for capital appreciation or securities of “special situation” companies. A special situation company is one that AllianceBernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For AllianceBernstein, identifying special situation companies and establishing an issuer’s intrinsic value involves fundamental research about such companies and issuers.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Value Stock Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Foreign Securities Risk

32 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

AllianceBernstein has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.59%
Lowest return for a quarter during the period of the bar chart above:	Q3’ 02	-18.45%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	-3.76	12.29	7.86
(after taxes on distributions)(2)	-4.98	11.52	7.21
(after taxes on distributions and sale of shares)(2)	-0.86	10.72	6.76
Russell 1000 Value Index(3)	-0.17	14.63	6.74
Morningstar Large Value Category Average	1.42	13.16	5.13

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.76%

Total Annual Fund Operating Expenses	0.76%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$78	$243	$422	$942

Principal Investors Fund	RISK/RETURN SUMMARY 33
www.principal.com

Partners LargeCap Value Fund I
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund I)

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2007 this range was between approximately $0.5 billion and $527.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities, UBS Global AM focuses on, among other things, identifying discrepancies between a security’s fundamental value and its market price. In this context, the fundamental value of a given security is the assessment of UBS Global AM of what a security is worth. UBS Global AM seeks to select securities with fundamental values that it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of fundamental value upon economic, industry and company analysis, as well as upon a company’s management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security’s value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. UBS Global AM derives investment value and organizes collective investment insights with an emphasis on primary research and company visits.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Exchange Rate Risk
•	Derivatives Risk
•	Underlying Fund Risk
•	Foreign Securities Risk
•	Market Segment (LargeCap) Risk
•	Securities Lending Risk
•	Value Stock Risk
•	Equity Securities Risk

34 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

UBS Global AM has been the Fund’s Sub-Advisor since June 1, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.63%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-4.94%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	0.47	11.35
(after taxes on distributions)(2)	-0.12	10.90
(after taxes on distributions and sale of shares)(2)	1.03	9.77
Russell 1000 Value Index(3)	-0.17	11.96
Morningstar Large Value Category Average	1.42	10.16

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 35
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.79%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.80%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$82	$255	$444	$990

36 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners LargeCap Value Fund II
(effective 06/13/2008, this Fund will be known as LargeCap Value Fund II)

Sub-Advisor(s):	American Century Investment Management, Inc. (“American Century”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies with market capitalizations similar to companies in the Russell 1000® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and their price has increased to, or is higher than, a level American Century believes more accurately reflects the fair value of the company. American Century may sell stocks from the Fund’s portfolio if it believes a stock no longer meets its valuation criteria. American Century does not attempt to time the market.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies’ stock prices or may be outside the companies’ historical ranges. American Century also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks. American Century has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments.

When American Century believes it is prudent, the Fund may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities.

In the event of exceptional market or economic conditions, the Fund may as a temporary defensive measure, invest all or a substantial portion of its assets in cash, cash-equivalent securities, or short-term debt securities. To the extent the Fund assumes a defensive position, it will not be pursuing its objective of capital growth.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Derivatives Risk
•	U.S. Government Sponsored Securities Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Value Stock Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Market Segment (LargeCap) Risk
•	U.S. Government Securities Risk

Principal Investors Fund	RISK/RETURN SUMMARY 37
www.principal.com

American Century has been the Fund’s Sub-Advisor since December 29, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.47%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.27%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	-1.38	7.22
(after taxes on distributions)(2)	-2.57	6.45

(after taxes on distributions and sale of shares)(2)	0.76	6.13
Russell 1000 Value Index(3)	-0.17	9.32
Morningstar Large Value Category Average	1.42	8.18

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

38 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.85%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.86%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$88	$274	$477	$1,061

Principal Investors Fund	RISK/RETURN SUMMARY 39
www.principal.com

MidCap Blend Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap® Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

PGI believes that superior stock selection is the key to consistent out-performance. PGI seeks to achieve superior stock selection by systematically evaluating company fundamentals and in-depth original research.

PGI focuses its stock selections on established companies that it believes have a sustainable competitive advantage. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	MidCap Stock Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Value Stock Risk
•	Active Trading Risk

40 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.30%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-10.63%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	9.39	16.31	10.03
(after taxes on distributions)(2)	7.73	15.12	9.12
(after taxes on distributions and sale of shares)(2)	8.14	14.21	8.63
Russell Midcap Index(3)	5.60	18.21	8.98
Morningstar Mid-Cap Blend Category Average	4.85	15.64	7.26

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 41
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.64%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.65%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$66	$208	$362	$810

42 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

MidCap Growth Fund

Sub-Advisor(s):	Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals seeks to select companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk

CCI became the Fund’s Sub-Advisor on January 5, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	35.67%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-36.43%

Principal Investors Fund	RISK/RETURN SUMMARY 43
www.principal.com

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	29.82	17.15	-0.70
(after taxes on distributions)(2)	28.46	16.90	-0.85
(after taxes on distributions and sale of shares)(2)	20.91	15.14	-0.60
Russell Midcap Growth Index(3)	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average	15.09	16.33	2.88

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.65%
Other Expenses	0.06

Total Annual Fund Operating Expenses(1)	0.71%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$73	$227	$395	$883

44 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

MidCap Stock Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide long-term capital appreciation.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth and the risk of investing in REIT and foreign securities.

Main Strategies and Risks
The Fund invests primarily in common stocks of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the S&P MidCap 400 Index, which as of December 31, 2007 ranged between approximately $0.3 billion and $12.4 billion at the time of purchase). Market capitalization is defined as total current market value of a company’s outstanding common stock.

The Fund may invest up to 20% of its assets in real estate investment trust (“REIT”) securities. The Fund may invest in fixed-income securities of any maturity, including mortgage-backed securities, and may invest up to 20% of its assets in below-investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may also invest in money market instruments for temporary or defensive purposes.

The Fund may purchase or sell U.S. government securities and collateralized mortgage obligations on a “when-issued” or ”delayed-delivery” basis in an aggregate of up to 20% of the market value of its total assets. The Fund may invest up to 25% of its assets in the securities of foreign issuers.

In selecting investments for the Fund, Edge looks for equity investments in companies that have solid management, a competitive advantage, and the resources to maintain superior cash flow and profitability over the long run. In determining whether securities should be sold, Edge considers factors such as high valuations relative to other investment opportunities and deteriorating short- or long-term business fundamentals or future growth prospects. The Fund will not necessarily dispose of a security merely because its issuer’s market capitalization is no longer in the range represented by the S&P MidCap 400 Index.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Underlying Fund Risk
•	MidCap Stock Risk
•	U.S. Government Securities Risk
•	Foreign Securities Risk
•	Real Estate Securities Risk
•	Exchange Rate Risk
•	High Yield Securities Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Derivatives Risk
•	Fixed-Income Securities Risk
•	Prepayment Risk

Principal Investors Fund	RISK/RETURN SUMMARY 45
www.principal.com

Edge has provided investment advice to the Fund since the Fund’s inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	14.01%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-13.46%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class (before taxes)	-8.35	12.04	11.75
(after taxes on distributions)(2)	-10.50	10.93	10.80
(after taxes on distributions and sale of shares)(2)	-2.54	10.51	10.25
S&P MidCap 400 Index(3)	7.98	16.20	9.49
Morningstar Mid-Cap Blend Category Average	4.85	15.64	6.99

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on March 1, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.75%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.76%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$78	$243	$422	$942

46 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund III)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”) and Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The portion of Fund assets managed by PGI is invested in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields. The Fund’s investments are selected primarily on the basis of fundamental security analysis, focusing on the company’s financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often over react to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by this Fund.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The BHMS investment strategy emphasizes low P/E ratios, low price to book ratios and high dividend yields, which should offer protection in a declining market environment. In a rising market environment, BHMS expects these securities to benefit from growth in profitability and earnings. The firm conducts its own market research and believes that individual stock selection is more important than sector weightings. BHMS normally does not time the market for short-term gains.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub- Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	RISK/RETURN SUMMARY 47
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk

PGI has been the Fund’s Sub-advisor since December 6, 2000. BHMS was added as an additional Sub-Advisor on July 12, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	14.96%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.69%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years		Life of Fund
Institutional Class	-0.19	14.90	(2)	10.38	(2)
(after taxes on distributions)(3)	-1.73	13.07	(2)	8.84	(2)
(after taxes on distributions and sale of shares)(3)	1.50	12.44		8.47
Russell Midcap Value Index(4)	-1.42	17.92		11.24
Morningstar Mid-Cap Value Category Average	0.83	15.55		8.91

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	During 2005, the Class experienced a significant withdrawal of monies. As the remaining shareholder held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been experienced without the reimbursement.
(3)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

48 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.65%
Other Expenses	0.02

Total Annual Fund Operating Expenses(1)	0.67%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Examples
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$68	$214	$373	$835

Principal Investors Fund	RISK/RETURN SUMMARY 49
www.principal.com

MidCap S&P 400 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) MidCap 400 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P MidCap 400. The S&P MidCap 400 is an unmanaged index of 400 common stocks of medium sized U.S. (and some Canadian) companies. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.3 billion and $12.4 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P MidCap 400. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P MidCap 400. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P MidCap 400 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P MidCap 400, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P MidCap 400 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P MidCap 400 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	MidCap Stock Risk
•	Market Segment (MidCap) Risk
•	Derivatives Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s MidCap 400” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

50 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	17.77%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.70%

Average Annual Total Returns(%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	7.93	15.94	8.84
(after taxes on distributions)(2)	6.54	15.07	8.11
(after taxes on distributions and sale of shares)(2)	6.70	13.87	7.53
S&P MidCap 400 Index(3)	7.98	16.20	8.76
Morningstar Mid-Cap Blend Category Average	4.85	15.64	7.26

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 51
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Asset

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.15%
Other Expenses	0.02

Total Annual Fund Operating Expenses(1)	0.17%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$17	$55	$96	$217

52 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners MidCap Growth Fund
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund III)

Sub-Advisor(s):	Turner Investment Partners, Inc.

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks and other equity securities of U.S. companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2007 this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell Midcap Growth Index. The Fund may invest up to 25% of its assets in securities of foreign companies.

Turner selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk
•	Market Segment (MidCap) Risk
•	Active Trading Risk
•	MidCap Stock Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 53
www.principal.com

Turner has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	24.96%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.34%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	24.60	19.93	2.25
(after taxes on distributions)(2)	23.40	19.57	2.03
(after taxes on distributions and sale of shares)(2)	17.60	17.68	1.92
Russell Midcap Growth Index(3)	11.43	17.90	4.05
Morningstar Mid-Cap Growth Category Average	15.09	16.33	2.88

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisor Preferred shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

54 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.99%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.00%

(1)	Expense information has been restated to reflect current fees. Effective October 31, 2007, the Fund’s management fees were decreased. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$102	$318	$552	$1,225

Principal Investors Fund	RISK/RETURN SUMMARY 55
www.principal.com

Partners MidCap Growth Fund I
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Growth Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion)) at the time of purchase. In the view of Mellon Capital, many medium-sized companies:

•	are in fast growing industries,
•	offer superior earnings growth potential, and
•	are characterized by strong balance sheets and high returns on equity.

The Fund may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Capital uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.

The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings “buy,” “sell,” or “hold.” The decision to buy, sell or hold is made by Mellon Capital based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Capital manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Growth Stock Risk
•	MidCap Stock Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Initial Public Offerings Risk
•	Emerging Market Risk

56 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	12.89%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-4.12%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	10.91	11.44
(after taxes on distributions)(2)	8.06	9.66
(after taxes on distributions and sale of shares)(2)	8.45	9.26
Russell Midcap Growth Index(3)	11.43	12.43
Morningstar Mid-Cap Growth Category Average	15.09	11.62

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 57
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	1.00%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.01%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$103	$322	$558	$1,236

58 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners MidCap Growth Fund II
(effective 06/13/2008, this Fund will be known as MidCap Growth Fund II)

Sub-Advisor(s):	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) and MacKay Shields LLC (“MacKay Shields”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund normally invests at least 80% of the Fund’s assets in securities of companies with medium market capitalizations (those with market capitalizations similar to the market capitalizations of companies in the Russell Midcap Growth Index). A company’s market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund’s investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. The size of the companies in the Index changes with market conditions and the composition of the Index (as of December 31, 2007, this range was between approximately $0.6 billion and $42.1 billion for the Russell Midcap Growth Index).

Jacobs Levy selects stocks using a growth oriented investment approach based on proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return.

Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

MacKay Shields invests in growth stocks by utilizing a bottom-up approach that combines time-tested fundamental multi-factor screens with hands-on fundamental research. MacKay Shields looks to capitalize on evolving growth trends while adhering to risk controls. As a result of its process, MacKay Shields seeks to invest primarily in companies with a history of increasing earnings and sales at a rate that is generally higher than that of average companies. MacKay Shields process leads to a diversified portfolio. The Fund may engage in the lending of portfolio securities and may invest in securities of foreign issuers. The Fund may also use various techniques, such as buying and selling exchange traded funds, to increase or decrease exposure to changing security prices or other factors that affect security value.

MacKay Shields maintains a flexible approach toward investing in various types of companies as well as multiple types of securities, including common stocks, preferred stocks, warrants and other equity securities, depending upon the economic environment and the relative attractiveness of the various securities markets. MacKay Shields may invest in any securities that, in its judgment, are ready for a rise in price, or are expected to undergo an acceleration in growth of earnings. The latter could occur because of special factors, such as new management, new products, changes in consumer demand, and changes in the economy.

MacKay Shields may sell a stock if the stock’s earnings growth rate decelerates, if its valuation is deemed too high in relation to its growth rate or to its peer group or if, in general, MacKay Shields does not believe that the security will help the Fund meet its investment objective.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors,

Principal Investors Fund	RISK/RETURN SUMMARY 59
www.principal.com

including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisors’ firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Growth Stock Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Mid Cap Stock Risk
•	Small Company Risk
•	Market Segment (Mid Cap) Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

Jacobs Levy has been the Fund’s Sub-Advisor since January 2, 2008. MacKay Shields has been the Fund’s Sub-Advisor since January 2, 2008.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q1 ’06	10.87%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-6.56%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	1.87	8.07
(after taxes on distributions)(2)	-0.79	6.13
(after taxes on distributions and sale of shares)(2)	1.63	5.98
Russell Midcap Growth Index(3)	11.43	11.39
Morningstar Mid-Cap Growth Category Average	15.09	11.18

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

60 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	1.00%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.01%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$103	$322	$558	$1,236

Principal Investors Fund	RISK/RETURN SUMMARY 61
www.principal.com

Partners MidCap Value Fund
(effective 06/13/2008, this Fund will be known as MidCap Value Fund II)

Sub-Advisor(s):	Neuberger Berman Management, Inc. (“Neuberger Berman”) and Jacobs Levy Equity Management, Inc. (“Jacobs Levy”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap® Value Index (as of December 31, 2007, this range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Companies may range from the well-established and well-known to the new and unseasoned. The Fund may invest up to 25% of its assets in securities of foreign companies.

Each of the Sub-Advisors selects stocks using a value oriented investment approach.

Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:

•	strong fundamentals, such as a company’s financial, operational, and competitive positions;
•	consistent cash flow; and
•	a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value. This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.

Jacobs Levy selects stocks by using proprietary research that attempts to detect and take advantage of market inefficiencies. Its approach combines human insight and intuition, finance and behavioral theory, and quantitative and statistical methods in a proprietary process it refers to as “disentangling.” The disentangling process evaluates various market inefficiencies simultaneously, isolating each potential source of return. Jacobs Levy believes that disentangling provides more reliable predictions of future stock price behavior than simple single-factor analyses. Security valuation entails sophisticated modeling of large numbers of stocks and proprietary factors based on reasonable, intuitive relationships. The firm examines a wide range of data, including balance sheets and income statements, analyst forecasts, corporate management signals, economic releases, and security prices.

The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

62 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Value Stock Risk
•	MidCap Stock Risk

•	Market Segment (MidCap) Risk

•	Securities Lending Risk

Neuberger Berman has been the Fund’s Sub-Advisor since December 6, 2000. Jacobs Levy has been the Fund’s Sub-Advisor since June 30, 2006.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	14.72%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.42%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	-1.86	15.55	9.83
(after taxes on distributions)(2)	-4.55	13.81	8.64
(after taxes on distributions and sale of shares)(2)	0.00	13.13	8.26
Russell Midcap Value Index(3)	-1.42	17.92	11.24
Morningstar Mid-Cap Value Category Average	0.83	15.55	8.91

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 63
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.99%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.00%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$102	$318	$552	$1,225

64 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners MidCap Value Fund I
(effective 06/13/2008, this Fund will be known as MidCap Value Fund I)

Sub-Advisor(s):	Goldman Sachs Asset Management, L.P. (“GSAM”) and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

Main Strategies and Risks
Under normal market circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with a medium market capitalization (those with market capitalizations similar to companies in the Russell MidCap Value Index (as of December 31, 2007, the range was between approximately $0.5 billion and $42.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The Fund may invest up to 25% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

GSAM selects stocks using a value oriented investment approach. GSAM evaluates securities using fundamental analysis and intends to purchase equity investments that are, in its view, underpriced relative to a combination of such company’s long-term earnings prospects, growth rate, free cash flow and/or dividend-paying ability. Consideration will be given to the business quality of the issuer. Factors positively affecting GSAM’s view of that quality include the competitiveness and degree of regulation in the markets in which the company operates, the existence of a management team with a record of success, the position of the company in the markets in which it operates, the level of the company’s financial leverage and the sustainable return on capital invested in the business. The Fund may also purchase securities of companies that have experienced difficulties and that, in the opinion of GSAM, are available at attractive prices.

LA Capital employs a quantitative approach for selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of medium capitalization securities based on a security’s exposure and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell MidCap Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	RISK/RETURN SUMMARY 65
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Emerging Markets Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	MidCap Stock Risk
•	Equity Securities Risk
•	Securities Lending Risk
•	Market Segment (MidCap) Risk
•	Initial Public Offerings Risk
•	Sector Risk
•	Underlying Fund Risk

GSAM has been the Fund’s Sub-Advisor since December 29, 2003. LA Capital was added as an additional Sub-Advisor on October 3, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	12.82%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’07	-3.26%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class (before taxes)	2.49	13.77
(after taxes on distributions)(2)	0.21	12.24
(after taxes on distributions and sale of shares)(2)	3.59	11.56
Russell Midcap Value Index(3)	-1.42	13.36
Morningstar Mid-Cap Value Category Average	0.83	10.64

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

66 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.99%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.00%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$102	$318	$552	$1,225

Principal Investors Fund	RISK/RETURN SUMMARY 67
www.principal.com

Partners SmallCap Blend Fund
(effective 06/13/2008, this Fund will be known as SmallCap Blend Fund I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Standard and Poor’s SmallCap 600 Index (as of December 31, 2007, this range was between approximately $0.06 billion and $4.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting investments for the Fund, the Sub-Advisor, Mellon Capital, uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, stocks are selected on a company by company basis. To ensure ample diversification, the portfolio’s assets are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives the Fund’s performance.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Growth Stock Risk
•	Foreign Securities Risk
•	Market Segment (Small Cap and Mid Cap) Risk
•	Active Trading Risk
•	Value Stock Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	MidCap Stock Risk
•	Initial Public Offerings Risk
•	Small Company Risk

68 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	22.12%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-6.21%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Year	Life of Fund
Institutional Class (before taxes)	-1.88	14.42	14.44
(after taxes on distributions)(2)	-4.83	12.31	12.33
(after taxes on distributions and sale of shares)(2)	0.49	11.78	11.79
S&P SmallCap 600 Index(3)	-0.30	16.04	16.04
Morningstar Small Blend Category Average	-1.10	15.72	15.61

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 69
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	1.00%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.01%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$103	$322	$558	$1,236

70 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners SmallCap Growth Fund I
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund I)

Sub-Advisor(s):	AllianceBernstein L.P. (“AllianceBernstein”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of: 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 and $8.4 billion)) at the time of purchase. The Fund seeks to reduce risk by diversifying among many companies and industries. In addition, the Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

The Sub-Advisor, AllianceBernstein, employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, it looks for fast-growing companies with above average sales growth and competitive returns on equity relative to their peers. In doing so, AllianceBernstein analyzes such factors as:

•	Earnings growth potential relative to competitors
•	Market share and competitive leadership of the company’s products
•	Quality of management
•	Financial condition (such as debt to equity ratio)
•	Valuation in comparison to a stock’s own historical norms and the stocks of other small-cap companies

AllianceBernstein follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Market Segment (Mid Cap and Small Cap) Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Securities Lending Risk
•	Initial Public Offerings Risk
•	MidCap Stock Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 71
www.principal.com

AllianceBernstein became Sub-Advisor to the Fund on March 29, 2003.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	27.26%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-26.55%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	13.97	17.54	2.56
(after taxes on distributions)(2)	12.16	17.03	2.24
(after taxes on distributions and sale of shares)(2)	10.40	15.40	2.13
Russell 2000 Growth Index(3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

72 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	1.10%
Other Expenses	0.02

Total Annual Fund Operating Expenses(1)	1.12%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$114	$356	$617	$1,363

Principal Investors Fund	RISK/RETURN SUMMARY 73
www.principal.com

Partners SmallCap Growth Fund II
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund II)

Sub-Advisor(s):	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), Emerald Advisers, Inc. (“Emerald”), and Essex Investment Management Company, LLC (“Essex”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index (as of December 31, 2007, this range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum, and sales acceleration when selecting securities. The Fund may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.

UBS Global AM may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.

Essex selects stocks of companies that are exhibiting improving business fundamentals and that Essex believes are undervalued relative to each company’s future growth potential. Ordinarily, the Fund will invest in companies from all sectors of the market based on Essex’s fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. Essex uses earnings models to value a company against its own history, the industry and the market to identify securities that are undervalued relative to their future growth potential. Ordinarily, the Fund will sell a stock if the business fundamentals demonstrate a significant deterioration, or if the valuation is no longer attractive relative to Essex’s long-term growth expectations.

74 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Small Company Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	MidCap Stock Risk

UBS Global AM became the Fund’s Sub-Advisor on April 22, 2002. Emerald was added as an additional Sub-Advisor on September 1, 2004. Essex was added as an additional Sub-Advisor on June 30, 2006.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	29.90%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-31.17%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	5.81	14.76	0.67

(after taxes on distributions)(2)	4.74	13.98	0.18
(after taxes on distributions and sale of shares)(2)	4.81	12.88	0.50
Russell 2000 Growth Index(3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 75
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.99%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.00%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have changed effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$102	$318	$552	$1,225

76 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners SmallCap Growth Fund III
(effective 06/13/2008, this Fund will be known as SmallCap Growth Fund III)

Sub-Advisor(s):	Mazama Capital Management, Inc. (“Mazama”) and Columbus Circle Investors (“CCI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations similar to the companies in the Russell 2500 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $20.6 billion)), at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Mazama manages its allocated portion of the Fund’s portfolio using a bottom-up approach to security selection. The firm utilizes a proprietary model as the framework for security selection and portfolio construction decisions. Mazama’s security selection process begins by screening a universe of over 1,500 companies within the market capitalization range of the securities in the Russell 2500 Growth Index for desirable financial characteristics. Mazama employs a proprietary price/performance model to identify a group of 300 to 400 companies that, in its judgment, may represent attractive investment opportunities. The model takes into account both quantitative and qualitative factors in order to identify companies that meet certain criteria. These factors include: (i) the quality of management and key personnel; (ii) the company’s ability to meet or exceed earnings estimates; (iii) estimated return on equity divided by a company’s forward price-to-earnings ratio; and (iv) estimated earnings growth divided by a company’s forward price-to-earnings ratio. Companies passing the initial screening are further analyzed by Mazama using rigorous fundamental analysis.

Mazama’s determination to sell a security from the Fund’s portfolio is based on either a deterioration in the company’s fundamentals or by a reduction in ranking due to price appreciation which is then reflected in a lower Price/ Performance Model score.

The Sub-Advisor, CCI, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. CCI refers to its discipline as positive momentum and positive surprise.

Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, CCI’s team of investment professionals selects companies that meet the criteria of positive momentum in a company’s progress and positive surprise in reported results.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Principal Investors Fund	RISK/RETURN SUMMARY 77
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Growth Stock Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	MidCap Stock Risk
•	Small Company Risk
•	Underlying Fund Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Initial Public Offerings Risk

Mazama has been the Fund’s Sub-Advisor since June 1, 2004. CCI was added as an additional Sub-Advisor on December 15, 2006.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q1 ’06	11.92%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’06	-11.11%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	5.25	10.29
(after taxes on distributions)(2)	3.22	8.34
(after taxes on distributions and sale of shares)(2)	4.36	7.90
Russell 2500 Growth Index(3)	9.69	11.56
Morningstar Small Growth Category Average	7.59	9.92

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

78 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For The Year Ended October 31, 2007
Management Fees	1.10%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.11%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Examples
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$113	$353	$612	$1,352

Principal Investors Fund	RISK/RETURN SUMMARY 79
www.principal.com

Partners SmallCap Value Fund
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund III)

Sub-Advisor(s):	Ark Asset Management Co., Inc. (“Ark Asset”) and Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion) or up to $2 billion, whichever is greater,) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign corporations. The Fund may purchase securities issued as part of, or a short period after, companies’ initial public offerings and may at times dispose of those shares shortly after their acquisition.

Ark Asset combines a systematic quantitative approach with traditional fundamental analysis to identify attractive small cap value companies. The firm uses proprietary computer models that incorporate data from several sources to identify securities that provide believes to be favorable investment opportunities. These models include traditional measures of value as well as earning expectations and are combined with a fundamental overlay to determine the relative attractiveness of each security in the research universe. Stocks with the highest overall ranking are considered for inclusion in the Fund’s portfolio and undergo a thorough fundamental analysis. Ark Asset considers selling a stock in the Fund’s portfolio if a) its quantitative ranking has fallen to the bottom 40% of the research universe and/or it becomes less attractive because of deteriorating current fundamentals or declining earnings expectations; or b) analysis indicates the risk/reward opportunity of a new investment is more favorable. To minimize risk and increase diversification, Ark Asset generally allocates Fund assets among economic sectors to within five percentage points (on an absolute basis) of that economic sector’s percentage weighting in the Russell 2000 Index.

LA Capital employs a quantitative approach in selecting securities it believes are favored in the current market environment. The firm’s proprietary Dynamic Alpha Model seeks to identify investor preferences for specific risk characteristics by analyzing valuation, income statement, balance sheet, industry and market-based factors. Expected returns are calculated for a universe of small capitalization securities based on a security’s exposure, and the Model’s expected return for each factor.

The portion of the Fund’s assets managed by LA Capital are diversified across industries, common risk factors and companies. Through an optimization process, LA Capital seeks to control portfolio risks and implementation costs while striving to generate consistent results versus the Russell 2000 Value Index. Portfolio returns and risks are monitored daily by the investment team. Each month, the firm’s Portfolio Review Committee formally reviews the portfolio for compliance with investment objectives and guidelines.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

80 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	MidCap Stock Risk
•	Value Stock Risk
•	Small Company Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk

Ark Asset has been Sub-Advisor to the Fund since its inception on March 1, 2001. LA Capital was added as an additional Sub-Advisor on September 1, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.42%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-20.90%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	-7.40	13.09	10.00
(after taxes on distributions)(2)	-11.12	11.32	8.62
(after taxes on distributions and sale of shares)(2)	-0.23	11.52	8.74
Russell 2000 Value Index(3)	-9.78	15.80	11.07
Morningstar Small Value Category Average	-6.08	14.58	10.62

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3) Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 81
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	1.00%
Other Expenses	0.02

Total Annual Fund Operating Expenses(1)	1.02%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$104	$325	$563	$1,248

82 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners SmallCap Value Fund I
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund I)

Sub-Advisor(s):	Mellon Capital Management Corporation (“Mellon Capital”) and J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

Main Strategies and Risks
The Fund invests primarily in a diversified group of equity securities of U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Up to 25 of the Fund’s assets may be invested in foreign securities. The Fund may also purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

J.P. Morgan uses a combination of quantitative and fundamental research, and then implements a disciplined portfolio construction process to build a portfolio. It seeks to enhance returns and reduce the volatility in the value of the Fund relative to that of the U.S. small company value universe, represented by the Russell 2000® Value Index. J.P. Morgan continuously screens the small company universe to identify those companies that exhibit favorable valuation and momentum factor rankings. J.P. Morgan ranks these companies within economic sectors according to their relative attractiveness. J.P. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Under normal market conditions, the portion of the Fund sub-advised by J.P. Morgan will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale.

The portion of the Fund managed by J.P. Morgan seeks to provide full exposure to the equity market by investing in derivative securities such as index futures that reduce the impact of cash positions on performance relative to the benchmark.

In selecting investments for the Fund, Mellon Capital uses a disciplined investment process that combines fundamental analysis and risk management with a multi-factor model that searches for undervalued stocks. Undervalued stocks are those selling at a low price relative to their profits and prospective earnings growth. The stock evaluation process uses several different characteristics, including changes in earnings estimates and change in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, Mellon Capital selects stocks on a company-by-company basis. To ensure ample diversification, the portion of the Fund’s assets managed by Mellon Capital are allocated among industries and economic sectors in similar proportions to those of the Index. The portfolio is generally kept broadly diversified in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining such a diversified stance, stock selection drives performance.

Since the Fund has a long-term investment perspective, Mellon Capital does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.

Principal Investors Fund	RISK/RETURN SUMMARY 83
www.principal.com

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	MidCap Stock Risk
•	Derivatives Risk
•	Value Stock Risk
•	Small Company Risk
•	Underlying Fund Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	Sector Risk
•	Securities Lending Risk

J.P. Morgan has been the Fund’s Sub-Advisor since December 30, 2002. Mellon Capital was added as an additional Sub- Advisor on August 8, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	23.26%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-7.95%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 year	Life of Fund
Institutional Class (before taxes)	-9.35	16.16	16.32
(after taxes on distributions)(2)	-10.96	14.61	14.76
(after taxes on distributions and sale of shares)(2)	-4.89	13.75	13.89
Russell 2000 Value Index(3)	-9.78	15.80	15.80
Morningstar Small Value Category Average	-6.08	14.80	14.87

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 30, 2002).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

84 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	1.00%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.01%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$103	$322	$558	$1,236

Principal Investors Fund	RISK/RETURN SUMMARY 85
www.principal.com

Partners SmallCap Value Fund II
(effective 06/13/2008, this Fund will be known as SmallCap Value Fund II)

Sub-Advisor(s):	Dimensional Fund Advisors (“Dimensional”) and Vaughan Nelson Investment Management, LP (“Vaughan Nelson”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment.

Main Strategies and Risks
As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of small market capitalization companies. Up to 25% of the Fund’s assets may be invested in foreign securities.

Dimensional invests Fund assets primarily in a diversified group of equity securities of small U.S. companies which Dimensional believes to be value stocks at the time of purchase. As of the date of this Prospectus, Dimensional considers small companies to be companies whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Under Dimensional’s market capitalization guidelines described above, as of December 31, 2007, the market capitalization of a small cap company was defined by the 10% market capitalization guideline, which was $2.46 billion or below. This dollar amount will change due to market conditions. When implementing its strategy, Dimensional will, as of the date of the Prospectus, generally purchase securities of companies that are in the lowest 8% of total market capitalization but may also purchase securities of companies above this range that are considered small cap companies under Dimensional’s market capitalization guidelines.

Dimensional considers a security to be a value stock primarily because the company’s shares have a high book value in relation to their market value (a “book to market ratio”). In assessing value, Dimensional may consider additional factors such as price to cash flow or price-to-earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria Dimensional uses for assessing value are subject to change from time-to-time.

Dimensional uses a market capitalization weighted approach in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by Dimensional for a variety of factors. Dimensional may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by Dimensional given market conditions. Dimensional may deviate from market capitalization weighting to limit or fix the exposure of the Fund to a particular issuer to a maximum proportion of the assets of the Fund. Dimensional may exclude the stock of a company that meets applicable market capitalization criterion if adjustments will result in a deviation from traditional market capitalization weighting.

Vaughan Nelson considers U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Under normal market conditions, the portion of the Fund sub-advised by Vaughan Nelson invests at least 80% of its assets in equity securities of such companies.

Vaughan Nelson invests in small capitalization companies with a focus on absolute return using a bottom-up value oriented investment process. Vaughan Nelson seeks companies with the following characteristics, although not all of the companies it selects will have these attributes:

•	companies earning a positive economic margin with stable-to-improving returns;
•	companies valued at a discount to their asset value; and
•	companies with an attractive dividend yield and minimal basis risk.

86 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

In selecting investments, Vaughan Nelson generally employs the following strategy:

•	value driven investment philosophy that selects stocks selling at attractive values based upon anticipated fundamentals of the business. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
•	Vaughan Nelson starts with an investment universe of 5,000 securities, then, using value-driven screens, creates a research universe of companies with market capitalizations of at least $100 million;
•	uses fundamental analysis to construct a portfolio of securities that Vaughan Nelson believes has an attractive return potential.

Vaughan Nelson will generally sell a stock when it reaches Vaughan Nelson’s price target, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Value Stock Risk
•	Foreign Securities Risk
•	Market Segment (SmallCap and MidCap) Risk
•	MidCap Stock Risk
•	Small Company Risk
•	Exchange Rate Risk
•	Equity Securities Risk
•	Initial Public Offerings Risk
•	Derivatives Risk
•	Securities Lending Risk

Dimensional has been the Fund’s Sub-Advisor since June 1, 2004. Vaughan Nelson was added as an additional Sub-Advisor as of October 3, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q1 ’06	13.94%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-7.56%

Principal Investors Fund	RISK/RETURN SUMMARY 87
www.principal.com

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	-8.97	9.58
(after taxes on distributions)(2)	-11.42	7.56
(after taxes on distributions and sale of shares)(2)	-3.52	7.62
Russell 2000 Value Index(3)	-9.78	9.62
Morningstar Small Value Category Average	-6.08	9.04

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	1.00%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	1.01%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$103	$322	$558	$1,236

88 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

SmallCap Blend Fund
(Closed to new investors as of September 1, 2007)

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000® Index (as of December 31, 2007, this range was between approximately $0.03 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

In selecting securities for investment, PGI looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a “blend” of stocks with these characteristics. In managing the assets of the Fund, PGI does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

PGI may purchase securities issued as part of, or a short period after, companies’ initial public offerings (“IPOs”), and may at times dispose of those shares shortly after their acquisition.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risks
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Value Stock Risk
•	Initial Public Offerings Risk

Principal Investors Fund	RISK/RETURN SUMMARY 89
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	19.83%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.14%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	2.00	16.31	10.38
(after taxes on distributions)(2)	0.40	15.25	9.61
(after taxes on distributions and sale of shares)(2)	2.69	14.21	9.00
Russell 2000 Index(3)	-1.57	16.25	8.14
Morningstar Small Blend Category Average	-1.10	15.72	8.97

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expense of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

90 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expense that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.75%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.76%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$78	$243	$422	$942

Principal Investors Fund	RISK/RETURN SUMMARY 91
www.principal.com

SmallCap Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Growth Index (as of December 31, 2007, the range was between approximately $0.05 billion and $8.4 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent out-performance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in foreign securities, including securities of companies that are located or do business in emerging markets, and in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Derivatives Risk
•	Growth Stock Risk
•	Active Trading Risk
•	Emerging Market Risk
•	Market Segment (SmallCap) Risk
•	Small Company Risk
•	Initial Public Offerings Risk
•	Securities Lending Risk

92 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.
Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	33.67%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-33.10%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	10.10	16.92	3.69
(after taxes on distributions)(2)	9.14	16.15	2.98
(after taxes on distributions and sale of shares)(2)	7.89	14.83	2.95
Russell 2000 Growth Index(3)	7.05	16.50	4.47
Morningstar Small Growth Category Average	7.59	15.63	4.26

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 93
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.75%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.76%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$78	$243	$422	$942

94 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

SmallCap S&P 600 Index Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor’s (“S&P”) SmallCap 600 Index. The Sub-Advisor, PGI, attempts to mirror the investment performance of the Index by allocating the Fund’s assets in approximately the same weightings as the S&P SmallCap 600 Index. The S&P SmallCap 600 is an unmanaged index of 600 domestic stocks chosen for market size, liquidity and industry group representation. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2007, the market capitalization range of the Index was between approximately $0.06 billion and $4.9 billion. Over the long-term, PGI seeks a very close correlation between performance of the Fund, before expenses, and that of the S&P SmallCap 600. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Fund uses an indexing strategy and is not managed according to traditional methods of “active” investment management. Active management would include buying and selling securities based on economic, financial and investment judgment. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, PGI focuses on tracking the S&P SmallCap 600. PGI may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.

The correlation between Fund and Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P SmallCap 600 stocks. At times, the Fund’s portfolio may be weighted differently from the S&P SmallCap 600, particularly if the Fund has a small level of assets to invest. In addition, the Fund’s ability to match the performance of the S&P SmallCap 600 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

PGI reserves the right to omit or remove any of the S&P SmallCap 600 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead PGI to believe that it should not be a part of the Fund’s assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Small Company Risk
•	Market Segment (SmallCap) Risk
•	Derivatives Risk
•	Underlying Fund Risk
•	Securities Lending Risk

NOTE:	“Standard & Poor’s SmallCap 600” and “S&P SmallCap 600” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Principal Investors Fund	RISK/RETURN SUMMARY 95
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	20.55%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.65%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	-0.36	15.77	10.41
(after taxes on distributions)(2)	-1.95	14.87	9.66
(after taxes on distributions and sale of shares)(2)	1.46	13.74	8.96
S&P SmallCap 600 Index(3)	-0.31	16.04	9.71
Morningstar Small Blend Category Average	-1.10	15.72	8.97

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

96 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.15%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.16%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$16	$52	$90	$205

Principal Investors Fund	RISK/RETURN SUMMARY 97
www.principal.com

SmallCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
The Fund invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2007, this range was between approximately $0.03 billion and $6.1 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

The Fund may invest in initial public offerings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Exchange Rate Risk
•	Small Company Risk
•	Derivatives Risk
•	Value Stock Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Market Segment (SmallCap) Risk
•	Initial Public Offerings Risk
•	Underlying Fund Risk

98 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	23.22%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-16.10%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	-7.46	15.65	12.95
(after taxes on distributions)(2)	-9.05	13.83	11.33
(after taxes on distributions and sale of shares)(2)	-3.64	12.99	10.66
Russell 2000 Value Index(3)	-9.78	15.80	11.20
Morningstar Small Value Category Average	-6.08	14.58	10.82

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class Shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 99
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.75%

Total Annual Fund Operating Expenses	0.75%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$77	$240	$417	$930

100 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

West Coast Equity Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth, as well as the risks of investing in below-investment grade bonds and REIT securities.

Main Strategies and Risks
Under normal circumstances, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) will be invested in the common stocks of small, medium, and large capitalization West Coast companies. The Sub-Advisor, Edge, defines West Coast companies to include those with: (i) principal executive offices located in the region, which includes Alaska, California, Oregon and Washington; (ii) over 50% of their work force employed in the region; or (iii) over 50% of their sales within the region. While no individual fund is intended as a complete investment program, this is particularly true of the West Coast Equity Fund which could be adversely impacted by economic trends within this four-state area.

The Fund may invest up to 20% of its assets in both (“REIT”) securities and below-investment-grade fixed- income securities (sometimes called “junk bonds”). The Fund may also invest up to 25% of its net assets in U.S. dollar denominated securities of foreign issuers.

In selecting investments for the Fund, Edge selects equity securities based upon rigorous fundamental analysis that assesses the quality of each company’s business, earnings growth potential, and stock valuation. Edge seeks to invest in good businesses that are well-managed, hold competitive advantages and that generate high returns on invested capital. Also taken into consideration is the industry in which a company operates, its position in the marketplace and the barriers to entry to prevent further competition. Edge seeks to buy companies at attractive prices compared to their business value.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Geographic Concentration Risk
•	High Yield Securities Risk
•	Prepayment Risk
•	Exchange Rate Risk
•	Real Estate Securities Risk
•	Small Company Risk
•	Securities Lending Risk
•	Foreign Securities Risk
•	MidCap Stock Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 101
www.principal.com

Edge has provided investment advice to the Fund since the Fund’s inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’98	45.26%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-25.10%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Year

Institutional Class (before taxes)	8.85	16.39	12.75
(after taxes on distributions)(2)	7.63	15.85	11.51
(after taxes on distributions and sale of shares)(2)	7.42	14.43	10.83
Russell 3000 Index(3)	5.14	13.63	6.22
Morningstar Mid-Cap Blend Category Average	4.85	15.64	8.98

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on November 24,1986.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.48%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.49%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$50	$157	$274	$616

102 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Diversified International Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is outside the U.S.;

•	the company’s principal securities trading market is outside the U.S.; and

•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.
Primary consideration is given to securities of corporations of Western Europe, Canada, Australia, New Zealand, and the Pacific Islands. Changes in investments are made as prospects change for particular countries, industries or companies. The Fund may invest in smaller capitalization companies.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Fund intends to have at least 80% of its net assets (plus any borrowings for investment purposes) invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

In choosing investments for the Fund, PGI pays particular attention to the long-term earnings prospects of the various companies under consideration. PGI then weighs those prospects relative to the price of the security.

The Fund may actively trade securities in an attempt to achieve its investment objective. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk

•	Market Segment (LargeCap) Risk

•	Active Trading Risk

•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 103
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’03	17.71%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-18.68%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	15.69	24.12	9.76
(after taxes on distributions)(2)	12.88	22.75	8.83
(after taxes on distributions and sale of shares)(2)	12.87	21.20	8.33
Citigroup BMI Global ex-US Index(3)	16.70	25.36	11.73
MSCI ACWI Ex-US Index(3)(4)	16.65	24.00	10.43
Morningstar Foreign Large Blend Category Average	12.71	20.31	7.50

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

104 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.87%
Other Expenses	0.04

Total Annual Fund Operating Expenses	0.91%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$93	$290	$504	$1,120

Principal Investors Fund	RISK/RETURN SUMMARY 105
www.principal.com

Global Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal - REI”)

Objective:	The Fund seeds to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in U.S. and non-U.S. companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. and non-U.S. companies principally engaged in the real estate industry (“real estate companies”). For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Other real estate companies include those whose products and services relate to the real estate industry such as building supply manufacturers, mortgage lenders, and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest in income producing real estate, real estate related loans, or other types of real estate interests. REITs in the U.S. are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs, are characterized as:

•	Equity REITs, which primarily own property and generate revenue from rental income;
•	Mortgage REITs, which invest in real estate mortgages; and
•	Hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Some foreign countries have adopted REIT structures that are very similar to those in the United States. Similarities include pass through tax treatment and portfolio diversification. Other countries may have REIT structures that are significantly different than the U.S. or may not have adopted a REIT like structure at all. The Fund may invest a significant percentage of its portfolio in REITs and foreign REIT-like entitles.

The Fund is “non-diversified” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

The Fund has no limitation on the percentage of assets that are invested in any one country of denominated in any one currency. The Fund will typically have investments located in a number of different countries, which may include the U.S. The Fund may invest in companies located in countries with emerging securities markets.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging and other purposes. The Fund may also enter into currency forwards or futures contracts and related options for the purpose of currency hedging and other purposes.

The Fund is actively managed against the FTSE-EPRA-NAREIT Global Real Estate Securities Index.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

Principal-REI has been the Fund’s Sub-Advisor since the Fund’s inception.

106 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future

Average Annual Total Returns (%) (with Maximum Sales Charge)(1)

For the periods ended December 31, 2007	Life of Fund
Institutional	-12.16
(after taxes on distributions)(2)	-12.49
(after taxes on distributions and sale of shares)(2)	-7.90
FTSE-EPRA-NAREIT Global Real Estate Securities Index(3)	-11.93
Morningstar Specialty — Real Estate Category Average	-12.14

(1)	Institutional Class shares commenced operations on October 1, 2007.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangement such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary — Investment Results.”

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
Estimated For the Period ended October 31, 2007	Class
Management Fees	0.90%
Other Expenses	0.61

Total Annual Fund Operating Expenses	1.51%
Expense Reimbursement(1)	0.56

Net Expenses	0.95%

(1)	Principal has contractually agreed to limit the Fund’s expenses attributable to Institutional class shares and, if necessary, pay expenses normally payable by the Fund, excluding interest expense, through the period ending February 28, 2009. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 0.95%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$97	$413	$762	$1,746

Principal Investors Fund	RISK/RETURN SUMMARY 107
www.principal.com

International Emerging Markets Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. Under normal conditions, at least 80% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in emerging market country equity securities. For this Fund, the term “emerging market country” means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. PGI focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark. The Fund may invest assets in smaller or mid capitalization companies.

The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal office is emerging market countries;
•	the company’s principal securities trading market is an emerging market country; and
•	the company, regardless of where its securities are traded, derives 50% or more of its total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may actively trade securities in an attempt to achieve its investment objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Market Segment (Small and MidCap) Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Emerging Market Risk
•	Securities Lending Risk
•	Small Company Risk
•	Active Trading Risk
•	Underlying Fund Risk

108 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’01	26.86%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-23.81%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	41.85	39.22	24.28
(after taxes on distributions)(2)	35.28	36.30	22.36
(after taxes on distributions and sale of shares)(2)	28.89	33.95	20.94
MSCI Emerging Markets Free Index-NDTR(3)	39.39	37.00	23.62
Morningstar Diversified Emerging Markets Category Average	36.68	35.18	22.27

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 109
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) a Percentage of Average Daily Net Assets

For The Period Ended October 31, 2007
Management Fees	1.19%
Other Expenses	0.10

Total Annual Fund Operating Expenses(1)	1.29%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$131	$409	$708	$1,556

110 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

International Growth Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests in common stocks and other securities of companies domiciled in any of the nations of the world. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. The Fund invests in securities of companies that meet all of the following criteria:

•	the company’s principal place of business or principal offices outside the U.S.;
•	the company’s principal securities trading market is outside the U.S.; and
•	the company, regardless of where its securities are traded, that derives 50% or more of its total revenue from either goods or services produced or sales made outside the U.S.

The equity management philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selection on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Growth Stock Risk

•	Market Segment (LargeCap) Risk

•	Underlying Fund Risk
•	Securities Lending Risk

PGI became the Sub-Advisor to the Fund on November 1, 2002.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	18.41%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-21.38%

Principal Investors Fund	RISK/RETURN SUMMARY 111
www.principal.com

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	12.50	23.90	9.71
(after taxes on distributions)(2)	10.46	21.89	8.37
(after taxes on distributions and sale of shares)(2)	9.76	20.47	7.95
CITI World Ex-US BMI Growth Index(3)	13.39	22.06	7.42
MSCI World Ex-US Growth Index(3)(4)	18.03	20.59	6.99
Morningstar Foreign Large Growth Category Average	16.26	20.90	6.64

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 6, 2000).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.97%
Other Expenses	0.03

Total Annual Fund Operating Expenses(1)	1.00%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$102	$318	$552	$1,225

112 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners Global Equity Fund
(effective 06/13/2008, this Fund will be known as Global Equity Fund I)

Sub-Advisor(s):	J.P. Morgan Investment Management, Inc. (“J.P. Morgan”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking growth of capital who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Fund invests, under normal circumstances, at least 80% of the value of its assets in equity securities of large market capitalizations (those companies with market capitalizations greater than $5 billion, similar to companies in the MSCI World Index) at the time of purchase. The Fund invests in a diversified portfolio of equity securities of companies located or operating in developed countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Sub-Advisor, J.P. Morgan, selects companies on the basis of fundamental, thematic and quantitative analysis. The analysis is performed by:

•	the locally based regional specialists who provide local market insights, including an assessment of:

•	Business characteristics: recurring demand for product and identifiable competitive advantage;
•	Financial characteristics: cash flow generation and improving returns on capital;
•	Management factors: focus on shareholder return and long-term strategic planning; and
•	Valuation: earnings and return based.

•	the global sector specialists who provide global industry insights and build upon the local market analysis by seeking to determine which are the best stock ideas in each industry globally; and
•	the portfolio construction team which captures the analysis done by the local and global teams and constructs a portfolio.

The Sub-Advisor may sell a stock for the following reasons:

•	the global sector specialist downgrades a company (e.g. relative outperformance leads to a less attractive valuation); or
•	portfolio construction issues in terms of stock, sector or country weightings.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Small Company Risk
•	Foreign Securities Risk

•	Market Segment (LargeCap) Risk

•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Emerging Markets Risk
•	MidCap Stock Risk

J.P. Morgan has been the Fund’s Sub-Advisor since March 1, 2005.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Principal Investors Fund	RISK/RETURN SUMMARY 113
www.principal.com

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	7.87%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-1.77%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	5.78	11.24
(after taxes on distributions)(2)	4.18	10.42
(after taxes on distributions and sale of shares)(2)	5.56	9.64
MSCI World Index-ND(3)	9.04	13.77
Morningstar World Stock Category Average	11.28	14.57

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2005).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.95%
Other Expenses	0.11

Total Annual Fund Operating Expenses(1)	1.06%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Examples
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$108	$337	$585	$1,294

114 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Partners International Fund
(effective 06/13/2008, this Fund will be known as International Fund I)

Sub-Advisor(s):	Pyramis Global Advisors, LLC (“Pyramis”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

Main Strategies and Risks
The Sub-Advisor, Pyramis, normally invests the Fund’s assets primarily in non-U.S. securities. Pyramis normally invests the Fund’s assets primarily in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the MSCI EAFE (Europe, Australia, Far East) Index - ND (as of December 31, 2007 this range was between approximately $326 million and $460 billion)) at the time of purchase. Pyramis normally diversifies the Fund’s investments across different countries and regions. In allocating the investments across countries and regions, Pyramis will consider the size of the market in each country and region relative to the size of the international market as a whole.

In buying and selling securities for the Fund, Pyramis relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates and management. These securities may then be analyzed using statistical models to further evaluate growth potential, valuation, liquidity and investment risk. In buying and selling securities for the Fund, Pyramis invests for the long term and selects those securities it believes offer strong opportunities for long-term growth of capital and are attractively valued.

Pyramis may use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund’s exposure to changing security prices or other factors that affect security values. If Pyramis’s strategies do not work as intended, the Fund may not achieve its objective.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Small Company Risk
•	Foreign Securities Risk
•	Market Segment (Small Cap and Mid Cap) Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Underlying Fund Risk
•	Mid Cap Stock Risk

Principal Investors Fund	RISK/RETURN SUMMARY 115
www.principal.com

Pyramis has been the Fund’s Sub-Advisor since December 29, 2003.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	14.66%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’05	-0.42%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	15.25	18.95
(after taxes on distributions)(2)	12.79	17.63
(after taxes on distributions and sale of shares)(2)	11.75	16.22
MSCI EAFE (Europe, Australia, Far East) Index - ND(3)	11.17	17.67
Morningstar Foreign Large Blend Category Average	12.71	17.36

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2003).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	1.08%
Other Expenses	0.04

Total Annual Fund Operating Expenses(1)	1.12%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$114	$356	$617	$1,363

116 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal-REI”)

Objective:	The Fund seeks to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	equity REITs, which primarily own property and generate revenue from rental income;
•	mortgage REITs, which invest in real estate mortgages; and
•	hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal-REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk
•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Non-Diversification Risk
•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

Principal Investors Fund	RISK/RETURN SUMMARY 117
www.principal.com

Principal-REI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	17.53%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-11.61%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class (before taxes)	-17.49	19.29	16.40
(after taxes on distributions)(2)	-21.07	16.95	14.31
(after taxes on distributions and sale of shares)(2)	-7.07	16.51	13.89
MSCI US REIT Index(3)	-16.82	17.91	15.03
Morningstar Specialty-Real Estate Category Average	-14.66	17.70	14.99

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class Shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.83%

Total Annual Fund Operating Expenses	0.83%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$85	$265	$460	$1,025

118 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime Funds

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund are: Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective:	The investment objective of each of the Principal LifeTime 2010, 2015, 2020, 2025, 2030, 2035, 2040, 2045, 2050 and 2055 Funds is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor’s discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

Principal Investors Fund	RISK/RETURN SUMMARY 119
www.principal.com

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	High Yield Securities Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest in foreign investments, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Principal LifeTime Fund is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

120 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of October 31, 2007, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below. The allocations for the Principal LifeTime 2015, Principal LifeTime 2025, Principal LifeTime 2035, Principal LifeTime 2045, and Principal LifeTime 2055 Funds because they did not commence operations until February 29, 2008 are estimated.

											Principal
	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2015	2020	2025	2030	2035	2040	2045	2050	2055	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Bond & Mortgage Securities Fund	25.62%	23.00%	18.78%	15.20%	10.32%	7.90%	4.65%	3.20%	1.90%	2.10%	42.84%
Disciplined LargeCap Blend Fund	9.41	8.37	11.37	10.21	12.37	11.60	12.57	12.49	12.45	12.70	3.78
High Yield Fund	2.01	4.70	2.86	5.00	3.29	5.00%	3.56	5.00	3.65	4.90	—
High Yield Fund II	0.65	—	0.83	—	0.91	—	0.95	—	1.00	—	—
Inflation Protection Fund	3.40	1.50	—	—	—	—	—	—	—	—	13.00
International Emerging Markets Fund	2.93	2.80	3.94	3.50	4.52	3.90	5.07	4.20	5.10	4.00	—
International Growth Fund	9.13	9.31	11.60	11.35	13.31	12.86	14.34	13.84	15.10	14.30	4.14
LargeCap Growth Fund	4.28	4.35	5.14	5.30	6.21	6.03	6.74	6.49	7.26	6.60	2.02
LargeCap Value Fund	2.54	3.16	3.09	3.86	3.79	4.39	4.24	4.72	4.46	4.80	1.55
Partners International Fund	5.16	4.88	6.23	5.95	7.17	6.75	7.82	7.26	7.86	7.50	2.48
Partners LargeCap Blend Fund I	4.94	4.42	5.78	5.38	6.25	6.12	6.61	6.59	6.51	6.70	2.33
Partners LargeCap Growth Fund I	4.26	5.14	5.65	6.27	6.50	7.13	7.65	7.67	7.97	7.80	1.64
Partners LargeCap Value Fund	2.47	3.17	3.15	3.86	3.57	4.39	4.20	4.72	4.40	4.80	1.67
Partners LargeCap Value Fund I	2.57	3.17	3.24	3.86	3.83	4.39	4.26	4.72	4.65	4.80	—
Partners MidCap Growth Fund	—	1.19	1.43	1.45	1.76	1.64	1.84	1.77	1.96	1.80	—
Partners MidCap Value Fund I	—	1.19	1.12	1.45	1.51	1.64	1.59	1.77	1.68	1.80	—
Partners SmallCap Growth Fund I	—	1.19	—	1.45	1.16	1.64	1.49	1.77	1.88	1.80	—
Partners SmallCap Growth Fund III	1.55	1.19	1.92	1.45	1.62	1.64	1.69	1.77	1.77	1.80	—
Partners SmallCap Value Fund I	—	1.19	—	1.45	0.96	1.64	1.30	1.77	1.64	1.80	—
Preferred Securities Fund	6.21	6.30	5.22	5.30	4.23	4.30	3.23	3.30	2.67	3.00	6.59
Real Estate Securities Fund	5.82	6.30	4.81	5.30	3.93	4.30	3.38	4.00	3.40	4.00	4.36
SmallCap S&P 600 Index Fund	2.37	0.79	2.11	0.96	1.32	1.10	1.29	1.18	1.09	1.20	1.65
SmallCap Value Fund	1.40	1.19	1.73	1.45	1.47	1.64	1.53	1.77	1.60	1.80	—
Ultra Short Bond Fund	3.28	1.50	—	—	—	—	—	—	—	—	11.95

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Historical Performance
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

Principal Investors Fund	RISK/RETURN SUMMARY 121
www.principal.com

Principal LifeTime 2010 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.72%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-5.44%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	3.61	10.22	6.82
(after taxes on distributions)(2)	2.13	9.20	5.90
(after taxes on distributions and sale of shares)(2)	2.80	8.38	5.43
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2010 Blended Index(3)(5)	6.95	9.77	6.15
Morningstar Target-Date 2000-2014 Category Average	5.22	7.33	5.05

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 41.9% Russell 3000 Index, 15.1% MSCI EAFE NDTR-D Index, and 43.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

122 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2015 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
Class(1)
Management Fees	0.1225%
Other Expenses	0.0200%

Total Gross Operating Expenses	0.1425%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7000%

Total Annual Operating Expenses	0.8425%

(1)	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ended February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expense) (expressed as a percentage of average net assets on an annualized basis) not to exceed 0.1725%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Institutional Class	$86	$269

Principal Investors Fund	RISK/RETURN SUMMARY 123
www.principal.com

Principal LifeTime 2020 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	10.34%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-7.56%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	5.25	12.06	7.64
(after taxes on distributions)(2)	3.86	11.06	6.77
(after taxes on distributions and sale of shares)(2)	3.94	10.04	6.19
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2020 Blended Index(3)(5)	6.92	11.31	6.63
Morningstar Target-Date 2015-2029 Category Average	6.05	10.44	5.80

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 51.1% Russell 3000 Index, 19.4% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

124 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2025 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
Class(1)
Management Fees	0.1225%
Other Expenses	0.0100%

Total Gross Operating Expenses	0.1325%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7400%

Total Annual Operating Expenses	0.8725%

(1)	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ended February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expense) (expressed as a percentage of average net assets on an annualized basis) not to exceed 0.1725%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Institutional Class	$89	$278

Principal Investors Fund	RISK/RETURN SUMMARY 125
www.principal.com

Principal LifeTime 2030 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	11.44%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-9.97%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	6.25	13.06	7.67
(after taxes on distributions)(2)	4.86	12.10	6.84
(after taxes on distributions and sale of shares)(2)	4.64	10.98	6.26
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2030 Blended Index(3)(5)	6.86	12.24	6.75
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001)

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 57.3% Russell 3000 Index, 22.5% MSCI EAFE NDTR-D Index, and 20.2% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

126 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2035 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated for the year ended October 31, 2008
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
Class(1)
Management Fees	0.1225%
Other Expenses	0.0200%

Total Gross Operating Expenses	0.1425%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7500%

Total Annual Operating Expenses	0.8925%

(1)	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ended February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expense) (expressed as a percentage of average net assets on an annualized basis) not to exceed 0.1725%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Institutional Class	$91	$285

Principal Investors Fund	RISK/RETURN SUMMARY 127
www.principal.com

Principal LifeTime 2040 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	12.49%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.08%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	6.97	13.61	7.90
(after taxes on distributions)(2)	5.66	12.76	7.15
(after taxes on distributions and sale of shares)(2)	5.14	11.55	6.51
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2040 Blended Index(3)(5)	6.79	13.12	6.89
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 61.8% Russell 3000 Index, 24.7% MSCI EAFE NDTR-D Index, and 13.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

128 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2045 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
Class(1)
Management Fees	0.1225%
Other Expenses	0.0400%

Total Gross Operating Expenses	0.1625%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7700%

Total Annual Operating Expenses	0.9325%

(1)	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ended February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expense) (expressed as a percentage of average net assets on an annualized basis) not to exceed 0.1725%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Institutional Class	$95	$297

Principal Investors Fund	RISK/RETURN SUMMARY 129
www.principal.com

Principal LifeTime 2050 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income Funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.63%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.68%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	7.13	14.27	7.34
(after taxes on distributions)(2)	5.75	13.47	6.64
(after taxes on distributions and sale of shares)(2)	5.33	12.20	6.06
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime 2050 Blended Index(3)(5)	6.80	14.08	6.99
Morningstar Target-Date 2030+ Category Average	6.54	12.61	6.03

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

130 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Principal LifeTime 2055 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
As the inception date of the Fund is February 29, 2008, historical performance information is not available.

Estimated Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
Class(1)
Management Fees	0.1225%
Other Expenses	0.1400%

Total Gross Operating Expenses	0.2625%
Fee Reduction and/or Expense Reimbursement at Principal LifeTime Fund Level(1)	0.0900%

Net Expenses	0.1725%
Acquired Fund (“Underlying Fund”) Operating Expenses	0.7700%

Total Annual Fund Operating Expenses	0.9425%

(1)	Principal has contractually agreed to limit the Fund’s expenses and, if necessary, pay expenses normally payable by the Fund through the period ended February 28, 2009. The expense limit will maintain a total level of operating expenses (not including underlying fund expense) (expressed as a percentage of average net assets on an annualized basis) not to exceed 0.1725%.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3
Institutional Class	$96	$300

Principal Investors Fund	RISK/RETURN SUMMARY 131
www.principal.com

Principal LifeTime Strategic Income Fund

Principal Investment Strategies
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	7.04%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-3.33%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	1.73	8.16	5.91
(after taxes on distributions)(2)	−0.02	6.95	4.86
(after taxes on distributions and sale of shares)(2)	1.44	6.42	4.53
S&P 500 Index(3)	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D(3)	11.17	21.59	9.83
Russell 3000 Index(3)(4)	5.14	13.63	5.05
Principal LifeTime Strategic Income Blended Index(3)(5)	7.06	8.37	5.78
Morningstar Target-Date 2000-2014 Category Average	5.22	7.33	5.05

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(5)	The weightings for this blended index as of March 31, 2007, were 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

132 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Fees and Expenses of the Principal LifeTime Funds
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Institutional Class shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets*

Institutional Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For The Year Ended October 31, 2007	Fund	Fund	Fund	Fund	Fund		Fund
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
Other Expenses	0.0000	0.0000	0.0000	0.0000	0.0100		0.0100

Total Gross Operating Fees and Expenses	0.1225%	0.1225%	0.1225%	0.1225%	0.1325	%(1)	0.1325	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	0.7725%	0.8225%	0.8525%	0.8725%	0.8925%		0.6825%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$79	$247	$429	$957
Principal LifeTime 2020 Fund	84	263	456	1,016
Principal LifeTime 2030 Fund	87	272	473	1,052
Principal LifeTime 2040 Fund	89	278	484	1,075
Principal LifeTime 2050 Fund	91	285	494	1,099
Principal LifeTime Strategic Income Fund	70	218	380	850

Principal Investors Fund	RISK/RETURN SUMMARY 133
www.principal.com

Strategic Asset Management (“SAM”) Portfolios

Principal Investors Fund provides a broad selection of investment choices, including asset allocation strategies available through the Flexible Income, Conservative Balanced, Balanced, Conservative Growth, and Strategic Growth Portfolios (each a “Portfolio,” collectively the “Portfolios”). The SAM Portfolios currently offer you the opportunity to pursue a variety of specially constructed asset allocation strategies. The Portfolios are designed for long-term investors seeking total return or long-term capital appreciation. The SAM Portfolios invest principally in Institutional Class shares of the Equity Funds and Fixed-Income Funds (as identified in the Table of Contents) below and the Money Market Fund (“Underlying Funds”). Each of the SAM Portfolios may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the Sub-Advisor’s discretion. Each of the Underlying Funds is a series of Principal Investors Fund. The Sub-Advisor for the Portfolios is Edge Asset Management, Inc. (“Edge”).

Main Strategies for the Portfolios
In pursuing its investment objective, each Portfolio typically allocates its assets, within predetermined percentage ranges, among certain of the Underlying Funds described in this prospectus. The Portfolios may temporarily exceed one or more of the applicable percentage limits for short periods. The percentages reflect the extent to which each Portfolio will normally invest in the particular market segment represented by each Underlying Fund, and the varying degrees of potential investment risk and reward represented by each Portfolio’s investments in those market segments and their corresponding Underlying Funds. Edge may alter these percentage ranges when it deems appropriate. The assets of each Portfolio will be allocated among the Underlying Funds in accordance with its investment objective, Edge’s outlook for the economy and the financial markets, and the relative market valuations of the Underlying Funds.

In addition, in order to meet liquidity needs or for temporary defensive purposes, each Portfolio may invest, without limit, directly in stock or bond index futures and options thereon and the following short-term instruments:

•	short-term securities issued by the U.S. government, its agencies, instrumentalities, authorities, or political subdivisions;
•	other short-term fixed-income securities rated A or higher by Moody’s Investors Services, Inc. (“Moody’s”), Fitch Ratings (“Fitch”), or Standard & Poor’s (“S&P”) or, if unrated, of comparable quality in the opinion of Edge;
•	commercial paper, including master notes;
•	bank obligations, including negotiable certificates of deposit, time deposits, and bankers’ acceptances; and
•	repurchase agreements.

At the time a Portfolio invests in any commercial paper, bank obligations, or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P or equivalent ratings by Fitch; if no such ratings are available, the investment must be of comparable quality in the opinion of Edge. In addition to purchasing shares of the Funds, a Portfolio may use futures contracts and options in order to remain effectively fully invested in proportions consistent with Edge’s current asset allocation strategy for the Portfolio. Specifically, each Portfolio may enter into futures contracts and options thereon, provided that the aggregate deposits required on these contracts do not exceed 5% of the Portfolio’s total assets. A Portfolio may also use futures contracts and options for bona fide hedging purposes. Futures contracts and options may also be used to reallocate the Portfolio’s assets among asset categories while minimizing transaction costs, to maintain cash reserves while simulating full investment, to facilitate trading, to seek higher investment returns, or to simulate full investment when a futures contract is priced attractively or is otherwise considered more advantageous than the underlying security or index.

134 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

The principal investment strategies for each Portfolio are further described below in the description of each of the Portfolios, but there are some general principles Edge applies in making investment decisions. When making decisions about how to allocate a Portfolio’s assets, Edge will generally consider, among other things, the following factors:

Federal Reserve monetary policy	Government budget deficits	State and federal fiscal policies
Consumer debt	Tax policy	Trade pacts
Corporate profits	Demographic trends	Interest rate changes
Governmental elections	Mortgage demand	Business confidence
Employment trends	Business spending	Geopolitical risks
Consumer spending	Inflationary pressures	Wage and payroll trends
Currency flows	Housing trends	Investment flows
Commodity prices	GDP growth	Import prices
Yield spreads	Historical financial market returns	Factory capacity utilization
Stock market volume	Inventories	Market capitalization relative values
Capital goods expenditures	Investor psychology	Productivity growth
Historical asset class returns	Technology trends	Asset class correlations
Cyclical and secular economic trends	Risk/return characteristics	Business activity
Volatility analysis	Stock valuations	Performance attribution by allocation and sector
Consumer confidence

Main Risks
There can be no assurance that any Portfolio will achieve its investment objective. The net asset value of each Portfolio’s shares is affected by changes in the value of the shares of the Underlying Funds it owns. Each Portfolio’s investments are invested in the Underlying Funds and, as a result, the Portfolio’s performance is directly related to their performance. A Portfolio’s ability to meet its investment objective depends on the ability of the Underlying Funds to achieve their investment objectives.

Each Portfolio’s broad diversification is designed to help cushion severe losses in any one investment sector and moderate the Portfolio’s overall price swings. However, the Portfolio’s share price will fluctuate as the prices of the Underlying Funds rise or fall with changing market conditions.

Each Portfolio is subject to the particular risks of the Underlying Funds in the proportions in which the Portfolio invests in them.

The greater the investment by each Portfolio in Underlying Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Portfolio in Underlying Funds that invest primarily in bonds, or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Municipal Securities Risk
•	Prepayment Risk
•	Real Estate Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk
•	Eurodollar and Yankee Obligations Risk

The greater the investment by each Portfolio in Underlying Funds that invest in foreign investments, the greater the exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Principal Investors Fund	RISK/RETURN SUMMARY 135
www.principal.com

Each Portfolio is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an Underlying Fund may determine to pay a redemption request by a Portfolio wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Portfolios may hold portfolio securities until Edge determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Portfolios serve in the same capacities for the Underlying Funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Portfolios and the Underlying Funds. Because Edge and its affiliated companies earn different fees from the Underlying Funds in which the Portfolios invest, there may be a conflict between the interests of the Portfolios and the economic interests of Edge and its affiliates.

Edge has provided investment advice to each SAM Portfolios since its inception.

As of October 31, 2007, the Portfolios’ assets were allocated among the Underlying Funds as follows:

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Disciplined LargeCap Blend Fund	10.91%	7.47%	13.87%	5.83%	15.52%
Diversified International Fund	7.90	5.37	10.05	—	11.24
Equity Income Fund I	13.96	9.60	17.77	5.45	18.91
High Yield Fund II	4.40	5.68	2.45	6.63	3.73
Income Fund	9.79	17.09	4.02	24.44	—
International Emerging Markets Fund	2.19	1.47	2.81	—	3.09
LargeCap Growth Fund	18.78	12.59	23.35	8.45	25.64
MidCap Stock Fund	3.53	2.55	4.87	2.26	5.84
Money Market Fund	0.50	—	—	—	—
Mortgage Securities Fund	16.26	25.33	6.69	30.78	—
Real Estate Securities Fund	2.31	1.69	2.95	1.19	3.28
Short-Term Income Fund	0.84	5.28	—	11.53	—
SmallCap Growth Fund	1.93	1.24	2.59	1.07	2.78
SmallCap Value Fund	1.64	1.14	2.12	0.99	2.34
West Coast Equity Fund	5.06	3.50	6.46	1.38	7.63
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Other Common Risks. Each of the Portfolios may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options. Therefore, the Portfolios are subject to the risks associated with such investments including:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Derivatives Risk

Historical Performance
A bar chart and table showing the historical investment performance of each SAM Portfolio are provided with the description of each Portfolio. The bar chart for each Portfolio shows how the Portfolio’s total return has varied year-by year, and the table for the Portfolio shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Portfolio. A Portfolio’s past performance is not necessarily an indication of how the Portfolio will perform in the future. Each Portfolio’s investment return is net of the operating expenses of each of the Underlying Funds.

136 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Flexible Income Portfolio

Objective. The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income with some capital appreciation). In general, relative to the other Portfolios, the Flexible Income Portfolio should offer investors the potential for a high level of income and a low level of capital growth, while exposing them to a low level of principal risk.

Principal Investment Strategies. The Portfolios operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents

•	generally invests no more than 30% of its net assets in equity funds and

•	may invest up to 30% of its assets in any single equity fund.

The Portfolio may also invest in U.S. government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.13%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-2.01%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	5.96	6.58	6.10
(after taxes on distributions)(2)	4.01	5.20	4.31
(after taxes on distributions and sale of shares)(2)	4.40	4.92	4.20
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
20% S&P 500 Index and 80% Lehman Brothers Aggregate Bond Index(3)	6.93	6.22	6.24
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 137
www.principal.com

Conservative Balanced Portfolio

Objective. The Portfolio seeks to provide a high level of total return (consisting of reinvestment of income and capital appreciation), consistent with a moderate degree of principal risk. In general, relative to the other Portfolios, the Conservative Balanced Portfolio should offer investors the potential for a medium to high level of income and a medium to low level of capital growth, while exposing them to a medium to low level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	invests between 40% and 80% of its net assets in a combination of fixed-income funds and cash equivalents and between 20% and 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents and

•	may invest up to 30% of its assets in any single equity fund.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.00%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-4.84%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	7.60	8.61	5.28
(after taxes on distributions)(2)	5.63	7.45	3.72
(after taxes on distributions and sale of shares)(2)	5.81	6.88	3.61
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
40% S&P 500 Index and 60% Lehman Brothers Aggregate Bond Index(3)	6.77	7.97	6.37
Morningstar Conservative Allocation Category Average	4.53	7.13	4.91

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

138 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Balanced Portfolio

Objective. The Portfolio seeks to provide as high a level of total return (consisting of reinvested income and capital appreciation) as is consistent with reasonable risk. In general, relative to the other Portfolios, the Balanced Portfolio should offer investors the potential for a medium level of income and a medium level of capital growth, while exposing them to a medium level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	invests between 30% and 70% of its net assets in the equity funds and between 30% and 70% of its net assets in fixed-income funds and cash equivalents

•	may invest up to 30% of its assets in any single equity fund and

•	may invest up to 40% of its assets in any single fixed-income fund as well as cash equivalents.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	15.44%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-8.79%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	8.50	10.80	8.32
(after taxes on distributions)(2)	6.63	9.95	6.90
(after taxes on distributions and sale of shares)(2)	6.88	9.08	6.52
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index(3)	6.47	9.65	6.36
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 139
www.principal.com

Conservative Growth Portfolio

Objective. The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Conservative Growth Portfolio should offer investors the potential for a low to medium level of income and a medium to high level of capital growth, while exposing them to a medium to high level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	generally invests at least 60% of its net assets in equity funds

•	may invest up to 40% of its assets in any single equity fund and

•	may invest up to 30% of its assets in any single fixed-income fund as well as cash equivalents.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	22.16%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02 and Q3 ’01	-12.69%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	9.37	12.85	9.11
(after taxes on distributions)(2)	7.70	12.35	8.00
(after taxes on distributions and sale of shares)(2)	7.87	11.19	7.48
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
80% S&P 500 Index and 20% Lehman Brothers Aggregate Bond Index(3)	6.05	11.27	6.20
Morningstar Moderate Allocation Category Average	5.99	10.24	5.99

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

140 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Strategic Growth Portfolio

Objective. The Portfolio seeks to provide long-term capital appreciation. In general, relative to the other Portfolios, the Strategic Growth Portfolio should offer investors the potential for a high level of capital growth, and a corresponding level of principal risk.

Principal Investment Strategies. The Portfolio operates as a fund of funds and invests principally in underlying funds. The Portfolio:

•	generally invests at least 75% of its net assets in equity funds

•	may invest up to 50% of its assets in any single equity fund and

•	may invest up to 25% of its assets in any single fixed-income fund as well as cash equivalents.

The Portfolio may also invest in U.S. Government securities, fixed-income securities rated A or higher, commercial paper (including master notes), bank obligations, repurchase agreements, and strategic transactions (derivatives) such as futures contracts and options.

The Portfolio shares the principal risks of each Fund in which it invests as well as the risks associated with direct investments in the instruments listed in the foregoing paragraph, including derivatives risk and portfolio risk.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’99	25.23%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’01	-16.73%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	9.62	14.20	9.28
(after taxes on distributions)(2)	8.17	13.83	8.34
(after taxes on distributions and sale of shares)(2)	8.08	12.47	7.74
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.97
S&P 500 Index(3)	5.49	12.83	5.91
Russell 3000 Index(3)	5.14	13.63	6.22
Morningstar Large Blend Category Average	6.16	12.63	5.92

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on July 25, 1996. The Portfolio’s performance between 1996 and 1999 benefited from the agreement of the Portfolio’s previous adviser and its affiliates to limit the Portfolio’s expenses.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 141
www.principal.com

Fees and Expenses of the Portfolios
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Institutional Class shares of the SAM Portfolios during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the SAM Portfolios through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund Assets)

Institutional Class Shares
	Flexible	Conservative		Conservative	Strategic
	Income	Balanced	Balanced	Growth	Growth
For the year ended October 31, 2007	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Management Fees	0.31%	0.31%	0.31%	0.31%	0.31%

Total Gross Operating Fees and Expenses	0.31%	0.31%	0.31%	0.31%	0.31%
Acquired Fund (Underlying Fund) Operating Expenses	0.53%	0.57%	0.60%	0.63%	0.65%

Total Annual Fund Operating Expenses	0.84%	0.88%	0.91%	0.94%	0.96%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

Institutional Class Shares
	Number of years you own your shares
	1	3	5	10
Flexible Income Portfolio	$86	$268	$466	$1,037
Conservative Balanced Portfolio	90	281	488	1,084
Balanced Portfolio	93	290	504	1,120
Conservative Growth Portfolio	96	300	520	1,155
Strategic Growth Portfolio	98	306	531	1,178

142 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Money Market Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity

Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

•	to take advantage of market variations;
•	to generate cash to cover sales of Fund shares by its shareholders; or
•	upon revised credit opinions of the security’s issuer.

The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

•	securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
•	securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
•	bank obligations including:

•	certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,
•	bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

•	commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
•	corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
•	repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
•	taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Principal Investors Fund	RISK/RETURN SUMMARY 143
www.principal.com

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Municipal Securities Risk
•	Fixed-Income Securities Risk
•	Eurodollar and Yankee Obligations Risk
•	U.S. Government Sponsored Securities Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q1 ’01	1.31%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’04	0.17%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	5.01	2.89	2.87
Lehman Brothers U.S. Treasury Bellwethers 3 Month Index	5.11	3.08	3.09

Index performance does not reflect deductions for fees, expenses or taxes.

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.
To obtain the Fund’s current yield, call 1-800-222-5852.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.38%
Other Expenses	0.01%

Total Annual Fund Operating Expenses	0.39%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$40	$125	$219	$493

144 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Short-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in short-term fixed-income securities. Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of not more than three years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or probable securities may be adjusted to reflect the judgment of PGI regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its net assets (plus any borrowings for investment purposes) in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service or Moody’s Investors Service, Inc. or, if unrated, in the opinion of PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The Fund may invest up to 15% of its assets in below-investment-grade fixed-income securities (“junk bonds”) and lend its portfolio securities to brokers, dealers and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

64.12% in securities rated Aaa

5.29% in securities rated Aa

7.30% in securities rated A

17.55% in securities rated Baa

3.59% in securities rated Ba

2.11% in securities rated B

0.03% in securities rated Caa

0.00% in securities rated Ca

0.01% in securities rated C

The above percentage for Caa rated securities include unrated securities in the amount of 0.01% which have been determined by PGI to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Active Trading Risk
•	Prepayment Risk
•	Real Estate Securities Risk

Principal Investors Fund	RISK/RETURN SUMMARY 145
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.86%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.58%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	3.64	2.88	4.28
(after taxes on distributions)(2)	1.77	1.70	3.12
(after taxes on distributions and sale of shares)(2)	2.35	1.90	3.19
Lehman Brothers MF (1-3) US Government Credit Index(3)(4)	6.83	3.37	4.54
Lehman Brothers Mutual Fund 1-5 Gov’t/Credit Index(3)	8.16	3.30	4.98
Morningstar Short-Term Bond Category Average	4.29	2.89	3.80

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

146 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.40%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.41%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$42	$132	$230	$518

Principal Investors Fund	RISK/RETURN SUMMARY 147
www.principal.com

Short-Term Income Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests in high quality short-term bonds and other fixed-income securities that, at the time of purchase, are rated in one of the top four rating categories by one or more nationally recognized statistical rating organizations (“NRSRO”) or, in the opinion of Edge, are of comparable quality (“investment-grade”). Under normal circumstances, the Fund maintains an effective maturity of five years or less and a dollar-weighted average duration of three years or less. The Fund’s investments may also include corporate securities, U.S. and foreign government securities, repurchase agreements, mortgage-backed and asset-backed securities, and real estate investment trust securities.

The Fund may invest up to 10% of its assets in foreign fixed-income securities, primarily bonds of foreign governments or their political subdivisions, foreign companies and supranational organizations, including non-U.S. dollar-denominated securities and U.S. dollar-denominated fixed-income securities issued by foreign issuers and foreign branches of U.S. banks. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may invest up to 5% of its assets in preferred stock. The Fund may engage in certain options transactions, enter into financial futures contracts and related options for the purpose of portfolio hedging, and enter into swaps and currency forwards or futures contracts and related options for the purpose of currency hedging. The Fund may invest in certain illiquid investments, such as privately placed securities, including restricted securities. The Fund may borrow money, enter into dollar roll transactions in aggregate of up to 33 1/3% of its total assets. The Fund may invest up to 25% of its total assets in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of similar assets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	Foreign Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Exchange Rate Risk
•	Securities Lending Risk
•	Underlying Fund Risk
•	Prepayment Risk
•	Real Estate Securities Risk

148 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Edge has provided investment advice to the Fund since the Fund’s inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	3.25%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.62%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	4.79	3.55	5.00
(after taxes on distributions)(2)	3.12	2.12	3.10
(after taxes on distributions and sale of shares)(2)	3.09	2.19	3.10
Citigroup Broad Investment-Grade Credit 1-3 Years Index(3)	5.75	3.94	5.50
Morningstar Short-Term Bond Category Average	4.29	2.88	4.41

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on November 1, 1993.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.49%
Other Expenses	0.02

Total Annual Fund Operating Expenses	0.51%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$52	$164	$285	$640

Principal Investors Fund	RISK/RETURN SUMMARY 149
www.principal.com

Ultra Short Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income while seeking capital preservation.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in high quality, short-term fixed-income securities. Under normal circumstances, the Fund maintains a dollar-weighted effective maturity of not more than 2.5 years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	debt securities of U.S. issuers rated in the four highest grades by Standard & Poor’s Rating Service (“S&P) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, in the opinion of the PGI of comparable quality; and
•	mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Fund’s assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are “investment grade.” While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.

The Fund may invest up to 15% of its assets in below-investment grade fixed-income securities (“junk bonds”) and may lend its portfolio securities to brokers, dealers, and other financial institutions. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

53	.17% in securities rated Aaa	14	.21% in securities rated Baa	0	.02% in securities rated Caa
7	.89% in securities rated Aa	4	.47% in securities rated Ba	0	.03% in securities rated Ca
17	.10% in securities rated A	3	.09% in securities rated B	0	.02% in securities rated C

The above percentages for Aaa, Aa, A, Baa, Ba, and B rated securities include unrated securities in the amount of 0.04%, 0.03%, 0.19%, 0.02%, 0.02% and 0.01% respectively, which have been determined by PGI to be of comparable quality.

150 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Prepayment Risk
•	Active Trading Risk
•	Underlying Fund Risk

Principal has been the Fund’s Sub-Advisor since June 15, 2001.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

On July 29, 2004, the Fund converted to a money market fund. On May 27, 2005, the Fund converted to an ultra short term bond fund.

Highest return for a quarter during the period of the bar chart above:	Q3 ’05	1.77	%(2)
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-1.82%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years		Life of Fund
Institutional Class	-1.88	2.51	(2)	2.93	(2)
(after taxes on distributions)(3)	-3.76	1.14	(2)	1.49	(2)
(after taxes on distributions and sale of shares)(3)	-1.19	1.36	(2)	1.65	(2)
6-Month LIBOR Index(4)	5.61	3.36		3.13
Morningstar Ultrashort Bond Category Average	2.42	2.51		2.73

(1)	Institutional Class shares were first sold on June 15, 2001.

(2)	During 2005, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.
(3)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(4)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 151
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For the Year Ended October 31, 2007	Class
Management Fees	0.40%
Other Expenses	0.01

Total Fund Operating Expenses(1)	0.41%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$42	$132	$230	$518

152 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Bond & Mortgage Securities Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or

•	securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

65	.64% in securities rated Aaa	13	.10% in securities rated Baa	0	.22% in securities rated Caa
4	.50% in securities rated Aa	4	.40% in securities rated Ba	0	.07% in securities rated Ca
7	.94% in securities rated A	4	.12% in securities rated B	0	.01% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities
•	Active Trading Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Prepayment Risk
•	Derivatives Risk
•	High Yield Securities Risk
•	Securities Lending Risk
•	U.S. Government Securities Risk
•	Portfolio Duration Risk
•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 153
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.20%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.30%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	3.11	3.77	5.18
(after taxes on distributions)(2)	1.20	2.57	4.03
(after taxes on distributions and sale of shares)(2)	2.01	2.68	3.99
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.99

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.52%

Total Annual Fund Operating Expenses	0.52%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$53	$167	$291	$653

154 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Government & High Quality Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its net assets, plus any borrowings for investment purposes) in securities that are AAA rated or issued by the U.S. government, its agencies or instrumentalities. The Fund may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor’s Corporation or Aaa by Moody’s Investor Services, Inc. or, if unrated, determined by PGI to be of equivalent quality.

PGI seeks undervalued securities that represent good long-term investment opportunities. Securities may be sold when PGI believes they no longer represent good long-term value.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.17%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.55%

Principal Investors Fund	RISK/RETURN SUMMARY 155
www.principal.com

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	4.56	3.23	4.63
(after taxes on distributions)(2)	2.80	2.07	3.54
(after taxes on distributions and sale of shares)(2)	2.94	2.23	3.56
Lehman Brothers Government/Mortgage Index(3)	7.72	4.28	5.58
Morningstar Intermediate Government Category Average	6.09	3.27	4.58

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.
For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.40%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.41%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$42	$132	$230	$518

156 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

High Quality Intermediate-Term Bond Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in intermediate term fixed-income securities rated A or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). Under normal circumstances, the Fund maintains an effective maturity of four years or less and a dollar-weighted effective maturity of greater than three and less than ten years. In determining the average effective maturity of the Fund’s assets, the maturity date of a callable security or prepayable securities may be adjusted to reflect PGI’s judgment regarding the likelihood of the security being called or prepaid. The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests at least 80% of its assets in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
•	mortgage-backed securities representing an interest in a pool of mortgage loans;
•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top three categories by S&P or Moody’s or, if not rated, in PGI’s opinion, of comparable quality; and
•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common stock and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
•	securities rated less than the three highest grades of S&P or Moody’s but not lower than BBB- (S&P) or Baa3 (Moody’s) (i.e. less than investment grade).
Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk

Principal Investors Fund	RISK/RETURN SUMMARY 157
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’02	4.68%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.22%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class	3.19	3.63	5.22
(after taxes on distributions)(2)	1.44	2.10	3.42
(after taxes on distributions and sale of shares)(2)	2.08	2.22	3.40
Lehman Brothers Aggregate Bond Index(3)	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.99

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

158 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.40%
Other Expenses	0.02

Total Annual Fund Operating Expenses(1)	0.42%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$43	$135	$235	$530

Principal Investors Fund	RISK/RETURN SUMMARY 159
www.principal.com

High Yield Fund
(effective 06/13/2008, this Fund will be known as High Yield Fund I)

Sub-Advisor(s):	J.P. Morgan Investment Management, Inc. (“J.P. Morgan”) and Lehman Brothers Asset Management LLC (“Lehman Brothers”)

Objective:	The Fund seeks high current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking asset class diversification by investing in a fixed-income mutual fund and who are willing to accept the risks associated with investing in “junk bonds.”

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its assets in high yield, below investment grade quality debt and other income-producing securities including, corporate bonds, corporate loan participations and assignments, convertible securities, preferred securities, asset-backed securities, credit default swaps, and securities of companies in bankruptcy proceedings or otherwise in the process of debt restructuring. The “high yield” securities in which the Fund invests are commonly known as “junk bonds.” These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative with respect to the issuer’s ability to pay interest and to repay principal.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund’s total assets (including the value of all assets received as collateral for loan). In connection with such loans the Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.

The Fund primarily invests its assets in securities rated Ba1 or lower by Moody’s Investor Service, Inc. (“Moody’s”) or BB+ or lower by Standard & Poor’s Rating Service (“S&P”). The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. The Statement of Additional Information contains descriptions of the securities rating categories.

Sub-Advisor, Lehman Brothers, believes that superior high yield investment results can be achieved throughout all market cycles using a proactive investment process that incorporates experience and investment judgment supported by risk management techniques. Lehman Brothers believes that successful high yield investing is driven by strict discipline that seeks to avoid credit deterioration, select securities in which the spread is attractive on a relative value basis, and rotate across credit tiers and industry sectors.

During the fiscal year ended October 31, 2007, the average rating of the Fund’s assets, based on market value at each month-end, were as follows (all rating are by Moody’s):

0.00% in securities rated Aaa

0.00% in securities rated Aa

0.03% in securities rated A

0.84% in securities rated Baa

29.74% in securities rated Ba

58.06% in securities rated B

8.53% in securities rated Caa

2.26% in securities rated Ca

0.54% in securities rated C

The above percentage for Ba rated securities includes unrated securities in the amount of 0.07% which have been determined by J.P. Morgan and Lehman Brothers to be of comparable quality.

Principal determines the portion of the fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash

160 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Among the principal risks (defined in Appendix A) of investing in the Funds are:

•	Fixed-Income Securities Risk

•	High Yield Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Municipal Securities Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Portfolio Duration Risk
•	Prepayment Risk
•	Underlying Fund Risk

Effective July 19, 2007, J.P. Morgan and Lehman Brothers became sub-advisors to the Fund.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q4 ’06	3.48%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-1.06%

Average annual total returns (%)

For the period ended December 31, 2007	1 Year	Life of Fund
Institutional Class (before taxes)	2.53	5.12
(after taxes on distributions)(2)	1.44	3.46
(after taxes on distributions and sale of shares)(2)	1.65	3.41
Lehman Brothers High Yield Composite Bond Index(3)	−8.11	5.39
Lehman Brothers U.S. Corporate High Yield - 2% Issuer Capped Index(3)(4)	−7.76	5.38
Morningstar High Yield Bond Category	1.47	4.60

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)	Index performance does not reflect deductions for fees, expenses or taxes.

(4)	This index is now the benchmark against which the Fund measures its performance. The Manager and the portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Principal Investors Fund	RISK/RETURN SUMMARY 161
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.65%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.66%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$67	$211	$368	$822

162 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

High Yield Fund II
(effective 06/13/2008, this Fund will be known as High Yield Fund)

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a relatively high level of current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities and emerging markets.

Main Strategies and Risks
The Fund invests primarily in high-yield, high-risk, below-investment grade fixed-income securities (sometimes called “junk bonds”), which may include foreign investments. The Fund invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed-income securities (including convertible securities and preferred stocks) rated lower than BBB by S&P or Fitch or rated lower than Baa by Moody’s or of equivalent quality as determined by Edge. The remainder of the Fund’s assets may be invested in any other securities Edge believes are consistent with the Fund’s objective, including higher rated fixed-income securities, common stocks, real estate investment trusts and other equity securities. The Fund may also invest in securities of foreign issuers, including those located in developing or emerging countries, and engage in hedging strategies involving options. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

1.80% in securities rated Aaa

0.21% in securities rated Aa

0.00% in securities rated A

4.60% in securities rated Baa

17.17% in securities rated Ba

52.89% in securities rated B

18.33% in securities rated Caa

4.35% in securities rated Ca

0.65% in securities rated C

The above percentages for Aaa, Aa, Baa, Ba, B, Caa, and Ca rated securities include unrated securities in the amount of 0.27%, 0.21%, 0.30%, 069%, 6.11%, 1.89%, and 0.72% respectively, which have been determined by Edge to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Equity Securities Risk
•	Portfolio Duration Risk
•	Derivatives Risk
•	Foreign Securities Risk
•	Small Company Risk
•	Emerging Market Risk
•	Underlying Fund Risk
•	Real Estate Securities Risk
•	Exchange Rate Risk
•	Securities Lending Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

Principal Investors Fund	RISK/RETURN SUMMARY 163
www.principal.com

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	11.11%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’00	-5.45%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class (before taxes)	6.10	13.34	8.26
(after taxes on distributions)(2)	2.70	10.09	4.46
(after taxes on distributions and sale of shares)(2)	4.43	9.67	4.64
Citigroup US High Yield Market Capped Index(3)	2.59	10.64	NA
Morningstar High Yield Bond Category	1.47	9.50	4.04

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on April 8, 1998.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.52%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.53%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$54	$170	$296	$665

164 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Income Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a high level of current income consistent with preservation of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund, and who are willing to accept the risks associated with investing in “junk bonds,” foreign securities, and REIT securities.

Main Strategies and Risks
Under normal circumstances, the Fund invests primarily in a diversified pool of fixed-income securities including corporate securities, U.S. government securities, and mortgage-backed securities (including collateralized mortgage obligations), up to 35% of which may be in below investment-grade fixed-income securities (sometimes called “junk bonds”). The Fund may also invest in convertible securities and real estate investment trust (“REIT”) securities.

The Fund may also invest in securities denominated in foreign currencies and receive interest, dividends and sale proceeds in foreign currencies. The Fund may engage in foreign currency exchange transactions for hedging or non-hedging purposes and may purchase and sell currencies on a spot (i.e. cash) basis, enter into forward contracts to purchase or sell foreign currencies at a future date, and buy and sell foreign currency futures contracts. The Fund may enter into dollar roll transactions, which may involve leverage and purchase and sell interest rate futures and options.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

36.24% in securities rated Aaa
 7.64% in securities rated Aa
 6.67% in securities rated A
32.57% in securities rated Baa
 4.27% in securities rated Ba
 8.37% in securities rated B
3.82% in securities rated Caa
0.08% in securities rated Ca
0.34% in securities rated C

The above percentages for Aaa, Baa, Ba, B, and Caa rated securities include unrated securities in the amount of 8.99%, 0.03%, 0.04%, 0.11%, and 0.60% respectively, which have been determined by Edge to be of comparable quality.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Underlying Fund Risk
•	High Yield Securities Risk
•	Portfolio Duration Risk
•	Real Estate Securities Risk
•	Foreign Securities Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Principal Investors Fund	RISK/RETURN SUMMARY 165
www.principal.com

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	4.71%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.77%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	5.85	5.61	6.22
(after taxes on distributions)(2)	3.77	3.50	3.69
(after taxes on distributions and sale of shares)(2)	3.76	3.55	3.74
Citigroup Broad Investment-Grade Bond Index(3)	7.22	4.55	6.02
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	5.16

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on December 15, 1975.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.50%
Other Expenses	0.01

Total Annual Fund Operating Expenses	0.51%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$52	$164	$285	$640

166 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Inflation Protection Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income and real (after-inflation) total returns.

Investor Profile:	The Fund may be an appropriate investment for investors who want their income and principal investments to keep pace with inflation over time.

Main Strategies and Risks
Under normal circumstances, the Fund invests primarily in inflation protected debt securities. Inflation protected debt securities are designed to provide a “real rate of return” - a return after adjusting for the impact of inflation. Inflation - a rise in the general price level - erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 8% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 5%. The investment’s inflation adjustment is based on a designated inflation index (such as the Consumer Price Index for Urban Consumers) and typically is applied monthly to the principal of the security. The fixed coupon rate of the security is based on the adjusted principal so that as inflation increases, both the principal value and the interest payments increase. Because this inflation adjustment feature is designed to mitigate a major risk, inflation protected debt securities typically have lower nominal yields than conventional fixed-rate debt securities.

The Fund may invest in:

•	inflation protected debt securities issued by the U.S. Treasury and U.S. Government sponsored entities as well as inflation protected debt securities issued by corporations;
•	inflation protected debt securities issued by foreign governments and corporations that are linked to a non-U.S. inflation rate;
•	floating rate notes;
•	adjustable rate mortgages;
•	derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities; and
•	commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures.

The Fund may invest up to 15% of assets in high yield securities (“junk bonds”) but not in securities rated lower than CCC- or Caa3 by S&P or Moody’s or, if unrated, determined by PGI to be of comparable quality.

The Fund may invest up to 20% of its assets in securities denominated in foreign currencies. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may also lend its portfolio securities to brokers, dealers and other financial institutions.

PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

Principal Investors Fund	RISK/RETURN SUMMARY 167
www.principal.com

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

73.43% in securities rated Aaa
 4.80% in securities rated Aa
 5.94% in securities rated A

10.57% in securities rated Baa
 3.33% in securities rated Ba
 1.90% in securities rated B

0.01% in securities rated Caa
0.00% in securities rated Ca
0.02% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	High Yield Securities Risk
•	Underlying Fund Risk
•	U.S. Government Sponsored Securities Risk
•	Foreign Securities Risk
•	Derivatives Risk
•	Portfolio Duration Risk
•	Securities Lending Risk
•	Exchange Rate Risk
•	Prepayment Risk
•	U.S. Government Securities Risk

Principal has been the Fund’s Sub-Advisor since December 29, 2004.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q3 ’06	3.40%
Lowest return for a quarter during the period of the bar chart above:	Q1 ’06	-2.11%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	Life of Fund
Institutional Class	6.08	3.05
(after taxes on distributions)(2)	3.38	1.12
(after taxes on distributions and sale of shares)(2)	3.92	1.48
Lehman Brothers US Treasury TIPS Index(3)	11.64	4.94
Morningstar Inflation-Protected Bond Category Average	9.86	3.89

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (December 29, 2004).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

168 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.40%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.41%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$42	$132	$230	$518

Principal Investors Fund	RISK/RETURN SUMMARY 169
www.principal.com

Mortgage Securities Fund

Sub-Advisor(s):	Edge Asset Management, Inc. (“Edge”)

Objective:	The Fund seeks to provide a high level of current income consistent with safety and liquidity.

Investor Profile:	The Fund may be appropriate for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
The Fund invests primarily in mortgage-backed securities, including collateralized mortgage obligations. The Fund may also invest in dollar rolls, which may involve leverage.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in mortgage-backed securities, including collateralized mortgage obligations, and in other obligations that are secured by mortgages or mortgage-backed securities, including repurchase agreements. The Fund may also invest in U.S. government securities. Certain issuers of U.S. government securities are sponsored or chartered by Congress but their securities are neither issued or guaranteed by the U.S. Treasury. The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions. The Fund may use futures, options, swaps and derivative instruments to “hedge” or protect its portfolio from adverse movements in securities prices and interest rates.

The Fund invests in mortgage securities which represent good longer term value, taking into account potential returns, prepayment and credit risk as well as deal-structure where appropriate. The Fund also invests in Treasury and Agency securities primarily for duration and liquidity management purposes.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Portfolio Duration Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	U.S. Government Securities Risk
•	Credit and Counterparty Risk
•	Prepayment Risk
•	Underlying Fund Risk
•	Securities Lending Risk

Edge has provided investment advice to the Fund since the Fund’s inception.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.31%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-1.05%

170 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	10 Years
Institutional Class (before taxes)	6.34	3.88	5.39
(after taxes on distributions)(2)	4.49	2.14	3.27
(after taxes on distributions and sale of shares)(2)	4.08	2.28	3.30
Citigroup Mortgage Index(3)	6.99	4.54	5.95
Morningstar Intermediate Government Category Average	6.09	3.27	4.93

(1)	The Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on May 4, 1984.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets.

Institutional
For The Period Ended October 31, 2007	Class
Management Fees	0.50%

Total Annual Fund Operating Expenses	0.50%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$51	$160	$280	$628

Principal Investors Fund	RISK/RETURN SUMMARY 171
www.principal.com

Preferred Securities

Sub-Advisor(s):	Spectrum Asset Management, Inc. (“Spectrum”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

Main Strategies and Risks
The Fund invests primarily in preferred securities of U.S. companies rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Moody’s Investor Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of the Sub-Advisor, Spectrum. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund’s assets may be invested in common stocks, debt securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation. Holders of preferred securities usually have no right to vote for corporate directors or on other matters. The market value of preferred securities is sensitive to changes in interest rates as they are typically fixed-income securities - the fixed-income payments are expected to be the primary source of long-term investment return. Preferred securities share many investment characteristics with bonds; therefore, the risks and potential rewards of investing in the Fund are more similar to those associated with a bond fund than a stock fund.

Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.

The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities Risk
•	Non-Diversification Risk
•	U.S. Government Sponsored Securities Risk
•	Derivatives Risk
•	Equity Securities Risk
•	U.S. Government Securities Risk
•	Securities Lending Risk
•	Sector Risk
•	Real Estate Securities Risk
•	Underlying Fund Risk

172 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Spectrum has been the Fund’s Sub-Advisor since May 1, 2002.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	5.55%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-5.98%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Year	Life of Fund
Institutional Class	-7.99	2.93	3.46
(after taxes on distributions)(2)	-9.72	1.22	1.88
(after taxes on distributions and sale of shares)(2)	-5.04	1.59	2.11
Merrill Lynch Hybrid Preferred Securities Index(3)	-12.74	1.74	2.59
Morningstar Intermediate-Term Bond Category Average	4.70	4.07	4.58

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (May 1, 2002).

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.74%
Other Expenses	0.01

Total Annual Fund Operating Expenses(1)	0.75%

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$77	$240	$417	$930

Principal Investors Fund	RISK/RETURN SUMMARY 173
www.principal.com

THE COSTS OF INVESTING

Fees and Expenses of the Funds
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions.

In addition to the ongoing fees listed below, the Institutional Class of the Funds may pay a portion of investment related expenses (e.g., interest on reverse repurchase agreements) that are allocated to all classes of the Funds.

Ongoing Fees
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund and SAM Portfolio, as a shareholder in the underlying funds, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund and SAM Portfolio is net of the underlying funds’ operating expenses.

Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:

•	Management Fee – Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Fund.
•	Other Expenses – A portion of expenses that are allocated to all classes of the Fund.

Princor is the Fund’s principal underwriter for Institutional Class shares. It may, from time-to-time, at its expense, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s marketing programs and the extent of a dealer’s marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor’s resources and from its retention of underwriting concessions.

174 THE COSTS OF INVESTING	Principal Investors Fund
1-800-222-5852

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The information in this section does not apply directly to the Principal LifeTime Funds or the Strategic Asset Management (“SAM”) Portfolios, except to the extent the Principal LifeTime Funds or SAM Portfolios invest in securities other than shares of the underlying funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices

Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Bank Loans (also known as Senior Floating Rate Interests)
Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the borrower to repay, prepayments of senior floating rate interests may occur.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 175
www.principal.com

Currency Contracts
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Real Estate Investment Trusts
The Funds, except the Money Market Fund, may invest in real estate investment trust securities, herein referred to as “REITs.” In addition, the Real Estate Securities Fund and Global Real Estate Securities Fund typically invest a significant portion of their net assets in REITs. REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REIT’s are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

High Yield Securities
The Bond & Mortgage Securities, High Yield, Inflation Protection, Short-Term Bond, and Ultra Short Bond Funds may invest in debt securities rated lower than BBB by S&P or Baa by Moody’s or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes

176 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-222-5852

than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

Initial Public Offerings (“IPOs”)
Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 177
www.principal.com

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
•	the possibility that the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing
As a principal investment strategy, the Diversified International, International Emerging Markets, International Growth, Partners Global Equity and Partners International Funds may invest Fund assets in securities of foreign companies. The other Funds (except Government & High Quality Bond Fund) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S.;
•	companies for which the principal securities trading market is outside the U.S.; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security

178 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-222-5852

purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 179
www.principal.com

Small and Medium Capitalization Companies
The Funds (except the Government & High Quality Bond Fund) may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities, Disciplined LargeCap Blend, High Quality Intermediate-Term Bond, High Yield, Inflation Protection, LargeCap Growth, LargeCap S&P 500 Index, LargeCap Value, Partners LargeCap Blend, Money Market, Partners LargeCap Blend I, Partners LargeCap Growth, Partners LargeCap Growth I, Partners LargeCap Growth II, Partners LargeCap Value, Partners LargeCap Value I, Partners LargeCap Value II, Preferred Securities, Real Estate Securities, Short-Term Bond, and Ultra Short Bond Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Fund (other than the Money Market Fund which may invest in high-quality money market securities at any time) may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Fund of Funds
The performance and risks of each Principal LifeTime Fund and Strategic Asset Management (“SAM”) Portfolio directly corresponds to the performance and risks of the underlying funds in which the Fund or Portfolio invests. By investing in many underlying funds, the Principal LifeTime Funds and the SAM Portfolios have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund or SAM Portfolio allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund and SAM Portfolio indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund or SAM Portfolio is more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the

180 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-222-5852

Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers appointed by Principal for each Principal LifeTime Fund are James Fennessey, Michael P. Finnegan, and Randy L. Welch. The portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Fund’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting

Principal Investors Fund	MANAGEMENT OF THE FUNDS 181
www.principal.com

division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Sub-Advisor:	AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is located at 1345 Avenue of the Americas, New York, NY 10105.

The portfolio managers listed below for the Partners SmallCap Growth Fund I operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

The management of and investment decisions for the Partners LargeCap Value Fund’s portfolio are made by the US Value Investment Policy Group, comprised of senior US Value Investment Team members. The US Value Investment Policy Group relies heavily on the fundamental analysis and research of the Adviser’s large internal research staff. No one person is principally responsible for making recommendations for the Fund’s portfolio. The members of the US Value Investment Policy Group with the most significant responsibility for the day-to-day management of the Fund’s portfolio are: Marilyn Fedak, John Mahedy, John Phillips and Chris Marx.

Day-to-day
Fund	Fund Management

Partners LargeCap Value	Marilyn G. Fedak John Mahedy Chris Marx John D. Phillips, Jr.
Partners SmallCap Growth I	Bruce K. Aronow N. Kumar Kirpalani Samantha S. Lau Wen-Tse Tseng

Bruce K. Aronow, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Mr. Aronow is team leader of the Small Cap Growth equity portfolio management team. Prior to joining AllianceBernstein in 1999, Mr. Aronow was responsible for research and portfolio management of the small cap consumer sectors since early 1997 at INVESCO (NY) (formerly Chancellor Capital Management). He joined Chancellor in 1994. Previously, Mr. Aronow was a Senior Associate with Kidder, Peabody & Company. Mr. Aronow holds a BA from Colgate University. Mr. Aronow is a member

182 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

of both the New York Society of Security Analysts and the Association of Investment Management & Research. He is a Chartered Financial Analyst.

Marilyn G. Fedak, CFA. Ms. Fedak joined AllianceBernstein in 1984 as a senior portfolio manager. An Executive Vice President of AllianceBernstein since 2000, she is Head of Global Value Equities and chair of the US Large Cap Value Equity Investment Policy Group. Ms. Fedak serves on AllianceBernstein’s Management Executive Committee and is also a Director of SCB Inc. She earned a BA from Smith College and an MBA from Harvard University. She has also earned the right to use the Chartered Financial Analyst designation.

N. Kumar Kirpalani, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Mr. Kirpalani was responsible for research and portfolio management of small cap industrial, financial and energy sectors for INVESCO (NY) (formerly Chancellor Capital Management). Mr. Kirpalani joined Chancellor in 1993. Previously, Mr. Kirpalani served as Vice President of Investment Research at Scudder, Stevens & Clark. Mr. Kirpalani received a BTech from the Indian Institute of Technology and an MBA from the University of Chicago. Mr. Kirpalani is a member of both the New York Society of Security Analysts and the Association for Investment Management and Research. He is a Chartered Financial Analyst and has 22 years of investment experience.

Samantha S. Lau, CFA. Senior Vice President, Portfolio Manager/Research Analyst. Prior to joining AllianceBernstein in 1999, Ms. Lau was responsible for covering small cap technology companies for INVESCO (NY) (formerly Chancellor Capital Management). She joined Chancellor LGT in 1997. Previously Ms. Lau worked for three years in the investment research department of Goldman Sachs. Ms. Lau has a BS, magna cum laude, in Finance and Accounting from the Wharton School of the University of Pennsylvania. She is a Chartered Financial Analyst.

John Mahedy, CPA. Mr. Mahedy was named Co-CIO–US Value equities in 2003. He continues to serve as director of research–US Value Equities, a position he has held since 2001. Previously, Mr. Mahedy was a senior research analyst at AllianceBernstein’s institutional research and brokerage unit, covering the domestic and international energy industry from 1995 to 2001. He earned a BS and an MBA from New York University.

Christopher W. Marx. Mr. Marx joined AllianceBernstein in 1997 as a research analyst. He covered a variety of industries both domestically and internationally, including chemicals, food, supermarkets, beverages and tobacco. Mr. Marx earned an AB in Economics from Harvard, and an MBA from the Stanford Graduate School of Business.

John D. Phillips, Jr., CFA. Mr. Phillips joined AllianceBernstein in 1994 and is a senior portfolio manager and member of the US Value Equities Investment Policy Group. He is also chairman of AllianceBernstein’s Proxy Voting Committee. Mr. Phillips earned a BA from Hamilton College and an MBA from Harvard University. He has also earned the right to use the Chartered Financial Analyst designation.

Wen-Tse Tseng. Mr. Tseng, Vice President and Portfolio Analyst/Manager, joined Alliance Bernstein in 2006 and is responsible for research and portfolio management for the US Small/SMD Cap Growth healthcare sector. Prior to joining the firm, he spent four years as the healthcare portfolio manager for the small-cap growth team at William D. Witter (the same team had previously managed assets for Weiss, Peck & Greer). Prior to that, Mr. Tseng was a senior healthcare analyst at JP Morgan Flemming Asset Management for a year and a half. Mr. Tseng holds a BS from National Taiwan University, an MS in Molecular Genetics and Microbiology from Robert Wood Johnson Medical School-University of Medicine and Dentistry of New Jersey, and an MBA from Graziadio School of Business and Management at Pepperdine University, Location: New York.

Sub-Advisor:	American Century Investment Management, Inc. (“American Century”) was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 183
www.principal.com

Day-to-day
Fund	Fund Management

Partners LargeCap Growth II	Prescott LeGard Gregory Woodhams
Partners LargeCap Value II	Brendan Healy Charles A. Ritter

Brendan Healy, CFA. Mr. Healy, Vice President and Portfolio Manager, has been a member of the team that manages Large Cap Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor’s degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.

Prescott LeGard, CFA. Mr. LeGard is a Vice President and Portfolio Manager for American Century. Mr. LeGard joined the company in 1999. Before joining the company, he was an Equity Analyst for USAA Investment Management where he analyzed technology companies. He has worked in the investment industry since 1993. Mr. LeGard holds a BA degree in Economics from DePauw University. He has earned the right to use the Chartered Financial Analyst designation.

Charles A. Ritter, CFA. Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Cap Value since July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor’s degree in Mathematics and a Master’s degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Gregory J. Woodhams, CFA. Mr. Woodhams is a Vice President and Senior Portfolio Manager for American Century. Mr. Woodhams has worked in the financial industry since 1992 and joined American Century in 1997. Previously, he was Vice President and Director of Equity Research at Texas Commerce Bank. Mr. Woodhams holds a Bachelor’s degree in Economics from Rice University and a Master’s degree in Economics from the University of Wisconsin at Madison. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Ark Asset Management Co., Inc. (“Ark Asset”) is an independent, 100% employee owned investment management firm. Ark Asset’s offices are located at 125 Broad Street, New York, NY 10004.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Value	Coleman M. Brandt William G. Charcalis

Coleman M. Brandt. Vice Chairman, Senior Portfolio Manager, Ark Asset. Mr. Brandt joined Ark Asset in 1989. Prior to joining Ark Asset, he served as President of Lehman Management Co., Inc. He earned an MBA from the Harvard Graduate School of Business Administration and a BS from the Philadelphia Textile Institute.

184 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

William G. Charcalis. Managing Director, Senior Portfolio Manager, Ark Asset. Mr. Charcalis joined Ark Asset in 1994 as Senior Manager and has served in his current position since 1997. Prior to joining Ark Asset, he was a Portfolio Manager at the IBM Retirement Funds. He earned a BS from the University of Southern California.

Sub-Advisor:	Barrow, Hanley, Mewhinney & Strauss (“BHMS”) is an investment advisory firm that was founded in 1979. It is registered as an investment adviser under the Investment Advisers Act of 1940. BHMS manages investments for institutional investors. It is a wholly owned subsidiary of Old Mutual Asset Managers (US) LLC, which is a wholly owned subsidiary of Old Mutual plc. BHMS’s address is 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201.

The day-to-day portfolio management is shared by two or more portfolio managers. The Portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

MidCap Value	James P. Barrow Mark Giambrone

James P. Barrow. During Mr. Barrow’s investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield and Reliance Insurance. In 1973 joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of BHMS in 1979. He earned a BS from the University of South Carolina.

Mark Giambrone, CPA. Mr. Giambrone joined BHMS in December 1998 and became a principal in 2000. Prior to joining BHMS, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone is a member of the American Institute of Certified Public Accountants. He graduated summa cum laude from Indiana University with a BS in Accounting, and earned an MBA from the University of Chicago.

Sub-Advisor:	Columbus Circle Investors (“CCI”) is an affiliate of PGI and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902.

Clifford G. Fox is the lead portfolio manager and Michael Iacono is the assistant portfolio manager. Mr. Fox has the final decision making authority, but relies on Mr. Iacono as the analyst and researcher for stock ideas. Additionally, Mr. Iacono has the authority to execute trades in Mr. Fox’s absence.

Day-to-day
Fund	Fund Management

LargeCap Growth	Anthony Rizza
MidCap Growth	Clifford G. Fox Michael Iacono
Partners SmallCap Growth III	Clifford G. Fox

Clifford G. Fox, CFA. Mr. Fox, portfolio manager, joined CCI in 1992. He received an MBA from the Stern School of Business, New York University and a BS from the Wharton School, University of Pennsylvania. Mr. Fox has earned the

Principal Investors Fund	MANAGEMENT OF THE FUNDS 185
www.principal.com

right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Michael Iacono, CFA. Managing Director/Co-Portfolio Manager. Mr. Iacono joined Columbus Circle Investors in February, 1997 and rejoined in March, 2000 after a 10 month absence at Bedford Oak Advisors. During Mr. Iacono’s first years at CCI, he held the positions of Research Associate, Securities Analyst, and Senior Securities Analyst. During his 10 month absence, he held the position of portfolio manager at the investment partnership. Mr. Iacono also previously worked at Arthur Andersen, L.L.P. as a Senior Audit and Business Advisor. Mr. Iacono received his B.S. from Boston College. Mr. Iacono is a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation. He is a member of the New York Society of Security Analysts.

Anthony Rizza, CFA. Mr. Rizza, portfolio manager, joined CCI in 1991. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

Sub-Advisor:	Dimensional Fund Advisors LP (“Dimensional”), located at 1299 Ocean Avenue, Santa Monica, CA 90401, is a registered investment advisor.

Dimensional uses a team approach in managing the Partners SmallCap Value Fund II. The investment team includes the Investment Committee of Dimensional, portfolio managers and all other trading personnel.

The Investment Committee is composed primarily of certain officers and directors of Dimensional who are appointed annually. As of the date of this Prospectus the Investment Committee has seven members. Investment decisions for the Portfolio are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee also sets and review all investment related policies and procedures and approves any changes in regards to approved countries, security types and brokers.

In accordance with the team approach used to manage the Portfolio, the portfolio managers and portfolio traders implement the policies and procedures established by the Investment Committee. The portfolio managers and portfolio traders also make daily decisions regarding the portfolios including running buy and sell programs based on the parameters established by the Investment Committee. Robert T. Deere coordinates the efforts of all other portfolio managers and trading personnel with respect to domestic equity portfolios. For this reason, Dimensional has identified Mr. Deere as primarily responsible for coordinating the day-to-day management of the Fund.

Mr. Deere is a Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Deere received his MBA from the University of California at Los Angeles in 1991. He also holds a B.S. and a B.A. from the University of California at San Diego. Mr. Deere joined Dimensional in 1991 and has been responsible for the domestic equity portfolios since 1994.

The statement of additional information provides information about Mr. Deere’s compensation, other accounts managed by Mr. Deere, and Mr. Deere’s ownership of Fund shares.

Sub-Advisor:	Edge Asset Management, Inc. (“Edge”) is an affiliate of Principal and a member of the Principal Financial Group. Edge has been in the business of investment management since 1944. Its address is 601 Union Street, Suite 2200, Seattle, WA 98101-1377.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority, with no limitation on the authority of one portfolio manager in relation to another.

186 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Day-to-day
Fund	Fund Management

Equity Income I	Joseph T. Suty
High Yield II	Gary J. Pokrzywinski
Income	John R. Friedl
MidCap Stock	Daniel R. Coleman
Mortgage Securities Fund	Craig V. Sosey
Short-Term Income	Craig V. Sosey
SAM Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Balanced Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Conservative Growth Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Flexible Income Portfolio	Michael D. Meighan Randall L. Yoakum
SAM Strategic Growth Portfolio	Michael D. Meighan Randall L. Yoakum
West Coast Equity	Philip M. Foreman

Daniel R. Coleman. Mr. Coleman, Portfolio Manager of Edge, leads a team of investment professionals that is responsible for the management of the Equity Funds for which Edge serves as sub-advisor (Equity Income I, MidCap Stock, and West Coast Equity). Mr. Colemen has had primary responsibility for the day-to-day management of the predecessor MidCap Stock Fund, since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that, he was Vice President and Senior Manager of Business Development at InfoSpace,Inc./Go2Net from 2000 until 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000.

Philip M. Foreman, CFA. Mr. Foreman, Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor West Coast Equity Fund since 2002. Mr. Foreman has been employed by Edge since January of 2002. Prior to that, Mr. Foreman was Senior Vice President and Equity Mutual Fund Manager at Evergreen Asset Management Co. from 1999 until 2002, and Vice President and Senior Portfolio Manager at Edge from 1991 until 1999.

John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been co-manager of the predecessor Income Fund with Gary J. Pokrzywinski since March 2005. He has been employed as an investment professional at Edge since August 1998. He is responsible for the day-to-day management of the Fund.

Michael D. Meighan, CFA. Mr. Meighan, Portfolio Manager-Asset Allocation of Edge, was responsible for co-managing the predecessor SAM Portfolios with Mr. Yoakum (see below) beginning March 2003. Mr. Meighan joined Edge in 1999. Between 1993 and 1999, he was employed with Mr. Yoakum at D.A. Davidson & Co. as a Portfolio Manager and Senior Analyst for its asset allocation product.

Gary J. Pokrzywinski, CFA. Mr. Pokrzywinski, Chief Investment Officer of Edge. Since March 2005, he has been responsible for co-managing the predecessor Income Fund with John Friedl. As co-manager, Mr. Pokrzywinski contributes to the establishment of the philosophy and long term structure of the Fund. Between 1992 and March 2005 he had primary responsibility for the day-to-day management of the Income Fund. Mr. Pokrzywinski has been employed by Edge since July 1992.

Craig V. Sosey. Mr. Sosey, Portfolio Manager of Edge, has had primary responsibility for the day-to-day management of the predecessor Short Term Income and predecessor U.S. Government Securities Funds since January 2000 and November 1998, respectively. He has been employed by Edge since May 1998. Prior to that, he was the Assistant Treasurer of California Federal Bank, where he worked for over eight years.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 187
www.principal.com

Joseph T. Suty, CFA. Mr. Suty, Portfolio Manager of Edge, has been responsible for the day-to-day management of the predecessor Equity Income Fund since October 2005. Prior to joining Edge in September 2005, Mr. Suty managed personal and foundation portfolios from January 2005 until August 2005. From December 1991 until December 2004, Mr. Suty was a portfolio manager of large-cap value stocks at Washington Capital Management, Inc., where he was a principal and director of the firm.

Randall L. Yoakum, CFA. Mr. Yoakum, Chief Investment Strategist and Head of Asset Allocation of Edge, led a team of investment professionals in managing the predecessor SAM Portfolios beginning January 1999. Between 1997 and 1999, Mr. Yoakum was Chief Investment Officer for D.A. Davidson & Co. Between 1994 and 1997, Mr. Yoakum was the Senior Vice President and Managing Director of Portfolio Management for Boatmen’s Trust Company, and, prior to that, Mr. Yoakum was Senior Vice President and Chief Equity Officer for Composite Research & Management Co. (the predecessor to WM Advisors) for eight years.

Sub-Advisor:	Emerald Advisers, Inc. (“Emerald”) is a wholly owned subsidiary of Emerald Asset Management. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. Emerald’s offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, PA 17601.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Joseph W. Garner Kenneth G. Mertz II Stacey L. Sears

Joseph W. Garner. Mr. Garner joined Emerald in 1994 and serves as Director of Emerald Research and Portfolio Manager. Prior to joining Emerald, Mr. Garner was the Program Manager of the Pennsylvania Economic Development Financing Authority (PEDFA); an Economic Development Analyst with the PA Department of Commerce’s Office of Technology Development; and an Industry Research Analyst with the Pittsburgh High Technology Council. Mr. Garner earned an MBA from the Katz Graduate School of Business, University of Pittsburgh, and graduated magna cum laude with a BA in Economics from Millersville University.

Kenneth G. Mertz II, CFA. Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc. Formerly he served as Past Trustee, Vice President of the Emerald Mutual Funds (1992-2005) and Chief Investment Officer of the Pennsylvania State Employees’ Retirement System (1985-1992). He earned a BA in Economics from Millersville University.

Mr. Mertz supervises the entire portfolio management and trading process. As Chief Investment Officer, he has full discretion over all portfolios. Mr. Mertz, Ms. Sears and Mr. Garner work as a team developing strategy.

Stacey L. Sears. Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. She is co-manager of the Forward Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears earned a BS in Business Administration from Millersville University and an MBA from Villanova University.

188 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Sub-Advisor:	Essex Investment Management Company, LLC (“Essex”) is a Boston-based management firm which specializes in growth equity investments. Essex manages portfolios for corporations, endowments, foundations, municipalities, public funds, Taft-Hartley accounts, and private clients. Essex offers a range of growth equity strategies and employs proprietary fundamental research combined with active portfolio management. Its address is 125 High Street, 29th Floor, Boston, MA 02110.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth II	Nancy B. Prial

Nancy B. Prial, CFA. Ms. Prial is a Portfolio Manager and Senior Principal on the Essex Small-Micro Cap Growth and Small-Mid Cap Growth strategies. Prior to joining the firm, she spent six years at The Burridge Group, LLC as Vice President and Chief Investment Officer and four years at the Twentieth Century Division of American Century Investors. She began her investment career in 1984 at Frontier Capital Management as a fundamental analyst and portfolio manager. Ms. Prial graduated from Bucknell University with a BS in Electrical Engineering and a BA in Mathematics. She also earned an MBA from Harvard Business School. Ms. Prial has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Goldman Sachs Asset Management, L.P. (“GSAM”) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). GSAM’s principal office is located at 32 Old Slip, New York, NY 10005.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend I	Andrew Alford Melissa R. Brown Mark Carhart Robert C. Jones
Partners MidCap Value I	Dolores Bamford Andrew Braun Scott Carroll Sean Gallagher Eileen Rominger

Andrew Alford. Mr. Alford is a Managing Director and Senior Portfolio Manager at GSAM. Mr. Alford joined the Investment Adviser as a researcher in 1998 and has taken on portfolio management responsibilities for the long-only Structured Funds in 2007.

Dolores Bamford. Ms. Bamford is a Managing Director and Portfolio Manager at GSAM. She joined GSAM as a portfolio manager for the Value team in April 2002. Prior to that, Ms. Bamford was a portfolio manager at Putnam Investments for various products since 1991.

Andrew Braun. Mr. Braun is a Managing Director and Portfolio Manager at GSAM. Mr. Braun joined GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value team. He became a portfolio manager in May 2001.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 189
www.principal.com

Melissa R. Brown, CFA. Ms. Brown is a senior portfolio manager responsible for the US Portfolios for the Global Quantitative Equity (“GQE”) group. A member of the GQE Investment Policy Committee, she is involved with all aspects of the portfolio management process. Ms. Brown joined GSAM as a portfolio manager in 1998. From 1984 to 1998, she was the director of Quantitative Equity Research and served on the Investment Policy Committee at Prudential Securities. She earned an MBA from New York University. She has earned the right to use the Chartered Financial Analyst designation.

Mark Carhart. Mr. Carhart is a Co-Chief Investment Officer and a Managing Director at GSAM. Mr. Carhart joined the Investment Adviser in 1997 within the Quantitative Investment Strategies group and has taken on portfolio management responsibilities for the Structured Funds in 2007.

Scott Carroll, CFA. Mr. Carroll is a Vice President and Portfolio Manager at GSAM. Mr. Carroll joined GSAM as a portfolio manager for the Value team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds. He has earned the right to use the Chartered Financial Analyst designation.

Sean Gallagher. Mr. Gallagher is a Managing Director and Portfolio Manager at GSAM. Mr. Gallagher joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

Robert C. Jones, CFA. Mr. Jones is the Chief Investment Officer and a senior portfolio manager for the GQE group. He brings 20 years of investment experience to his work in managing the GQE group. Mr. Jones joined GSAM as a portfolio manager in 1989. He earned an MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Eileen Rominger. Ms. Rominger is a Managing Director, Chief Investment Officer and Portfolio Manager at GSAM. Ms. Rominger joined GSAM as a portfolio manager and Chief Investment Officer of the Value team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

Sub-Advisor:	J.P. Morgan Investment Management Inc. (“J.P. Morgan”), 245 Park Avenue, New York, NY 10167 is an indirect wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), a bank holding company. J.P. Morgan offers a wide range of services to governmental, institutional, corporate, and individual customers and acts as investment advisor to individual and institutional clients.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

High Yield	James E. Gibson William J. Morgan James P. Shannahan, Jr.
Partners Global Equity	Matthew Beesley Edward Walker Howard Williams
Partners SmallCap Value I	Christopher T. Blum Dennis S. Ruhl

190 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Matthew Beesley, CFA. Mr. Beesley is a portfolio manager in J.P. Morgan’s Global Equities Team, based in London. An employee since 2002, he was previously a portfolio manager at Merrill Lynch Investment Managers, responsible for global equity mandates. Prior to this, Mr. Beesley was a global and emerging markets equity analyst. He holds a BA (Hons) in Politics and Modern History from the University of Manchester and is a CFA Charterholder.

Christopher T. Blum, CFA. Managing Director of J.P. Morgan. Mr. Blum is a portfolio manager in the U.S. Quantitative Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

James E. Gibson. Mr. Gibson is Vice President, Head Trader and co-Portfolio Manager for all high yield mandates. Mr. Gibson has 19 years of experience in high yield and distressed investments. He become an employee of JP Morgan Investment Management in March 2005 and prior to that time held the multiple high yield management roles at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. since 1988. Mr. Gibson is a member of the High Yield Management Review Committee, which oversees all investment function, includes the determination an execution of investment strategy to each high yield client account. Mr. Gibson holds a B.S. in Finance from the University of Cincinnati College of Business Administration.

William J. Morgan. Mr. Morgan, Managing Director, is the Senior Portfolio Manager and team leader for the High Yield Team. He has been actively involved in the management of high yield portfolios as a portfolio manager and as a member of the High Yield Team’s Management Review Committee since 1984. The High Yield Management Review Committee, which overseas all investment functions, includes the determination and execution and investment strategy for each high yield client account. Mr. J.P. Morgan has 25 years of investment experience. he became an employee of JPMorgan Investment Management in March 2005 and prior to that time held the same role at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. Mr. Morgan holds a B.A. in History from Kenyon College and a Masters in Business Administration from Xavier University.

Dennis S. Ruhl, CFA. Mr. Ruhl, Vice President of J.P. Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Quantitative Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor’s degrees in Mathematics and Computer Science and a Master’s degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.

James P. Shanahan, Jr. Mr. Shanahan is Managing Director and Portfolio Manager for distressed and special situations and CBO portfolios and focuses on higher risk credits, including distressed and special situations investment, in high yield mandates. Mr. Shanahan has 21 year of experience in high yield and distressed investments. He became an employee of JPMorgan Investment Management in March 2005 and prior to that time held the same role at Banc One High Yield Partners, LLC and Pacholder Associates, Inc. Mr. Shanahan holds a B.A. from Xavier University and a J.D. from the University of Cincinnati College of law.

Edward Walker, CFA. Mr. Walker is a portfolio manager in J.P. Morgan’s Global Equities Team, based on London. He is manager of the JP Morgan Fleming Overseas Investment Trust, open-ended global retail funds and co-manages the JPMorgan Total Return Fund. Previously Mr. Walker held a range of analyst positions, most recently as the global sector specialist responsible for technology. He joined the Global Equities Team in 1997 as a graduate trainee and holds an MA in Economics from Cambridge University. He has earned the right to use the Chartered Financial Analyst designation.

Howard Williams. Mr. Williams is a managing director and head of J.P. Morgan’s Global Equities Team, based in London, responsible for multi-market investment in JPMorgan Fleming. An employee since 1994, Mr. Williams was previously employed at Shell Pensions in London as senior portfolio manager and head of UK equities. Prior to this, he managed global invested offshore pension funds. Mr. Williams also was with Kleinwort Benson Investment Management and with James Capel & Co. He holds an MA in Geography from Cambridge University.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 191
www.principal.com

Sub-Advisor:	Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) provides investment advice based upon quantitative equity strategies. The firm focuses on detecting opportunities in the U.S. equity market and attempting to profit from them through engineered, risk-controlled portfolios. Based in Florham Park, New Jersey, Jacobs Levy is focused exclusively on the management of U.S. equity portfolios for institutional clients. Its address is 100 Campus Drive, Florham Park, NJ 07932-0650.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth II	Bruce Jacobs Ken Levy
Partners MidCap Value	Bruce Jacobs Ken Levy

Bruce Jacobs, Ph.D. Dr. Jacobs serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Dr. Jacobs was Senior Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. Dr. Jacobs earned a BA from Columbia College, an MS in Operations Research and Computer Science from Columbia University, an MSIA from Carnegie Mellon University, and an MA in Applied Economics and a Ph.D. in Finance from the University of Pennsylvania’s Wharton School.

Ken Levy, CFA. Mr. Levy serves as co-chief investment officer, portfolio manager, and co-director of research. Prior to co-founding Jacobs Levy in 1986, Mr. Levy was Managing Director of a quantitative equity management affiliate of the Prudential Insurance Company of America. He earned a BA in Economics from Cornell University and an MBA and an MA in Business Economics from the University of Pennsylvania’s Wharton School. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Lehman Brothers Asset Management LLC (“Lehman Brothers”), 190 South LaSalle Street, Chicago, IL 60603, is a wholly-owned subsidiary of Lehman Brothers Holdings, Inc., a publicly-owned holding company. Lehman Brothers offers a wide range of investment advisory services to meet the need of clients with diverse investment objectives.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

High Yield	Ann H. Benjamin Thomas P. O’Reilly

Ann H. Benjamin. Ms. Benjamin is a Managing Director and joined the Firm in 1997. Ms. Benjamin is the Chief Investment Officer and lead portfolio manager for high yield portfolios and blended credit strategies. She directs all aspects of the high yield business including research, trading and portfolio management. Ms. Benjamin serves on the Advisory Committee to the Firm’s Board of Directors, the Steering Committee, and is a member of the investment team setting overall portfolio strategy. She came to the Firm with 16 years of experience in the investment business,

192 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

including eight years at Stein Roe. Other experience includes Allstate Insurance Company, where she co-managed high yield assets and Westinghouse Credit Corporation, Where she managed high yield, mezzanine debt and equity securities. She is a graduate of Chatham College, earning a BA degree in Economics, and Carnegie Mellon University where she earned a Master’s degree in Finance.

Thomas P. O’Reilly. Mr. O’Reilly is a Senior Vice President and joined the Firm in 1997. Mr. O’Reilly serves as a portfolio manager for high yield and blended credit portfolios. He is a member of the investment team setting overall portfolio strategy. Mr. O’Reilly had previously been a high yield analyst for Stein Roe and for BankAmerica. He has a BS in Finance from Indiana University, an MBA from Loyola University, and has been awarded the Chartered Financial Analyst designation.

Sub-Advisor:	Los Angeles Capital Management and Equity Research, Inc. (“LA Capital”) is an independent, employee-owned firm. It is located at 11150 Santa Monica Boulevard, Los Angeles, CA 90025.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Value I	David R. Borger Christine M. Kugler Stuart K. Matsuda Hal W. Reynolds Thomas D. Stevens
Partners SmallCap Value	David R. Borger Christine M. Kugler Stuart K. Matsuda Hal W. Reynolds Thomas D. Stevens

David R. Borger, CFA. Director of Research and Principal, L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002 and is responsible for the development and management of the Dynamic Alpha Model (the firm’s proprietary stock selection model). Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He earned a BS from the Wittenberg University and an MA and MBA from the University of Michigan. He has earned the right to use the Chartered Financial Analyst designation.

Christine M. Kugler. Director of Implementation and Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at its founding and became a Principal in January of 2004. Prior to joining L.A. Capital she worked at Wilshire Associates. She earned a BA from the University of California, Santa Barbara.

Stuart K. Matsuda. Director of Trading and Principal, L.A. Capital. Mr. Matsuda co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Vice President and principal at Wilshire Associates where he also served as Wilshire Asset Management’s Director of Trading. He earned a BBA from the University of Hawaii and an MBA from California State University Northridge.

Hal W. Reynolds, CFA. Chief Investment Officer and Principal, L.A. Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Managing Director and Principal at Wilshire Associates. He joined the consulting division of Wilshire Associates in 1989 where he served as a senior consultant and also designed the Wilshire Compass (the firm’s asset allocation and manager optimization technology system). In 1989, he joined Wilshire Asset Management as Chief Investment Officer. Mr. Reynolds earned a BA from the University of Virginia and an MBA from the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 193
www.principal.com

Thomas D. Stevens, CFA. Chairman and Principal, L.A. Capital. Mr. Stevens co-founded L.A. Capital in 2002. Prior to co-founding L.A. Capital, he was Senior Managing Director and Principal at Wilshire Associates. He joined Wilshire in 1980 and for six years directed its Equity Division, overseeing the delivery of the Equity and Index Fund Management Services, In 1986, he assumed responsibility for Wilshire Asset Management and for the next 16 years headed that division. Mr. Stevens earned a BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	MacKay Shields LLC (“MacKay Shields”) was founded in 1938 as an economic consulting firm and became a registered investment advisor in April 1969. At that time, the firm began managing domestic equity accounts for U.S. tax-exempt clients. MacKay Shields has one office that is located at 9 West 57th Street, New York, NY 10019. All aspects of investment management and client service are conducted from this location.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth II	Robert J. Centrella Edmund C. Spelman

Robert J. Centrella, CFA. Mr. Centrella is a Managing Director Portfolio Manager/Research Analyst Equity Division and joined MacKay Shields in 1996 as a Portfolio Manager/Research Analyst in the Equity Division. He received a BS in Accounting from the University of Scranton and an MBA in Finance from George Mason University. He has earned the right to use the Chartered Financial Analyst designation.

Edmund C. Spelman. Mr. Spelman Senior Managing Director and Head of the Growth Equity Division; he leads the Partners MidCap Growth Fund II investment team. Mr. Spelman has worked for MacKay Shields since 1991. Mr. Spelman earned a BA and an MS from the University of Pennsylvania.

Sub-Advisor:	Mazama Capital Management, Inc. (“Mazama”) is an independent employee-owned money management firm specializing in small and mid cap growth investing for institutional clients. The firm is headquartered at One Southwest Columbia Street, Suite 1500, Portland Oregon 97258.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Growth III	Stephen C. Brink Gretchen Novak Joel Rubenstein Ronald A. Sauer

194 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Stephen C. Brink, CFA. Mr. Brink, Senior Vice President, is a co-founder of Mazama and has been a Portfolio Manager and Director of Research since the firm was founded in 1997. Mr. Brink conducts research and supports Mr. Sauer in portfolio construction for the Fund. He also oversees research information flow and quality. He received his BS Business Administration from Oregon State University in 1977 and has earned the right to use the Chartered Financial Analyst designation.

Gretchen Novak, CFA. Ms. Novak joined Mazama in 1999. Ms Novak is responsible for researching small & mid cap growth consumer discretionary and consumer staple companies and participates in the security selection process for the Fund(s). She also serves as Portfolio Manager, supporting Mr. Sauer and Mr. Brink in the overall management of the Fund(s). She earned her BA in Business Administration with concentration in finance from the University of Washington in 1994, graduating cum laude and elected to Phi Beta Kappa and Beta Gamma Sigma honor society. She has earned the right to use the Chartered Financial Analyst designation.

Joel Rubenstein. Mr. Rubenstein serves as an Associate Portfolio Manager, supporting the overall management of the Fund(s). He has worked as an equity research analyst for Mazama for the last four years. Prior to joining Mazama, he was employed by Banc of America Securities for two years as a senior equity research associate in the technology group. Mr. Rubenstein earned a MBA in finance and a Bachelor of Arts degree in Economics form UCLA.

Ronald A. Sauer. Mr. Sauer, Chief Investment Officer, is the founder of Mazama and has been its Chief Executive Officer and Senior Portfolio Manager since the founding of the firm in 1997. Mr. Sauer has overall responsibility for the management of the Investment Team, oversees the portfolio construction process, conducts research and participates in the security selection process for the Fund(s). Mr. Sauer received his BA Finance from the University of Oregon in 1980.

Sub-Advisor:	Mellon Capital Management Corporation (“Mellon Capital”), 500 Grant Street, Suite 4200, Pittsburgh, PA 15258. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation (“Mellon”).

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth I	Adam T. Logan John O’Toole
Partners SmallCap Blend	Ronald P. Gala Peter D. Goslin
Partners SmallCap Value I	Ronald P. Gala Peter D. Goslin

Ronald P. Gala, CFA. Mr. Gala is a Senior Vice President and principal of Mellon Capital and joined the firm in 1993. Mr. Gala earned an MBA in Finance from the University of Pittsburgh and a BS in Business Administration from Duquesne University. He has earned the right to use the Chartered Financial Analyst designation.

Peter D. Goslin, CFA. Mr. Goslin is a Vice President and Portfolio Manager with Mellon Capital. Before joining Mellon Capital in 1999, Mr. Goslin spent over four years with Merrill Lynch. During his tenure with Merrill, he worked as a NASDAQ market maker and an equity index options proprietary trader. Prior to that, he ran Merrill’s S&P options desk at the Chicago Mercantile Exchange. Mr. Goslin earned his MBA in Finance at the University of Notre Dame Graduate School of Business following a BS in Finance from St. Vincent College. He has earned the right to use the Chartered Financial Analyst designation.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 195
www.principal.com

Adam T. Logan, CFA. Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Capital. Previously, he performed duties as a financial analyst in Mellon Financial Corporation’s corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.

John O’Toole, CFA. Joining the company in 1990, Mr. O’Toole is a Senior Vice President and a principal of Mellon Capital. Mr. O’Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Neuberger Berman Management, Inc. (“Neuberger Berman”) is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. The two firms continue an asset management history that began in 1939. Neuberger Berman is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Day-to-day
Fund	Fund Management

Partners MidCap Value	S. Basu Mullick

S. Basu Mullick. Mr. Mullick, Managing Director, Portfolio Manager, joined Neuberger Berman in 1998. Prior to joining the company, Mr. Mullick was a portfolio manager at Ark Asset Management. He earned a BA in Economics from the Presidency College, India. He also earned an MA in Economics and a Ph.D., ABD Finance from Rutgers University.

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Bond & Mortgage Securities	William C. Armstrong Timothy R. Warrick
Disciplined LargeCap Blend	Jeffrey A. Schwarte
Diversified International	Paul H. Blankenhagen Juliet Cohn Chris Ibach
Government & High Quality Bond	Brad Fredericks Lisa A. Stange

196 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Day-to-day
Fund	Fund Management

High Quality Intermediate-Term Bond	William C. Armstrong Timothy R. Warrick
Inflation Protection	Bryan C. Davis Martin J. Schafer
International Emerging Markets	Michael Ade Mihail Dobrinov Michael L. Reynal
International Growth	Steve Larson John Pihlblad
LargeCap S&P 500 Index	Dirk Laschanzky Scott W. Smith
LargeCap Value	Arild Holm John Pihlblad Jeffrey Schwarte
MidCap Blend	K. William Nolin
MidCap S&P 400 Index	Dirk Laschanzky Scott W. Smith
MidCap Value	Stephen Musser Jeffrey A. Schwarte
Money Market	Tracy Reeg Alice Robertson
Principal LifeTime 2010	Dirk Laschanzky
Principal LifeTime 2015	Dirk Laschanzky
Principal LifeTime 2020	Dirk Laschanzky
Principal LifeTime 2025	Dirk Laschanzky
Principal LifeTime 2030	Dirk Laschanzky
Principal LifeTime 2035	Dirk Laschanzky
Principal LifeTime 2040	Dirk Laschanzky
Principal LifeTime 2045	Dirk Laschanzky
Principal LifeTime 2050	Dirk Laschanzky
Principal LifeTime 2055	Dirk Laschanzky
Principal LifeTime Strategic Income	Dirk Laschanzky
Short-Term Bond	Zeid Ayer Craig Dawson
SmallCap Blend	Thomas Morabito Phil Nordhus
SmallCap Growth	Mariateresa Monaco
SmallCap S&P 600 Index	Dirk Laschanzky Scott W. Smith
SmallCap Value	Thomas Morabito
Ultra Short Bond	Zeid Ayer Craig Dawson

Michael Ade, CFA. Mr. Ade is a research analyst and serves as a co-portfolio manager for Principal Global Investors. Based in Singapore, his company research focus encompasses the consumer, health care and non-bank financial sectors. Mr. Ade joined the firm in 2001. He received a bachelor’s degree in finance from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 197
www.principal.com

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master’s degree from the University of Iowa and a Bachelor’s degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Zeid Ayer, Ph.D., CFA. Mr. Ayer is a portfolio manager at PGI. He is a co-manager of the ultra short and short-term bond portfolios. He is also head of the Structured Debt group that covers asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS). He joined PGI in 2001 and is the primary analyst responsible for mortgage-related ABS and non-agency MBS investments. Previously, Mr. Ayer was an assistant vice president at PNC Financial Services Group. He earned a doctorate in Physics from the University of Notre Dame, a master’s in Computational Finance from Carnegie Mellon University and a Bachelor’s degree in Physics from St. Xavier’s College, Bombay University. He has earned the right to use the Chartered Financial Analyst designation.

Paul H. Blankenhagen, CFA. Mr. Blankenhagen joined the firm in 1992 and was named a portfolio manager in 2000. He is responsible for developing portfolio strategy and the ongoing management of core international equity portfolios. He earned a Master’s degree from Drake University and a Bachelor’s degree in Finance from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.

Juliet Cohn. Ms. Cohn is a portfolio manager at PGI. She co-manages the core international equity portfolios, with an emphasis on Europe and on the health care sector. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a Bachelor’s degree in Mathematics from Trinity College, Cambridge England.

Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He can became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from University of lowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Craig Dawson, CFA. Mr. Dawson is a portfolio manager at PGI. He is co-manager of the ultra short and short term bond portfolios. He joined the firm in 1998 as a research associate, then moved into a portfolio analyst role before moving into a portfolio manager position in 2002. He earned an MBA and a Bachelor’s degree in Finance from the University of Iowa. Mr. Dawson has earned the right to use the Chartered Financial Analyst designation.

Mihail Dobrinov, CFA. Mr. Dobrinov is a research analyst and serves as a co-portfolio manager for PGI. He specializes primarily in the analysis of companies in the industrial sector, and serves as co-manager for diversified emerging markets portfolios. He joined the firm as an international and emerging market debt and currency specialist in 1995 and joined the equities team in 2002. Mr. Dobrinov received an MBA in finance from the University of Iowa and a law degree from Sofia University, Bulgaria. Mr. Dobrinov has earned the right to use the Chartered Financial Analyst designation. (Mihail does not provide legal services on behalf of any of the member companies of the Principal Financial Group.)

Brad Fredericks. Mr. Fredericks is a portfolio manager at PGI. He is responsible for co-managing the government securities accounts. His responsibilities include general portfolio overview and security analysis. He joined the firm in 1998 as a financial accountant and was named a portfolio manager in 2002. Previously, Mr. Fredericks was an assistant trader at Norwest Mortgage. He earned a Bachelor’s degree in Finance from Iowa State University. Mr. Fredericks is a Fellow of the Life Management Institute (FLMI).

Arild Holm, CFA . Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002,

198 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees’ Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in Finance from the University of Colorado and a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Christopher Ibach, CFA. Mr. Ibach is an associate portfolio manager and equity research analyst at PGI. He specializes primarily in the analysis of international technology companies, with a particular emphasis on semi-conductor research. Prior to joining PGI in 2000, he gained six years of related industry experience with Motorola, Inc. Mr. Ibach earned an MBA in Finance and a Bachelor’s degree in Electrical Engineering from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Steven Larson, CFA. Mr. Larson is an portfolio manager for Principal. He is responsible for co-managing Principal’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Laschanzky shares responsibility for the day-to-day management of the Principal LifeTime Funds with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Funds’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets.

Mariateresa Monaco. Ms. Monaco is a portfolio manager and member of the domestic small-cap equity team at PGI. She serves as lead portfolio manager for the small-cap growth portfolios. Ms. Monaco joined PGI in 2005 with a decade of prior equity investment experience with Fidelity Management and Research in Boston where she supported a family of institutional equity funds with $2 billion in assets. Ms. Monaco earned an MBA from the Sloan School of Management at the Massachusetts Institute of Technology and a Master’s degree in Electrical Engineering from Northeastern University. She also earned a Master’s degree in Electrical Engineering from Politecnico di Torino, Italy.

Thomas Morabito, CFA. Mr. Morabito leads the small-cap portfolio management team for PGI and is the portfolio manager on the small-cap value portfolios. Prior to joining PGI in 2000, he managed the Structured Small Cap Fund for Invesco Management & Research. He earned an MBA in Finance from Northeastern University and his BA in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

Stephen B. Musser, CFA. Mr. Musser is a portfolio manager at PGI. He specializes in the management of mid cap value portfolios and also provides analyst coverage of companies in the financial services industry. Mr. Musser joined the firm in 2001. Previously, he was an analyst for A.G. Edwards & Sons. He earned an MBA in Finance and a Bachelor’s degree in Economics from the University of Missouri. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin is a portfolio manager for PGI. He serves as the portfolio manager for the firm’s international small-cap equity portfolios. He joined the firm in 1994. He earned an MBA from the Yale School of Management and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 199
www.principal.com

Phil Nordhus, CFA. Mr. Nordhus joined PGI in 1990 and was previously involved in corporate acquisitions and divestitures before moving to the equity group in 2000. Most recently, he has been involved in managing the small-cap portfolios and has responsibility for managing the small-cap analyst team. Mr. Nordhus earned an MBA from Drake University and a Bachelor’s degree in Economics from Kansas State University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Michael L. Reynal. Mr. Reynal is a portfolio manager at PGI. He specializes in the management of emerging markets portfolios, as well as regional Asian equity portfolios. Prior to joining PGI in 2001, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. Mr. Reynal earned an MBA from the Amos Tuck School at Dartmouth College, an MA in History from Christ’s College at the University of Cambridge and a BA in History from Middlebury College.

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master’s degree in Finance and Marketing from DePaul University and her Bachelor’s degree in Economics from Northwestern University.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PGI. He specializes in short-term and long duration portfolios, as well as the Inflation Protection Fund and stable value mandates. He also has experience in managing mortgage-backed securities. Mr. Schafer joined the firm in 1977 and in the early 1980s he developed the firm’s secondary mortgage marketing operation. In 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985, institutional portfolios in 1992 and stable value portfolios in 2000. He has earned a Bachelor’s degree in Accounting and Finance from the University of Iowa.

Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Scott W. Smith. Mr. Smith is a research analyst and portfolio manager at Principal Global Investors. He is an analyst within the firm’s asset allocation and structured investments group. He also provides research assistance to various business units within Principal Global Investors. Mr. Smith joined the firm in 1999. He received a bachelor’s degree in finance from Iowa State University.

Lisa A. Stange, CFA. Ms. Stange is a portfolio manager and strategist for PGI. She is responsible for managing the government securities portfolios and the mortgage-backed securities (MBS) within the multi-sector portfolios. As a strategist, Ms. Stange is involved in the formulation of broad investment strategy, quantitative research and product development. Previously, she was co-portfolio manager for U.S. multi-sector portfolios. She joined the firm in 1989.

200 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Ms. Stange earned an MBA and a Bachelor’s degree from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Timothy R. Warrick, CFA. Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor’s degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal -REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

The day-to-day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Global Real Estate Securities	Simon Hedger Chris Lepherd Kelly D. Rush
Real Estate Securities	Kelly D. Rush

Simon Hedger. As a portfolio manager, Mr. Hedger directs the global real estate investment trust (REIT) activity for Principal Real Estate Investors, the dedicated real estate group of Principal Global Investors. Mr. Hedger serves as director, portfolio management at Principal Global Investors (Europe). He is head of a real estate investment team based in London and oversees the firm’s European real estate capability in real estate investment trusts (REITs) and listed property securities. He has over 27 years of property experience, including eight years in the United Kingdom followed by 17 years in Australia. This includes positions both as an analyst and as a portfolio manager. Prior to joining Principal Global Investors in 2003, he worked for Domaine Property Funds, managing the assets its property syndicates. Previously, he was a senior equities analyst at Prudential Bache/BNP Equities. His background also includes positions as fund manager for Paladin Commercial Trust and GEM Commercial Property Trust, as well as a variety of real estate related roles with Prudential Assurance Company in both Australia and the United Kingdom. Mr. Hedger earned an MBA from the University of New England and is an associate member of both the Royal Institute of Chartered Surveyors and of the Australian Property Institute. He is a U.K. qualified chartered surveyor (ARICS).

Chris Lepherd. Mr. Lepherd serves as director, portfolio management at Principal Global Investors (Australia) and is a senior member of the firm’s property securities team. Prior to joining the firm in April 2003 he had 12 years of property and investment banking experience across a broad spectrum of disciplines including property securities research, real estate valuation, corporate real estate consultancy and real estate acquisitions and divestitures. He provided property and equities investment advice to a range of institutional clients including National Australia Bank, Fairfax and Australian Ethical Investments. Prior to that, he was a senior equities analyst with Bankers Trust Australia, specializing in property. This role encompassed property market analysis and forecasts, the analysis and valuation of listed property securities and providing advice on IPOs and property development projects. Earlier in his career he held the roles of senior property analyst with JLW Advisory and property analyst with Knight Frank Hooker. Mr. Lepherd earned a Bachelor of Business (Land Economy) from the University of Western Sydney and a Graduate Diploma in

Principal Investors Fund	MANAGEMENT OF THE FUNDS 201
www.principal.com

Applied Finance and Investment from the Securities Institute of Australia. He is an Associate Member of the Australian Property Institute and Securities Institute.

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	Pyramis Global Advisors, LLC (formerly known as Fidelity Management & Research Company) (“Pyramis”) is the Sub-Advisor. Pyramis’s address is 53 State Street, Boston, MA 02109.

Day-to-day
Fund	Fund Management

Partners International	Cesar Hernandez

Cesar E. Hernandez, CFA. Mr. Hernandez is a Senior Vice President and Portfolio Manager at Pyramis. He developed the Select International discipline at Pyramis and has been responsible for managing Select International portfolios on behalf of institutional investors since the discipline’s inception. Mr. Hernandez earned his B.S from the Universidad Simon Bolivar and his M.B.A from Babson College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Preferred Securities	L. Phillip Jacoby Bernard M. Sussman

L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor’s degree in Industrial Relations from Cornell University.

202 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Sub-Advisor:	T. Rowe Price Associates, Inc. (“T. Rowe Price”), a wholly owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 69 years of investment management experience. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

Day-to-day
Fund	Fund Management

Partners LargeCap Blend	Anna M. Dopkin Richard T. Whitney (through March 31, 2008)
Partners LargeCap Growth I	Robert W. Sharps

Anna M. Dopkin, CFA. Ms. Dopkin serves as Chairman of the Investment Advisory Committee for the Fund. Ms. Dopkin is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Co-Director of U.S. Equity Research, and a member of the firm’s Equity Steering Committee. Prior to joining T. Rowe Price in 1996, she worked at Goldman Sachs in its Mortgage Securities Department in New York and London. Ms. Dopkin earned a B.S., magna cum laude, from The Wharton School of the University of Pennsylvania. She has earned the right to use the Chartered Financial Analyst designation.

Robert W. Sharps, CFA, CPA. Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also the lead Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division and a member of the Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has earned the right to use the Chartered Financial Analyst designation and the Certified Public Accountant accreditation.

Richard T. Whitney, CFA. Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, Director of the firm’s Quantitative Equity Group and member of the Equity Steering Committee and Brokerage Control Committee. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Whitney serves as a portfolio coordinator for the Fund. Instead of making stock selection decisions, he, along with Ms. Dopkin, is responsible for ensuring adherence to portfolio constraints and risk controls, as well as managing inter-analyst activity. Effective March 31, 2008, Mr. Whitney will no longer serve as a portfolio coordinator for the Fund.

Sub-Advisor:	Turner Investment Partners, Inc. (“Turner”) was founded in 1990. Its address is 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners MidCap Growth	Tara R. Hedlund Christopher K. McHugh Jason D. Schrotberger

Principal Investors Fund	MANAGEMENT OF THE FUNDS 203
www.principal.com

Tara R. Hedlund, CFA, CPA. Ms. Hedlund joined Turner in 2000. Previously, she was an audit engagement senior at Arthur Andersen LLP. She has been in investment management since 1995. She earned a BBS in Accountancy from Villanova University. She has earned the right to use the Chartered Financial Analyst designation.

Christopher K. McHugh. Mr. McHugh, Vice President and Senior Portfolio Manager, joined Turner in 1990. Prior to joining Turner, he was a performance specialist at Provident Capital Management. He earned a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph’s University.

Jason D. Schrotberger, CFA. Mr. Schrotberger joined Turner in 2001. Previously, he was an investment analyst at BlackRock Financial Management. He has been in investment management since 1994. He earned a BA in Economics from Denison University and an MBA in Finance from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:	UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), a Delaware corporation located at One North Wacker, Chicago, IL 60606, is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the “Group”) of UBS AG.

Investment decisions for the Partners LargeCap Value I Fund are made by investment management teams at UBS Global AM, including Thomas M. Cole, Thomas J. Digenan, John C. Leonard and Scott C. Hazen. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

The day-to-day portfolio management for the Partners SmallCap Growth II Fund is shared by two portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners LargeCap Value I	Thomas M. Cole Thomas J. Digenan Scott C. Hazen John C. Leonard
Partners SmallCap Growth II	Paul A. Graham, Jr. David N. Wabnik

Thomas M. Cole, CFA. Mr. Cole joined UBS Global AM in 1985. Mr. Cole is responsible for the direction and oversight of the research group of the North American Core Equities Team. He is actively involved in security analysis and the portfolio construction process. Mr. Cole’s prior experience with the firm includes Senior Analyst (responsible for the retail, food, household and personal products, media, auto and auto parts sectors), managing the US Equity Trading Desk and serving as a Portfolio Manager in the US Fixed Income Group. He is a member of the CFA Institute and the Investment Analysts Society of Chicago. He received both his BBA and MBA from the University of Wisconsin. He has earned the right to use the Chartered Financial Analyst designation.

Thomas J. Digenan, CFA, CPA. Mr. Digenan joined UBS Global AM in 1993. Mr. Digenan participates in the analysis and development of US Equity portfolio. He is responsible for communicating the firm’s equity strategy to clients and investment consultants. Mr. Digenan’s prior experience with the firm includes President of mutual funds and relationship funds organization. Prior to joining the firm, Mr. Digenan was a senior manager in the tax department of KPMG Peat Marwick working exclusively in the investment services industry. Mr. Digenan is a member of the CFA Institute, the Investment Analysts Society of Chicago and the American Institute of Certified Public Accounts.

204 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Paul A. Graham, Jr., CFA. Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Managing Director, Head of Growth Investors and Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.

Scott C. Hazen, CFA. Mr. Hazen joined UBS Global AM in 1992 and participates in the analysis and development of U.S. Equity portfolios. Prior to joining the portfolio management team in 2004, Mr. Hazen served as a member of the firm’s global investment team responsible for providing client service and relationship management to the firm’s clients. He earned a BBA from the University of Notre Dame and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation and is a member of the Investment Analysts Society of Chicago.

John C. Leonard, CFA. Mr. Leonard joined UBS Global AM in 1991. Mr. Leonard is Head of North American Equities and is responsible for the development of sector and stock selection strategies within this market. In addition, he is the co-Head of Equities. Prior to joining UBS Global AM, he worked as an investment analyst at a real estate management company and as a financial advisor with two investment management firms. Mr. Leonard received his AB from Dartmouth College and his MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

David N. Wabnik. Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School.

Sub-Advisor:	Vaughan Nelson Investment Management, LP (“Vaughan Nelson”) is located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a subsidiary of Natixis Global Asset Management, L.P.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Partners SmallCap Value II	Chris D. Wallis Scott J. Weber

Chris D. Wallis, CFA. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined the firm in 1999. He received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 15 years of investment/financial analysis and accounting experience.

Scott J. Weber. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined the firm in 2003. Prior to joining Vaughan Nelson, he was a vice president from 2001 to 2003 and a senior associated from 2000 to 2001 of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. Mr. Weber holds the designation of Chartered Financial Analyst and has over 10 years of investment management and financial analysis experience.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 205
www.principal.com

The Sub-Sub-Advisors
Principal Global Investors, LLC (“PGI”) has entered into sub-sub-advisory agreements for various Funds. Under these agreements, each sub-sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor. Similar day-to-day management decisions concerning a portion of the High Quality Intermediate-Term Bond Fund’s portfolio are made by Spectrum.

See the discussion regarding Spectrum provided in connection with the Preferred Securities Fund for a description of the firm and the individuals who serve as portfolio managers.

Duties of Principal and Sub-Advisors

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Several of the Funds have multiple Sub-Advisors. For those Funds, Principal determines the portion of the Fund’s assets to be managed by the Sub-Advisors and may, from time-to-time, reallocate Fund assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor’s firm or investment professionals or changes in the number of Sub-Advisors. Ordinarily, reallocations of Fund assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times existing Fund assets may be reallocated among Sub-Advisors.

Fees Paid to Principal

The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was:

Bond & Mortgage Securities Fund	0.52%		Partners MidCap Value Fund	0.99%
Disciplined LargeCap Blend Fund	0.56%		Partners MidCap Value Fund I	0.99%
Diversified International Fund	0.87%		Partners SmallCap Blend Fund	1.00%
Equity Income Fund I	0.51%		Partners SmallCap Growth Fund I	1.10%
Global Real Estate Securities Fund	0.90	%(1)	Partners SmallCap Growth Fund II	0.99%
Government & High Quality Bond Fund	0.40%		Partners SmallCap Growth Fund III	1.10%
High Quality Intermediate-Term Bond Fund	0.40%		Partners SmallCap Value Fund	1.00%
High Yield Fund	0.65%		Partners SmallCap Value Fund I	1.00%
High Yield Fund II	0.52%		Partners SmallCap Value Fund II	1.00%
Income Fund	0.50%		Preferred Securities Fund	0.74%
Inflation Protection Fund	0.40%		Principal LifeTime 2010 Fund	0.1225%
International Emerging Markets Fund	1.19%		Principal LifeTime 2015 Fund	N/A	(4)
International Growth Fund	0.97%		Principal LifeTime 2020 Fund	0.1225%
LargeCap Growth Fund	0.60	%(3)	Principal LifeTime 2025 Fund	N/A	(4)
LargeCap S&P 500 Index Fund	0.15%		Principal LifeTime 2030 Fund	0.1225%
LargeCap Value Fund	0.44%		Principal LifeTime 2035 Fund	N/A	(4)
MidCap Blend Fund	0.64%		Principal LifeTime 2040 Fund	0.1225%
MidCap Growth Fund	0.65%		Principal LifeTime 2045 Fund	N/A	(4)
MidCap S&P 400 Index Fund	0.15%		Principal LifeTime 2050 Fund	0.1225%
MidCap Stock Fund	0.75%		Principal LifeTime 2055 Fund	N/A	(4)

206 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

MidCap Value Fund	0.65%		Principal LifeTime Strategic Income Fund	0.1225%
Money Market Fund	0.38%		Real Estate Securities Fund	0.83%
Mortgage Securities Fund	0.50%		SAM Balanced Portfolio	0.31%
Partners Global Equity Fund	0.95%		SAM Conservative Balanced Portfolio	0.31%
Partners International Fund	1.08%		SAM Conservative Growth Portfolio	0.31%
Partners LargeCap Blend Fund	0.74%		SAM Flexible Income Portfolio	0.31%
Partners LargeCap Blend Fund I	0.44%		SAM Strategic Growth Portfolio	0.31%
Partners LargeCap Growth Fund I	0.73%		Short-Term Bond Fund	0.40%
Partners LargeCap Growth Fund II	0.99	%(2)	Short-Term Income Fund	0.49%
Partners LargeCap Value Fund	0.76%		SmallCap Blend Fund	0.75%
Partners LargeCap Value Fund I	0.79%		SmallCap Growth Fund	0.75%
Partners LargeCap Value Fund II	0.85%		SmallCap S&P 600 Index Fund	0.15%
Partners MidCap Growth Fund	1.00	%(2)	SmallCap Value Fund	0.75%
Partners MidCap Growth Fund I	1.00%		Ultra Short Bond Fund	0.40%
Partners MidCap Growth Fund II	1.00%		West Coast Equity Fund	0.48%

(1)	Period from October 1, 2007 (date operations commenced) through October 31, 2007.

(2)	Effective October 31, 2007, the Fund’s management fees were decreased.

(3)	Effective January 16, 2007, the Fund’s management fees were increased.

(4)	Each of the Funds in the table below pays a fee to Principal (as a percentage of the average daily net assets) as shown.

	First $3	Over $3
Fund	billion	billion

Principal LifeTime 2015 Fund	0.1225%	0.1125%
Principal LifeTime 2025 Fund	0.1225%	0.1125%
Principal LifeTime 2035 Fund	0.1225%	0.1125%
Principal LifeTime 2045 Fund	0.1225%	0.1125%
Principal LifeTime 2055 Fund	0.1225%	0.1125%

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, only the High Yield, MidCap Value, and all Partners Funds intend to rely on the order.

Distribution Agreements

Principal may pay compensation, from its own resources, to certain financial intermediaries for the distribution, promotion, sale of Fund shares, and for providing services to shareholders. If one mutual fund sponsor makes greater distribution assistance payments than another, your investment representative or his or her financial intermediary may have an incentive to recommend one fund complex over another.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 207
www.principal.com

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For all Funds, except the Money Market Fund, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.

Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

208 PRICING OF FUND SHARES	Principal Investors Fund
1-800-222-5852

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased from Princor, the Fund’s principal underwriter for Institutional Class shares. There are no sales charges on Institutional Class shares of the Fund. There are no restrictions on amounts to be invested in Institutional Class shares of the Fund.

Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Fund. For these purposes, Principal may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.

Effective the close of business of September 1, 2007, the SmallCap Blend Fund (the “fund”) closed to new investors. Those who were fund shareholders on September 1, 2007 may, however, continue to purchase shares in fund accounts in existence at that time. Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

REDEMPTION OF FUND SHARES

You may redeem shares of the Fund upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”

Principal Investors Fund	PURCHASE OF FUND SHARES 209
www.principal.com

EXCHANGE OF FUND SHARES

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
•	the share class of such other Fund is available through the plan, and
•	the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions, or where the application of the restriction would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

•	The Bond & Mortgage Securities, Government & High Quality Bond, High Yield II, Income, Inflation Protection, Mortgage Securities, Short-Term Bond, Short-Term Income, and Ultra Short Bond Funds declare dividends of their daily net investment income each day their shares are priced. On the last business day of each month the Funds will pay out their accumulated declared dividends.

•	The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund.

•	The Preferred Securities Fund pays its net investment income on a monthly basis. The payment date is the last business day of each month.

•	The Equity Income I, Global Real Estate Securities, and Real Estate Securities Funds and the SAM Flexible Income, SAM Conservative Balanced, and SAM Balanced Portfolios each pay their net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.

•	The other Funds pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

210 EXCHANGE OF FUND SHARES	Principal Investors Fund
1-800-222-5852

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for frequent trading or market timing activity. The funds do not knowingly accommodate frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

We consider frequent trading and market timing activities to be abusive trading practices because they:

•	Disrupt the management of the Funds by

•	forcing the Fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Fund; and
•	Increase expenses of the Fund due to

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

Certain Funds may be at greater risk for abusive trading practices. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Fund. The potential negative impact and harms of undetected excessive trading in shares of the underlying funds in which the Principal LifeTime Funds or Strategic Asset Management Portfolios invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Portfolios as they would for any fund shareholder.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;

Principal Investors Fund	FREQUENT PURCHASES AND REDEMPTIONS 211
www.principal.com

•	Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
•	Limiting the number of exchanges during a year;
•	Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
•	Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give you notice in writing in this instance.

FUND ACCOUNT INFORMATION

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund, and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.

Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:

•	if you sell more than $100,000 from any one Fund;
•	if a sales proceeds check is payable to other than the account shareholder(s);
•	to change ownership of an account;
•	to add telephone transaction services and/or wire privileges to an existing account;
•	to change bank account information designated under an existing telephone withdrawal plan;
•	to exchange or transfer among accounts with different ownership; and
•	to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

Reservation of Rights
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share class described herein. Shareholders will be notified of any such action to the extent required by law.

Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information

212 FUND ACCOUNT INFORMATION	Principal Investors Fund
1-800-222-5852

relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

Principal Investors Fund	PORTFOLIO HOLDINGS INFORMATION 213
www.principal.com

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).

This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Investors Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2007, which is available upon request, and incorporated by reference into the SAI.

To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852

214 FINANCIAL HIGHLIGHTS	Principal Investors Fund
1-800-222-5852

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.67	$10.62	$10.90		$1 0.70	$10.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.57	0.51	0.44		0.40	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.28)		0.20	0.11

Total From Investment Operations	0.40	0.54	0.16		0.60	0.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.57)	(0.49)	(0.43)		(0.40)	(0.42)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.57)	(0.49)	(0.44)		(0.40)	(0.42)

Net Asset Value, End of Period	$10.50	$10.67	$10.62		$1 0.90	$10.70

Total Return	3.85%	5.27%	1.45%		5.74%	4.63%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,829,733	$1,397,636	$771,847		$373,880	$165,504
Ratio of Expenses to Average Net Assets	0.52%	0.56%	0.77%		0.59%	0.55%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.53%	0.55%		0.55%	—%
Ratio of Net Investment Income to Average Net Assets	5.41%	4.85%	4.07%		3.71%	3.51%
Portfolio Turnover Rate	259.1%	274.5%	202.1	%(c)	150.5%	91.0%

	2007		2006	2005		2004	2003(d)
DISCIPLINED LARGECAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$16.11		$14.37	$12.95		$12.12	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18		0.19	0.18		0.11	0.10
Net Realized and Unrealized Gain (Loss) on Investments	2.13		1.88	1.37		1.10	2.02

Total From Investment Operations	2.31		2.07	1.55		1.21	2.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)		(0.13)	(0.07)		(0.11)	—
Distributions from Realized Gains	(0.38)		(0.20)	(0.06)		(0.27)	—

Total Dividends and Distributions	(0.57)		(0.33)	(0.13)		(0.38)	—

Net Asset Value, End of Period	$17.85		$16.11	$14.37		$1 2.95	$12.12

Total Return	14.70%		14.61%	12.07%		10.22%	21.20	%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,160,022		$974,790	$523,512		$247,979	$11,910
Ratio of Expenses to Average Net Assets	0.57%		0.59%	0.60%		0.60%	0.60	%(f)
Ratio of Net Investment Income to Average Net Assets	1.08%		1.27%	1.25%		0.89%	1.02	%(f)
Portfolio Turnover Rate	101.4	%(g)	92.4%	86.7	%(h)	106.2%	109.2	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

(d)	Period from December 30, 2002, date operations commenced, through October 31, 2003.

(e)	Total return amounts have not been annualized.

(f)	Computed on an annualized basis.

(g)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth & Income Fund.

(h)	Portfolio turnover rate excludes approximately $102,898,000 of securities from the acquisition of Principal Balanced Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003
DIVERSIFIED INTERNATIONAL FUND
Institutional shares
Net Asset Value, Beginning of Period	$14.36		$11.45	$9.32		$8.01		$6.52
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23		0.18	0.14		0.11		0.06
Net Realized and Unrealized Gain (Loss) on Investments	4.23		3.28	2.25		1.26		1.50

Total From Investment Operations	4.46		3.46	2.39		1.37		1.56
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)		(0.09)	(0.05)		(0.06)		(0.07)
Distributions from Realized Gains	(1.27)		(0.46)	(0.21)		—		—

Total Dividends and Distributions	(1.48)		(0.55)	(0.26)		(0.06)		(0.07)

Net Asset Value, End of Period	$17.34		$14.36	$11.45		$9.32		$8.01

Total Return	33.87%		31.29%	26.07%		17.24%		24.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,188,878		$44,939	$31,357		$15,831		$8,611
Ratio of Expenses to Average Net Assets	0.90%		0.90%	0.90%		0.89%		0.90%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0.90	%(b)	0.90	%(b)
Ratio of Net Investment Income to Average Net Assets	1.56%		1.35%	1.37%		1.23%		0.91%
Portfolio Turnover Rate	111.3	%(c)	107.5%	202.7	%(d)	160.2	%(e)	162.2	%(f)

	2007		2006	2005	2004	2003
EQUITY INCOME FUND I
Institutional shares
Net Asset Value, Beginning of Period	$22.43		$20.07	$17.79	$15.45	$12.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.44		0.40	0.48	0.35	0.38
Net Realized and Unrealized Gain (Loss) on Investments	2.55		3.00	2.24	2.33	2.72

Total From Investment Operations	2.99		3.40	2.72	2.68	3.10
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.40)		(0.41)	(0.44)	(0.34)	(0.38)
Distributions from Realized Gains	(1.20)		(0.63)	—	—	—

Total Dividends and Distributions	(1.60)		(1.04)	(0.44)	(0.34)	(0.38)

Net Asset Value, End of Period	$23.82		$22.43	$20.07	$17.79	$15.45

Total Return	13.99%		17.53%	15.39%	17.51%	24.77%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,016,738		$1,686,604	$1,294,804	$908,925	$529,665
Ratio of Expenses to Average Net Assets	0.52%		0.55%	0.58%	0.59%	0.61%
Ratio of Gross Expenses to Average Net Assets(g)	—%		0.55%	0.58%	0.59%	0.61%
Ratio of Net Investment Income to Average Net Assets	1.93%		1.88%	2.45%	2.06%	2.77%
Portfolio Turnover Rate	85.6	%(h)	81.0%	32.0%	20.0%	18.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM International Growth Fund.

(d)	Portfolio turnover rate excludes approximately $279,644,000 of securities from the acquisition of Principal International Fund, Inc. and Principal International SmallCap Fund, Inc. and $19,133,000 from portfolio realignment.

(e)	Portfolio turnover rate excludes approximately $7,549,000 from portfolio realignment from the acquisition of International SmallCap Fund.

(f)	Portfolio turnover rate excludes approximately $8,876,000 of securities from the acquisitions of European Fund, Pacific Basin Fund, and International SmallCap Fund and $5,654,000 from portfolio realignment.

(g)	Excludes expense reimbursement from Manager and/or Underwriter.

(h)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Fund and WM Equity Income Fund.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
GLOBAL REAL ESTATE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.07

Total From Investment Operations	0.08

Net Asset Value, End of Period	$10.08

Total Return	0.80	%(b)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,016
Ratio of Expenses to Average Net Assets	0.95	%(c)
Ratio of Net Investment Income to Average Net Assets	1.75	%(c)
Portfolio Turnover Rate	86.7	%(c)

	2007	2006	2005		2004	2003
GOVERNMENT & HIGH QUALITY BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.12	$10.10	$10.37		$10.35	$10.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(d)	0.49	0.45	0.39		0.37	0.36
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.03	(0.27)		0.08	(0.18)

Total From Investment Operations	0.42	0.48	0.12		0.45	0.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.46)	(0.39)		(0.43)	(0.43)

Total Dividends and Distributions	(0.50)	(0.46)	(0.39)		(0.43)	(0.43)

Net Asset Value, End of Period	$10.04	$10.12	$10.10		$1 0.37	$10.35

Total Return	4.21%	4.84%	1.14%		4.47%	1.70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$16	$10	$10		$10	$10
Ratio of Expenses to Average Net Assets	0.40%	0.53%	0.41%		0.40%	0.40%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.40%	0.40%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	4.85%	4.48%	3.84%		3.52%	3.45%
Portfolio Turnover Rate	261.5%	271.5%	542.3	%(f)	95.2%	219.5%

(a)	Period from October 1, 2007, date operations commenced, through October 31, 2007.

(b)	Total return amounts have not been annualized.

(c)	Computed on an annualized basis.

(d)	Calculated based on average shares outstanding during the period.

(e)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(f)	Portfolio turnover rate excludes approximately $343,164,000 of securities from the acquisition of Principal Government Securities Fund Income, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
HIGH QUALITY INTERMEDIATE-TERM BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.86	$10.66	$10.71		$10.64	$10.62
Income from Investment Operations:
Net Investment Income (Operating Loss)d(a)	0.55	0.50	0.41		0.38	0.46
Net Realized and Unrealized Gain (Loss) on Investments	(0.17)	0.03	(0.26)		0.16	0.02

Total From Investment Operations	0.38	0.53	0.15		0.54	0.48
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.44)	(0.32)	(0.14)		(0.39)	(0.46)
Distributions from Realized Gains	—	(0.01)	(0.06)		(0.08)	—

Total Dividends and Distributions	(0.44)	(0.33)	(0.20)		(0.47)	(0.46)

Net Asset Value, End of Period	$10.80	$10.86	$10.66		$1 0.71	$10.64

Total Return	3.63%	5.12%	1.46%		5.23%	4.62%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$29,755	$13,377	$2,494		$10	$10
Ratio of Expenses to Average Net Assets	0.40%	0.65%	0.72%		0.43%	0.40%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.40%	0.40%		0.40%	N/A
Ratio of Net Investment Income to Average Net Assets	5.13%	4.76%	3.90%		3.56%	4.32%
Portfolio Turnover Rate	257.3%	268.6%	177.4	%(c)	152.5%	71.3%

	2007	2006	2005(d)
HIGH YIELD FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.61	$10.24	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.75	0.73	0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.09	(0.30)

Total From Investment Operations	0.68	0.82	0.24
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.45)	—

Total Dividends and Distributions	(0.68)	(0.45)	—

Net Asset Value, End of Period	$10.61	$10.61	$10.24
Total Return	6.64%	8.27%	2.40	%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$506,755	$95,691	$71,355
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65	%(f)
Ratio of Net Investment Income to Average Net Assets	7.18%	7.13%	6.29	%(f)
Portfolio Turnover Rate	69.0%	104.3%	93.2	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $15,223,000 of securities from the acquisition of High Quality Long-Term Bond Fund.

(d)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(e)	Total return amounts have not been annualized.

(f)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
HIGH YIELD FUND II
Institutional shares
Net Asset Value, Beginning of Period	$8.78	$8.22	$8.27	$7.86	$6.62
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.62 (a)	0.64	0.58	0.60	0.63 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.21	0.55	(0.03)	0.44	1.30

Total From Investment Operations	0.83	1.19	0.55	1.04	1.93
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.69)	(0.63)	(0.60)	(0.63)	(0.69)
Distributions from Realized Gains	(0.18)	—	—	—	—

Total Dividends and Distributions	(0.87)	(0.63)	(0.60)	(0.63)	(0.69)

Net Asset Value, End of Period	$8.74	$8.78	$8.22	$8.27	$7.86

Total Return	9.94%	15.01%	6.91%	13.75%	30.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$681,304	$571	$588	$526	$425
Ratio of Expenses to Average Net Assets	0.53%	0.57%	0.59%	0.61%	0.64%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.57%	0.59%	0.61%	0.64%
Ratio of Net Investment Income to Average Net Assets	7.07%	7.64%	7.09%	7.43%	8.57%
Portfolio Turnover Rate	47.4%	85.0%	94.0%	82.0%	61.0%

	2007	2006	2005	2004	2003
INCOME FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.11	$9.07	$9.48	$9.36	$9.03
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.50 (a)	0.51	0.49	0.50	0.55
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.05	(0.38)	0.16	0.38

Total From Investment Operations	0.44	0.56	0.11	0.66	0.93
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.54)	(0.52)	(0.52)	(0.54)	(0.60)

Total Dividends and Distributions	(0.54)	(0.52)	(0.52)	(0.54)	(0.60)

Net Asset Value, End of Period	$9.01	$9.11	$9.07	$9.48	$9.36

Total Return	4.88%	6.41%	1.13%	7.18%	10.51%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$960,941	$963,326	$903,915	$834,726	$679,139
Ratio of Expenses to Average Net Assets	0.51%	0.52%	0.54%	0.55%	0.56%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.52%	0.54%	0.55%	0.56%
Ratio of Net Investment Income to Average Net Assets	5.51%	5.64%	5.20%	5.27%	5.80%
Portfolio Turnover Rate	15.2%	26.0%	20.0%	24.0%	33.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
INFLATION PROTECTION FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.57	$9.81	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.51	0.50	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)	(0.23)	(0.30)

Total From Investment Operations	0.31	0.27	0.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.43)	(0.50)	(0.34)
Distributions from Realized Gains	—	(0.01)	—

Total Dividends and Distributions	(0.43)	(0.51)	(0.34)

Net Asset Value, End of Period	$9.45	$9.57	$9.81

Total Return	3.34%	2.77%	1.49	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$461,619	$110,930	$70,984
Ratio of Expenses to Average Net Assets	0.40%	1.53%	1.36	%(d)
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(e)	N/A	0.40%	0.40	%(d)
Ratio of Net Investment Income to Average Net Assets	5.46%	5.22%	5.32	%(d)
Portfolio Turnover Rate	88.2%	51.4%	45.5	%(d)

	2007	2006	2005		2004		2003
INTERNATIONAL EMERGING MARKETS FUND
Institutional shares
Net Asset Value, Beginning of Period	$24.69	$19.46	$15.16		$13.06		$8.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.49	0.24	0.28		0.16		0.03
Net Realized and Unrealized Gain (Loss) on Investments	16.38	7.09	5.18		2.10		4.31

Total From Investment Operations	16.87	7.33	5.46		2.26		4.34
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.17)	—		(0.16)		—
Distributions from Realized Gains	(1.75)	(1.93)	(1.16)		—		—

Total Dividends and Distributions	(2.00)	(2.10)	(1.16)		(0.16)		—

Net Asset Value, End of Period	$39.56	$24.69	$19.46		$15.16		$13.06

Total Return	73.27%	40.45%	37.88%		17.46%		49.77%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$802,809	$65,405	$1,507		$15		$3
Ratio of Expenses to Average Net Assets	1.19%	1.34%	1.35%		1.34%		1.35%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.35	%(f)	1.35	%(f)
Ratio of Net Investment Income to Average Net Assets	1.62%	1.01%	1.47%		1.16%		0.34%
Portfolio Turnover Rate	141.6%	134.0%	181.2	%(g)	146.9%		144.7%

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(f)	Expense ratio without commission rebates.

(g)	Portfolio turnover rate excludes approximately $24,418,000 of securities from the acquisition of Principal International Emerging Markets Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
INTERNATIONAL GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.30	$11.44	$10.07	$8.38	$6.63
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.12	0.14	0.13	0.10
Net Realized and Unrealized Gain (Loss) on Investments	3.45	2.84	2.20	1.66	1.65

Total From Investment Operations	3.62	2.96	2.34	1.79	1.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.11)	(0.10)	(0.10)	—
Distributions from Realized Gains	(1.25)	(0.99)	(0.87)	—	—

Total Dividends and Distributions	(1.38)	(1.10)	(0.97)	(0.10)	—

Net Asset Value, End of Period	$15.54	$13.30	$11.44	$10.07	$8.38

Total Return	29.74%	27.80%	24.71%	21.54%	26.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,268,322	$1,129,504	$644,994	$354,090	$208,785
Ratio of Expenses to Average Net Assets	0.97%	0.99%	1.00%	1.00%	1.00%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	—%	1.00	%(b)
Ratio of Net Investment Income to Average Net Assets	1.25%	0.99%	1.33%	1.42%	1.37%
Portfolio Turnover Rate	129.4%	134.7%	139.5%	156.2%	135.3%

	2007		2006	2005		2004		2003
LARGECAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$7.83		$7.09	$6.09		$5.86		$5.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04		0.05	0.04		0.02		0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.31		0.70	1.00		0.22		0.75

Total From Investment Operations	2.35		0.75	1.04		0.24		0.77
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.06)		(0.01)	(0.04)		(0.01)		—
Distributions from Realized Gains	(0.10)		—	—		—		—

Total Dividends and Distributions	(0.16)		(0.01)	(0.04)		(0 .01)		—

Net Asset Value, End of Period	$10.02		$7.83	$7.09		$6.09		$5.86

Total Return	30.46%		10.57%	17.05%		4.05%		15.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$3,509,320		$487,805	$278,730		$121,840		$60,790
Ratio of Expenses to Average Net Assets	0.60%		0.54%	0.55%		0.55%		0.55%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0 .55	%(b)	0 .55	%(b)
Ratio of Net Investment Income to Average Net Assets	0.42%		0.65%	0.63%		0.34%		0.38%
Portfolio Turnover Rate	113.1	%(c)	93.5%	169.0	%(d)	59.8%		59 .2	%(e)

(a)	Calculated based on average shares outstanding during the period

(b)	Expense ratio without commission rabates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM Growth Fund.

(d)	Portfolio turnover rate excludes approximately $289,113,000 of securities from the acquisition of Principal Growth Fund, Inc.

(e)	Portfolio turnover rate excludes approximately $2,976,000 of securities from the acquisition of Technology Fund and $875,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
LARGECAP S&P 500 INDEX FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.88	$8.67	$8.67		$8.04	$6.76
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.19	0.16	0.13		0.13	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.21	1.23	0.59		0.60	1.24

Total From Investment Operations	1.40	1.39	0.72		0.73	1.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.14)	(0.13)		(0.10)	(0.08)
Distributions from Realized Gains	(0.03)	(0.04)	(0.59)		—	—

Total Dividends and Distributions	(0.20)	(0.18)	(0.72)		(0.10)	(0.08)

Net Asset Value, End of Period	$11.08	$9.88	$8.67		$8.67	$8.04

Total Return	14.42%	16.22%	8.48%		9.10%	20.35%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$87,900	$30,128	$4,270		$10	$114,300
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%		0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.79%	1.74%	1.65%		1.55%	1.54%
Portfolio Turnover Rate	5.6%	3.7%	11.5	%(b)	67.3%	1.1%

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.13	$11.36	$10.67		$9.82		$8.27
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.25	0.23	0.20		0.16		0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.01	1.98	1.00		0.81		1.50

Total From Investment Operations	1.26	2.21	1.20		0.97		1.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.23)	(0.15)	(0.13)		(0.12)		(0.09)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.83)	(0.44)	(0.51)		(0.12)		(0.09)

Net Asset Value, End of Period	$13.56	$13.13	$11.36		$10.67		$9.82

Total Return	10.04%	19.99%	11.54%		9.97%		19.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$467,050	$354,854	$197,923		$97,881		$59,663
Ratio of Expenses to Average Net Assets	0.44%	0.45%	0.45%		0.44%		0.45%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.45	%(c)	0.45	%(c)
Ratio of Net Investment Income to Average Net Assets	1.88%	1.91%	1.77%		1.51%		1.59%
Portfolio Turnover Rate	100.3%	92.8%	181.1	%(d)	228.4%		179.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Portfolio turnover rate excludes approximately $71,356,000 of securities from the acquisition of Principal LargeCap Stock Index Fund, Inc.

(c)	Expense ratio without commission rebates.

(d)	Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
MIDCAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$14.92	$13.79	$12.90		$11.28		$9.01
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.09	0.15		0.02		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.53	1.83	1.64		1.76		2.35

Total From Investment Operations	2.57	1.92	1.79		1.78		2.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.08)	(0.03)		(0.11)		(0.04)
Distributions from Realized Gains	(1.42)	(0.71)	(0.87)		(0.05)		—
Tax Return of Capital Distribution	—	—	—		—		(0.05)

Total Dividends and Distributions	(1.50)	(0.79)	(0.90)		(0.16)		(0.09)

Net Asset Value, End of Period	$15.99	$14.92	$13.79		$12.90		$11.28

Total Return	18.64%	14.43%	14.42%		15.89%		26.42%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,378	$13	$12		$11		$697
Ratio of Expenses to Average Net Assets	0.64%	0.64%	0.65%		0.64%		0.65%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.65	%(b)	0.65	%(b)
Ratio of Net Investment Income to Average Net Assets	0.23%	0.65%	1.15%		1.71%		0.69%
Portfolio Turnover Rate	30.6%	43.4%	133.8	%(c)	60.8	%(d)	35.3	%(e)

	2007	2006	2005	2004		2003
MIDCAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$6.68	$6.24	$5.37	$5.21		$4.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	(0.01)	(0.01)	(0.01)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.19	0.45	0.88	0.17		1.23

Total From Investment Operations	2.19	0.44	0.87	0.16		1.21

Net Asset Value, End of Period	$8.87	$6.68	$6.24	$5.37		$5.21

Total Return	32.78%	7.05%	16.20%	3.07%		30.25%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$9,799	$3,945	$11	$5,937		$5,861
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%	0.65%		0.65%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	0.65	%(b)	0.65	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.05)%	(0.18)%	(0.18)%	(0.13)%		(0.39)%
Portfolio Turnover Rate	153.9%	146.1%	233.8%	324.2%		290.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.

(d)	Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.

(e)	Portfolio turnover rate excludes approximately $6,912,000 of securities from the acquisition of Partners MidCap Blend Fund and $2,567,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MIDCAP S&P 400 INDEX FUND
Institutional shares
Net Asset Value, Beginning of Period	$14.59	$13.54	$11.90	$1 0.95	$8.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.17	0.14	0.12	0.09
Net Realized and Unrealized Gain (Loss) on Investments	2.18	1.57	1.88	1.05	2.45

Total From Investment Operations	2.38	1.74	2.02	1.17	2.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.19)	(0.14)	(0.05)	(0.10)	(0.07)
Distributions from Realized Gains	(0.47)	(0.55)	(0.33)	(0.12)	—

Total Dividends and Distributions	(0.66)	(0.69)	(0.38)	(0.22)	(0.07)

Net Asset Value, End of Period	$16.31	$14.59	$13.54	$11.90	$10.95

Total Return	16.87%	13.27%	17.25%	10.74%	30.23%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$32,135	$12,591	$1,305	$12	$11
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.29%	1.22%	1.05%	1.01%	1.03%
Portfolio Turnover Rate	36.1%	31.7%	52.1%	55.9%	41.4%

	2007	2006	2005	2004	2003
MIDCAP STOCK FUND
Institutional shares
Net Asset Value, Beginning of Period	$21.14	$19.47	$17.26	$1 5.50	$12.51
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.23	0.17	0.30	0.08	0.06
Net Realized and Unrealized Gain (Loss) on Investments	0.63	3.04	2.59	1.78	2.97

Total From Investment Operations	0.86	3.21	2.89	1.86	3.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.16)	(0.31)	(0.08)	(0.06)	(0.04)
Distributions from Realized Gains	(0.97)	(1.23)	(0.60)	(0.04)	—

Total Dividends and Distributions	(1.13)	(1.54)	(0.68)	(0.10)	(0.04)

Net Asset Value, End of Period	$20.87	$21.14	$19.47	$17.26	$15.50

Total Return	4.01%	17.41%	17.11%	12.02%	24.27%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$560,661	$725,604	$766,698	$616,052	$369,772
Ratio of Expenses to Average Net Assets	0.76%	0.78%	0.80%	0.80%	0.81%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.78%	0.80%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets	1.04%	0.84%	1.64%	0.45%	0.42%
Portfolio Turnover Rate	25.8%	22.0%	28.0%	23.0%	28.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
MIDCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$14.79	$14.79	$12.92		$11.77		$9.73
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.17	0.20	0.19		0.13		0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.25	2.03	2.53		1.15		2.07

Total From Investment Operations	1.42	2.23	2.72		1.28		2.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.15)	(0.03)		(0.13)		(0.11)
Distributions from Realized Gains	(0.82)	(2.08)	(0.82)		—		—

Total Dividends and Distributions	(1.00)	(2.23)	(0.85)		(0.13)		(0.11)

Net Asset Value, End of Period	$15.21	$14.79	$14.79		$12.92		$11.77

Total Return
Ratio/Supplemental Data:	9.97%	16.83%	22.00	%(b)	10.98%		22.33%
Net Assets, End of Period (in thousands)	$10	$5,893	$5,054		$806		$92
Ratio of Expenses to Average Net Assets	0.65%	0.65%	0.65%		0.59%		0.65%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.67	%(c)	0.65	%(c)
Ratio of Net Investment Income to Average Net Assets	1.18%	1.40%	1.31%		1.03%		0.86%
Portfolio Turnover Rate	99.9%	102.8%	167.8%		225.4%		186.5%

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Institutional shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.05	0.04	0.03	0.01	0.01

Total From Investment Operations	0.05	0.04	0.03	0.01	0.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)

Total Dividends and Distributions	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	5.09%	4.55%	2.56%	0.85%	0.89%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$216,988	$26,403	$140,592	$56,277	$23,684
Ratio of Expenses to Average Net Assets	0.39%	0.40%	0.40%	0.40%	0.40%
Ratio of Net Investment Income to Average Net Assets	4.96%	4.11%	2.67%	0.89%	0.78%

(a)	Calculated based on average shares outstanding during the period.

(b)	During 2005, the Class experienced a significant withdrawal of monies. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal. In addition, the Class experienced a reimbursement from the Manager relating to a prior period expense adjustment. The total return amounts expressed herein are greater than those that would have been experienced without the reimburesment.

(c)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MORTGAGE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.55	$10.53	$10.88	$10.89	$11.19
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.51 (a)	0.49	0.45 (a)	0.44 (a)	0.44 (a)
Net Realized and Unrealized Gain (Loss) on Investments	0.01	0.05	(0.30)	0.05	(0.19)

Total From Investment Operations	0.52	0.54	0.15	0.49	0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.52)	(0.50)	(0.50)	(0.55)

Total Dividends and Distributions	(0.53)	(0.52)	(0.50)	(0.50)	(0.55)

Net Asset Value, End of Period	$10.54	$10.55	$10.53	$10.88	$10.89

Total Return	4.98%	5.25%	1.41%	4.65%	2.32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,497,302	$1,521,330	$1,642,617	$1,260,104	$658,676
Ratio of Expenses to Average Net Assets	0.50%	0.52%	0.54%	0.55%	0.57%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.52%	0.54%	0.55%	0.57%
Ratio of Net Investment Income to Average Net Assets	4.86%	4.64%	4.22%	4.02%	3.95%
Portfolio Turnover Rate	13.6%	13.0%	34.0%	30.0%	62.0%

	2007	2006	2005(c)
PARTNERS GLOBAL EQUITY FUND
Institutional shares
Net Asset Value, Beginning of Period	$12.16	$10.25	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.12	0.12	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.85	1.86	0.18

Total From Investment Operations	1.97	1.98	0.25
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.07)	—
Distributions from Realized Gains	(0.38)	—	—

Total Dividends and Distributions	(0.46)	(0.07)	—

Net Asset Value, End of Period	$13.67	$12.16	$10.25

Total Return	16.71%	19.39%	2.50	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$27,151	$20,145	$11,184
Ratio of Expenses to Average Net Assets	0.95%	0.95%	0.95	%(e)
Ratio of Net Investment Income to Average Net Assets	0.93%	1.02%	1.10	%(e)
Portfolio Turnover Rate	71.0%	61.2%	37.1	%(e)

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.

(c)	Period from March 1, 2005, date operations commenced, through October 31, 2005.

(d)	Total return amounts have not been annualized.

(e)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS INTERNATIONAL FUND
Institutional shares
Net Asset Value, Beginning of Period	$15.46	$12.74	$10.89	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.24	0.18	0.17	0.06
Net Realized and Unrealized Gain (Loss) on Investments	4.09	3.05	1.82	0.83

Total From Investment Operations	4.33	3.23	1.99	0.89
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.10)	(0.05)	—
Distributions from Realized Gains	(0.92)	(0.41)	(0.09)	—

Total Dividends and Distributions	(1.09)	(0.51)	(0.14)	—

Net Asset Value, End of Period	$18.70	$15.46	$12.74	$10.89

Total Return	29.66%	26.22%	18.33%	8.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,903,137	$874,559	$537,573	$193,488
Ratio of Expenses to Average Net Assets	1.08%	1.09%	1.10%	1.09	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.10	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	1.44%	1.26%	1.31%	0.63	%(d)
Portfolio Turnover Rate	91.1%	66.1%	60.1%	78.8	%(d)

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$11.43	$10.37	$10.14		$9.40		$8.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.11	0.12	0.12		0.08		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.62	1.47	0.78		0.75		1.17

Total From Investment Operations	1.73	1.59	0.90		0.83		1.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.09)	(0.10)		(0.09)		(0.04)
Distributions from Realized Gains	(0.57)	(0.44)	(0.57)		—		—

Total Dividends and Distributions	(0.69)	(0.53)	(0.67)		(0.09)		(0.04)

Net Asset Value, End of Period	$12.47	$11.43	$10.37		$1 0.14		$9.40

Total Return	15.83%	15.84%	9.03%		8.84%		15.68%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$706,735	$627,235	$557,357		$464,035		$289,273
Ratio of Expenses to Average Net Assets	0.74%	0.74%	0.75%		0.72%		0.74%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.75	%(e)	0.75	%(e)
Ratio of Net Investment Income to Average Net Assets	0.98%	1.11%	1.21%		0.85%		1.13%
Portfolio Turnover Rate	53.2%	52.1%	51.8	%(f)	93.9%		41.7%

(a)	Period from December 29, 2003, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

(f)	Portfolio turnover rate excludes approximately $72,822,000 of securities from the acquisition of Principal Partners LargeCap Blend Fund, Inc. and $136,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS LARGECAP BLEND FUND I
Institutional shares
Net Asset Value, Beginning of Period	$9.48	$8.38	$7.72		$7.13		$6.03
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.13	0.06	0.13		0.08		0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.06	1.16	0.63		0.59		1.09

Total From Investment Operations	1.19	1.22	0.76		0.67		1.17
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.09)	(0.06)		(0.08)		(0.07)
Distributions from Realized Gains	—	(0.03)	(0.04)		—		—

Total Dividends and Distributions	(0.07)	(0.12)	(0.10)		(0.08)		(0.07)

Net Asset Value, End of Period	$10.60	$9.48	$8.38		$7.72		$7.13

Total Return	12.61%	14.67%	9.86%		9.42%		19.52%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$670,138	$95,233	$9		$9		$8
Ratio of Expenses to Average Net Assets	0.44%	0.45%	0.45%		0.45%		0.44%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.45	%(b)	0.45	%(b)
Ratio of Net Investment Income to Average Net Assets	1.28%	0.65%	1.58%		1.10%		1.21%
Portfolio Turnover Rate	106.2%	65.1%	148.8	%(c)	76.5%		82.9%

	2007	2006	2005		2004		2003
PARTNERS LARGECAP GROWTH FUND I
Institutional shares
Net Asset Value, Beginning of Period	$8.36	$8.11	$7.28		$7.00		$6.09
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02	0.04	0.04		0.02		0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.62	0.52	0.83		0.28		0.90

Total From Investment Operations	1.64	0.56	0.87		0.30		0.92
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	—	(0.04)		(0.02)		(0.01)
Distributions from Realized Gains	(0.37)	(0.31)	—		—		—

Total Dividends and Distributions	(0.41)	(0.31)	(0.04)		(0.02)		(0.01)

Net Asset Value, End of Period	$9.59	$8.36	$8.11		$7.28		$7.00

Total Return	20.38%	6.86%	11.98%		4.28%		15.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,668,453	$926,591	$775,660		$625,707		$513,520
Ratio of Expenses to Average Net Assets	0.73%	0.74%	0.74%		0.68%		0.75%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.75	%(b)	0.75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.26%	0.52%	0.48%		0.23%		0.39%
Portfolio Turnover Rate	47.7%	58.5%	66.5	%(d)	157.8%		130.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $149,848,000 of securities from the acquisition of Principal Partners Blue Chip Fund, Inc. and $268,000 from portfolio realignment.

(d)	Portfolio turnover rate excludes approximately $62,466,000 of securities from the acquisition of Principal Partners Equity Growth Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004	2003
PARTNERS LARGECAP GROWTH FUND II
Institutional shares
Net Asset Value, Beginning of Period	$8.99		$8.17	$7.76	$7.30	$6.19
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.02		0.01	0.01	(0.01)	—
Net Realized and Unrealized Gain (Loss) on Investments	1.78		0.91	0.56	0.47	1.11

Total From Investment Operations	1.80		0.92	0.57	0.46	1.11
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)		(0.01)	(0.03)	—	—
Distributions from Realized Gains	(0.73)		(0.09)	(0.13)	—	—

Total Dividends and Distributions	(0.74)		(0.10)	(0.16)	—	—

Net Asset Value, End of Period	$10.05		$8.99	$8.17	$7.76	$7.30

Total Return	21.56%		11.30%	7.31%	6.30%	17.93%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$750,044		$766,512	$715,195	$170,809	$56,784
Ratio of Expenses to Average Net Assets	0.99%		0.99%	1.00%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.19%		0.11%	0.12%	(0.10)%	(0.05)%
Portfolio Turnover Rate	138.3	%(b)	143.4%	95.2%	124.7%	193.9%

	2007	2006	2005		2004	2003
PARTNERS LARGECAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$15.61	$13.54	$12.67		$11.42	$9.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.29	0.25	0.21		0.18	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.97	2.51	0.94		1.24	1.95

Total From Investment Operations	1.26	2.76	1.15		1.42	2.13
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.25)	(0.18)	(0.18)		(0.17)	(0.10)
Distributions from Realized Gains	(0.71)	(0.51)	(0.10)		—	—

Total Dividends and Distributions	(0.96)	(0.69)	(0.28)		(0.17)	(0.10)

Net Asset Value, End of Period	$15.91	$15.61	$13.54		$12.67	$11.42

Total Return	8.33%	21.18%	9.14%		12.56%	22.86%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,156,908	$2,028,156	$1,397,435		$1,170,226	$964,633
Ratio of Expenses to Average Net Assets	0.76%	0.77%	0.78%		0.78%	0.77%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.80%(c)	0.80	%(c)
Ratio of Net Investment Income to Average Net Assets	1.82%	1.73%	1.58%		1.50%	1.79%
Portfolio Turnover Rate	29.2%	20.7%	28.1	%(d)	26.4%	16.2%

(a)	Calculated based on average shares outstanding during the period.

(b)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Partners LargeCap Growth Fund. (c) Expense ratio without commission rebates.

(d)	Portfolio turnover rate excludes approximately $72,312,000 of securities from the acquisition of Principal Partners LargeCap Value Fund, Inc. and $331,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund , Inc .
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS LARGECAP VALUE FUND I
Institutional shares
Net Asset Value, Beginning of Period	$13.77	$11.80	$10.53	$10 .00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.20	0.16	0.14	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.46	2.04	1.17	0.48

Total From Investment Operations	1.66	2 .20	1.31	0.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.13)	(0.10)	(0.04)	—
Distributions from Realized Gains	(0.28)	(0.13)	—	—

Total Dividends and Distributions	(0.41)	(0.23)	(0.04)	—

Net Asset Value, End of Period	$15.02	$13.77	$11.80	$10.53

Total Return	12.33%	18.85%	12.49%	5.30	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,003,450	$563,868	$287,911	$5,225
Ratio of Expenses to Average Net Assets	0.79%	0.80%	0.80%	0.80	%(d)
Ratio of Net Investment Income to Average Net Assets	1.37%	1.29%	1.26%	1.22	%(d)
Portfolio Turnover Rate	35.8%	41.3%	58.9%	32.7	%(d)

	2007	2006	2005(e)
PARTNERS LARGECAP VALUE FUND II
Institutional shares
Net Asset Value, Beginning of Period	$11.71	$10.14	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.21	0.18	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.94	1.62	0.02

Total From Investment Operations	1.15	1.80	0.14
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.11)	—
Distributions from Realized Gains	(0.17)	(0.12)	—

Total Dividends and Distributions	(0.35)	(0.23)	—

Net Asset Value, End of Period	$12.51	$11.71	$10.14

Total Return	9.98%	18.08%	1.40	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$234,534	$242,210	$196,340
Ratio of Expenses to Average Net Assets	0.85%	0.85%	0.85	%(d)
Ratio of Net Investment Income to Average Net Assets	1.72%	1.72%	1.46	%(d)
Portfolio Turnover Rate	19.4%	14.8%	19.8	%(d)

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

Financial Highlights
Principal Investors Fund , Inc .
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004		2003
PARTNERS MIDCAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.56	$8.80	$7.45		$7 .20		$5.10
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.04)	(0.02)	(0.06)		(0.04)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.97	0.85	1.41		0.29		2.14

Total From Investment Operations	2.93	0.83	1.35		0.25		2.10
Less Dividends and Distributions:
Distributions from Realized Gains	(0.28)	(0.07)	—		—		—

Total Dividends and Distributions	(0.28)	(0.07)	—		—		—

Net Asset Value, End of Period	$12.21	$9.56	$8.80		$7.45		$7.20

Total Return	31.39%	9.41%	18.12%		3.47%		41.18%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$536,957	$324,293	$275,439		$9		$8
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%		0.89%		0.99%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		1.00	%(b)	1.00	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.42)%	(0.22)%	(0.65)%		(0.60)%		(0.76)%
Portfolio Turnover Rate	144.9%	145.8%	185.7	%(c)	163.7%		163.3%

	2007	2006	2005	2004(d)
PARTNERS MIDCAP GROWTH FUND I
Institutional shares
Net Asset Value, Beginning of Period	$12.80	$11.90	$10.18	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	—	—	(0.03)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	1.62	1.75	0.22

Total From Investment Operations	2.13	1.62	1.72	0.18
Less Dividends and Distributions:
Distributions from Realized Gains	(1.59)	(0.72)	—	—

Total Dividends and Distributions	(1.59)	(0.72)	—	—

Net Asset Value, End of Period	$13.34	$12.80	$11.90	$10.18

Total Return	18.18%	13.97%	16.90%	1.80	%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$311,595	$249,162	$250,351	$128,884
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0.98	%(f)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(b),(f)
Ratio of Net Investment Income to Average Net Assets	0.02%	0.01%	(0.30)%	(0.49	)%(f)
Portfolio Turnover Rate	120.6%	133.4%	84.5%	91.1	%(f)

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $34,689,000 of securities from the acquisition of Principal Partners MidCap Growth Fund, Inc. and $23,000 from portfolio realignment.

(d)	Period from December 29, 2003, date operations commenced, through October 31, 2004.

(e)	Total return amounts have not been annualized.

(f)	Computed on an annualized basis.

Financial Highlights
Principal Investors Fund , Inc .
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005(a)
PARTNERS MIDCAP GROWTH FUND II
Institutional shares
Net Asset Value, Beginning of Period	$11.90	$10.80	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.04)	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.32	1.16	0.83

Total From Investment Operations	1.28	1.14	0.80
Less Dividends and Distributions:
Distributions from Realized Gains	(1.19)	(0.04)	—

Total Dividends and Distributions	(1.19)	(0.04)	—

Net Asset Value, End of Period	$11.99	$11.90	$10.80

Total Return	11.20%	10.60%	8.00	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$540,371	$538,894	$445,559
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00	%(d)
Ratio of Net Investment Income to Average Net Assets	(0.34)%	(0.14)%	(0.29	)%(d)
Portfolio Turnover Rate	194.8%	160.5%	126.4	%(d)

	2007	2006	2005	2004		2003
PARTNERS MIDCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$16.05	$15.12	$13.92	$12.04		$9.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.13	0.11	0.03	0.02		0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.23	2.19	2.15	2.03		2.69

Total From Investment Operations	1.36	2.30	2.18	2.05		2.70
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.12)	(0.04)	—	(0.01)		—
Distributions from Realized Gains	(1.29)	(1.33)	(0.98)	(0.16)		—

Total Dividends and Distributions	(1.41)	(1.37)	(0.98)	(0.17)		—

Net Asset Value, End of Period	$16.00	$16.05	$15.12	$13.92		$12.04

Total Return	8.75%	16.01%	16.18%	17.15%		28.91%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$491,544	$466,928	$390,104	$215,174		$78,679
Ratio of Expenses to Average Net Assets	0.99%	1.00%	1.00%	0.97%		0.98%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(e)	1.00	%(e)
Ratio of Net Investment Income to Average Net Assets	0.82%	0.73%	0.23%	0.19%		0.07%
Portfolio Turnover Rate	147.3%	151.4%	87.9%	49.9%		49.7%

(a)	Period from December 29, 2004, date operations commenced, through October 31, 2005.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund , Inc .
Selected data for a share of Capital Stock outstanding throughout each year ended October 31(except as noted):

	2007	2006	2005	2004(a)
PARTNERS MIDCAP VALUE FUND I
Institutional shares
Net Asset Value, Beginning of Period	$14.22	$13.34	$11.46	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.11	0.09	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	1.40	1.96	2.00	1.41

Total From Investment Operations	1.51	2.05	2.06	1.46
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.05)	(0.05)	—
Distributions from Realized Gains	(0.68)	(1.12)	(0.13)	—

Total Dividends and Distributions	(0.77)	(1.17)	(0.18)	—

Net Asset Value, End of Period	$14.96	$14.22	$13.34	$11.46

Total Return	10.95%	16.44%	18.16%	14.60	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$942,226	$729,727	$515,611	$302,583
Ratio of Expenses to Average Net Assets	0.99%	1.00%	1.00%	1.00	%(d)
Ratio of Net Investment Income to Average Net Assets	0.77%	0.68%	0.49%	0.57	%(d)
Portfolio Turnover Rate	81.8%	52.4%	59 .4%	66 .0	%(d)

	2007	2006	2005	2004		2003 (e)
PARTNERS SMALLCAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$16.86	$16.54	$14.95	$13.62		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	—	0.01	—	0.07		—
Net Realized and Unrealized Gain (Loss) on Investments	1.43	1.47	1.87	2.07		3.62

Total From Investment Operations	1.43	1.48	1.87	2.14		3.62
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.01)	(0.03)	—		—
Distributions from Realized Gains	(1.70)	(1.15)	(0.25)	(0.81)		—

Total Dividends and Distributions	(1.71)	(1.16)	(0.28)	(0.81)		—

Net Asset Value, End of Period	$16.58	$16.86	$16.54	$14 .95		$13.62

Total Return	8 .94%	9.14%	12.59%	16.50%		36.20	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$171,101	$220,551	$235,767	$159,678		$4,868
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0.94%		0.97	% (d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(f)	1.00	%(d),(f)
Ratio of Net Investment Income to Average Net Assets	(0.02)%	0.08%	0.01%	0.53%		(0.04	)%(d)
Portfolio Turnover Rate	100.1%	109 .8%	110.2%	117.5%		111.5	%(d)

(a)	Period from December 29, 2003, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Period from December 30, 2002, date operations commenced, through October 31, 2003.

(f)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund , Inc .
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND I
Institutional shares
Net Asset Value, Beginning of Period	$9.55	$8.59	$7.78	$7.10		$5.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.07)	(0.08)	(0.07)	(0.07)		(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	2.74	1.04	0.88	0.75		2.03

Total From Investment Operations	2.67	0.96	0.81	0.68		1.98
Less Dividends and Distributions:
Distributions from Realized Gains	(0.40)	—	—	—		—

Total Dividends and Distributions	(0.40)	—	—	—		—

Net Asset Value, End of Period	$11.82	$9.55	$8.59	$7.78		$7.10

Total Return	28.90%	11.18%	10.41%	9.58%		38.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$173,460	$95,185	$122,265	$71,754		$60,637
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%		1.09%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.10	%(b)	1.10	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.63)%	(0.82)%	(0.85)%	(0.92)%		(0.89)%
Portfolio Turnover Rate	85.0%	100.3%	91.5%	94.6%		333.6%

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP GROWTH FUND II
Institutional shares
Net Asset Value, Beginning of Period	$9.54	$8.88	$8.08	$7.88		$5.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.05)	(0.06)	(0.06)	(0.05)		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.60	1.20	1.08	0.29		2.20

Total From Investment Operations	1.55	1.14	1.02	0.24		2.16
Less Dividends and Distributions:
Distributions from Realized Gains	(0.70)	(0.48)	(0.22)	(0.04)		—

Total Dividends and Distributions	(0.70)	(0.48)	(0.22)	(0.04)		—

Net Asset Value, End of Period	$10.39	$9.54	$8.88	$8.08		$7.88

Total Return	17.22%	13.13%	12.73%	3.11%		37.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$577,388	$524,636	$387,864	$264,397		$162,128
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0.96%		0.95%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(b)	1.00	%(b)
Ratio of Net Investment Income to Average Net Assets	(0.54)%	(0.62)%	(0.72)%	(0.66)%		(0.57)%
Portfolio Turnover Rate	62.9%	80.7%	53.4% (c)	69.4%		115.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $21,459,000 of securities from the acquisition of Principal Partners SmallCap Growth Fund, Inc. and $84,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004(a)
PARTNERS SMALLCAP GROWTH FUND III
Institutional shares
Net Asset Value, Beginning of Period	$12.73	$10.99	$9.62	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	(0.08)	(0.07)	(0.09)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.07	2.33	1.46	(0.35)

Total From Investment Operations	1.99	2.26	1.37	(0.38)
Less Dividends and Distributions:
Distributions from Realized Gains	(1.21)	(0.52)	—	—

Total Dividends and Distributions	(1.21)	(0.52)	—	—

Net Asset Value, End of Period	$13.51	$12.73	$10.99	$9.62

Total Return	16.86%	21.12%	14.24%	(3.80	)%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$353,376	$233,207	$130,356	$4,770
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	0.98	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.10	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	(0.66)%	(0.59)%	(0.82)%	(0.68	)%(d)
Portfolio Turnover Rate	142.8%	88.3%	84.0%	51.3	%(d)

	2007	2006	2005	2004		2003
PARTNERS SMALLCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$18.14	$17.22	$15.03	$13.21		$9.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.03	—	0.02	0.01		—
Net Realized and Unrealized Gain (Loss) on Investments	0.78	2.24	2.17	1.81		3.70

Total From Investment Operations	0.81	2.24	2.19	1.82		3.70
Less Dividends and Distributions:
Dividends from Net Investment Income	—	—	—	—		—
Distributions from Realized Gains	(3.26)	(1.32)	—	—		(0.09)

Total Dividends and Distributions	(3.26)	(1.32)	—	—		(0.09)

Net Asset Value, End of Period	$15.69	$18.14	$17.22	$15.03		$13.21

Total Return	4.61%	13.65%	14.60%	13.79%		38.87%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$162,045	$237,056	$287,753	$231,413		$174,262
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	0.97%		1.00%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(e)	—%
Ratio of Net Investment Income to Average Net Assets	0.18%	0.00%	0.09%	0.07%		(0.04)%
Portfolio Turnover Rate	36.6%	36.2%	51.3%	26.3%		44.1%

(a)	Period from June 1, 2004, date operations commenced, through October 31, 2004.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004		2003(a)
PARTNERS SMALLCAP VALUE FUND I
Institutional shares
Net Asset Value, Beginning of Period	$18.99	$17.37	$15.95	$13.99		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.11	0.10	0.09	0.05		0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.46	2.90	2.26	2.57		3.91

Total From Investment Operations	0.57	3.00	2.35	2.62		3.99
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.09)	(0.07)	(0.03)	(0.06)		—
Distributions from Realized Gains	(1.05)	(1.31)	(0.90)	(0.60)		—

Total Dividends and Distributions	(1.14)	(1.38)	(0.93)	(0.66)		—

Net Asset Value, End of Period	$18.42	$18.99	$17.37	$15.95		$13.99

Total Return	2.97%	18.31%	15.04%	19.39%		39.90	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$394,734	$357,882	$202,697	$104,765		$51,198
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%		1.00	%(d)
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%	1.00	%(e)	1.00	%(d),(e)
Ratio of Net Investment Income to Average Net Assets	0.60%	0.57%	0.52%	0.32%		0.73	%(d)
Portfolio Turnover Rate	63.2%	60.4%	43.1%	46.7%		67.2	%(d)

	2007	2006	2005	2004(f)
PARTNERS SMALLCAP VALUE FUND II
Institutional shares
Net Asset Value, Beginning of Period	$13.98	$12.12	$10.35	$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.04	0.06	—	—
Net Realized and Unrealized Gain (Loss) on Investments	0.42	2.36	1.81	0.35

Total From Investment Operations	0.46	2.42	1.81	0.35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	—	—	—
Distributions from Realized Gains	(1.30)	(0.56)	(0.04)	—

Total Dividends and Distributions	(1.37)	(0.56)	(0.04)	—

Net Asset Value, End of Period	$13.07	$13.98	$12.12	$10.35

Total Return	3.28%	20.61%	17.55%	3.50	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$343,408	$359,928	$293,375	$20,666
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00	%(d)
Ratio of Net Investment Income to Average Net Assets	0.27%	0.49%	(0.03)%	0.00	%(d)
Portfolio Turnover Rate	58.7%	40.4%	50.8%	4.8	%(d)

(a)	Period from December 30, 2002, date operations commenced, through October 31, 2003.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Computed on an annualized basis.

(e)	Expense ratio without commission rebates.

(f)	Period from June 1 , 2004, date operations commenced, through October 31 , 2004 .

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PREFERRED SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.73	$10.58	$11.34	$11.21	$10.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.61	0.61	0.62	0.65	0.61
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)	0.09	(0.39)	(0.07)	0.40

Total From Investment Operations	(0.02)	0.70	0.23	0.58	1.01
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.64)	(0.55)	(0.99)	(0.45)	(0.10)

Total Dividends and Distributions	(0.64)	(0.55)	(0.99)	(0.45)	(0.10)

Net Asset Value, End of Period	$10.07	$10.73	$10.58	$11.34	$11.21

Total Return	(0.26)%	6.88%	2.07%	5.32%	9.84%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$712,347	$580,507	$330,862	$202,386	$121,828
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Net Investment Income to Average Net Assets	5.80%	5.77%	5.68%	5.83%	5.68%
Portfolio Turnover Rate	33.9%	22.4%	17.8%	14.0%	31.1%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.27	$12.15	$11.61	$10.63	$9.40
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.42	0.41	0.36	0.20	0.14
Net Realized and Unrealized Gain (Loss) on Investments	1.01	1.09	0.53	0.95	1.25

Total From Investment Operations	1.43	1.50	0.89	1.15	1.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.42)	(0.30)	(0.25)	(0.17)	(0.16)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.49)	(0.38)	(0.35)	(0.17)	(0.16)

Net Asset Value, End of Period	$14.21	$13.27	$12.15	$11.61	$10.63

Total Return	11.07%	12.64%	7.78%	10.97%	15.00%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,116,351	$668,274	$408,886	$226,885	$112,143
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	3.13%	3.24%	3.05%	1.80%	1.41%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.73	$12.32	$11.49	$10.55	$9.14
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.38	0.36	0.31	0.18	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.51	1.47	0.85	0.95	1.42

Total From Investment Operations	1.89	1.83	1.16	1.13	1.54
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.32)	(0.24)	(0.19)	(0.13)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.50)	(0.42)	(0.33)	(0.19)	(0.13)

Net Asset Value, End of Period	$15.12	$13.73	$12.32	$11.49	$10.55

Total Return	14.14%	15.23%	10.20%	10.85%	17.14%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,266,328	$1,243,217	$668,863	$322,168	$145,767
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.65%	2.78%	2.59%	1.63%	1.25%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.62	$12.12	$11.17	$10.21	$8.77
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.32	0.31	0.26	0.15	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.81	1.62	0.98	0.96	1.48

Total From Investment Operations	2.13	1.93	1.24	1.11	1.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.31)	(0.21)	(0.15)	(0.13)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)

Total Dividends and Distributions	(0.48)	(0.43)	(0.29)	(0.15)	(0.13)

Net Asset Value, End of Period	$15.27	$13.62	$12.12	$11.17	$10.21

Total Return	16.05%	16.29%	11.29%	10.98%	18.16%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,953,928	$1,017,369	$525,906	$282,813	$147,968
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.27%	2.46%	2.19%	1.42%	0.97%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(c)

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.83	$12.24	$11.17	$10.22	$8.68
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.29	0.28	0.21	0.12	0.07
Net Realized and Unrealized Gain (Loss) on Investments	2.07	1.71	1.13	0.98	1.56

Total From Investment Operations	2.36	1.99	1.34	1.10	1.63
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.29)	(0.19)	(0.15)	(0.09)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.46)	(0.40)	(0.27)	(0.15)	(0.09)

Net Asset Value, End of Period	$15.73	$13.83	$12.24	$11.17	$10.22

Total Return	17.54%	16.60%	12.11%	10.84%	19.06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,039,113	$503,092	$243,275	$108,127	$47,706
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	1.96%	2.17%	1.73%	1.07%	0.78%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Institutional shares
Net Asset Value, Beginning of Period	$13.39	$11.80	$10.66	$9.73	$8.14
Income from Investment Operations:
Net Investment Income (Operating Loss(a)	0.29	0.25	0.16	0.09	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.08	1.73	1.22	0.95	1.62

Total From Investment Operations	2.37	1.98	1.38	1.04	1.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.33)	(0.28)	(0.17)	(0.11)	(0.07)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.44)	(0.39)	(0.24)	(0.11)	(0.07)

Net Asset Value, End of Period	$15.32	$13.39	$11.80	$10.66	$9.73

Total Return	18.16%	17.13%	13.07%	10.77%	20.54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$487,265	$266,710	$130,966	$58,284	$30,633
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	2.04%	1.95%	1.39%	0.90%	0.43%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Institutional shares
Net Asset Value, Beginning of Period	$12.73	$12.03	$11.73	$10.77	$9.72
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.55	0.47	0.41	0.22	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.69	0.26	0.94	1.04

Total From Investment Operations	0.71	1.16	0.67	1.16	1.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.46)	(0.34)	(0.24)	(0.20)	(0.14)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.52)	(0.46)	(0.37)	(0.20)	(0.15)

Net Asset Value, End of Period	$12.92	$12.73	$12.03	$11.73	$10.77

Total Return	5.68%	9.90%	5.79%	10.92%	12.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$341,609	$250,395	$182,132	$109,104	$51,310
Ratio of Expenses to Average Net Assets(b)	0.12%	0.12%	0.12%	0.12%	0.12%
Ratio of Net Investment Income to Average Net Assets	4.33%	3.85%	3.44%	1.95%	1.50%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

	2007		2006	2005		2004		2003
REAL ESTATE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$27.56		$20.41	$18.44		$14.56		$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.26		0.28	0.42		0.41		0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.55)		7.78	3.18		4.01		3.20

Total From Investment Operations	(0.29)		8.06	3.60		4.42		3.74
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)		(0.29)	(0.58)		(0.40)		(0.35)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.31)		(0.91)	(1.63)		(0.54)		(0.35)

Net Asset Value, End of Period	$24.96		$27.56	$20.41		$18.44		$14.56

Total Return	(1.48)%		40.85%	20.41%		31.21%		34.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,110,332		$770,259	$405,696		$253,838		$97,960
Ratio of Expenses to Average Net Assets	0.83%		0.84%	0.85%		0.85%		0.85%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0.85	%(c)	—%
Ratio of Net Investment Income to Average Net Assets	1.04%		1.20%	2.19%		2.53%		4.08%
Portfolio Turnover Rate	77.8	%(d)	37.8%	26.7	%(e)	67.9%		35.4%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Expense ratio without commission rebates.

(d)	Portfolio turnover rate excludes portfolio realignment fromt the acquisition of WM REIT Fund.

(e)	Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM BALANCED PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$14.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.22
Net Realized and Unrealized Gain (Loss) on Investments	1.33

Total From Investment Operations	1.55
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)

Total Dividends and Distributions	(0.21)

Net Asset Value, End of Period	$16.03

Total Return	10.67	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,385
Ratio of Expenses to Average Net Assets(d)	0.37	%(e)
Ratio of Net Investment Income to Average Net Assets	1.82	%(e)
Portfolio Turnover Rate	14.6	%(e)

	2007(f)
SAM CONSERVATIVE BALANCED PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.26
Net Realized and Unrealized Gain (Loss) on Investments	0.68

Total From Investment Operations	0.94
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)

Total Dividends and Distributions	(0.24)

Net Asset Value, End of Period	$11.87

Total Return	8.52	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$730
Ratio of Expenses to Average Net Assets(d)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	2.90	%(e)
Portfolio Turnover Rate	12.7	%(e)

(a)	Period from January 17 2007, date operations commenced, through October 31, 2007. Institutional shares incurred a net realized and unrealized gain of $.02 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

(f)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Institutional shares incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM CONSERVATIVE GROWTH PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$16.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.98

Total From Investment Operations	2.10

Net Asset Value, End of Period	$18.85

Total Return	12.54	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,459
Ratio of Expenses to Average Net Assets(d)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	0.86	%(e)
Portfolio Turnover Rate	16.2	%(e)

	2007(f)
SAM FLEXIBLE INCOME PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$11.58
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.36
Net Realized and Unrealized Gain (Loss) on Investments	0.30

Total From Investment Operations	0.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)

Total Dividends and Distributions	(0.34)

Net Asset Value, End of Period	$11.90

Total Return	5.75	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$93
Ratio of Expenses to Average Net Assets(d)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	3.90	%(e)
Portfolio Turnover Rate	9.7	%(e)

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Institutional shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period. (c) Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

(f)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Institutional shares incurred a net realized and unrealized gain of $.01 per share from January 10, 2007, through January 16, 2007.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007(a)
SAM STRATEGIC GROWTH PORTFOLIO
Institutional shares
Net Asset Value, Beginning of Period	$18.54
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06
Net Realized and Unrealized Gain (Loss) on Investments	2.44

Total From Investment Operations	2.50

Net Asset Value, End of Period	$21.04

Total Return	13.48	%(c)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,481
Ratio of Expenses to Average Net Assets(d)	0.31	%(e)
Ratio of Net Investment Income to Average Net Assets	0.36	%(e)
Portfolio Turnover Rate	15.7	%(e)

	2007	2006	2005		2004	2003
SHORT-TERM BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$9.93	$9.97	$10.23		$10.38	$10.39
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.50	0.45	0.35		0.30	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.12)	—	(0.23)		(0.09)	(0.02)

Total From Investment Operations	0.38	0.45	0.12		0.21	0.37
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.52)	(0.49)	(0.38)		(0.32)	(0.38)
Distributions from Realized Gains	—	—	—		(0.04)	—

Total Dividends and Distributions	(0.52)	(0.49)	(0.38)		(0.36)	(0.38)

Net Asset Value, End of Period	$9.79	$9.93	$9.97		$10.23	$10.38

Total Return	3.92%	4.61%	1.16%		2.06%	3.62%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$114,649	$62,186	$12,276		$10	$10
Ratio of Expenses to Average Net Assets	0.40%	0.60%	0.53%		0.40%	0.40%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(f)	N/A	0.40%	0.40%		N/A	N/A
Ratio of Net Investment Income to Average Net Assets	5.05%	4.53%	3.57%		2.92%	3.73%
Portfolio Turnover Rate	42.8%	49.1%	110.8	%(g)	61.5%	72.3%

(a)	Period from January 17, 2007, date operations commenced, through October 31, 2007. Institutional shares incurred a net realized and unrealized gain of $.03 per share from January 10, 2007, through January 16, 2007.

(b)	Calculated based on average shares outstanding during the period.

(c)	Total return amounts have not been annualized.

(d)	Does not include expenses of the investment companies in which the Portfolio invests.

(e)	Computed on an annualized basis.

(f)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(g)	Portfolio turnover rate excludes approximately $117,013,000 of securities from the acquisition of Principal Limited Term Bond Fund, Inc.

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
SHORT-TERM INCOME FUND
Institutional shares
Net Asset Value, Beginning of Period	$11.60	$11.55	$11.90	$11.95	$11.70
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.29 (a)	0.45	0.45	0.40	0.45
Net Realized and Unrealized Gain (Loss) on Investments	0.16	0.05	(0.35)	(0.05)	0.30

Total From Investment Operations	0.45	0.50	0.10	0.35	0.75
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.45)	(0.45)	(0.40)	(0.50)

Total Dividends and Distributions	(0.45)	(0.45)	(0.45)	(0.40)	(0.50)

Net Asset Value, End of Period	$11.60	$11.60	$11.55	$11.90	$11.95

Total Return	4.68%	4.57%	0.74%	3.13%	6.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$168,551	$181,910	$195,607	$168,947	$129,443
Ratio of Expenses to Average Net Assets	0.51%	0.55%	0.56%	0.58%	0.59%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.55%	0.56%	0.58%	0.59%
Ratio of Net Investment Income to Average Net Assets	4.54%	3.94%	3.61%	3.48%	3.83%
Portfolio Turnover Rate	29.4%	14.0%	13.0%	14.0%	33.0%

	2007	2006	2005		2004		2003
SMALLCAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$17.45	$15.97	$14.38		$13.21		$9.60
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.07	0.08	0.05		0.07		0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.12	2.34	2.39		1.13		3.56

Total From Investment Operations	2.19	2.42	2.44		1.20		3.61
Less Dividends and Distributions:
Distributions from Realized Gains	(1.40)	(0.94)	(0.85)		(0.03)		—

Total Dividends and Distributions	(1.40)	(0.94)	(0.85)		(0.03)		—

Net Asset Value, End of Period	$18.24	$17.45	$15.97		$14.38		$13.21

Total Return	13.22%	15.66%	17.42%		9.09%		37.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$42,510	$39,492	$31,109		$15,702		$9,318
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%		0.75%		0.75%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.75	%(c)	0.75	%(c)
Ratio of Net Investment Income to Average Net Assets	0.40%	0.50%	0.34%		0.47%		0.48%
Portfolio Turnover Rate	60.9%	103.0%	137.4	%(d)	98.5%		113.2%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.

(c)	Expense ratio without commission rebates.

(d)	Portfolio turnover rate excludes approximately $118,621,000 of securities from the acquisition of Principal SmallCap Fund, Inc. and $60,235,000 from portfolio realignment.

Financial Highlights
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP GROWTH FUND
Institutional shares
Net Asset Value, Beginning of Period	$8.89		$8.22	$7.79	$7.48		$4.91
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	(0.01)		(0.01)	0.01	(0.01)		—
Net Realized and Unrealized Gain (Loss) on Investments	1.71		1.18	0.82	0.32		2.57

Total From Investment Operations	1.70		1.17	0.83	0.31		2.57
Less Dividends and Distributions:
Distributions from Realized Gains	(0.38)		(0.50)	(0.40)	—		—

Total Dividends and Distributions	(0.38)		(0.50)	(0.40)	—		—

Net Asset Value, End of Period	$10.21		$8.89	$8.22	$7.79		$7.48

Total Return	19.82%		14.60%	10.69%	4.14%		52.34%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$307,452		$8,368	$1,502	$8		$8
Ratio of Expenses to Average Net Assets	0.75%		0.75%	0.75%	0.73%		0.75%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	0.75	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	(0.14)%		(0.08)%	0.13%	(0.12)%		(0.08)%
Portfolio Turnover Rate	70.0	%(c)	109.9%	181.7%	194.9%		270.1%

	2007	2006	2005	2004	2003
SMALLCAP S&P 600 INDEX FUND
Institutional shares
Net Asset Value, Beginning of Period	$18.58	$16.50	$14.73	$12.70	$9.59
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18	0.15	0.14	0.13	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.85	2.44	2.05	1.95	3.07

Total From Investment Operations	2.03	2.59	2.19	2.08	3.15
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.13)	(0.06)	(0.05)	(0.04)
Distributions from Realized Gains	(1.09)	(0.38)	(0.36)	—	—

Total Dividends and Distributions	(1.24)	(0.51)	(0.42)	(0.05)	(0.04)

Net Asset Value, End of Period	$19.37	$18.58	$16.50	$14.73	$12.70

Total Return	11.40%	15.95%	15.00%	16.41%	33.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$235,208	$165,346	$99,202	$48,472	$18,585
Ratio of Expenses to Average Net Assets	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	0.96%	0.87%	0.86%	0.94%	0.74%
Portfolio Turnover Rate	62.0%	56.2%	43.2%	54.5%	44.6%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Growth Fund.

Financial Highlights
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005	2004		2003
SMALLCAP VALUE FUND
Institutional shares
Net Asset Value, Beginning of Period	$19.32		$17.54	$16.20	$14.68		$10.48
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.18		0.14	0.11	0.04		0.07
Net Realized and Unrealized Gain (Loss) on Investments	0.44		3.01	2.63	1.95		4.20

Total From Investment Operations	0.62		3.15	2.74	1.99		4.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.14)		(0.09)	—	—		(0.07)
Distributions from Realized Gains	(0.89)		(1.28)	(1.40)	(0.47)		—

Total Dividends and Distributions	(1.03)		(1.37)	(1.40)	(0.47)		(0.07)

Net Asset Value, End of Period	$18.91		$19.32	$17.54	$1 6.20		$14.68

Total Return	3.17%		18.99%	17.61%	13.86%		40.94%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$443,376		$105,863	$46,908	$20,973		$10,493
Ratio of Expenses to Average Net Assets	0.75%		0.75%	0.75%	0.75%		0.75%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%	0.75	%(b)	0.75	%(b)
Ratio of Net Investment Income to Average Net Assets	0.92%		0.79%	0.64%	0.28%		0.62%
Portfolio Turnover Rate	112.8	%(c)	97.9%	133.7%	163.5%		221.7%

	2007	2006	2005		2004		2003
ULTRA SHORT BOND FUND
Institutional shares
Net Asset Value, Beginning of Period	$10.06	$10.05	$10.00		$10.00		$10.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.55	0.50	0.25		0.26		0.32
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	(0.01)	0.09		(0.11)		—
Net Increase from Payments by Affiliates	—	—	—		0.11		—

Total From Investment Operations	0.04	0.49	0.34		0.26		0.32
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.48)	(0.29)		(0.26)		(0.32)

Total Dividends and Distributions	(0.55)	(0.48)	(0.29)		(0.26)		(0.32)

Net Asset Value, End of Period	$9.55	$10.06	$10.05		$10.00		$10.00

Total Return	0.31%	4.98%	3.40	%(d)	2.66	%(e)	3.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$138,500	$192,510	$13		$1,968		$1,917
Ratio of Expenses to Average Net Assets	0.40%	0.40%	0.40%		0.55%		0.60%
Ratio of Net Investment Income to Average Net Assets	5.51%	4.97%	2.52%		2.62%		3.24%
Portfolio Turnover Rate	46.5%	49.0%	54.9%		105.5%		20.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes portfolio realignment from the acquisition of WM SmallCap Value Fund.

(d)	During 2005, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

(e)	In 2004, 1.02% of the total return for each share class consists of an increase from a payment by Principal Life Insurance Company. Excluding this payment, the total return for Institutional shares would have been 1.64%.

Financial Highlights
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
WEST COAST EQUITY FUND
Institutional shares
Net Asset Value, Beginning of Period	$43.56	$39.39	$35.39	$32.39	$23.83
Income from Investment Operations:
Net Investment Income (Operating Loss)	0.46 (a)	0.32	0.39	0.17 (a)	0.13 (a)
Net Realized and Unrealized Gain (Loss) on Investments	7.20	5.07	4.37	2.87	8.43

Total From Investment Operations	7.66	5.39	4.76	3.04	8.56
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.25)	(0.33)	(0.04)	—
Distributions from Realized Gains	(0.99)	(0.97)	(0.43)	—	—

Total Dividends and Distributions	(1.30)	(1.22)	(0.76)	(0.04)	—

Net Asset Value, End of Period	$49.92	$43.56	$39.39	$35.39	$32.39

Total Return	17.99%	13.88%	13.55%	9.39%	35.92%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$746,996	$826,593	$621,993	$515,464	$349,363
Ratio of Expenses to Average Net Assets	0.49%	0.53%	0.58%	0.61%	0.67%
Ratio of Gross Expenses to Average Net Assets(b)	—%	0.53%	0.58%	0.61%	0.67%
Ratio of Net Investment Income to Average Net Assets	0.99%	0.76%	1.01%	0.50%	0.49%
Portfolio Turnover Rate	17.6%	15.0%	13.0%	12.0%	14.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Expense ratio without custodian credits.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semiannual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024 Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semiannual reports available, free of charge, on our website www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

248 ADDITIONAL INFORMATION	Principal Investors Fund
1-800-222-5852

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first four risks described below - credit and counterparty risk, liquidity risk, management risk, and market risk - apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Common to All of the Funds

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Additional Risks Applicable to Certain Funds

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Principal Investors Fund	APPENDIX A 249
www.principal.com

Emerging Market Risk
Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Geographic Concentration Risk
Funds that invest significant portions of their assets in concentrated geographic areas such as a particular state or region of the U.S. have more exposure to local or regional economic risks than funds that invest more broadly.

250 APPENDIX A	Principal Investors Fund
1-800-222-5852

Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Initial Public Offerings (“IPOs”) Risk
There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. A fund cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Investment Company Securities Risk
Certain funds invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including investment advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Market Segment Risk
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

•	MidCap: A fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
•	LargeCap: A fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
•	SmallCap: A fund’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Mid Cap Stock Risk
Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

Principal Investors Fund	APPENDIX A 251
www.principal.com

Non-Diversification Risk
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific stock’s poor performance is likely to affect the fund’s performance.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Real Estate Securities Risk
Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

•	may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
•	may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
•	are subject to cash flow dependency and defaults by borrowers; and
•	could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Sector Risk
When a fund’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Securities Lending
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Underlying Fund Risk
The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so.

252 APPENDIX A	Principal Investors Fund
1-800-222-5852

This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Bond & Mortgage Securities Fund	18.44%	27.37%	12.86%	2.88%	0.50%	9.62%	71.67%
Disciplined LargeCap Blend Fund	4.31	10.54	9.81	4.97	2.06	0.54	32.23
High Yield Fund	7.49	21.55	21.16	11.42	4.91	—	66.53
High Yield Fund II	0.68	1.77	1.68	0.87	0.38	—	5.38
Inflation Protection Fund	12.91	—	—	—	—	15.42	28.33
International Emerging Markets Fund	3.50	9.54	9.36	5.24	2.20	—	29.84
International Growth Fund	6.66	17.12	16.79	9.03	3.99	0.94	54.53
LargeCap Growth Fund	1.75	4.25	4.38	2.37	1.07	0.26	14.08
LargeCap Value Fund	5.26	12.97	13.59	7.58	3.34	1.00	43.74
Partners International Fund	4.64	11.33	11.17	6.06	2.55	0.69	36.44
Partners LargeCap Blend Fund I	9.82	23.27	21.50	11.34	4.68	1.44	72.05
Partners LargeCap Growth Fund I	4.08	10.94	10.76	6.32	2.76	0.49	35.35
Partners LargeCap Value Fund	1.59	4.10	3.98	2.33	1.02	0.34	13.36
Partners LargeCap Value Fund I	4.48	11.44	11.56	6.41	2.93	—	36.82
Partners MidCap Growth Fund	—	7.17	7.55	3.94	1.75	—	20.41
Partners MidCap Value Fund I	—	4.08	4.72	2.47	1.10	—	12.37
Partners SmallCap Growth Fund I	—	—	17.87	11.43	6.04	—	35.34
Partners SmallCap Growth Fund III	7.70	19.32	13.96	7.27	3.18	—	51.43
Partners SmallCap Value Fund I	—	—	6.42	4.32	2.28	—	13.02
Preferred Securities Fund	13.35	22.69	15.75	5.99	2.08	4.42	64.28
Real Estate Securities Fund	6.42	10.76	7.51	3.22	1.36	1.50	30.77
SmallCap S&P 600 Index Fund	8.36	15.07	8.06	3.94	1.39	1.82	38.64
SmallCap Value Fund	4.08	10.24	7.41	3.87	1.69	—	27.29
Ultra Short Bond Fund	29.03	—	—	—	—	33.04	62.07

Principal Investors Fund	APPENDIX A 253
www.principal.com

The following table shows the percentage of the outstanding shares of the Underlying Funds owned by the SAM Portfolios as of October 31, 2007.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total

Disciplined LargeCap Blend Fund	13.70%	1.25%	14.46%	1.18%	10.21%	40.80%
Diversified International Fund	14.89	1.35	15.71	—	11.09	43.04
Equity Income Fund I	14.97	1.37	15.82	0.94	10.62	43.72
High Yield Fund II	12.80	2.21	5.92	3.10	5.68	29.71
Income Fund	40.61	9.46	13.85	16.31	—	80.23
International Emerging Markets Fund	7.20	0.64	7.66	—	5.31	20.81
LargeCap Growth Fund	21.00	1.88	21.67	1.52	15.03	61.10
MidCap Stock Fund	20.31	1.96	23.24	2.10	17.60	65.21
Money Market Fund	0.98	0.00	0.01	—	0.00	0.99
Mortgage Securities Fund	47.92	9.96	16.36	14.60	—	88.84
Real Estate Securities Fund	7.00	0.68	7.42	0.58	5.21	20.89
Short-Term Income Fund	19.75	16.62	—	43.80	—	80.17
SmallCap Growth Fund	19.79	1.70	22.09	1.77	14.95	60.30
SmallCap Value Fund	13.16	1.22	14.13	1.28	9.82	39.61
West Coast Equity Fund	12.81	1.18	13.58	0.56	10.11	38.24

U.S. Government Securities Risk
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund’s securities do not affect interest income on securities already held by the fund but are reflected in the fund’s price per share. Since the magnitude of these fluctuations generally is greater at times when a fund’s average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
A fund’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

254 APPENDIX A	Principal Investors Fund
1-800-222-5852

APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

6 Month LIBOR (London Interbank Offered Rate) Index is an average of the interest rate of U.S. dollar deposits, known as Eurodollars, of a stated maturity.

Citigroup Broad Market (BMI) Global ex-US Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with an available free float market cap of US $100 million and above.

Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, and includes institutionally traded U.S. Treasury, government-sponsored, mortgage-backed, asset-backed, and investment-grade securities.

Citigroup U.S. High Yield Market Capped Index uses the U.S. High Yield Market Index as its foundation, imposing a cap on the par amount of each issuer at US $5 billion.

Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup’s Broad Investment-Grade Bond Index. It consists of 30- and 15-year agency-issued (Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), and Federal Home Loan Mortgage Corporation (“FHLMC”)) pass-through securities as well as FNMA and FHLMC balloon mortgages.

Citigroup World ex-US Broad Market (BMI) Growth Index is a float-weighted, rules-based benchmark of the institutionally investable universe of all companies (excluding companies domiciled in the U.S.) with growth characteristics and an available free float market cap of US $100 million and above.

FTSE-EPRA-NAREIT Global Real Estate Securities Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, disposure and development of income-producing real estate. For a company to be eligible for inclusion in the index series it must fulfill certain requirements which are specific per geographic region.

Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lehman Brothers Government/Mortgage Index is a combination of the unmanaged Lehman Government Index and the unmanaged Lehman Mortgage Backed Securities (MBS) Index. The Lehman Government Index includes all Government Bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Lehman Brothers High Yield Composite Bond Index is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers 1-3 Government/Credit Bond Index represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Lehman Brothers Mutual Fund 1-5 Government/Credit Index is an unmanaged index composed of Treasury notes, agencies and corporate debt securities rated BBB or better, and with maturities between one year and five years.

The Lehman Brothers U.S. Corporate High Yield - 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated. The index limits the maximum exposure to any one issuer to 2%.

Principal Investors Fund	APPENDIX B 255
www.principal.com

Lehman Brothers U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

Lehman Brothers U.S. Treasury TIPS (Treasury Inflation Protection Securities) Index is an unmanaged index of inflation-protected U.S. Treasury securities that will mature in one year or longer.

Merrill Lynch Hybrid Preferred Securities Index is an unmanaged index of investment grade, exchange-traded preferred stocks with outstanding market values of at least $30 million and at least one year to maturity.

Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-US is a free float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the US.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, and Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) Index is an unmanaged index that measures the stock returns of companies in 26 developing countries.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Morgan Stanley Capital International (MSCI) World Ex-US Growth Index measures global developed market equity performance of growth securities outside of the United States. It is comprised of half the securities in the MSCI World ex U.S. Index, with half of the market capitalization of each country index in the Growth Index (the other half is in the Value Index).

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging-markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Foreign Large Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in large international stocks that are growth-oriented. Large-cap foreign stocks have market capitalizations greater than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar High Yield Bond Category consists of High-Yield bond funds which concentrate on lower-quality bonds. These funds generally offer higher yields than other types of funds - but they are also more vulnerable to economic and credit risk.

Morningstar Inflation Protected Bond Category primarily invest in fixed-income securities that increase coupon and/or principal payments at the rate of inflation. These bonds can be issued by any organization, but the U.S. Treasury is currently the largest issuer of these types of securities. Most of these portfolios buy bonds with intermediate- to long-term maturities.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

256 APPENDIX B	Principal Investors Fund
1-800-222-5852

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50-70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less-popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Morningstar Ultra Short Bond Category Average is an average of the net asset value (NAV) returns of bond mutual funds that invest primarily in investment-grade U.S. fixed-income issues and have durations of less than one year.

Morningstar World Stock Category Average invests the majority of its assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks.

Principal Investors Fund	APPENDIX B 257
www.principal.com

Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 41.9% Russell 3000 Index, 15.1% EAFE Index, and 43.0% Lehman Aggregate Index.

Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 51.1% Russell 3000 Index, 19.4% EAFE Index, and 29.5% Lehman Aggregate Index.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 57.3% Russell 3000 Index, 22.5% EAFE Index, and 20.2% Lehman Aggregate Index.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 61.8% Russell 3000 Index, 24.7% EAFE Index, and 13.5% Lehman Aggregate Index.

Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 64.2% Russell 3000 Index, 25.8% EAFE Index, and 10.0% Lehman Aggregate Index.

Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio. The weightings as of March 31, 2007 are 19.0% Russell 3000 Index, 6.0% EAFE Index, and 75.0% Lehman Aggregate Index.

Russell 1000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000 Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000 Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000 Index. Companies included are medium-size to small.

Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Growth Index with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

Russell Midcap Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000 Index.

Russell Midcap Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates.

258 APPENDIX B	Principal Investors Fund
1-800-222-5852

Russell Midcap Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P 500 Stock Index (S&P 500) is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P 500/Citigroup Value Index is a float-adjusted market-capitalization-weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 that have been identified as being on the value end of the growth-value spectrum. Until December 16, 2005, when Standard & Poor’s changed the name of the index and its calculation methodology, the index was called the S&P 500/Barra Value Index.

S&P MidCap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

S&P SmallCap 600 Index is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market weighted index (stock price x shares outstanding), with each stock affecting the index in proportion to its market value.

© 2008 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Principal Investors Fund	APPENDIX B 259
www.principal.com

APPENDIX C

RELATED PERFORMANCE OF THE SUB-ADVISORS

Because this Fund has limited historical performance data, we are providing you with the following tables. These tables include the date fund shares were first offered for sale and performance of:

•	the fund,

•	a sub-advisor composite,

•	a broad-based securities market index, and

•	an average of the performance of a group of mutual funds with a similar investment objective and management style.

The sub-advisor composite consists of historical information about client accounts managed by a sub-advisor that have investment objectives and strategies similar to those of the corresponding Fund the sub-advisor manages. These client accounts may consist of individuals, institutions, and other mutual funds. This data is provided to illustrate the past performance of each sub-advisor in managing similar accounts and does not represent the performance of any Fund. The sub-advisor composite is provided for time periods that fund performance is not available.

The sub-advisor composite performance is computed based upon the sub-advisor’s asset weighted “average” performance with regard to similarly managed accounts. The sub-advisor composite performance information shown is based on a composite of all accounts of each sub-advisor (and its predecessor, if any) having substantially similar investment objectives, policies, and strategies to the corresponding Fund. The sub-advisor composite results are net highest fees and expenses possibly incurred by the client accounts. If the sub-advisor composite results had been adjusted to reflect fees and expenses specific to Principal Investors Fund, Inc., performance numbers shown would differ. Although Principal Investors Fund, Inc. and client accounts comprising the sub-advisor composite indices (Related Accounts) have substantially similar investment objectives and policies in all material respects, you should not assume that Principal Investors Fund, Inc. will have the same performance as the Related Accounts. For example, a Fund’s future performance may be better or worse than the performance of its Related Accounts due to, among other things, differences in sales charges, expenses, asset sizes, and cash flows between the Fund and its Related Accounts.

Portions of the information below are based on data supplied by the sub-advisors and from statistical services, reports, or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the sub-advisor composites are not mutual funds registered under the Investment Company Act of 1940 (“1940 Act”). Those accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered an indication of future performance of any Fund or any sub-advisor. The effect of taxes is not reflected in the information below as it will depend on the investor’s tax status.

Current performance may be lower or higher than the performance data shown.

260 APPENDIX C	Principal Investors Fund
1-800-222-5852

PERFORMANCE RESULTS — FIXED INCOME FUNDS

	Average Annual Total Return
	(through December 31, 2007)						Annual Total Return
							(Year Ended December 31)
						Life of
	YTD	1 YR	3 YR	5 YR	10 YR	Fund	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998

High Yield Fund Institutional (12/29/04)	2.53	2.53	5.13	N/A	N/A	5.12	2.53	8.89	4.08

Post High Yield Traditional Composite				8.66	7.44

JP Morgan High Yield Broad Net Composite				11.21	N/A

Lehman Brothers Full Market High Yield Composite				10.06	6.99

Lehman Brothers US Corporate High Yield Bond Index	1.87	1.87	5.39	10.90	5.51	5.39	1.87	11.85	2.74	11.13	28.97	−1.40	5.28	−5.86	2.39	1.87

Morningstar High Yield Bond Category	1.47	1.47	4.61	9.50	4.01	4.60	1.47	10.13	2.53	5.18	24.36	−1.59	2.13	−7.50	4.60	0.09

© 2008 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Principal Investors Fund	APPENDIX C 261
www.principal.com

APPENDIX D

Description of Bond Ratings:

Moody’s Investors Service, Inc. Rating Definitions:

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa:	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa:	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A:	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa:	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba:	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B:	Obligations rated B are considered speculative and are subject to high credit risk.

Caa:	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca:	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C:	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody’s appends numerical modifiers, 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generate rating category.

SHORT-TERM NOTES: The four ratings of Moody’s for short-term notes are MIG 1, MIG 2, MIG 3, and MIG 4. MIG 1 denotes “best quality, enjoying strong protection from established cash flows.” MIG 2 denotes “high quality” with “ample margins of protection.” MIG 3 notes are of “favorable quality...but lacking the undeniable strength of the preceding grades.” MIG 4 notes are of “adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative.”

Description of Moody’s Commercial Paper Ratings:

Moody’s Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

262 APPENDIX D	Principal Investors Fund
1-800-222-5852

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor’s Corporation’s Debt Ratings:

A Standard & Poor’s debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources Standard & Poor’s considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default – capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor’s rights.

AAA:	Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA:	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A:	Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB:	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC:	Debt rated “BB,” “B,” “CCC,” and “CC” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “CC” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C:	The rating “C” is reserved for income bonds on which no interest is being paid.

D:	Debt rated “D” is in default, and payment of interest and/or repayment of principal is in arrears.

Principal Investors Fund	APPENDIX D 263
www.Principal.com

Plus (+) or Minus (-): The ratings from “AA” to “B” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR:	Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Standard & Poor’s, Commercial Paper Ratings

A Standard & Poor’s Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A:	Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1:	This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a “+” designation.

A-2:	Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3:	Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B:	Issues rated “B” are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C:	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D:	This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer and obtained by Standard & Poor’s from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor’s rates notes with a maturity of less than three years as follows:

SP-1:	A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a “+” designation.

SP-2:	A satisfactory capacity to pay principal and interest.

SP-3:	A speculative capacity to pay principal and interest.

264 APPENDIX D	Principal Investors Fund
1-800-222-5852

SUPPLEMENT DATED MARCH 31, 2008
TO THE PROSPECTUSES FOR PRINCIPAL INVESTORS FUND, INC.
DATED FEBRUARY 29, 2008
This supplement updates information currently in the prospectus. Not every fund listed in this supplement is available in each share class.

Effective March 10, 2008, Principal Funds Distributor has been designated as a co-distributor, with Princor Financial Services Corporation, for the Institutional, J, Advisors Select, Advisors Preferred, Advisors Signature, Select, and Preferred share classes of Principal Investors Fund.
Use of the term “distributor” throughout the prospectuses for these share classes includes both Principal Funds Distributor and Princor Financial Services Corporation.

Disciplined LargeCap Blend Fund
On or about May 1, 2008, Principal Global Investors, LLC (“PGI”) will begin implementing a cash equitization program for the Disciplined LargeCap Blend Fund as described below. Scott W. Smith and Dirk Laschanzky will share the portfolio management of the cash equitization program.
Daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders will be held in the Fund’s “cash buffer.” PGI will invest the Fund’s cash buffer and portfolio cash in S&P 500 Index futures contracts that have an aggregate nominal value equal to the value of the Fund’s cash buffer and portfolio cash (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.

Equity Income Fund I
Effective March 31, 2008, David W. Simpson became a portfolio manager for this Fund along with Joseph T. Suty for Edge Asset Management, Inc.
David W. Simpson, CFA. Mr. Simpson is a portfolio manager at Edge. Prior to joining Edge in 2003, he was chief investment officer and managing director for Summit Capital Management. Mr. Simpson received an MBA in finance from the University of Wisconsin and a bachelor’s degree from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Government & High Quality Bond Fund
Effective March 11, 2008, Bryan C. Davis replaced Lisa A. Stange as a portfolio manager for the Fund for Principal Global Investors, LLC. Brad Fredericks remains as a portfolio manager for this fund.
Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

High Yield Fund II, Income Fund, and MidCap Stock Fund
Effective January 1, 2008, Mr. Coleman and Mr. Pokrzywinski had title changes as described below. Mr. Friedl’s corrected biography appears below. These funds are sub-advised by Edge Asset Management, Inc.
Daniel R. Coleman. Mr. Coleman, Managing Director, Chief Investment Officer, manages all investment operations at Edge. Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 to 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000. Mr. Coleman received an MBA from New York University and a bachelor’s degree in finance from the University of Washington.
John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been responsible for the day-to-day management of the Income Fund since January 1, 2008. Prior to that, Mr. Friedl had served as co-manager of the predecessor Income Fund with Gary Pokrzywinski since March 2005. He has been employed as an investment professional at Edge since August 1998. Mr. Friedl received a master’s degree in finance from Seattle University and a bachelor’s degree in communications and finance from the University of Washington. He has earned the right to use the Chartered Financial Analyst designation.

Gary Pokrzywinski, CFA. Mr. Pokrzywinski, Managing Director, Head of Fixed Income, leads a team of investment professionals that is responsible for the management of the Fixed-Income Funds for which Edge serves as sub-advisor (Income, Mortgage Securities, Short-Term Income and High Yield II). Mr. Pokrzywinski has been responsible for the day-to-day management of the predecessor High Yield Fund since April 1998. Mr. Pokrzywinski also served as co-manager of the predecessor Income Fund with John Friedl between March 2005 and January 2008. He served as the Income Fund’s primary portfolio manager from 1992 until 2005. Mr. Pokrzywinski has been employed at Edge since 1992. He received a bachelor’s degree in finance and management information systems from the University of Wisconsin. Mr. Pokrzywinski has earned the right to use the Chartered Financial Analyst designation and is a member of the Seattle Investment Society and the Association for Investment Management and Research.

International Growth Fund
Principal Global Investors, LLC (“PGI”) is the Sub-Advisor to the International Growth Fund. Steven Larson and John Pihlblad share portfolio management responsibilities for this fund.
Steven Larson, CFA. Mr. Larson is a portfolio manager for PGI. He is responsible for co-managing PGI’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.
John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Partners LargeCap Blend Fund I
Effective March 6, 2008, Melissa R. Brown no longer serves as a portfolio manager for the Fund. Andrew Alford, Mark Carhart, and Robert C. Jones remain as portfolio managers for Goldman Sachs Asset Management, L.P.

PARTNERS SMALLCAP VALUE FUND II
Effective March 29, 2008, Stephen A. Clark became a portfolio manager for this Fund along with Robert T. Deere for Dimensional Fund Advisors (“DFA”). Vaughan Nelson Investment Management, LP, the other sub-advisor for this fund, did not have any portfolio manager changes.
Stephen A. Clark. Mr. Clark is a Senior Portfolio Manager and Vice President of DFA and chairman of the Investment Committee. He joined DFA in 2001 and has been responsible for the portfolio management group since January 2006. He earned an MBA from the University of Chicago and a BS from Bradley University.

Principal LifeTime Funds
Effective March 31, 2008, David M. Blake and Tim Dunbar became portfolio managers for the Principal LifeTime Funds along with Dirk Laschanzky for Principal Global Investors, LLC. Messrs. Blake, Dunbar, and Laschanzky operate as a team, sharing authority and responsibility for asset allocation services with no limitation on the authority of one portfolio manager in relation to another. James Fennessey, Michael Finnegan, and Randy Welch continue as portfolio managers for Principal Management Corporation.
Tim Dunbar. Mr. Dunbar is executive director and head of equities for Principal Global Investors. In this capacity, he oversees the business management and strategic direction of the firm’s equity group on a global basis. He joined the firm in 1986 and has held a wide range of investment management roles and has been a member of the Principal Global Investors senior management team for nearly five years. Most recently, he was responsible for overseeing asset management merger and acquisition activities. Mr. Dunbar received a bachelor’s degree from Iowa State University.
David M. Blake, CFA. Mr. Blake is the executive director and chief investment officer of fixed income for Principal Global Investors. Prior to joining Principal Global Investors in 2000, he was a senior portfolio manager for Boatmen’s Capital Management, a subsidiary of Bank of America, where he began his career in 1989. Mr. Blake received both an MBA and a bachelor’s degree from Saint Louis University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

There has been a revision to a category listed within “Purchase Without an Initial Sales Charge (Class A Shares)” (Class A, B, and C shares prospectus, page 172). A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:
•	by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations; provided, however, that the third party administrator or other service provider the sponsor of the retirement or benefit plan employs utilizes a system for processing purchases of shares that will accommodate waiver of the Fund’s sales charge.

PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

REAL ESTATE SECURITIES FUND

Institutional Class Shares

The date of this Prospectus is February 29, 2008

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF”) offers many investment portfolios (together, the “Funds”), one of which is available through this prospectus. The Fund’s Distributor is Princor Financial Services Corp. (the “Distributor”).* Principal Management Corporation (Principal)*, the Manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Funds.

Principal Investors Fund, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008.

Principal has selected a Sub-Advisor for the Fund based on the Sub-Advisor’s experience with the investment strategy for which it was selected. The Sub-Advisor for the Real Estate Securities Fund is Principal Real Estate Investors, LLC.*

*	Principal Management Corporation, Princor Financial Services Corp., and Principal Real Estate Investors, LLC, are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

2 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Institutional Class Shares
Only eligible purchasers may buy Institutional Class shares of the Fund. At the present time, eligible purchasers include but are not limited to:

•	separate accounts of Principal Life;
•	Principal Life or any of its subsidiaries or affiliates;
•	any fund distributed by Principal Funds Distributor, Inc. and/or Princor Financial Services Corporation (“Princor”) (together, the “Distributors”) if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
•	clients of Principal Global Investors, LLC.;
•	sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;
•	certain pension plans;
•	certain retirement account investment vehicles administered by foreign or domestic pension plans;
•	an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
•	certain institutional clients that have been approved by Principal Life Insurance Company for purposes of providing plan record keeping.

Principal reserves the right to broaden or limit the designation of eligible purchasers.

Main Strategies and Risks
The Fund’s investment objective is described in the summary description of the Fund. The Board of Directors may change a Fund’s objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of the Fund also describes the Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

The Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks — Temporary Defensive Measures.”

The Fund is designed to be a portion of an investor’s portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Fund. There can be no assurance that any Fund will achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. The principal risks are more fully explained in Appendix A to this prospectus.

Principal Investors Fund	RISK/RETURN SUMMARY 3
www.principal.com

Investment Results
A bar chart and a table are included with the description of the Fund. They show the Fund’s annual returns and its long-term performance. The chart shows how the Fund’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and
•	an average of the performance of a group of mutual funds with a similar investment objective and management style (the averages used are prepared by independent statistical services).

Performance for periods prior to the date on which a Fund’s Institutional class shares began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund (as noted in the performance chart and table.) Performance which is based on the oldest share class of the Fund has been adjusted to reflect the expenses of the Fund’s Institutional class shares. The adjustments result in performance that is no higher than the historical performance of the Fund’s oldest share class.

Fees and Expenses
The annual operating expenses for the Fund are deducted from that Fund’s assets (stated as a percentage of Fund assets). A Fund’s operating expenses are shown with the Fund. A discussion of the fees is found in the section of the Prospectus titled “The Costs of Investing.”

The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTE:

•	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, the Manager, any Sub-Advisor, or the Distributor.

4 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Real Estate Securities Fund

Sub-Advisor(s):	Principal Real Estate Investors, LLC (“Principal-REI”)

Objective:	The Fund seeks to generate a total return.

Investor Profile:	The Fund may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and can accept the potential for volatile fluctuations in the value of investments.

Main Strategies and Risks
Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry. For purposes of the Fund’s investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies. The Fund may invest in smaller capitalization companies.

Real estate investment trusts (“REITs”) are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:

•	equity REITs, which primarily own property and generate revenue from rental income;
•	mortgage REITs, which invest in real estate mortgages; and
•	hybrid REITs, which combine the characteristics of both equity and mortgage REITs.
In selecting securities for the Fund, the Sub-Advisor, Principal-REI, focuses on equity REITs.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. The Fund is “non-diversified,” which means that it may invest more of its assets in the securities of fewer issuers than diversified mutual funds. Thus, the Fund is subject to non-diversification risk.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Foreign Securities Risk
•	Sector Risk
•	Prepayment Risk

•	Credit and Counterparty Risk

•	Liquidity Risk

•	Derivatives Risk
•	Exchange Rate Risk
•	Underlying Fund Risk
•	Non-Diversification Risk

•	Management Risk

•	Small Company Risk
•	Real Estate Securities Risk
•	Active Trading Risk
•	Securities Lending Risk

•	Market Risk

Principal Investors Fund	RISK/RETURN SUMMARY 5
www.principal.com

Principal-REI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year(1)

Highest return for a quarter during the period of the bar chart above:	Q4 ’04	17.53%
Lowest return for a quarter during the period of the bar chart above:	Q4 ’07	-11.61%

Average Annual Total Returns (%)(1)

For The Period Ended December 31, 2007	1 Year	5 Years	Life of Fund
Institutional Class (before taxes)	-17.49	19.29	16.40
(after taxes on distributions)(2)	-21.07	16.95	14.31
(after taxes on distributions and sale of shares)(2)	-7.07	16.51	13.89
MSCI US REIT Index(3)	-16.82	17.91	15.03
Morningstar Specialty-Real Estate Category Average	-14.66	17.70	14.99

(1)	Institutional Class shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Institutional Class Shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses or taxes.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results”.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Institutional
For The Year Ended October 31, 2007	Class
Management Fees	0.83%

Total Annual Fund Operating Expenses	0.83%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Institutional Class	$85	$265	$460	$1,025

6 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

THE COSTS OF INVESTING

Fees and Expenses of the Funds
The shares of the Fund are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Fund purchased with reinvested dividends or other distributions.

In addition to the ongoing fees listed below, the Institutional Class of the Funds may pay a portion of investment related expenses (e.g., interest on reverse repurchase agreements) that are allocated to all classes of the Funds.

Ongoing Fees
Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Fund.

Each Fund pays ongoing fees to the Manager and others who provide services to the Fund. These fees include:

•	Management Fee – Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Fund.

Princor is the Fund’s principal underwriter for Institutional Class shares. It may, from time-to-time, at its expense, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund’s shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Fund. This support is based primarily on the amount of sales of fund shares and/or total assets in the Fund. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s marketing programs and the extent of a dealer’s marketing programs relating to the Fund. Financial support to dealers may be made from payments from Princor’s resources and from its retention of underwriting concessions.

Principal Investors Fund	THE COSTS OF INVESTING 7
www.principal.com

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices

Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Currency Contracts
The Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Real Estate Investment Trusts
The Real Estate Securities Fund typically invests a significant portion of its net assets in real estate investment trusts (“REITs”). REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses,

8 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-222-5852

including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REIT’s are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

Derivatives
To the extent permitted by its investment objectives and policies, the Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
•	the possibility that the counterparty may fail to perform its obligations.

Foreign Investing
The Fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S.;
•	companies for which the principal securities trading market is outside the U.S.; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 9
www.principal.com

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies
The Real Estate Securities Fund may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and

10 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-222-5852

price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Temporary Defensive Measures
From time to time, as part of its investment strategy, the Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 11
www.principal.com

The Sub-Advisor
Principal has signed a contract with the Sub-Advisor. Under the sub-advisory agreement, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisor and individual portfolio manager is set forth below. The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Sub-Advisor:	Principal Real Estate Investors, LLC (“Principal - REI”), an indirect wholly owned subsidiary of Principal Life, an affiliate of Principal, and a member of the Principal Financial Group, was founded in 2000. It manages investments for institutional investors, including Principal Life. Principal -REI’s address is 801 Grand Avenue, Des Moines, IA 50392.

Day-to-day
Fund	Fund Management

Real Estate Securities	Kelly D. Rush

Kelly D. Rush, CFA. As portfolio manager, Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI, the dedicated real estate group of Principal. He has been managing the real estate stock portfolio since 1997. Previously, Mr. Rush participated in structuring commercial mortgage loans for public real estate companies and the analysis of real estate investment trust issued bonds. He has been with the real estate investment area of the firm since 1987. He earned an MBA in Business Administration and a Bachelor’s degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Duties of Principal and Sub-Advisors

Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

Fees Paid to Principal

The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee the Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was 0.83%.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreement with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;
•	change Sub-Advisors; and
•	reallocate management fees between itself and Sub-Advisors.

12 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, the Real Estate Securities Fund does not intend to rely on the order.

Distribution Agreements

Principal may pay compensation, from its own resources, to certain financial intermediaries for the distribution, promotion, sale of Fund shares, and for providing services to shareholders. If one mutual fund sponsor makes greater distribution assistance payments than another, your investment representative or his or her financial intermediary may have an incentive to recommend one fund complex over another.

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

The share price for this fund is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are

Principal Investors Fund	PRICING OF FUND SHARES 13
www.principal.com

also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.

Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased from Princor, the Fund’s principal underwriter for Institutional Class shares. There are no sales charges on Institutional Class shares of the Fund. There are no restrictions on amounts to be invested in Institutional Class shares of the Fund.

Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Fund. For these purposes, Principal may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control.

Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

REDEMPTION OF FUND SHARES

You may redeem shares of the Fund upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by the Fund in proper and complete form.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds

14 PURCHASE OF FUND SHARES	Principal Investors Fund
1-800-222-5852

may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”

EXCHANGE OF FUND SHARES

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
•	the share class of such other Fund is available through the plan, and
•	the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions, or where the application of the restriction would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or the Manager believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date.

•	The Real Estate Securities Fund pays its net investment income on a quarterly basis. The payment date is the last business day of March, June, September, and December.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Principal Investors Fund	EXCHANGE OF FUND SHARES 15
www.principal.com

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Fund pays are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

FREQUENT PURCHASES AND REDEMPTIONS

The Fund is not designed for frequent trading or market timing activity. The Fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this fund.

We consider frequent trading and market timing activities to be abusive trading practices because they:

•	Disrupt the management of the Fund by

•	forcing the Fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Fund; and
•	Increase expenses of the Fund due to

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

This Fund may be at greater risk for abusive trading practices because it invests in foreign securities and may appeal to investors attempting to take advantage of time-zone arbitrage. If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Fund.

We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:

•	Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
•	Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
•	Limiting the number of exchanges during a year;
•	Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
•	Taking such other action as directed by the Fund.

16 FREQUENT PURCHASES AND REDEMPTIONS	Principal Investors Fund
1-800-222-5852

The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange. We will give you notice in writing in this instance.

FUND ACCOUNT INFORMATION

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund, and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order. Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the NYSE closes at a time other than 3 p.m. Central Time.

Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:

•	if you sell more than $100,000 from any one Fund;
•	if a sales proceeds check is payable to other than the account shareholder(s);
•	to change ownership of an account;
•	to add telephone transaction services and/or wire privileges to an existing account;
•	to change bank account information designated under an existing telephone withdrawal plan;
•	to exchange or transfer among accounts with different ownership; and
•	to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

Reservation of Rights
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share class described herein. Shareholders will be notified of any such action to the extent required by law.

Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Fund described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of the Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

Principal Investors Fund	FUND ACCOUNT INFORMATION 17
www.principal.com

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).

This information has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in Principal Investors Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2007, which is available upon request, and incorporated by reference into the SAI.

To request a free copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

18 FINANCIAL HIGHLIGHTS	Principal Investors Fund
1-800-222-5852

Financial Highlights
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007		2006	2005		2004		2003

REAL ESTATE SECURITIES FUND
Institutional shares
Net Asset Value, Beginning of Period	$27.56		$20.41	$18.44		$14.56		$11.17
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.26		0.28	0.42		0.41		0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.55)		7.78	3.18		4.01		3.20

Total From Investment Operations	(0.29)		8.06	3.60		4.42		3.74
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)		(0.29)	(0.58)		(0.40)		(0.35)
Distributions from Realized Gains	(2.07)		(0.62)	(1.05)		(0.14)		—

Total Dividends and Distributions	(2.31)		(0.91)	(1.63)		(0.54)		(0.35)

Net Asset Value, End of Period	$24.96		$27.56	$20.41		$18.44		$14.56

Total Return	(1.48)%		40.85%	20.41%		31.21%		34.31%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,110,332		$770,259	$405,696		$253,838		$97,960
Ratio of Expenses to Average Net Assets	0.83%		0.84%	0.85%		0.85%		0.85%
Ratio of Gross Expenses to Average Net Assets	—%		—%	—%		0 .85	%(b)	—%
Ratio of Net Investment Income to Average Net Assets	1.04%		1.20%	2.19%		2.53%		4.08%
Portfolio Turnover Rate	77 .8	%(c)	37.8%	26 .7	%(d)	67.9%		35.4%
(a) Calculated based on average shares outstanding during the period.
(b) Expense ratio without commission rebates.
(c) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM REIT Fund.
(d) Portfolio turnover rate excludes approximately $101,379,000 of securities from the acquisition of Principal Real Estate Securities Fund, Inc.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semiannual reports can be obtained free of charge by writing Principal Funds, P.O. Box 8024 Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semiannual reports available, free of charge, on our website www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

Principal Investors Fund	ADDITIONAL INFORMATION 19
www.principal.com

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Fund. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above in the Fund’s description. Each of these risks is summarized below. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

20 APPENDIX A	Principal Investors Fund
1-800-222-5852

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Non-Diversification Risk
A fund that is non-diversified may invest a high percentage of its assets in the securities of a small number of companies. This may result in more volatile performance relative to more diversified funds. The less diversified a fund’s holdings are, the more a specific stock’s poor performance is likely to affect the fund’s performance.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Real Estate Securities Risk
Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:

•	may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
•	may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
•	are subject to cash flow dependency and defaults by borrowers; and
•	could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.

Sector Risk
When a fund’s investments are concentrated in a particular industry or sector of the economy (e.g., real estate, technology, financial services), they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. Funds concentrating in a particular industry sector tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. A fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting that industry or sector.

Principal Investors Fund	APPENDIX A 21
www.principal.com

Securities Lending
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Underlying Fund Risk
The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, and each of the underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. (“Edge”) is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serve as Sub-Advisor to some or all of the Underlying Funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Real Estate Securities Fund	6.42	10.76	7.51	3.22	1.36	1.50	30.77

The following table shows the percentage of the outstanding shares of the Underlying Funds owned by the SAM Portfolios as of October 31, 2007.

STRATEGIC ASSET MANAGEMENT PORTFOLIOS

		Conservative	Conservative	Flexible	Strategic
	Balanced	Balanced	Growth	Income	Growth
Underlying Fund	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio	Total

Real Estate Securities Fund	7.00	0.68	7.42	0.58	5.21	20.89

22 APPENDIX A	Principal Investors Fund
1-800-222-5852

APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance table included in the prospectus provides performance information of an index and an average of the performance of a group of mutual funds with a similar investment objective and management style. These are described in this appendix. An investment cannot be made directly in the index and the index’s performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morningstar Specialty - Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

© 2008 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Principal Investors Fund	APPENDIX B 23
www.principal.com

SUPPLEMENT DATED MARCH 31, 2008
TO THE PROSPECTUSES FOR PRINCIPAL INVESTORS FUND, INC.
DATED FEBRUARY 29, 2008
This supplement updates information currently in the prospectus. Not every fund listed in this supplement is available in each share class.

Effective March 10, 2008, Principal Funds Distributor has been designated as a co-distributor, with Princor Financial Services Corporation, for the Institutional, J, Advisors Select, Advisors Preferred, Advisors Signature, Select, and Preferred share classes of Principal Investors Fund.
Use of the term “distributor” throughout the prospectuses for these share classes includes both Principal Funds Distributor and Princor Financial Services Corporation.

Disciplined LargeCap Blend Fund
On or about May 1, 2008, Principal Global Investors, LLC (“PGI”) will begin implementing a cash equitization program for the Disciplined LargeCap Blend Fund as described below. Scott W. Smith and Dirk Laschanzky will share the portfolio management of the cash equitization program.
Daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders will be held in the Fund’s “cash buffer.” PGI will invest the Fund’s cash buffer and portfolio cash in S&P 500 Index futures contracts that have an aggregate nominal value equal to the value of the Fund’s cash buffer and portfolio cash (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.

Equity Income Fund I
Effective March 31, 2008, David W. Simpson became a portfolio manager for this Fund along with Joseph T. Suty for Edge Asset Management, Inc.
David W. Simpson, CFA. Mr. Simpson is a portfolio manager at Edge. Prior to joining Edge in 2003, he was chief investment officer and managing director for Summit Capital Management. Mr. Simpson received an MBA in finance from the University of Wisconsin and a bachelor’s degree from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Government & High Quality Bond Fund
Effective March 11, 2008, Bryan C. Davis replaced Lisa A. Stange as a portfolio manager for the Fund for Principal Global Investors, LLC. Brad Fredericks remains as a portfolio manager for this fund.
Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

High Yield Fund II, Income Fund, and MidCap Stock Fund
Effective January 1, 2008, Mr. Coleman and Mr. Pokrzywinski had title changes as described below. Mr. Friedl’s corrected biography appears below. These funds are sub-advised by Edge Asset Management, Inc.
Daniel R. Coleman. Mr. Coleman, Managing Director, Chief Investment Officer, manages all investment operations at Edge. Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 to 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000. Mr. Coleman received an MBA from New York University and a bachelor’s degree in finance from the University of Washington.
John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been responsible for the day-to-day management of the Income Fund since January 1, 2008. Prior to that, Mr. Friedl had served as co-manager of the predecessor Income Fund with Gary Pokrzywinski since March 2005. He has been employed as an investment professional at Edge since August 1998. Mr. Friedl received a master’s degree in finance from Seattle University and a bachelor’s degree in communications and finance from the University of Washington. He has earned the right to use the Chartered Financial Analyst designation.

Gary Pokrzywinski, CFA. Mr. Pokrzywinski, Managing Director, Head of Fixed Income, leads a team of investment professionals that is responsible for the management of the Fixed-Income Funds for which Edge serves as sub-advisor (Income, Mortgage Securities, Short-Term Income and High Yield II). Mr. Pokrzywinski has been responsible for the day-to-day management of the predecessor High Yield Fund since April 1998. Mr. Pokrzywinski also served as co-manager of the predecessor Income Fund with John Friedl between March 2005 and January 2008. He served as the Income Fund’s primary portfolio manager from 1992 until 2005. Mr. Pokrzywinski has been employed at Edge since 1992. He received a bachelor’s degree in finance and management information systems from the University of Wisconsin. Mr. Pokrzywinski has earned the right to use the Chartered Financial Analyst designation and is a member of the Seattle Investment Society and the Association for Investment Management and Research.

International Growth Fund
Principal Global Investors, LLC (“PGI”) is the Sub-Advisor to the International Growth Fund. Steven Larson and John Pihlblad share portfolio management responsibilities for this fund.
Steven Larson, CFA. Mr. Larson is a portfolio manager for PGI. He is responsible for co-managing PGI’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.
John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Partners LargeCap Blend Fund I
Effective March 6, 2008, Melissa R. Brown no longer serves as a portfolio manager for the Fund. Andrew Alford, Mark Carhart, and Robert C. Jones remain as portfolio managers for Goldman Sachs Asset Management, L.P.

PARTNERS SMALLCAP VALUE FUND II
Effective March 29, 2008, Stephen A. Clark became a portfolio manager for this Fund along with Robert T. Deere for Dimensional Fund Advisors (“DFA”). Vaughan Nelson Investment Management, LP, the other sub-advisor for this fund, did not have any portfolio manager changes.
Stephen A. Clark. Mr. Clark is a Senior Portfolio Manager and Vice President of DFA and chairman of the Investment Committee. He joined DFA in 2001 and has been responsible for the portfolio management group since January 2006. He earned an MBA from the University of Chicago and a BS from Bradley University.

Principal LifeTime Funds
Effective March 31, 2008, David M. Blake and Tim Dunbar became portfolio managers for the Principal LifeTime Funds along with Dirk Laschanzky for Principal Global Investors, LLC. Messrs. Blake, Dunbar, and Laschanzky operate as a team, sharing authority and responsibility for asset allocation services with no limitation on the authority of one portfolio manager in relation to another. James Fennessey, Michael Finnegan, and Randy Welch continue as portfolio managers for Principal Management Corporation.
Tim Dunbar. Mr. Dunbar is executive director and head of equities for Principal Global Investors. In this capacity, he oversees the business management and strategic direction of the firm’s equity group on a global basis. He joined the firm in 1986 and has held a wide range of investment management roles and has been a member of the Principal Global Investors senior management team for nearly five years. Most recently, he was responsible for overseeing asset management merger and acquisition activities. Mr. Dunbar received a bachelor’s degree from Iowa State University.
David M. Blake, CFA. Mr. Blake is the executive director and chief investment officer of fixed income for Principal Global Investors. Prior to joining Principal Global Investors in 2000, he was a senior portfolio manager for Boatmen’s Capital Management, a subsidiary of Bank of America, where he began his career in 1989. Mr. Blake received both an MBA and a bachelor’s degree from Saint Louis University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

There has been a revision to a category listed within “Purchase Without an Initial Sales Charge (Class A Shares)” (Class A, B, and C shares prospectus, page 172). A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:
•	by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations; provided, however, that the third party administrator or other service provider the sponsor of the retirement or benefit plan employs utilizes a system for processing purchases of shares that will accommodate waiver of the Fund’s sales charge.

PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

MONEY MARKET FUND

Class J Shares

The date of this Prospectus is February 29, 2008.

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF”) offers many investment portfolios (together, the “Funds”), one of which is available through this prospectus. Principal Investors Fund has hired Principal Management Corporation* (“Principal”) to provide investment advisory and other services to the Fund. Principal, as the manager of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund. Princor Financial Services Corporation* is the Distributor.

Principal Investors Fund, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008.

Princor Financial Services Corporation (“Distributor”) is the Fund’s principal underwriter for Class J shares of Principal Investors Fund.

Principal has selected a Sub-Advisor based on the Sub-Advisor’s experience with the investment strategy for which it was selected. The Sub-Advisor for the Money Market Fund is Principal Global Investors, LLC.*

*	Principal Management Corporation; Principal Global Investors, LLC; and Princor, the Distributor are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

Class J Shares
Class J shares of the Fund are available through this Prospectus. This class is currently available only through registered representatives of:

•	Princor Financial Services Corporation who are also employees of Principal Life (These registered representatives are sales counselors of Principal Connection, a distribution channel used to directly market certain products and services of the companies of the Principal Financial Group.);
•	selected broker-dealers selling Class J shares in conjunction with the Principal Income IRA or 403(b) plans or health savings accounts; and
•	selected broker-dealers that have entered into a selling agreement to offer Class J shares.

For more information about Class J shares of the Funds, please call the Connection at 1-800-247-8000, extension 411.

Main Strategies and Risks
The Fund’s investment objective is described in the summary description of the Fund. The Board of Directors may change a Fund’s objective or the investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The summary of the Fund also describes the Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

The Fund is designed to be a portion of an investor’s portfolio. The Fund is not intended to be a complete investment program. Investors should consider the risks of the Fund before making an investment and be prepared to maintain the investment during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Market Fund.

2 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Fund are stated in the Fund’s description. These risks are more fully described in Appendix A to this prospectus.

Investment Results
A bar chart and a table are included with the description of the Fund that has annual returns for a full calendar year. They show the Fund’s annual returns and its long-term performance. The chart shows how the Fund’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.).

Performance for classes of shares for periods prior to the date on which a Fund’s oldest share class began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund, adjusted to reflect the expenses of the share class shown. The adjustments result in performance (for the period prior to the effective date of the share class shown) that is no higher than the historical performance of the oldest share class.

Call the Principal Investors Fund at 1-800-222-5852 to get the current 7-day yield for the Money Market Fund.

Fees and Expenses
The annual operating expenses for the Fund are deducted from that Fund’s assets. The Fund’s operating expenses are shown with the description of the Fund and are stated as a percentage of Fund assets.

The description of the Fund includes examples of the costs associated with investing in the Fund. The examples are intended to help you compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTE:

•	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, Principal, any Sub-Advisor, or Princor.

Principal Investors Fund	RISK/RETURN SUMMARY 3
www.principal.com

Money Market Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks as high a level of current income as is considered consistent with preservation of principal and maintenance of liquidity.

Investor Profile:	The Fund may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

Main Strategies and Risks
The Fund invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which PGI believes present minimal credit risks. At the time the Fund purchases each security, it is an “eligible security” as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:

•	to take advantage of market variations;
•	to generate cash to cover sales of Fund shares by its shareholders; or
•	upon revised credit opinions of the security’s issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The sale of portfolio securities is usually a taxable event. The Fund does have an ability to borrow money to cover the redemption of Fund shares.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:

•	securities issued or guaranteed by the U.S. government, including Treasury bills, notes and bonds;
•	securities issued or guaranteed by agencies or instrumentalities of the U.S. government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
•	bank obligations including:

•	certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or,
•	bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.

•	commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
•	corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
•	repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
•	taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Fund are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Sub-Advisor selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.

As with all mutual funds, the value of the Fund’s assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

4 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Municipal Securities Risk
•	Fixed-Income Securities Risk
•	Eurodollar and Yankee Obligations Risk
•	U.S. Government Sponsored Securities Risk

•	Credit and Counterparty Risk

•	Liquidity Risk

•	Market Risk

•	Management Risk

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (1)

Sales charges are not included in the returns shown above. If those charges were included, the returns shown would be lower.

Highest return for a quarter during the period of the bar chart above:	Q1 ’01	1.18%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’03 through Q2 ’04	0.00%

Average Annual Total Returns (%) (1)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Class J (before taxes)	3.41	2.16	2.10
Lehman Brothers U.S. Treasury Bellwethers 3 Month Index (2)	5.11	3.08	3.04

(1)	Class J shares were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Advisors Preferred Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Advisors Preferred Class shares. The Advisors Preferred Class shares were first sold on December 6, 2000.

(2)	Index performance does not reflect deductions for fees, expenses or taxes.

To obtain the Fund’s current yield, call 1-800-547-7754

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 5
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

For the year ended October 31, 2007	Class J
Management Fees	0.38%
12b-1 Fees	0.25
Other Expenses	0.35

Total Annual Fund Operating Expenses	0.98%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then, at the end of these periods, you either redeem all of your shares or you continue to hold your shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If you sell your shares				If you do not sell your shares
	Number of years you own your shares
	1	3	5	10	1	3	5	10
Class J	$200	$312	$542	1,201	$100	$312	$542	$1,201

6 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-222-5852

THE COSTS OF INVESTING

Fees and Expenses of the Funds
The Class J shares of the Funds are sold without a front-end sales charge. There is no sales charge on shares purchased with reinvested dividends or other distributions.

One-time Fees

•	If you sell your Class J shares within 18 months of purchase, a contingent deferred sales charge (CDSC) may be imposed on the shares sold. The CDSC, if any, is determined by multiplying by 1.00% the lesser of the market value at the time of redemption or the initial purchase price of the shares sold.

•	The CDSC is not imposed on shares:

•	that were purchased pursuant to the Small Amount Force Out program (SAFO);
•	redeemed within 90 days after an account is re-registered due to a shareholder’s death; or
•	redeemed due to a shareholder’s disability (as defined in the Internal Revenue Code) provided the shares were purchased prior to the disability;
•	redeemed from retirement plans to satisfy minimum distribution rules under the Internal Revenue Code;
•	sold using a systematic withdrawal plan (up to 1% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established);
•	that were redeemed from retirement plans to satisfy excess contribution rules under the Internal Revenue Code; or
•	of the Money Market Fund redeemed within 30 days of initial purchase if the redemption proceeds are transferred to another Principal IRA, defined as either a fixed or variable annuity issued by Principal Life Insurance Company to fund an IRA, a Principal Bank IRA product, or a WRAP account IRA sponsored by Princor Financial Services Corporation.

•	An excessive trading fee* of 1.00% is charged on redemptions or exchanges of $30,000 or more if the shares were purchased within 30 days of the redemption or exchanges. The fee does not apply to redemptions from the Money Market Fund or to redemptions made: through a systematic withdrawal plan; due to a shareholder’s death or disability (as defined in the Internal Revenue Code); or to satisfy minimum distribution rules imposed by the Internal Revenue Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of the shares’ redemption.

Ongoing Fees
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

The Fund pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

•	Management Fee — Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Fund.

•	Distribution Fee — The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for its Class J shares. Under the plan, the Class J shares of the Fund pays a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Because they are ongoing fees, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

•	Transfer Agent Fee — Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Class J shares of the Fund. These services are currently provided at cost.

Class J shares of the Fund also pay expenses of registering and qualifying shares for sale, the cost of producing and distributing reports and prospectuses to Class J shareholders, the cost of shareholder meetings held solely for Class J shares, and other operating expenses of the Fund.

Principal Investors Fund	THE COSTS OF INVESTING 7
www.principal.com

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

The Fund has adopted a 12b-1 Plan for the Class J shares of the Fund. Under the 12b-1 Plan, the Fund may make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Fund and may cost more than paying other types of sales charges.

The Distributor for Class J shares of Principal Investors Fund is Princor, a wholly owned subsidiary of Principal. The term “Distributor” as used in this section refers to Princor.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Money Market Fund is 0.25%.

Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify or leave unchanged the 12b-1 plan at the time the board directs the implementation of the closure of the fund.

The proceeds from the Rule 12b-1 fees paid by Class J shareholders, together with any applicable contingent deferred sales charge, are paid to the Distributor. The Distributor generally uses these fees to finance any activity that is primarily intended to result in the sale of shares. Examples of such expenses include compensation to salespeople and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars. The Distributor also uses the fees to provide services to existing shareholders, including without limitation, services such as furnishing information as to the status of shareholder accounts, responding to telephone and written inquiries of shareholders, and assisting shareholders with tax information.

Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors on an individual basis are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any sales charge and/or Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may generally receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Affiliates of Princor provide services (such as keeping records of participant accounts) to retirement plans. Princor may pay a bonus or other consideration or incentive to dealers when a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a Princor registered representative, if the dealer sold the funding vehicle the retirement plan utilizes. The dealer may pay to its Investment Representatives some or all of the amounts Princor pays to the dealer.

Princor may, from time-to-time, at its expense or through use of amounts it receives from the Fund through a distribution plan adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, if applicable, pay a bonus or other consideration or incentive to dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds’ shares or the amount that any particular Fund receives as the proceeds from such sales. In addition, Princor or its affiliates may provide financial support to dealers that sell shares of the Funds. This support is based primarily on the amount of sales of fund shares and/or total assets in the Funds. The amount of support may be affected by total sales; net sales; levels of redemptions; the dealers’ support of, and participation in, Princor’s marketing programs and the extent of a dealer’s marketing programs relating to the Funds. Financial support to dealers may be made from payments from Princor’s resources, from its retention of underwriting concessions and, in the case of share classes that have 12b-1 fees, from payments to Princor under such plans.

8 DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	Principal Investors Fund
1-800-222-5852

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Market Volatility. Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. The investments in which the Fund invests are U.S. dollar denominated securities which the sub-advisor believes present minimal credit risks.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, the Fund may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of the investment losses.

Foreign Investing
The Fund may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S.;
•	companies for which the principal securities trading market is outside the U.S.; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 9
www.principal.com

purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies
The Fund may hold securities of small and medium capitalization companies but not as a principal investment strategy. Market capitalization is defined as total current market value of a company’s outstanding common stock.

10 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-222-5852

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have high portfolio turnover. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which it invests.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 11
www.principal.com

MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

The Sub-Advisors
Principal has signed a contract with the Sub-Advisor, under which, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for the Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisor and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Money Market	Tracy Reeg Alice Robertson

Tracy Reeg. Ms. Reeg is a portfolio manager at PGI. She is involved in the portfolio management of money market portfolios. She joined the firm in 1993 and began trading and portfolio management duties in 2000. Ms. Reeg earned a Bachelor’s degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).

Alice Robertson. Ms. Robertson is a trader for PGI on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master’s degree in Finance and Marketing from DePaul University and her Bachelor’s degree in Economics from Northwestern University.

Duties of Principal and Sub-Advisors
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

12 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-222-5852

Fees Paid to Principal
The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee the Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was 0.38%.

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreement with the Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;
•	change Sub-Advisors; and
•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, the Money Market Fund does not intend to rely on the order.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 13
www.principal.com

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

The securities of the Money Market Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

14 PRICING OF FUND SHARES	Principal Investors Fund
1-800-222-5852

PURCHASE OF FUND SHARES

Fill out the Principal Investors Fund (or the IRA, SEP or SIMPLE) application completely. You must include:

•	the name you want to appear on the account;

•	the Principal Investors Fund(s) in which you want to invest (Money Market);

•	the amount of the investment;
•	your Social Security number; and
•	other required information.

The Fund requires a minimum initial investment of $1,000. Subsequent investment minimums are $100.

•	The Funds may reject or cancel any purchase orders for any reason. For example, the Funds do not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Funds may reject any purchase orders from market timers or investors that, in Principal’s opinion, may be disruptive to the Funds. For these purposes, Principal may consider an investor’s trading history in the Funds or other Funds sponsored by Principal Life and accounts under common ownership or control. Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

•	If you are making an initial purchase of Principal Investors Funds of $1,000,000 or more and have selected Class J shares, the purchase will be of Class A shares of the Fund(s) you have selected.

To eliminate the need for safekeeping, the Fund will not issue certificates for shares. The Fund may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

Accounts with foreign addresses cannot be established. If an existing shareholder with a U.S. address moves to a foreign location and updates the address on the shareholder’s account, we are unable to process any purchases or exchanges on that account.

Payment. Payment for shares of the Funds purchased as a direct rollover IRA is made by the retirement plan trustees. Payment for other shares is generally made via personal check or cashiers check. We consider your purchase of Fund shares by check to be your authorization to make an automated clearing house (“ACH”) debit entry to your account. Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days.

Your Investment Representative can help you buy shares of the Funds by mail, through bank wire, direct deposit or Automatic Investment Plan. Contact the Fund at 1-800-222-5852 to obtain bank wire instructions. No wires are accepted on days when the NYSE is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Direct Deposit
Your Investment Representative can help you make a Direct Deposit from your paycheck (if your employer approves) or from a government allotment. Direct Deposit allows you to deposit automatically all or part of your paycheck (or government allotment) to your Principal Investors Fund account(s). You will receive a Direct Deposit Authorization Form to give to your employer or the governmental agency (either of which may charge a fee for this service). Shares will be purchased on the day the ACH notification is received by Wells Fargo, N.A. On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Automatic Investment Plan
Your Investment Representative can help you establish an Automatic Investment Plan. You may make regular monthly investments with automatic deductions from your bank or other financial institution account. You select the day of the month the deduction is to be made. If that date is a non-trading day, we will process the deduction on the next trading day. If the next trading day falls in the next month or year, we will process the deduction on the day prior to your selected day. The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account. Minimum monthly purchase is $100 per Fund.

Principal Investors Fund	PURCHASE OF FUND SHARES 15
www.principal.com

REDEMPTION OF FUND SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however, you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.
*  a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, and SAR-SEP accounts may be taken as:

•	lump sum of the entire interest in the account,
•	partial interest in the account, or
•	periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.
Tax penalties may apply to distributions before the participant reaches age 59 1/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:

•	payable to all owners on the account (as shown in the account registration) and
•	mailed to the address on the account (if not changed within last 30 days) or previously authorized bank account.

For other payment arrangements, please call Principal Investors Fund. You should also call Principal Investors Fund for special instructions that may apply to sales from accounts:

•	when an owner has died;
•	for certain employee benefit plans; or
•	owned by corporations, partnerships, agents, or fiduciaries.

Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

CDSC-Free withdrawal privilege. Sales may be subject to a CDSC. Redemption of Class J shares made through a systematic withdrawal plan in an amount of up to 1.00% per month (measured cumulatively with respect to non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established) may be made without a CDSC. The free withdrawal privilege not used in a calendar year is not added to the free withdrawal privileges for any following year.

Sell shares by mail:

•	Send a distribution form (available at PrincipalFunds.com or by calling 1-800-222-5852) which is signed by the owner/owners of the account to:
Principal Funds
P.O. Box 55904
Boston, MA 02205

•	A Medallion Signature Guarantee* will be required if the:

•	sell order is for more than $100,000;
•	check is being sent to an address other than the account address;
•	account address has been changed within 30 days of the sell order; or
•	check is payable to a party other than the account shareholder(s), Principal Life or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.

16 REDEMPTION OF FUND SHARES	Principal Investors Fund
1-800-222-5852

*	If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone

•	The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
•	The address on the account must not have been changed within the last 30 days and telephone privileges must apply to the account from which the shares are being sold.
•	If our phone lines are busy, you may need to send in a written sell order.
•	To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
•	Telephone redemption privileges are NOT available for Principal Investors Fund 403(b) plans, inherited IRAs, corporate accounts, and certain employee sponsored benefit plans.
•	If previously authorized, checks can be sent to a shareholder’s U.S. bank account.

Systematic withdrawal plans
You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:

•	sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet required minimum distributions as defined by the Internal Revenue Code);
•	pay insurance or annuity premiums or deposits to Principal Life (call us for details); and
•	provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a systematic withdrawal plan by:

•	completing the applicable section of the application; or
•	sending us your written instructions; or
•	calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:

•	you instruct us to stop; or
•	your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a systematic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Principal Investors Fund	REDEMPTION OF FUND SHARES 17
www.principal.com

EXCHANGE OF FUND SHARES

Your shares in the Funds may be exchanged without a sales charge for the same class of any other Principal Investors Fund.

•	The CDSC, if any, is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made is used to determine if newly acquired shares are subject to the CDSC when they are sold.
•	An exchange fee is imposed on exchanges of $30,000 or more if the exchanged shares were purchased within 30 days of the date of the exchange.

You may exchange shares by:

•	sending a written request to:
Principal Funds
P.O. Box 55904
Boston, MA 02205

•	completing an Exchange Authorization Form (available on PrincipalFunds.com or by calling 1-800-222-5852).
•	via the Internet at www.principal.com.
•	calling us, if you have telephone privileges on the account.

Automatic Exchange Election
This election authorizes an exchange from one Principal Investors Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

•	completing an automatic Exchange Election form available on www.principalfunds.com,
•	completing the Automatic Exchange Election section of the application,
•	calling us if telephone privileges apply to the account from which the exchange is to be made, or
•	sending us your written instructions.

Your automatic exchange continues until:

•	you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
•	your Fund account balance is zero.

You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General

•	An exchange by any joint owner is binding on all joint owners.
•	If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
•	All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
•	You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
•	For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

•	accounts with identical ownership,
•	an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership,

18 EXCHANGE OF FUND SHARES	Principal Investors Fund
1-800-222-5852

•	a single owner to a Uniform Transfer to Minors Act (“UTMA”) account if the owner of the single owner account is also the custodian on the UTMA account, or
•	a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Investors Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Principal Investors Fund	EXCHANGE OF FUND SHARES 19
www.principal.com

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date.

The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day.)

The Money Market Fund does not seek to realize any capital gains or losses. If capital gains or losses were to occur, they could result in an increase or decrease in dividends.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

•	invested in shares of another Principal Investors Fund without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
•	paid in cash, if the amount is $10 or more.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

20 DIVIDENDS AND DISTRIBUTIONS	Principal Investors Fund
1-800-222-5852

FUND ACCOUNT INFORMATION

Statements
You will receive quarterly statements. The statements provide the number and value of shares you own, transactions during the period, dividends declared or paid and other information. The year-end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares in the Principal Investors Fund, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information — what you bought or sold, the amount of the transaction, and other vital data.

Certain purchases and sales are only included on your quarterly statement. These include accounts:

•	when the only activity during the quarter:

•	is purchase of shares from reinvested dividends and/or capital gains;
•	are purchases under an Automatic Investment Plan;
•	are sales under a Systematic Withdrawal Plan; or
•	are purchases or sales under an Automatic Exchange Election.

•	used to fund certain individual retirement or individual pension plans; or
•	established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:

•	access your account on the internet at www.principal.com,
•	call our Automated Telephone System, 7 days a week, 24 hours a day at 1-800-222-5852, option 1, or
•	call us at 1-800-222-5852. (Our office generally is open Monday through Friday between 7 a.m. and 7 p.m. Central Time).

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order.

Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

Signature Guarantees
Certain transactions require a Medallion Signature Guarantee. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guarantee by a notary public or savings bank is not acceptable. Signature guarantees are required:

•	if you sell more than $100,000 from any one Fund;
•	if a sales proceeds check is payable to other than the account shareholder(s), Principal Life or Principal Bank;
•	to change ownership of an account;
•	to add wire privileges to an existing account;
•	to change bank account information designated under an existing systematic withdrawal plan;
•	to exchange or transfer among accounts with different ownership; and
•	to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding 30 days.

Principal Investors Fund	FUND ACCOUNT INFORMATION 21
www.principal.com

Special Plans
The Fund reserves the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, systematic withdrawal, waiver of Fund minimums for certain accounts and waiver or reduction of the contingent deferred sales charge for certain purchasers. You will be notified of any such action to the extent required by law.

Minimum Account Balance
Generally, the Fund does not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Fund reserves the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Fund reserves the right to increase the required minimum.

Telephone and Internet Instructions
The Fund reserves the right to refuse telephone and/or internet instructions. You are liable for a loss resulting from a fraudulent telephone or internet instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requiring the use of a Personal Identification Number, requesting personal identification information (name, address, phone number, social security number, birth date, security phrase, etc.) and sending written confirmation to the shareholder’s address of record.

Instructions received from one owner is binding on all owners. In the case of an account owned by a corporation or trust, instructions received from an authorized person are binding on the corporation/trust unless we have a written notification requiring that written instructions be executed by more than one authorized person.

Householding
To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you want to receive multiple copies of these materials, you may call the Fund at 1-800-222-5852. You may notify the Fund in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after the Fund receives your request to stop householding.

Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify on a timely basis, we may close your account or take such other action as we deem appropriate.

Financial Statements
Shareholders will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement that is unaudited.

22 FUND ACCOUNT INFORMATION	Principal Investors Fund
1-800-222-5852

PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

Principal Investors Fund	PORTFOLIO HOLDINGS INFORMATION 23
www.principal.com

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).

The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-222-5852.

24 FINANCIAL HIGHLIGHTS	Principal Investors Fund
1-800-222-5852

Financial Highlights
Principal Investors Fund, Inc.
Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
MONEY MARKET FUND
Class J shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.04	0.04	0.02	–	–

Total From Investment Operations	0.04	0.04	0.02	–	–
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.02)	–	–

Total Dividends and Distributions	(0.04)	(0.04)	(0.02)	–	–

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	4.46%	3.82%	1.79%	0.08%	0.06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$186,246	$157,486	$143,460	$132,551	$95,332
Ratio of Expenses to Average Net Assets	0.98%	1.11%	1.15%	1.17%	1.21%
Ratio of Gross Expenses to Average Net Assets(c)	–%	1.11%	1.15%	1.43%	1.54%
Ratio of Net Investment Income to Average Net Assets	4.37%	3.76%	1.78%	0.09%	0.04%

(a)	Calculated based on average shares outstanding during the period.

(b)	Total return is calculated without the contingent deferred sales charge.

(c)	Reflects Manager’s contractual expense limit.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi-annual reports can be obtained free of charge by writing Principal Funds, P.O. Box 55904, Boston, MA 02205. In addition, the Fund makes its Statement of Additional Information and annual and semi-annual reports available, free of charge, on our website at www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-222-5852.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

Principal Investors Fund	ADDITIONAL INFORMATION 25
www.principal.com

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above in the Fund’s description. Each of these risks is summarized below. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Eurodollar and Yankee Obligations Risk
Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that a foreign government will not let U.S. dollar-denominated assets leave the country, the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks, and adverse political or economic developments will affect investments in a foreign country.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and

26 APPENDIX A	Principal Investors Fund
1-800-222-5852

down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Principal Investors Fund	APPENDIX A 27
www.principal.com

APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance table included in the prospectus provides performance information of an index. This index is described in this appendix. An investment cannot be made directly in the index and the index’s performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the index.

Lehman Brothers U.S. Treasury Bellwethers 3 Month Index is composed of public obligations of the U.S. Treasury with a maturity of three months.

28 APPENDIX B	Principal Investors Fund
1-800-222-5852

SUPPLEMENT DATED MARCH 31, 2008
TO THE PROSPECTUSES FOR PRINCIPAL INVESTORS FUND, INC.
DATED FEBRUARY 29, 2008
This supplement updates information currently in the prospectus. Not every fund listed in this supplement is available in each share class.

Effective March 10, 2008, Principal Funds Distributor has been designated as a co-distributor, with Princor Financial Services Corporation, for the Institutional, J, Advisors Select, Advisors Preferred, Advisors Signature, Select, and Preferred share classes of Principal Investors Fund.
Use of the term “distributor” throughout the prospectuses for these share classes includes both Principal Funds Distributor and Princor Financial Services Corporation.

Disciplined LargeCap Blend Fund
On or about May 1, 2008, Principal Global Investors, LLC (“PGI”) will begin implementing a cash equitization program for the Disciplined LargeCap Blend Fund as described below. Scott W. Smith and Dirk Laschanzky will share the portfolio management of the cash equitization program.
Daily cash flows received as a direct result of transactions (purchases and redemptions) placed by shareholders will be held in the Fund’s “cash buffer.” PGI will invest the Fund’s cash buffer and portfolio cash in S&P 500 Index futures contracts that have an aggregate nominal value equal to the value of the Fund’s cash buffer and portfolio cash (i.e., no leverage employed). Principal believes that, over the long term, this strategy will enhance the investment performance of the Fund.

Equity Income Fund I
Effective March 31, 2008, David W. Simpson became a portfolio manager for this Fund along with Joseph T. Suty for Edge Asset Management, Inc.
David W. Simpson, CFA. Mr. Simpson is a portfolio manager at Edge. Prior to joining Edge in 2003, he was chief investment officer and managing director for Summit Capital Management. Mr. Simpson received an MBA in finance from the University of Wisconsin and a bachelor’s degree from the University of Illinois. He has earned the right to use the Chartered Financial Analyst designation.

Government & High Quality Bond Fund
Effective March 11, 2008, Bryan C. Davis replaced Lisa A. Stange as a portfolio manager for the Fund for Principal Global Investors, LLC. Brad Fredericks remains as a portfolio manager for this fund.
Bryan C. Davis, CFA. Mr. Davis is a senior trader/research analyst for Principal Global Investors. He is responsible for trading mortgage-backed securities and developing investment strategies related to mortgages and derivatives. Mr. Davis joined the firm in 1993 as a servicing valuation director for Principal Residential Mortgage. He then became the director of servicing hedging in 2002 before moving into his current position in 2004. Mr. Davis received a bachelor’s degree in finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

High Yield Fund II, Income Fund, and MidCap Stock Fund
Effective January 1, 2008, Mr. Coleman and Mr. Pokrzywinski had title changes as described below. Mr. Friedl’s corrected biography appears below. These funds are sub-advised by Edge Asset Management, Inc.
Daniel R. Coleman. Mr. Coleman, Managing Director, Chief Investment Officer, manages all investment operations at Edge. Mr. Coleman has had primary responsibility for the day-to-day management of the predecessor Mid Cap Stock Fund since December 2001. Mr. Coleman joined Edge in October 2001. Prior to that he was Vice President and Senior Manager of Business Development at InfoSpace, Inc./Go2Net from 2000 to 2001, and Member and General Partner of Brookhaven Capital Management LLC/Clyde Hill Research from 1989 until 2000. Mr. Coleman received an MBA from New York University and a bachelor’s degree in finance from the University of Washington.
John R. Friedl, CFA. Mr. Friedl, Portfolio Manager, has been responsible for the day-to-day management of the Income Fund since January 1, 2008. Prior to that, Mr. Friedl had served as co-manager of the predecessor Income Fund with Gary Pokrzywinski since March 2005. He has been employed as an investment professional at Edge since August 1998. Mr. Friedl received a master’s degree in finance from Seattle University and a bachelor’s degree in communications and finance from the University of Washington. He has earned the right to use the Chartered Financial Analyst designation.

Gary Pokrzywinski, CFA. Mr. Pokrzywinski, Managing Director, Head of Fixed Income, leads a team of investment professionals that is responsible for the management of the Fixed-Income Funds for which Edge serves as sub-advisor (Income, Mortgage Securities, Short-Term Income and High Yield II). Mr. Pokrzywinski has been responsible for the day-to-day management of the predecessor High Yield Fund since April 1998. Mr. Pokrzywinski also served as co-manager of the predecessor Income Fund with John Friedl between March 2005 and January 2008. He served as the Income Fund’s primary portfolio manager from 1992 until 2005. Mr. Pokrzywinski has been employed at Edge since 1992. He received a bachelor’s degree in finance and management information systems from the University of Wisconsin. Mr. Pokrzywinski has earned the right to use the Chartered Financial Analyst designation and is a member of the Seattle Investment Society and the Association for Investment Management and Research.

International Growth Fund
Principal Global Investors, LLC (“PGI”) is the Sub-Advisor to the International Growth Fund. Steven Larson and John Pihlblad share portfolio management responsibilities for this fund.
Steven Larson, CFA. Mr. Larson is a portfolio manager for PGI. He is responsible for co-managing PGI’s international growth portfolio as well as covering the utilities sector for core international portfolios. Prior to joining the firm in 2001, he led the investment management review and portfolio analysis process for the $80 billion Wells Fargo fund family. He earned an MBA in Finance from the University of Minnesota and a Bachelor’s degree from Drake University. He has earned the right to use the Chartered Financial Analyst designation.
John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Partners LargeCap Blend Fund I
Effective March 6, 2008, Melissa R. Brown no longer serves as a portfolio manager for the Fund. Andrew Alford, Mark Carhart, and Robert C. Jones remain as portfolio managers for Goldman Sachs Asset Management, L.P.

PARTNERS SMALLCAP VALUE FUND II
Effective March 29, 2008, Stephen A. Clark became a portfolio manager for this Fund along with Robert T. Deere for Dimensional Fund Advisors (“DFA”). Vaughan Nelson Investment Management, LP, the other sub-advisor for this fund, did not have any portfolio manager changes.
Stephen A. Clark. Mr. Clark is a Senior Portfolio Manager and Vice President of DFA and chairman of the Investment Committee. He joined DFA in 2001 and has been responsible for the portfolio management group since January 2006. He earned an MBA from the University of Chicago and a BS from Bradley University.

Principal LifeTime Funds
Effective March 31, 2008, David M. Blake and Tim Dunbar became portfolio managers for the Principal LifeTime Funds along with Dirk Laschanzky for Principal Global Investors, LLC. Messrs. Blake, Dunbar, and Laschanzky operate as a team, sharing authority and responsibility for asset allocation services with no limitation on the authority of one portfolio manager in relation to another. James Fennessey, Michael Finnegan, and Randy Welch continue as portfolio managers for Principal Management Corporation.
Tim Dunbar. Mr. Dunbar is executive director and head of equities for Principal Global Investors. In this capacity, he oversees the business management and strategic direction of the firm’s equity group on a global basis. He joined the firm in 1986 and has held a wide range of investment management roles and has been a member of the Principal Global Investors senior management team for nearly five years. Most recently, he was responsible for overseeing asset management merger and acquisition activities. Mr. Dunbar received a bachelor’s degree from Iowa State University.
David M. Blake, CFA. Mr. Blake is the executive director and chief investment officer of fixed income for Principal Global Investors. Prior to joining Principal Global Investors in 2000, he was a senior portfolio manager for Boatmen’s Capital Management, a subsidiary of Bank of America, where he began his career in 1989. Mr. Blake received both an MBA and a bachelor’s degree from Saint Louis University. He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

There has been a revision to a category listed within “Purchase Without an Initial Sales Charge (Class A Shares)” (Class A, B, and C shares prospectus, page 172). A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:
•	by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations; provided, however, that the third party administrator or other service provider the sponsor of the retirement or benefit plan employs utilizes a system for processing purchases of shares that will accommodate waiver of the Fund’s sales charge.

PRINCIPAL INVESTORS FUND, INC.
Effective June 13, 2008, this fund will be known as Principal Funds, Inc.

FUNDS
Bond & Mortgage Securities Fund
LargeCap Value Fund
Principal LifeTime Strategic Income Fund
Principal LifeTime 2010 Fund
Principal LifeTime 2020 Fund
Principal LifeTime 2030 Fund
Principal LifeTime 2040 Fund
Principal LifeTime 2050 Fund

SELECT CLASS SHARES
Effective June 13, 2008, this Class will be known as R-4.

The date of this Prospectus is February 29, 2008.

As with all mutual funds, neither the Securities and Exchange Commission (“SEC”) nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

2	Principal Investors Fund
1-800-547-7754

RISK/RETURN SUMMARY

Principal Investors Fund, Inc. (the “Fund” or “PIF” together, the “Funds”) offers many investment portfolios. Princor Financial Services Corporation* (“Princor”) is the Fund’s principal underwriter for Select Class shares. Principal Management Corporation* (“Principal”), the manager of each of the Funds, seeks to provide a broad range of investment approaches through the Principal Investors Fund. Principal Investors Funds, Inc. will be changing its name to Principal Funds, Inc. effective June 13, 2008. Principal has selected a Sub-Advisor for each Fund based on the Sub-Advisor’s experience with the investment strategy for which it was selected. Principal has selected Principal Global Investors, LLC* to sub-advise the funds offered through this prospectus.

* Principal Management Corporation; Principal Global Investors, LLC; Princor Financial Services Corporation; and Spectrum Asset Management, Inc. are affiliates of Principal Life Insurance Company and with it are subsidiaries of Principal Financial Group, Inc. and members of the Principal Financial Group®.

Through this prospectus, the Funds offer one class of shares, which may be purchased through retirement plans. Such plans may impose fees in addition to those charged by the Funds. The services available to you may vary depending upon how you wish to purchase shares of the Fund.

In the description for each Fund, there is important information about the Fund’s:

Main Strategies and Risks
These sections describe each Fund’s investment objective and summarize how each Fund intends to achieve its investment objective. The Board of Directors may change a Fund’s objective or investment strategies without a shareholder vote if it determines such a change is in the best interests of the Fund. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will meet its objective.

The sections also describe each Fund’s primary investment strategies (including the type or types of securities in which the Fund invests), any policy of the Fund to concentrate in securities of issuers in a particular industry or group of industries and the main risks associated with an investment in the Fund. A fuller discussion of risks appears later in the Prospectus under the caption “Certain Investment Strategies and Related Risks.”

Each Fund may invest up to 100% of its assets in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions as more fully described under the caption “Certain Investment Strategies and Related Risks–Temporary Defensive Measures.”

Each Fund is designed to be a portion of an investor’s portfolio. None of the Funds is intended to be a complete investment program. Investors should consider the risks of each Fund before making an investment and be prepared to bear investment losses during periods of adverse market conditions. The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated as to each Fund in the Fund’s description. In addition to the risks identified in each Fund’s description, each of the Funds is also subject to credit and counterparty risk, liquidity risk, management risk and market risk. Each Fund is also subject to underlying fund risk to the extent that a Principal LifeTime Fund or SAM Portfolio invests in the Fund. These risks, and each of the other principal risks, are more fully explained in Appendix A to this prospectus.

Investment Results
A bar chart and a table are included with each Fund that has annual returns for a full calendar year. They show the Fund’s annual returns and its long-term performance. The chart shows how the Advisors Select Class’s performance has varied from year-to-year. The table compares the Fund’s performance over time to that of:

•	a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an

Principal Investors Fund	RISK/RETURN SUMMARY 3
www.principal.com

investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.) and

•	an average of the performance of a group of mutual funds with a similar investment objective and management style (The averages used are prepared by independent statistical services.).

Performance for classes of shares for periods prior to the date on which a Fund’s oldest share class began operations (as indicated in the tables on the following pages) is based on the performance of the oldest share class of the Fund, adjusted to reflect the expenses of the share class shown. The adjustments result in performance (for the period prior to the effective date of the share class shown) that is no higher than the historical performance of the oldest share class.

A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Fees and Expenses
The annual operating expenses for each Fund are deducted from that Fund’s assets (stated as a percentage of Fund assets). A Fund’s operating expenses are shown with each Fund. A discussion of the fees is found in the section of the Prospectus titled “The Costs of Investing.”
The examples are intended to help investors compare the cost of investing in a particular Fund with the cost of investing in other mutual funds.

NOTES:

•	No salesperson, dealer or other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations not contained in this prospectus may not be relied upon as having been made by the Principal Investors Fund, a Fund, Principal, any Sub-Advisor, or Princor.

Effective June 13, 2008, the Select share class will be known as R4.

4 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

Bond & Mortgage Securities Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks to provide current income.

Investor Profile:	The Fund may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

Main Strategies and Risks
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor’s Rating Service (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”). The Fund considers the term “bond” to mean any debt security. Under normal circumstances, the Fund invests in:

•	securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;

•	mortgage-backed securities representing an interest in a pool of mortgage loans;

•	debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody’s or, if not rated, in the opinion of PGI of comparable quality; and

•	securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Fund’s assets may be invested in:

•	common and preferred stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or

•	securities rated less than the four highest grades of S&P or Moody’s (i.e. less than investment grade (commonly known as “junk bonds”)) but not lower than CCC-(S&P) or Caa3 (Moody’s).

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions. PGI may, but is not required to, use derivative instruments (“derivatives”) for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options, futures, swaps, and forward currency agreements. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund, to replace more traditional direct investments, or to obtain exposure to certain markets.

The Fund may actively trade securities in an attempt to achieve its investment objective.

During the fiscal year ended October 31, 2007, the average ratings of the Fund’s assets, based on market value at each month-end, were as follows (all ratings are by Moody’s):

65	.64% in securities rated Aaa 4.50% in securities rated Aa 7.94% in securities rated A	13	.10% in securities rated Baa 4.40% in securities rated Ba 4.12% in securities rated B	0	.22% in securities rated Caa 0.07% in securities rated Ca 0.01% in securities rated C

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Fixed-Income Securities

•	Active Trading Risk

•	Municipal Securities Risk

•	U.S. Government Sponsored Securities Risk

•	Prepayment Risk

•	Derivatives Risk

•	High Yield Securities Risk

•	Securities Lending Risk

•	U.S. Government Securities Risk

•	Portfolio Duration Risk

•	Underlying Fund Risk

Principal Investors Fund	RISK/RETURN SUMMARY 5
www.principal.com

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calender Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q3 ’01	4.02%
Lowest return for a quarter during the period of the bar chart above:	Q2 ’04	-2.50%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	2.69	3.50	4.97
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.81
Morningstar Intermediate-Term Bond Category Average*	4.70	4.07	4.99

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

6 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Select
For the year ended October 31, 2007	Class
Management Fees	0.52%
12b-1 Fees	0.10
Other Expenses*	0.28

Total Annual Fund Operating Expenses	0.90%
*Other Expenses which include:
Service Fee	0.15%
Administrative Service Fee	0.13

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Select Class	92	287	498	1,108

Principal Investors Fund	RISK/RETURN SUMMARY 7
www.principal.com

LargeCap Value Fund

Sub-Advisor(s):	Principal Global Investors, LLC (“PGI”)

Objective:	The Fund seeks long-term growth of capital.

Investor Profile:	The Fund may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

Main Strategies and Risks
The Fund invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000® Value Index, which as of December 31, 2007 ranged between approximately $0.5 billion and $527.8 billion) at the time of purchase. Market capitalization is defined as total current market value of a company’s outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of PGI, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Fund are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:

•	determination that a stock is selling below its fair market value;
•	early recognition of changes in a company’s underlying fundamentals;
•	evaluation of the sustainability of fundamental changes; and
•	monitoring a stock’s behavior in the market to assess the timeliness of the investment.

The equity investment philosophy of PGI, the Sub-Advisor, is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. PGI focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuation. To maximize stock selection skills as the primary driver of relative performance, PGI leverages technology in its research-driven approach and neutralizes unintended portfolio risks.

PGI focuses its stock selections on established companies that it believes have improving business fundamentals. PGI constructs a portfolio that is “benchmark aware” in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Among the principal risks (defined in Appendix A) of investing in the Fund are:

•	Equity Securities Risk
•	Underlying Fund Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Active Trading Risk
•	Foreign Securities Risk
•	Securities Lending Risk
•	Market Segment (LargeCap) Risk
•	Value Stock Risk

8 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

PGI has been the Fund’s Sub-Advisor since December 6, 2000.

The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	15.08%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-15.16%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	-0.10	12.22	5.65
Russell 1000 Value Index*	-0.17	14.63	6.74
Morningstar Large Value Category Average*	1.42	13.16	5.13

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on December 6, 2000. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Advisors Preferred Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Advisors Preferred Class shares.

*	Lifetime results are measured from the date the Advisors Preferred Class shares were first sold (December 6, 2000).

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 9
www.principal.com

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets

Select
For the year ended October 31, 2007	Class
Management Fees	0.44%
12b-1 Fees	0.10
Other Expenses*	0.28

Total Annual Fund Operating Expenses	0.82%
*Other Expenses Includes:
Service Fee	0.15%
Administrative Service Fee	0.13

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

	Number of years you own your shares
	1	3	5	10
Select Class	84	262	455	1,014

10 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

Principal LifeTime Funds

Principal Investors Fund, Inc. offers Funds that are designed to meet the needs of an investor who wants an investment option that is suited to the investor’s particular investment time horizon and who tends to be more accepting of risk in the early years of his or her time horizon and becomes more risk-averse as he or she nears the investment goal (for example, retirement or saving for college). Professional investment advisers manage the Funds to align, over time, underlying investments with the changing risk tolerance of the investor. These Funds are sometime referred as “target date funds.” The target date Funds offered by the Fund through this prospectus are: Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, and Principal LifeTime Strategic Income (the “Principal LifeTime Funds”).

Objective:	The investment objective of each of the Principal LifeTime 2010, 2020, 2030, 2040, 2050, and Funds is to seek a total return consisting of long-term growth of capital and current income.

The investment objective of the Principal LifeTime Strategic Income Fund is to seek current income.

Main Strategies and Risks
To pursue its goal, each Principal LifeTime Fund invests in other Principal Funds (the “underlying funds”) that Principal and Principal Global Investors, LLC (“PGI”), the Fund’s Sub-Advisor, consider appropriate based on the remaining time horizon of a particular Principal LifeTime Fund and the expected risk tolerance of those investors who have chosen that time horizon. Each of the Principal LifeTime Funds may invest in any of the Institutional Class shares of the equity funds or fixed-income funds of Principal Investors Fund, at the sub-advisors discretion. The underlying funds provide each Fund with exposure to a broad range of asset classes, including domestic and foreign equity and fixed-income securities. In the case of Principal LifeTime Strategic Income Fund, most of the Fund’s assets are invested in underlying funds which are intended primarily to give the Fund broad exposure to income-producing securities through their investments in fixed-income securities, “hybrid” securities (such as real estate securities and preferred securities, which may produce current income as well as capital gains) and dividend generating domestic and foreign stocks.

Both Principal and PGI provide investment advisory services to the Principal LifeTime Funds. Principal has hired PGI to develop, implement, and monitor the strategic or long-term asset class targets and target ranges for each Principal LifeTime Fund. PGI is also responsible for employing an active rebalancing strategy which is designed to identify asset classes that appear attractive or unattractive over the short term.

After PGI sets the percentage of Fund assets to be allocated to a particular asset class, Principal selects the underlying funds for each asset class and the target weights for each underlying fund. Shifts in asset class targets or underlying funds may occur in response to the normal evaluative processes of PGI and Principal, the shortening time horizon of a Fund or market forces or Fund circumstances which indicate that changes in allocations may be appropriate. Principal may, at any time, add, remove, or substitute underlying funds in which a Principal LifeTime Fund invests.

In selecting underlying funds and target weights, Principal considers, among other things, quantitative measures, such as past performance, expected levels of risk and returns, expense levels, diversification of existing funds, and style consistency. In addition, qualitative factors such as organizational stability, investment experience, consistency of investment process, risk management processes, and information, trading, and compliance systems of the underlying fund’s Sub-Advisor are also evaluated. There are no minimum or maximum percentages of assets that a Principal LifeTime Fund must invest in a specific asset class or underlying fund. Principal determines whether to use cash flows or asset transfers or both to achieve the target weights established from time to time for underlying funds. Principal monitors the performance of the Sub-Advisor of each underlying fund relative to that fund’s appropriate benchmark and peer group.

Principal Investors Fund	RISK/RETURN SUMMARY 11
www.principal.com

Over time, PGI intends to gradually shift the asset allocation targets of each Principal LifeTime Fund (other than the Principal LifeTime Strategic Income Fund) to accommodate investors progressing from asset accumulation years to income-generation years. It is expected that, within 10 to 15 years after its target year, a Principal LifeTime Fund’s underlying fund allocation will match that of the Principal LifeTime Strategic Income Fund. At that time the Principal LifeTime Fund may be combined with the Principal LifeTime Strategic Fund if the Board of Directors determines that the combination is in the best interests of Fund shareholders.

There can be no assurance that any Principal LifeTime Fund will achieve its investment objective. The net asset value of each of the Principal LifeTime Fund’s shares is affected by changes in the value of the securities it owns. The Fund’s performance is directly related to the performance of the underlying funds. The ability of each Principal LifeTime Fund to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives.

The broad diversification of each Principal LifeTime Fund is designed to cushion severe losses in any one investment sector and moderate the Fund’s overall price swings. However, the Fund’s share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of a Principal LifeTime Fund’s assets rise or fall, the Fund’s share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Each Principal LifeTime Fund is subject to the particular risks of the underlying funds in the proportions in which the Fund invests in them.

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in stocks, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Equity Securities Risk
•	Derivatives Risk
•	Active Trading Risk
•	Growth Stock Risk
•	Market Segment (LargeCap) Risk
•	Underlying Fund Risk
•	Value Stock Risk
•	Exchange Rate Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest primarily in bonds or other forms of fixed-income securities, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Fixed-Income Risk
•	U.S. Government Securities Risk
•	Municipal Securities Risk
•	U.S. Government Sponsored Securities Risk
•	Portfolio Duration Risk
•	High Yield Securities Risk

The greater the investment by each Principal LifeTime Fund in Funds that invest in foreign investments, the greater the potential exposure to the following risks (as defined in Appendix A):

•	Foreign Securities Risk
•	Market Segment Risk
•	Exchange Rate Risk
•	Derivatives Risk
•	Small Company Risk

Each Principal LifeTime Fund is also subject to the following risks:

Securities Lending Risk (as defined in Appendix A).

Payment In Kind Liquidity Risk. Under certain circumstances, an underlying fund may determine to pay a redemption request by a Principal LifeTime Fund wholly or partly by a distribution-in-kind of securities from its portfolio, instead of cash. In such cases, the Principal LifeTime Funds may hold portfolio securities until Principal determines that it is appropriate to dispose of such securities.

Conflict of Interest Risk. The officers, directors, Principal, Sub-Advisor, Distributors, and transfer agent of the Principal LifeTime Funds serve in the same capacities for the underlying funds. Conflicts may arise as these persons and companies seek to fulfill their responsibilities to the Principal LifeTime Funds and the underlying funds. Because Principal and its affiliated companies earn different fees from the underlying funds in which the Principal LifeTime Funds invest, there may be a conflict between the interests of the Principal LifeTime Funds and the economic interests of Principal and its affiliates.

12 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

PGI has provided investment advice to each Principal LifeTime Fund since its inception.

As of October 31, 2007, each Principal LifeTime Fund’s assets were allocated among the underlying funds as identified in the table below.

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund

Bond S Mortgage Securities Fund	25.62%	18.78%	10.32%	4.65%	1.90%	42.84%

Disciplined LargeCap Blend Fund	9.41%	11.37%	12.37%	12.57%	12.45%	3.78%

High Yield Fund	2.01%	2.86%	3.29%	3.56%	3.65%	—

High Yield Fund II	0.65%	0.83%	0.91%	0.95%	1.00%	—

Inflation Protection Fund	3.40%	—	—	—	—	13.00%

International Emerging Markets Fund	2.93%	3.94%	4.52%	5.07%	5.10%	—

International Growth Fund	9.13%	11.60%	13.31%	14.34%	15.10%	4.14%

LargeCap Growth Fund	4.28%	5.14%	6.21%	6.74%	7.26%	2.02%

LargeCap Value Fund	2.54%	3.09%	3.79%	4.24%	4.46%	1.55%

Partners International Fund	5.16%	6.23%	7.17%	7.82%	7.86%	2.48%

Partners LargeCap Blend Fund I	4.94%	5.78%	6.25%	6.61%	6.51%	2.33%

Partners LargeCap Growth Fund I	4.26%	5.65%	6.50%	7.65%	7.97%	1.64%

Partners LargeCap Value Fund	2.47%	3.15%	3.57%	4.20%	4.40%	1.67%

Partners LargeCap Value Fund I	2.57%	3.24%	3.83%	4.26%	4.65%	—

Partners MidCap Growth Fund	—	1.43%	1.76%	1.84%	1.96%	—

Partners MidCap Value Fund I	—	1.12%	1.51%	1.59%	1.68%	—

Partners SmallCap Growth Fund I	—	—	1.16%	1.49%	1.88%	—

Partners SmallCap Growth Fund III	1.55%	1.92%	1.62%	1.69%	1.77%	—

Partners SmallCap Value Fund I	—	—	0.96%	1.30%	1.64%	—

Preferred Securities Fund	6.21%	5.22%	4.23%	3.23%	2.67%	6.59%

Real Estate Securities Fund	5.82%	4.81%	3.93%	3.38%	3.40%	4.36%

SmallCap S&P 600 Index Fund	2.37%	2.11%	1.32%	1.29%	1.09%	1.65%

SmallCap Value Fund	1.40%	1.73%	1.47%	1.53%	1.60%	—

Ultra Short Bond Fund	3.28%	—	—	—	—	11.95%

Total	100.00%	100.00%	100.00%	100.00%	100.00%	100.00%

Historical Performance
The following bar charts and tables show the historical investment performance of each Principal LifeTime Fund. The bar chart for each Fund shows how the Fund’s total return has varied year-by-year, and the table for the Fund shows the performance of its shares over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). This information may help provide an indication of the risks of investing in the Fund. A Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Each Fund’s investment return is net of the operating expenses of each of the underlying funds.

Principal Investors Fund	RISK/RETURN SUMMARY 13
www.principal.com

Principal LifeTime Strategic Income Fund

Principal Investment Strategies
The Fund invests in underlying fixed-income funds, but also invests in underlying equity and hybrid funds according to an asset allocation strategy designed for investors seeking current income from their investment.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	6.94%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-3.54%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	1.44	7.75	5.52
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime Strategic Income Blended Index*(2)	7.06	8.37	5.78
Morningstar Target-Date 2000-2014 Category Average*	5.22	7.33	5.05

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 19.0% Russell 3000 Index, 6.0% MSCI EAFE NDTR-D Index, and 75.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

14 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2010 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	8.50%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-5.56%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	3.32	9.78	6.41
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2010 Blended Index*(2)	6.95	9.77	6.15
Morningstar Target-Date 2000-2014 Category Average*	5.22	7.33	5.05

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 41.9% Russell 3000 Index, 15.1% MSCI EAFE NDTR-D Index, and 43.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 40.9% Russell 3000 Index, 14.6% MSCI EAFE NDTR-D Index, and 44.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 15
www.principal.com

Principal LifeTime 2020 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	10.12%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-7.78%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	4.88	11.64	7.24
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2020 Blended Index*(2)	6.92	11.31	6.63
Morningstar Target-Date 2015-2029 Category Average*	6.05	10.44	5.80

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 51.1% Russell 3000 Index, 19.4% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 50.4% Russell 3000 Index, 19.1% MSCI EAFE NDTR-D Index, and 30.5% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

16 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2030 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	11.35%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-10.11%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years		Life of Fund
Select Class	5.88	13.00	(1)	7.53	(1)
S&P 500 Index*	5.49	12.83		4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42		5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59		9.83
Russell 3000 Index*(2)	5.14	13.63		5.05
Principal LifeTime 2030 Blended Index*(3)	6.86	12.24		6.75
Morningstar Target-Date 2030+ Category Average*	6.54	12.61		6.03

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	During 2003, the Select Class experienced a significant redemption of shares. Because the reamaining shareholders held relatively small positions, the total returns shown in the table for 5 years and Life of Fund are greater than they would have been without the redemption.

(2)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(3)	The weightings for this blended index as of March 31, 2007, were 57.3% Russell 3000 Index, 22.5% MSCI EAFE NDTR-D Index, and 20.2% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 56.7% Russell 3000 Index, 22.3% MSCI EAFE NDTR-D Index, and 21.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 17
www.principal.com

Principal LifeTime 2040 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	12.38%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-12.12%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	6.60	13.18	7.48
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2040 Blended Index*(2)	6.79	13.12	6.89
Morningstar Target-Date 2030+ Category Average*	6.54	12.61	6.03

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 61.8% Russell 3000 Index, 24.7% MSCI EAFE NDTR-D Index, and 13.5% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 61.4% Russell 3000 Index, 24.6% MSCI EAFE NDTR-D Index, and 14.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

18 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

Principal LifeTime 2050 Fund

Principal Investment Strategies
The Fund invests in underlying Principal domestic and foreign equity, hybrid, and fixed-income funds according to an asset allocation strategy designed for investors having an investment time horizon comparable to that of the Fund. The Fund’s asset allocation will become more conservative over time.

Performance
The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns (%) as of 12/31 each year (Advisors Select Shares)

Highest return for a quarter during the period of the bar chart above:	Q2 ’03	13.36%
Lowest return for a quarter during the period of the bar chart above:	Q3 ’02	-14.90%

Average Annual Total Returns (%)

For the period ended December 31, 2007	Past 1 Year	Past 5 Years	Life of Fund
Select Class	6.67	13.84	6.96
S&P 500 Index*	5.49	12.83	4.31
Lehman Brothers Aggregate Bond Index*	6.97	4.42	5.57
MSCI EAFE (Europe, Australia, Far East) Index — NDTR-D*	11.17	21.59	9.83
Russell 3000 Index*(1)	5.14	13.63	5.05
Principal LifeTime 2050 Blended Index*(2)	6.80	14.08	6.99
Morningstar Target-Date 2030+ Category Average*	6.54	12.61	6.03

Index performance does not reflect deductions for fees, expenses or taxes.

The Advisors Signature Class shares were first sold on November 1, 2004. The other classes were first sold on March 1, 2001. For periods prior to the date on which the Advisors Signature Class began operations, its returns are based on the performance of the Fund’s Institutional Class shares adjusted to reflect the fees and expenses of the Advisors Signature Class. The adjustments result in performance (for the periods prior to the date the Advisors Signature began operations) that is no higher than the historical performance of the Institutional Class shares.

*	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).

(1)	The Manager and portfolio manager believe the Russell 3000 Index is a better representation of the universe of investment choices open to the Fund under its investment philosophy than the S&P 500 Index. The S&P 500 Index is also shown.

(2)	The weightings for this blended index as of March 31, 2007, were 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index. Effective March 31, 2008, the weightings for this blended index will be 64.2% Russell 3000 Index, 25.8% MSCI EAFE NDTR-D Index, and 10.0% Lehman Brothers Aggregate Bond Index.

For further information about the Fund’s performance, see “Risk/Return Summary-Investment Results.”

Principal Investors Fund	RISK/RETURN SUMMARY 19
www.principal.com

Fees and Expenses of the Principal LifeTime Funds
The following table shows the operating expenses (expressed as a percentage of average daily net assets) incurred by the Advisors Select, Advisors Preferred, Advisors Signature, Preferred and Select Class shares of the Principal LifeTime Funds during the fiscal year ended October 31, 2007. The table also shows the estimated amount of expenses (expressed as a percentage of average daily net assets) indirectly incurred by the Principal LifeTime Funds through their investments in the underlying funds based on expenses of the underlying funds for the fiscal year ended October 31, 2007.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets) as a Percentage of Average Daily Net Assets*

Select Class Shares
							Principal
	Principal	Principal	Principal	Principal	Principal		LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime		Strategic
	2010	2020	2030	2040	2050		Income
For the year ended October 31, 2007	Fund	Fund	Fund	Fund	Fund(1)		Fund(1)
Management Fees	0.1225%	0.1225%	0.1225%	0.1225%	0.1225%		0.1225%
12b-1 Fees	0.1000	0.1000	0.1000	0.1000	0.1000		0.1000
Other Expenses*	0.2800	0.2800	0.2800	0.2800	0.2900		0.2900

Total Gross Operating Fees and Expenses	0.5025%	0.5025%	0.5025%	0.5025%	0.5125	%(1)	0.5125	%(1)
Acquired Fund (Underlying Fund) Operating Expenses	0.6500	0.7000	0.7300	0.7500	0.7600		0.5500

Total Annual Fund Operating Expenses	1.1525%	1.2025%	1.2325%	1.2525%	1.2725%		1.0625%
* Other Expenses Includes:
Service Fee	0.15%	0.15%	0.15%	0.15%	0.15%		0.15%
Administrative Service Fee	0.13	0.13	0.13	0.13	0.13		0.13

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have increased effective February 29, 2008.

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether you redeem or continue to hold the shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although our actual costs may be higher or lower, based on these assumptions your costs would be:

Select Class Shares
	Number of years you own your shares
	1	3	5	10
Principal LifeTime 2010 Fund	$117	$366	$634	$1,400
Principal LifeTime 2020 Fund	$123	$382	$661	$1,457
Principal LifeTime 2030 Fund	$126	$391	$677	$1,491
Principal LifeTime 2040 Fund	$128	$397	$688	$1,514
Principal LifeTime 2050 Fund	$130	$404	$698	$1,537
Principal LifeTime Strategic Income Fund	$108	$338	$586	$1,297

20 RISK/RETURN SUMMARY	Principal Investors Fund
1-800-547-7754

THE COSTS OF INVESTING

Fees and Expenses of the Funds
The shares of the Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of the Funds purchased with reinvested dividends or other distributions..

Ongoing Fees
Ongoing fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Principal LifeTime Fund, as a shareholder in the underlying funds, bears its pro rata share of the operating expenses incurred by each underlying fund. The investment return of each Principal LifeTime Fund is net of the underlying funds’ operating expenses.

Each Fund pays ongoing fees to Principal and others who provide services to the Fund. These fees include:

•	Management Fee — Through the Management Agreement with the Fund, Principal has agreed to provide investment advisory services and corporate administrative services to the Funds.
•	Distribution Fee — Each of the Funds has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940. Under the plan, the Advisors Select, Advisors Signature, Advisors Preferred, and Select classes of each Fund pay a distribution fee based on the average daily net asset value (NAV) of the Fund. These fees pay distribution and other expenses for the sale of Fund shares and for services provided to shareholders. Over time, these fees may exceed other types of sales charges.
•	Service Fee — Principal has entered into a Services Agreement with the Fund under which Principal performs personal services for shareholders.
•	Administrative Service Fee — Principal has entered into an Administrative Services Agreement with the Fund under which Principal provides transfer agent and corporate administrative services to the Fund. In addition, Principal has assumed the responsibility for communications with and recordkeeping services for beneficial owners of Fund shares.
•	Other Expenses — A portion of expenses that are allocated to all classes of the Fund.

DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION

Each of the Funds has adopted a 12b-1 Plan for the Advisors Preferred, Advisors Select, Advisors Signature and Select Class shares of the Fund. Under the 12b-1 Plans, each Fund will make payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plan at the time the Board directs the implementation of the closure of the fund. Because Rule 12b-1 fees are ongoing fees, over time they will increase the cost of an investment in the Funds and may cost more than paying other types of sales charges.

The Distributor for all of the share classes of Principal Investors Fund described in this prospectus is Princor Financial Services Corporation, a wholly owned subsidiary of PFG. The term “Distributor” as used in this section refers to Princor Financial Services Corporation.

The maximum annual Rule 12b-1 distribution and/or service fee (as a percentage of average daily net assets) for the Select Class shares of the Funds is 0.10%.

Principal Investors Fund	THE COSTS OF INVESTING 21
www.principal.com

Payments to Investment Representatives and Their Firms. Financial intermediaries market and sell shares of the Funds. These financial intermediaries receive compensation from the Distributor and its affiliates for selling shares of the Funds and/or providing services to the Funds’ shareholders. Financial intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Investment Representatives who deal with investors are typically associated with a financial intermediary. The Distributor and its affiliates may fund this compensation from various sources, including any Rule 12b-1 Plan fee that the shareholder or the Funds pay to the Distributor. Individual Investment Representatives may receive some or all of the amounts paid to the financial intermediary with which he or she is associated.

Other Payments to Intermediaries. In addition to the commissions paid at the time of sale, ongoing payments, and the reimbursement of costs associated with education, training and marketing efforts, conferences, seminars, due diligence trip expenses, ticket charges, and other general marketing expenses, some or all of which will, in most cases, be paid to financial intermediaries (and, in turn, to your Investment Representative), the Distributor and its affiliates, at their expense, currently provide additional payments to financial intermediaries that sell shares of the Funds for distribution services. Although payments made to each qualifying financial intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year’s sales of Fund shares by that financial intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that financial intermediary over the year.

A number of factors are considered in determining the amount of these additional payments, including each financial intermediary’s Fund sales, assets, and redemption rates as well as the willingness and ability of the financial intermediary to give the Distributor access to its Investment Representatives for educational and marketing purposes. In some cases, financial intermediaries will include the Funds on a “preferred list.” The Distributor’s goals include making the Investment Representatives who interact with current and prospective investors and shareholders more knowledgeable about the Funds so that they can provide suitable information and advice about the Funds and related investor services.

Additionally, the Distributor will, in most cases, provide payments to reimburse directly or indirectly the costs incurred by these financial intermediaries and their associated Investment Representatives in connection with educational seminars and training and marketing efforts related to the Funds for the firms’ employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (“ticket”) charges, and general marketing expenses.

In connection with the purchase by Principal Management Corporation (“Principal”) of WM Advisors, Inc. (“WM Advisors”), the investment advisor to the WM Funds, and WM Advisors’ two subsidiaries, WM Funds Distributor, Inc. and WM Shareholder Services, Inc. (the “Transaction”), New American Capital, Inc. and its parent company Washington Mutual, Inc. (“WaMu”) have agreed to make certain contingent payments to Principal with respect to each of the first four years following the closing of the Transaction. Such payments must be made if aggregate management fee revenues to Principal and its affiliates from assets under management in funds and other financial products advised by Principal and its affiliates (including the funds covered by this prospectus) (collectively, the “Principal Products”) sold through WaMu and its affiliates (including WaMu Investments, a broker-dealer subsidiary of WaMu) fall below certain specified targets during any such year. This could result in up to $30 million being paid by WaMu or New American Capital, Inc. to Principal with respect to each of those four years following the closing of the Transaction. As a result, WaMu Investments (and/or it affiliates) will have an additional incentive to sell Principal Products following the closing of the Transaction.

If one mutual fund sponsor makes greater distribution assistance payments than another, your Investment Representative and his or her financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Investment Representative or his or her financial intermediary receives larger distribution assistance payments for one share class versus another, then they may have an incentive to recommend that share class.

22 DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION	Principal Investors Fund
1-800-547-7754

Please speak with your Investment Representative to learn more about the total amounts paid to your Investment Representative and his or her financial intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Investment Representative at the time of purchase.

As of March 1, 2007, the Distributor anticipates that the firms that will receive additional payments for distribution of the Funds (other than commissions paid at the time of sale, ongoing payments, and the reimbursement of cost associated with education, training and marketing efforts, conferences, ticket charges, and other general marketing expenses) include, but are not necessarily limited to, the following:

Advantage Capital Corporation	Mutual Service Corporation
A.G. Edwards & Sons, Inc.	National Financial Services Corp.
AIG Financial Advisors, Inc.	National Investors Corporation
American General Securities, Inc.	Oppenheimer & Co., Inc.
American Portfolios Financial Services, Inc.	Pacific Select Distributors, Inc.
Ameriprise Financial Services Corp.	Pershing
Associated Financial Group	ProEquities, Inc.
Charles Schwab & Co., Inc.	Prospera Financial Services, Inc.
Citigroup Global Markets, Inc.	Prudential Investment Management Services, LLC
Commonwealth Financial Network	Raymond James & Associates, Inc.
Farmers Financial Solutions, LLC	Raymond James Financial Services, Inc.
FFP Securities, Inc.	RBC Dain Rauscher, Inc.
FSC Securities Corporation	Robert W. Baird & Company, Inc.
G.A. Repple & Company	Royal Alliance Associates, Inc.
H. Beck, Inc.	Scottrade, Inc.
Investacorp, Inc.	Securities America, Inc.
Investment Advisors & Consultants, Inc.	Southwest Securities, Inc.
Janney Montgomery Scott, LLC	Triad Advisors, Inc.
Jefferson Pilot Securities Corporation	UBS Financial Services, Inc.
Lincoln Financial Advisors Corp.	United Planners’ Financial Services of America
Linsco/Private Ledger Corp.	Wachovia Securities, LLC
McDonald Investments, Inc.	WaMu Investments
Merrill Lynch, Pierce, Fenner & Smith Inc.	Waterstone Financial Group, Inc.
Morgan Stanley DW, Inc.

To obtain a current list of such firms, call 1-800-547-7754.

Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

Your financial intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the financial intermediary. You should ask your Investment Representative for information about any fees and/or commissions that are charged.

Retirement Plan Services. The Funds pay a Service Fee and Administrative Services Fee to Principal for providing services to retirement plan shareholders. Principal typically pays some or all of these fees to Principal Life Insurance Company, which has entered into an agreement to provide these services to the retirement plan shareholders. Principal may also enter into agreements with other intermediaries to provide these services, and pay some or all of the Fees to such intermediaries.

Principal Investors Fund	DISTRIBUTION PLANS AND INTERMEDIARY COMPENSATION 23
www.principal.com

Plan recordkeepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

The amounts paid to plan recordkeepers for recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Investment Representatives to recommend one fund complex over another or one class of shares over another.

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

This information in this section does not apply directly to the Principal LifeTime Funds except to the extent the Principal LifeTime Funds invest in securities other than shares of the Underlying Funds. The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Market Volatility. Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Although not a principal investment strategy, each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

24 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-547-7754

Each of the Funds may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve a risk of loss to the Fund if the counterparty should fail to return such securities to the Fund upon demand or if the counterparty’s collateral invested by the Fund declines in value as a result of the investment losses.

Bank Loans (also known as Senior Floating Rate Interests)
Some of the funds invest in bank loans. Bank loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral, and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Bank loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the bank loan. Bank loans are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Bank loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Bank loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentive for the Borrower to repay, prepayments of senior floating rate interests may occur.

Currency Contracts
The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Although not a principal investment strategy, each of the Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of the Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities
The Bond & Mortgage Securities Fund may invest in debt securities rated lower than BBB by S&P or Baa by Moody’s or, if not rated, determined to be of equivalent quality by Principal or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative. Each of the Principal LifeTime Funds may invest in underlying funds that may invest in such securities.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 25
www.principal.com

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Sub-Advisor thinks it is in the best interest of shareholders.

Real Estate Investment Trusts
The Funds may invest in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REITs are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code, and failing to maintain their exemptions from registration under the 1940 Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)
Certain of the Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

26 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-547-7754

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each of the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices, or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps, and credit default swaps) for both hedging and non-hedging purposes.

Generally, no Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

•	the risk that the underlying security, interest rate, market index, or other financial asset will not move in the direction the Sub-Advisor anticipated;
•	the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
•	the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund’s initial investment; and
•	the counterparty may fail to perform its obligations.

Exchange Traded Funds (ETFs)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase shares issued by an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although ETFs have management fees that increase their costs.

Convertible Securities
Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 27
www.principal.com

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing
The Funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

•	companies with their principal place of business or principal office outside the U.S;
•	companies for which the principal securities trading market is outside the U.S; and
•	companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, or currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

28 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-547-7754

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:

•	increased social, political, and economic instability;
•	a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
•	lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
•	foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
•	relatively new capital market structure or market-oriented economy;
•	the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
•	restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
•	possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Small and Medium Capitalization Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. The Bond & Mortgage Securities and LargeCap Value Funds may hold securities of small and medium capitalization companies but not as a principal investment strategy. The international funds invest in the securities of foreign corporations without regard to the market capitalizations of those companies. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Principal Investors Fund	CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS 29
www.principal.com

Temporary Defensive Measures
From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic, or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. government securities, preferred stocks, and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.

Fund of Funds
The performance and risks of each Principal LifeTime Fund directly corresponds to the performance and risks of the underlying funds in which the Fund invests. By investing in many underlying funds, the Principal LifeTime Funds have partial exposure to the risks of many different areas of the market. The more a Principal LifeTime Fund allocates to stock funds, the greater the expected risk.

Each Principal LifeTime Fund indirectly bears its pro-rata share of the expenses of the Underlying Funds in which it invests, as well as directly incurring expenses. Therefore, investment in a Principal LifeTime Fund may be more costly than investing directly in shares of the Underlying Funds. If you are considering investing in a Principal LifeTime Fund, you should take into account your estimated retirement date and risk tolerance. In general, each Principal LifeTime Fund is managed with the assumption that the investor will invest in a Principal LifeTime Fund whose stated date is closest to the date the shareholder retires. Choosing a Fund targeting an earlier date represents a more conservative choice; targeting a Fund with a later date represents a more aggressive choice. It is important to note that the retirement year of the Fund you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the Principal LifeTime Funds are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

The risks associated with investing in an Underlying Fund of a fund of funds are discussed in Appendix A under Underlying Fund Risk.

Portfolio Turnover
“Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. No turnover rate can be calculated for the Money Market Fund because of the short maturities of the securities in which each invests. Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

30 CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS	Principal Investors Fund
1-800-547-7754

MANAGEMENT OF THE FUNDS

The Manager
Principal Management Corporation (“Principal”) serves as the manager for the Fund. Through the Management Agreement with the Fund, Principal provides investment advisory services and certain corporate administrative services for the Fund.

Principal is an indirect subsidiary of Principal Financial Group, Inc. and has managed mutual funds since 1969. Principal’s address is Principal Financial Group, Des Moines, Iowa 50392.

Principal provides a substantial part of the investment advisory services to each of the Principal LifeTime Funds directly, while engaging PGI as a sub-advisor to provide asset allocation services to the Funds. The portfolio managers appointed by Principal for each Principal LifeTime Fund are James Fennessey, Michael P. Finnegan, and Randy L. Welch. The portfolio manager appointed by PGI for each Principal LifeTime Fund is Dirk Laschanzky. Messrs. Fennessey, Finnegan, Welch, and Laschanzky share day-to-day management of the Principal LifeTime Funds according to their respective responsibilities which are described as follows. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Fund’s strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets, operating as a team, sharing authority and responsibility for research with no limitation on the authority of one portfolio manager in relation to another.

James W. Fennessey, CFA. Mr. Fennessey is a Vice President of Principal Management Corporation. Mr. Fennessey joined the Principal Financial Group in 2000. He is the Head of the Manager Research Team that is responsible for analyzing, interpreting and coordinating investment performance data and evaluation of the investment managers under the due diligence program that monitors investment managers used by the Principal Funds. Mr. Fennessey graduated from Truman State University with a BS in Business Administration, with an emphasis in Finance, and a minor in Economics. He has earned the right to use the Chartered Financial Analyst designation.

Michael P. Finnegan, CFA. Mr. Finnegan is Chief Investment Officer for Principal Management Corporation. Mr. Finnegan joined the Principal Financial Group in May of 2001 and leads the Investment Services group. As head of Investment Services, Mr. Finnegan is primarily responsible for developing and implementing Principal’s investment and product development strategies. Prior to joining Principal, Mr. Finnegan worked for Wilshire Associates’ consulting division providing investment consulting and client service to large institutional clients. Mr. Finnegan has earned the right to use the Chartered Financial Analyst designation and is a member of the ICFA and the Iowa Society of Financial Analysts. He received an M.A. in Finance from the University of Iowa and a B.B.A. in Finance from Iowa State University.

Randy L. Welch. Mr. Welch is a Vice President of Principal Management Corporation. Mr. Welch joined the Principal Financial Group in 1989 and oversees the functions of the Investment Services group, which includes investment manager research, investment consulting, performance analysis, and investment communication. He is also responsible for the due diligence program that monitors investment managers used by the Principal Funds. Mr. Welch is an affiliate member of the Chartered Financial Analysts (CFA) Institute. Mr. Welch earned his undergraduate degree from Grand View College and an MBA from Drake University.

The Sub-Advisors
Principal has signed contracts with various Sub-Advisors. Under the sub-advisory agreements, the Sub-Advisor agrees to assume the obligations of Principal to provide investment advisory services for a specific Fund. For these services, the Sub-Advisor is paid a fee by Principal. Information regarding the Sub-Advisors and individual portfolio managers is set forth below. The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in each of the Funds.

Principal Investors Fund	MANAGEMENT OF THE FUNDS 31
www.principal.com

Sub-Advisor:	Principal Global Investors, LLC (“PGI”) is an indirect wholly owned subsidiary of Principal Life Insurance Company, an affiliate of Principal, and a member of the Principal Financial Group. PGI manages equity, fixed-income, and real estate investments primarily for institutional investors, including Principal Life. PGI’s headquarters address is 801 Grand Avenue, Des Moines, IA 50392. It has other primary asset management offices in New York, London, Sydney, and Singapore.

The day-to-day portfolio management is shared by two or more portfolio managers. In each such case, except where noted below, the portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

Day-to-day
Fund	Fund Management

Bond & Mortgage Securities	William C. Armstrong Timothy R. Warrick
LargeCap Value	Arild Holm John Pihlblad Jeffrey Schwarte
Principal LifeTime 2010	Dirk Laschanzky
Principal LifeTime 2020	Dirk Laschanzky
Principal LifeTime 2030	Dirk Laschanzky
Principal LifeTime 2040	Dirk Laschanzky
Principal LifeTime 2050	Dirk Laschanzky
Principal LifeTime Strategic Income	Dirk Laschanzky

William C. Armstrong, CFA. Mr. Armstrong is a portfolio manager for PGI. He manages multi-sector portfolios that invest in corporate bonds, mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, sovereigns, and agencies. He joined the firm in 1992. Previously he served as a commissioned bank examiner at Federal Deposit Insurance Commission. He earned a Master’s degree from the University of Iowa and a Bachelor’s degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Arild Holm, CFA. Mr. Holm is a portfolio manager at PGI. He specializes in the management of large cap value portfolios and also provides analyst coverage of domestic energy companies. Before joining Principal in 2002, Mr. Holm was an investment officer with the University of California. Previously, he spent five years with the Colorado Public Employees’ Retirement Association (PERA) as an energy portfolio manager and three years as an oil and gas analyst with Hanifen, Imhoff, Inc. Mr. Holm earned an MBA in Finance from the University of Colorado and a Bachelor’s degree in Management Sciences from the University of Manchester Institute of Science and Technology (England). He has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

Dirk Laschanzky, CFA. Mr. Laschanzky is a portfolio manager for PGI, responsible for portfolio implementation strategies, asset allocation and managing the midcap value and index portfolios. Prior to joining PGI in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services. He earned an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Laschanzky shares responsibility for the day-to-day management of the Principal LifeTime Funds with Messrs. Fennessey, Finnegan and Welch, portfolio managers representing Principal. On behalf of PGI, Mr. Laschanzky develops, implements, and monitors the Funds’ strategic or long-term asset class targets and target ranges. On behalf of Principal, Messrs. Fennessey, Finnegan, and Welch implement the strategic asset allocation Mr. Laschanzky sets.

32 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

John Pihlblad, CFA. Mr. Pihlblad is a portfolio manager at PGI. He joined the firm in 2000 and led the development of PGI’s Global Research Platform. He has over 25 years experience in creating and managing quantitative investment systems. Prior to joining PGI, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He earned a BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Jeffrey A. Schwarte, CFA, CPA. Mr. Schwarte is a portfolio manager at PGI. He manages the large-cap core portfolios and is co-portfolio manager on the midcap value strategies. He joined the firm in 1993 as a staff auditor and has held various positions before moving to an equity research position in 2000. He earned a Bachelor’s degree in Accounting from the University of Northern Iowa. He has earned the right to use the Chartered Financial Analyst designation and is a Certified Public Accountant, a Certified Internal Auditor, and a Fellow of the Life Management Institute (FLMI).

Timothy R. Warrick, CFA. Mr. Warrick is a portfolio manager at PGI with responsibility for the corporate and U.S. multi-sector portfolios. He also serves as portfolio management team leader with responsibility for overseeing portfolio management function for all total return fixed income products. Prior to his portfolio management responsibilities with the firm, Mr. Warrick was a fixed income credit analyst and extensively involved in product development. He joined the firm in 1990. He received an MBA in Finance from Drake University and a Bachelor’s degree in Accounting and Economics from Simpson College. He has earned the right to use the Chartered Financial Analyst designation.

Duties of Principal and Sub-Advisors
Principal or the Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Fund’s investment objective and policies. Within the scope of the approved investment program, the Sub-Advisor advises the Fund on its investment policy and determines which securities are bought or sold, and in what amounts.

The Sub-Sub-Advisors
Principal Global Investors, LLC (“PGI”) has entered into sub-sub-advisory agreements for the Bond & Mortgage Securities Fund. Under this agreement, the sub-advisor has agreed to assume the obligations of PGI for a certain portion of the Fund’s assets. The sub-sub-advisor is paid a fee by PGI.

PGI is the sub-advisor for the Bond & Mortgage Securities Fund. Day-to-day management decisions concerning a portion of the Bond & Mortgage Securities Fund’s portfolio are made by Spectrum Asset Management, Inc. (“Spectrum”), which serves as sub-sub-advisor.

Sub-Advisor:	Spectrum Asset Management, Inc. (“Spectrum”) is an indirect subsidiary of Principal Life, an affiliate of PGI and a member of the Principal Financial Group. Spectrum was founded in 1987. Its address is 4 High Ridge Park, Stamford, CT 06905.

The day-to day portfolio management is shared by two or more portfolio managers. The portfolio managers operate as a team, sharing authority and responsibility for research and the day-to-day management of the portfolio with no limitation on the authority of one portfolio manager in relation to another.

L. Phillip Jacoby. Mr. Jacoby is Sr. Vice President and Portfolio Manager for Spectrum and chairman of Spectrum’s Investment Committee. Prior to joining Spectrum in 1995, he was a senior investment officer as USL Capital Corporation, a subsidiary of Ford Motor Corporate, and co-managed a $600 million preferred stock portfolio. He earned his BS in Finance from Boston University.

Bernard M. Sussman. Mr. Sussman is Chief Investment Officer of Spectrum and Chair of its Investment Committee. Prior to joining Spectrum in 1995, Mr. Sussman was a general partner and head of the Preferred Stock area of

Principal Investors Fund	MANAGEMENT OF THE FUNDS 33
www.principal.com

Goldman Sachs & Co. He was responsible for sales, trading and underwriting for all preferred products and was instrumental in the development of the hybrid (MIPS) market. He earned both an MBA in Finance and a Bachelor’s degree in Industrial Relations from Cornell University.

Fees Paid to Principal
The Fund pays Principal a fee for its services, which includes any fee Principal pays to the Sub-Advisor. The fee each Fund paid (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2007 was:

Bond & Mortgage Securities Fund	0.52%
LargeCap Value Fund	0.44%
Principal LifeTime 2010 Fund	0.1225%
Principal LifeTime 2020 Fund	0.1225%
Principal LifeTime 2030 Fund	0.1225%
Principal LifeTime 2040 Fund	0.1225%
Principal LifeTime 2050 Fund	0.1225%
Principal LifeTime Strategic Income Fund	0.1225%

A discussion regarding the basis for the Board of Directors approving the management agreement with Principal and the sub-advisory agreements with each Sub-Advisor is available in the semi-annual report to shareholders for the period ended April 30, 2007 and in the annual report to shareholders for the fiscal year ended October 31, 2007.

Under an order received from the SEC, the Fund and Principal, may enter into and materially amend agreements with Sub-Advisors, other than those affiliated with Principal, without obtaining shareholder approval. For any Fund that is relying on that order, Principal may, without obtaining shareholder approval:

•	hire one or more Sub-Advisors;

•	change Sub-Advisors; and

•	reallocate management fees between itself and Sub-Advisors.

Principal has ultimate responsibility for the investment performance of each Fund that utilizes a Sub-Advisor due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination, and replacement. No Fund will rely on the order until it receives approval from its shareholders or, in the case of a new Fund, the Fund’s sole initial shareholder before the Fund is available to the other purchasers, and the Fund states in its prospectus that it intends to rely on the order.

The shareholders of each of the Funds have approved the Fund’s reliance on the order; however, none of the Funds available through this prospectus intend to rely on the order.

34 MANAGEMENT OF THE FUNDS	Principal Investors Fund
1-800-547-7754

PRICING OF FUND SHARES

Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the New York Stock Exchange (“NYSE”) is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

•	on a day that the NYSE is open and
•	prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

For these Funds, the share price is calculated by:

•	taking the current market value of the total assets of the Fund
•	subtracting liabilities of the Fund
•	dividing the remainder proportionately into the classes of the Fund
•	subtracting the liability of each class
•	dividing the remainder by the total number of shares owned in that class.

NOTES:

•	If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
•	A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s NAV are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated. Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If Principal believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

Principal Investors Fund	PRICING OF FUND SHARES 35
www.principal.com

The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

•	Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

PURCHASE OF FUND SHARES

Shares may be purchased:

•	via the internet.

•	standard method of accepting data for plans with fewer than 1,000 current and terminated (within the last five years) members.
•	available 7 days a week (7 a.m. to 9 p.m. Central Time).

•	using a modem.

•	plan contributions transferred electronically.
•	standard method of accepting data for plans with more than 1,000 current and terminated (within the last five years) members.
•	available 24 hours a day, 7 days a week.

To eliminate the need for safekeeping, the Funds will not issue certificates for shares. The Funds may periodically close to new purchases of shares or refuse any order to buy shares if Principal determines that doing so would be in the best interests of the Fund and its shareholders.

Principal may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

REDEMPTION OF FUND SHARES

Subject to any restrictions imposed by a plan, shares may be sold back to the Fund any day the NYSE is open. For more information about how to sell shares of the Fund, including any charges that a plan may impose, please consult the plan.

The Fund generally sends payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Distributions in Kind. Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Redemption fees. The Fund board of directors has determined that it is not necessary to impose a fee upon the redemption of fund shares, because the Fund has adopted transfer restrictions as described in “Exchange of Fund Shares.”

36 PURCHASE OF FUND SHARES	Principal Investors Fund
1-800-547-7754

EXCHANGE OF FUND SHARES

An exchange between Funds is a redemption of shares of one Fund and a concurrent purchase of shares in another Fund with the redemption proceeds. A shareholder, including a beneficial owner of shares held in nominee name or a participant in a participant-directed employee benefit plan, may exchange Fund shares under certain circumstances. In addition to any restrictions an intermediary or an employee benefit plan imposes, Fund shares may be exchanged, without charge, for shares of any other Fund of Principal Investors Fund, provided that:

•	the shareholder has not exchanged shares of the Fund within 30 days preceding the exchange, unless the shareholder is exchanging into the Money Market Fund,
•	the share class of such other Fund is available through the plan, and
•	the share class of such other Fund is available in the shareholder’s state of residence.

All exchanges completed on the same day are considered a single exchange for purposes of this exchange limitation. In addition, the Fund will reject an order to purchase shares of any Fund, except shares of the Money Market Fund, if the shareholder redeemed shares from that Fund within the preceding 30-day period. The 30-day exchange or purchase restriction does not apply to exchanges or purchases made on a scheduled basis such as scheduled periodic portfolio rebalancing transactions, or where the application of the restriction would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder.

If Fund shares are purchased through an intermediary that is unable or unwilling to impose the 30-day exchange restriction described above, Fund management may waive this restriction in lieu of the exchange limitation that the intermediary is able to impose if, in management’s judgment, such limitation is reasonably likely to prevent excessive trading in Fund shares. In order to prevent excessive exchanges, and under other circumstances where the Fund Board of Directors or Principal believes it is in the best interests of the Fund, the Fund reserves the right to revise or terminate this exchange privilege, limit the amount or further limit the number of exchanges, reject any exchange or close an account.

FREQUENT PURCHASES AND REDEMPTIONS

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

•	Disrupt the management of the Funds by:

•	forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
•	causing unplanned portfolio turnover;

•	Hurt the portfolio performance of the Funds; and
•	Increase expenses of the Funds due to:

•	increased broker-dealer commissions and
•	increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. The potential negative impact and harms of undetected excessive trading in shares of the underlying Funds in which the Principal LifeTime Funds or Strategic Asset Management Funds invest could flow through to the Principal LifeTime Funds and Strategic Asset Management Funds as they would for any Fund shareholder. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

Principal Investors Fund	EXCHANGE OF FUND SHARES 37
www.principal.com

The Funds have adopted an exchange frequency restriction, described above in “Exchange of Fund Shares” to limit excessive trading in fund shares.

DIVIDENDS AND DISTRIBUTIONS

Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The payment schedule is as follows:

•	The Bond & Mortgage Securities Fund declares dividends of its daily net investment income each day its shares are priced. On the last business day of each month the Funds will pay out its accumulated declared dividends.

•	The other Funds pay their net investment income on an annual basis. The payment date is the last business day of the year.

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the fourth business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the Investment Company Act of 1940, as amended, and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principal.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-547-7754. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

38 DIVIDENDS AND DISTRIBUTIONS	Principal Investors Fund
1-800-547-7754

FUND ACCOUNT INFORMATION

Statements
Statements are sent each calendar quarter. The statements provide the number and value of shares owned by the plan, transactions during the quarter, dividends declared or paid, and other information.

This information may also be accessed by accessing www.principal.com.

Orders Placed by Intermediaries
Principal Investors Fund may have an agreement with your intermediary, such as a broker-dealer, third party administrator, or trust company, that permits the intermediary to accept orders on behalf of the Fund until 3 p.m. Central Time. The agreement may include authorization for your intermediary to designate other intermediaries (“sub-designees”) to accept orders on behalf of the Fund on the same terms that apply to the intermediary. In such cases, if your intermediary or a sub-designee receives your order in correct form by 3 p.m. Central Time, transmits it to the Fund and pays for it in accordance with the agreement, the Fund will price the order at the next NAV it computes after your intermediary or sub-designee received your order.

Note: The time at which the Fund prices orders and the time until which the Fund or your intermediary or sub-designee will accept orders may change in the case of an emergency or if the New York Stock Exchange closes at a time other than 3 p.m. Central Time.

Minimum Account Balance
The Principal Investors Fund reserves the right to set a minimum and redeem all shares in the Fund if the value of a plan’s investments in the Fund is less than the minimum. Principal Investors Fund has set the minimum at $2.5 million. The redemption proceeds would then be sent according to the directions of the appropriate plan fiduciary. If the Fund exercises this right, the plan sponsor will be notified that the redemption is going to be made. The plan will have 30 days to make an additional investment and bring plan assets up to the required minimum. The Fund reserves the right to change the minimum.

Reservation of Rights
The Principal Investors Fund reserves the right to amend or terminate the special plans described in this prospectus. In addition, Principal Investors Fund reserves the right to change the share classes described herein. Shareholders will be notified of any such action to the extent required by law.

Multiple Translations
This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

Procedures for Opening an Account
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.

If concerns arise with verification of your identification, no transactions, other than redemptions, will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identify within 30 days of our receipt of your original purchase, the account(s) will be closed and redeemed in accordance with normal redemption procedures.

Financial Statements
Plans will receive annual financial statements for the Funds, audited by the Funds’ independent registered public accounting firm, Ernst & Young LLP. Plans will also receive a semiannual financial statement that is unaudited.

Principal Investors Fund	FUND ACCOUNT INFORMATION 39
www.principal.com

PORTFOLIO HOLDINGS INFORMATION

The Fund will publish month-end portfolio holdings information for the Funds described in this Prospectus on the principal.com website and the PrincipalFunds.com website on the last business day of the following month. The information will include all of each Fund’s holdings, and may include information regarding the top ten holdings as well. The information will remain on the website until the Fund files portfolio holding information with the SEC for a period that includes the date on which the holdings are published on the websites. Also, from time to time, information relating to the impact of specific events, such as national disasters, corporate debt defaults, or similar events, on a Fund’s portfolio will be published on the website. In addition, composite portfolio holdings information for the Money Market Fund is published each week as of the prior week on the principalglobal.com website.

Third parties who need portfolio holdings information to provide services to the Funds may be provided such information prior to its posting on the website, solely for legitimate business purposes and subject to confidentiality agreements. A description of the Funds’ policies and procedures with respect to the disclosure of the portfolio securities is available in the Funds’ Statement of Additional Information.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions).

The financial statements for the Fund were audited by Ernst & Young LLP, whose report, along with the financial statements, is included in the most recent annual report for the Fund. To receive a copy of the latest annual or semiannual report for the Fund, you may telephone 1-800-547-7754.

40 PORTFOLIO HOLDINGS INFORMATION	Principal Investors Fund
1-800-547-7754

FINANCIAL HIGHLIGHTS
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005		2004	2003
BOND & MORTGAGE SECURITIES FUND
Select shares
Net Asset Value, Beginning of Period	$10.77	$10.71	$10.99		$10.78	$10.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.54	0.47	0.40		0.36	0.34
Net Realized and Unrealized Gain (Loss) on Investments	(0.18)	0.04	(0.28)		0.21	0.16

Total From Investment Operations	0.36	0.51	0.12		0.57	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.53)	(0.45)	(0.39)		(0.36)	(0.37)
Distributions from Realized Gains	—	—	(0.01)		—	—

Total Dividends and Distributions	(0.53)	(0.45)	(0.40)		(0.36)	(0.37)

Net Asset Value, End of Period	$10.60	$10.77	$10.71		$10.99	$10.78

Total Return	3.42%	4.92%	1.06%		5.39%	4.79%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$28,800	$18,009	$8,635		$2,274	$912
Ratio of Expenses to Average Net Assets	0.90%	0.95%	1.15%		0.96%	0.93%
Ratio of Expenses to Average Net Assets (Excluding Reverse Repurchase Agreement Expense)(b)	N/A	0.91%	0.93%		0.93%	—%
Ratio of Net Investment Income to Average Net Assets	5.05%	4.46%	3.69%		3.35%	3.12%
Portfolio Turnover Rate	259.1%	274.5%	202.1	% (c)	150.5%	91.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Excludes interest expense paid on borrowings through reverse repurchase agreements. See “Operating Policies” in notes to financial statements.

(c)	Portfolio turnover rate excludes approximately $213,484,000 of securities from the acquisition of Principal Bond Fund, Inc.

	2007	2006	2005		2004		2003
LARGECAP VALUE FUND
Select shares
Net Asset Value, Beginning of Period	$13.04	$11.28	$10.64		$9.79		$8.25
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.18	0.13		0.12		0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.00	1.97	1.02		0.81		1.50

Total From Investment Operations	1.20	2.15	1.15		0.93		1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.10)	(0.13)		(0.08)		(0.06)
Distributions from Realized Gains	(0.60)	(0.29)	(0.38)		—		—

Total Dividends and Distributions	(0.78)	(0.39)	(0.51)		(0.08)		(0.06)

Net Asset Value, End of Period	$13.46	$13.04	$11.28		$10.64		$9.79

Total Return	9.60%	19.57%	11.05%		9.58%		19.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,928	$1,278	$739		$15		$10
Ratio of Expenses to Average Net Assets	0.82%	0.83%	0.83%		0.83%		0.82%
Ratio of Gross Expenses to Average Net Assets	—%	—%	—%		0.83	% (b)	0.83	% (b)
Ratio of Net Investment Income to Average Net Assets	1.49%	1.51%	1.15%		1.14%		1.24%
Portfolio Turnover Rate	100.3%	92.8%	181.1	% (c)	228.4%		179.1%

(a)	Calculated based on average shares outstanding during the period.

(a)	Expense ratio without commission rebates.

(c)	Portfolio turnover rate excludes approximately $329,124,000 of securities from the acquisition of Principal Capital Value Fund, Inc.

FINANCIAL HIGHLIGHTS
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME STRATEGIC INCOME FUND
Select shares
Net Asset Value, Beginning of Period	$12.64	$11.95	$11.69	$10.74	$9.69
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.49	0.42	0.34	0.13	0.14
Net Realized and Unrealized Gain (Loss) on Investments	0.17	0.68	0.29	0.98	1.02

Total From Investment Operations	0.66	1.10	0.63	1.11	1.16
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.41)	(0.29)	(0.24)	(0.16)	(0.10)
Distributions from Realized Gains	(0.06)	(0.12)	(0.13)	—	(0.01)

Total Dividends and Distributions	(0.47)	(0.41)	(0.37)	(0.16)	(0.11)

Net Asset Value, End of Period	$12.83	$12.64	$11.95	$11.69	$10.74

Total Return	5.30%	9.46%	5.43%	10.44%	12.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$11,742	$4,466	$1,861	$479	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	3.91%	3.44%	2.84%	1.11%	1.27%
Portfolio Turnover Rate	25.3%	48.9%	43.8%	34.1%	43.9%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2010 FUND
Select shares
Net Asset Value, Beginning of Period	$13.17	$12.07	$11.57	$10.60	$9.37
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.37	0.36	0.25	0.10	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.99	1.07	0.59	1.00	1.23

Total From Investment Operations	1.36	1.43	0.84	1.10	1.35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.25)	(0.24)	(0.13)	(0.12)
Distributions from Realized Gains	(0.07)	(0.08)	(0.10)	—	—

Total Dividends and Distributions	(0.43)	(0.33)	(0.34)	(0.13)	(0.12)

Net Asset Value, End of Period	$14.10	$13.17	$12.07	$11.57	$10.60

Total Return	10.64%	12.12%	7.41%	10.49%	14.60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$59,244	$26,768	$11,896	$1,501	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.71%	2.87%	2.19%	0.89%	1.18%
Portfolio Turnover Rate	14.7%	16.6%	10.2%	34.3%	47.8%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

FINANCIAL HIGHLIGHTS
Principal Investors Fund, Inc.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2020 FUND
Select shares
Net Asset Value, Beginning of Period	$13.64	$12.24	$11.46	$10.53	$9.12
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.31	0.30	0.19	0.06	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.52	1.47	0.92	1.02	1.41

Total From Investment Operations	1.83	1.77	1.11	1.08	1.51
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.27)	(0.24)	(0.15)	(0.10)
Distributions from Realized Gains	(0.09)	(0.10)	(0.09)	—	—

Total Dividends and Distributions	(0.45)	(0.37)	(0.33)	(0.15)	(0.10)

Net Asset Value, End of Period	$15.02	$13.64	$12.24	$11.46	$10.53

Total Return	13.71%	14.79%	9.75%	10.35%	16.73%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$121,196	$53,209	$18,811	$1,529	$11
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	2.21%	2.33%	1.48%	0.54%	1.02%
Portfolio Turnover Rate	15.1%	7.4%	5.5%	27.0%	41.1%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2030 FUND
Select shares
Net Asset Value, Beginning of Period	$13.83	$12.31	$11.38	$10.40	$8.75
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.28	0.26	0.17	0.03	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.83	1.64	1.05	1.06	1.68

Total From Investment Operations	2.11	1.90	1.22	1.09	1.72
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.32)	(0.26)	(0.21)	(0.11)	(0.07)
Distributions from Realized Gains	(0.10)	(0.12)	(0.08)	—	—

Total Dividends and Distributions	(0.42)	(0.38)	(0.29)	(0.11)	(0.07)

Net Asset Value, End of Period	$15.52	$13.83	$12.31	$11.38	$10.40

Total Return	15.65%	15.75%	10.86%	10.55%	19.77	%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$117,390	$58,595	$23,705	$7,352	$15
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.99%	1.41%	0.25%	0.21%
Portfolio Turnover Rate	15.5%	9.4%	4.8%	30.7%	52.4	%(c)

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

(c)	Portfolio turnover rate excludes approximately $22,287,000 of securities from the acquisition of Balanced Fund and $22,287,000 from portfolio realignment.

(d)	During 2003, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

FINANCIAL HIGHLIGHTS
PRINCIPAL INVESTORS FUND, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2040 FUND
Select shares
Net Asset Value, Beginning of Period	$13.72	$12.15	$11.13	$10.19	$8.65
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.20	0.22	0.07	0.02	0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.70	1.22	1.03	1.55

Total From Investment Operations	2.30	1.92	1.29	1.05	1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.24)	(0.19)	(0.11)	(0.06)
Distributions from Realized Gains	(0.10)	(0.11)	(0.08)	—	—

Total Dividends and Distributions	(0.41)	(0.35)	(0.27)	(0.11)	(0.06)

Net Asset Value, End of Period	$15.61	$13.72	$12.15	$11.13	$10.19

Total Return	17.14%	16.11%	11.67%	10.35%	18.66%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$46,791	$14,898	$5,549	$256	$10
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.40%	1.69%	0.53%	0.15%	0.56%
Portfolio Turnover Rate	16.5%	13.1%	7.1%	40.0%	46.0%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

	2007	2006	2005	2004	2003
PRINCIPAL LIFETIME 2050 FUND
Select shares
Net Asset Value, Beginning of Period	$13.33	$11.74	$10.65	$9.72	$8.13
Income from Investment Operations:
Net Investment Income (Operating Loss)(a)	0.21	0.13	0.02	0.01	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.10	1.80	1.31	0.99	1.61

Total From Investment Operations	2.31	1.93	1.33	1.00	1.63
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.23)	(0.17)	(0.07)	(0.04)
Distributions from Realized Gains	(0.11)	(0.11)	(0.07)	—	—

Total Dividends and Distributions	(0.39)	(0.34)	(0.24)	(0.07)	(0.04)

Net Asset Value, End of Period	$15.25	$13.33	$11.74	$10.65	$9.72

Total Return	17.71%	16.76%	12.57%	10.37%	20.10%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$18,918	$7,836	$1,675	$112	$10
Ratio of Expenses to Average Net Assets(b)	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets	1.52%	1.06%	0.15%	0.09%	0.28%
Portfolio Turnover Rate	21.2%	15.9%	7.5%	44.9%	45.7%

(a)	Calculated based on average shares outstanding during the period.

(b)	Does not include expenses of the investment companies in which the Fund invests.

ADDITIONAL INFORMATION

Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated February 29, 2008, which is incorporated by reference into this prospectus. Additional information about the Funds’ investments is available in the Fund’s annual and semiannual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during the last fiscal year. The Statement of Additional Information and the Fund’s annual and semi annual reports can be obtained free of charge by writing Principal Investors Fund, P.O. Box 8024, Boston, MA 02266-8024. In addition, the Fund makes its Statement of Additional Information and annual and semi annual reports available, free of charge, on our website www.principal.com. To request this and other information about the Fund and to make shareholder inquiries, telephone 1-800-547-7754.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102.

The U.S. government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

Principal Investors Fund, Inc. SEC File 811-07572

Principal Investors Fund	ADDITIONAL INFORMATION 45
www.principal.com

APPENDIX A

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund changes with the value of the investments held by that Fund. Many factors affect that value, and it is possible that you may lose money by investing in the Funds. Factors that may adversely affect a particular Fund as a whole are called “principal risks.” The principal risks of investing in the Funds are stated above as to each Fund in the Fund’s description. Each of these risks is summarized below. The first four risks described below – credit and counterparty risk, liquidity risk, management risk, and market risk – apply to all the Funds. The remaining risks apply to certain of the Funds as described previously. Additional information about the Funds, their investments, and the related risks is located under “Certain Investment Strategies and Related Risks” and in the Statement of Additional Information.

Risks Common to All of the Funds

Credit and Counterparty Risk
Each of the funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.

Liquidity Risk
A fund is exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the fund’s ability to sell particular securities or close derivative positions at an advantageous price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Management Risk
Each of the funds is actively managed by its investment advisor or sub-advisor(s). The performance of a fund that is actively managed will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the fund’s investment objective. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, a fund could underperform other mutual funds with similar investment objectives or lose money.

Market Risk
The value of a fund’s portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the fund’s investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.

Additional Risks Applicable to Certain Funds

Active Trading Risk
A fund that actively trades portfolio securities in an attempt to achieve its investment objective may have high portfolio turnover rates that may increase the fund’s brokerage costs, accelerate the realization of taxable gains, and adversely impact fund performance.

Derivatives Risk
Derivatives are investments whose values depend on or are derived from other securities or indexes. A fund’s use of certain derivative instruments (such as options, futures, and swaps) could produce disproportionate gains or losses. Derivatives are generally considered more risky than direct investments and, in a down market, could become harder to value or sell at a fair price.

46 APPENDIX A	Principal Investors Fund
1-800-547-7754

Equity Securities Risk
Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by a fund could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.

Exchange Rate Risk
Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Fixed-Income Securities Risk
Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

Foreign Securities Risk
Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect a fund’s investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.

Growth Stock Risk
Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. A fund’s strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.

High Yield Securities Risk
Fixed-income securities that are not investment grade are commonly referred to as high yield securities or “junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed-income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Principal Investors Fund	APPENDIX A 47
www.principal.com

Market Segment Risk
Funds are subject to the risk that their principal market segment, such as large capitalization, mid capitalization, or small capitalization stocks, or growth or value stocks, may underperform compared to other market segments or to the equity markets as a whole. Thus:

•	MidCap: A fund’s strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
•	LargeCap: A fund’s strategy of investing in large cap stocks carries the risk that in certain markets large cap stocks will underperform small cap or mid cap stocks.
•	SmallCap: A fund’s strategy of investing in small cap stocks carries the risk that in certain markets small cap stocks will underperform mid cap or large cap stocks.

Municipal Securities Risk
Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of funds investing in such securities. Funds that invest in municipal securities are also subject to the risk that some or all of the interest they receive from such securities might become taxable by law or determined by the Internal Revenue Service (or the relevant state’s tax authority) to be taxable, in which event the value of such funds’ investments would likely decline.

Portfolio Duration Risk
Portfolio duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Prepayment Risk
Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

Small Company Risk
Investments in companies with smaller capitalizations may involve greater risk and price volatility than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Securities Lending
The principal risk of securities lending is that the financial institution that borrows securities from the Fund could go bankrupt or otherwise default on its commitment under the securities lending agreement and the Fund might not be able to recover the loaned securities or their value.

Underlying Fund Risk
The Principal LifeTime Funds operate as funds of funds and invest principally in Underlying Funds. From time to time, an underlying fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on underlying fund performance to the extent an underlying fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when

48 APPENDIX A	Principal Investors Fund
1-800-547-7754

a fund of funds reallocates or redeems significant assets away from an underlying fund, the loss of assets to the underlying fund could result in increased expense ratios for that fund.

Principal is the advisor to the Principal LifeTime Funds and each of the Underlying Funds. Principal Global Investors, LLC (“PGI”) is Sub-Advisor to the Principal LifeTime Funds. PGI also serves as Sub-Advisor to some or all of the Underlying Funds. Principal and PGI are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

The following table shows the percentage of the outstanding shares of underlying funds owned by the Principal LifeTime Funds as of October 31, 2007.

PRINCIPAL LIFETIME FUNDS

						Principal
	Principal	Principal	Principal	Principal	Principal	LifeTime
	LifeTime	LifeTime	LifeTime	LifeTime	LifeTime	Strategic
	2010	2020	2030	2040	2050	Income
Underlying Fund	Fund	Fund	Fund	Fund	Fund	Fund	Total

Bond & Mortgage Securities Fund	18.44%	27.37%	12.86%	2.88%	0.50%	9.62%	71.67%
LargeCap Value Fund	5.26	12.97	13.59	7.58	3.34	1.00	43.74

U.S. Government Securities Risk
U.S. government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. government securities change as interest rates fluctuate. Fluctuations in the value of a fund’s securities do not affect interest income on securities already held by the fund but are reflected in the fund’s price per share. Since the magnitude of these fluctuations generally is greater at times when a fund’s average maturity is longer, under certain market conditions a fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

U.S. Government Sponsored Securities Risk
A fund may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks. Although the issuing agency, instrumentality, or corporation may be chartered or sponsored by the U.S. government, its securities are not issued or guaranteed by the U.S. Treasury.

Value Stock Risk
A fund’s investments in value stocks carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.

Principal Investors Fund	APPENDIX A 49
www.principal.com

APPENDIX B

DEFINITIONS OF THE INDICES REFERENCED IN THIS PROSPECTUS

The performance tables included in the prospectus provide performance information of various indices. These indices are described in this appendix. An investment cannot be made directly in the indices and the indices’ performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

Lehman Brothers Aggregate Bond Index is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, and Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Target Date Category Average portfolios provide diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. These portfolios get more conservative as the goal date approaches by investing more in bonds and cash. Investment managers structure these portfolios differently; two funds with the same goal year may have different allocations to equities and therefore different levels of return and risk.

Principal LifeTime 2010 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2010 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 41.9% Russell 3000 Index, 15.1% EAFE Index, and 43.0% Lehman Aggregate Index.

Principal LifeTime 2020 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2020 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 51.1% Russell 3000 Index, 19.4% EAFE Index, and 29.5% Lehman Aggregate Index.

Principal LifeTime 2030 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2030 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 57.3% Russell 3000 Index, 22.5% EAFE Index, and 20.2% Lehman Aggregate Index.

Principal LifeTime 2040 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2040 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 61.8% Russell 3000 Index, 24.7% EAFE Index, and 13.5% Lehman Aggregate Index.

Principal LifeTime 2050 Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime 2050 portfolio. The index weightings adjust over time as the portfolio changes to become gradually more conservative. The weightings as of March 31, 2007 are 64.2% Russell 3000 Index, 25.8% EAFE Index, and 10.0% Lehman Aggregate Index.

Principal LifeTime Strategic Income Blended Index is composed of underlying indexes that represent the target asset allocation weights of the Principal LifeTime Strategic Income portfolio. The weightings as of March 31, 2007 are 19.0% Russell 3000 Index, 6.0% EAFE Index, and 75.0% Lehman Aggregate Index.

50 APPENDIX B	Principal Investors Fund
1-800-547-7754

Russell 1000 Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 3000 Index is an unmanaged index that is the combination of Russell 1000 Index and the Russell 2000 Index.

© Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate,complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Principal Investors Fund	APPENDIX B 51
www.principal.com